UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

AZL® BlackRock Capital Appreciation Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014 the AZL® BlackRock Capital Appreciation Fund returned 9.11%. That compared to a 13.05% total return for its benchmark, the Russell 1000® Growth Index1.

U.S. equities posted solid gains for the 12-month period under review as the U.S. economy continued to gain strength, with better-than-expected job growth, improved consumer confidence and healthier business spending. Strong corporate fundamentals and the Federal Reserve’s accommodative monetary policy further supported stock market gains. Together, these forces helped the broad-market S&P 500 Index to post its third consecutive year of double-digit returns, ending the period up 13.69%.

The period started and ended with high market volatility, triggered in part by weakening global economic growth, shifting expectations about Federal Reserve policy, and geopolitical flare-ups, as well as the collapse of oil prices in recent months. The resulting flight to quality by investors benefited defensive sectors such as utilities and health care.

The Fund underperformed its benchmark during the 12-month period. The largest detractor from relative performance at the sector level was an overweight position in consumer discretionary, particularly among Internet and catalog retailers. The position in an American travel website was the largest individual detractor in the sector, as the company announced disappointing earnings and operational results late in the period. Stock selection in the information technology also detracted from performance, as did telecommunication services, where a Japanese Internet and telecom conglomerate represented the top portfolio detractor. Weak results in one of its subsidiaries dragged on investor confidence.*

A larger-than-benchmark position in the health care sector, especially pharmaceuticals and biotechnology, helped enhance relative performance. Stock selection in these industries also helped enhance results, with a key biopharmaceutical company representing the top portfolio contributor following positive clinical trials for several drugs and FDA approval for use of an existing drug in a secondary application. Holdings of a pharmaceutical company, a rail transportation company and a Chinese e-commerce company also helped relative returns. The rail company benefited from the strengthening economic recovery and tight rail capacity which aided pricing ability. The Fund’s zero exposure to benchmark holdings in an IT services company also helped boost performance as the company’s worst earnings miss in 10 years drove share prices down.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

AZL® BlackRock Capital Appreciation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that the Subadviser believes have exhibited above-average growth rates in earnings over the long term.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® BlackRock Capital Appreciation Fund	9.11%	18.31%	12.40%	7.99%
Russell 1000® Growth Index	13.05%	20.26%	15.81%	9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Capital Appreciation Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL BlackRock Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,083.10	$5.25	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	32.5%
Consumer Discretionary	25.0
Health Care	22.7
Industrials	7.2
Financials	4.8
Energy	3.9
Consumer Staples	2.9
Materials	0.6

Total Common Stocks	99.6
Securities Held as Collateral for Securities on Loan	22.6
Money Market	0.2

Total Investment Securities	122.4
Net other assets (liabilities)	(22.4)

Net Assets	100.0%

3

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (99.6%):
Aerospace & Defense (2.1%):
52,748	Precision Castparts Corp.	$12,705,938

Airlines (1.8%):
142,471	Spirit Airlines, Inc.*	10,767,958

Auto Components (0.7%):
57,986	Delphi Automotive plc	4,216,742

Beverages (0.6%):
36,338	Constellation Brands, Inc., Class A*	3,567,301

Biotechnology (8.3%):
61,627	Gilead Sciences, Inc.*	5,808,961
27,107	Regeneron Pharmaceuticals, Inc.*^	11,120,647
132,093	United Therapeutics Corp.*^	17,104,723
126,108	Vertex Pharmaceuticals, Inc.*	14,981,630

		49,015,961

Chemicals (0.6%):
33,526	Ecolab, Inc.	3,504,138

Consumer Finance (1.4%):
124,815	Discover Financial Services	8,174,134

Diversified Financial Services (1.4%):
86,425	Moody’s Corp.	8,280,379

Food & Staples Retailing (1.5%):
42,748	CVS Caremark Corp.	4,117,060
92,877	Whole Foods Market, Inc.^	4,682,858

		8,799,918

Food Products (0.8%):
46,361	Hershey Co.	4,818,299

Health Care Equipment & Supplies (0.5%):
5,532	Intuitive Surgical, Inc.*	2,926,096

Health Care Providers & Services (2.9%):
140,870	Express Scripts Holding Co.*	11,927,463
36,860	Humana, Inc.	5,294,202

		17,221,665

Health Care Technology (0.8%):
32,891	athenahealth, Inc.*^	4,792,219

Hotels, Restaurants & Leisure (2.4%):
116,896	Starbucks Corp.^	9,591,317
32,812	Wynn Resorts, Ltd.	4,881,113

		14,472,430

Insurance (1.0%):
39,456	Berkshire Hathaway, Inc., Class B*	5,924,318

Internet & Catalog Retail (6.4%):
108,909	Alibaba Group Holding, Ltd., ADR*(a)	11,320,001
3,070	Alibaba Group Holding, Ltd.*	319,096
34,545	Netflix, Inc.*^	11,800,917
192,543	TripAdvisor, Inc.*^	14,375,261

		37,815,275

Internet Software & Services (15.4%):
63,079	Baidu, Inc., ADR*	14,380,120
331,764	Facebook, Inc., Class A*	25,884,228

Shares		Fair Value

Common Stocks, continued
Internet Software & Services, continued
28,382	Google, Inc., Class A*	$15,061,192
68,082	LinkedIn Corp., Class A*	15,639,116
386,534	Yahoo!, Inc.*	19,523,832

		90,488,488

IT Services (7.0%):
49,171	Alliance Data Systems Corp.*^	14,065,365
105,167	Visa, Inc., Class A^	27,574,787

		41,640,152

Media (9.7%):
370,738	Liberty Global plc, Class A*	18,612,901
93,335	Time Warner Cable, Inc.	7,972,676
568,727	Twenty-First Century Fox, Inc.^	21,841,960
94,768	Walt Disney Co. (The)	8,926,198

		57,353,735

Multiline Retail (2.0%):
165,217	Dollar General Corp.*	11,680,842

Oil, Gas & Consumable Fuels (3.9%):
98,726	Concho Resources, Inc.*	9,847,919
841,419	Palantir Technologies, Inc.*(a)	6,748,180
27,842	Pioneer Natural Resources Co.	4,144,282
43,727	Range Resources Corp.^	2,337,208

		23,077,589

Pharmaceuticals (10.1%):
372,197	Abbvie, Inc.	24,356,571
48,926	Mallinckrodt plc*	4,845,142
75,543	Perrigo Co. plc	12,627,768
128,683	Valeant Pharmaceuticals International, Inc.*	18,415,824

		60,245,305

Real Estate Investment Trusts (REITs) (1.0%):
76,236	Crown Castle International Corp.	5,999,773

Road & Rail (3.2%):
159,898	Union Pacific Corp.	19,048,649

Software (5.8%):
121,635	Oracle Corp.	5,469,926
274,500	Salesforce.com, Inc.*^	16,280,595
83,371	VMware, Inc., Class A*^	6,879,775
67,630	Workday, Inc., Class A*^	5,519,284

		34,149,580

Specialty Retail (1.2%):
66,611	Home Depot, Inc. (The)	6,992,157

Technology Hardware, Storage & Peripherals (4.4%):
235,766	Apple, Inc.	26,023,851

Textiles, Apparel & Luxury Goods (2.7%):
141,945	Lululemon Athletica, Inc.*^	7,919,112
106,973	Michael Kors Holdings, Ltd.*^	8,033,672

		15,952,784

Total Common Stocks (Cost $488,834,383)		589,655,676

Continued

4

AZL BlackRock Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (22.6%):
$133,898,895	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	$133,898,895

Total Securities Held as Collateral for Securities on Loan (Cost $133,898,895)		133,898,895

Unaffiliated Investment Company (0.2%):
953,298	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	953,298

Total Unaffiliated Investment Company (Cost $953,298)		953,298

Total Investment Securities (Cost $623,686,576)(d) — 122.4%		724,507,869
Net other assets (liabilities) — (22.4)%		(132,362,034)

Net Assets — 100.0%		$592,145,835

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $130,413,335.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 3.05% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(c)	The rate represents the effective yield at December 31, 2014.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Canada	3.6%
Cayman Islands	2.0%
China	1.6%
Hong Kong	1.1%
Ireland (Republic of)	1.7%
United Kingdom	0.6%
United States	89.4%

100.0%

See accompanying notes to the financial statements.

5

AZL BlackRock Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$623,686,576

Investment securities, at value*	$724,507,869
Interest and dividends receivable	242,544
Receivable for capital shares issued	64,610
Receivable for investments sold	3,271,789
Reclaims receivable	354
Prepaid expenses	4,947

Total Assets	728,092,113

Liabilities:
Payable for investments purchased	1,033,909
Payable for capital shares redeemed	479,577
Payable for collateral received on loaned securities	133,898,895
Manager fees payable	353,516
Administration fees payable	13,500
Distribution fees payable	126,255
Custodian fees payable	6,152
Administrative and compliance services fees payable	1,762
Trustee fees payable	35
Other accrued liabilities	32,677

Total Liabilities	135,946,278

Net Assets	$592,145,835

Net Assets Consist of:
Capital	$377,628,568
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	113,696,013
Net unrealized appreciation/(depreciation) on investments	100,821,254

Net Assets	$592,145,835

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,787,842
Net Asset Value (offering and redemption price per share)	$18.63

*	Includes securities on loan of $130,413,335.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$3,997,735
Income from securities lending	130,624
Foreign withholding tax	(1,576)

Total Investment Income	4,126,783

Expenses:
Manager fees	4,963,456
Administration fees	165,131
Distribution fees	1,551,077
Custodian fees	28,519
Administrative and compliance services fees	8,550
Trustee fees	32,973
Professional fees	34,343
Shareholder reports	33,593
Other expenses	16,538

Total expenses before reductions	6,834,180
Less expenses voluntarily waived/reimbursed by the Manager	(620,426)
Less expenses paid indirectly	(7,550)

Net expenses	6,206,204

Net Investment Income/(Loss)	(2,079,421)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	116,923,544
Change in net unrealized appreciation/depreciation on investments	(67,502,717)

Net Realized/Unrealized Gains/(Losses) on Investments	49,420,827

Change in Net Assets Resulting From Operations	$47,341,406

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$(2,079,421)	$(1,357,741)
Net realized gains/(losses) on investment transactions	116,923,544	128,641,753
Change in unrealized appreciation/depreciation on investments	(67,502,717)	55,425,199

Change in net assets resulting from operations	47,341,406	182,709,211

Dividends to Shareholders:
From net investment income	—	(3,318,026)
From net realized gains	(59,367,203)	—

Change in net assets resulting from dividends to shareholders	(59,367,203)	(3,318,026)

Capital Transactions:
Proceeds from shares issued	15,715,895	39,281,631
Proceeds from dividends reinvested	59,367,203	3,318,026
Value of shares redeemed	(182,044,463)	(68,680,901)

Change in net assets resulting from capital transactions	(106,961,365)	(26,081,244)

Change in net assets	(118,987,162)	153,309,941
Net Assets:
Beginning of period	711,132,997	557,823,056

End of period	$592,145,835	$711,132,997

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	850,880	2,445,729
Dividends reinvested	3,348,404	198,803
Shares redeemed	(9,905,890)	(4,183,127)

Change in shares	(5,706,606)	(1,538,595)

See accompanying notes to the financial statements.

7

AZL BlackRock Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.97	$14.29	$12.57	$13.83	$11.73

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.03)	0.09	0.01	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	1.70	4.80	1.64	(1.27)	2.24

Total from Investment Activities	1.63	4.77	1.73	(1.26)	2.23

Dividends to Shareholders From:
Net Investment Income	—	(0.09)	(0.01)	—	(0.01)
Net Realized Gains	(1.97)	—	—	—	(0.12)
Return of Capital	—	—	—	—	—	(a)

Total Dividends	(1.97)	(0.09)	(0.01)	—	(0.13)

Net Asset Value, End of Period	$18.63	$18.97	$14.29	$12.57	$13.83

Total Return(b)	9.11%	33.44%	13.73%	(9.11)%	19.20%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$592,146	$711,133	$557,823	$477,619	$562,801
Net Investment Income/(Loss)	(0.34)%	(0.22)%	0.62%	0.05%	(0.06)%
Expenses Before Reductions(c)	1.10%	1.11%	1.11%	1.13%	1.13%
Expenses Net of Reductions	1.00%	1.00%	1.01%	1.02%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.00%	1.01%	1.01%	1.02%	1.00%
Portfolio Turnover Rate(e)	101%	161%	62%	81%	80	%(f)

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81%.

See accompanying notes to the financial statements.

8

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Capital Appreciation Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $44.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $12,960 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion,

10

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $7,874 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Oil, Gas & Consumable Fuels	$16,329,409	$—	$6,748,180	$23,077,589
All Other Common Stocks+	566,578,087	—	—	566,578,087
Securities Held as Collateral for Securities on Loan	—	133,898,895	—	133,898,895
Unaffiliated Investment Company	953,298	—	—	953,298

Total Investment Securities	$583,860,794	$133,898,895	$6,748,180	$724,507,869

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 instruments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$622,173,911	$791,688,595

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets

Alibaba Group Holding, Ltd.	4/25/14	$7,405,812	108,909	$11,320,001	1.91%
Palantir Technologies, Inc.	2/7/14	5,157,898	841,419	6,748,180	1.14%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $625,827,590. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$108,266,675
Unrealized depreciation	(9,586,396)

Net unrealized appreciation/(depreciation)	$98,680,279

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$—	$59,367,203	$59,367,203

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Capital Appreciation Fund	$3,317,990	$36	$3,318,026

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

12

AZL BlackRock Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Capital Appreciation Fund	$6,968,622	$108,868,405	$—	$98,680,240	$214,517,267

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

14

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $59,367,203.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014 the AZL® BlackRock Global Allocation Fund returned 1.95%. That compared to a 4.18% total return for its benchmark, the Balanced Composite Index which is comprised of a 36% weighting in the S&P 500 Index1, a 24% weighting in the FTSE World ex U.S. Index2, 24% weighting in the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3 and a 16% weighting in the Citigroup (Non-USD) World Government Bond Index4.

U.S. equity markets outperformed most international equity markets for the 12-month period, while fixed income markets offered modest gains. Global equity markets started out on a negative note: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Stocks recovered quickly, however, with new data showing that growth in the U.S. remained strong and the European Central Bank exhibiting a willingness to act to combat low inflation in the eurozone.

Market volatility increased through the year due in part to geopolitical crises, particularly the Russia-Ukraine conflict, and the ground war in Gaza. Signs of a stronger U.S. economic recovery and flagging global growth helped support strength in the U.S. dollar. The appreciating dollar put pressure on commodity prices, particularly oil, later in the period. It also led many foreign equity markets to underperform in U.S. dollar terms, despite posting gains in local currency terms. Concerns around weak global growth, along with the strong U.S. currency, drove investors to seek safety in U.S. Treasuries later in the period, bidding up prices on those securities and driving down interest rates.

The Fund underperformed its composite benchmark for the period under review primarily due to a combination of stock selection, country and sector allocations, and exposure to cash securities. From a country perspective, a smaller-than-benchmark exposure to U.S. equities as well as stock selection in that country weighed on results. Stock selection in Canada and Europe, most notably in France and Germany, also dragged on relative performance. At the sector level, stock selection and overweight positions in the materials and industrials sectors hurt the Fund’s performance, as did selection in information technology and financials. A larger-than-benchmark holding of gold-related securities detracted from relative performance as commodities prices fell during the period. The Fund’s cash-equivalent holdings—which were used to help mitigate portfolio volatility and as a source of funds for new investments— dragged on results, given the low-interest rate environment and the fully invested nature of the benchmark.*

The Fund’s relative performance benefited from stock selection in Japan and an overweight allocation to that country. Strong corporate earnings and stimulus efforts by the Japanese central bank helped buoy the nation’s equity markets. From a sector perspective, an overweight allocation to health care holdings, along with stock selection within that sector, helped boost relative performance. An underweight allocation to fixed income securities in general helped improve the Fund’s relative returns, as did a smaller-than-benchmark position in Japanese government bonds. The Fund’s overweight allocation to emerging market sovereign bonds also contributed positively to relative performance. From a currency perspective, the Fund benefited from a larger-than-benchmark exposure to U.S. currency-denominated securities as the U.S. dollar strengthened relative to other foreign currencies.*

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Financial Times Stock Exchange World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. Investors cannot invest directly in an index.

1

AZL® BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (1/10/12)
AZL® BlackRock Global Allocation Fund	1.95%	7.68%
Balanced Composite Index	4.18%	9.18%
S&P 500 Index	13.69%	19.50%
FTSE World ex U.S. Index	-3.74%	9.43%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	2.93%	0.92%
Citigroup Non-U.S. Dollar World Government Bond Index	-2.68%	-1.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® BlackRock Global Allocation Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.19% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL BlackRock Global Allocation Fund	$1,000.00	$982.70	$5.40	1.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stocks	54.3%
U.S. Treasury Obligations	24.3
Foreign Bonds	9.2
Securities Held as Collateral on Loan	5.9
Yankee Dollars	2.8
Corporate Bonds	2.5
Convertible Bonds	2.1
Preferred Stocks	1.9
Purchased Options	1.3
Floating Rate Loans	1.1
Exchange Traded Funds	0.7
Convertible Preferred Stocks	0.3
U.S. Government Mortgage	0.1
Money Market	0.1
Warrants	—
Right	— ^

Total Investment Securities	106.6
Net other assets (liabilities)	(6.6)

Net Assets	100.0%

^	Represents less than 0.05%.

Investments	Percent of net assets
United States	64.8%
Japan	9.4
United Kingdom	5.4
Mexico	3.6
France	2.8
Australia	2.2
Switzerland	2.1
Netherlands	2.0
Canada	1.4
Germany	1.4
All other countries	11.5

Total Investment Securities	106.6
Net other assets (liabilities)	(6.6)

Net Assets	100.0%

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (54.3%):
Aerospace & Defense (1.1%):
989	Boeing Co. (The)	$128,550
38,316	European Aeronautic Defence & Space Co. NV	1,902,823
1,417	General Dynamics Corp.	195,008
1,326	L-3 Communications Holdings, Inc.	167,354
1,490	Northrop Grumman Corp.	219,611
7,481	Precision Castparts Corp.	1,802,023
1,856	Raytheon Co.^	200,764
39,335	Safran SA	2,420,742
14,421	United Technologies Corp.	1,658,415

		8,695,290

Air Freight & Logistics (0.5%):
12,245	Deutsche Post AG	400,592
5,823	FedEx Corp.	1,011,222
21,832	United Parcel Service, Inc., Class B	2,427,064

		3,838,878

Airlines (0.4%):
54,500	Japan Airlines Co., Ltd.	1,592,243
28,986	United Continental Holdings, Inc.*	1,938,874

		3,531,117

Auto Components (1.3%):
20,600	Aisin Sieki Co., Ltd.	740,544
15,601	BorgWarner, Inc.^	857,275
48,200	Bridgestone Corp.	1,675,272
134,683	Cheng Shin Rubber Industry Co., Ltd.	315,944
14,952	Delphi Automotive plc	1,087,309
46,900	DENSO Corp.	2,186,167
23,600	Futaba Industrial Co., Ltd.^	110,441
2,082	Hyundai Wia Corp.	331,521
5,000	Koito Manufacturing Co., Ltd.	152,524
2,059	Lear Corp.	201,947
3,100	Stanley Electric Co., Ltd.	67,018
38,900	Toyota Industries Corp.	1,988,016

		9,713,978

Automobiles (1.9%):
7,073	Bayerische Motoren Werke AG (BMW)	768,063
1,900	Daihatsu Motor Co., Ltd.^	24,927
108,000	Dongfeng Motor Corp., H Shares	150,993
130,023	Ford Motor Co.	2,015,357
120,100	Fuji Heavy Industries, Ltd.	4,230,034
42,300	Honda Motor Co., Ltd.	1,230,277
5,313	Hyundai Motor Co.	806,721
45,400	Isuzu Motors, Ltd.	554,001
9,127	Maruti Suzuki India, Ltd.	479,883
63,300	Suzuki Motor Corp.	1,903,179
27,300	Toyota Motor Corp.	1,702,728
270	Volkswagen AG	58,825
165,770	Yulon Motor Co., Ltd.	242,482

		14,167,470

Shares		Fair Value

Common Stocks, continued
Banks (4.4%):
23,504	Axis Bank, Ltd.	$185,708
82,439	Banco Bilbao Vizcaya Argentaria SA	775,784
214,213	Bank of America Corp.	3,832,271
22,000	Bank of Yokohama, Ltd. (The)	119,425
29,503	BNP Paribas SA	1,733,517
19,000	Chiba Bank, Ltd. (The)	124,723
75,000	Chuo Mitsui Trust Holdings, Inc.	286,277
51,579	Citigroup, Inc.	2,790,940
10,992	Commonwealth Bank of Australia	763,211
26,241	Fifth Third Bancorp	534,660
77,000	Fukuoka Financial Group, Inc.	397,615
16,682	HDFC Bank, Ltd.	250,205
259,946	HSBC Holdings plc	2,456,313
31,485	ICICI Bank, Ltd.	174,895
370,849	Intesa Sanpaolo SpA	1,072,680
63,564	JPMorgan Chase & Co.	3,977,835
9,846	Kotak Mahindra Bank, Ltd.	196,066
623,354	Lloyds Banking Group plc*	736,008
330,600	Mitsubishi UFJ Financial Group, Inc.	1,812,368
94,004	Regions Financial Corp.	992,682
13,000	Shizuoka Bank, Ltd. (The)	118,932
8,086	Societe Generale	339,744
46,800	Sumitomo Mitsui Financial Group, Inc.	1,691,283
7,951	Svenska Handelsbanken AB, A Shares	371,499
13,504	Toronto-Dominion Bank (The)	645,378
29,962	U.S. Bancorp	1,346,792
59,657	UniCredit SpA	380,179
82,892	Wells Fargo & Co.	4,544,138
17,557	Westpac Banking Corp.	471,882
17,236	Yes Bank, Ltd.	209,115

		33,332,125

Beverages (0.7%):
2,692	Anheuser-Busch InBev NV	302,905
51,823	Coca-Cola Co. (The)	2,187,967
1,846	Constellation Brands, Inc., Class A*	181,222
8,367	Diageo plc, Sponsored ADR	954,590
6,528	Diageo plc	187,208
21,800	Kirin Holdings Co., Ltd.	270,085
9,502	Remy Cointreau SA	634,610
13,805	SABMiller plc	714,353
10,300	Suntory Beverage & Food, Ltd.	355,696

		5,788,636

Biotechnology (1.0%):
4,336	Alexion Pharmaceuticals, Inc.*	802,290
13,796	Amgen, Inc.	2,197,565
3,082	Biogen Idec, Inc.*	1,046,185
12,697	Celgene Corp.*	1,420,286
8,576	Gilead Sciences, Inc.*	808,374
62,008	Mesoblast, Ltd.*^	220,168
767	Regeneron Pharmaceuticals, Inc.*^	314,662
8,926	Vertex Pharmaceuticals, Inc.*	1,060,409

		7,869,939

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Building Products (0.2%):
16,904	Compagnie de Saint-Gobain SA	$711,562
13,500	Daikin Industries, Ltd.	870,859

		1,582,421

Capital Markets (0.6%):
1,250	Ameriprise Financial, Inc.	165,313
19,715	Bank of New York Mellon Corp. (The)	799,838
25,666	Charles Schwab Corp. (The)	774,857
34,739	Deutsche Bank AG, Registered Shares	1,049,888
4,909	Goldman Sachs Group, Inc. (The)	951,510
97,829	UBS Group AG*	1,682,159

		5,423,565

Chemicals (1.9%):
15,338	Akzo Nobel NV	1,063,482
8,897	Arkema, Inc.	589,932
90,000	Asahi Kasei Corp.	824,931
3,482	BASF SE	294,311
526	CF Industries Holdings, Inc.	143,356
4,461	Dow Chemical Co. (The)	203,466
17,683	FMC Corp.^	1,008,462
31,400	Hitachi Chemical Co., Ltd.	556,321
37,200	JSR Corp.^	638,898
14,014	Koninklijke DSM NV	852,041
45,000	Kuraray Co., Ltd.	513,136
3,245	Linde AG	605,185
7,201	LyondellBasell Industries NV, Class A	571,687
22,700	Nitto Denko Corp.	1,269,676
9,207	Potash Corp. of Saskatchewan, Inc.	325,554
1,021	PPG Industries, Inc.	236,004
30,800	Shin-Etsu Chemical Co., Ltd.	2,004,098
7,584	Syngenta AG, Registered Shares	2,435,961
247,000	Ube Industries, Ltd.^	369,113

		14,505,614

Commercial Services & Supplies (0.0%):
2,017	Cintas Corp.^	158,213
3,100	Sohgo Security Services Co., Ltd.^	74,541

		232,754

Communications Equipment (0.6%):
102,128	Cisco Systems, Inc.	2,840,690
18,395	El Towers SpA*	920,676
1,869	Harris Corp.	134,232
1,960	Motorola Solutions, Inc.^	131,477
14,107	QUALCOMM, Inc.	1,048,573

		5,075,648

Construction & Engineering (0.2%):
4,791	Bouygues SA	172,864
25,000	JGC Corp.	515,313
4,000	Kinden Corp.	40,511
2,000	Maeda Road Construction Co., Ltd.^	29,737
84,000	Okumura Corp.^	377,720
92,000	Toda Corp.^	363,380

		1,499,525

Shares		Fair Value

Common Stocks, continued
Consumer Finance (0.7%):
26,951	American Express Co.	$2,507,521
15,015	Capital One Financial Corp.	1,239,488
21,298	Discover Financial Services	1,394,806

		5,141,815

Containers & Packaging (0.3%):
16,318	Crown Holdings, Inc.*^	830,586
20,018	Sealed Air Corp.	849,364

		1,679,950

Distributors (0.0%):
2,200	Canon Marketing Japan, Inc.	36,960

Diversified Financial Services (0.2%):
5,630	Deutsche Boerse AG	403,421
83,371	ING Groep NV*	1,079,327

		1,482,748

Diversified Telecommunication Services (1.0%):
39,563	AT&T, Inc.^	1,328,921
114,563	BT Group plc	711,070
42,017	Deutsche Telekom AG, Registered Shares	673,380
20,604	France Telecom SA	350,356
11,200	Nippon Telegraph & Telephone Corp.	576,426
24,588	Oi SA, ADR*	78,437
332,000	Singapore Telecommunications, Ltd.	974,800
327	Swisscom AG, Registered Shares^	171,760
23,018	TDC A/S	175,445
251,712	Telecom Italia SpA	266,914
32,883	Telecom Italia SpA	27,482
152,500	Telekom Malaysia Berhad	299,261
8,280	Verizon Communications, Inc.	385,753
56,872	Verizon Communications, Inc.	2,660,472

		8,680,477

Electric Utilities (0.4%):
19,181	American Electric Power Co., Inc.	1,164,669
22,500	Chubu Electric Power Co., Inc.*	264,744
1,898	Duke Energy Corp.	158,559
156,961	Enel SpA	701,728
8,232	Exelon Corp.^	305,243
4,303	FirstEnergy Corp.	167,774
5,142	NRG Yield, Inc.^	242,394
11,138	PPL Corp.	404,644
42,011	Terna – Rete Elettrica Nationale SpA	190,291

		3,600,046

Electrical Equipment (0.7%):
21,750	Eaton Corp. plc	1,478,130
43,000	GS Yuasa Corp.^	182,937
2,000	Mabuchi Motor Co., Ltd.	78,831
93,000	Mitsubishi Electric Corp.	1,107,446
16,186	Rockwell Automation, Inc.	1,799,883
13,003	Schneider Electric SA	944,711
2,009	Schneider Electric SE^	145,311
40,500	Sumitomo Electric Industries, Ltd.	505,396

		6,242,645

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Electronic Equipment, Instruments & Components (0.6%):
3,065	Avnet, Inc.	$131,856
3,300	Hitachi High-Technologies Corp.	95,231
232,000	Hitachi, Ltd.	1,697,888
22,400	HOYA Corp.	750,099
400	Keyence Corp.	177,205
4,427	Keysight Technologies, Inc.*	149,500
14,500	Kyocera Corp.	664,701
5,700	Murata Manufacturing Co., Ltd.	622,735
6,200	Omron Corp.	277,933
2,753	TE Connectivity, Ltd.	174,127

		4,741,275

Energy Equipment & Services (0.7%):
95,700	Dropbox, Inc.*(a)(b)	1,827,985
1,698	Helmerich & Payne, Inc.	114,479
17,702	Ocean Rig UDW, Inc.	164,275
30,284	Oceaneering International, Inc.	1,781,002
149,099	SBM Offshore NV*	1,767,900

		5,655,641

Food & Staples Retailing (0.1%):
2,061	CVS Health Corp.	198,495
3,600	FamilyMart Co., Ltd.	134,416
11,194	Fresh Market, Inc. (The)*^	461,193
3,225	Kroger Co. (The)	207,077

		1,001,181

Food Products (1.0%):
20,000	Ajinomoto Co., Inc.	370,657
3,207	Archer-Daniels-Midland Co.	166,764
57,961	Cosan, Ltd., A Shares	449,198
6,008	Danone SA	395,198
46,949	Nestle SA, Registered Shares	3,442,473
27,712	SLC Agricola SA	147,049
60,391	Unilever NV	2,372,044
17,190	Unilever plc	698,185

		8,041,568

Gas Utilities (0.3%):
14,273	Gas Natural SDG SA	359,021
79,899	Snam Rete Gas SpA	394,105
259,000	Tokyo Gas Co., Ltd.	1,397,840

		2,150,966

Health Care Equipment & Supplies (0.4%):
1,032	Becton, Dickinson & Co.	143,613
885	C.R. Bard, Inc.	147,459
2,904	CareFusion Corp.*	172,323
25,562	Getinge AB, B Shares	580,995
17,050	Medtronic, Inc.^	1,231,010
18,122	Mindray Medical International, Ltd., Sponsored ADR^	478,421
5,116	Zimmer Holdings, Inc.	580,257

		3,334,078

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (2.3%):
17,679	Aetna, Inc.	$1,570,426
35,516	Al Noor Hospitals Group plc	545,346
1,846	AmerisourceBergen Corp.	166,435
1,413	Anthem, Inc.	177,572
1,222,800	Bangkok Dusit Medical Services Public Co., Ltd., Class F	636,562
87,500	Bumrungrad Hospital Public Co., Ltd.	374,655
2,262	Cardinal Health, Inc.	182,611
13,130	Catamaran Corp.*	679,478
23,895	Envision Healthcare Holdings, Inc.*	828,918
5,802	Fresenius SE & Co. KGaA	302,946
23,930	HCA Holdings, Inc.*	1,756,223
436,104	Healthscope, Ltd.*	965,350
9,772	HealthSouth Corp.^	375,831
7,337	Humana, Inc.	1,053,813
633,400	IHH Healthcare Berhad	871,996
105,242	Life Healthcare Group Holdings Pte, Ltd.	388,110
11,050	McKesson, Inc.	2,293,758
60,203	NMC Health plc	429,300
382,799	PT Siloam International Hospital Tbk*	423,743
102,000	Raffles Medical Group, Ltd.	299,349
9,900	Ship Healthcare Holdings, Inc.^	224,985
97,197	Sinopharm Group Co., H Shares	342,147
137,245	Spire Healthcare Group plc*	807,289
12,100	Tenet Healthcare Corp.*^	613,107
15,574	UnitedHealth Group, Inc.	1,574,376

		17,884,326

Hotels, Restaurants & Leisure (0.3%):
18,709	McDonald’s Corp.	1,753,033
12,153	SeaWorld Entertainment, Inc.	217,539
1,889	Wyndham Worldwide Corp.	162,001

		2,132,573

Household Durables (0.1%):
3,000	Alpine Electronics, Inc.^	49,342
31,698	Cyrela Brazil Realty SA Empreendimentos e Participacoes	131,936
104,000	Haier Electronics Group Co., Ltd.	245,813
41,778	MRV Engenharia e Participacoes SA	117,919
7,300	Rinnai Corp.	491,643
18,900	Sony Corp.	384,846

		1,421,499

Household Products (0.8%):
14,895	Colgate-Palmolive Co.	1,030,585
1,043	Energizer Holdings, Inc.	134,088
5,451	Kimberly-Clark Corp.	629,809
50,384	Procter & Gamble Co. (The)	4,589,478

		6,383,960

Independent Power and Renewable Electricity Producers (0.6%):
51,570	AES Corp. (The)	710,119
46,687	Calpine Corp.*	1,033,183

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Independent Power and Renewable Electricity Producers, continued
5,123	NextEra Energy Partners LP^	$172,901
11,954	NextEra Energy, Inc.	1,270,591
32,297	NRG Energy, Inc.^	870,404
9,032	TerraForm Power, Inc.*(a)(b)	264,963
3,476	TerraForm Power, Inc., Class A	107,339

		4,429,500

Industrial Conglomerates (1.4%):
858	3M Co.	140,987
170,219	Beijing Enterprises Holdings, Ltd.	1,330,826
7,944	Danaher Corp.	680,880
142,156	General Electric Co.	3,592,282
197,000	Keppel Corp., Ltd.	1,314,863
12,446	Koninklijke Philips Electronics NV	361,329
25,119	Siemens AG, Registered Shares	2,848,413

		10,269,580

Insurance (1.9%):
1,398	ACE, Ltd.	160,602
124,400	AIA Group, Ltd.	685,079
8,082	Allstate Corp. (The)	567,761
27,295	American International Group, Inc.	1,528,793
44,805	AXA SA	1,034,718
2,505	Axis Capital Holdings, Ltd.	127,980
4	Berkshire Hathaway, Inc., Class A*^	904,000
12,164	Berkshire Hathaway, Inc., Class B*	1,826,424
1,093	Chubb Corp. (The)	113,093
3,178	CNA Financial Corp.^	123,020
102,653	Legal & General Group plc	394,223
4,130	Lincoln National Corp.	238,177
16,385	Marsh & McLennan Cos., Inc.	937,877
14,847	MetLife, Inc.	803,074
22,300	MS&AD Insurance Group Holdings, Inc.	529,755
19,500	NKSJ Holdings, Inc.	490,117
6,067	Prudential Financial, Inc.	548,821
49,043	Prudential plc	1,128,447
1,725	Reinsurance Group of America, Inc.	151,145
35,500	Sony Financial Holdings, Inc.	523,570
46,600	Tokio Marine Holdings, Inc.	1,513,577
15,776	XL Group plc, Class B	542,221

		14,872,474

Internet & Catalog Retail (0.2%):
5,842	Amazon.com, Inc.*	1,813,065

Internet Software & Services (2.2%):
30,100	DeNA Co., Ltd.^	359,673
44,191	eBay, Inc.*	2,479,999
15,437	Facebook, Inc., Class A*	1,204,395
4,936	Google, Inc., Class A*	2,619,338
7,064	Google, Inc., Class C*	3,718,489
63,300	Gree, Inc.^	381,582
28,140	SINA Corp.*	1,052,717

Shares		Fair Value

Common Stocks, continued
Internet Software & Services, continued
83,283	Twitter, Inc.*^	$2,987,361
17,133	Uber Technologies, Inc.*(a)(b)	2,283,315

		17,086,869

IT Services (1.2%):
1,652	Accenture plc, Class A	147,540
523	Alliance Data Systems Corp.*	149,604
3,055	Amdocs, Ltd.	142,531
14,472	Atos Origin SA	1,145,077
2,856	Computer Sciences Corp.	180,071
2,987	Fidelity National Information Services, Inc.	185,791
6,293	International Business Machines Corp.	1,009,649
35,888	MasterCard, Inc., Class A	3,092,111
10,391	Visa, Inc., Class A	2,724,520
52,314	Worldline SA*	1,011,917

		9,788,811

Leisure Products (0.1%):
5,600	Namco Bandai Holdings, Inc.	118,882
24,500	Nikon Corp.^	325,366
22,500	Sega Sammy Holdings, Inc.	288,710
7,700	Yamaha Corp.	114,389

		847,347

Life Sciences Tools & Services (0.6%):
24,519	Agilent Technologies, Inc.	1,003,808
855	Mettler-Toledo International, Inc.*^	258,603
13,897	PerkinElmer, Inc.^	607,716
15,190	Thermo Fisher Scientific, Inc.	1,903,155
4,825	Waters Corp.*	543,874

		4,317,156

Machinery (1.1%):
4,016	CNH Industrial NV	32,366
29,402	Colfax Corp.*^	1,516,262
75,747	Cummins India, Ltd.	1,044,108
1,915	Dover Corp.^	137,344
2,900	Fanuc, Ltd.	478,692
164,090	Haitian International Holdings, Ltd.	344,105
122,000	IHI Corp.	619,538
17,100	Komatsu, Ltd.	379,162
29,000	Kubota Corp.	421,187
129,000	Mitsubishi Heavy Industries, Ltd.	713,381
5,700	Nabtesco Corp.^	136,864
11,448	PACCAR, Inc.	778,578
1,065	Parker Hannifin Corp.^	137,332
13,332	Samsung Heavy Industries Co., Ltd.	239,762
1,000	SMC Corp.	260,451
14,343	Stanley Black & Decker, Inc.	1,378,075
3,200	THK Co., Ltd.	77,272

		8,694,479

Media (1.0%):
38,908	Comcast Corp., Class A	2,257,053
10,852	DISH Network Corp., Class A*	791,002

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Media, continued
33,104	Grupo Televisa SAB*	$225,750
14,308	Liberty Broadband Corp., Class C*^	712,825
7,085	Liberty Broadband Corp., Class A*	354,888
45,381	Liberty Media Corp., Class C*	1,589,696
20,948	Liberty Media Corp.*	738,836
17,990	Manchester United plc, Class A*	286,041
101,700	RAI Way SpA*	392,522
2,382	RTL Group	226,333
1,128	Time Warner Cable, Inc.	171,524
2,200	TV Asahi Holdings Corp.	34,736
1,429	Viacom, Inc., Class B	107,532
56,459	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	357,371

		8,246,109

Metals & Mining (2.2%):
177,923	Antofagasta plc	2,065,482
63,228	Barrick Gold Corp., ADR	679,701
40,304	BHP Billiton plc	861,989
53,384	Constellium NV*	877,099
60,918	Eldorado Gold Corp.	371,330
136,556	First Quantum Minerals, Ltd.	1,941,059
145,209	Freeport-McMoRan Copper & Gold, Inc.	3,392,084
76,765	Goldcorp, Inc.	1,421,688
303,956	Platinum Group Metals, Ltd.*	143,931
73,949	Rio Tinto plc	3,406,600
57,449	Southern Copper Corp.^	1,620,062

		16,781,025

Multiline Retail (0.0%):
2,175	Kohl’s Corp.^	132,762
2,073	Macy’s, Inc.^	136,300
2,800	Ryohin Keikaku Co., Ltd.	346,036

		615,098

Multi-Utilities (0.6%):
23,266	CenterPoint Energy, Inc.	545,122
14,815	Dominion Resources, Inc.	1,139,274
41,698	GDF Suez	973,754
67,090	National Grid plc	956,306
7,813	RWE AG	244,580
9,816	Sempra Energy	1,093,110

		4,952,146

Oil, Gas & Consumable Fuels (4.8%):
28,501	Anadarko Petroleum Corp.	2,351,332
19,173	Antero Midstream Partners LP*	527,258
112,886	Athabasca Oil Corp.*	251,722
42,054	BG Group plc	559,701
59,649	Cameco Corp.	978,840
2,987	Chevron Corp.	335,082
3,655	Cimarex Energy Co.	387,430
31,317	CONSOL Energy, Inc.^	1,058,828
23,787	Diamondback Energy, Inc.*^	1,421,987

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
30,140	Eclipse Resources Corp.*^	$211,884
3,818	EOG Resources, Inc.	351,523
4,771	EQT Corp.	361,165
19,714	Gulfport Energy Corp.*	822,862
136,400	INPEX Corp.	1,513,657
27,615	KazMunaiGas Exploration Production JSC, Registered Shares, GDR	400,372
63,925	Lookout, Inc.*(a)(b)	730,222
135,128	Lundin Petroleum AB*^	1,933,490
3,387	Marathon Oil Corp.	95,818
1,960	Marathon Petroleum Corp.	176,910
15,127	Oasis Petroleum, Inc.*^	250,201
154,200	Oil & Natural Gas Corp., Ltd.	830,962
277,414	Ophir Energy plc*	602,282
116,157	Palantir Technologies, Inc.*(a)(b)	931,579
7,669	Parsley Energy, Inc., Class A*^	122,397
71,761	Petroleo Brasileiro SA, Sponsored ADR	523,856
49,178	Phillips 66	3,526,062
4,315	Pioneer Natural Resources Co.	642,288
52,935	Royal Dutch Shell plc, Sponsored ADR	3,543,997
203,628	Statoil ASA	3,570,909
22,665	Stone Energy Corp.*^	382,585
4,475	Suncor Energy, Inc.	142,216
32,673	Talisman Energy, Inc.	255,830
10,686	Tesoro Corp.^	794,504
20,473	Total SA	1,055,447
41,344	Total SA, Sponsored ADR, Sponsored ADR^	2,116,812
47,155	TransCanada Corp.^	2,318,166
3,490	Valero Energy Corp.	172,755

		36,252,931

Paper & Forest Products (0.0%):
3,070	International Paper Co.	164,491

Personal Products (0.3%):
10,433	Beiersdorf AG^	850,841
79,423	Hypermarcas SA*	497,664
2,428	L’Oreal SA	407,582

		1,756,087

Pharmaceuticals (4.2%):
51,662	Abbvie, Inc.	3,380,761
10,955	Actavis, Inc. plc*	2,819,927
4,859	Allergan, Inc.	1,032,975
31,100	Astellas Pharma, Inc.	432,910
22,957	AstraZeneca plc	1,614,727
5,926	AstraZeneca plc, Sponsored ADR^	417,072
18,819	Bristol-Myers Squibb Co.	1,110,886
23,382	Catalent, Inc.*^	651,890
3,501	Eli Lilly & Co.	241,534
59,309	Merck & Co., Inc.	3,368,158
6,239	Mylan, Inc.*	351,692
18,513	Novartis AG, Registered Shares	1,703,108
15,800	Otsuka Holdings Co., Ltd.	473,951

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals, continued
4,641	Perrigo Co. plc	$775,790
115,919	Pfizer, Inc.	3,610,876
16,221	Roche Holding AG	4,397,874
6,890	Sanofi-Aventis SA, Sponsored ADR	314,253
26,019	Sanofi-Aventis SA	2,370,983
2,100	Sawai Pharmaceutical Co., Ltd.^	121,003
20,453	Shire plc	1,446,938
460,000	Sino Biopharmaceutical, Ltd.	416,134
25,005	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,438,037

		32,491,479

Professional Services (0.1%):
42,526	Qualicorp SA*	444,913

Real Estate Investment Trusts (REITs) (0.4%):
9,828	American Capital Agency Corp.	214,545
7,794	American Tower Corp.	770,437
10,532	Crown Castle International Corp.	828,869
323,539	Fibra UNO Amdinistracion SA	953,695
293,363	TF Administradora Industrial S de RL de C.V.	613,953

		3,381,499

Real Estate Management & Development (1.4%):
74,935	BR Malls Participacoes SA	463,338
649,000	CapitaLand, Ltd.	1,612,926
338,000	China Overseas Land & Investment, Ltd.	997,616
38,000	Daikyo, Inc.*	58,855
4,400	Daito Trust Construction Co., Ltd.	498,276
646,000	Global Logistic Properties, Ltd.	1,208,475
21,000	Nomura Real Estate Holdings, Inc.	360,923
67,467	St. Joe Co. (The)*^	1,240,718
144,000	Sun Hung Kai Properties, Ltd.	2,177,721
180,000	Wharf Holdings, Ltd. (The)	1,292,765

		9,911,613

Road & Rail (0.9%):
16,462	Canadian National Railway Co.^	1,134,396
24,792	CSX Corp.	898,214
28,600	East Japan Railway Co.	2,143,088
14,285	J.B. Hunt Transport Services, Inc.^	1,203,511
25,000	Nippon Express Co., Ltd.	127,167
7,000	Seino Holdings Co., Ltd.	70,426
16,898	Union Pacific Corp.	2,013,059

		7,589,861

Semiconductors & Semiconductor Equipment (0.4%):
12,006	Infineon Technologies AG	128,702
4,467	KLA-Tencor Corp.^	314,119
19,400	ROHM Co., Ltd.	1,177,169
596	Samsung Electronics Co., Ltd.	716,521
142,000	Taiwan Semiconductor Manufacturing Co., Ltd.	626,646

		2,963,157

Shares		Fair Value

Common Stocks, continued
Software (1.7%):
86,301	Activision Blizzard, Inc.	$1,738,965
2,269	Adobe Systems, Inc.*	164,956
2,045	Check Point Software Technologies, Ltd.*	160,676
11,900	Electronic Arts, Inc.*	559,479
53,300	Gungho Online Enetertainment, Inc.^	194,328
1,734	Intuit, Inc.	159,857
44,916	Microsoft Corp.	2,086,348
16,800	Nexon Co., Ltd.	156,673
10,200	Nintendo Co., Ltd.	1,063,234
80,656	Oracle Corp.	3,627,101
9,978	SAP AG	705,416
3,800	Trend Micro, Inc.^	103,985
23,266	UbiSoft Entertainment SA*	425,895
45,940	Veeva Systems, Inc., Class A*^	1,213,275
4,253	VMware, Inc., Class A*^	350,958

		12,711,146

Specialty Retail (0.2%):
2,400	Autobacs Seven Co., Ltd.	34,177
2,044	Lowe’s Cos., Inc.	140,627
15,800	Sanrio Co., Ltd.^	393,046
800	Shimamura Co., Ltd.^	68,938
296,000	Yamada Denki Co., Ltd.^	988,125
222,760	Zhongsheng Group Holdings, Ltd.^	200,913

		1,825,826

Technology Hardware, Storage & Peripherals (0.2%):
2,278	Apple, Inc.	251,446
211,000	NEC Corp.	615,231
1,630	Samsung SDI Co., Ltd.	169,489
2,448	Seagate Technology plc	162,792
2,403	Western Digital Corp.	266,012

		1,464,970

Textiles, Apparel & Luxury Goods (0.5%):
52,300	Coach, Inc.	1,964,388
255	Hermes International SA	91,046
8,056	Lululemon Athletica, Inc.*^	449,444
4,361	LVMH Moet Hennessy Louis Vuitton SA	689,541

		3,194,419

Tobacco (0.1%):
5,733	Philip Morris International, Inc.	466,953

Trading Companies & Distributors (0.7%):
16,891	Fastenal Co.^	803,336
68,000	Mitsubishi Corp.	1,247,320
197,900	Mitsui & Co., Ltd.	2,646,002
67,600	Sumitomo Corp.	694,435

		5,391,093

Transportation Infrastructure (0.0%):
615,711	Delta Topco, Ltd.*(a)(b)	365,178
4,000	Kamigumi Co., Ltd.	35,580
16,337	Novorossiysk Commercial Sea Trade Port JSC, Registered Shares, GDR	32,395

		433,153

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Water Utilities (0.1%):
14,148	American Water Works Co., Inc.	$754,088

Wireless Telecommunication Services (0.5%):
27,132	America Movil SAB de C.V., Series L, Sponsored ADR^	601,788
341,400	Axiata Group Berhad	687,886
105,029	Far EasTone Telecommunications Co., Ltd.	241,816
14,300	KDDI Corp.	894,904
9,900	NTT DoCoMo, Inc.	144,942
73,000	Taiwan Mobile Co., Ltd.	241,094
156,902	Vodafone Group plc	537,552
15,162	Vodafone Group plc, Sponsored ADR	518,086

		3,868,068

Total Common Stocks (Cost $396,539,998)		422,648,074

Preferred Stocks (1.9%):
Auto Components (0.3%):
61,095	Mobileye N.V., Series F, Preferred Shares*(a)(b)	2,354,112

Automobiles (0.2%):
8,234	Volkswagen AG, Preferred Shares	1,839,026

Banks (0.8%):
26,482	Citigroup Capital XIII, Series A, Preferred Shares^	703,891
176,000	Deutsche Bank Capital Funding Trust VII, Preferred Shares(c)	179,186
32,500	GMAC Capital Trust I, Series 2, Preferred Shares	857,349
15,683	HSBC Holdings plc, Series 2, Preferred Shares	416,697
38,941	Itau Unibanco Holding SA, Preferred Shares	507,060
21,833	RBS Capital Fund Trust V, Series E, Preferred Shares	530,542
27,501	RBS Capital Funding Trust VII, Series G, Preferred Shares	670,749
14,719	Royal Bank of Scotland Group plc, Series T, Preferred Shares, Sponsored ADR	375,187
12,375	Royal Bank of Scotland Group plc, Series M, Preferred Shares, Sponsored ADR^	305,168
9,710	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, Sponsored ADR	246,149
7,409	U.S. Bancorp, Series G, Preferred Shares	200,932
14,159	U.S. Bancorp, Series F, Preferred Shares^	416,983
541,000	USB Capital IX, Preferred Shares	435,505

		5,845,398

Diversified Financial Services (0.0%):
41,670	Fannie Mae, Series S, Preferred Shares	161,263

Food & Staples Retailing (0.1%):
10,967	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, Preferred Shares	407,073

Health Care Providers & Services (0.0%):
186,439	Invitae Corp., Series F, Preferred Shares(a)(b)	372,878

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Preferred Stocks, continued
Machinery (0.0%):
2,123	Stanley Black & Decker, Inc., Preferred Shares^	$249,962

Multi-Utilities (0.1%):
7,500	Dominion Resources, Inc., Preferred Shares	390,075

Real Estate Investment Trusts (REITs) (0.2%):
2,976	American Tower Corp., Series A, Preferred Shares	342,121
13,044	Health Care REIT, Inc., Series 2, Preferred Shares	861,311

		1,203,432

Real Estate Management & Development (0.0%):
15,600	Forestar Group, Inc., Preferred Shares	331,188

Semiconductors & Semiconductor Equipment (0.2%):
1,918	Samsung Electronics Co., Ltd., Preferred Shares	1,794,913

Total Preferred Stocks (Cost $12,663,433)		14,949,320

Warrants (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(c)	96,646

Real Estate Management & Development (0.0%):
11,666	Sun Hung Kai Properties, Ltd.*	29,489

Total Warrants (Cost $—)		126,135

Convertible Preferred Stocks (0.3%):
Aerospace & Defense (0.0%):
5,063	United Technologies Corp., 0.49%	310,514

Banks (0.0%):
272	Wells Fargo & Co., Series L, Class A, 0.02%	330,480

Electric Utilities (0.1%):
10,884	NextEra Energy, Inc., 0.33%	746,098

Metals & Mining (0.0%):
11,422	Cliffs Natural Resources, Inc., Series A, 4.18%	76,527

Real Estate Investment Trusts (REITs) (0.2%):
8,784	Crown Castle International Corp., Series A	904,665

Total Convertible Preferred Stocks (Cost $2,318,154)		2,368,284

Right (0.0%):
Media (0.0%):
4,279	Liberty Broadband Corp.*	40,651

Total Right (Cost $—)		40,651

Convertible Bonds (2.1%):
Automobiles (0.1%):
$800,000	Volkswagen International Finance NV, 5.50%, 11/9/15+(c)	1,070,525

Banks (0.1%):
753,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/31/49, Callable 5/1/23 @ 100, Perpetual Bond^(d)	709,326

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Convertible Bonds, continued
Biotechnology (0.4%):
$143,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	$168,114
155,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20^	189,972
244,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17	845,308
331,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16	1,369,925

		2,573,319

Energy Equipment and Services (0.0%):
191,000	Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19, Callable 1/16/15 @ 100.85(c)(d)	173,170

Food & Staples Retailing (0.1%):
500,000	Olam International, Ltd., 6.00%, 10/15/16(c)	527,500

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(e)	39,000

Health Care Providers & Services (0.1%):
80,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18	108,950
463,000	WellPoint, Inc., 2.75%, 10/15/42	796,939

		905,889

Internet Software & Services (0.0%):
380,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100	350,313
375,000	Twitter, Inc., 1.00%, 9/15/21(c)	326,719

		677,032

Oil, Gas & Consumable Fuels (0.2%):
886,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	534,923
1,111,000	Cobalt International Energy, Inc., 3.13%, 5/15/24^	746,453
70,000	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17	61,600

		1,342,976

Pharmaceuticals (0.2%):
402,000	Mylan, Inc., 3.75%, 9/15/15	1,698,952

Real Estate Management & Development (0.4%):
750,000	CapitaLand, Ltd., 2.10%, 11/15/16+(c)	566,337
1,500,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22, Callable 6/20/17 @ 100+(c)	1,137,998
500,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(c)	381,994
250,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(c)	190,997
406,000	Forest City Enterprises, Inc., 4.25%, 8/15/18	463,348

		2,740,674

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Convertible Bonds, continued
Semiconductors & Semiconductor Equipment (0.1%):
$246,000	Intel Corp., 3.25%, 8/1/39	$427,733

Software (0.1%):
420,000	Salesforce.com, Inc., 0.25%, 4/1/18	478,538
428,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16	647,350

		1,125,888

Wireless Telecommunication Services (0.3%):
500,000	Telecom Italia Finance SA, Registered Shares, 6.13%, 11/15/16+(c)	709,005
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+	372,772
900,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+(c)	1,094,905

		2,176,682

Total Convertible Bonds (Cost $15,152,025)		16,188,666

Floating Rate Loans (1.1%):
Biotechnology (0.2%):
1,609,718	Grifols Worldwide Operations USA, 3.17%, 3/3/21(d)	1,585,572

Construction & Engineering (0.1%):
304,147	Autobahn Tank & Rast Holding GmbH, 3.33%, 12/10/18(d)	366,919
122,640	Autobahn Tank & Rast Holding GmbH, 3.58%, 12/10/19(d)	147,479

		514,398

Energy Equipment & Services (0.3%):
377,055	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(d)	293,869
478,006	Drillships Ocean Ventures, Inc., 5.50%, 7/9/21(d)	382,405
405,533	Fieldwood Energy LLC, 9.38%, 9/20/20(d)	294,518
1,299,698	Seadrill, Ltd., 4.00%, 2/21/21(d)	1,005,317

		1,976,109

Hotels, Restaurants & Leisure (0.2%):
1,728,577	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(d)	1,706,244

Media (0.2%):
292,000	AP One Channel Center Owner LP, Series 4814, 5.00%, 7/15/19(b)(d)	292,000
472,000	Charter Communications Operating LLC, 4.25%, 8/12/21(d)	474,657
722,088	Univision Communications, Inc., 4.00%, 3/1/20(d)	705,120
389,246	Univision Communications, Inc., 4.00%, 3/1/20(d)	380,098

		1,851,875

Oil, Gas & Consumable Fuels (0.1%):
104,864	Sheridan Production Partners, 4.25%, 12/2/20(d)	82,843

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Floating Rate Loans, continued
Oil, Gas & Consumable Fuels, continued
$753,671	Sheridan Production Partners, 4.25%, 12/2/20(d)	$595,399
39,120	Sheridan Production Partners, 4.25%, 12/2/20(d)	30,905

		709,147

Pharmaceuticals (0.0%):
188,674	Mallinckrodt International Finance SA, 3.25%, 2/24/21(d)	184,806

Total Floating Rate Loans (Cost $9,380,783)		8,528,151

Corporate Bonds (2.5%):
Automobiles (0.1%):
620,000	General Motors Financial Co., Inc., 3.50%, 7/10/19^	633,096

Banks (0.4%):
307,000	Bank of America Corp., 1.32%, 3/22/18, MTN(d)	309,243
385,000	Bank of America Corp., 2.60%, 1/15/19	387,994
430,000	CIT Group, Inc., 4.75%, 2/15/15(c)	430,323
410,000	HSBC USA, Inc., 1.63%, 1/16/18	408,421
290,000	JPMorgan Chase & Co., 6.13%, 6/27/17	319,997
1,565,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100(d)	1,561,087

		3,417,065

Beverages (0.0%):
258,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17	257,771

Capital Markets (0.6%):
1,258,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	1,244,999
408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18^	410,364
395,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	429,186
662,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(d)	669,613
361,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	414,637
268,000	Morgan Stanley, Series G, 7.30%, 5/13/19	317,887
489,000	Morgan Stanley, Series H, 5.45%, 12/29/49, Callable 7/15/19 @ 100^(d)	489,880

		3,976,566

Communications Equipment (0.0%):
110,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21	121,000

Consumer Finance (0.2%):
578,000	Ally Financial, Inc., 2.75%, 1/30/17^	576,197
431,000	Ally Financial, Inc., 3.50%, 1/27/19^	425,828
370,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	377,951

		1,379,976

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Financial Services (0.3%):
$558,000	Bank of America Corp., 2.00%, 1/11/18, MTN	$557,576
298,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100^(d)	293,530
272,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN	312,603
600,000	General Electric Capital Corp., Series B, 6.25%, 12/15/49, Callable 12/15/22 @ 100^(d)	653,251
420,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(d)	450,450
222,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(c)	223,082

		2,490,492

Health Care Equipment & Supplies (0.1%):
820,000	Medtronic, Inc., 3.15%, 3/15/22(c)	830,394

IT Services (0.0%):
130,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 2/9/15 @ 105.53	135,200

Media (0.1%):
245,000	Cablevision Systems Corp., 5.88%, 9/15/22^	248,063
200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(c)	207,500

		455,563

Oil, Gas & Consumable Fuels (0.2%):
399,000	Chesapeake Energy Corp., 3.48%, 4/15/19, Callable 4/15/15 @ 101(d)	391,020
325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(c)	339,608
250,000	Reliance Holdings USA, Inc., 5.40%, 2/14/22(c)	270,827
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23^	264,600

		1,266,055

Pharmaceuticals (0.2%):
475,000	Forest Laboratories, Inc., 4.38%, 2/1/19(c)	501,776
331,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(c)	358,415
513,000	Mylan, Inc., 2.55%, 3/28/19^	511,030

		1,371,221

Real Estate Investment Trusts (REITs) (0.0%):
162,000	American Tower Corp., 3.40%, 2/15/19^	164,887

Specialty Retail (0.1%):
393,000	Best Buy Co., Inc., 5.00%, 8/1/18	406,509

Technology Hardware, Storage & Peripherals (0.0%):
238,000	Xerox Corp., 6.35%, 5/15/18^	269,111

Thrifts & Mortgage Finance (0.0%):
365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100	363,095

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Transportation Infrastructure (0.1%):
$516,343	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)	$518,360

Wireless Telecommunication Services (0.1%):
1,070,000	AT&T, Inc., 2.38%, 11/27/18^	1,078,288

Total Corporate Bonds (Cost $19,006,304)		19,134,649

Foreign Bonds (9.2%):
Banks (0.2%):
610,000	Lloyds TSB Bank plc , Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(d)	1,619,378

Metals & Mining (0.0%):
270,000	Constellium NV , 7.00%, 1/15/23, Callable 1/15/18 @ 105.25+(c)	312,791

Sovereign Bonds (9.0%):
5,769,000	Australian Government, Series 122, 5.25%, 3/15/19+	5,284,244
10,510,000	Australian Government, Series 143, 2.75%, 10/21/19+	8,765,953
3,022,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.29%, 1/1/17+(f)(g)	1,083,288
2,547,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.86%, 1/1/21+(f)(g)	865,774
8,588,000	Government of Poland, 5.75%, 10/25/21+	2,948,779
24,694,000,000	Indonesia Government, Series FR69, 7.88%, 4/15/19+	2,007,135
6,272,000,000	Indonesia Government, Series FR70, 8.38%, 3/15/24+	525,622
150,000,000	Japan Treasury Discount Bill, Series 482, 0.00%, 1/8/15+(f)	1,252,505
160,000,000	Japan Treasury Discount Bill, Series 499, 0.00%, 2/4/15+(f)	1,336,005
80,000,000	Japan Treasury Discount Bill, Series 478, 0.00%, 3/10/15+(f)	667,969
160,000,000	Japan Treasury Discount Bill, Series 500, 0.00%, 3/23/15+(f)	1,336,005
49,273,000	Mexican Bonos Desarr, 8.00%, 12/7/23+(d)(h)	3,839,063
96,411,800	Mexican Bonos Desarr, Series M 20, 10.00%, 12/5/24+(d)(h)	8,561,039
220,707,000	Mexican Cetes, Series BI, 0.00%, 1/22/15+(h)	1,494,024
74,245,400	Mexican Cetes, Series BI, 0.00%, 2/5/15+(h)	501,988
117,581,800	Mexican Cetes, Series BI, 0.00%, 2/19/15+(h)	794,156
198,377,600	Mexican Cetes, Series BI, 0.00%, 3/5/15+(h)	1,338,028
225,021,200	Mexican Cetes, Series BI, 0.00%, 3/19/15+(h)	1,515,798
150,698,400	Mexican Cetes, Series BI, 0.00%, 4/1/15+(h)	1,014,059
115,860,000	Mexican Cetes, Series BI, 0.00%, 4/16/15+(h)	778,647
152,284,900	Mexican Cetes, Series BI, 0.00%, 4/30/15+(h)	1,022,225

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$235,914,000	Mexican Cetes, Series BI, 0.00%, 5/28/15+(h)	$1,580,010
231,730,000	Mexican Cetes, Series BI, 0.00%, 6/11/15+(h)	1,549,318
2,278,000	New Zealand Government, Series 319, 5.00%, 3/15/19+	1,875,365
4,019,000	Nota do Tesouro Nacional, Series NTNB, 0.00%, 5/15/23+(g)	3,801,374
4,555,000	Nota do Tesouro Nacional, Series NTNF, 0.97%, 1/1/25+(f)(g)	1,501,011
7,328,000	Poland Government Bond, Series 1020, 5.25%, 10/25/20+	2,408,414
6,124,618	United Kingdom Treasury, 2.25%, 9/7/23+(c)	10,000,895

		69,648,693

Total Foreign Bonds (Cost $76,543,041)		71,580,862

Yankee Dollars (2.8%):
Banks (0.8%):
275,000	Banco Estado Chile, 2.03%, 4/2/15	276,035
450,000	Banco Santander Chile SA, 2.11%, 6/7/18(c)(d)	455,625
1,172,000	BNP Paribas SA, 2.40%, 12/12/18^	1,183,159
253,000	Export-Import Bank of Korea, 2.88%, 9/17/18	259,640
1,275,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100^(d)	1,287,750
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18^	230,095
1,065,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19	1,102,694
200,000	Lloyds Bank plc, 2.30%, 11/27/18	201,889
250,000	Rabobank Nederland, 3.95%, 11/9/22	254,657
553,000	State Bank of India, 3.62%, 4/17/19(c)	560,783
460,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	462,082
366,000	UBS AG Stamford CT, 2.38%, 8/14/19	365,978

		6,640,387

Capital Markets (0.2%):
501,340	Dana Gas Sukuk, Ltd., 9.00%, 10/31/17, Callable 10/13/17 @ 103(c)	451,206
1,098,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(c)	966,530

		1,417,736

Diversified Financial Services (0.1%):
400,000	CSG Guernsey I, Ltd., Registered Shares, 7.88%, 2/24/41, Callable 8/24/16 @ 100(c)(d)	424,000
400,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(c)	343,000

		767,000

Diversified Telecommunication Services (0.1%):
489,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75	523,230

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Yankee Dollars, continued
Electric Utilities (0.0%):
$85,000	Empresa Distribuidora Y Comercializadora Norte SA, 9.75%, 10/25/22, Callable 10/25/18 @ 104.88(c)	$59,415

Government (0.0%):
178,000	Provincia de Buenos Aires, 10.88%, 1/26/21(c)	161,980

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(c)	414,424

Internet & Catalog Retail (0.3%):
470,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100(c)	464,349
725,000	Alibaba Group Holding, Ltd., 3.60%, 11/28/24, Callable 8/28/24 @ 100(c)	719,086

		1,183,435

Media (0.0%):
200,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(c)	209,000

Oil Gas & Consumable Fuels (0.0%):
229,000	Petrobras International Finance Co., 5.38%, 1/27/21	212,185

Oil, Gas & Consumable Fuels (0.3%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 2/23/15 @ 105.38(c)(e)	53,400
1,102,000	Petrobras Global Finance BV, 2.37%, 1/15/19(d)	977,562
533,000	Petrobras Global Finance BV, 6.25%, 3/17/24^	507,171
469,000	YPF SA, 8.88%, 12/19/18^(c)	484,993
283,000	YPF SA, 8.75%, 4/4/24(c)	287,599

		2,310,725

Paper & Forest Products (0.1%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108(c)	450,500

Real Estate Investment Trusts (REITs) (0.1%):
516,000	Trust F/1401, 5.25%, 12/15/24(c)	531,532

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(c)	212,822

Road & Rail (0.0%):
495,000	Inversiones Alsacia SA, 0.00%, 8/18/18(b)(j)	—
388,779	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/23/15 @ 100(c)	283,809
173,000	Viterra, Inc., 5.95%, 8/1/20(c)	191,002

		474,811

Sovereign Bonds (0.6%):
243,000	Federal Republic of Brazil, 4.88%, 1/22/21	258,188
1,583,590	Republic of Argentina, Series X, 2.46%, 4/17/17(f)	1,520,247
949,310	Republic of Argentina, 0.93%, 5/7/24(f)	925,577
101,000	Republic of Colombia, 7.38%, 1/27/17	111,858

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Yankee Dollars, continued
Sovereign Bonds, continued
$178,000	Republic of Hungary, 4.75%, 2/3/15	$178,417
534,000	Republic of Hungary, 4.13%, 2/19/18	553,800
1,028,000	Republic of Turkey, 6.75%, 4/3/18	1,143,650

		4,691,737

Tobacco (0.0%):
375,000	B.A.T. International Finance plc, 2.13%, 6/7/17(c)	378,485

Wireless Telecommunication Services (0.1%):
200,000	Colombia Telecomm SA ESP, 5.38%, 9/27/22, Callable 9/27/17 @ 102.69(c)	195,000
572,000	Telecom Italia SpA, 5.30%, 5/30/24(c)	579,150

		774,150

Total Yankee Dollars (Cost $21,711,149)		21,413,554

U.S. Government Agency Mortgage (0.1%):
768,000	Federal National Mortgage Association, 3.00%, 1/25/45	776,880

Total U.S. Government Agency Mortgage (Cost $768,360)		776,880

U.S. Treasury Obligations (24.3%):
U.S. Treasury Bills (18.5%)
4,230,000	0.01%, 1/2/15(f)	4,230,000
15,000,000	0.02%, 1/8/15(f)	14,999,969
10,507,000	0.02%, 1/15/15(f)	10,506,905
2,000,000	0.02%, 1/22/15(f)	1,999,966
1,521,000	0.00%, 2/5/15(f)	1,520,964
12,500,000	0.04%, 2/12/15(f)	12,499,750
34,484,000	0.02%, 2/19/15(f)	34,483,206
12,000,000	0.03%, 2/26/15(f)	11,999,628
13,000,000	0.03%, 3/5/15(f)	12,999,610
8,000,000	0.02%, 3/12/15(f)	7,999,616
2,715,000	0.02%, 3/19/15(f)	2,714,886
4,000,000	0.04%, 3/26/15(f)	3,999,840
3,000,000	0.04%, 4/2/15(f)	2,999,700
5,000,000	0.03%, 4/9/15(f)	4,999,630
7,250,000	0.06%, 5/14/15(f)	7,248,601
8,500,000	0.06%, 5/21/15(f)	8,498,113

		143,700,384

U.S. Treasury Notes (5.8%)
3,956,800	0.25%, 3/31/15	3,958,193
1,940,000	0.25%, 7/31/15(i)	1,941,364
4,037,300	1.25%, 10/31/18	4,011,122
5,250,000	1.63%, 7/31/19	5,258,201
4,376,800	1.62%, 8/31/19	4,381,588
5,647,500	2.25%, 4/30/21	5,763,539
7,527,500	2.00%, 5/31/21	7,565,138
6,847,700	2.38%, 8/15/24	6,974,492
5,459,700	2.25%, 11/15/24	5,496,384

		45,350,021

Total U.S. Treasury Obligations (Cost $188,683,250)		189,050,405

Purchased Options (1.3%):
Total Purchased Options (Cost $8,743,630)		10,448,717

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Exchange Traded Funds (0.7%):
$4,500	ETFS Platinum Trus(i)	$526,725
5,330	ETFS Physical Palladium Share(i)	413,022
112,395	iShares Gold Trus(i)	1,285,799
28,438	SPDR Gold Trus(i)	3,229,988

Total Exchange Traded Fund (Cost $6,514,097)		5,455,534

Securities Held as Collateral for Securities on Loan (5.9%):
45,894,168	Allianz Variable Insurance Products Securities Lending Collateral Trust(k)	45,894,168

Total Securities Held as Collateral for Securities on Loan (Cost $45,894,168)		45,894,168

Unaffiliated Investment Company (0.1%):
729,538	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	729,538

Total Unaffiliated Investment Company (Cost $729,538)		729,538

Total Investment Securities (Cost $804,647,930)(l) — 106.6%		829,333,588
Net other assets (liabilities) — (6.6)%		(51,590,206)

Net Assets — 100.0%		$777,743,382

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American	Depositary Receipt

GDR—Global	Depositary Receipt

JPY—Notional	amount stated is in Japanese Yen.

MTN—Medium	Term Note

SPDR—	Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $44,326,021.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 1.11% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 1.11% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2014.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(j)	Escrow security due to bankruptcy.
(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(l)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Argentina	0.5%
Australia	2.1%
Belgium	—	%NM
Bermuda	0.1%
Brazil	1.3%
Canada	1.3%
Cayman Islands	0.5%
Chile	0.1%
China	0.1%
Colombia	—	%NM
Cyprus	—	%NM
Denmark	—	%NM
European Community	0.1%
France	2.6%
Germany	1.3%
Guernsey	0.1%
Hong Kong	0.9%
Hungary	0.1%
India	0.5%
Indonesia	0.4%
Ireland (Republic of)	0.4%
Israel	0.2%
Italy	0.7%
Japan	8.9%
Jersey	0.2%
Kazakhstan	—	%NM
Korea, Republic Of	0.3%
Luxembourg	0.2%
Malaysia	0.2%
Mexico	3.3%
Netherlands	1.9%
New Zealand	0.2%
Norway	0.4%
Poland	0.7%
Portugal	—	%NM
Republic of Korea (South)	0.2%
Russian Federation	—	%NM
Singapore	1.0%
South Africa	—	%NM
Spain	0.3%
Sweden	0.4%
Switzerland	1.8%
Taiwan	0.2%
Thailand	0.1%
Turkey	0.1%
United Arab Emirates	0.1%
United Kingdom	5.1%
United States	61.1%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Securities Sold Short (-0.2%):

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Avery Dennison Corp.	$(383,876)	$(394,392)	$(10,516)
Campbell Soup Co.	(152,034)	(154,440)	(2,406)
Mead Johnson Nutrition Co.	(462,551)	(468,315)	(5,764)

	$(998,461)	$(1,017,147)	$(18,686)

Futures Contracts

Cash of $849,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/20/15	(135)	$(13,853,700)	$(124,563)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/23/15	14	530,689	512
Tokyo Price Index March Futures (Japanese Yen)	Long	3/12/15	27	3,173,221	(68,119)
FTSE 100 Index March Futures (British Pounds)	Long	3/23/15	2	203,294	6,988
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/20/15	1	109,840	4,550
S&P/Toronto Stock Exchange 60 Index March Futures (Canadian Dollar)	Long	3/19/15	1	146,638	8,333
German Stock Index March Futures (Euro)	Long	3/20/15	3	893,229	26,461
CAC 40 10 Euro January Futures (Euro)	Long	1/16/15	3	155,243	1,564
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	Long	3/20/15	2	169,310	5,967
NIKKEI 225 Index March Futures (Japanese Yen)	Long	3/12/15	60	4,336,172	23,759

Total					$(114,548)

Option Contracts

Over-the-counter options purchased as of December 31, 2014 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Abbvie, Inc.	Barclays Bank	Call	USD	55.00	06/19/15	36,800	$417,774
Aetna, Inc.	Barclays Bank	Call	USD	80.00	06/19/15	30,000	332,207
Anadarko Petroleum Corp.	Barclays Bank	Call	USD	85.00	02/20/15	30,275	109,172
Anadarko Petroleum Corp.	Citigroup Global Markets	Call	USD	85.00	02/20/15	8,325	30,020
Anadarko Petroleum Corp.	Deutsche Bank	Call	USD	95.00	02/20/15	30,975	33,339
Apache Corp.	Citigroup Global Markets	Call	USD	110.00	01/16/15	10,800	2
Bank of America Corp.	Goldman Sachs	Call	USD	20.00	01/15/16	58,700	48,155
Citigroup, Inc.	Goldman Sachs	Call	USD	70.00	01/15/16	40,400	27,931
Coach, Inc.	Bank of America	Call	USD	60.00	02/20/15	13,282	10
Coca-Cola Co. (The)	Deutsche Bank	Call	USD	45.00	01/16/15	59,130	3,222
Delphi Automotive plc	Morgan Stanley	Call	USD	72.50	01/16/15	1,900	2,776
Devon Energy Corp.	Citigroup Global Markets	Call	USD	75.00	04/17/15	14,652	12,939
Devon Energy Corp.	Barclays Bank	Call	USD	75.00	04/17/15	14,653	12,940
Electronic Arts, Inc.	Citigroup Global Markets	Call	USD	37.00	01/16/15	17,554	176,701
EQT Corp.	Deutsche Bank	Call	USD	100.00	03/20/15	11,550	3,254
EQT Corp.	Citigroup Global Markets	Call	USD	100.00	03/20/15	9,167	2,583
Euro Stoxx 50 Index	Goldman Sachs	Call	EUR	3500.00	03/16/18	424	103,849
Euro Stoxx 50 Index	Morgan Stanley	Call	EUR	3450.00	03/17/17	495	100,792
Euro Stoxx 50 Index	UBS Warburg	Call	EUR	3600.00	06/15/18	206	43,865
Euro Stoxx 50 Index	Citigroup Global Markets	Call	EUR	3500.00	06/16/17	462	86,873
Euro Stoxx 50 Index	Bank of America	Call	EUR	3600.00	09/15/17	477	86,019
Euro Stoxx 50 Index	Deutsche Bank	Call	EUR	3426.55	09/21/18	225	63,264
Euro Stoxx 50 Index	Barclays Bank	Call	EUR	3500.00	12/15/17	488	110,818
Euro Stoxx 50 Index	Goldman Sachs	Call	EUR	3293.01	12/16/16	1,161	277,013

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Euro Stoxx 50 Index	JPMorgan Chase	Call	EUR	3325.00	12/18/15	515	$77,844
Gilead Sciences, Inc.	Citigroup Global Markets	Call	USD	95.00	01/15/16	7,700	106,567
GLDR Gold Shares(a)	JPMorgan Chase	Call	USD	120.00	09/18/15	16,400	67,622
Goldman Sachs Group, Inc.	Deutsche Bank	Call	USD	220.00	01/15/16	5,500	34,506
Google, Inc.	Deutsche Bank	Call	USD	600.00	01/16/15	1,437	77
Hewlett-Packard Co.	UBS Warburg	Call	USD	41.00	02/20/15	3,567	3,181
Humana, Inc.	Goldman Sachs	Call	USD	125.00	06/19/15	18,048	405,881
International Business Machines Corp.	Deutsche Bank	Call	USD	182.00	01/15/16	7,500	35,670
International Business Machines Corp.	Barclays Bank	Call	USD	182.00	01/15/16	7,500	35,670
Johnson & Johnson	Deutsche Bank	Call	USD	110.00	07/17/15	76,700	169,717
JPMorgan Chase & Co.	Goldman Sachs	Call	USD	75.00	01/15/16	36,700	32,204
Marathon Petroleum Corp.	Citigroup Global Markets	Call	USD	90.00	04/17/15	7,233	45,999
Marathon Petroleum Corp.	Deutsche Bank	Call	USD	90.00	04/17/15	14,559	92,590
Marathon Petroleum Corp.	Goldman Sachs	Call	USD	100.00	04/17/15	18,250	43,351
MetLife, Inc.	Goldman Sachs	Call	USD	57.50	01/15/16	60,533	158,701
MS Japan Custom Index	Morgan Stanley	Call	JPY	131.28	12/11/15	1,352,770	122,256
MS Japan Custom Index	Morgan Stanley	Call	JPY	139.99	12/11/15	349,532	31,932
Mylan, Inc.	Bank of America	Call	USD	47.00	01/16/15	18,200	172,130
Mylan, Inc.	Deutsche Bank	Call	USD	47.00	01/16/15	14,158	133,902
Mylan, Inc.	Goldman Sachs	Call	USD	55.00	01/16/15	18,200	40,066
Nikkei 225	Citigroup Global Markets	Call	JPY	18000.00	03/13/15	30,220	126,442
Oracle Corp.	Deutsche Bank	Call	USD	42.00	01/16/15	9,647	29,192
Pfizer, Inc.	Citigroup Global Markets	Call	USD	33.00	01/15/16	151,300	181,085
Phillips 66	Citigroup Global Markets	Call	USD	75.00	05/15/15	18,767	66,066
Phillips 66	UBS Warburg	Call	USD	75.00	05/15/15	7,507	26,427
Phillips 66	Deutsche Bank	Call	USD	75.00	05/15/15	3,737	13,155
Prudential Financial, Inc.	Citigroup Global Markets	Call	USD	90.00	01/15/16	46,970	384,302
Siemens AG	Deutsche Bank	Call	USD	150.00	01/16/15	18,114	—
SPDR Gold Shares(a)	JPMorgan Chase	Call	USD	133.44	03/20/15	9,230	1,699
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	EUR	355.61	03/17/17	4,134	103,266
Stoxx Europe 600 Index	JPMorgan Chase	Call	EUR	372.06	09/15/17	3,057	62,851
Stoxx Europe 600 Index	JPMorgan Chase	Call	EUR	348.12	09/16/16	4,376	107,779
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	EUR	347.97	12/16/16	3,668	97,033
Taiwan Stock Exchange	Citibank	Call	TWD	9000.77	09/21/16	6,700	123,543
Topix Index	Morgan Stanley	Call	JPY	1350.00	03/13/15	212,691	161,491
Topix Index	Goldman Sachs	Call	JPY	1288.50	06/12/15	261,314	327,687
Topix Index	Morgan Stanley	Call	JPY	1346.15	06/12/15	139,308	129,496
Topix Index	Bank of America	Call	JPY	1344.04	09/11/15	146,667	155,217
Topix Index	BNP Paribas	Call	JPY	1357.29	09/11/15	117,540	116,689
Topix Index	Morgan Stanley	Call	JPY	1660.07	09/11/15	117,540	22,449
Topix Index	Bank of America	Call	JPY	1314.84	12/11/15	247,207	314,033
Topix Index	Citigroup Global Markets	Call	JPY	1325.00	12/11/15	258,942	315,292
Visa, Inc.	Deutsche Bank	Call	USD	220.00	01/16/15	4,800	203,453
Wells Fargo & Co.	Goldman Sachs	Call	USD	60.00	01/15/16	18,400	29,195
Chicago Board Options Exchange Index	Morgan Stanley	Put	USD	16.00	02/18/15	7,941	10,633
CONSOL Energy, Inc.	UBS Warburg	Put	USD	38.00	04/17/15	18,350	94,313
IBOV BC	Morgan Stanley	Put	USD	55443.54	02/18/15	27	144,480
Russell 2000 Index	Deutsche Bank	Put	USD	1150.00	01/16/15	3,579	16,819
Russell 2000 Index	Bank of America	Put	USD	1165.00	02/20/15	3,447	70,794
S&P 500 Index	Morgan Stanley	Put	USD	2050.00	02/20/15	1,706	74,469
Topix Index	Morgan Stanley	Put	JPY	1161.53	09/11/15	117,540	23,917
Transocean, Ltd.	Deutsche Bank	Put	USD	36.00	01/16/15	11,744	208,308
Transocean, Ltd.	Goldman Sachs	Put	USD	37.00	01/16/15	35,100	657,648
Transocean, Ltd.	Bank of America	Put	USD	38.00	01/16/15	21,131	417,034
Transocean, Ltd.	Citigroup Global Markets	Put	USD	26.00	05/15/15	59,581	523,816

Total							$9,235,457

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-counter options written as of December 31, 2014 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Abbvie, Inc.	Barclays Bank	Call	USD	65.00	06/19/15	36,800	$(171,105)
Aetna, Inc.	Barclays Bank	Call	USD	90.00	06/19/15	30,000	(145,196)
Anadarko Petroleum Corp.	Barclays Bank	Call	USD	95.00	02/20/15	30,975	(33,339)
Cimarex Energy Co.	Citigroup Global Markets	Call	USD	130.00	03/20/15	3,655	(6,037)
Delphi Automotive plc	Morgan Stanley	Call	USD	82.50	01/16/15	1,900	(36)
Diamondback Energy, Inc.	Goldman Sachs	Call	USD	65.00	01/16/15	7,375	(6,790)
eBay, Inc.	Citigroup Global Markets	Call	USD	57.50	01/16/15	7,014	(2,763)
EOG Resources, Inc.	Goldman Sachs	Call	USD	100.00	04/17/15	3,769	(14,392)
Gilead Sciences, Inc.	Citigroup Global Markets	Call	USD	110.00	01/15/16	7,700	(63,848)
GLDR Gold Shares(a)	JPMorgan Chase	Call	USD	140.00	09/18/15	16,400	(15,739)
Humana, Inc.	Goldman Sachs	Call	USD	155.00	06/19/15	18,048	(101,666)
Johnson & Johnson	Deutsche Bank	Call	USD	117.50	07/17/15	76,700	(60,597)
Lululemon Athletica, Inc.	Citigroup Global Markets	Call	USD	52.50	03/20/15	8,056	(46,436)
Marathon Petroleum Corp.	Deutsche Bank	Call	USD	100.00	04/17/15	18,250	(43,351)
MetLife, Inc.	Goldman Sachs	Call	USD	67.50	01/15/16	60,533	(37,523)
Mylan, Inc.	Bank of America	Call	USD	55.00	01/16/15	18,200	(40,066)
Nikkei 225	Citigroup Global Markets	Call	JPY	19500.00	03/13/15	30,220	(34,637)
Pfizer, Inc.	Citigroup Global Markets	Call	USD	37.50	01/15/16	151,300	(55,547)
Prudential Financial, Inc.	Citigroup Global Markets	Call	USD	105.00	01/15/16	46,970	(136,578)
Russell 2000 Index	Deutsche Bank	Call	USD	1230.00	01/16/15	3,579	(19,828)
Russell 2000 Index	Bank of America	Call	USD	1255.00	02/20/15	3,447	(31,666)
S&P 500 Index	Morgan Stanley	Call	USD	2155.00	02/20/15	1,706	(10,623)
Tesoro Corp.	Citigroup Global Markets	Call	USD	75.00	02/20/15	10,686	(47,239)
Topix Index	Goldman Sachs	Call	JPY	1490.61	06/12/15	261,314	(95,683)
Topix Index	BNP Paribas	Call	JPY	1660.07	09/11/15	117,540	(22,449)
Topix Index	Citigroup Global Markets	Call	JPY	1600.00	12/11/15	258,942	(93,363)
Topix Index	Bank of America	Call	JPY	1627.28	12/11/15	247,207	(78,521)
UnitedHealth Group, Inc.	Barclays Bank	Call	USD	87.50	03/20/15	7,375	(104,233)
Coach, Inc.	Bank of America	Put	USD	42.50	02/20/15	13,282	(70,641)
CONSOL Energy, Inc.	Barclays Bank	Put	USD	38.00	04/17/15	18,350	(94,313)
CONSOL Energy, Inc.	UBS Warburg	Put	USD	39.00	04/17/15	29,252	(172,381)
Delphi Automotive plc	Morgan Stanley	Put	USD	65.00	01/16/15	1,900	(402)
Diamondback Energy, Inc.	Goldman Sachs	Put	USD	65.00	01/16/15	7,375	(45,799)
EOG Resources, Inc.	Barclays Bank	Put	USD	100.00	04/17/15	7,310	(86,607)
Euro Stoxx 50 Index	Deutsche Bank	Put	EUR	2586.07	09/21/18	225	(88,336)
General Electric Co.	Deutsche Bank	Put	USD	23.00	06/19/15	73,725	(42,265)
Gilead Sciences, Inc.	Citigroup Global Markets	Put	USD	85.00	01/15/16	7,700	(67,707)
IBOV BC	Morgan Stanley	Put	USD	50617.48	02/18/15	27	(54,821)
MS Japan Custom Index	Morgan Stanley	Put	JPY	128.68	12/11/15	1,352,770	(107,784)
MS Japan Custom Index	Morgan Stanley	Put	JPY	137.22	12/11/15	349,532	(30,981)
Nikkei 225	Citigroup Global Markets	Put	JPY	15500.00	03/13/15	30,220	(47,690)
Russell 2000 Index	Deutsche Bank	Put	USD	1050.00	01/16/15	3,579	(2,040)
Russell 2000 Index	Bank of America	Put	USD	1085.00	02/20/15	3,447	(27,065)
S&P 500 Index	Morgan Stanley	Put	USD	1935.00	02/20/15	1,706	(32,850)
Taiwan Stock Exchange	Citibank	Put	TWD	8100.70	09/21/16	6,700	(85,059)
Tokyo Stock Exchange Price Index	Bank of America	Put	JPY	1300.00	09/11/15	146,667	(69,610)
Topix Index	Goldman Sachs	Put	JPY	1136.91	06/12/15	261,314	(29,181)
Topix Index	Morgan Stanley	Put	JPY	1187.78	06/12/15	139,308	(22,538)
Topix Index	BNP Paribas	Put	JPY	1161.53	09/11/15	117,540	(23,917)
Topix Index	Morgan Stanley	Put	JPY	1275.00	09/11/15	121,984	(50,113)
Topix Index	Citigroup Global Markets	Put	JPY	1170.00	12/11/15	258,942	(75,548)
Topix Index	Bank of America	Put	JPY	1171.64	12/11/15	247,207	(72,814)
Transocean, Ltd.	Citigroup Global Markets	Put	USD	32.00	01/16/15	29,406	(404,204)
Transocean, Ltd.	Goldman Sachs	Put	USD	32.00	01/16/15	14,699	(202,046)
Transocean, Ltd.	Goldman Sachs	Put	USD	38.00	01/16/15	21,131	(417,034)

Total							$(3,942,997)

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Exchange-traded options purchased as of December 31, 2014 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Coca-Cola Co. (The)	Call	USD	45.00	01/16/15	167	$919
SPDR Gold Shares(a)	Call	USD	135.00	06/19/15	146	10,074

Total						$10,993

Exchange-traded options written as of December 31, 2014 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Coca-Cola Co. (The)	Call	USD	44.00	02/20/15	85	$(3,613)
Coca-Cola Co. (The)	Call	USD	45.00	05/15/15	88	(6,160)
Procter & Gamble Co. (The)	Call	USD	85.00	01/16/15	91	(56,875)
GLDR Gold Shares(a)	Put	USD	108.00	09/18/15	164	(71,750)
Ocean RIG UDW, Inc.	Put	USD	15.00	03/20/15	91	(54,145)

Total						$(192,543)

Over-the-counter interest rate swaptions purchased as of December 31, 2014 were as follows:

Description	Counterparty	Put/Call	Exercise Rate		Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	USD	2.25	02/17/15	1,394	$388,096
10-Year Interest Rate, Pay 6-Month USD LIBOR	Bank of America	Call	USD	2.30	02/17/15	759	61,175
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	USD	1.65	03/09/15	4,590	106,596
5-Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Call	USD	1.73	03/19/15	230,256	84,974
5-Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Call	USD	1.75	03/19/15	1,528	63,234
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	USD	1.67	03/31/15	3,900	122,985
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	JPY	1.35	01/25/16	30,000	6,297
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put	JPY	1.35	01/25/16	13,882	2,914
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	JPY	1.25	07/29/16	1,937,701	9,024
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	JPY	1.07	04/04/18	1,006,980	5,028

Total							$850,323

Over-the-counter interest rate swaptions written as of December 31, 2014 were as follows:

Description	Counterparty	Put/Call	Exercise Rate		Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 6-Month USD LIBOR	Bank of America	Call	USD	2.05	02/17/15	759	$(13,870)
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call	USD	1.47	03/31/15	2,341	(25,857)

Total							$(39,727)

Purchased Currency Options

Exchange-traded currency options purchased as of December 31, 2014 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Fair Value
European Euro Call Currency Option (USD/EUR)	Morgan Stanley	1.20	02/19/15	37,819	$38,328
European Euro Call Currency Option (USD/EUR)	JPMorgan Chase	1.20	03/05/15	43,114	50,807
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	125.00	04/30/15	132,366	145,783
European Euro Put Currency Option (USD/EUR)	Credit Suisse First Boston	1.27	02/19/15	45,109	5,637
European Euro Put Currency Option (USD/EUR)	Credit Suisse First Boston	1.24	02/19/15	23,300	13,060
European Euro Put Currency Option (USD/EUR)	Deutsche Bank	1.24	03/03/15	113,371	63,045
European Euro Put Currency Option (USD/EUR)	Deutsche Bank	1.24	03/26/15	38,600	35,284

Total					$351,944

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Morgan Stanley	1/16/15	2,168,000	$1,918,008	$1,767,362	$150,646
Australian Dollar	Deutsche Bank	1/23/15	2,140,754	1,858,175	1,744,218	113,957
Australian Dollar	Morgan Stanley	1/23/15	940,000	781,065	765,882	15,183
Australian Dollar	Deutsche Bank	2/6/15	2,127,401	1,823,821	1,731,577	92,244
Brazilian Real	Morgan Stanley	1/16/15	4,683,262	1,815,218	1,754,726	60,492
Brazilian Real	BNP Paribas	2/6/15	5,042,887	1,908,811	1,878,896	29,915
Brazilian Real	Deutsche Bank	2/13/15	1,430,620	522,696	532,097	(9,401)
British Pound	HSBC Bank	1/15/15	444,000	696,299	691,847	4,452
Chilean Peso	Morgan Stanley	8/24/15	458,662,190	763,000	741,282	21,718
Chilean Peso	UBS Warburg	8/26/15	460,660,910	766,000	744,394	21,606
Chilean Peso	JPMorgan Chase	9/15/15	468,006,000	770,000	755,061	14,939
Chinese Renminbi	Deutsche Bank	1/30/15	10,246,207	1,672,000	1,645,448	26,552
Chinese Renminbi	JPMorgan Chase	1/30/15	4,087,158	668,000	656,360	11,640
Chinese Renminbi	JPMorgan Chase	6/9/15	7,350,064	1,169,000	1,167,610	1,390
European Euro	BNP Paribas	1/8/15	1,285,000	1,636,583	1,554,856	81,727
European Euro	Deutsche Bank	1/8/15	1,339,800	1,705,532	1,621,164	84,368
European Euro	BNP Paribas	1/9/15	1,502,000	1,901,998	1,817,445	84,553
European Euro	Deutsche Bank	1/9/15	2,363,500	2,993,621	2,859,874	133,747
European Euro	BNP Paribas	1/15/15	1,498,000	1,910,054	1,812,714	97,340
European Euro	UBS Warburg	1/15/15	1,495,000	1,906,230	1,809,084	97,146
European Euro	JPMorgan Chase	1/22/15	528,100	656,201	639,094	17,107
European Euro	Morgan Stanley	1/23/15	1,274,400	1,586,628	1,542,263	44,365
European Euro	Morgan Stanley	1/30/15	1,321,600	1,626,863	1,599,497	27,366
European Euro	UBS Warburg	1/30/15	1,284,600	1,581,342	1,554,716	26,626
European Euro	Deutsche Bank	2/5/15	824,800	1,024,443	998,272	26,171
European Euro	Morgan Stanley	2/5/15	1,337,600	1,660,844	1,618,924	41,920
European Euro	Credit Suisse First Boston	2/12/15	2,153,000	2,693,446	2,605,936	87,510
European Euro	Deutsche Bank	2/12/15	2,201,100	2,752,509	2,664,155	88,354
European Euro	UBS Warburg	2/12/15	1,334,300	1,667,368	1,615,003	52,365
European Euro	Credit Suisse First Boston	2/13/15	1,317,000	1,633,896	1,594,073	39,823
European Euro	JPMorgan Chase	2/13/15	1,398,300	1,736,164	1,692,477	43,687
Japanese Yen	Credit Suisse First Boston	1/8/15	324,640,128	2,909,626	2,710,951	198,675
Japanese Yen	UBS Warburg	1/8/15	174,802,944	1,536,000	1,459,715	76,285
Japanese Yen	BNP Paribas	1/9/15	205,051,417	1,859,436	1,712,324	147,112
Japanese Yen	UBS Warburg	1/9/15	157,227,800	1,372,282	1,312,964	59,318
Japanese Yen	Credit Suisse First Boston	1/15/15	175,494,774	1,533,000	1,465,585	67,415
Japanese Yen	Credit Suisse First Boston	1/16/15	274,985,900	2,546,166	2,296,472	249,694
Japanese Yen	Deutsche Bank	1/22/15	154,375,325	1,335,265	1,289,294	45,971
Japanese Yen	Morgan Stanley	1/22/15	153,515,670	1,326,453	1,282,115	44,338
Japanese Yen	Deutsche Bank	1/23/15	159,548,882	1,383,268	1,332,514	50,754
Japanese Yen	JPMorgan Chase	1/23/15	153,837,060	1,334,233	1,284,810	49,423
Japanese Yen	Credit Suisse First Boston	1/29/15	82,763,425	709,599	691,258	18,341
Japanese Yen	JPMorgan Chase	1/29/15	228,299,966	1,942,000	1,906,809	35,191
Japanese Yen	Credit Suisse First Boston	1/30/15	83,827,000	700,438	700,147	291
Japanese Yen	JPMorgan Chase	1/30/15	314,738,755	2,630,078	2,628,788	1,290
Japanese Yen	Morgan Stanley	2/4/15	160,000,000	1,341,393	1,336,421	4,972
Japanese Yen	Credit Suisse First Boston	2/5/15	140,851,348	1,186,616	1,176,489	10,127
Japanese Yen	UBS Warburg	2/5/15	213,404,400	1,796,137	1,782,503	13,634
Japanese Yen	BNP Paribas	2/6/15	173,572,532	1,464,142	1,449,811	14,331
Japanese Yen	JPMorgan Chase	2/6/15	241,106,288	2,050,223	2,013,904	36,319
Japanese Yen	Credit Suisse First Boston	2/12/15	149,504,150	1,275,633	1,248,835	26,798
Japanese Yen	HSBC Bank	2/12/15	163,526,060	1,395,155	1,365,962	29,193

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	HSBC Bank	3/10/15	80,000,000	$750,089	$668,419	$81,670
Japanese Yen	Morgan Stanley	3/23/15	160,000,000	1,341,910	1,337,043	4,867
Japanese Yen	JPMorgan Chase	5/7/15	377,979,550	3,118,000	3,160,316	(42,316)
Korean Won	Credit Suisse First Boston	5/5/15	1,738,304,400	1,554,000	1,577,918	(23,918)
Korean Won	Deutsche Bank	5/5/15	2,106,297,120	1,916,000	1,911,958	4,042
Mexican Peso	BNP Paribas	1/22/15	22,070,700	1,661,387	1,494,263	167,124
Mexican Peso	Credit Suisse First Boston	2/5/15	7,424,540	555,127	502,236	52,891
Mexican Peso	UBS Warburg	2/6/15	15,393,725	1,125,305	1,041,250	84,055
Mexican Peso	Deutsche Bank	2/19/15	11,758,180	879,675	794,700	84,975
Mexican Peso	HSBC Bank	3/5/15	19,837,760	1,485,807	1,339,608	146,199
Mexican Peso	HSBC Bank	3/19/15	14,897,770	1,107,624	1,005,133	102,491
Mexican Peso	JPMorgan Chase	3/19/15	7,604,350	555,691	513,056	42,635
Mexican Peso	Credit Suisse First Boston	4/1/15	15,069,840	1,100,261	1,015,912	84,349
Mexican Peso	UBS Warburg	4/16/15	11,586,000	776,490	780,336	(3,846)
Mexican Peso	JPMorgan Chase	4/30/15	15,228,490	1,115,804	1,024,784	91,020
Mexican Peso	BNP Paribas	5/28/15	23,591,400	1,608,304	1,584,829	23,475
Mexican Peso	JPMorgan Chase	6/11/15	23,173,000	1,548,459	1,555,382	(6,923)

				$103,632,891	$99,931,121	$3,701,770

Long Contracts:
British Pound	HSBC Bank	1/15/15	444,000	$715,746	$691,847	$(23,899)
British Pound	Brown Brothers Harriman	1/26/15	139,400	217,984	217,195	(789)
Chilean Peso	JPMorgan Chase	9/15/15	468,006,000	749,197	755,061	5,864
Chinese Renminbi	Deutsche Bank	1/30/15	6,183,207	998,580	992,967	(5,613)
Chinese Renminbi	Deutsche Bank	1/30/15	4,063,000	651,539	652,481	942
Chinese Renminbi	JPMorgan Chase	1/30/15	4,087,158	653,579	656,361	2,782
European Euro	BNP Paribas	1/8/15	1,285,000	1,580,479	1,554,856	(25,623)
European Euro	Brown Brothers Harriman	1/26/15	689,900	856,473	834,934	(21,539)
Indian Rupee	Credit Suisse First Boston	6/26/15	47,611,585	746,000	728,272	(17,728)
Indian Rupee	Credit Suisse First Boston	6/26/15	42,139,033	661,627	644,563	(17,064)
Indian Rupee	Credit Suisse First Boston	8/5/15	48,714,560	752,000	740,159	(11,841)
Japanese Yen	BNP Paribas	1/9/15	205,051,417	1,709,895	1,712,325	2,430
Japanese Yen	Credit Suisse First Boston	1/15/15	175,494,774	1,470,397	1,465,585	(4,812)
Japanese Yen	Credit Suisse First Boston	1/16/15	274,985,900	2,270,969	2,296,472	25,503
Japanese Yen	Deutsche Bank	1/22/15	46,184,000	387,023	385,714	(1,309)
Japanese Yen	JPMorgan Chase	1/29/15	228,299,966	1,921,393	1,906,809	(14,584)
Japanese Yen	Credit Suisse First Boston	1/30/15	83,827,000	695,478	700,147	4,669
Japanese Yen	Credit Suisse First Boston	2/5/15	140,851,348	1,168,634	1,176,489	7,855
Japanese Yen	UBS Warburg	2/5/15	213,404,400	1,781,577	1,782,503	926
Japanese Yen	JPMorgan Chase	2/6/15	241,106,288	1,992,853	2,013,904	21,051
Mexican Peso	UBS Warburg	2/6/15	11,317,746	784,000	765,546	(18,454)

				$22,765,423	$22,674,190	$(91,233)

At December 31, 2014, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
British Pound/European Euro	Deutsche Bank	1,129,764 GBP	1,421,400 EUR	$1,777,029	$1,816,621	$39,592

				$1,777,029	$1,816,621	$39,592

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-Counter Credit Default Swap Agreements—Buy Protection(b)

At December 31, 2014, the Fund’s open over-the-counter credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2014 (%)(c)	Notional Amount ($)(d)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Transocean, Inc.	JPMorgan Chase	6/20/19	6.58	222,736	1.00	43,382	4,770	38,612
Transocean, Inc.	JPMorgan Chase	6/20/19	6.58	63,000	1.00	12,271	1,354	10,917
Transocean, Inc.	Barclays Bank	6/20/19	6.58	159,000	1.00	30,969	3,449	27,520
Transocean, Inc.	Barclays Bank	6/20/19	6.58	254,000	1.00	49,472	5,967	43,505
Transocean, Inc.	Barclays Bank	6/20/19	6.58	105,719	1.00	20,591	2,354	18,237
Transocean, Inc.	Barclays Bank	6/20/19	6.58	352,400	1.00	68,637	7,847	60,790
Transocean, Inc.	Citibank	6/20/19	6.58	246,673	1.00	48,045	4,897	43,148
Transocean, Inc.	Barclays Bank	6/20/19	6.75	125,000	1.00	24,346	3,870	20,476

						297,713	34,508	263,205

Centrally Cleared Credit Default Swap Agreements—Buy Protection(b)

At December 31, 2014, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2014 (%)(c)	Notional Amount ($)(d)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 23	JPMorgan Chase	12/20/19	3.57	853,396	5.00	(53,056)	(64,138)	11,082

						(53,056)	(64,138)	11,082

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2014, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Receive	3-Month U.S. Dollar LIBOR BBA	1.18	2/1/17	JPMorgan Chase	36,640,000	USD	424	(160,060)	(160,484)
Receive	3-Month U.S. Dollar LIBOR BBA	1.03	3/11/17	JPMorgan Chase	20,300,000	USD	274	7,709	7,435
Receive	3-Month U.S. Dollar LIBOR BBA	1.02	3/11/17	JPMorgan Chase	38,680,000	USD	522	25,266	24,744
Receive	3-Month U.S. Dollar LIBOR BBA	0.99	3/17/17	JPMorgan Chase	38,670,000	USD	526	53,144	52,618
Pay	3-Month U.S. Dollar LIBOR BBA	2.19	2/1/20	JPMorgan Chase	14,660,000	USD	209	261,970	261,761
Pay	3-Month U.S. Dollar LIBOR BBA	1.88	3/11/20	JPMorgan Chase	8,260,000	USD	126	3,102	2,976
Pay	6-Month Australian Bank Bill Rate	2.89	6/11/20	JPMorgan Chase	963,198	AUD	12	5,882	5,870
Pay	3-Month U.S. Dollar LIBOR BBA	2.39	3/11/25	JPMorgan Chase	8,510,000	USD	152	34,640	34,488
Pay	3-Month U.S. Dollar LIBOR BBA	2.29	3/17/25	JPMorgan Chase	8,510,000	USD	153	(45,795)	(45,948)

								185,858	183,460

Continued

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2014, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)		Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Poland Warsaw Interbank Offer Rate	2.76	9/8/24	Deutsche Bank	2,385,000	PLN	34,663	34,663

							34,663	34,663

Total Return Swaps at December 31, 2014

Counterparty	Receive/Pay Total Return	Expiration Date	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/16	26,350,000	JPY	$23,213
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/16	26,800,000	JPY	19,456
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/17	27,850,000	JPY	32,315
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/17	25,515,000	JPY	25,326
Citibank NA	PT Siloam International Hospitals Tbk	3/15/15	206,614	USD	40,826

					$141,136

(a)	All or portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. ( the “Subsidiary”).

(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(c)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$804,647,930

Investment securities, at value*	$829,333,588
Cash	60,471
Segregated cash for collateral	1,558,225
Deposits with brokers for securities sold short	1,000,895
Interest and dividends receivable	1,731,561
Foreign currency, at value (cost $66,894)	66,847
Unrealized appreciation on forward currency contracts	3,899,788
Unrealized appreciation on swap agreements	439,004
Receivable for capital shares issued	142,649
Proceeds paid on swap agreements	34,508
Receivable for investments sold	841,932
Reclaims receivable	109,498
Receivable for variation margin on swaps	37,275
Receivable for variation margin on futures contracts	165,934
Prepaid expenses	18,226

Total Assets	839,440,401

Liabilities:
Cash received as collateral for derivatives	5,640,000
Written options (Proceeds received $3,023,316)	4,175,267
Unrealized depreciation on forward currency contracts	249,659
Payable for collateral received on loaned securities	45,894,168
Payable for investments purchased	3,896,295
Securities sold short (Proceeds received $998,461)	1,017,147
Dividend payable on securities sold short	1,747
Payable for variation margin on futures contracts	10,279
Payable for variation margin on swaps	4,730
Manager fees payable	494,919
Administration fees payable	41,168
Distribution fees payable	164,973
Custodian fees payable	82,261
Administrative and compliance services fees payable	2,279
Trustee fees payable	46
Other accrued liabilities	22,081

Total Liabilities	61,697,019

Net Assets	$777,743,382

Net Assets Consist of:
Capital	$702,832,557
Accumulated net investment income/(loss)	13,218,014
Accumulated net realized gains/(losses) from investment transactions	34,060,252
Net unrealized appreciation/(depreciation) on investments	27,632,559

Net Assets	$777,743,382

Shares of beneficial interest (unlimited number of shares authorized, no par value)	64,990,839
Net Asset Value (offering and redemption price per share)	$11.97

*	Includes securities on loan of $44,326,021.

Consolidated Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$11,113,894
Interest	5,604,047
Income from securities lending	320,340
Foreign withholding tax	(633,322)

Total Investment Income	16,404,959

Expenses:
Manager fees	5,448,538
Administration fees	342,089
Distribution fees	1,816,179
Custodian fees	346,246
Administrative and compliance services fees	9,998
Trustee fees	38,616
Professional fees	46,958
Shareholder reports	9,126
Dividends on securities sold short	17,332
Other expenses	17,878

Total expenses before reductions	8,092,960
Less expenses paid indirectly	(2,782)

Net expenses	8,090,178

Net Investment Income/(Loss)	8,314,781

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	35,405,316
Net realized gains (losses) on futures contracts	(3,388,486)
Net realized gains (losses) on options contracts	(1,031,132)
Net realized gains (losses) on swap agreements	40,619
Net realized gains (losses) on forward currency contracts	8,777,270
Change in net unrealized appreciation/depreciation on investments	(34,975,914)

Net Realized/Unrealized Gains/(Losses) on Investments	4,827,673

Change in Net Assets Resulting From Operations	$13,142,454

See accompanying notes to the financial statements.

Consolidated Statements of Changes in Net Assets

	AZL BlackRock Global Allocation Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$8,314,781	$3,428,686
Net realized gains/(losses) on investment transactions	39,803,587	15,537,052
Change in unrealized appreciation/depreciation on investments	(34,975,914)	43,890,720

Change in net assets resulting from operations	13,142,454	62,856,458

Dividends to Shareholders:
From net investment income	(4,674,726)	(48,119)
From net realized gains	(15,060,387)	(976,480)

Change in net assets resulting from dividends to shareholders	(19,735,113)	(1,024,599)

Capital Transactions:
Proceeds from shares issued	125,520,079	276,183,753
Proceeds from dividends reinvested	19,735,113	1,024,599
Value of shares redeemed	(7,607,923)	(1,414,434)

Change in net assets resulting from capital transactions	137,647,269	275,793,918

Change in net assets	131,054,610	337,625,777
Net Assets:
Beginning of period	646,688,772	309,062,995

End of period	$777,743,382	$646,688,772

Accumulated net investment income/(loss)	$13,218,014	$3,393,450

Share Transactions:
Shares issued	10,340,877	24,476,115
Dividends reinvested	1,622,953	89,877
Shares redeemed	(629,704)	(120,241)

Change in shares	11,334,126	24,445,751

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.05	$10.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.12	1.42	0.58

Total from Investment Activities	0.24	1.49	0.71

Dividends to Shareholders From:
Net Investment Income	(0.08)	— (b)	(0.13)
Realized Gains	(0.24)	(0.02)	—

Total Dividends	(0.32)	(0.02)	(0.13)

Net Asset Value, End of Period	$11.97	$12.05	$10.58

Total Return(c)	1.95%	14.11%	7.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$777,743	$646,689	$309,063
Net Investment Income/(Loss)(e)	1.14%	0.72%	1.09%
Expenses Before Reductions(e)(f)	1.11%	1.14%	1.15%
Expenses Net of Reductions(e)	1.11%	1.14%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.11%	1.14%	1.15%
Portfolio Turnover Rate	74%	50%	74	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses. See Note 2 in Notes to Consolidated Financial Statements.

See accompanying notes to the financial statements.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

As of December 31, 2014, the Fund’s aggregate investment in the Subsidiary was $7,386,202, representing 0.95% of the Fund’s net assets. The Fund’s operations have been consolidated with the operations of the Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $22.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,704 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $128.2 million as of December 31, 2014. The monthly average amount for these contracts was $99.9 million for the year ended December 31, 2014.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $23.6 million as of December 31, 2014. The monthly average notional amount for these contracts was $46.5 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2014:

	Number of Contracts	Notional Amount(a)	Cost
Options outstanding at December 31, 2013	2,988,566	1,029,171	$4,217,942
Options purchased	7,723,772	3,262,792	26,175,134
Options exercised	(66,756)	—	(149,158)
Options expired	(2,160,735)	—	(4,306,881)
Options closed	(3,935,449)	(627,294)	(17,193,407)

Options outstanding at December 31, 2014	4,549,398	3,664,669	$8,743,630

The Fund had the following transactions in written call and put options during the year ended December 31, 2014:

	Number of Contracts	Notional Amount(a)	Premiums Received
Options outstanding at December 31, 2013	(58,831)	(5,014)	$(1,043,812)
Options written	(8,905,644)	(358,936)	(12,611,314)
Options exercised	51,431	—	279,644
Options expired	596,561	—	1,199,447
Options closed	3,565,005	360,850	9,152,719

Options outstanding at December 31, 2014	(4,751,478)	(3,100)	$(3,023,316)

(a)	Includes swaptions and currency options, as applicable.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2014, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $175.7 million as of December 31, 2014. The monthly average gross notional amount for interest rate swaps was $57.8 million for the year ended December 31, 2014.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $1.1 million as of December 31, 2014. The monthly average gross notional amount for total return swaps was $1.2 million to the year ended December 31, 2014.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2014, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $2.4 million as of December 31, 2014. The monthly average gross notional amount for credit default swaps was $3.3 million for the year ended December 31, 2014.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$78,134	Payable for variation margin on futures contracts*	$192,682

Option Contracts	Investment securities, at value (purchased options)	10,448,717	Written options	4,175,267

Total Return Swap Agreements	Unrealized appreciation on swap agreements	141,136	Unrealized depreciation on swap agreements	—

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements	274,287	Unrealized depreciation on swap agreements	—

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements	424,555	Unrealized depreciation on swap agreements	206,432

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	3,899,788	Unrealized depreciation on forward currency contracts	249,659

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$(3,388,486)	$—	$(80,344)	$—	$2,365,837
Credit Risk Exposure	—	(19,079)	—	—	325,968
Interest Rate Risk Exposure	—	59,698	(702,135)	—	885,573
Foreign Exchange Rate Risk Exposure	—	—	(248,653)	8,777,270	2,534,352

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2014. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014.

As of December 31, 2014, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$165,934	$10,279
Forward currency contracts	3,899,788	249,659
Option contracts*	10,448,717	4,175,267
Swap agreements	476,279	4,730

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	14,990,718	4,439,935
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(214,202)	(229,880)

Total assets and liabilities subject to a MNA	$14,776,516	$4,210,055

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$1,276,412	$(404,253)	$—	$(570,000)	$302,159
Barclays Bank	1,189,109	(634,793)	—	(550,000)	4,316
BNP Paribas	865,006	(71,989)	—	—	793,017
Citibank	2,266,204	(1,166,656)	—	(1,099,548)	—
Credit Suisse First Boston	1,092,937	(75,363)	—	—	1,017,574
Deutsche Bank	2,596,858	(298,597)	—	(1,400,000)	898,261
Goldman Sachs	2,309,100	(950,114)	—	(1,300,000)	58,986
HSBC	364,005	(23,899)	—	—	340,106
JPMorgan Chase	938,252	(79,562)	—	—	858,690
Morgan Stanley	1,278,886	(310,148)	—	(520,000)	448,738
UBS Warburg	599,747	(194,681)	—	—	405,066

Total	$14,776,516	$(4,210,055)	$—	$(5,439,548)	$5,126,913

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$404,253	$(404,253)	$—	$—	$—
Barclays Bank	634,793	(634,793)	—	—	—
BNP Paribas	71,989	(71,989)	—	—	—
Citibank	1,166,656	(1,166,656)	—	—	—
Credit Suisse First Boston	75,363	(75,363)	—	—	—
Deutsche Bank	298,597	(298,597)	—	—	—
Goldman Sachs	950,114	(950,114)	—	—	—
HSBC	23,899	(23,899)	—	—	—
JPMorgan Chase	79,562	(79,562)	—	—	—
Morgan Stanley	310,148	(310,148)	—	—	—
UBS Warburg	194,681	(194,681)	—	—	—

Total	$4,210,055	$(4,210,055)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Consolidated Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $8,906 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$4,371,725	$4,323,565	$—	$8,695,290
Air Freight & Logistics	3,438,286	400,592	—	3,838,878
Airlines	1,938,874	1,592,243	—	3,531,117
Auto Components	2,146,531	7,567,447	—	9,713,978
Automobiles	2,015,357	12,152,113	—	14,167,470
Banks	18,664,696	14,667,429	—	33,332,125
Beverages	3,323,779	2,464,857	—	5,788,636
Biotechnology	7,649,771	220,168	—	7,869,939
Building Products	—	1,582,421	—	1,582,421
Capital Markets	4,373,677	1,049,888	—	5,423,565
Chemicals	2,488,529	12,017,085	—	14,505,614
Commercial Services & Supplies	158,213	74,541	—	232,754
Communications Equipment	4,154,972	920,676	—	5,075,648
Construction & Engineering	—	1,499,525	—	1,499,525
Distributors	—	36,960	—	36,960
Diversified Financial Services	—	1,482,748	—	1,482,748
Diversified Telecommunication Services	4,067,830	4,612,647	—	8,680,477
Electric Utilities	2,443,283	1,156,763	—	3,600,046
Electrical Equipment	3,278,013	2,964,632	—	6,242,645
Electronic Equipment, Instruments & Components	455,483	4,285,792	—	4,741,275
Energy Equipment & Services	2,059,756	1,767,900	1,827,985	5,655,641
Food & Staples Retailing	866,765	134,416	—	1,001,181
Food Products	615,962	7,425,606	—	8,041,568
Gas Utilities	—	2,150,966	—	2,150,966
Health Care Equipment & Supplies	2,753,083	580,995	—	3,334,078
Health Care Providers & Services	11,272,548	6,611,778	—	17,884,326
Household Durables	—	1,421,499	—	1,421,499
Independent Power and Renewable Electricity Producers	4,164,537	—	264,963	4,429,500
Industrial Conglomerates	4,414,149	5,855,431	—	10,269,580
Insurance	8,572,988	6,299,486	—	14,872,474
Internet Software & Services	14,062,299	741,255	2,283,315	17,086,869
IT Services	7,631,817	2,156,994	—	9,788,811
Leisure Products	—	847,347	—	847,347
Machinery	3,979,957	4,714,522	—	8,694,479
Media	7,627,669	618,440	—	8,246,109
Metals & Mining	10,446,954	6,334,071	—	16,781,025
Multiline Retail	269,062	346,036	—	615,098
Multi-Utilities	2,777,506	2,174,640	—	4,952,146
Oil, Gas & Consumable Fuels	24,124,310	10,466,820	1,661,801	36,252,931
Personal Products	—	1,756,087	—	1,756,087
Pharmaceuticals	19,513,851	12,977,628	—	32,491,479
Professional Services	—	444,913	—	444,913
Real Estate Management & Development	1,240,718	8,670,895	—	9,911,613
Road & Rail	5,249,180	2,340,681	—	7,589,861
Semiconductors & Semiconductor Equipment	314,119	2,649,038	—	2,963,157
Software	10,061,615	2,649,531	—	12,711,146
Specialty Retail	140,627	1,685,199	—	1,825,826
Technology Hardware, Storage & Peripherals	680,250	784,720	—	1,464,970

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Level 3	Total

Textiles, Apparel & Luxury Goods	$2,413,832	$780,587	$—	$3,194,419
Trading Companies & Distributors	803,336	4,587,757	—	5,391,093
Transportation Infrastructure	—	67,975	365,178	433,153
Wireless Telecommunication Services	1,119,874	2,748,194	—	3,868,068
All Other Common Stocks+	26,235,550	—	—	26,235,550
Preferred Stocks
Auto Components	—	—	2,354,112	2,354,112
Automobiles	—	1,839,026	—	1,839,026
Banks	4,723,647	1,121,751	—	5,845,398
Food & Staples Retailing	—	407,073	—	407,073
Health Care Providers & Services	—	—	372,878	372,878
Real Estate Management & Development	—	331,188	—	331,188
Semiconductors & Semiconductor Equipment	—	1,794,913	—	1,794,913
All Other Preferred Stocks+	2,004,732	—	—	2,004,732
Warrants	29,489	96,646	—	126,135
Convertible Preferred Stocks
Banks	—	330,480	—	330,480
All Other Convertible Preferred Stocks+	2,037,804	—	—	2,037,804
Right	40,651	—	—	40,651
Convertible Bonds+	—	16,188,666	—	16,188,666
Floating Rate Loans
Media	—	—	292,000	292,000
All Other Floating Rate Loans+	—	8,236,151	—	8,236,151
Corporate Bonds
Transportation Infrastructure	—	—	518,360	518,360
All Other Corporate Bonds+	—	18,616,289	—	18,616,289
Foreign Bonds+	—	71,580,862	—	71,580,862
Yankee Dollars+	—	21,413,554	—	21,413,554
U.S. Government Agency Mortgage	—	776,880	—	776,880
U.S. Treasury Obligations	—	189,050,405	—	189,050,405
Purchased Options	10,993	10,437,724	—	10,448,717
Exchange Traded Funds	5,455,534	—	—	5,455,534
Securities Held as Collateral for Securities on Loan	—	45,894,168	—	45,894,168
Unaffiliated Investment Company	729,538	—	—	729,538

Total Investment Securities	253,413,721	565,979,275	9,940,592	829,333,588

Securities Sold Short	(1,017,147)	—	—	(1,017,147)
Other Financial Instruments:*
Futures Contracts	(114,548)	—	—	(114,548)
Written Options	(84,018)	(1,066,048)	—	(1,150,066)
Written Swaptions	—	(1,885)	—	(1,885)
Forward Currency Contracts	—	3,650,129	—	3,650,129
Credit Default Swaps	—	274,287	—	274,287
Interest Rate Swaps	—	218,123	—	218,123
Total Return Swaps	—	141,136	—	141,136

Total Investments	$252,198,008	$569,195,017	$9,940,592	$831,333,617

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$500,771,721	$446,878,694

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$60,327,084	$58,989,550

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Delta Topco, Ltd.	5/2/12	$379,997	$615,711	$365,178	0.05%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	650,228	516,343	518,360	0.07%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,827,985	0.23%
Invitae Corp., Series F, Preferred Shares	10/8/14	372,878	186,439	372,878	0.05%
Lookout, Inc.	9/19/14	730,222	63,925	730,222	0.09%
Mobileye N.V., Series F, Preferred Shares	8/15/13	426,443	61,095	2,354,112	0.30%
Palantir Technologies, Inc.	3/27/14	712,042	116,157	931,579	0.12%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	39,000	0.01%
TerraForm Power, Inc.	11/21/14	359,149	9,032	264,963	0.03%
Uber Technologies, Inc.	3/21/14	1,063,120	17,133	2,283,315	0.29%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Cost for federal income tax purposes at December 31, 2014 is $806,832,652. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$61,235,992
Unrealized depreciation	(38,735,056)

Net unrealized appreciation/(depreciation)	$22,500,936

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$10,567,371	$9,167,742	$19,735,113

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$1,024,599	$—	$1,024,599

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$22,960,149	$30,339,018	$—	$21,642,407	$74,941,574

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2014, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2014, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 23.84% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $9,167,742.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $5,892,645.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Dreyfus Research Growth Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Research Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Research Growth Fund and The Dreyfus Corporation serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Dreyfus Research Growth Fund returned 8.45%. That compared to a 13.05% total return for its benchmark, the Russell 1000® Growth Index1.

Global equities produced mixed returns for 2014 as investors responded to a mix of encouraging U.S. data, increasing volatility and rising geopolitical risk. Equities gained modestly in the first quarter as policymakers around the world acted to support the global economy. U.S. stocks rallied on positive economic news and the European Central Bank (ECB) maintained its record-low interest rate. As volatility subsided and interest rates remained low in the second quarter, markets charged higher.

Global equity returns were subdued through the late summer as geopolitical risks rose and economic data disappointed. Despite these conditions, U.S. stocks posted third-quarter gains following better-than-expected growth indicators, including improvements in consumer spending, tourism and manufacturing. In Asia, the Bank of Japan provided assurances that it would take further action to bolster the economy. By the end of the period under review, U.S. stocks had tallied another solid quarterly gain after more encouraging growth data. Low inflation continued to pose challenges for ECB policymakers. Emerging-market equities struggled as stocks in Russia declined thanks to a falling ruble and weak oil prices, and Brazil grappled with a corruption scandal that threatened several key public-works projects.

The Fund underperformed its benchmark during the period. Investors moved away from momentum stocks, weakening relative returns in March and April. For the year, industrials, consumer staples and consumer discretionary were the worst relative performers by sector. Holdings in an engineering construction company, which fell on concerns that low oil prices would negatively affect the company’s pending projects, detracted from relative performance. Additionally, shares in a specialty food retailer dropped after disappointing earnings, as did a position in a media streaming service, which experienced weak subscriber growth. The Fund sold its position in the latter two holdings.*

The Fund’s relative performance was bolstered by a lack of exposure to telecommunication services, and high-performing health care stocks. For example, shares in one pharmaceutical company rose with the continued success of one of its drugs, while shares of another appreciated as confidence in its cystic fibrosis program grew. Also, shares of a science tools company rose as the company announced strong quarterly reports, bolstered by ongoing demand for its next-generation sequencing tools.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Research Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Dreyfus Research Growth Fund	8.45%	20.20%	15.63%	7.64%
Russell 1000® Growth Index	13.05%	20.26%	15.81%	8.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Dreyfus Research Growth Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager has voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Dreyfus Research Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Dreyfus Research Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Dreyfus Research Growth Fund	$1,000.00	$1,042.80	$5.15	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Dreyfus Research Growth Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	31.7%
Health Care	16.4
Consumer Discretionary	16.0
Consumer Staples	10.7
Industrials	10.2
Financials	5.9
Energy	4.4
Materials	2.8

Total Common Stocks	98.1
Affiliated Investment Company	2.0

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (98.1%):
Aerospace & Defense (4.5%):
67,874	Honeywell International, Inc.	$6,781,969
20,502	Precision Castparts Corp.	4,938,522
33,052	Raytheon Co.	3,575,235

		15,295,726

Air Freight & Logistics (1.1%):
21,725	FedEx Corp.	3,772,764

Auto Components (0.8%):
37,519	Delphi Automotive plc	2,728,382

Beverages (4.0%):
96,223	Coca-Cola Enterprises, Inc.	4,254,981
98,147	PepsiCo, Inc.	9,280,781

		13,535,762

Biotechnology (9.0%):
23,895	Alexion Pharmaceuticals, Inc.*	4,421,292
14,398	Biogen Idec, Inc.*	4,887,401
55,206	Celgene Corp.*	6,175,342
76,375	Gilead Sciences, Inc.*	7,199,107
7,790	Regeneron Pharmaceuticals, Inc.*	3,195,848
38,892	Vertex Pharmaceuticals, Inc.*	4,620,370

		30,499,360

Capital Markets (2.5%):
32,222	Ameriprise Financial, Inc.	4,261,361
11,536	BlackRock, Inc., Class A	4,124,812

		8,386,173

Chemicals (2.0%):
71,956	Dow Chemical Co. (The)	3,281,913
28,704	Praxair, Inc.	3,718,890

		7,000,803

Commercial Services & Supplies (1.2%):
89,978	Tyco International plc	3,946,435

Construction & Engineering (1.0%):
54,777	Fluor Corp.	3,321,130

Construction Materials (0.8%):
24,559	Martin Marietta Materials, Inc.	2,709,349

Consumer Finance (0.8%):
42,954	Discover Financial Services	2,813,057

Diversified Financial Services (1.3%):
20,205	IntercontinentalExchange Group, Inc.	4,430,754

Energy Equipment & Services (1.9%):
77,835	Schlumberger, Ltd.	6,647,887

Food & Staples Retailing (2.6%):
30,702	Costco Wholesale Corp.	4,352,009
47,289	CVS Caremark Corp.	4,554,403

		8,906,412

Food Products (1.1%):
107,158	Mondelez International, Inc., Class A	3,892,514

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.7%):
25,629	McKesson, Inc.	$5,320,068
39,322	UnitedHealth Group, Inc.	3,975,061

		9,295,129

Household Products (1.6%):
78,891	Colgate-Palmolive Co.	5,458,468

Industrial Conglomerates (1.2%):
49,485	Danaher Corp.	4,241,359

Insurance (1.3%):
78,725	Marsh & McLennan Cos., Inc.	4,506,219

Internet & Catalog Retail (1.7%):
5,042	Priceline.com, Inc.*	5,748,939

Internet Software & Services (8.3%):
45,081	Akamai Technologies, Inc.*	2,838,300
121,732	Facebook, Inc., Class A*	9,497,530
11,751	Google, Inc., Class C*	6,185,726
11,751	Google, Inc., Class A*	6,235,786
15,245	LinkedIn Corp., Class A*	3,501,929

		28,259,271

IT Services (4.7%):
35,861	Accenture plc, Class A	3,202,746
65,817	Cognizant Technology Solutions Corp., Class A*	3,465,923
35,184	Visa, Inc., Class A	9,225,245

		15,893,914

Life Sciences Tools & Services (1.0%):
19,091	Illumina, Inc.*	3,523,817

Machinery (1.2%):
29,418	Cummins, Inc.	4,241,193

Media (4.8%):
38,661	AMC Networks, Inc., Class A*	2,465,412
120,154	Comcast Corp., Class A	6,970,133
163,952	Interpublic Group of Cos., Inc. (The)	3,405,283
47,415	Viacom, Inc., Class B	3,567,979

		16,408,807

Multiline Retail (0.9%):
42,487	Dollar General Corp.*	3,003,831

Oil, Gas & Consumable Fuels (2.5%):
53,122	EOG Resources, Inc.	4,890,943
82,216	Kinder Morgan, Inc.	3,478,559

		8,369,502

Personal Products (1.4%):
62,856	Estee Lauder Co., Inc. (The), Class A	4,789,627

Pharmaceuticals (3.7%):
21,679	Actavis, Inc. plc*	5,580,391
54,598	Bristol-Myers Squibb Co.	3,222,920
23,523	Perrigo Co. plc	3,932,105

		12,735,416

Continued

4

AZL Dreyfus Research Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Software (9.2%):
48,795	Adobe Systems, Inc.*	$3,547,397
88,832	Fortinet, Inc.*	2,723,589
59,667	Intuit, Inc.	5,500,701
206,196	Microsoft Corp.	9,577,804
113,512	Oracle Corp.	5,104,635
81,682	Salesforce.com, Inc.*	4,844,559

		31,298,685

Specialty Retail (3.3%):
75,980	Home Depot, Inc. (The)	7,975,620
26,514	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,389,550

		11,365,170

Technology Hardware, Storage & Peripherals (9.5%):
215,657	Apple, Inc.	23,804,220
145,342	EMC Corp.	4,322,471
43,752	SanDisk Corp.	4,286,821

		32,413,512

Textiles, Apparel & Luxury Goods (4.5%):
53,487	Michael Kors Holdings, Ltd.*	4,016,874
54,301	Nike, Inc., Class B	5,221,041
33,658	PVH Corp.	4,313,946
27,097	Under Armour, Inc., Class A*	1,839,886

		15,391,747

Total Common Stocks (Cost $237,466,638)		334,831,114

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Affiliated Investment Company (2.0%):
6,976,164	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	$6,976,164

Total Affiliated Investment Company (Cost $6,976,164)		6,976,164

Total Investment Securities (Cost $244,442,802)(b) — 100.1%		341,807,278
Net other assets (liabilities) — (0.1)%		(328,670)

Net Assets — 100.0%		$341,478,608

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Dreyfus Research Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$237,466,638
Investments in affiliates, at cost	6,976,164

Total Investment securities, at cost	$244,442,802

Investments in non-affiliates, at value	$334,831,114
Investments in affiliates, at value	6,976,164

Total Investment securities, at value	341,807,278
Interest and dividends receivable	241,601
Prepaid expenses	2,938

Total Assets	342,051,817

Liabilities:
Payable for capital shares redeemed	267,417
Manager fees payable	205,008
Administration fees payable	7,890
Distribution fees payable	73,217
Custodian fees payable	2,710
Administrative and compliance services fees payable	930
Trustee fees payable	19
Other accrued liabilities	16,018

Total Liabilities	573,209

Net Assets	$341,478,608

Net Assets Consist of:
Capital	$200,826,345
Accumulated net investment income/(loss)	599,506
Accumulated net realized gains/(losses) from investment transactions	42,688,281
Net unrealized appreciation/(depreciation) on investments	97,364,476

Net Assets	$341,478,608

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,545,048
Net Asset Value (offering and redemption price per share)	$15.15

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$4,072,580
Dividends from affiliates	1

Total Investment Income	4,072,581

Expenses:
Manager fees	2,648,258
Administration fees	93,396
Distribution fees	870,252
Custodian fees	11,964
Administrative and compliance services fees	4,578
Trustee fees	17,664
Professional fees	18,856
Shareholder reports	16,297
Other expenses	8,323

Total expenses before reductions	3,689,588
Less expenses voluntarily waived/reimbursed by the Manager	(211,556)
Less expenses paid indirectly	(4,973)

Net expenses	3,473,059

Net Investment Income/(Loss)	599,522

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	42,895,777
Change in net unrealized appreciation/depreciation on investments	(15,932,685)

Net Realized/Unrealized Gains/(Losses) on Investments	26,963,092

Change in Net Assets Resulting From Operations	$27,562,614

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Dreyfus Research Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$599,522	$643,804
Net realized gains/(losses) on investment transactions	42,895,777	29,632,495
Change in unrealized appreciation/depreciation on investments	(15,932,685)	68,018,427

Change in net assets resulting from operations	27,562,614	98,294,726

Dividends to Shareholders:
From net investment income	(536,742)	(1,345,946)
From net realized gains	(17,640,893)	—

Change in net assets resulting from dividends to shareholders	(18,177,635)	(1,345,946)

Capital Transactions:
Proceeds from shares issued	16,458,753	20,353,105
Proceeds from dividends reinvested	18,177,635	1,345,946
Value of shares redeemed	(63,316,636)	(39,532,733)

Change in net assets resulting from capital transactions	(28,680,248)	(17,833,682)

Change in net assets	(19,295,269)	79,115,098
Net Assets:
Beginning of period	360,773,877	281,658,779

End of period	$341,478,608	$360,773,877

Accumulated net investment income/(loss)	$599,506	$643,780

Share Transactions:
Shares issued	1,097,285	1,617,698
Dividends reinvested	1,238,259	102,353
Shares redeemed	(4,252,112)	(3,128,891)

Change in shares	(1,916,568)	(1,408,840)

See accompanying notes to the financial statements.

7

AZL Dreyfus Research Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.75	$10.89	$9.28	$9.62	$7.86

Investment Activities:
Net Investment Income/(Loss)	0.03	0.03	0.05	0.03	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.19	3.88	1.60	(0.34)	1.75

Total from Investment Activities	1.22	3.91	1.65	(0.31)	1.80

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.05)	(0.04)	(0.03)	(0.04)
Net Realized Gains	(0.80)	—	—	—	—

Total Dividends	(0.82)	(0.05)	(0.04)	(0.03)	(0.04)

Net Asset Value, End of Period	$15.15	$14.75	$10.89	$9.28	$9.62

Total Return(a)	8.45%	36.00%	17.75%	(3.20)%	22.92%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$341,479	$360,774	$281,659	$219,720	$193,126
Net Investment Income/(Loss)	0.17%	0.20%	0.53%	0.43%	0.49%
Expenses Before Reductions(b)	1.06%	1.07%	1.07%	1.10%	1.11%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.00%	1.02%	1.03%	1.04%
Portfolio Turnover Rate	46%	48%	53%	109%	112%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Dreyfus Research Growth Fund

Notes to the Financial Statements
December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Dreyfus Research Growth Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2014

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Futures Contracts

During the year ended December 31, 2014, the Fund did not enter into any futures contracts. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Dreyfus Research Growth Fund	1.00%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced management fees to 0.70%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

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AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2014

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,362 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

During the year ended December 31, 2014, the Fund paid approximately $641 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$334,831,114	$—	$334,831,114
Affiliated Investment Company	6,976,164	—	6,976,164

Total Investment Securities	$341,807,278	$—	$341,807,278

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Research Growth Fund	$157,813,821	$204,033,595

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AZL Dreyfus Research Growth Fund

Notes to the Financial Statements

December 31, 2014

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $244,666,414. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$98,006,396
Unrealized depreciation	(865,532)

Net unrealized appreciation/(depreciation)	$97,140,864

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$536,741	$17,640,894	$18,177,635

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Dreyfus Research Growth Fund	$1,345,946	$—	$1,345,946

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Dreyfus Research Growth Fund	$599,506	$42,911,893	$—	$97,140,864	$140,652,263

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Effective close of business on April 27, 2015, The Boston Company will replace The Dreyfus Corporation as the subadviser to the AZL® Dreyfus Research Growth Fund. In addition, the following name change will be effective on April 27, 2015.

Name effective on April 27, 2015	Previous Name
AZL® Boston Company Research Growth Fund	AZL® Dreyfus Research Growth Fund

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report. There are no other subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Research Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $17,640,894.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

17

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Enhanced Bond Index Fund had a total return of 5.35%. That compared to a 5.97% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

Fixed-income markets performed relatively well during the 12- month period as a decline in long-term yields pushed prices higher. Investors started the period with an appetite for risk, which supported higher prices on securities such as corporate bonds. As the period progressed, however, that sentiment changed. Investors grew increasingly concerned about long-term growth prospects for the global economy because of persistent factors such as muted inflation, weak wage growth, declining oil prices and a lag in the U.S. housing recovery. Poor economic growth abroad drove international investors to seek safety in U.S. Treasuries, which drove up prices and pushed down yields. Investors abandoned riskier assets in the second half of the period, causing spreads to widen. The resulting drop in prices in investment grade corporate bonds offset earlier gains, leading the asset class to post a loss for the year and dragging on the Fund’s absolute return.

Despite a strong absolute return, the Fund slightly underperformed its benchmark for the year. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) was the largest detractor from relative performance. The drop in energy prices in conjunction with renewed fears about global growth in the second half of the period limited inflation concerns and led TIPS to underperform. The portfolio’s duration positioning also weighed on relative performance. The Fund favored a shorter duration stance than the benchmark throughout the second half of the period in anticipation of a rise in interest rates. When rates fell, the strategy underperformed. An underweight allocation to corporate bonds also dragged on performance early in the period as these bonds benefited from the positive outlook that prevailed in the period’s first half.*

The largest positive contributor to relative performance involved the portfolio’s yield curve positioning, which involved a tactical “flattener trade” in anticipation that the yield curve on Treasuries would flatten. The strategy contributed to relative performance as long-term yields fell and short-term yields rose. An overweight position in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) boosted the Fund’s relative performance, as those sectors outperformed duration-adjusted Treasuries. A preference for auto collateral in the ABS sector also contributed to relative performance, as did an underweight to corporate bonds given that asset class’s underperformance.*

The Fund held derivatives to hedge risk and adjust its duration and yield curve exposure rather than to generate performance. Forward contracts were used to hedge against the portfolio’s currency exposure from non-dollar bonds, while Treasury futures served to adjust the Fund’s duration and yield curve exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Enhanced Bond Index Fund	5.35%	2.36%	3.98%	3.70%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Enhanced Bond Index Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.70% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.66%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Enhanced Bond Index Fund	$1,000.00	$1,016.40	$3.30	0.65%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Government Agency Mortgages	36.0%
U.S. Treasury Obligation	24.1
Corporate Bonds	18.0
Securities Held as Collateral for Securities on Loan	17.4
Asset Backed Securities	8.9
Yankee Dollars	8.2
Collateralized Mortgage Obligations	6.6
Money Market	5.4
Municipal Bonds	1.0
Convertible Preferred Stock	0.1

Total Investment Securities	125.7
Net other assets (liabilities)	(25.7)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Asset Backed Securities (8.9%):
$2,991,825	American Homes 4 Rent LLC, Class A, Series 2014-SFR2, 3.79%, 10/17/36(a)	$3,052,446
2,635,000	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	2,663,819
2,360,000	AmeriCredit Automobile Receivables Trust, Class A3, Series 2013-5, 0.90%, 9/8/18	2,359,202
3,210,000	AmeriCredit Automobile Receivables Trust, Class A2A, Series 2014-4, 0.72%, 4/9/18	3,208,587
225,458	Auto ABS Compartiment, Class A, Series 2012-2, 2.80%, 4/27/25(a)	274,841
2,160,000	Cabela’s Master Credit Card Trust, Class A2, Series 2013-2A, 0.81%, 8/16/21(a)(b)	2,174,118
598,901	Capital Auto Receivables Asset Trust, Class A2, Series 2013-1, 0.62%, 7/20/16	598,988
2,560,000	Chrysler Capital Auto Receivables Trust, Class A3, Series 2013-BA, 0.85%, 5/15/18(a)	2,559,191
1,270,000	Chrysler Capital Auto Receivables Trust, Class B, Series 2013-BA, 1.78%, 6/17/19(a)	1,272,851
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,266,313
1,983,817	CNH Equipment Trust, Class A3, Series 2013-A, 0.69%, 6/15/18	1,983,444
1,920,000	Credit Acceptance Auto Loan Trust, Class A, Series 2013-1A, 1.21%, 10/15/20(a)	1,920,564
2,840,000	Credit Acceptance Auto Loan Trust, Class A, Series 2014-1A, 1.55%, 10/15/21(a)	2,834,400
3,190,000	Credit Acceptance Auto Loan Trust, Class A, Series 2014-2A, 1.88%, 3/15/22(a)	3,190,115
557,814	First Investors Auto Owner Trust, Class A2, Series 2013-1A, 0.90%, 10/15/18(a)	557,707
1,314,913	Ford Credit Auto Owner Trust, Class A3, Series 2013-A, 0.55%, 7/15/17	1,314,616
2,025,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2012-2, 1.92%, 1/15/19	2,047,232
1,595,000	Golden Credit Card Trust, Class A, Series 2013-1A, 0.40%, 2/15/18(a)(b)	1,594,455
3,290,000	Golden Credit Card Trust, Class A, Series 2014-1A, 0.48%, 3/15/19(a)(b)	3,287,681
2,190,000	GoldenTree Loan Opportunities VII, Ltd., Class A, Series 2013-7A, 1.38%, 4/25/25(a)(b)	2,148,075
2,340,000	Invitation Homes Trust, Class A, Series 2014-SFR2, 1.25%, 9/17/31(a)(b)	2,310,933
2,345,000	Invitation Homes Trust, Class A, Series 2014-SFR3, 1.35%, 12/17/31(a)(b)	2,331,927
2,140,000	Nextgear Floorplan Master Owner Trust, Class A, Series 2014-1A, 1.92%, 10/15/19(a)	2,135,236
1,830,000	Nissan Master Owner Trust Receivables, Class A, Series 2013-A, 0.45%, 2/15/18(b)	1,827,914
2,205,000	Nomad CLO, Ltd., Class A1, Series 2013-1A, 1.43%, 1/15/25(a)(b)	2,171,200
2,975,000	OneMain Financial Issuance Trust, Class A, Series 2014-2A, 2.47%, 9/18/24(a)	2,986,662
1,735,000	PFS Financing Corp., Class A, Series 2013-AA, 0.71%, 2/15/18(a)(b)	1,734,565
616,758	Prestige Auto Receivables Trust, Class A2, Series 2013-1A, 1.09%, 2/15/18(a)	617,534

Principal Amount		Fair Value
Asset Backed Securities, continued
$2,300,000	Prestige Auto Receivables Trust, Class C, Series 2014-1A, 2.39%, 5/15/20(a)	$2,290,982
2,000,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-5, 1.55%, 10/15/18	2,006,394
142,728	Santander Drive Auto Receivables Trust, Class C, Series 2011-3, 3.09%, 5/15/17	143,602
1,330,000	Santander Drive Auto Receivables Trust, Class B, Series 2012-5, 1.56%, 8/15/18	1,332,990
501,017	Santander Drive Auto Receivables Trust, Class B, Series 2012-3, 1.94%, 12/15/16	501,750
1,200,000	Santander Drive Auto Receivables Trust, Class C, Series 2012-6, 1.94%, 4/16/18	1,208,195
1,785,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-2, 1.33%, 3/15/18	1,788,734
1,900,000	Santander Drive Auto Receivables Trust, Class C, Series 2013-4, 3.25%, 1/15/20	1,956,669
2,468,946	Santander Drive Auto Receivables Trust, Class A3, Series 2013-A, 1.02%, 1/16/18(a)	2,472,491
2,075,000	Santander Drive Auto Receivables Trust, Class B, Series 2013-A, 1.89%, 10/15/19(a)	2,093,275
1,431,481	Santander Drive Auto Receivables Trust, Class R, Series 2014-S6, 1.43%, 12/16/19(a)	1,437,551
3,342,022	Silver Bay Realty 2014-1 Trust, Class A, Series 2014-1, 1.15%, 9/17/31(a)(b)	3,291,136
393,040	SLM Student Loan Trust, Class A2, Series 2004-B, 0.44%, 6/15/21(b)	390,276
2,217,540	SLM Student Loan Trust, Class A4, Series 2006-A, 0.43%, 12/15/23(b)	2,198,473
606,486	SLM Student Loan Trust, Class A1, Series 2012-A, 1.56%, 4/15/16(a)(b)	612,795
2,140,000	Sway Residential Trust, Class A, Series 2014-1, 1.46%, 1/17/20(a)(b)	2,133,859
1,115,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23	1,159,187

Total Asset Backed Securities (Cost $84,306,658)		84,442,975

Collateralized Mortgage Obligations (6.6%):
1,309,695	Banc of America Commercial Mortgage, Inc., Class A1A, Series 2007-3, 5.78%, 6/10/49(b)	1,411,833
146,865	Banc of America Large Loan, Class A4B, Series 2010-UB4, 4.94%, 12/20/41(a)(b)	146,880
50,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2005-PW10, 5.45%, 12/15/15(b)	51,618
1,777,756	Bear Stearns Commercial Mortgage Securities, Inc., Class A1A, Series 2006-PW14, 5.19%, 12/11/38	1,885,169
3,310,434	Bear Stearns Commercial Mortgage Securities, Inc., Class A1A, Series 2007-PW15, 5.32%, 2/11/44	3,533,007
625,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2007-PW16, 5.90%, 6/1/40(b)	681,198
2,540,000	BHMS Mortgage Trust, Class AFL, Series 2014-ATLS, 1.66%, 7/5/33(a)(b)	2,527,861
1,170,000	Citigroup Commercial Mortgage Trust, Class A, Series 2014-388G, 0.91%, 6/15/33(a)(b)	1,171,114

Continued

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$2,030,609	Commercial Mortgage Loan Trust, Class A1A, Series 2008-LS1, 6.24%, 12/10/49(b)	$2,217,398
590,000	Commercial Mortgage Pass-Through Certificates, Class AM, Series 2006-C8, 5.35%, 12/10/16	631,506
1,115,000	Commercial Mortgage Trust, Class A4, Series 2014-UBS3, 3.82%, 6/10/47	1,181,962
2,360,000	Commercial Mortgage Trust, Class A3, Series 2014-CR21, 3.53%, 12/10/47	2,448,744
428,000	Commercial Mortgage Trust, Class B, Series 2012-LTRT, 3.80%, 10/5/30(a)	414,154
1,901,684	Commercial Mortgage Trust, Class A, Series 2013-FL3, 1.68%, 10/13/28(a)(b)	1,906,034
1,510,000	Commercial Mortgage Trust, Class C, Series 2014-CR17, 4.90%, 5/10/47(b)	1,594,223
1,975,000	Commercial Mortgage Trust, Class A, Series 2014-TWC, 1.00%, 2/13/32(a)(b)	1,967,890
2,245,000	Commerical Mortgage Trust, Class B, Series 2014-FL5, 2.30%, 10/15/31(a)(b)	2,237,331
2,068,247	Connecticut Avenue Securities, Class 1M1, Series 2014-C04, 2.11%, 11/25/24(b)	2,070,407
855,000	Credit Suisse Commercial Mortgage Trust, Class AM, Series 2006-C5, 5.34%, 12/15/39	907,695
100,000	Credit Suisse Mortgage Capital Certificates, Class AM, Series 2006-C3, 6.00%, 6/15/16(b)	105,544
1,940	Credit Suisse Mortgage Capital Certificates, Class A2, Series 2007-C2, 5.45%, 1/15/49(b)	1,925
2,022,602	DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49(a)(b)	2,033,031
1,320,000	DBUBS Mortgage Trust, Class A2, Series 2011-LC1A, 4.53%, 7/1/19(a)	1,424,795
1,022,737	DBUBS Mortgage Trust, Class A1, Series 2011-LC1A, 3.74%, 6/10/17(a)	1,047,764
9,266,892	Government National Mortgage Association, Class XA, Series 2014-GC20, 1.38%, 4/10/47(b)	706,971
10,721,826	GS Mortgage Securities Trust, Class XA, Series 2013-GC10, 1.88%, 2/10/46(b)	1,040,307
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31(a)	1,127,600
1,065,000	GS Mortgage Securities Trust, Class B, Series 2014-GC22, 4.39%, 6/10/47	1,126,721
1,500,000	Hilton USA Trust, Class AFX, Series 2013-HLT, 2.66%, 11/5/30(a)	1,501,892
2,185,000	JPMBB Commercial Mortgage Securities Trust, Class A4, Series 2014-C22, 3.80%, 9/15/47	2,310,908
14,553	JPMorgan Chase Commercial Mortgage Securities Corp., Class A2, Series 2007-LD11, 5.96%, 6/15/49(b)	14,522
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.90%, 5/5/30(a)	627,168
11,423,526	JPMorgan Chase Commercial Mortgage Securities Corp., Class XA, Series 2013-LC11, 1.71%, 4/15/46(b)	981,327

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,082,674	Lanark Master Issuer plc, Class 1A, Series 2012-2A, 1.63%, 12/22/54(a)(b)	$1,092,306
1,200,000	LB Commercial Conduit Mortgage Trust, Class AM, Series 2007-C3, 6.10%, 7/15/44(b)	1,305,208
1,500,387	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 6.03%, 6/12/50(b)	1,598,243
1,229,668	ML-CFC Commercial Mortgage Trust, Class A1A, Series 2006-4, 5.17%, 12/12/49(b)	1,296,787
2,101,835	ML-CFC Commercial Mortgage Trust, Class A1A, Series 2006-3, 5.41%, 7/12/46(b)	2,228,983
1,395,000	Morgan Stanley BAML Trust, Class C, Series 2013-C13, 5.06%, 11/15/46(b)	1,477,569
1,196,234	Morgan Stanley Capital I Trust, Class A1A, Series 2007-IQ13, 5.31%, 3/15/44	1,271,069
2,715,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/29(a)	2,810,084
573,886	Morgan Stanley Re-REMIC Trust, Class B, Series 2011-IO, 0.02%, 3/23/51(a)	568,865
623,231	Morgan Stanley Re-REMIC Trust, Class A, Series 2012-XA, 2.00%, 7/28/49(a)	624,789
63,421	Morgan Stanley Re-REMIC Trust, Class AXB1, Series 2012-IO, 1.00%, 3/29/51(a)	63,358
1,010,000	Motel 6 Trust, Class B, Series 2012-MTL6, 2.74%, 10/5/25(a)	1,006,185
616,662	RBSCF Trust, Class WBTA, Series 2010-RR3, 6.14%, 4/16/17(a)(b)	642,496
403,058	STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44(a)	403,058
18,395,765	WF-RBS Commercial Mortgage Trust, Class XA, Series 2014-C20, 1.40%, 5/15/47(b)	1,401,279
1,545,000	WF-RBS Commercial Mortgate Trust, Class A5, Series 2014-LC14, 4.05%, 3/15/47(b)	1,662,843

Total Collateralized Mortgage Obligations (Cost $62,781,979)		62,489,621

Corporate Bonds (18.0%):
Aerospace & Defense (0.0%):
345,000	Boeing Co. (The), 2.85%, 10/30/24, Callable 7/30/24 @ 100	342,831

Aerospace/Defense (0.2%):
785,000	Precision Castparts Corp., 3.90%, 1/15/43, Callable 7/15/42 @ 100	789,551
390,000	United Technologies Corp., 3.10%, 6/1/22^	397,928
1,040,000	United Technologies Corp., 4.50%, 6/1/42	1,132,341

		2,319,820

Air Freight & Logistics (0.1%):
500,000	FedEx Corp., 3.88%, 8/1/42^	481,868

Banks (3.5%):
1,650,000	Bank of America Corp., 1.50%, 10/9/15	1,656,766
430,000	Bank of America Corp., Series 1, 3.75%, 7/12/16	445,376
1,245,000	Bank of America Corp., 6.50%, 8/1/16	1,341,271
820,000	Bank of America Corp., 5.63%, 10/14/16	878,126
1,315,000	Bank of America Corp., 0.49%, 10/14/16(b)	1,305,293
1,050,000	Bank of America Corp., Series L, 1.35%, 11/21/16	1,047,015

Continued

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$1,065,000	Bank of America Corp., 1.32%, 3/22/18, MTN(b)	$1,072,781
2,695,000	Bank of America Corp., 2.60%, 1/15/19	2,715,955
390,000	Bank of America Corp., 4.00%, 4/1/24	406,078
700,000	Bank of America Corp., 4.20%, 8/26/24	713,108
1,155,000	Bank of America Corp., 4.25%, 10/22/26, MTN^	1,152,407
1,260,000	Citigroup, Inc., 1.30%, 4/1/16	1,261,788
1,035,000	Citigroup, Inc., 1.03%, 4/1/16(b)	1,038,629
1,180,000	Citigroup, Inc., 2.50%, 7/29/19^	1,180,948
395,000	Fifth Third Bank, Series BKNT, 2.88%, 10/1/21, Callable 9/1/21 @ 100	394,960
1,630,000	HSBC USA, Inc., 3.50%, 6/23/24^	1,681,911
1,350,000	JPMorgan Chase & Co., Series G, 0.85%, 2/26/16(b)	1,352,673
730,000	JPMorgan Chase & Co., 2.00%, 8/15/17^	736,942
775,000	JPMorgan Chase & Co., 1.13%, 1/25/18^(b)	781,086
1,095,000	JPMorgan Chase & Co., 2.20%, 10/22/19^	1,085,558
2,205,000	JPMorgan Chase & Co., 3.63%, 5/13/24^	2,257,044
1,565,000	Wells Fargo & Co., 1.25%, 7/20/16	1,570,190
1,300,000	Wells Fargo & Co., 1.40%, 9/8/17^	1,298,944
1,170,000	Wells Fargo & Co., 0.86%, 4/23/18(b)	1,171,916
1,080,000	Wells Fargo & Co., 3.30%, 9/9/24, MTN^	1,086,758
1,040,000	Wells Fargo & Co., 4.10%, 6/3/26, MTN	1,062,939
360,000	Wells Fargo & Co., 5.38%, 11/2/43	409,577
580,000	Wells Fargo & Co., Series K, 7.98%, 3/29/49, Callable 3/15/18 @ 100(b)	640,175
435,000	Wells Fargo & Co., Series S, 5.90%, 12/31/49, Callable 6/15/24 @ 100(b)	438,263

		32,184,477

Beverages (0.1%):
460,000	Anheuser-Busch InBev NV Worldwide, Inc., 5.00%, 4/15/20^	514,313

Biotechnology (0.2%):
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	463,262
545,000	Amgen, Inc., 5.15%, 11/15/41, Callable 5/15/41 @ 100	614,297
395,000	Amgen, Inc., 5.38%, 5/15/43, Callable 11/15/42 @ 100^	458,888
310,000	Gilead Sciences, Inc., 3.50%, 2/1/25, Callable 11/1/24 @ 100	318,184

		1,854,631

Capital Markets (2.0%):
1,045,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	1,034,200
1,055,000	Ford Motor Credit Co. LLC, 8.13%, 1/15/20	1,306,785
370,000	General Electric Capital Corp., 4.38%, 9/16/20	405,237
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37, MTN^	723,901
905,000	Goldman Sachs Group, Inc. (The), 0.70%, 3/22/16(b)	902,982
1,175,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18, MTN	1,186,866

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$915,000	Goldman Sachs Group, Inc. (The), 1.43%, 4/30/18(b)	$925,736
932,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	956,120
192,000	Goldman Sachs Group, Inc. (The), 2.63%, 1/31/19^	193,172
3,000,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19^	2,989,045
190,000	Goldman Sachs Group, Inc. (The), 3.63%, 1/22/23	192,398
360,000	Goldman Sachs Group, Inc. (The), 4.80%, 7/8/44, Callable 1/8/44 @ 100	385,588
2,525,000	Morgan Stanley, 6.00%, 4/28/15, MTN	2,565,865
470,000	Morgan Stanley, 2.38%, 7/23/19^	468,267
870,000	Morgan Stanley, 3.75%, 2/25/23	892,464
290,000	Morgan Stanley, Series F, 3.88%, 4/29/24^	297,550
730,000	Morgan Stanley, 3.70%, 10/23/24^	739,943
320,000	Morgan Stanley, Series G, 4.35%, 9/8/26, MTN	321,912
1,740,000	State Street Capital Trust IV, 1.24%, 6/15/37, Callable 2/9/15 @ 100(b)	1,444,200
264,670	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	275,580

		18,207,811

Chemicals (0.2%):
233,000	Dow Chemical Co. (The), 4.25%, 10/1/34, Callable 4/1/34 @ 100^	228,840
555,000	Eastman Chemical Co., 2.40%, 6/1/17	563,664
410,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	412,327
690,000	Eastman Chemical Co., 3.80%, 3/15/25, Callable 12/15/24 @ 100	702,407
70,000	Eastman Chemical Co., 4.65%, 10/15/44, Callable 4/15/44 @ 100^	71,631

		1,978,869

Consumer Finance (0.5%):
1,135,000	American Express Credit Corp., 1.13%, 6/5/17^	1,131,427
975,000	Capital One Bank USA NA, Series BKNT, 1.15%, 11/21/16, Callable 10/21/16 @ 100	971,488
290,000	Capital One Bank USA NA, 1.30%, 6/5/17, Callable 5/5/17 @ 100	287,505
2,575,000	Capital One Bank USA NA, Series BKNT, 2.25%, 2/13/19, Callable 1/13/19 @ 100	2,556,352

		4,946,772

Diversified Financial Services (0.6%):
310,000	Bayer US Finance LLC, 3.38%, 10/8/24(a)	315,447
1,155,000	Caterpillar Financial Services Corp., 1.10%, 5/29/15, MTN^	1,158,662
795,000	Citigroup, Inc., 5.30%, 5/6/44^	871,057
1,090,000	Daimler Finance NA LLC, 1.88%, 1/11/18^(a)	1,093,788
1,090,000	General Electric Capital Corp., 0.95%, 4/2/18(b)	1,100,127
720,000	JPMorgan Chase & Co., 6.00%, 1/15/18	805,563

Continued

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	$136,469
130,000	JPMorgan Chase & Co., 3.25%, 9/23/22	130,757
515,000	JPMorgan Chase & Co., 3.88%, 9/10/24^	515,438

		6,127,308

Diversified Telecommunication Services (0.7%):
860,000	AT&T, Inc., 0.90%, 2/12/16	859,773
3,000,000	AT&T, Inc., 3.74%, 11/27/22, Callable 5/27/15 @ 70(a)(c)	2,270,569
550,000	Verizon Communications, Inc., 2.45%, 11/1/22, Callable 8/1/22 @ 100	516,043
1,195,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,319,558
780,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	775,305
925,000	Verizon Communications, Inc., 6.55%, 9/15/43	1,185,063

		6,926,311

Education Services (0.1%):
700,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	809,572

Electric Utilities (0.7%):
425,000	Alabama Power Co., 4.15%, 8/15/44, Callable 2/15/44 @ 100	446,196
430,000	Carolina Power & Light Co., 4.10%, 3/15/43, Callable 9/15/42 @ 100^	456,378
610,000	CenterPoint Energy Houston Electric LLC, 4.50%, 4/1/44, Callable 10/1/43 @ 100	680,842
355,000	DTE Electric Co., Series A, 4.00%, 4/1/43, Callable 10/1/42 @ 100^	366,242
445,000	Exelon Corp., 5.63%, 6/15/35	520,266
1,350,000	Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15	1,351,938
180,000	Oncor Electric Delivery Co. LLC, 7.00%, 9/1/22	227,997
635,000	Pacific Gas & Electric Co., 5.13%, 11/15/43, Callable 5/15/43 @ 100	727,372
250,000	Pacific Gas & Electric Co., 4.75%, 2/15/44, Callable 8/15/43 @ 100^	274,951
350,000	PPL Capital Funding, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100	389,527
220,000	Southern California Edison Co., Series 06-E, 5.55%, 1/15/37	273,861
185,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	243,742
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	34,769
200,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	202,857

		6,196,938

Electrical Equipment (0.3%):
840,000	Eaton Corp., 1.50%, 11/2/17^	835,134
255,000	Eaton Corp., 4.00%, 11/2/32	259,376
1,720,000	General Electric Co., 2.70%, 10/9/22	1,720,698

		2,815,208

Principal Amount		Fair Value
Corporate Bonds, continued
Electronic Equipment, Instruments & Components (0.0%):
$111,000	Agilent Technologies, Inc., 6.50%, 11/1/17	$123,207

Food Products (0.2%):
630,000	Kraft Foods Group, Inc., 2.25%, 6/5/17	640,392
1,425,000	Wm. Wrigley Jr. Co., 1.40%, 10/21/16(a)	1,426,153

		2,066,545

Health Care Equipment & Supplies (0.3%):
210,000	Baxter International, Inc., 3.20%, 6/15/23, Callable 3/15/23 @ 100	211,605
170,000	Becton, Dickinson & Co., 1.80%, 12/15/17^	170,627
125,000	Becton, Dickinson & Co., 2.68%, 12/15/19	126,644
180,000	Becton, Dickinson & Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	185,324
505,000	Becton, Dickinson & Co., 4.69%, 12/15/44, Callable 6/15/44 @ 100	543,865
270,000	CareFusion Corp., 3.88%, 5/15/24, Callable 2/15/24 @ 100	278,638
1,035,000	Medtronic, Inc., 3.50%, 3/15/25(a)	1,058,773
665,000	Medtronic, Inc., 4.63%, 3/15/45(a)	720,853

		3,296,329

Health Care Providers & Services (0.4%):
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	381,815
725,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	724,290
200,000	UnitedHealth Group, Inc., 3.88%, 10/15/20, Callable 7/15/20 @ 100	211,870
610,000	UnitedHealth Group, Inc., 2.88%, 12/15/21	616,941
410,000	UnitedHealth Group, Inc., 4.25%, 3/15/43, Callable 9/15/42 @ 100^	429,830
325,000	WellPoint, Inc., 3.30%, 1/15/23	324,683
600,000	WellPoint, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	604,351
300,000	WellPoint, Inc., 5.10%, 1/15/44	337,125

		3,630,905

Household Products (0.0%):
460,000	Procter & Gamble Co. (The), 1.90%, 11/1/19^	460,922

Independent Power and Renewable Electricity Producers (0.6%):
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	268,227
300,000	Columbus Southern Power Co., 6.05%, 5/1/18	338,998
65,000	Florida Power & Light Co., 5.95%, 2/1/38	86,396
845,000	Florida Power Corp., 6.40%, 6/15/38	1,168,324
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	49,779
450,000	MidAmerican Energy Holdings Co., 6.50%, 9/15/37	588,956
850,000	PacifiCorp, 5.65%, 7/15/18	960,242
395,000	PacifiCorp, 5.75%, 4/1/37	507,424
630,000	PacifiCorp, 4.10%, 2/1/42, Callable 8/1/41 @ 100	664,678
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	392,158
865,000	Public Service Electric & Gas Co., 2.38%, 5/15/23, Callable 2/15/23 @ 100^	831,876

		5,857,058

Continued

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Industrial Conglomerates (0.1%):
$495,000	3M Co., 3.88%, 6/15/44	$509,048

Insurance (1.0%):
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43^	430,621
125,000	American International Group, Inc., Series MP, 5.45%, 5/18/17, MTN	136,387
1,080,000	American International Group, Inc., 4.88%, 6/1/22	1,213,212
690,000	American International Group, Inc., 4.13%, 2/15/24	734,513
695,000	American International Group, Inc., 4.50%, 7/16/44, Callable 1/16/44 @ 100	734,275
405,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43^	429,352
410,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43^	420,465
555,000	Loews Corp., 4.13%, 5/15/43, Callable 11/15/42 @ 100	526,457
1,710,000	MetLife Institutional Funding II LLC, 1.63%, 4/2/15(a)	1,714,575
1,125,000	MetLife, Inc., 6.75%, 6/1/16	1,212,858
905,000	New York Life Global Funding, 1.65%, 5/15/17(a)	911,889
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	92,351
720,000	Prudential Financial, Inc., 3.50%, 5/15/24^	731,850

		9,288,805

IT Services (0.0%):
450,000	MasterCard, Inc., 3.38%, 4/1/24^	461,906

Life Sciences Tools & Services (0.0%):
280,000	Thermo Fisher Scientific, Inc., 5.30%, 2/1/44, Callable 8/1/43 @ 100^	321,579

Machinery (0.1%):
605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	595,184

Media (1.0%):
875,000	Comcast Corp., 4.20%, 8/15/34, Callable 2/15/34 @ 100^	914,940
200,000	Comcast Corp., 6.50%, 11/15/35	266,999
330,000	Comcast Corp., 6.45%, 3/15/37	439,039
935,000	Comcast Corp., 4.65%, 7/15/42	1,023,369
575,000	Cox Communications, Inc., 4.70%, 12/15/42(a)	574,491
575,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/1/16	589,998
730,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.20%, 3/15/20	807,197
190,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.80%, 3/15/22	193,300
150,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100^	156,946
185,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.95%, 1/15/25, Callable 10/15/24 @ 100	186,456

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$89,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	$91,969
111,000	Discovery Communications, Inc., 4.88%, 4/1/43	114,443
1,135,000	NBCUniversal Enterprise, Inc., 0.92%, 4/15/18(a)(b)	1,144,443
280,000	NBCUniversal Media LLC, 5.15%, 4/30/20	317,744
816,000	NBCUniversal Media LLC, 4.45%, 1/15/43^	864,644
525,000	Omnicom Group, Inc., 5.90%, 4/15/16	555,619
820,000	Scripps Networks Interactive, Inc., 2.70%, 12/15/16	842,226
385,000	Viacom, Inc., 2.75%, 12/15/19, Callable 11/11/19 @ 100^	385,763

		9,469,586

Metals & Mining (0.3%):
870,000	Freeport-McMoRan, Inc., 4.00%, 11/14/21^	861,998
1,505,000	Freeport-McMoRan, Inc., 3.88%, 3/15/23, Callable 12/15/22 @ 100	1,418,968
675,000	Freeport-McMoRan, Inc., 4.55%, 11/14/24, Callable 8/14/24 @ 100^	655,444
340,000	Freeport-McMoRan, Inc., 5.40%, 11/14/34, Callable 5/14/34 @ 100^	331,468

		3,267,878

Multiline Retail (0.1%):
640,000	Target Corp., 3.50%, 7/1/24^	664,431
390,000	Target Corp., 4.00%, 7/1/42^	396,172

		1,060,603

Multi-Utilities (0.2%):
155,000	CenterPoint Energy Resources Corp., 6.25%, 2/1/37	196,588
900,000	DTE Energy Co., Series F, 3.85%, 12/1/23, Callable 9/1/23 @ 100	945,427
505,000	Duke Energy Carolinas LLC, 6.10%, 6/1/37	656,879
470,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	475,381

		2,274,275

Oil, Gas & Consumable Fuels (1.8%):
2,025,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	2,251,398
435,000	Anadarko Petroleum Corp., 3.45%, 7/15/24, Callable 4/15/24 @ 100^	424,664
225,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	218,357
270,000	Chevron Corp., 2.19%, 11/15/19^	270,999
175,000	ConocoPhillips Co., 3.35%, 11/15/24, Callable 8/15/24 @ 100^	176,811
220,000	ConocoPhillips Co., 4.30%, 11/15/44, Callable 5/15/44 @ 100	230,139
225,000	Continental Resources, Inc., 4.90%, 6/1/44, Callable 12/1/43 @ 100	194,999
216,000	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	244,248
220,000	El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/1/24, Callable 2/1/24 @ 100	220,426

Continued

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,390,000	Energy Transfer Partners LP, 6.50%, 2/1/42, Callable 8/1/41 @ 100	$1,597,737
500,000	Enterprise Products Operating LLC, 3.90%, 2/15/24, Callable 11/15/23 @ 100	509,244
370,000	Enterprise Products Operating LLC, 3.75%, 2/15/25, Callable 11/15/24 @ 100	371,409
200,000	Enterprise Products Operating LLC, 4.85%, 8/15/42, Callable 2/15/42 @ 100^	207,833
220,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	236,542
1,415,000	Enterprise Products Operating LLC, Series A, 8.38%, 8/1/66, Callable 8/1/16 @ 100	1,519,356
530,000	EOG Resources, Inc., 2.45%, 4/1/20, Callable 3/1/20 @ 100	527,251
165,000	Kinder Morgan Energy Partners LP, 3.95%, 9/1/22, Callable 6/1/22 @ 100	163,608
60,000	Kinder Morgan Energy Partners LP, 3.50%, 9/1/23, Callable 6/1/23 @ 100^	56,961
220,000	Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	219,437
454,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	461,509
2,435,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 5/15/24 @ 100^	2,439,988
685,000	Kinder Morgan, Inc., 4.30%, 6/1/25, Callable 3/1/25 @ 100^	685,319
375,000	Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100^	354,152
515,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	523,007
1,045,000	Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100^	1,071,123
335,000	Plains All American Pipeline LP, 4.90%, 2/15/45, Callable 8/15/44 @ 100	340,443
480,000	Williams Partners LP, 4.00%, 11/15/21^	481,175
1,140,000	Williams Partners LP, 3.90%, 1/15/25, Callable 10/15/24 @ 100^	1,095,627

		17,093,762

Paper & Forest Products (0.1%):
400,000	Georgia-Pacific LLC, 7.70%, 6/15/15	411,589
67,000	International Paper Co., 3.65%, 6/15/24, Callable 3/15/24 @ 100^	66,952
191,000	International Paper Co., 4.80%, 6/15/44, Callable 12/15/43 @ 100^	195,050

		673,591

Pharmaceuticals (0.7%):
795,000	Abbvie, Inc., 2.00%, 11/6/18^	792,333
535,000	Abbvie, Inc., 4.40%, 11/6/42	551,943
400,000	Bristol-Myers Squibb Co., 4.50%, 3/1/44, Callable 9/1/43 @ 100	437,116
1,020,000	Merck & Co., Inc., 0.59%, 5/18/18^(b)	1,021,720
265,000	Mylan, Inc., 5.40%, 11/29/43, Callable 5/29/43 @ 100	294,102
390,000	Novartis Capital Corp., 4.40%, 5/6/44	437,050

Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals, continued
$710,000	Pfizer, Inc., 3.40%, 5/15/24^	$738,668
400,000	Roche Holding, Inc., 4.00%, 11/28/44^(a)	419,866
995,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	991,143
1,174,000	Watson Pharmaceuticals, Inc., 3.25%, 10/1/22, Callable 7/1/22 @ 100	1,143,030

		6,826,971

Property & Casualty Insurance (0.0%):
325,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	328,412

Real Estate Investment Trusts (REITs) (0.7%):
1,670,000	ARC Properties Operating Partnership LP, 4.60%, 2/6/24, Callable 11/6/23 @ 100	1,540,646
835,000	Boston Properties LP, 3.85%, 2/1/23, Callable 11/1/22 @ 100	866,794
380,000	ERP Operating LP, 4.50%, 7/1/44, Callable 1/1/44 @ 100	396,033
1,225,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	1,244,376
620,000	Simon Property Group LP, 3.75%, 2/1/24, Callable 11/1/23 @ 100^	651,197
955,000	Simon Property Group LP, 4.25%, 10/1/44^	988,225
485,000	UDR, Inc., 3.75%, 7/1/24, Callable 4/1/24 @ 100	488,262

		6,175,533

Road & Rail (0.2%):
370,000	Burlington North Santa Fe LLC, 4.45%, 3/15/43, Callable 9/15/42 @ 100	386,556
445,000	Burlington North Santa Fe LLC, 4.90%, 4/1/44, Callable 10/1/43 @ 100	500,331
240,000	Union Pacific Corp., 4.85%, 6/15/44, Callable 12/15/43 @ 100^	275,437
505,000	Union Pacific Railroad Co., Series 14-1, 3.23%, 5/14/26	507,613

		1,669,937

Software (0.3%):
1,401,000	Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	1,431,923
1,040,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	1,113,499

		2,545,422

Specialty Retail (0.2%):
215,000	Home Depot, Inc., 4.40%, 3/15/45, Callable 9/15/44 @ 100	234,977
465,000	Lowe’s Cos., Inc., 4.65%, 4/15/42, Callable 10/15/41 @ 100	517,186
510,000	Lowe’s Cos., Inc., 5.00%, 9/15/43, Callable 3/15/43 @ 100	596,631
815,000	Penske Truck Leasing Co. LP, 3.13%, 5/11/15(a)	821,600

		2,170,394

Technology Hardware, Storage & Peripherals (0.1%):
860,000	Apple, Inc., 2.85%, 5/6/21	879,745
410,000	Apple, Inc., 3.45%, 5/6/24	429,378

		1,309,123

Continued

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco (0.2%):
$680,000	Altria Group, Inc., 5.38%, 1/31/44^	$774,055
155,000	Philip Morris International, Inc., 4.50%, 3/20/42	163,643
20,000	Philip Morris International, Inc., 3.88%, 8/21/42	18,988
370,000	Philip Morris International, Inc., 4.13%, 3/4/43	362,695
425,000	Philip Morris International, Inc., 4.88%, 11/15/43	473,803
442,000	Reynolds American, Inc., 6.15%, 9/15/43^	512,575

		2,305,759

Trading Companies & Distributors (0.1%):
825,000	GATX Corp., 2.50%, 7/30/19	818,775

Wireless Telecommunication Services (0.1%):
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	614,523

Total Corporate Bonds (Cost $166,988,271)		170,922,761

Convertible Preferred Stock(0.1%):
Banks (0.1%):
38,500	Wells Fargo & Co., Callable 9/15/23 @ 25	987,525

Total Convertible Preferred Stock (Cost $986,755)		987,525

Yankee Dollars (8.2%):
Banks (3.5%):
1,965,000	Asian Development Bank, Series G, 0.75%, 1/11/17	1,963,219
1,045,000	Barclays Bank plc, 2.75%, 11/8/19^	1,038,615
210,000	Barclays Bank plc, 5.14%, 10/14/20^	225,853
2,235,000	Barclays Bank plc, 3.75%, 5/15/24	2,303,729
675,000	BPCE SA, 5.70%, 10/22/23^(a)	724,793
430,000	BPCE SA, 4.50%, 3/15/25(a)	420,165
790,000	Caixa Economica Federal, 2.38%, 11/6/17(a)	745,563
920,000	Credit Agricole SA, 3.88%, 4/15/24(a)	950,555
710,000	HSBC Holdings plc, 5.25%, 3/14/44^	795,310
1,115,000	ING Bank NV, 3.75%, 3/7/17(a)	1,166,850
314,000	ING Bank NV, 5.80%, 9/25/23(a)	348,314
1,914,000	KFW, 0.50%, 7/15/16	1,911,397
1,465,000	Kommunalbanken AS, 0.25%, 1/26/15(a)(b)	1,465,041
1,856,000	Kommunalbanken AS, 0.36%, 10/31/16(a)(b)	1,857,514
1,110,000	National Bank of Canada, 1.50%, 6/26/15	1,113,953
805,000	Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, Series G, 1.50%, 2/12/18(a)	805,657
1,740,000	Nederlandse Waterschapsbank NV, Series E, 3.00%, 3/17/15(a)	1,749,025
1,185,000	Nordea Bank AB, 2.38%, 4/4/19(a)	1,195,453
555,000	Nordea Eiendomskreditt AS, 2.13%, 9/22/16^(a)	565,141
2,610,000	Oesterreichische Kontrollbank AG, Series G, 1.13%, 7/6/15	2,619,566
386,000	Oriental Republic of Uruguay, 4.50%, 8/14/24^	405,300
2,005,000	Royal Bank of Canada, 1.13%, 7/22/16	2,013,676
2,670,000	Royal Bank of Canada, 2.20%, 9/23/19	2,689,544
710,000	Royal Bank of Scotland Group plc, 1.88%, 3/31/17	709,438

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$674,000	Societe Generale SA, 5.00%, 1/17/24(a)	$677,694
1,490,000	Westpac Banking Corp., 2.45%, 11/28/16^(a)	1,527,190

		31,988,555

Capital Markets (0.1%):
1,355,000	Credit Suisse Guernsey, Ltd., 2.60%, 5/27/16(a)	1,387,340

Chemicals (0.0%):
275,000	Agrium, Inc., 5.25%, 1/15/45, Callable 7/15/44 @ 100	297,032

Diversified Financial Services (0.3%):
2,190,000	CDP Financial, Inc., 4.40%, 11/25/19(a)	2,411,466

Energy Equipment & Services (0.1%):
600,000	Schlumberger Investment SA, 3.30%, 9/14/21, Callable 6/14/21 @ 100(a)	615,811

Government (0.1%):
689,000	Province of Manitoba Canada, 3.05%, 5/14/24	714,067

Hotels, Restaurants & Leisure (0.2%):
1,595,000	Carnival Corp., 1.20%, 2/5/16	1,594,073

Insurance (0.0%):
250,000	AIA Group, Ltd., 4.88%, 3/11/44^(a)	283,113
185,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100^	192,117
310,000	Manulife Financial Corp., 3.40%, 9/17/15	315,582

		790,812

Internet & Catalog Retail (0.1%):
885,000	Alibaba Group Holding, Ltd., 2.50%, 11/28/19, Callable 10/28/19 @ 100(a)	873,068

Machinery (0.1%):
580,000	Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24, Callable 8/1/24 @ 100	576,464

Media (0.0%):
370,000	British Sky Broadcasting Group plc, 3.75%, 9/16/24(a)	372,266

Metals & Mining (0.1%):
385,000	BHP Billiton Finance USA, Ltd., 5.00%, 9/30/43	436,406
848,000	Rio Tinto Finance (USA) plc, 4.13%, 8/21/42, Callable 2/21/42 @ 100^	823,367

		1,259,773

Multi-National (0.8%):
1,885,000	African Development Bank, 0.75%, 10/18/16	1,885,285
1,640,000	FMS Wertmanagement, 0.63%, 4/18/16	1,640,489
1,415,000	FMS Wertmanagement, 1.13%, 9/5/17	1,414,181
2,790,000	FMS Wertmanagement, 1.63%, 11/20/18	2,795,027

		7,734,982

Oil, Gas & Consumable Fuels (1.2%):
945,000	BP Capital Markets plc, 0.74%, 5/10/18(b)	934,786
575,000	BP Capital Markets plc, 4.74%, 3/11/21	625,893
575,000	BP Capital Markets plc, 2.75%, 5/10/23	537,697
555,000	Ecopetrol SA, 4.13%, 1/16/25	527,250

Continued

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$525,000	Ensco plc, 4.50%, 10/1/24, Callable 7/1/24 @ 100^	$510,288
774,000	Petrobras Global Finance BV, 6.25%, 3/17/24^	736,492
1,080,000	Petrobras International Finance Co., 3.88%, 1/27/16	1,059,803
50,000	Petroleos Mexicanos, 8.00%, 5/3/19	59,125
107,000	Petroleos Mexicanos, 6.00%, 3/5/20	120,108
2,923,000	Petroleos Mexicanos, 4.88%, 1/24/22	3,061,579
270,000	Petroleos Mexicanos, 4.88%, 1/18/24	280,530
295,000	Shell International Finance BV, 4.55%, 8/12/43	322,721
800,000	Statoil ASA, 2.45%, 1/17/23	763,067
1,100,000	Statoil ASA, 3.70%, 3/1/24	1,138,869
175,000	Transocean, Inc., 3.80%, 10/15/22, Callable 7/15/22 @ 100^	141,807

		10,820,015

Personal Products (0.2%):
690,000	GlaxoSmithKline Capital plc, 2.85%, 5/8/22	690,037
670,000	Takeda Pharmaceutical Co., Ltd., 1.63%, 3/17/17(a)	672,075

		1,362,112

Pharmaceuticals (0.1%):
1,115,000	Actavis Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	1,120,696
445,000	Actavis Funding SCS, 4.85%, 6/15/44, Callable 12/15/43 @ 100	451,558

		1,572,254

Sovereign Bonds (1.1%):
620,000	Canada Government, 1.63%, 2/27/19	621,897
1,349,000	Federal Republic of Brazil, 4.88%, 1/22/21^	1,433,313
1,070,000	Federal Republic of Brazil, 2.63%, 1/5/23	973,700
2,811,000	Federal Republic of Brazil, 4.25%, 1/7/25^	2,810,999
1,270,000	Republic of Colombia, 4.00%, 2/26/24	1,298,575
430,000	Republic of South Africa, 5.38%, 7/24/44	454,188
262,000	United Mexican States, 3.50%, 1/21/21	267,502
1,826,000	United Mexican States, 3.63%, 3/15/22^	1,865,258
562,000	United Mexican States, 4.00%, 10/2/23	583,075
1,519,000	United Mexican States, 3.60%, 1/30/25	1,513,684

		11,822,191

Wireless Telecommunication Services (0.2%):
1,296,000	Vodafone Group plc, 2.95%, 2/19/23^	1,249,187
74,000	Vodafone Group plc, 6.15%, 2/27/37	89,291
555,000	Vodafone Group plc, 4.38%, 2/19/43	540,896

		1,879,374

Total Yankee Dollars (Cost $77,568,042)		78,071,655

Municipal Bonds (1.0%):
California (0.1%):
700,000	California State, GO, 5.00%, 9/1/42, Callable 9/1/22 @ 100	796,607
360,000	California State Health Facilities Financing Authority Revenue, Series A, 5.00%, 8/15/52, Callable 8/15/23 @ 100	402,379

		1,198,986

Principal Amount		Fair Value
Municipal Bonds, continued
Illinois (0.2%):
1,320,000	Illinois State, GO, 5.50%, 7/1/24, Callable 7/1/23 @ 100	1,529,180

Nevada (0.1%):
1,100,000	Las Vegas Valley Nevada Water District, GO, 5.00%, 6/1/39, Callable 12/1/24 @ 100	1,268,894

Massachusetts (0.1%):
450,000	Massachusetts State School Building Authority Sales Tax Revenue, Series B, 5.00%, 10/15/41, Callable 10/15/21 @ 100	512,177

Missouri (0.1%):
460,000	Metropolitan Saint Louis Sewer District West Water System Revenue, Series A, 5.00%, 5/1/42, Callable 5/1/22 @ 100	523,600

New Jersey (0.2%):
2,005,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Callable 6/15/23 @ 100	2,204,677
420,000	New Jersey State Health Care Facilities Financing Authority Revenue, 5.00%, 7/1/44	470,119

		2,674,796

New York (0.2%):
895,000	New York State Urban Development Corp. Revenue, Series E, 5.00%, 3/15/24, Callable 3/15/23 @ 100	1,081,885
670,000	New York City Municipal Finance Authority Water & Sewer System Revenue, Series EE, 5.00%, 6/15/47, Callable 6/15/23 @ 100	753,308

		1,835,193

Total Municipal Bonds (Cost $9,173,394)		9,542,826

U.S. Government Agency Mortgages (36.0%):
Federal Farm Credit Bank (0.2%)
2,120,000	2.35%, 4/24/23, Callable 1/15/15 @ 100	2,088,713

Federal Home Loan Mortgage Corporation (4.6%)
1,299,000	1.00%, 9/27/17	1,295,148
1,135,327	Class BW, Series 3738, 3.50%, 10/15/28	1,179,183
591,000	4.47%, 9/15/29(c)	365,866
1,694,000	4.65%, 12/17/29(c)	1,042,559
197,000	4.74%, 3/15/31(c)	117,017
190,000	6.75%, 3/15/31	285,651
160,592	5.00%, 7/1/35, Pool #G01840	177,901
213,025	5.00%, 7/1/35, Pool #G01838	235,972
490,824	6.00%, 4/1/39, Pool #G07613	558,805
92,302	4.00%, 10/1/40, Pool #A95923	99,356
94,649	4.00%, 11/1/40, Pool #A94779	101,874
95,406	4.00%, 11/1/40, Pool #A95144	102,700
90,260	4.00%, 11/1/40, Pool #A94977	97,156
139,197	3.13%, 3/1/41, Pool #1B8062(b)	145,638
1,951,766	5.50%, 6/1/41, Pool #G07553	2,181,885
180,120	4.00%, 10/1/41, Pool #Q04022	193,859
87,937	4.00%, 10/1/41, Pool #Q03841	94,591
347,693	5.00%, 10/1/41, Pool #G07642	384,712
1,586,307	Class BU, Series 4150, 4.00%, 2/15/42	1,679,780
543,485	3.50%, 4/1/42, Pool #C03811	567,842

Continued

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$367,386	3.50%, 4/1/42, Pool #C03805	$383,419
296,865	2.03%, 7/1/42, Pool #2B0646(b)	306,836
98,765	3.50%, 8/1/42, Pool #Q10031	103,098
583,304	3.50%, 11/1/42, Pool #Q12841	607,606
562,483	3.00%, 1/1/43, Pool #Q14866	569,351
97,142	3.50%, 2/1/43, Pool #Q15442	101,633
655,087	3.00%, 3/1/43, Pool #Q16567	663,015
373,038	3.00%, 3/1/43, Pool #Q16403	377,625
545,769	3.00%, 3/1/43, Pool #Q16673	552,314
179,926	3.00%, 4/1/43, Pool #Q17095	182,238
1,026,750	3.50%, 7/1/43, Pool #Q20262	1,071,637
377,807	3.50%, 7/1/43, Pool #Q20206	394,791
3,727,697	3.00%, 7/1/43, Pool #V80169	3,771,412
378,096	3.50%, 7/1/43, Pool #Q20021	395,624
854,640	3.50%, 8/1/43, Pool #V80355	894,175
2,050,779	3.00%, 8/1/43, Pool #G07550	2,075,582
168,519	4.00%, 9/1/43, Pool #Q21579	181,643
740,096	3.50%, 12/1/43, Pool #G07591	772,401
48,970	3.50%, 1/1/44, Pool #Q24368	51,175
700,000	5.50%, 1/15/44	781,977
1,100,000	3.50%, 1/15/44	1,143,742
4,800,000	4.50%, 1/15/44	5,202,563
200,000	5.00%, 1/15/44	220,695
37,441	3.50%, 4/1/44, Pool #Q25812	39,128
34,160	3.50%, 5/1/44, Pool #Q26452	35,699
54,421	3.50%, 5/1/44, Pool #Q26218	56,923
23,800	3.50%, 5/1/44, Pool #Q25988	24,865
98,021	3.50%, 5/1/44, Pool #Q26362	102,421
47,875	3.50%, 6/1/44, Pool #Q26707	50,029
196,041	3.50%, 7/1/44, Pool #Q27230	204,626
41,768	3.50%, 7/1/44, Pool #Q27319	43,701
196,480	3.50%, 7/1/44, Pool #Q27351	205,082
1,061,586	4.00%, 8/1/44, Pool #G07786	1,144,075
197,216	3.50%, 8/1/44, Pool #Q27843	206,100
88,878	3.50%, 9/1/44, Pool #Q28604	92,993
195,123	3.50%, 9/1/44, Pool #Q28605	203,885
199,137	3.50%, 9/1/44, Pool #Q28268	207,864
9,100,000	4.00%, 1/15/45	9,700,031

		44,029,469

Federal National Mortgage Association (18.3%)
192,718	4.00%, 7/1/19, Pool #AE0968	204,180
24,089	Class NT, Series 2009-70, 4.00%, 8/25/19	24,950
388,204	4.00%, 7/1/24, Pool #AL1938	414,769
436,856	5.50%, 7/1/25, Pool #AE0096	488,161
3,385,115	3.50%, 12/1/25, Pool# AH1359	3,598,979
505,474	4.00%, 9/1/26, Pool #AL2683	541,396
5,142,717	4.00%, 5/1/27, Pool# AL5956	5,484,623
6,040,863	2.50%, 5/1/28, Pool #310125	6,163,363
2,982,911	3.50%, 9/1/28, Pool #AL4245	3,171,679
926,631	3.50%, 10/1/28, Pool #AV0198	985,145
1,187,619	3.50%, 11/1/28, Pool #AV1360	1,262,502
844,390	Class CD, Series 2011-56, 3.50%, 1/25/29	871,023
4,900,000	2.50%, 1/25/29	4,988,813
829,481	3.50%, 2/1/29, Pool #AL4922	881,852
965,852	3.00%, 4/1/29, Pool #AW0937	1,007,359

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$677,441	3.00%, 5/1/29, Pool #AW2544	$707,166
1,255,813	3.00%, 6/1/29, Pool #AS2676	1,309,908
874,225	3.00%, 9/1/29, Pool #AS3220	911,954
614,885	3.50%, 9/1/29, Pool #AX0105	653,957
4,000,000	3.50%, 12/1/29, Pool# AL6161	4,230,849
2,605,000	5.67%, 1/15/30(c)	1,593,880
1,700,000	2.00%, 1/25/30	1,693,095
100,000	4.50%, 1/25/30	105,070
6,200,000	3.00%, 1/25/30	6,444,367
1,100,000	5.00%, 1/25/30	1,159,159
1,200,000	5.50%, 1/25/30	1,267,687
3,901,000	5.20%, 5/15/30(c)	2,372,245
382,955	5.50%, 1/1/33, Pool #676661	431,720
381,648	5.00%, 2/1/33, Pool #AB0107	423,019
256,418	5.50%, 5/1/33, Pool #555424	289,038
2,012,115	5.00%, 9/1/33, Pool #741878	2,228,875
175,078	5.00%, 7/1/34, Pool #725589	193,868
1,580,239	5.00%, 2/1/35, Pool #AB0117	1,753,488
2,838,363	5.00%, 2/1/35, Pool #931574	3,143,356
2,524,394	5.00%, 2/1/35, Pool #AB0112	2,795,924
598,199	5.50%, 2/1/35, Pool #735989	674,041
94,443	5.00%, 2/1/35, Pool #AB0108	104,575
49,265	6.00%, 4/1/35, Pool #735504	56,317
2,600,773	5.00%, 4/1/36, Pool #AB0111	2,880,401
1,390,395	5.50%, 9/1/36, Pool #995113	1,563,686
124,886	5.50%, 2/1/38, Pool #961545	139,551
50,529	6.00%, 3/1/38, Pool #889529	58,062
157,470	6.00%, 5/1/38, Pool #889466	181,039
374,875	5.50%, 5/1/38, Pool #889692	418,896
274,095	5.50%, 5/1/38, Pool #889441	306,282
262,532	5.50%, 6/1/38, Pool #995018	293,361
72,304	5.50%, 9/1/38, Pool #889995	80,795
177,243	6.00%, 10/1/38, Pool #889983	201,117
188,146	5.50%, 10/1/39, Pool #AD0362	211,517
182,839	5.50%, 12/1/39, Pool #AD0571	206,119
1,149,728	6.00%, 4/1/40, Pool #AL4141	1,303,739
231,203	6.50%, 5/1/40, Pool #AL1704	263,300
571,493	4.50%, 7/1/40, Pool #AD7127	620,661
1,589,891	4.50%, 8/1/40, Pool #AD8036	1,727,532
126,442	6.00%, 9/1/40, Pool #AE0823	143,460
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,888,048
537,643	4.00%, 1/1/41, Pool #AE0835	579,794
169,559	2.90%, 2/1/41, Pool #AH6958(b)	179,014
1,600,328	5.00%, 4/1/41, Pool #AH6283	1,774,447
2,087,810	5.00%, 4/1/41, Pool #AH6176	2,314,285
254,952	6.00%, 6/1/41, Pool #AL4142	289,411
327,124	3.24%, 7/1/41, Pool #AL0533(b)	349,751
178,523	4.00%, 12/1/41, Pool #AJ4188	192,592
2,369,714	5.00%, 1/1/42, Pool #AX5297	2,626,706
97,107	3.50%, 1/1/42, Pool #AK2073	101,680
49,101	3.50%, 5/1/42, Pool #AO3128	51,363
171,006	4.00%, 5/1/42, Pool #AT6144	184,777
45,019	3.50%, 5/1/42, Pool #AO3360	47,095
83,241	3.50%, 6/1/42, Pool #AL2168	87,186
82,196	3.50%, 6/1/42, Pool #AO3107	86,075

Continued

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$365,581	2.02%, 7/1/42, Pool #AP0006(b)	$379,538
107,202	2.29%, 7/1/42, Pool #AO6482(b)	111,000
80,116	3.50%, 7/1/42, Pool #AO8011	83,814
2,404,272	4.00%, 7/1/42, Pool #AL4244	2,597,875
3,884,112	4.50%, 7/1/42, Pool #AL6003	4,215,054
97,411	3.50%, 10/1/42, Pool #AQ0393	102,163
337,108	4.00%, 11/1/42, Pool #AL5227	363,625
321,770	3.00%, 12/1/42, Pool #AB7425	326,150
384,138	3.00%, 12/1/42, Pool #AB7271	389,384
964,818	3.00%, 1/1/43, Pool #AB7497	977,863
975,644	3.00%, 1/1/43, Pool #AB7458	988,969
662,335	3.00%, 1/1/43, Pool #AB7755	671,361
1,048,748	3.00%, 1/1/43, Pool #AB7567	1,063,050
1,341,982	3.00%, 2/1/43, Pool #AL3162	1,361,117
362,425	3.00%, 2/1/43, Pool #AB8558	367,591
364,672	3.00%, 2/1/43, Pool #AB7762	369,887
482,846	3.50%, 2/1/43, Pool #AL2935	505,650
711,833	3.00%, 3/1/43, Pool #AR9194	721,998
263,529	4.00%, 3/1/43, Pool #AL3377	284,400
665,511	3.00%, 3/1/43, Pool #AB8701	674,600
260,549	3.00%, 3/1/43, Pool #AR9218	264,000
85,800	3.00%, 3/1/43, Pool #AB8712	86,964
235,148	3.00%, 3/1/43, Pool #AB8830	238,351
183,329	3.00%, 3/1/43, Pool #AR7576	185,834
147,126	3.00%, 3/1/43, Pool #AR7568	149,034
279,562	3.00%, 4/1/43, Pool #AR8630	283,228
622,884	3.00%, 4/1/43, Pool #AB9016	631,377
115,207	3.00%, 4/1/43, Pool #AT2037	116,727
186,774	3.00%, 4/1/43, Pool #AB8923	189,220
178,157	3.00%, 4/1/43, Pool #AB8924	180,591
186,583	3.00%, 4/1/43, Pool #AT2043	189,136
87,596	3.00%, 4/1/43, Pool #AB9033	88,792
342,501	3.00%, 4/1/43, Pool #AT2040	347,043
714,967	3.00%, 5/1/43, Pool #AT2719	725,168
322,825	3.00%, 5/1/43, Pool #AB9462	327,643
2,615,223	3.00%, 5/1/43, Pool #AT5974	2,652,494
266,211	3.00%, 5/1/43, Pool #AT6654	270,012
272,882	3.00%, 5/1/43, Pool #AL3759	276,776
1,108,521	4.00%, 5/1/43, Pool #AL3692	1,195,921
447,943	3.00%, 5/1/43, Pool #AB9173	454,341
382,214	3.00%, 6/1/43, Pool #AB9662	387,912
24,301	3.00%, 6/1/43, Pool #AB9564	24,662
124,941	3.00%, 6/1/43, Pool #AT7676	126,719
486,361	3.50%, 6/1/43, Pool #AR8582	508,834
24,157	4.00%, 7/1/43, Pool #AU0878	26,066
1,545,652	3.50%, 7/1/43, Pool #AU1633	1,619,194
991,798	3.50%, 7/1/43, Pool #AT7940	1,040,148
346,030	3.50%, 7/1/43, Pool #AT8464	362,485
2,825,644	3.50%, 7/1/43, Pool #AL4014	2,959,789
319,255	3.50%, 7/1/43, Pool #AT4327	334,869
2,742,456	3.50%, 7/1/43, Pool #AL4009	2,876,373
820,202	3.50%, 7/1/43, Pool #AL4010	858,882
814,695	4.00%, 8/1/43, Pool #AL5096	878,628
2,751,930	4.50%, 8/1/43, Pool #AL5097	2,988,360
187,335	3.50%, 8/1/43, Pool #AU0613	196,169

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$92,580	3.50%, 8/1/43, Pool #AU3270	$96,960
22,583	3.50%, 8/1/43, Pool #AT7333	23,652
187,139	3.50%, 8/1/43, Pool #AU0570	195,973
22,295	3.50%, 8/1/43, Pool #AU3032	23,350
920,642	3.50%, 8/1/43, Pool #AS0209	964,137
94,690	3.50%, 8/1/43, Pool #AU3267	99,298
35,906	3.50%, 9/1/43, Pool #AT7267	37,616
40,308	3.50%, 10/1/43, Pool #AU7247	42,278
1,819,809	4.00%, 11/1/43, Pool #890567	1,965,793
313,584	4.00%, 12/1/43, Pool #AS1200	338,368
943,221	3.50%, 12/1/43, Pool #AL4682	989,285
175,413	3.50%, 1/1/44, Pool #AS1539	183,760
2,677,409	2.91%, 1/1/44, Pool #AV7743(b)	2,765,231
166,442	3.50%, 1/1/44, Pool #AS1703	174,319
108,312	3.50%, 1/1/44, Pool #AS1453	113,577
380,405	4.00%, 1/1/44, Pool #AV2356	411,147
92,914	4.00%, 1/1/44, Pool #AS1460	100,321
4,852,156	4.00%, 1/1/44, Pool #AL4685	5,234,671
600,000	5.50%, 1/25/44	671,156
2,300,000	6.00%, 1/25/44	2,608,254
1,200,000	2.50%, 1/25/44	1,172,156
10,400,000	4.50%, 1/25/44	11,288,876
335,411	4.00%, 2/1/44, Pool #AL4915	362,425
846,248	4.00%, 2/1/44, Pool #AL4840	914,606
1,040,453	4.00%, 2/1/44, Pool #AS1773	1,124,458
325,047	4.00%, 5/1/44, Pool #AS2316	350,721
42,612	4.00%, 5/1/44, Pool #AV8073	45,975
118,403	4.00%, 5/1/44, Pool #AW1006	127,736
47,481	3.50%, 6/1/44, Pool #AW6405	49,742
23,087	3.50%, 6/1/44, Pool #AS2591	24,180
34,679	3.50%, 6/1/44, Pool #AV8080	36,331
63,928	4.00%, 7/1/44, Pool #AV8811	68,973
24,809	4.00%, 7/1/44, Pool #AX0365	26,769
52,341	3.50%, 7/1/44, Pool #AW9544	54,834
36,447	4.00%, 7/1/44, Pool #AW4579	39,324
98,168	3.50%, 8/1/44, Pool #AW8558	102,726
99,692	3.50%, 8/1/44, Pool #AW7923	104,324
26,435	3.50%, 8/1/44, Pool #AW4287	27,695
481,731	4.00%, 8/1/44, Pool #AL5735	519,792
363,878	3.50%, 8/1/44, Pool #AS3031	381,214
25,299	4.00%, 8/1/44, Pool #AX1260	27,297
51,668	4.00%, 8/1/44, Pool #AX1378	55,751
225,415	3.50%, 8/1/44, Pool #AS3034	236,440
70,496	4.00%, 8/1/44, Pool #AV8823	76,068
24,855	3.50%, 8/1/44, Pool #AW9207	26,072
1,488,951	3.50%, 9/1/44, Pool #AX0832	1,558,115
2,191,338	4.00%, 9/1/44, Pool #AS3259	2,368,527
1,191,794	4.00%, 9/1/44, Pool# AL6051	1,273,450
45,193	4.00%, 9/1/44, Pool #AV8836	48,751
25,103	4.00%, 9/1/44, Pool #AX4057	27,088
132,821	4.00%, 9/1/44, Pool #AX3209	143,332
108,919	3.50%, 9/1/44, Pool #AX0830	114,251
24,895	4.00%, 9/1/44, Pool #AX4214	26,864
31,472	4.00%, 9/1/44, Pool #AX0584	33,924
55,060	4.00%, 9/1/44, Pool #AW9087	59,408

Continued

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$49,782	3.50%, 9/1/44, Pool #AW8191	$52,157
49,302	3.50%, 9/1/44, Pool #AW8188	51,709
99,400	3.50%, 9/1/44, Pool #AX0983	104,015
67,799	4.00%, 9/1/44, Pool #AW8760	73,156
30,996	4.00%, 9/1/44, Pool #AW8776	33,445
123,765	4.00%, 10/1/44, Pool #AX3063	133,552
36,566	4.00%, 10/1/44, Pool #AX4698	39,457
25,341	4.00%, 10/1/44, Pool #AX4717	27,346
27,457	4.00%, 10/1/44, Pool #AX5017	29,630
305,990	4.00%, 10/1/44, Pool #AL5987	330,210
24,933	4.00%, 10/1/44, Pool #AW8061	26,907
24,933	4.00%, 10/1/44, Pool #AW9115	26,903
49,642	4.00%, 10/1/44, Pool #AV8847	53,571
25,088	4.00%, 10/1/44, Pool #AX1180	27,074
170,826	4.00%, 10/1/44, Pool# AL5986	184,665
124,153	4.00%, 11/1/44, Pool #AX4403	134,000
539,018	4.00%, 11/1/44, Pool #AX2569	581,766
54,322	4.00%, 11/1/44, Pool #AW8073	58,631
260,994	4.00%, 11/1/44, Pool #AV8862	281,693
301,816	4.00%, 11/1/44, Pool #AS3698	325,753
25,894	4.00%, 11/1/44, Pool #AX9361	27,948
73,130	4.00%, 11/1/44, Pool #AX6852	79,067
239,373	4.00%, 11/1/44, Pool #AS3696	258,358
77,023	4.00%, 11/1/44, Pool #AX6014	83,131
25,139	4.00%, 11/1/44, Pool #AX4776	27,133
307,251	4.00%, 11/1/44, Pool #AX6846	331,619
183,429	4.00%, 11/1/44, Pool #AS3684	197,976
460,018	4.00%, 12/1/44, Pool #AS3949	497,361
28,411	4.00%, 12/1/44, Pool #AX9746	30,664
159,908	4.00%, 12/1/44, Pool #AX6909	172,590
981,814	4.00%, 12/1/44, Pool #AS3945	1,058,758
38,927	4.00%, 12/1/44, Pool #AX6976	42,014
1,250,432	3.50%, 12/31/49, Pool #AL4543	1,308,095

		174,208,620

Government National Mortgage Association (12.9%)
54,711	4.50%, 9/15/33, Pool #615516	60,306
194,881	5.00%, 12/15/33, Pool #783571	216,738
56,867	6.50%, 8/20/38, Pool #4223	64,336
71,512	6.50%, 10/15/38, Pool #673213	81,603
32,541	6.50%, 11/20/38, Pool #4292	36,870
63,406	6.50%, 12/15/38, Pool #782510	72,353
614,951	5.00%, 1/15/39, Pool #782557	680,615
430,367	5.00%, 4/15/39, Pool #782619	476,195
43,087	5.00%, 6/15/39, Pool #782696	48,065
349,839	5.00%, 10/20/39, Pool #4559	390,627
100,814	4.50%, 1/15/40, Pool #728627	110,420
260,607	5.00%, 5/15/40, Pool #782958	289,477
283,754	4.50%, 7/15/40, Pool #745793	310,703
50,089	4.00%, 9/20/40, Pool #G24800	53,880
474,192	4.50%, 10/15/40, Pool #783609	519,478
93,260	4.00%, 10/20/40, Pool #G24833	100,322
1,299,440	4.00%, 12/20/40, Pool #G24882	1,398,087
979,925	4.00%, 1/20/41, Pool #004922	1,054,425
139,590	4.50%, 2/15/41, Pool #738019	152,752
16,614	4.00%, 2/20/41, Pool #4945	17,875

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$25,391	5.00%, 4/20/41, Pool #5018	$28,333
425,270	4.50%, 6/20/41, Pool #783590	466,209
55,491	5.00%, 6/20/41, Pool #5083	61,920
955,902	4.50%, 7/20/41, Pool #5115	1,047,736
283,632	4.50%, 7/20/41, Pool #783584	310,881
28,362	5.00%, 7/20/41, Pool #5116	31,647
323,146	4.50%, 11/15/41, Pool #783610	353,976
188,926	3.50%, 10/20/42, Pool #MA0462	198,632
188,975	3.50%, 1/20/43, Pool #MA0699	198,684
4,512,865	3.50%, 4/20/43, Pool #MA0934	4,743,792
93,338	4.00%, 7/20/43, Pool #MA1158	100,183
3,300,000	4.50%, 1/20/44	3,605,637
57,095	4.00%, 8/20/44, Pool #AJ2723	61,762
28,489	4.00%, 8/20/44, Pool #AJ4687	30,818
78,246	4.00%, 8/20/44, Pool #AI4167	84,641
24,827	4.00%, 8/20/44, Pool #AI4166	26,988
37,980,993	4.00%, 10/20/44, Pool #MA2304	40,805,643
23,779,384	3.50%, 10/20/44, Pool #MA2303	24,998,457
11,476,147	4.00%, 11/20/44, Pool #MA2372	12,330,609
7,500,000	4.00%, 12/20/44, Pool #MA2446	8,054,297
2,800,000	4.00%, 1/15/45	3,003,842
2,100,000	3.50%, 1/15/45	2,204,344
500,000	5.00%, 1/15/45	550,654
400,000	4.50%, 1/15/45	437,047
1,100,000	3.00%, 2/15/45	1,124,888
10,900,000	3.00%, 2/20/45	11,146,613

		122,143,360

Total U.S. Government Agency Mortgages (Cost $339,010,007)		342,470,162

U.S. Treasury Obligations (24.1%):
U.S. Treasury Bonds (2.1%)
2,600,000	4.75%, 2/15/37^	3,586,578
4,080,000	3.75%, 8/15/41^	4,917,355
890,000	2.88%, 5/15/43	910,303
350,000	3.75%, 11/15/43	420,738
8,745,200	3.13%, 8/15/44^	9,414,750
620,000	3.00%, 11/15/44	651,582

		19,901,306

U.S. Treasury Inflation Index Bonds (0.4%)
1,535,000	2.38%, 1/15/25	2,270,050
1,705,000	1.38%, 2/15/44	1,965,935

		4,235,985

U.S. Treasury Inflation Index Notes (3.3%)
21,050,000	0.13%, 4/15/19	21,094,785
10,354,647	0.13%, 7/15/24	9,971,513

		31,066,298

U.S. Treasury Notes (18.3%)
11,250,000	0.88%, 8/15/17	11,222,753
1,665,000	0.88%, 10/15/17^	1,658,626
4,170,000	0.63%, 11/30/17	4,116,574
73,540,000	1.00%, 12/15/17^	73,367,621
4,390,000	2.63%, 1/31/18	4,584,464
5,910,000	0.75%, 2/28/18	5,828,738

Continued

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$6,385,000	1.50%, 12/31/18	$6,393,479
7,160,000	1.38%, 2/28/19	7,121,400
4,500,000	1.63%, 3/31/19	4,520,039
5,945,000	3.13%, 5/15/19	6,337,465
13,750,000	1.50%, 11/30/19^	13,662,990
20,120,000	1.88%, 11/30/21^	20,002,117
13,821,200	2.25%, 11/15/24^	13,914,065

		172,730,331

Total U.S. Treasury Obligations (Cost $226,278,243)		227,933,920

Shares or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (17.4%):
$165,341,312	Allianz Variable Insurance Products Securities Lending Collateral Trust(d)	$165,341,312

Total Securities Held as Collateral for Securities on Loan (Cost $165,341,312)		165,341,312

Unaffiliated Investment Company (5.4%):
51,423,686	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	51,423,686

Total Unaffiliated Investment Company (Cost $51,423,686)		51,423,686

Total Investment Securities (Cost $1,183,858,347)(e) — 125.7%		1,193,626,443
Net other assets (liabilities) — (25.7)%		(244,200,680)

Net Assets — 100.0%		$949,425,763

Percentages indicated are based on net assets as of December 31, 2014.

GO—General Obligation

MTN—Medium Term Note

Re-REMIC—Restructured Real Estate Mortgage Investment Conduit

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $161,434,424.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(c)	The rate represents the effective yield at December 31, 2014.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-13.9%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal Home Loan Mortgage Corporation	3.00%	1/15/44	$(5,200,000)	$(5,204,062)	$(5,252,812)	$(48,750)
Federal National Mortgage Association	4.00%	1/25/45	(15,075,000)	(16,057,217)	(16,088,853)	(31,636)
Federal National Mortgage Association	5.00%	1/25/45	(5,600,000)	(6,192,723)	(6,187,016)	5,707
Federal National Mortgage Association	3.00%	1/25/45	(3,875,000)	(3,880,450)	(3,919,805)	(39,355)
Federal National Mortgage Association	3.50%	1/25/30	(9,400,000)	(9,920,373)	(9,930,218)	(9,845)
Federal National Mortgage Association	3.50%	1/25/45	(13,667,500)	(14,131,981)	(14,247,303)	(115,322)
Government National Mortgage Association	4.00%	1/20/45	(52,600,000)	(56,241,750)	(56,396,447)	(154,697)
Government National Mortgage Association	3.50%	1/20/45	(18,600,000)	(19,394,656)	(19,524,187)	(129,531)

Total				$(131,023,212)	$(131,546,641)	$(523,429)

Continued

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2014

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value (USD)	Unrealized Appreciation/ (Depreciation)
British Pound Sterling 90-Day June Futures	Short	6/15/16	(236)	$(45,476,562)	$(119,919)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	199	25,232,578	167,069
U.S. Treasury 30-Year Bond March Futures	Long	3/20/15	144	20,817,000	577,001
U.S. Treasury 5-Year Note March Futures	Long	3/31/15	182	21,645,203	32,926
U.S. Treasury 2-Year Note March Futures	Long	3/31/15	138	30,165,938	(7,533)

Total					$649,544

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
European Euro	JPMorgan Chase	1/21/15	317,553	$405,150	$384,291	$20,859

Total				$405,150	$384,291	$20,859

Long Contracts:
European Euro	Goldman Sachs	1/21/15	29,000	$36,434	$35,095	$(1,339)
European Euro	JPMorgan Chase	1/21/15	30,000	37,310	36,305	(1,005)

Total				$73,744	$71,400	$(2,344)

See accompanying notes to the financial statements.

16

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$1,183,858,347

Investment securities, at value*	$1,193,626,443
Cash	6,924
Interest and dividends receivable	4,172,663
Foreign currency, at value (cost $83,286)	89,656
Unrealized appreciation on forward currency contracts	20,859
Receivable for investments sold	135,809,401
Receivable for variation margin on futures contracts	118,937
Prepaid expenses	7,697

Total Assets	1,333,852,580

Liabilities:
Unrealized depreciation on forward currency contracts	2,344
Payable for investments purchased	86,911,850
Payable for capital shares redeemed	82,392
Payable for collateral received on loaned securities	165,341,312
Securities sold short (Proceeds received $131,023,212)	131,546,641
Payable for variation margin on futures contracts	9,195
Manager fees payable	279,912
Administration fees payable	26,084
Distribution fees payable	199,938
Custodian fees payable	7,111
Administrative and compliance services fees payable	1,881
Trustee fees payable	38
Other accrued liabilities	18,119

Total Liabilities	384,426,817

Net Assets	$949,425,763

Net Assets Consist of:
Capital	$918,256,923
Accumulated net investment income/(loss)	14,170,123
Accumulated net realized gains/(losses) from investment transactions	7,079,621
Net unrealized appreciation/(depreciation) on investments	9,919,096

Net Assets	$949,425,763

Shares of beneficial interest (unlimited number of shares authorized, no par value)	85,312,707
Net Asset Value (offering and redemption price per share)	$11.13

*	Includes securities on loan of $161,434,424.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$18,539,161
Dividends	43,372
Income from securities lending	193,354

Total Investment Income	18,775,887

Expenses:
Manager fees	3,063,876
Administration fees	305,141
Distribution fees	2,188,488
Custodian fees	37,834
Administrative and compliance services fees	10,983
Trustee fees	42,035
Professional fees	47,436
Shareholder reports	10,046
Other expenses	20,128

Total expenses	5,725,967

Net Investment Income/(Loss)	13,049,920

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,262,823
Net realized gains/(losses) on futures contracts	2,763,411
Net realized gains/(losses) on forward currency contracts	20,700
Change in net unrealized appreciation/depreciation on investments	15,133,180

Net Realized/Unrealized Gains/(Losses) on Investments	32,180,114

Change in Net Assets Resulting From Operations	$45,230,034

See accompanying notes to the financial statements.

17

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$13,049,920	$7,243,910
Net realized gains/(losses) on investment transactions	17,046,934	(6,611,504)
Change in unrealized appreciation/depreciation on investments	15,133,180	(14,704,971)

Change in net assets resulting from operations	45,230,034	(14,072,565)

Dividends to Shareholders:
From net investment income	(8,934,761)	(7,329,474)
From net realized gains	—	(7,727,147)

Change in net assets resulting from dividends to shareholders	(8,934,761)	(15,056,621)

Capital Transactions:
Proceeds from shares issued	188,396,560	317,585,411
Proceeds from dividends reinvested	8,934,761	15,056,621
Value of shares redeemed	(73,114,167)	(18,147,991)

Change in net assets resulting from capital transactions	124,217,154	314,494,041

Change in net assets	160,512,427	285,364,855
Net Assets:
Beginning of period	788,913,336	503,548,481

End of period	$949,425,763	$788,913,336

Accumulated net investment income/(loss)	$14,170,123	$8,936,842

Share Transactions:
Shares issued	17,171,705	29,111,948
Dividends reinvested	818,202	1,427,168
Shares redeemed	(6,635,017)	(1,679,500)

Change in shares	11,354,890	28,859,616

See accompanying notes to the financial statements.

18

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.67	$11.17	$11.02	$10.51	$10.04

Investment Activities:
Net Investment Income/(Loss)	0.14	0.05	0.09	0.11	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	0.43	(0.31)	0.38	0.65	0.41

Total from Investment Activities	0.57	(0.26)	0.47	0.76	0.56

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.12)	(0.13)	(0.13)	(0.03)
Net Realized Gains	—	(0.12)	(0.19)	(0.12)	(0.06)

Total Dividends	(0.11)	(0.24)	(0.32)	(0.25)	(0.09)

Net Asset Value, End of Period	$11.13	$10.67	$11.17	$11.02	$10.51

Total Return(a)	5.35%	(2.32)%	4.22%	7.28%	5.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$949,426	$788,913	$503,548	$341,219	$205,572
Net Investment Income/(Loss)	1.49%	1.14%	1.35%	1.69%	2.01%
Expenses Before Reductions(b)	0.65%	0.66%	0.68%	0.69%	0.71%
Expenses Net of Reductions	0.65%	0.66%	0.68%	0.69%	0.70%
Portfolio Turnover Rate(c)	564%	663%	385%	407%	700%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

19

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

20

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $71.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $19,271 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $0.5 million as of December 31, 2014. The monthly average amount for these contracts was $0.5 million for the year ended December 31, 2014.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $143.3 million as of December 31, 2014. The monthly average notional amount for these contracts was $70.5 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

21

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$20,859	Unrealized depreciation on forward currency contracts	$2,344

Currency Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	119,919

Interest Rate Risk Exposure

Interest Rate Contracts	Receivable for variation margin on futures contracts*	776,996	Payable for variation margin on futures contracts*	7,533

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Risk Exposure

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$20,700	$33,738

Currency Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	—	(119,919)

Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	2,763,411	1,357,249

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2014. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014.

As of December 31, 2014, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$118,937	$9,195
Forward currency contracts	20,859	2,344

Total derivative assets and liabilities in the Statement of Assets and Liabilities	139,796	11,539
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(118,937)	(9,195)

Total assets and liabilities subject to a MNA	$20,859	$2,344

22

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase	$20,859	$(1,005)	$—	$—	$19,854

Total	$20,859	$(1,005)	$—	$—	$19,854

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase	$1,005	$(1,005)	$—	$—	$—
Goldman Sachs	1,339	—	—	—	1,339

Total	$2,344	$(1,005)	$—	$—	$1,339

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

23

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $10,760 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities	$—	$84,442,975	$84,442,975
Collateralized Mortgage Obligations	—	62,489,621	62,489,621
Convertible Preferred Stock+	987,525	—	987,525
Corporate Bonds+	—	170,922,761	170,922,761
Municipal Bonds	—	9,542,826	9,542,826
U.S. Government Agency Mortgages	—	342,470,162	342,470,162
U.S. Treasury Obligations	—	227,933,920	227,933,920
Yankee Dollars+	—	78,071,655	78,071,655
Securities Held as Collateral for Securities on Loan	—	165,341,312	165,341,312
Unaffiliated Investment Company	51,423,686	—	51,423,686

Total Investment Securities	52,411,211	1,141,215,232	1,193,626,443

Securities Sold Short	—	(131,546,641)	(131,546,641)

24

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Total

Other Financial Instruments:*
Futures Contracts	$649,544	$—	$649,544
Forward Currency Contracts	—	18,515	18,515

Total Investments	$53,060,755	$1,009,687,106	$1,062,747,861

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$4,598,558,548	$4,343,483,587

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$4,300,850,047	$4,092,478,315

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $1,184,498,919. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,935,691
Unrealized depreciation	(3,808,167)

Net unrealized appreciation/(depreciation)	$9,127,524

25

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2014

During the year ended December 31, 2014, the Fund utilized $8,685,941 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$8,934,761	$—	$8,934,761

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$13,419,467	$1,637,154	$15,056,621

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$20,614,173	$1,944,153	$—	$8,610,514	$31,168,840

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

29

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

30

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

32

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

33

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Federated Clover Small Value Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Federated Clover Small Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Federated Clover Small Value Fund and Federated Global Investment Management Corp. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Federated Clover Small Value Fund returned 7.54%. That compared to a 4.22% total return for its benchmark, the Russell 2000® Value Index1.

The Fund’s sub-advisor, Federated Global Investment Management Corp., employs a bottom-up stock selection process. As a result, the portfolio frequently contains industry and security allocations that may be significantly different than those of the index.*

Stocks performed relatively well during much of the 12-month period. The U.S. economy continued to strengthen amid improving corporate profits and a healthier job market. However, investors remained concerned about continued weakness in international economies such as Europe, Russia and Japan. Late in the period, plunging oil prices led investors to seek out relatively safe areas of the market. Small-cap stocks underperformed the broader equity market in that environment. In particular, the steep decline in energy prices led to weak performance among many small-cap stocks in the energy sector, including oil and gas exploration firms.

The Fund outperformed its benchmark during the period. Stock selection in the materials sector was among the largest contributors to relative returns. In particular, shares of a plastics company and a mining firm that specializes in platinum and palladium added to results. Consumer staples holdings also helped relative returns. Shares of an organic food company advanced amid increased consumer demand for healthy eating options, and holdings of a meat processor added to returns as the company was acquired during the period.*

The Fund benefited from strong stock selection in the financial sector, particularly among shares of banks, REITs2 and insurance firms. An underweight position in REITs dragged on performance, however, as such stocks were strong gainers during the period.*

The Fund was hurt by stock selection in the consumer discretionary and information technology sectors. In the consumer discretionary sector, holdings of a footwear and apparel company and a for-profit education company dragged on returns. Stock selection among semiconductor firms also hurt relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investors cannot invest directly in an index.

1

AZL® Federated Clover Small Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Federated Clover Small Value Fund	7.54%	17.51%	14.66%	7.32%
Russell 2000® Value Index	4.22%	18.29%	14.26%	6.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Federated Clover Small Value Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.35% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 1.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Federated Clover Small Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Federated Clover Small Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Federated Clover Small Value Fund	$1,000.00	$987.30	$4.86	0.97%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Federated Clover Small Value Fund	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	40.4%
Industrials	11.9
Consumer Discretionary	10.8
Information Technology	10.7
Health Care	7.1
Utilities	6.7
Energy	3.6
Materials	3.5
Consumer Staples	2.7

Total Common Stocks	97.4
Securities Held as Collateral for Securities on Loan	29.1
Money Market	1.6

Total Investment Securities	128.1
Net other assets (liabilities)	(28.1)

Net Assets	100.0%

3

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (97.4%):
Aerospace & Defense (3.9%):
65,900	Curtiss-Wright Corp.^	$4,651,880
44,940	Esterline Technologies Corp.*^	4,929,018
83,175	Hexcel Corp.*^	3,450,931
51,425	Triumph Group, Inc.^	3,456,789

		16,488,618

Auto Components (0.8%):
59,650	Tenneco, Inc.*^	3,376,787

Banks (13.8%):
127,743	Capital Bank Financial Corp.*^	3,423,512
46,735	City Holding Co.^	2,174,580
275,100	F.N.B. Corp.^	3,664,332
155,150	First Midwest Bancorp, Inc.^	2,654,617
178,075	Great Western Bancorp, Inc.*^	4,058,329
681,623	Investors Bancorp, Inc.^	7,651,218
101,550	PacWest Bancorp	4,616,463
200,075	Popular, Inc.*	6,812,554
302,103	Synovus Financial Corp.^	8,183,969
193,725	Talmer Bancorp, Inc., Class A^	2,719,899
297,700	TCF Financial Corp.^	4,730,453
142,500	Umpqua Holdings Corp.^	2,423,925
163,750	Webster Financial Corp.^	5,326,788

		58,440,639

Commercial Banks (0.3%):
52,350	Ameris Bancorp	1,342,254

Commercial Services & Supplies (0.9%):
31,375	UniFirst Corp.	3,810,494

Communications Equipment (2.2%):
218,675	Ciena Corp.*^	4,244,481
220,275	SeaChange International, Inc.*^	1,405,354
56,850	ViaSat, Inc.*^	3,583,256

		9,233,091

Construction & Engineering (1.3%):
61,150	Granite Construction, Inc.^	2,324,923
123,900	Tutor Perini Corp.*^	2,982,273

		5,307,196

Containers & Packaging (1.9%):
257,825	Berry Plastics Group, Inc.*	8,134,379

Diversified Consumer Services (0.5%):
189,625	Bridgepoint Education, Inc.*^	2,146,555

Diversified Financial Services (1.2%):
90,300	FXCM, Inc.^	1,496,271
141,275	PHH Corp.*^	3,384,949

		4,881,220

Electric Utilities (3.5%):
120,675	IDACORP, Inc.^	7,987,479
179,575	Portland General Electric Co.^	6,793,322

		14,780,801

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (1.3%):
33,450	Anixter International, Inc.*^	$2,958,987
93,225	Insight Enterprises, Inc.*	2,413,595

		5,372,582

Energy Equipment & Services (1.2%):
240,625	Helix Energy Solutions Group, Inc.*^	5,221,563

Food Products (1.7%):
646,025	Rite AID Corp.*^	4,858,108
71,725	WhiteWave Foods Co., Class A*	2,509,658

		7,367,766

Gas Utilities (1.8%):
135,250	Atmos Energy Corp.	7,538,835

Health Care Equipment & Supplies (1.9%):
62,425	Alere, Inc.*	2,372,150
111,334	Merit Medical Systems, Inc.*	1,929,418
144,700	Wright Medical Group, Inc.*^	3,888,089

		8,189,657

Health Care Providers & Services (3.4%):
82,225	Capital Senior Living Corp.*	2,048,225
51,750	IPC The Hospitalist Co.*	2,374,808
67,550	Magellan Health Services, Inc.*	4,055,026
48,100	Owens & Minor, Inc.^	1,688,791
52,375	WellCare Health Plans, Inc.*^	4,297,892

		14,464,742

Hotels Restaurants & Leisure (0.9%):
284,725	Belmond, Ltd., Class A*	3,522,049

Household Durables (1.8%):
158,325	KB Home^	2,620,279
92,950	La-Z-Boy, Inc.^	2,494,778
47,700	Tempur-Pedic International, Inc.*^	2,619,207

		7,734,264

Independent Power and Renewable Electricity Producers (1.4%):
197,650	Dynegy, Inc.*	5,998,678

Insurance (6.5%):
109,550	American Equity Investment Life Holding Co.^	3,197,765
81,572	Argo Group International Holdings, Ltd.	4,524,798
300,475	CNO Financial Group, Inc.^	5,174,178
140,775	Fidelity & Guaranty Life^	3,416,609
100,525	First American Financial Corp.^	3,407,798
60,250	Hanover Insurance Group, Inc. (The)^	4,297,030
272,075	Maiden Holdings, Ltd.	3,479,839

		27,498,017

IT Services (1.8%):
97,725	CSG Systems International, Inc.^	2,449,966
90,625	Evertec, Inc.	2,005,531
100,600	Unisys Corp.*^	2,965,688

		7,421,185

Life Sciences Tools & Services (0.6%):
135,950	Bruker Corp.*^	2,667,339

Continued

4

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Machinery (2.2%):
103,550	Barnes Group, Inc.^	$3,832,386
51,525	Greenbrier Companies, Inc.^	2,768,438
94,750	Terex Corp. ^	2,641,630

		9,242,454

Media (2.2%):
74,450	Carmike Cinemas, Inc.*^	1,955,802
83,525	Cinemark Holdings, Inc.^	2,971,819
132,425	Lions Gate Entertainment Corp.^	4,240,249

		9,167,870

Metals & Mining (1.6%):
364,550	Stillwater Mining Co.*^	5,373,467
58,550	US Silica Holdings, Inc.^	1,504,150

		6,877,617

Oil, Gas & Consumable Fuels (2.4%):
176,825	Newfield Exploration Co.*	4,795,494
394,875	SandRidge Energy, Inc.*^	718,673
92,900	Teekay Shipping Corp.	4,727,681

		10,241,848

Pharmaceuticals (1.2%):
82,550	Impax Laboratories, Inc.*^	2,615,184
86,200	Medicines Co. (The)*^	2,385,154

		5,000,338

Professional Services (1.4%):
49,500	Dun & Bradstreet Corp.^	5,987,521

Real Estate Investment Trusts (REITs) (14.0%):
266,450	Colony Financial, Inc.^	6,346,838
57,725	EPR Properties^	3,326,692
342,775	FelCor Lodging Trust, Inc.^	3,708,826
272,400	irst Potomac Realty Trust	3,366,864
73,050	Highwoods Properties, Inc.^	3,234,654
132,625	LaSalle Hotel Properties^	5,367,334
448,625	Lexington Realty Trust^	4,925,903
509,975	MFA Financial, Inc.^	4,074,700
385,687	New Residential Investment Corp.	4,925,223
345,587	NorthStar Realty Finance Corp.	6,075,418
204,475	Starwood Property Trust, Inc.^	4,751,999
139,010	Starwood Waypoint Residential Trust^	3,665,694
80,050	Sun Communities, Inc.^	4,839,823

		58,609,968

Road & Rail (1.7%):
248,350	Swift Transportation Co.*^	7,110,261

Semiconductors & Semiconductor Equipment (3.8%):
397,875	Atmel Corp.*^	3,340,161
328,175	Brooks Automation, Inc.	4,184,230
74,175	Fairchild Semiconductor International, Inc.*^	1,252,074
70,775	MKS Instruments, Inc.^	2,590,365
52,875	Tessera Technologies, Inc.^	1,890,810
82,100	Veeco Instruments, Inc.*^	2,863,648

		16,121,288

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Software (0.6%):
42,025	Verint Systems, Inc.*^	$2,449,217

Specialty Retail (2.1%):
77,825	GNC Holdings, Inc., Class A^	3,654,662
55,700	Men’s Wearhouse, Inc. (The)^	2,459,155
81,025	Rent-A-Center, Inc.^	2,942,828

		9,056,645

Technology Hardware, Storage & Peripherals (1.0%):
1,275,366	Quantum Corp.*	2,244,644
451,450	Violin Memory, Inc.*^	2,162,446

		4,407,090

Textiles, Apparel & Luxury Goods (2.5%):
48,375	Deckers Outdoor Corp.*^	4,404,059
62,300	Kate Spade & Co.*^	1,994,223
32,550	Skechers U.S.A., Inc., Class A*^	1,798,388
110,225	Vera Bradley, Inc.*^	2,246,386

		10,443,056

Thrifts & Mortgage Finance (4.6%):
235,553	Flushing Financial Corp.	4,774,659
174,200	Provident Financial Services, Inc.	3,146,052
376,875	Radian Group, Inc.^	6,301,349
70,075	WSFS Financial Corp.	5,388,067

		19,610,127

Tobacco (1.0%):
202,437	Vector Group, Ltd.^	4,313,932

Trading Companies & Distributors (0.5%):
69,825	H&E Equipment Services, Inc.^	1,961,384

Total Common Stocks (Cost $363,129,069)		411,539,327

Securities Held as Collateral for Securities on Loan (29.1%):
$122,822,444	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	122,822,444

Total Securities Held as Collateral for Securities on Loan (Cost $122,822,444)		122,822,444

Unaffiliated Investment Company (1.6%):
6,723,415	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	6,723,415

Total Unaffiliated Investment Company (Cost $6,723,415)		6,723,415

Total Investment Securities (Cost $492,674,928)(c) — 128.1%		541,085,186
Net other assets (liabilities) — (28.1)%		(118,535,486)

Net Assets — 100.0%		$422,549,700

Continued

5

AZL Federated Clover Small Value Fund

Schedule of Portfolio Investments

December 31, 2014

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $118,745,782.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL Federated Clover Small Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$492,674,928

Investment securities, at value*	$541,085,186
Interest and dividends receivable	885,848
Receivable for investments sold	5,778,552
Prepaid expenses	3,727

Total Assets	547,753,313

Liabilities:
Cash overdraft	1
Payable for investments purchased	1,647,189
Payable for capital shares redeemed	327,075
Payable for collateral received on loaned securities	122,822,444
Manager fees payable	267,904
Administration fees payable	9,690
Distribution fees payable	89,302
Custodian fees payable	5,165
Administrative and compliance services fees payable	1,516
Trustee fees payable	30
Other accrued liabilities	33,297

Total Liabilities	125,203,613

Net Assets	$422,549,700

Net Assets Consist of:
Capital	$319,081,181
Accumulated net investment income/(loss)	4,872,809
Accumulated net realized gains/(losses) from investment transactions	50,185,452
Net unrealized appreciation/(depreciation) on investments	48,410,258

Net Assets	$422,549,700

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,040,801
Net Asset Value (offering and redemption price per share)	$22.19

*	Includes securities on loan of $118,745,782.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$6,777,334
Income from securities lending	177,942
Foreign withholding tax	(19,385)

Total Investment Income	6,935,891

Expenses:
Manager fees	3,348,139
Administration fees	116,926
Distribution fees	1,116,046
Administrative and compliance services fees	2,657
Trustee fees	10,261
Professional fees	6,782
Other expenses	5,226

Total expenses before reductions	4,606,037
Less expenses paid indirectly	(20,170)

Net expenses	4,585,867

Net Investment Income/(Loss)	2,350,024

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	53,397,943
Change in net unrealized appreciation/depreciation on investments	(23,855,458)

Net Realized/Unrealized Gains/(Losses) on Investments	29,542,485

Change in Net Assets Resulting From Operations	$31,892,509

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Federated Clover Small Value Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,350,024	$3,958,815
Net realized gains/(losses) on investment transactions	53,397,943	54,010,895
Change in unrealized appreciation/depreciation on investments	(23,855,458)	29,950,075

Change in net assets resulting from operations	31,892,509	87,919,785

Dividends to Shareholders:
From net investment income	(3,659,066)	(2,163,714)
From net realized gains	(52,470,818)	(1,287,134)

Change in net assets resulting from dividends to shareholders	(56,129,884)	(3,450,848)

Capital Transactions:
Proceeds from shares issued	9,136,593	17,347,315
Proceeds from shares issued in merger	—	164,648,332
Proceeds from dividends reinvested	56,129,884	3,450,848
Value of shares redeemed	(100,368,050)	(49,757,745)

Change in net assets resulting from capital transactions	(35,101,573)	135,688,750

Change in net assets	(59,338,948)	220,157,687
Net Assets:
Beginning of period	481,888,648	261,730,961

End of period	$422,549,700	$481,888,648

Accumulated net investment income/(loss)	$4,872,809	$3,958,416

Share Transactions:
Shares issued	378,828	826,337
Shares issued in merger	—	7,290,861
Dividends reinvested	2,559,502	161,936
Shares redeemed	(4,260,773)	(2,346,338)

Change in shares	(1,322,443)	5,932,796

See accompanying notes to the financial statements.

8

AZL Federated Clover Small Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013		2012		2011	2010
Net Asset Value, Beginning of Period	$23.66	$18.14		$15.96		$16.72	$13.27

Investment Activities:
Net Investment Income/(Loss)	0.15	0.20		0.15		0.11	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.60	5.58		2.13		(0.77)	3.48

Total from Investment Activities	1.75	5.78		2.28		(0.66)	3.57

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.16)		(0.10)		(0.10)	(0.12)
Net Realized Gains	(3.01)	(0.10)		—		—	—

Total Dividends	(3.22)	(0.26)		(0.10)		(0.10)	(0.12)

Net Asset Value, End of Period	$22.19	$23.66		$18.14		$15.96	$16.72

Total Return(a)	7.54%	32.00%		14.32%		(3.92)%	27.11%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$422,550	$481,889		$261,731		$199,020	$234,305
Net Investment Income/(Loss)	0.53%	1.27%		0.96%		0.60%	0.59%
Expenses Before Reductions(b)	1.03%	1.08%		1.07%		1.09%	1.08%
Expenses Net of Reductions	1.03%	1.01%		0.99%		1.09%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.08%		1.07%		1.09%	1.08%
Portfolio Turnover Rate	74%	97	%(d)	156	%(e)	15%	23%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Cost of purchase and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 140%.

(e)	Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services LLC to Federated Global Investment Management Corp. Costs of purchases and proceeds from sales of portfolio securities associated with the change in Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Federated Clover Small Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $48.5 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $17,632 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Federated Global Investment Management Corp. (“Federated”), Federated provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Federated Clover Small Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the

11

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2014

written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $5,510 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$411,539,327	$—	$411,539,327
Securities Held as Collateral for Securities on Loan	—	122,822,444	122,822,444
Unaffiliated Investment Company	6,723,415	—	6,723,415

Total Investment Securities	$418,262,742	$122,822,444	$541,085,186

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

12

AZL Federated Clover Small Value Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Federated Clover Small Value Fund	$321,020,069	$403,695,455

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $495,933,174. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$58,851,977
Unrealized depreciation	(13,699,965)

Net unrealized appreciation/(depreciation)	$45,152,012

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$11,915,520	$44,214,364	$56,129,884

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Federated Clover Small Value Fund	$2,163,714	$1,287,134	$3,450,848

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Federated Clover Small Value Fund	$16,612,828	$41,703,679	$—	$45,152,012	$103,468,519

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Federated Clover Small Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 24.34% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $44,214,364.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $8,256,454.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund. Franklin Mutual Advisers, LLC serves as Subadviser to the Mutual Shares Strategy, Templeton Global Advisors Limited serves as Subadviser to the Templeton Growth Strategy, and Franklin Advisers Inc. serves as Subadviser to the Franklin Income Strategy and the Templeton Global Bond Strategy.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Franklin Templeton Founding Strategy Plus Fund returned 2.14%. That compared to a 10.56% total return for its benchmark, the Balanced Composite Index, which is comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL Franklin Templeton Founding Strategy Plus Fund (“the Fund”) invests in a portfolio of four underlying sleeves. The Fund’s portfolio is allocated equally among the following sleeves:

•	The AZL Templeton Growth Strategy seeks U.S. and international equities selling at prices that are low relative to managers’ appraisal of value.

•	The AZL Franklin Income Strategy primarily invests in equity and fixed-income securities identified by the portfolio managers as undervalued.

•	The AZL Mutual Shares Strategy focuses on undervalued dividend-paying stocks and bonds.

•	The AZL Templeton Global Bond Strategy invests predominantly in bonds issued by governments and government agencies around the world.

The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve Board ended its asset purchase program in October, while keeping interest rates low. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Meanwhile, emerging market stocks overall fell amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases.

The Fund’s absolute performance benefited from its component funds’ equity holdings in the health care and information technology sectors. However, the energy and industrials sectors weighed on absolute returns. And while holdings in the U.S. performed well, European stocks declined.*

The Fund underperformed its composite benchmark. Relative performance was hurt by the AZL Templeton Growth Strategy’s stock selection in the energy, industrials and consumer staples sectors. In addition, an overweighting and stock selection in Europe, particularly the Netherlands and U.K., were detrimental. Detractors for the AZL Franklin Mutual Shares Strategy included holdings in a U.K.-based retailer, a natural resources company and an offshore contract oil driller. Additionally, the AZL Templeton Global Bond Strategy’s interest rate strategies and select bond duration exposures in Europe and the U.S. detracted from relative performance.*

Investments for AZL Franklin Mutual Shares Strategy in a U.S. technology leader, an Israel-based pharmaceutical firm and a regional grocery retailer were key contributors to the Fund’s performance. Driven by modest earnings growth and U.S. economic and employment growth, the AZL Franklin Income Strategy’s equities also performed well.*

The AZL Franklin Income Strategy’s fixed income assets remained positioned largely in high yield corporate bonds, which performed positively as long-term interest rates declined. Among fixed income investments, communications, consumer non-cyclical and technology positions benefited performance.*

Some of the sleeves employed currency positions during the period, to varying effect. For instance, the AZL Franklin Mutual Shares Strategy held currency forwards during the period with the goal of somewhat hedging the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance. Net negative exposures to the yen and euro within the AZL Templeton Global Bond Strategy were significant relative contributors. However, exposure to several other currencies that also depreciated had a negative effect on relative returns, and overall currency exposures detracted from the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation, with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL® Franklin Templeton Founding Strategy Plus Fund	2.14%	11.46%	8.38%	8.57%
Balanced Composite Index	10.56%	13.18%	11.29%	11.36%
S&P 500 Index	13.69%	20.41%	15.45%	15.67%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Franklin Templeton Founding Strategy Plus Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$964.30	$5.20	1.05%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stocks, Preferred Stocks, and Convertible Preferred Stocks	58.6%
Foreign Bonds	16.0
Securities Held as Collateral for Securities on Loan	9.2
Money Market	7.8
Corporate Bonds	6.8
Yankee Dollars	3.3
U.S. Government Agency Mortgages	2.5
U.S. Treasury Obligations	1.0
Convertible Bonds	0.7
Equity-Linked Securities	0.7
Floating Rate Loans	0.6
Municipal Bond	0.1

Total Investment Securities	107.3
Net other assets (liabilities)	(7.3)

Net Assets	100.0%

Investments	Percent of net assets
United States	59.3%
United Kingdom	6.7
France	2.1
Netherlands	2.0
Germany	1.9
Switzerland	1.8
Republic of Korea (South)	1.5
Israel	1.1
All other countries	24.7

Total Investment Securities	101.1
Net other assets (liabilities)	(1.1)

Net Assets	100.0%

3

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (57.9%):
Aerospace & Defense (1.0%):
87,790	BAE Systems plc	$640,791
19,530	BE Aerospace, Inc.*^	1,133,131
6,360	Boeing Co. (The)	826,673
21,753	Huntington Ingalls Industries, Inc.	2,446,342
9,765	KLX, Inc.*^	402,806
7,200	Lockheed Martin Corp.	1,386,504
6,370	Raytheon Co.^	689,043
2,000	United Technologies Corp.	230,000

		7,755,290

Air Freight & Logistics (0.3%):
204,142	TNT Express NV^	1,356,129
7,540	United Parcel Service, Inc., Class B	838,222

		2,194,351

Airlines (0.7%):
205,190	Deutsche Lufthansa AG, Registered Shares	3,435,863
296,020	International Consolidated Airlines Group SA*	2,211,938

		5,647,801

Auto Components (0.3%):
26,971	Compagnie Generale des Establissements Michelin SCA, Class B	2,444,966

Automobiles (1.2%):
40,000	Ford Motor Co.	620,000
147,382	General Motors Co.	5,145,106
265,200	Nissan Motor Co., Ltd.	2,310,342
26,700	Toyota Motor Corp.	1,665,305

		9,740,753

Banks (5.6%):
10,830	Bank of America Corp.	193,749
289,820	Barclays plc	1,089,445
37,480	BNP Paribas SA	2,202,225
23,852	CIT Group, Inc.	1,140,841
124,160	Citigroup, Inc.	6,718,297
24,979	Citizens Financial Group, Inc.^	620,978
9,886	Columbia Banking System, Inc.	272,952
51,180	Commerzbank AG*	679,831
5,306	Commonwealth Bank of Australia	368,413
153,240	Credit Agricole SA	1,969,774
111,000	DBS Group Holdings, Ltd.	1,714,563
38,540	HSBC Holdings plc	364,177
249,352	HSBC Holdings plc	2,372,539
104,950	JPMorgan Chase & Co.	6,567,771
80,600	KB Financial Group, Inc.	2,632,706
48,622	PNC Financial Services Group, Inc.^	4,435,785
9,100	Royal Bank of Canada	628,656
7,304	Societe Generale	306,887
95,633	SunTrust Banks, Inc.^	4,007,023
364,398	UniCredit SpA	2,322,219
60,611	Wells Fargo & Co.	3,322,695

		43,931,526

Shares		Fair Value

Common Stocks, continued
Beverages (0.5%):
6,095	Coca-Cola Enterprises, Inc.	$269,521
37,254	PepsiCo, Inc.	3,522,738

		3,792,259

Biotechnology (0.5%):
23,270	Amgen, Inc.	3,706,678
1,251	FCB Financial Holdings, Inc., Class A*	30,825
5,250	Gilead Sciences, Inc.*	494,865

		4,232,368

Capital Markets (0.8%):
130,427	Credit Suisse Group AG	3,270,639
74,040	Morgan Stanley	2,872,752

		6,143,391

Chemicals (1.4%):
12,000	Agrium, Inc.	1,136,640
37,598	Akzo Nobel NV	2,606,912
10,000	BASF SE	845,237
62,170	Dow Chemical Co. (The)	2,835,574
27,620	E.I. du Pont de Nemours & Co.	2,042,223
15,000	LyondellBasell Industries NV, Class A	1,190,850
16,000	Mosaic Co. (The)	730,400

		11,387,836

Commercial Services & Supplies (0.3%):
230	CEVA Group plc*	177,979
28,550	Republic Services, Inc., Class A	1,149,138
216,304	Serco Group plc^	537,843
16,210	Waste Management, Inc.^	831,897

		2,696,857

Communications Equipment (1.1%):
256,049	Cisco Systems, Inc.	7,122,003
145,920	Telefonaktiebolaget LM Ericsson, B Shares	1,768,396

		8,890,399

Construction & Engineering (0.2%):
31,440	FLSmidth & Co. A/S^	1,379,428

Construction Materials (0.3%):
111,618	CRH plc	2,685,131

Consumer Finance (0.2%):
44,980	Ally Financial, Inc.*	1,062,427
5,950	Capital One Financial Corp.	491,173

		1,553,600

Containers & Packaging (0.3%):
47,384	MeadWestvaco Corp.^	2,103,376

Diversified Consumer Services (0.0%):
7,063	Cengage Learning Holdings II, LP*	162,626

Diversified Financial Services (0.5%):
307,744	ING Groep NV*	3,984,077

Diversified Telecommunication Services (1.8%):
76,170	AT&T, Inc.	2,558,551
10,000	CenturyLink, Inc.^	395,800

Continued

4

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Diversified Telecommunication Services, continued
27,407	China Telecom Corp., Ltd., Sponsored ADR	$1,609,065
403,330	Koninklijke (Royal) KPN NV	1,271,461
548,520	Singapore Telecommunications, Ltd.	1,610,534
205,627	Telefonica SA	2,940,932
84,310	Telstra Corp., Ltd.	409,326
34,930	Verizon Communications, Inc.	1,634,025
21,203	Verizon Communications, Inc.	987,817
31,132	Vivendi	776,501

		14,194,012

Electric Utilities (1.6%):
15,000	American Electric Power Co., Inc.	910,800
30,897	Duke Energy Corp.	2,581,135
14,000	Entergy Corp.^	1,224,720
85,050	Exelon Corp.^	3,153,654
16,000	FirstEnergy Corp.^	623,840
124,100	HK Electric Investments, Ltd.(a)	81,864
22,920	PPL Corp.	832,684
65,960	Southern Co. (The)^	3,239,296

		12,647,993

Electrical Equipment (0.0%):
101,615	Dongfang Electric Corp., Ltd.	186,203

Electronic Equipment, Instruments & Components (0.1%):
49,730	Flextronics International, Ltd.*	555,981

Energy Equipment & Services (0.9%):
55,109	Baker Hughes, Inc.	3,089,961
7,189	Ensco plc, Class A, Sponsored ADR^	215,311
7,500	Halliburton Co.	294,975
95,250	Noble Corp. plc	1,578,292
20,710	Paragon Offshore plc^	57,367
23,389	Saipem SpA*^	245,609
7,000	Schlumberger, Ltd.	597,870
6,210	Technip-Coflexip SA	370,778
44,144	Transocean, Ltd.^	809,160

		7,259,323

Food & Staples Retailing (1.9%):
47,016	CVS Health Corp.	4,528,111
51,529	Kroger Co. (The)	3,308,677
57,540	Metro AG*^	1,761,460
514,704	Tesco plc	1,497,565
49,803	Walgreens Boots Alliance, Inc.	3,794,989

		14,890,802

Gas Utilities (0.0%):
2,870	AGL Resources, Inc.	156,444

Health Care Equipment & Supplies (1.9%):
100,680	Getinge AB, B Shares	2,288,342
141,740	Medtronic, Inc.^	10,233,628
26,110	Stryker Corp.	2,462,956

		14,984,926

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services (0.3%):
24,186	CIGNA Corp.	$2,488,981

Hotels, Restaurants & Leisure (0.0%):
5,000	Las Vegas Sands Corp.^	290,800

Household Products (0.0%):
2,533	Energizer Holdings, Inc.	325,642

Independent Power and Renewable Electricity Producers (0.5%):
15,370	Dynegy, Inc.*	466,480
16,670	NextEra Energy, Inc.	1,771,854
61,463	NRG Energy, Inc.^	1,656,428

		3,894,762

Industrial Conglomerates (0.7%):
115,820	General Electric Co.	2,926,771
37,630	Koninklijke Philips Electronics NV	1,092,464
14,360	Siemens AG, Registered Shares	1,628,378

		5,647,613

Insurance (3.6%):
27,677	ACE, Ltd.	3,179,533
5,453	Alleghany Corp.*	2,527,466
31,483	Allstate Corp. (The)	2,211,681
138,736	American International Group, Inc.	7,770,602
251,567	Aviva plc	1,884,802
86,573	AXA SA	1,999,299
58,751	MetLife, Inc.	3,177,842
4,840	Muenchener Rueckversicherungs-Gesellschaft AG	969,539
27,000	NN Group NV*^	804,437
22,760	Swiss Re AG	1,904,979
980	White Mountains Insurance Group, Ltd.	617,508
4,951	Zurich Insurance Group AG	1,550,838

		28,598,526

Life Sciences Tools & Services (0.1%):
34,300	QIAGEN NV*	803,147

Machinery (0.6%):
12,807	Caterpillar, Inc.	1,172,225
134,634	CNH Industrial NV	1,085,211
8,060	Deere & Co.	713,068
3,788	Federal Signal Corp.	58,487
41,856	Navistar International Corp.*^	1,401,339

		4,430,330

Marine (0.3%):
1,345	A.P. Moeller — Maersk A/S, Class B	2,673,970

Media (3.5%):
109,077	British Sky Broadcasting Group plc	1,517,971
47,115	CBS Corp., Class B	2,607,344
80,502	Comcast Corp., Class A^	4,634,097
83,860	News Corp., Class A*	1,315,763
59,790	Reed Elsevier NV	1,428,736
169,909	Reed Elsevier plc	2,890,375
25,671	Time Warner Cable, Inc.	3,903,532

Continued

5

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Media, continued
19,939	Time Warner, Inc.	$1,703,189
5,213	Tribune Co.#*(b)	—
3,393	Tribune Co.*^	202,800
2,462	Tribune Co., B Shares*(c)	147,154
1,618	Tribune Publishing Co.	37,052
63,920	Twenty-First Century Fox, Inc.^	2,454,848
123,684	Twenty-First Century Fox, Inc., Class B	4,562,702
7,740	Walt Disney Co. (The)	729,031

		28,134,594

Metals & Mining (1.8%):
28,081	Anglo American plc	519,489
27,100	Barrick Gold Corp., ADR	291,325
65,240	BHP Billiton plc	1,395,300
127,985	Freeport-McMoRan Copper & Gold, Inc.	2,989,730
33,460	Goldcorp, Inc.	619,679
105,428	Mining and Metallurgical Co. Norilsk Nickel, Sponsored ADR	1,457,026
8,511	POSCO	2,147,635
67,180	Rio Tinto plc, Registered Shares, Sponsored ADR^	3,094,311
60,616	ThyssenKrupp AG*	1,558,890

		14,073,385

Multiline Retail (0.9%):
16,021	Kohl’s Corp.^	977,922
156,610	Marks & Spencer Group plc	1,156,148
64,120	Target Corp.^	4,867,349

		7,001,419

Multi-Utilities (0.9%):
17,270	Dominion Resources, Inc.	1,328,063
55,430	PG&E Corp.	2,951,092
22,060	Public Service Enterprise Group, Inc.	913,505
11,070	Sempra Energy	1,232,755
3,650	TECO Energy, Inc.^	74,789
27,390	Xcel Energy, Inc.	983,849

		7,484,053

Oil, Gas & Consumable Fuels (6.0%):
13,280	Anadarko Petroleum Corp.	1,095,600
40,280	Apache Corp.^	2,524,348
75,548	BG Group plc	1,005,475
401,711	BP plc	2,550,447
80,765	BP plc, Sponsored ADR^	3,078,762
39,300	Canadian Oil Sands, Ltd.	352,567
26,620	Chevron Corp.	2,986,231
543,000	China Shenhua Energy Co., Ltd.	1,599,292
33,229	CONSOL Energy, Inc.^	1,123,472
7,500	Devon Energy Corp.	459,075
124,593	Eni SpA	2,175,785
15,580	Exxon Mobil Corp.	1,440,371
133,040	Galp Energia SGPS SA	1,345,798
12,340	HollyFrontier Corp.	462,503

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,595,700	Kunlun Energy Co., Ltd.	$1,511,173
84,406	Marathon Oil Corp.	2,387,846
22,280	Murphy Oil Corp.^	1,125,586
5,000	Occidental Petroleum Corp.	403,050
137,722	Petroleo Brasileiro SA, Sponsored ADR	1,043,933
56,209	Royal Dutch Shell plc, Sponsored ADR	3,763,192
97,577	Royal Dutch Shell plc, A Shares	3,263,296
460	Royal Dutch Shell plc, A Shares	15,246
54,908	Royal Dutch Shell plc, B Shares	1,886,074
22,490	Spectra Energy Corp.^	816,387
3,020	Talisman Energy, Inc.	23,647
108,613	Talisman Energy, Inc.	850,440
461,554	Talisman Energy, Inc.	3,616,135
52,650	Total SA	2,714,271
23,740	Total SA, Sponsored ADR, Sponsored ADR^	1,215,488
23,280	Williams Cos., Inc. (The)	1,046,203

		47,881,693

Paper & Forest Products (0.4%):
56,446	International Paper Co.	3,024,377

Personal Products (0.1%):
107,548	Avon Products, Inc.	1,009,876

Pharmaceuticals (5.6%):
5,957	Actavis, plc*	1,533,391
56,919	Eli Lilly & Co.	3,926,842
117,242	GlaxoSmithKline plc	2,508,090
38,211	Hospira, Inc.*	2,340,424
10,000	Johnson & Johnson Co.	1,045,700
172,224	Merck & Co., Inc.	9,780,600
21,980	Merck KGaA	2,084,898
177,360	Pfizer, Inc.	5,524,764
14,010	Roche Holding AG	3,798,423
21,470	Sanofi-Aventis SA	1,956,456
15,000	Sanofi-Aventis SA, Sponsored ADR	684,150
155,012	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	8,914,740

		44,098,478

Real Estate Investment Trusts (REITs) (0.1%):
2,556	Alexander’s, Inc.^	1,117,432

Real Estate Management & Development (0.0%):
13,131	Canary Wharf Group plc*(c)	110,688
2,292	Forestar Group, Inc.*	35,297

		145,985

Semiconductors & Semiconductor Equipment (1.3%):
49,140	Intel Corp.(a)	1,783,291
6,094	Samsung Electronics Co., Ltd.	7,326,305
19,910	Texas Instruments, Inc.	1,064,488
12,300	Xilinx, Inc.	532,467

		10,706,551

Continued

6

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Software (2.6%):
42,508	CA, Inc.	$1,294,369
287,440	Microsoft Corp.	13,351,587
14,870	Oracle Corp.	668,704
12,060	SAP AG	852,607
145,068	Symantec Corp.	3,721,720

		19,888,987

Sovereign Bonds (0.1%):
85,800	Bangkok Bank Public Co., Ltd.	503,801

Specialty Retail (0.5%):
34,252	Best Buy Co., Inc.	1,335,143
503,764	Kingfisher plc	2,654,314

		3,989,457

Technology Hardware, Storage & Peripherals (2.0%):
60,749	Apple, Inc.	6,705,474
126,490	Hewlett-Packard Co.	5,076,044
166,600	Konica Minolta Holdings, Inc.	1,797,343
210,925	Xerox Corp.	2,923,421

		16,502,282

Tobacco (1.7%):
55,557	Altria Group, Inc.	2,737,293
67,257	British American Tobacco plc	3,653,883
51,028	Imperial Tobacco Group plc	2,234,402
52,720	Lorillard, Inc.	3,318,197
13,457	Philip Morris International, Inc.	1,096,073

		13,039,848

Wireless Telecommunication Services (0.9%):
49,000	China Mobile, Ltd.	575,697
7,130	Mobile TeleSystems, Sponsored ADR	51,193
164,437	Turkcell Iletisim Hizmetleri AS, Sponsored ADR*	2,486,287
1,238,869	Vodafone Group plc	4,244,415

		7,357,592

Total Common Stocks (Cost $393,051,079)		460,715,300

Preferred Stocks (0.4%):
Automobiles (0.2%):
5,955	Volkswagen AG, Preferred Shares	1,330,022

Banks (0.0%):
6,800	GMAC Capital Trust I	179,384

Capital Markets (0.0%):
10,000	Morgan Stanley, Series I	253,100

Metals & Mining (0.1%):
20,000	Alcoa, Inc., Series 1	1,009,000

Multi-Utilities (0.1%):
9,300	Dominion Resources, Inc.	483,693

Total Preferred Stocks (Cost $3,425,443)		3,255,199

Convertible Preferred Stocks (0.3%):
Banks (0.3%):
800	Bank of America Corp., Series L	930,376
416	Wells Fargo & Co., Series L, Class A, 0.02%	505,440

		1,435,816

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Convertible Preferred Stocks, continued
Commercial Services & Supplies (0.0%):
$6	CEVA Group plc, Series A-1	$6,000
49	CEVA Group plc, Series A-2	37,626

		43,626

Multi-Utilities (0.0%):
2,500	Dominion Resources, Inc., Series B	150,300
2,500	Dominion Resources, Inc., Series A	150,025

		300,325

Oil, Gas & Consumable Fuels (0.0%):
100	Chesapeake Energy Corp., Series A^	102,375
3,500	SandRidge Energy, Inc., 0.51%	192,938

		295,313

Real Estate Investment Trusts (REITs) (0.0%):
2,500	FelCor Lodging Trust, Inc., Series A, 30.53%^	63,867

Total Convertible Preferred Stocks (Cost $1,873,266)		2,138,947

Convertible Bonds (0.7%):
Automobiles (0.4%):
1,000,000	Fiat Chrysler Automobiles NV, Series FCAU, 7.88%, 12/15/16	1,075,000
1,500,000	Volkswagen International Finance NV, 5.50%, 11/9/15+(a)	2,007,235

		3,082,235

Banks (0.1%):
1,000,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/31/49, Callable 5/1/23 @ 100, Perpetual Bond^(d)	942,000

Construction Materials (0.0%):
300,000	Cemex SAB de C.V., 3.75%, 3/15/18	361,688

Oil, Gas & Consumable Fuels (0.2%):
2,000,000	Cobalt International Energy, Inc., 3.13%, 5/15/24^	1,343,750

Total Convertible Bonds (Cost $6,159,638)		5,729,673

Floating Rate Loans (0.6%):
Diversified Financial Services (0.1%):
3,860,813	Lehman Brothers Holdings, Inc., 0.00%, 12/31/49(d)	953,157

Electric Utilities (0.0%):
149,307	Texas Competitive Electric Holdings Co. LLC, 4.65%, 10/10/17(d)(e)	96,366

Hotels, Restaurants & Leisure (0.1%):
368,078	Caesars Entertainment Operating Co., Inc., 9.75%, 3/1/17(d)	321,608
89,801	Caesars Entertainment Operating Co., Inc., 4.45%, 1/28/18(d)	78,184
429,156	Caesars Entertainment Operating Co., Inc., 5.45%, 1/28/18(d)	374,245

		774,037

Machinery (0.1%):
483,718	Navistar International Corp., 5.75%, 8/17/17(d)	480,090

Continued

7

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Floating Rate Loans, continued
Media (0.1%):
$43,780	Cengage Learning Acquisitions, Inc., 7.00%, 3/31/20(d)	$43,287
224	iHeartCommunications, Inc., 3.81%, 1/19/16(d)	220
3,371	iHeartCommunications, Inc., 3.81%, 1/29/16(d)	3,332
430,631	iHeartCommunications, Inc., 6.91%, 1/30/19(d)	405,100
138,444	iHeartCommunications, Inc., 7.66%, 7/30/19(d)	131,694

		583,633

Oil Gas & Consumable Fuels (0.0%):
459,113	Walter Energy, Inc., 7.25%, 4/1/18(d)	354,793

Oil, Gas & Consumable Fuels (0.1%):
1,000,000	Fieldwood Energy LLC, 8.38%, 9/30/20(d)	726,250
25,502	NGPL PipeCo LLC, 6.75%, 9/15/17(d)	24,705

		750,955

Specialty Retail (0.1%):
883,802	Toys “R” US, 9.75%, 4/24/20(d)	804,260

Total Floating Rate Loans (Cost $6,026,588)		4,797,291

Corporate Bonds (6.8%):
Aerospace & Defense (0.0%):
100,000	TransDigm Group, Inc., 6.00%, 7/15/22, Callable 7/15/17 @ 104.5	99,750
100,000	TransDigm Group, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103.25	100,500

		200,250

Auto Components (0.2%):
100,000	Goodyear Tire & Rubber Co., 8.25%, 8/15/20, Callable 8/15/15 @ 104.13^	106,000
1,600,000	Goodyear Tire & Rubber Co., 6.50%, 3/1/21, Callable 3/1/16 @ 104.88^	1,696,000

		1,802,000

Automobiles (0.1%):
200,000	Chrysler GP / Chrysler CG Co. Issuer, 8.00%, 6/15/19, Callable 6/15/15 @ 104^	210,250
400,000	Chrysler GP / Chrysler CG Co. Issuer, 8.25%, 6/15/21, Callable 6/15/15 @ 104.13	443,000

		653,250

Banks (0.1%):
250,000	JPMorgan Chase & Co., Series 1, 7.90%, 4/29/49, Callable 4/30/18 @ 100(d)	269,075
200,000	Wells Fargo & Co., Series S, 5.90%, 12/31/49, Callable 6/15/24 @ 100(d)	201,500

		470,575

Commercial Services & Supplies (0.1%):
475,000	CEVA Group plc, 4.00%, 5/1/18, Callable 2/9/15 @ 101(a)	413,250

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Consumer Finance (0.1%):
$500,000	OneMain Financial Holdings, Inc., 7.25%, 12/15/21, Callable 12/15/17 @ 103.63^(a)	$512,500

Diversified Consumer Services (0.1%):
500,000	Laureate Education, Inc., 9.25%, 9/1/19, Callable 9/1/15 @ 106.94(a)	515,000

Diversified Telecommunication Services (0.3%):
200,000	CenturyLink, Inc., Series W, 6.75%, 12/1/23^	219,000
1,700,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,877,196

		2,096,196

Electric Utilities (0.2%):
1,000,000	Dynegy Finance I, Inc., 6.75%, 11/1/19, Callable 5/1/17 @ 103.38(a)	1,017,500
330,000	NGL Energy Partners, LP, 6.88%, 10/15/21, Callable 10/15/16 @ 105(a)	325,050
200,000	NRG Yield Operating LLC, 5.38%, 8/15/24, Callable 8/15/19 @ 102.69(a)	203,000

		1,545,550

Food & Staples Retailing (0.1%):
300,000	JBS USA LLC / JBS USA Finance Corp., 8.25%, 2/1/20, Callable 2/1/15 @ 106.19(a)	315,750
161,000	JBS USA LLC / JBS USA Finance Corp., 7.25%, 6/1/21, Callable 6/1/15 @ 105.44(a)	165,830
200,000	US Foods, Inc., 8.50%, 6/30/19, Callable 2/9/15 @ 106.38	212,000
300,000	WhiteWave Foods Co., 5.38%, 10/1/22	309,000

		1,002,580

Health Care Providers & Services (0.4%):
100,000	Community Health Systems, Inc., 5.13%, 8/1/21, Callable 2/1/17 @ 103.85	103,750
300,000	Community Health Systems, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44^	317,813
800,000	HCA, Inc., 7.50%, 2/15/22	914,000
500,000	HCA, Inc., 5.88%, 5/1/23^	526,875
1,400,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,564,500

		3,426,938

Hotels, Restaurants & Leisure (0.1%):
500,000	MGM Resorts International, 10.00%, 11/1/16^	556,250
200,000	MGM Resorts International, 6.75%, 10/1/20	210,000

		766,250

Household Products (0.2%):
300,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 7.88%, 8/15/19, Callable 8/15/15 @ 103.94	316,125
200,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 9.88%, 8/15/19, Callable 8/15/15 @ 104.94	212,000

Continued

8

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Household Products, continued
$500,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 10/15/15 @ 104.31	$512,500
600,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 8.25%, 2/15/21, Callable 2/15/16 @ 104.13^	615,000

		1,655,625

Independent Power and Renewable Electricity Producers (0.5%):
1,000,000	AES Corp., 4.88%, 5/15/23, Callable 5/15/18 @ 102.44^	992,500
350,000	Calpine Corp., 7.88%, 1/15/23, Callable 1/15/17 @ 103.94(a)	385,875
500,000	Calpine Corp., 5.38%, 1/15/23, Callable 10/15/18 @ 102.69^	505,000
500,000	Calpine Corp., 5.75%, 1/15/25, Callable 10/15/19 @ 102.88^	506,250
115,000	RRI Energy, Inc., 7.88%, 6/15/17^	114,425
2,581,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20, Callable 4/1/16 @ 105.75(a)(e)	1,826,058

		4,330,108

IT Services (0.0%):
200,000	SRA International, Inc., 11.00%, 10/1/19, Callable 10/1/15 @ 105.5	212,500

Machinery (0.1%):
245,000	Aviation Capital Group Corp., 6.75%, 4/6/21(a)	277,463
400,000	Navistar International Corp., 8.25%, 11/1/21, Callable 2/9/15 @ 104.13	394,500

		671,963

Media (1.1%):
325,000	Cablevision Systems Corp., 8.63%, 9/15/17	361,563
100,000	Cablevision Systems Corp., 7.75%, 4/15/18	110,000
100,000	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.25%, 2/15/22, Callable 2/15/17 @ 103.94^(a)	100,750
100,000	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.63%, 2/15/24, Callable 2/15/19 @ 102.81(a)	100,500
500,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 4/30/15 @ 104.88	525,000
700,000	CSC Holdings LLC, 6.75%, 11/15/21^	773,500
175,000	Cumulus Media Holdings, Inc., 7.75%, 5/1/19, Callable 5/1/15 @ 103.88^	176,750
1,000,000	Dish DBS Corp., 5.88%, 7/15/22^	1,025,000
500,000	Dish DBS Corp., 5.00%, 3/15/23	483,750
1,548,000	iHeartCommunications, Inc., 9.00%, 12/15/19, Callable 7/15/15 @ 104.5	1,524,779
1,000,000	iHeartCommunications, Inc., 9.00%, 3/1/21, Callable 3/1/16 @ 104.5	980,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Media, continued
$1,500,000	iHeartCommunications, Inc., 9.00%, 9/15/22, Callable 9/15/17 @ 106.75(a)	$1,470,000
200,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103(a)	205,000
1,000,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56(a)	1,010,000
200,000	Visant Corp., 10.00%, 10/1/17, Callable 2/9/15 @ 105^	173,500

		9,020,092

Metals & Mining (0.1%):
500,000	Dynacast International LLC / Dynacast Finance, Inc., 9.25%, 7/15/19, Callable 7/15/15 @ 104.63	536,250
500,000	Molycorp, Inc., 10.00%, 6/1/20, Callable 6/1/16 @ 105^	277,500

		813,750

Multiline Retail (0.1%):
842,243	J.C. Penney Co., Inc., 6.00%, 5/22/18(d)	824,699

Oil, Gas & Consumable Fuels (1.6%):
200,000	Alpha Natural Resources, Inc., 7.50%, 8/1/20, Callable 8/1/16 @ 105.63^(a)	126,000
200,000	Antero Resources Finance Corp., 5.38%, 11/1/21, Callable 11/1/16 @ 104.03	193,500
250,000	Arch Coal, Inc., 7.00%, 6/15/19, Callable 6/15/15 @ 103.5	73,750
750,000	Arch Coal, Inc., 7.25%, 6/15/21, Callable 6/15/16 @ 103.63	218,438
500,000	Bill Barrett Corp., 7.00%, 10/15/22, Callable 10/15/17 @ 103.5^	402,500
200,000	BreitBurn Energy / BreitBurn Finance, 7.88%, 4/15/22, Callable 1/15/17 @ 103.94^	154,500
800,000	California Resources Corp., 6.00%, 11/15/24, Callable 8/15/24 @ 100^(a)	676,000
345,000	Chesapeake Energy Corp., 6.50%, 8/15/17	367,425
200,000	Chesapeake Energy Corp., 7.25%, 12/15/18	219,000
1,700,000	Chesapeake Energy Corp., 5.75%, 3/15/23^(a)	1,750,999
500,000	CONSOL Energy, Inc., 5.88%, 4/15/22, Callable 4/15/17 @ 104.41^(a)	465,000
350,000	Denbury Resources, Inc., 5.50%, 5/1/22, Callable 5/1/17 @ 104.13^	320,250
500,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17, Callable 2/9/15 @ 104.63^	325,000
500,000	EP Energy/EP Finance, Inc., 9.38%, 5/1/20, Callable 5/1/16 @ 104.69	505,000
400,000	EXCO Resources, Inc., 7.50%, 9/15/18, Callable 2/9/15 @ 103.75	305,750
500,000	Halcon Resources Corp., 9.75%, 7/15/20, Callable 7/15/16 @ 104.88	375,000
400,000	Halcon Resources Corp., 8.88%, 5/15/21, Callable 11/15/16 @ 104.44^	301,000
1,300,000	Kinder Morgan (Delaware), Inc., 5.63%, 11/15/23, Callable 8/15/23 @ 100(a)	1,391,553

Continued

9

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$100,000	Linn Energy LLC / Linn Energy Finance Corp., 8.63%, 4/15/20, Callable 4/15/15 @ 104.31	$87,000
325,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.75%, 10/1/20, Callable 10/1/16 @ 105.38	172,250
315,000	NGPL PipeCo LLC, 7.12%, 12/15/17^(a)	309,488
469,000	NGPL PipeCo LLC, 9.63%, 6/1/19, Callable 6/1/15 @ 107.22^(a)	470,173
200,000	Peabody Energy Corp., 6.25%, 11/15/21^	171,000
100,000	Regency Energy Partners LP / Regency Energy Finance Corp., 5.88%, 3/1/22, Callable 12/1/21 @ 100	99,750
100,000	Rice Energy, Inc., 6.25%, 5/1/22, Callable 5/1/17 @ 104.69^(a)	93,000
300,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	294,375
500,000	Samson Investment Co., 9.75%, 2/15/20, Callable 2/15/16 @ 104.88	207,188
900,000	Sanchez Energy Corp., 7.75%, 6/15/21, Callable 6/15/17 @ 103.88^	836,999
500,000	SandRidge Energy, Inc., 8.75%, 1/15/20, Callable 1/15/15 @ 104.38^	337,500
300,000	SandRidge Energy, Inc., 7.50%, 3/15/21, Callable 3/15/16 @ 103.75^	192,000
400,000	W&T Offshore, Inc., 8.50%, 6/15/19, Callable 6/15/15 @ 104.25	262,000
506,000	Walter Energy, Inc., 9.50%, 10/15/19, Callable 10/15/16 @ 107.12^(a)	384,560
217,000	Walter Energy, Inc., 11.00%, 4/1/20, Callable 4/1/17 @ 105.5(a)	70,525

		12,158,473

Professional Services (0.0%):
100,000	United Rentals (North America), Inc., 8.38%, 9/15/20, Callable 9/15/15 @ 104.19	107,250

Real Estate Investment Trusts (REITs) (0.1%):
1,000,000	iStar Financial, Inc., 5.00%, 7/1/19, Callable 7/1/16 @ 102.5	970,000

Semiconductors & Semiconductor Equipment (0.1%):
256,000	Freescale Semiconductor, Inc., 8.05%, 2/1/20, Callable 6/1/15 @ 104.03^	270,080
480,000	Freescale Semiconductor, Inc., 10.75%, 8/1/20, Callable 8/1/15 @ 105.38	524,400

		794,480

Software (0.4%):
500,000	BMC Software Finance, Inc., 8.13%, 7/15/21, Callable 7/15/16 @ 106.1(a)	470,000
1,389,000	First Data Corp., 8.25%, 1/15/21, Callable 1/15/16 @ 104.13^(a)	1,486,230
600,000	First Data Corp., 12.63%, 1/15/21, Callable 1/15/16 @ 112.63^	712,500

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Corporate Bonds, continued
Software, continued
$326,000	First Data Corp., 11.75%, 8/15/21, Callable 5/15/16 @ 108.81	$374,085
141,000	First Data Corp., 8.75%, 1/15/22, Callable 1/15/16 @ 104.38(a)	151,575
200,000	Infor (US), Inc., 9.38%, 4/1/19, Callable 4/1/15 @ 107.03	214,000

		3,408,390

Specialty Retail (0.1%):
400,000	Academy, Ltd., 9.25%, 8/1/19, Callable 2/9/15 @ 106.94(a)	420,000
105,000	Toys “R” US Delaware, Inc., 8.25%, 10/15/19(d)	103,425

		523,425

Trading Companies & Distributors (0.0%):
250,000	HD Supply, Inc., 5.25%, 12/15/21, Callable 12/15/17 @ 103.94(a)	254,375

Wireless Telecommunication Services (0.6%):
507,448	Avaya, Inc., 4.65%, 10/26/17(d)	485,881
124,796	Avaya, Inc., 6.50%, 3/31/18(d)	122,715
339,000	Avaya, Inc., 7.00%, 4/1/19, Callable 4/1/15 @ 103.5^(a)	330,525
1,326,000	Avaya, Inc., 10.50%, 3/1/21, Callable 3/1/17 @ 107.88^(a)	1,133,731
100,000	Frontier Communications Corp., 8.50%, 4/15/20^	111,500
500,000	Sprint Communications, Inc., 9.00%, 11/15/18(a)	568,700
700,000	Sprint Nextel Corp., 9.13%, 3/1/17^	769,965
500,000	Sprint Nextel Corp., 11.50%, 11/15/21	601,250
900,000	T-Mobile USA, Inc., 6.54%, 4/28/20, Callable 4/28/16 @ 103.27	929,250

		5,053,517

Total Corporate Bonds (Cost $55,174,121)		54,202,986

Equity-Linked Securities (0.7%):
Banks (0.4%):
7,000	Barclays Bank plc, 6.00%(a)	594,020
6,000	Credit Suisse NY, 6.00%, MTN(a)	325,980
60,000	Goldman Sachs Group, Inc. (The), 1.00%(a)	1,066,980
8,000	JPMorgan Chase & Co., 7.00%(a)	677,360

		2,664,340

Capital Markets (0.1%):
27,000	Bank of America Corp., 7.00%(a)	611,550

Diversified Financial Services (0.1%):
20,000	Citigroup, Inc., 6.00%(a)	602,600
13,000	Citigroup, Inc., 7.00%(a)	571,350

		1,173,950

Semiconductors & Semiconductor Equipment (0.1%):
30,000	Bank of America Corp., 6.50%	1,064,100

Total Equity-Linked Securities (Cost $5,568,941)		5,513,940

Continued

10

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds (16.0%):
Chemicals (0.0%):
$100,000	Kerling plc, 10.63%, 2/1/17, Callable 2/1/17 @ 102.66+(a)	$122,249

Sovereign Bonds (16.0%):
12,085,000	Bank Negara Monetary Notes, Series 0214, 3.03%, 1/8/15+(f)	3,455,895
3,200,000	Bank Negara Monetary Notes, Series 0414, 3.22%, 1/20/15+(f)	914,084
1,140,000	Bank Negara Monetary Notes, Series 3414, 3.10%, 1/22/15+(f)	325,590
190,000	Bank Negara Monetary Notes, Series 5914, 3.32%, 2/10/15+(f)	54,169
2,150,000	Bank Negara Monetary Notes, Series 0914, 3.09%, 2/17/15+(f)	612,571
3,600,000	Bank Negara Monetary Notes, Series 3614, 3.21%, 3/3/15+(f)	1,024,373
1,400,000	Bank Negara Monetary Notes, Series 1114, 3.00%, 3/5/15+(f)	398,293
150,000	Bank Negara Monetary Notes, Series 1214, 2.89%, 3/12/15+(f)	42,647
5,660,000	Bank Negara Monetary Notes, Series 1314, 3.05%, 3/24/15+(f)	1,607,404
220,000	Bank Negara Monetary Notes, Series 4514, 3.16%, 4/7/15+(f)	62,397
810,000	Bank Negara Monetary Notes, Series 1614, 2.93%, 4/16/15+(f)	229,541
1,250,000	Bank Negara Monetary Notes, Series 4814, 3.24%, 4/23/15+(f)	353,999
17,220,000	Bank Negara Monetary Notes, Series 1914, 2.91%, 4/28/15+(f)	4,874,773
690,000	Bank Negara Monetary Notes, Series 2014, 2.96%, 5/5/15+(f)	195,148
8,425,000	Bank Negara Monetary Notes, Series 2214, 3.06%, 5/19/15+(f)	2,380,095
930,000	Bank Negara Monetary Notes, 3.31%, 5/28/15+(f)	262,503
320,000	Bank Negara Monetary Notes, Series 2514, 3.07%, 6/3/15+(f)	90,272
220,000	Bank Negara Monetary Notes, Series 5814, 3.30%, 6/4/15+(f)	62,056
680,000	Bank Negara Monetary Notes, Series 2814, 3.08%, 6/16/15+(f)	191,589
80,000	Bank Negara Monetary Notes, Series 3014, 3.19%, 6/30/15+(f)	22,510
500,000	Bank Negara Monetary Notes, Series 3014, 3.36%, 6/30/15+(f)	140,684
1,290,000	Bank Negara Monetary Notes, Series 3314, 3.04%, 7/16/15+(f)	362,505
540,000	Bank Negara Monetary Notes, Series 3514, 3.01%, 8/4/15+(f)	151,371
510,000	Bank Negara Monetary Notes, Series 3714, 3.26%, 8/11/15+(f)	142,913

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$2,510,000	Bank Negara Monetary Notes, Series 3714, 3.40%, 8/11/15+(f)	$703,358
400,000	Bank Negara Monetary Notes, Series 4014, 3.16%, 8/18/15+(f)	112,012
370,000	Bank Negara Monetary Notes, Series 4314, 3.32%, 9/8/15+(f)	103,397
320,000	Bank Negara Monetary Notes, Series 4714, 3.15%, 9/22/15+(f)	89,301
400,000	Bank Negara Monetary Notes, Series 5014, 3.19%, 10/1/15+(f)	111,526
120,000	Bank Negara Monetary Notes, Series 5414, 3.23%, 10/27/15+(f)	33,371
240,000	Bank Negara Monetary Notes, Series 5714, 3.23%, 11/3/15+(f)	66,697
365,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/15+(g)	351,301
75,000	Brazil Nota do Tesouro Nacional, Series NTNB, 10.00%, 8/15/16+(g)	72,609
3,200,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.29%, 1/1/17+(f)(g)	1,147,096
230,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/18+(g)	220,806
4,910,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.94%, 1/1/19+(g)	1,707,043
630,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.04%, 1/1/21+(f)(g)	214,149
910,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(g)	873,529
1,790,000	Brazil Nota do Tesouro Nacional, Series NTNF, 1.01%, 1/1/23+(g)	597,342
140,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 5/15/45+(g)	130,327
1,922,000	Canada Treasury Bill, 0.86%, 2/12/15+(f)	1,653,069
840,000	Canada Treasury Bill, 0.86%, 3/12/15+(f)	721,952
230,000	Canada Treasury Bill, 0.89%, 4/23/15+(f)	197,457
1,672,000	Canadian Government, 1.00%, 2/1/15+	1,439,446
260,000	Canadian Government, 1.50%, 8/1/15+	224,493
7,800,000	Hungary Government Bond, Series 15/A, 8.00%, 2/12/15+	30,023
15,720,000	Hungary Government Bond, Series 15/C, 7.75%, 8/24/15+	62,566
12,500,000	Hungary Government Bond, Series 16/C, 5.50%, 2/12/16+	49,906
1,257,570,000	Hungary Government Bond, Series 16/D, 5.50%, 12/22/16+	5,138,533
491,980,000	Hungary Government Bond, Series 17/B, 6.75%, 2/24/17+	2,059,764
309,150,000	Hungary Government Bond, Series 17/A, 6.75%, 11/24/17+	1,321,462
141,790,000	Hungary Government Bond, Series 18/B, 4.00%, 4/25/18+	561,048

Continued

11

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$333,880,000	Hungary Government Bond, Series 18/A, 5.50%, 12/20/18+	$1,398,424
204,600,000	Hungary Government Bond, Series 19/A, 6.50%, 6/24/19+	894,488
9,040,000	Hungary Government Bond, Series 20/A, 7.50%, 11/12/20+	42,248
19,760,000	Hungary Government Bond, Series 22/A, 7.00%, 6/24/22+	92,838
387,060,000	Hungary Government Bond, Series 23/A, 6.00%, 11/24/23+	1,755,131
15,660,000	Hungary Government Bond, Series 25/B, 5.50%, 6/24/25+	69,069
561,000,000	Indonesia Government, Series FR69, 7.88%, 4/15/19+	45,598
47,000,000	Indonesia Government, Series FR31, 11.00%, 11/15/20+	4,331
5,300,000,000	Indonesia Government, Series FR34, 12.80%, 6/15/21+	530,600
120,000,000	Indonesia Government, Series FR53, 8.25%, 7/15/21+	9,935
3,200,000,000	Indonesia Government, Series FR44, 10.00%, 9/15/24+	291,179
3,300,000,000	Indonesia Government, Series FR47, 10.00%, 2/15/28+	302,545
921,000	Irish Government, 5.90%, 10/18/19+	1,400,830
324,000	Irish Government, 4.50%, 4/18/20+	472,290
1,251,000	Irish Government, 5.00%, 10/18/20+	1,893,809
958,580	Irish Government, 5.40%, 3/13/25+	1,598,038
732,800,000	Korea Monetary Stab Bond, Series 0113, 2.06%, 1/13/15+(f)	666,348
1,013,290,000	Korea Monetary Stab Bond, Series 1502, 2.74%, 2/2/15+	922,469
434,060,000	Korea Monetary Stab Bond, Series 1504, 2.47%, 4/2/15+	395,342
1,618,900,000	Korea Monetary Stab Bond, Series 1506, 2.76%, 6/2/15+	1,477,119
368,750,000	Korea Monetary Stab Bond, Series 1506, 2.66%, 6/9/15+	336,730
2,757,580,000	Korea Monetary Stab Bond, Series 1508, 2.80%, 8/2/15+	2,519,387
6,041,000,000	Korea Monetary Stab Bond, Series 1510, 2.81%, 10/2/15+	5,526,365
508,900,000	Korea Monetary Stab Bond, Series 1510, 2.13%, 10/8/15+	464,771
2,618,100,000	Korea Monetary Stab Bond, Series 1512, 2.90%, 12/2/15+	2,399,542
211,700,000	Korea Monetary Stab Bond, Series 1602, 2.78%, 2/2/16+	194,018
3,372,650,000	Korea Monetary Stab Bond, Series 1604, 2.80%, 4/2/16+	3,095,338
797,300,000	Korea Monetary Stab Bond, Series 1606, 2.79%, 6/2/16+	732,424

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$1,750,600,000	Korea Monetary Stab Bond, Series 1608, 2.46%, 8/2/16+	$1,601,528
426,200,000	Korea Monetary Stab Bond, Series 1610, 2.22%, 10/2/16+	388,584
767,500,000	Korea Monetary Stab Bond, Series 1612, 2.07%, 12/2/16+	697,897
314,700,000	Korea Treasury Bond, Series 1506, 3.25%, 6/10/15+	287,774
2,224,930,000	Korea Treasury Bond, Series 1512, 2.75%, 12/10/15+	2,036,922
1,053,800,000	Korea Treasury Bond, Series 1606, 2.75%, 6/10/16+	967,496
1,117,200,000	Korea Treasury Bond, Series 1612, 3.00%, 12/10/16+	1,033,639
96,000	Letra do Tesouro Nacional, Series LTN, 10.13%, 1/1/15+(f)(g)	36,112
160,000	Letra do Tesouro Nacional, Series LTN, 11.32%, 10/1/15+(f)(g)	54,992
2,050,000	Letra do Tesouro Nacional, Series LTN, 11.91%, 1/1/16+(f)(g)	682,884
1,500,000	Letra do Tesouro Nacional, Series LTN, 12.38%, 7/1/16+(f)(g)	470,013
150,000	Letra do Tesouro Nacional, Series LTN, 12.15%, 10/1/16+(f)(g)	45,553
3,160,000	Letra do Tesouro Nacional, Series LTN, 13.41%, 1/1/17+(f)(g)	932,567
1,820,000	Letra do Tesouro Nacional, Series LTN, 14.77%, 1/1/18+(f)(g)	478,110
1,915,000	Malaysian Government, Series 0409, 3.74%, 2/27/15+	548,198
2,485,000	Malaysian Government, Series 0110, 3.84%, 8/12/15+	712,659
3,105,000	Malaysian Government, Series 2/05, 4.72%, 9/30/15+	895,661
13,730,000	Malaysian Government, Series 0312, 3.20%, 10/15/15+	3,916,640
6,000,000	Malaysian Government, Series 0113, 3.17%, 7/15/16+	1,706,182
16,796,000	Mexican Cetes, Series BI, 0.00%, 3/19/15+(h)	113,142
182,810,000	Mexican Cetes, Series BI, 0.00%, 4/1/15+(h)	1,230,177
43,258,000	Mexican Cetes, Series BI, 0.00%, 4/16/15+(h)	290,719
33,120,000	Mexican Cetes, Series BI, 0.00%, 5/28/15+(h)	221,818
33,834,000	Mexican Cetes, Series BI, 0.00%, 6/11/15+(h)	226,210
12,010,000	Mexican Cetes, Series BI, 0.00%, 7/23/15+(h)	80,042
44,372,000	Mexican Cetes, Series BI, 0.00%, 9/17/15+(h)	294,202
25,153,000	Mexican Cetes, Series BI, 0.00%, 10/1/15+(h)	166,553
4,168,000	Mexican Cetes, Series BI, 0.00%, 11/12/15+(h)	27,468
8,604,000	Mexican Cetes, Series BI, 0.00%, 12/10/15+(h)	56,516
1,908,400	Mexican Udibonos, 5.00%, 6/16/16+(d)(h)	137,429
1,623,273	Mexican Udibonos, 3.50%, 12/14/17+(d)(h)	117,449

Continued

12

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$980,288	Mexican Udibonos, 4.00%, 6/13/19+(d)(h)	$72,523
790,555	Mexican Udibonos, 2.50%, 12/10/20+(d)(h)	54,875
22,590,000	Mexico Bonos Desarr, Series M, 6.00%, 6/18/15+(d)(h)	1,551,787
21,310,000	Mexico Bonos Desarr, Series M 10, 8.00%, 12/17/15+(d)(h)	1,508,528
28,886,000	Mexico Bonos Desarr, Series M, 6.25%, 6/16/16+(d)(h)	2,031,502
2,407,000	Mexico Bonos Desarr, Series M 10, 7.25%, 12/15/16+(d)(h)	174,058
1,010,000	Monetary Authority of Singapore Bill, Series 84, 0.00%, 1/2/15+(f)	762,667
540,000	Monetary Authority of Singapore Bill, 0.27%, 1/9/15+(f)	407,710
3,100,000	Monetary Authority of Singapore Bill, Series 168, 0.59%, 1/20/15+(f)	2,340,088
2,641,000	Monetary Authority of Singapore Bill, Series 84, 0.62%, 1/30/15+(f)	1,993,236
2,286,000	Monetary Authority of Singapore Bill, Series 84, 0.63%, 2/13/15+(f)	1,724,866
1,690,000	Monetary Authority of Singapore Bill, Series 87, 0.64%, 2/23/15+(f)	1,274,928
3,030,000	Philippine Government International Bond, Series 7-48, 7.00%, 1/27/16+	70,887
14,210,000	Philippine Government International Bond, Series 3-20, 1.63%, 4/25/16+	314,363
1,830,000	Philippine Government International Bond, Series 1042, 9.13%, 9/4/16+	45,414
1,800,000	Philippine Treasury Bill, Series 364, 1.20%, 4/8/15+(f)	40,035
960,000	Philippine Treasury Bill, Series 182, 1.36%, 5/6/15+(f)	21,292
1,470,000	Philippine Treasury Bill, Series 364, 1.40%, 6/3/15+(f)	32,577
440,000	Philippine Treasury Bill, Series 364, 1.43%, 7/8/15+(f)	9,733
520,000	Philippine Treasury Bill, Series 364, 1.28%, 8/5/15+(f)	11,482
1,800,000	Philippine Treasury Bill, Series 364, 1.49%, 9/2/15+(f)	39,676
3,580,000	Philippine Treasury Bill, 1.49%, 10/7/15+(f)	78,638
1,120,000	Philippine Treasury Bill, Series 364, 1.36%, 11/4/15+(f)	24,623
2,780,000	Philippine Treasury Bill, Series 364, 1.43%, 12/2/15+(f)	60,926
1,201,000	Poland Government Bond, Series 0415, 5.50%, 4/25/15+	343,575
1,146,000	Poland Government Bond, Series 0715, 2.91%, 7/25/15+(f)	320,997
15,863,000	Poland Government Bond, Series 1015, 6.25%, 10/24/15+	4,642,162

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Foreign Bonds, continued
Sovereign Bonds, continued
$7,419,000	Poland Government Bond, Series 0116, 2.95%, 1/25/16+(f)	$2,058,623
3,145,000	Poland Government Bond, Series 0416, 5.00%, 4/25/16+	925,424
6,340,000	Poland Government Bond, Series 0716, 2.88%, 7/25/16+(f)	1,742,834
12,465,000	Poland Government Bond, Series 1016, 4.75%, 10/25/16+	3,706,860
3,343,000	Poland Government Bond, Series 0117, 2.69%, 1/25/17+(d)	944,895
160,000	Poland Government Bond, Series 0417, 4.75%, 4/25/17+	48,148
3,391,000	Poland Government Bond, Series 0121, 2.69%, 1/25/21+(d)	943,805
15,500	Portugal Obrigacoes do Tesouro, 4.95%, 10/25/23+(a)	22,185
38,700	Portugal Obrigacoes do Tesouro, 5.65%, 2/15/24+(a)	57,922
2,250,000	Portugal Obrigacoes do Tesouro, 3.88%, 2/15/30+(a)	2,847,575
180,000	Republic of Hungary, 4.38%, 7/4/17+(a)	233,398
260,000	Republic of Hungary, 5.75%, 6/11/18+(a)	358,616
70,000	Republic of Hungary, 6.00%, 1/11/19+	98,261
350,000	Singapore Government , 1.13%, 4/1/16+	266,003
200,000	Singapore Treasury Bill, 0.84%, 3/27/15+(f)	150,788
34,500,000	Swedish Government Bond, Series 1049, 4.50%, 8/12/15+	4,545,573
100,000	Ukraine Government, 4.95%, 10/13/15+(a)	81,669

		126,923,034

Total Foreign Bonds (Cost $135,515,888)		127,045,283

Yankee Dollars (3.3%):
Chemicals (0.0%):
300,000	INEOS Finance plc, 8.38%, 2/15/19, Callable 2/15/15 @ 106.28(a)	318,750
200,000	INEOS Group Holdings SA, 5.88%, 2/15/19, Callable 2/15/16 @ 102.94(a)	189,500

		508,250

Construction & Engineering (0.0%):
400,000	Abengoa Finance SAU, 8.88%, 11/1/17(a)	380,000

Construction Materials (0.1%):
300,000	Cemex SAB de C.V., 5.88%, 3/25/19, Callable 3/25/16 @ 102.94(a)	304,500
500,000	Cemex SAB de C.V., 7.25%, 1/15/21, Callable 1/15/18 @ 103.63(a)	523,750

		828,250

Containers & Packaging (0.2%):
700,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.25%, 1/31/19, Callable 1/31/16 @ 103.13(a)	684,250

Continued

13

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Yankee Dollars, continued
Containers & Packaging, continued
$800,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21, Callable 1/31/17 @ 103.38^(a)	$796,000

		1,480,250

Diversified Telecommunication Services (0.0%):
400,000	Intelsat Jackson Holding SA, 5.50%, 8/1/23, Callable 8/1/18 @ 102.75	397,560

Energy Equipment & Services (0.2%):
300,000	CGGVeritas, 6.50%, 6/1/21, Callable 6/1/16 @ 103.25^	228,000
2,000,000	Ocean Rig UDW, Inc., 7.25%, 4/1/19, Callable 4/1/17 @ 105.44(a)	1,400,000

		1,628,000

Independent Power and Renewable Electricity Producers (0.1%):
1,000,000	InterGen NV, 7.00%, 6/30/23, Callable 6/30/18 @ 103.5^(a)	950,000

Marine (0.1%):
200,000	Stena AB, 7.00%, 2/1/24^(a)	183,000
400,000	Stena International SA, 5.75%, 3/1/24^(a)	376,000

		559,000

Media (0.1%):
300,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 106(a)	300,563
500,000	Numericable Group SA, 6.00%, 5/15/22, Callable 5/15/17 @ 104.5(a)	502,750

		803,313

Metals & Mining (0.2%):
230,000	First Quantum Minerals, Ltd., 6.75%, 2/15/20, Callable 2/15/17 @ 103.38^(a)	208,150
230,000	First Quantum Minerals, Ltd., 7.00%, 2/15/21, Callable 2/15/18 @ 103.5^(a)	207,000
222,222	FMG Resources Pty, Ltd., 6.88%, 2/1/18, Callable 2/9/15 @ 103.44^(a)	201,667
250,000	FMG Resources Pty, Ltd., 8.25%, 11/1/19, Callable 11/1/15 @ 104^(a)	227,500

		844,317

Oil, Gas & Consumable Fuels (0.0%):
500,000	Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp., 6.50%, 4/1/19, Callable 10/1/16 @ 103.25^(a)	376,250

Real Estate Investment Trusts (REITs) (0.1%):
500,000	Algeco Scotsman Global Finance plc, 8.50%, 10/15/18, Callable 10/15/15 @ 104.25^(a)	482,500

Sovereign Bonds (1.8%):
200,000	Financing of Infrastructure, 7.40%, 4/20/18(a)	119,322
430,000	Republic of Hungary, 4.13%, 2/19/18	445,944
1,077,000	Republic of Hungary, 6.25%, 1/29/20	1,210,279
542,000	Republic of Hungary, 6.38%, 3/29/21	619,574

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Yankee Dollars, continued
Sovereign Bonds, continued
$800,000	Republic of Hungary, 5.38%, 2/21/23	$862,000
240,000	Republic of Iceland, 5.88%, 5/11/22(a)	268,972
100,000	Republic of Lithuania, 7.38%, 2/11/20(a)	120,613
230,000	Republic of Lithuania, 7.38%, 2/11/20(a)	277,409
150,000	Republic of Lithuania, 6.13%, 3/9/21(a)	174,470
1,840,000	Republic of Portugal, 5.13%, 10/15/24(a)	1,932,953
200,000	Republic of Serbia, 5.25%, 11/21/17(a)	205,400
300,000	Republic of Serbia, 4.88%, 2/25/20(a)	299,550
320,000	Republic of Serbia, 7.25%, 9/28/21(a)	358,426
1,400,000	Republic of Slovenia, 5.50%, 10/26/22(a)	1,552,250
1,025,000	Republic of Slovenia, 5.85%, 5/10/23(a)	1,158,916
484,700	Russia Foreign Bond, 7.50%, 3/31/30(a)	502,634
200,000	Ukraine Government, 6.25%, 6/17/16(a)	129,700
100,000	Ukraine Government, 6.58%, 11/21/16(a)	62,000
760,000	Ukraine Government, 9.25%, 7/24/17(a)	463,600
1,400,000	Ukraine Government, 6.75%, 11/14/17(a)	866,320
620,000	Ukraine Government, 7.75%, 9/23/20(a)	372,000
1,430,000	Ukraine Government, 7.95%, 2/23/21(a)	872,300
1,240,000	Ukraine Government, 7.80%, 11/28/22(a)	756,400
2,400,000	Ukraine Government, 7.50%, 4/17/23(a)	1,415,999

		15,047,031

Wireless Telecommunication Services (0.4%):
500,000	Telecom Italia SpA, 5.30%, 5/30/24(a)	506,250
1,000,000	Virgin Media Secured Finance plc, 5.50%, 1/15/25, Callable 1/15/19 @ 102.75(a)	1,032,500
500,000	Wind Acquisition Finance SA, 7.38%, 4/23/21, Callable 4/23/17 @ 103.69(a)	471,900

		2,010,650

Total Yankee Dollars (Cost $28,789,781)		26,295,371

Municipal Bond (0.1%):
Puerto Rico (0.1%):
569,000	Puerto Rico Commonwealth, GO, Series A, 8.00%, 7/1/35, Callable 7/1/20 @ 100	495,030

Total Municipal Bond (Cost $530,442)		495,030

U.S. Treasury Obligations (1.0%):
U.S. Treasury Bills (1.0%)
3,000,000	0.04%, 1/2/15(f)	3,000,000
1,000,000	0.06%, 1/8/15(f)	999,998
1,000,000	0.06%, 1/22/15(f)	999,983
1,000,000	0.04%, 4/9/15(f)	999,926
1,000,000	0.06%, 4/30/15^(f)	999,853
1,000,000	0.06%, 5/14/15(f)	999,807

		7,999,567

Total U.S. Treasury Obligations (Cos$7,999,432)		7,999,567

U.S. Government Agency Mortgages (2.5%):
20,000,000	Federal Home Loan Bank, 0.00%, 1/2/15(f)	20,000,000

Total U.S. Government Agency Mortgages (Cost $20,000,000)		20,000,000

Continued

14

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (9.2%):
$73,231,722	Allianz Variable Insurance Products Securities Lending Collateral Trust(i)	$73,231,722

Total Securities Held as Collateral for Securities on Loan (Cost $73,231,722)		73,231,722

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Unaffiliated Investment Company (7.8%):
$62,395,347	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	$62,395,347

Total Unaffiliated Investment Company (Cost $62,395,347)		62,395,347

Total Investment Securities (Cost $799,741,688)(j) — 107.3%		853,815,656
Net other assets (liabilities) — (7.3)%		(58,302,368)

Net Assets — 100.0%		$795,513,288

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

GO—General Obligation

MTN—Medium Term Note

*	Non-income producing security.

#	Security issued in connection with a pending litigation settlement.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $70,346,825.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.00% of the net assets of the fund.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 0.03% of the net assets of the fund.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2014.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “_” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	0.2%
Bermuda	0.1%
Brazil	1.0%
Canada	1.5%
China	0.4%
Denmark	0.5%
France	1.9%
Germany	1.8%
Hong Kong	0.3%
Hungary	2.0%
Iceland	—	%NM
Indonesia	0.1%
Ireland (Republic of)	1.1%
Israel	1.0%
Italy	0.7%
Japan	0.7%
Korea, Republic Of	1.0%
Lithuania	0.1%
Luxembourg	0.2%
Malaysia	3.2%

NM	Not meaningful, amount is less than 0.05%.

Country	Percentage
Marshall Islands	0.2%
Mauritania	—	%NM
Mexico	1.1%
Netherlands	2.4%
Philippines	0.1%
Poland	1.8%
Portugal	0.7%
Republic of Korea (South)	3.6%
Russian Federation	0.3%
Serbia (Republic of)	0.1%
Singapore	1.5%
Slovenia	0.3%
Spain	0.6%
Sweden	1.1%
Switzerland	1.7%
Thailand	0.1%
Turkey	0.3%
Ukraine	0.5%
United Kingdom	6.3%
United States	59.5%

	100.0%

Continued

15

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America	2/19/15	3,367,179	$5,580,553	$5,245,316	$335,237
British Pound	Credit Suisse First Boston	2/19/15	3,094,491	5,145,824	4,820,533	325,291
British Pound	Deutsche Bank	2/19/15	212,211	331,895	330,578	1,317
British Pound	HSBC Bank	2/19/15	185,296	292,921	288,650	4,271
British Pound	State Street	2/19/15	3,515,514	5,818,955	5,476,391	342,564
European Euro	Deutsche Bank	1/7/15	312,372	426,054	377,968	48,086
European Euro	Bank of America	1/20/15	1,386,664	1,872,103	1,678,074	194,029
European Euro	Barclays Bank	1/20/15	18,218	22,849	22,047	802
European Euro	Credit Suisse First Boston	1/20/15	94,869	120,128	114,807	5,321
European Euro	Deutsche Bank	1/20/15	121,479	155,558	147,008	8,550
European Euro	HSBC Bank	1/20/15	136,727	175,175	165,459	9,716
European Euro	State Street	1/20/15	381,903	505,190	462,160	43,030
European Euro	Barclays Bank	1/21/15	97,000	132,211	117,386	14,825
European Euro	Deutsche Bank	1/26/15	1,650,000	2,239,380	1,996,870	242,510
European Euro	Deutsche Bank	1/30/15	2,630,000	3,594,684	3,183,027	411,657
European Euro	Deutsche Bank	2/3/15	2,280,000	3,090,426	2,759,493	330,933
European Euro	Deutsche Bank	2/9/15	1,411,000	1,908,660	1,707,805	200,855
European Euro	Goldman Sachs	2/9/15	181,000	252,267	219,074	33,193
European Euro	JPMorgan Chase	2/19/15	30,000	41,142	36,313	4,829
European Euro	Barclays Bank	2/20/15	210,000	288,555	254,192	34,363
European Euro	Goldman Sachs	2/23/15	17,000	23,395	20,578	2,817
European Euro	Deutsche Bank	2/25/15	277,730	381,740	336,185	45,555
European Euro	Barclays Bank	2/26/15	170,862	234,619	206,825	27,794
European Euro	Bank of America	2/27/15	76,694	104,864	92,837	12,027
European Euro	Deutsche Bank	3/5/15	43,000	59,282	52,054	7,228
European Euro	Barclays Bank	3/9/15	141,063	193,749	170,772	22,977
European Euro	Deutsche Bank	3/9/15	660,000	906,147	799,002	107,145
European Euro	HSBC Bank	3/9/15	15,000	20,621	18,159	2,462
European Euro	Citibank	3/10/15	1,704,605	2,359,216	2,063,632	295,584
European Euro	Morgan Stanley	3/10/15	43,000	59,554	52,057	7,497
European Euro	Deutsche Bank	3/16/15	134,000	185,857	162,234	23,623
European Euro	JPMorgan Chase	3/16/15	15,000	20,787	18,160	2,627
European Euro	Barclays Bank	3/17/15	10,012	13,962	12,122	1,840
European Euro	Citibank	3/17/15	10,643	14,850	12,886	1,964
European Euro	Barclays Bank	3/23/15	9,076	12,638	10,989	1,649
European Euro	Deutsche Bank	3/23/15	173,000	240,816	209,466	31,350
European Euro	Deutsche Bank	3/26/15	78,000	107,418	94,444	12,974
European Euro	Barclays Bank	3/27/15	200,000	276,200	242,168	34,032
European Euro	Deutsche Bank	3/31/15	4,566	6,285	5,529	756
European Euro	Goldman Sachs	3/31/15	130,000	165,705	157,415	8,290
European Euro	Barclays Bank	4/2/15	17,912	24,691	21,690	3,001
European Euro	Deutsche Bank	4/7/15	192,660	265,773	233,307	32,466
European Euro	HSBC Bank	4/10/15	73,000	100,643	88,404	12,239
European Euro	Deutsche Bank	4/13/15	77,961	107,607	94,415	13,192
European Euro	Standard Charter	4/13/15	37,000	51,143	44,809	6,334
European Euro	JPMorgan Chase	4/14/15	99,000	137,219	119,896	17,323
European Euro	Deutsche Bank	4/15/15	370,000	513,264	448,099	65,165
European Euro	HSBC Bank	4/16/15	78,849	109,491	95,493	13,998
European Euro	Barclays Bank	4/22/15	16,935	23,372	20,511	2,861
European Euro	JPMorgan Chase	4/22/15	5,188	7,177	6,284	893
European Euro	Barclays Bank	4/30/15	11,783	16,337	14,272	2,065
European Euro	Standard Charter	4/30/15	380,000	525,867	460,283	65,584

Continued

16

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	Barclays Bank	5/5/15	228,900	$317,223	$277,274	$39,949
European Euro	Barclays Bank	5/7/15	112,000	155,432	135,672	19,760
European Euro	Goldman Sachs	5/7/15	317,570	440,832	384,691	56,141
European Euro	Deutsche Bank	5/12/15	1,425,000	1,973,340	1,726,277	247,063
European Euro	Citibank	5/13/15	136,787	188,451	165,709	22,742
European Euro	Goldman Sachs	5/13/15	142,000	195,654	172,024	23,630
European Euro	Standard Charter	5/13/15	56,000	77,032	67,840	9,192
European Euro	Goldman Sachs	5/14/15	87,000	119,837	105,396	14,441
European Euro	Bank of America	5/18/15	1,201,984	1,500,917	1,456,202	44,715
European Euro	Barclays Bank	5/18/15	266,076	365,248	322,351	42,897
European Euro	Credit Suisse First Boston	5/18/15	1,222,355	1,526,170	1,480,881	45,289
European Euro	Deutsche Bank	5/18/15	1,231,873	1,537,755	1,492,412	45,343
European Euro	HSBC Bank	5/18/15	52,599	65,096	63,724	1,372
European Euro	State Street	5/18/15	21,956	27,325	26,600	725
European Euro	JPMorgan Chase	5/20/15	327,027	410,450	396,201	14,249
European Euro	Deutsche Bank	5/21/15	130,000	163,254	157,500	5,754
European Euro	Goldman Sachs	5/21/15	289,000	396,742	350,134	46,608
European Euro	Barclays Bank	5/22/15	363,741	498,734	440,690	58,044
European Euro	JPMorgan Chase	5/26/15	172,504	235,816	209,006	26,810
European Euro	Barclays Bank	5/29/15	72,758	99,061	88,156	10,905
European Euro	Goldman Sachs	6/1/15	760,000	1,034,121	920,874	113,247
European Euro	Barclays Bank	6/5/15	237,868	323,964	288,231	35,733
European Euro	HSBC Bank	6/8/15	1,113,075	1,449,602	1,348,786	100,816
European Euro	Deutsche Bank	6/10/15	285,500	390,079	345,966	44,113
European Euro	Deutsche Bank	6/15/15	124,000	168,066	150,270	17,796
European Euro	Barclays Bank	6/22/15	28,929	39,356	35,060	4,296
European Euro	Deutsche Bank	6/22/15	420,000	571,116	509,016	62,100
European Euro	Barclays Bank	7/16/15	82,000	112,001	99,420	12,581
European Euro	Morgan Stanley	7/16/15	277,000	378,205	335,844	42,361
European Euro	Deutsche Bank	7/17/15	514,000	698,912	623,203	75,709
European Euro	Barclays Bank	7/20/15	129,000	174,889	156,416	18,473
European Euro	Deutsche Bank	7/20/15	360,000	488,160	436,510	51,650
European Euro	JPMorgan Chase	7/20/15	910,000	1,233,568	1,103,401	130,167
European Euro	Deutsche Bank	7/21/15	470,000	637,250	569,899	67,351
European Euro	Deutsche Bank	7/22/15	71,000	96,269	86,093	10,176
European Euro	Morgan Stanley	7/22/15	366,000	495,469	443,803	51,666
European Euro	Deutsche Bank	7/23/15	93,795	127,062	113,736	13,326
European Euro	Deutsche Bank	7/27/15	207,975	280,467	252,210	28,257
European Euro	Goldman Sachs	7/27/15	197,000	265,783	238,901	26,882
European Euro	Citibank	7/28/15	60,360	81,421	73,200	8,221
European Euro	Barclays Bank	7/29/15	19,995	26,919	24,248	2,671
European Euro	Deutsche Bank	7/29/15	9,978	13,442	12,101	1,341
European Euro	JPMorgan Chase	7/31/15	380,000	510,895	460,859	50,036
European Euro	Barclays Bank	8/4/15	97,592	130,904	118,368	12,536
European Euro	HSBC Bank	8/4/15	380,000	509,970	460,895	49,075
European Euro	UBS Warburg	8/4/15	380,000	509,960	460,895	49,065
European Euro	Barclays Bank	8/5/15	229,000	307,839	277,755	30,084
European Euro	JPMorgan Chase	8/5/15	269,500	362,305	326,878	35,427
European Euro	Citibank	8/10/15	44,168	59,068	53,576	5,492
European Euro	Deutsche Bank	8/11/15	180,000	241,192	218,349	22,843
European Euro	JPMorgan Chase	8/11/15	239,500	320,780	290,525	30,255
European Euro	Goldman Sachs	8/12/15	61,000	81,907	73,997	7,910
European Euro	Morgan Stanley	8/14/15	66,000	82,431	80,066	2,365
European Euro	Morgan Stanley	8/17/15	66,000	88,607	80,070	8,537
European Euro	Barclays Bank	8/18/15	237,000	318,058	287,531	30,527
European Euro	Deutsche Bank	8/20/15	133,000	178,396	161,364	17,032
European Euro	JPMorgan Chase	8/20/15	263,000	352,913	319,087	33,826

Continued

17

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro	Barclays Bank	8/26/15	75,988	$101,112	$92,204	$8,908
European Euro	Deutsche Bank	8/31/15	28,980	38,330	35,168	3,162
European Euro	Deutsche Bank	9/2/15	49,000	64,753	59,465	5,288
European Euro	Deutsche Bank	9/8/15	137,800	181,789	167,249	14,540
European Euro	JPMorgan Chase	9/8/15	1,125,000	1,463,738	1,365,421	98,317
European Euro	Barclays Bank	9/21/15	19,406	25,254	23,559	1,695
European Euro	Deutsche Bank	9/23/15	229,000	295,742	278,020	17,722
European Euro	Barclays Bank	9/24/15	45,864	59,136	55,683	3,453
European Euro	Citibank	9/28/15	13,451	17,348	16,332	1,016
European Euro	Deutsche Bank	9/28/15	107,000	137,798	129,917	7,881
European Euro	Barclays Bank	9/29/15	200,000	255,361	242,841	12,520
European Euro	HSBC Bank	9/30/15	180,000	229,362	218,561	10,801
European Euro	Deutsche Bank	10/1/15	1,320,000	1,683,818	1,602,810	81,008
European Euro	Deutsche Bank	10/9/15	420,000	532,791	510,064	22,727
European Euro	Barclays Bank	10/14/15	1,688,000	2,156,167	2,050,172	105,995
European Euro	JPMorgan Chase	10/14/15	3,156,000	4,032,529	3,833,142	199,387
European Euro	Deutsche Bank	10/15/15	320,000	406,096	388,666	17,430
European Euro	Barclays Bank	10/16/15	1,172,000	1,494,886	1,423,516	71,370
European Euro	Deutsche Bank	10/21/15	570,000	732,678	692,392	40,286
European Euro	Barclays Bank	10/22/15	3,724,000	4,771,245	4,523,712	247,533
European Euro	Deutsche Bank	10/26/15	319,000	404,923	387,534	17,389
European Euro	Barclays Bank	10/27/15	175,515	222,899	213,227	9,672
European Euro	Deutsche Bank	10/30/15	1,747,075	2,230,927	2,122,581	108,346
European Euro	Deutsche Bank	11/3/15	7,376	9,342	8,962	380
European Euro	Barclays Bank	11/6/15	49,418	62,081	60,048	2,033
European Euro	Citibank	11/9/15	1,793,000	2,245,060	2,178,800	66,260
European Euro	Deutsche Bank	11/9/15	3,620,000	4,538,756	4,398,916	139,840
European Euro	Citibank	11/12/15	1,801,000	2,257,337	2,188,649	68,688
European Euro	JPMorgan Chase	11/12/15	278,508	348,984	338,454	10,530
European Euro	Deutsche Bank	11/16/15	335,703	420,116	407,992	12,124
European Euro	Deutsche Bank	11/19/15	93,863	117,333	114,082	3,251
European Euro	Deutsche Bank	11/20/15	1,113,000	1,396,993	1,352,773	44,220
European Euro	Deutsche Bank	12/4/15	100,000	124,770	121,576	3,194
European Euro	Standard Charter	12/9/15	76,800	94,873	93,379	1,494
European Euro	Bank of America	12/15/15	433,000	538,414	526,536	11,878
European Euro	JPMorgan Chase	12/15/15	97,000	121,088	117,954	3,134
European Euro	Deutsche Bank	12/17/15	525,093	655,631	638,548	17,083
Japanese Yen	Deutsche Bank	1/7/15	5,989,000	57,509	50,012	7,497
Japanese Yen	Goldman Sachs	1/8/15	23,997,000	231,383	200,390	30,993
Japanese Yen	Citibank	1/13/15	1,520,000	14,533	12,694	1,839
Japanese Yen	Standard Charter	1/14/15	4,550,000	43,549	37,997	5,552
Japanese Yen	Barclays Bank	1/15/15	101,530,000	979,037	847,893	131,144
Japanese Yen	HSBC Bank	1/15/15	5,640,000	54,231	47,101	7,130
Japanese Yen	JPMorgan Chase	1/15/15	66,000,000	636,362	551,177	85,185
Japanese Yen	Deutsche Bank	1/16/15	38,540,000	372,846	321,857	50,989
Japanese Yen	Standard Charter	1/16/15	7,340,000	71,040	61,298	9,742
Japanese Yen	JPMorgan Chase	1/20/15	33,615,000	323,785	280,737	43,048
Japanese Yen	Goldman Sachs	1/27/15	7,610,000	73,615	63,559	10,056
Japanese Yen	Deutsche Bank	1/28/15	7,248,281	70,992	60,539	10,453
Japanese Yen	HSBC Bank	1/28/15	9,353,364	91,399	78,121	13,278
Japanese Yen	Deutsche Bank	1/30/15	121,466,500	1,191,642	1,014,523	177,119
Japanese Yen	JPMorgan Chase	2/6/15	100,100,000	991,397	836,112	155,285
Japanese Yen	Standard Charter	2/6/15	100,170,000	991,807	836,697	155,110
Japanese Yen	Barclays Bank	2/9/15	100,180,000	991,778	836,801	154,977
Japanese Yen	JPMorgan Chase	2/9/15	100,400,000	991,800	838,638	153,162
Japanese Yen	Citibank	2/10/15	5,590,000	55,059	46,694	8,365
Japanese Yen	Goldman Sachs	2/12/15	3,771,000	36,934	31,500	5,434

Continued

18

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	HSBC Bank	2/12/15	53,860,000	$528,441	$449,902	$78,539
Japanese Yen	JPMorgan Chase	2/12/15	53,831,000	528,776	449,660	79,116
Japanese Yen	Citibank	2/13/15	71,350,000	700,059	596,004	104,055
Japanese Yen	JPMorgan Chase	2/13/15	35,730,000	349,800	298,462	51,338
Japanese Yen	Citibank	2/17/15	35,630,000	349,177	297,636	51,541
Japanese Yen	Goldman Sachs	2/18/15	36,744,860	361,981	306,951	55,030
Japanese Yen	JPMorgan Chase	2/18/15	37,560,000	369,893	313,761	56,132
Japanese Yen	HSBC Bank	2/24/15	4,020,000	39,403	33,583	5,820
Japanese Yen	Barclays Bank	2/25/15	17,870,000	174,469	149,287	25,182
Japanese Yen	JPMorgan Chase	2/25/15	4,000,000	39,039	33,416	5,623
Japanese Yen	Barclays Bank	2/26/15	35,700,000	349,086	298,243	50,843
Japanese Yen	Deutsche Bank	2/27/15	11,991,000	117,640	100,175	17,465
Japanese Yen	JPMorgan Chase	3/3/15	9,700,000	95,259	81,039	14,220
Japanese Yen	HSBC Bank	3/4/15	4,600,000	45,076	38,431	6,645
Japanese Yen	Barclays Bank	3/9/15	64,145,400	627,287	535,943	91,344
Japanese Yen	JPMorgan Chase	3/16/15	44,142,850	431,188	368,850	62,338
Japanese Yen	Citibank	3/17/15	2,260,084	22,088	18,885	3,203
Japanese Yen	Citibank	3/19/15	46,322,000	456,311	387,072	69,239
Japanese Yen	Morgan Stanley	3/19/15	7,060,000	69,922	58,994	10,928
Japanese Yen	Deutsche Bank	3/24/15	20,538,000	201,124	171,628	29,496
Japanese Yen	Barclays Bank	3/25/15	25,522,830	249,904	213,287	36,617
Japanese Yen	Citibank	4/15/15	3,500,000	34,576	29,256	5,320
Japanese Yen	Morgan Stanley	4/16/15	68,447,040	673,280	572,144	101,136
Japanese Yen	Barclays Bank	4/17/15	32,710,000	321,923	273,424	48,499
Japanese Yen	JPMorgan Chase	4/21/15	19,660,000	192,815	164,347	28,468
Japanese Yen	JPMorgan Chase	4/22/15	24,420,000	239,547	204,140	35,407
Japanese Yen	Citibank	5/12/15	5,590,000	55,198	46,741	8,457
Japanese Yen	Goldman Sachs	5/13/15	7,475,000	73,638	62,504	11,134
Japanese Yen	Standard Charter	5/13/15	5,588,000	55,098	46,725	8,373
Japanese Yen	Citibank	5/14/15	5,587,000	54,964	46,717	8,247
Japanese Yen	Bank of America	5/18/15	84,777,550	835,000	708,927	126,073
Japanese Yen	Bank of America	5/19/15	84,522,875	835,000	706,806	128,194
Japanese Yen	Barclays Bank	5/19/15	84,752,500	835,000	708,726	126,274
Japanese Yen	Citibank	5/19/15	84,652,200	835,000	707,887	127,113
Japanese Yen	HSBC Bank	5/19/15	84,820,600	835,000	709,295	125,705
Japanese Yen	JPMorgan Chase	5/20/15	5,564,000	47,420	46,528	892
Japanese Yen	Goldman Sachs	6/1/15	48,990,000	482,670	409,734	72,936
Japanese Yen	Citibank	6/9/15	51,300,000	502,291	429,096	73,195
Japanese Yen	HSBC Bank	6/9/15	76,900,000	752,866	643,225	109,641
Japanese Yen	Barclays Bank	6/10/15	60,420,000	591,729	505,386	86,343
Japanese Yen	Citibank	6/10/15	95,140,000	930,355	795,803	134,552
Japanese Yen	HSBC Bank	6/10/15	64,350,000	630,453	538,258	92,195
Japanese Yen	Deutsche Bank	6/11/15	21,300,000	208,537	178,167	30,370
Japanese Yen	JPMorgan Chase	6/11/15	59,620,000	583,583	498,700	84,883
Japanese Yen	Citibank	6/17/15	2,416,000	23,749	20,210	3,539
Japanese Yen	JPMorgan Chase	6/17/15	25,100,000	246,755	209,968	36,787
Japanese Yen	Deutsche Bank	6/22/15	69,330,000	680,841	579,998	100,843
Japanese Yen	Barclays Bank	6/30/15	16,411,000	161,960	137,305	24,655
Japanese Yen	Deutsche Bank	7/13/15	26,073,000	257,181	218,209	38,972
Japanese Yen	Morgan Stanley	7/23/15	50,187,445	497,122	420,123	76,999
Japanese Yen	Citibank	7/24/15	74,785,000	739,991	626,045	113,946
Japanese Yen	JPMorgan Chase	7/24/15	115,000,000	1,137,319	962,696	174,623
Japanese Yen	JPMorgan Chase	7/27/15	40,100,000	396,794	335,711	61,083
Japanese Yen	Barclays Bank	7/29/15	8,700,000	85,754	72,838	12,916
Japanese Yen	Citibank	8/5/15	46,922,100	458,559	392,905	65,654
Japanese Yen	Barclays Bank	8/11/15	2,240,000	21,980	18,759	3,221
Japanese Yen	Citibank	8/11/15	2,240,000	21,988	18,759	3,229

Continued

19

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	Deutsche Bank	8/12/15	2,240,000	$22,072	$18,760	$3,312
Japanese Yen	JPMorgan Chase	8/31/15	22,800,000	220,423	191,031	29,392
Japanese Yen	Barclays Bank	9/18/15	2,251,755	21,121	18,874	2,247
Japanese Yen	JPMorgan Chase	9/29/15	2,255,332	20,760	18,909	1,851
Japanese Yen	Deutsche Bank	10/7/15	399,565,980	3,656,016	3,350,616	305,400
Japanese Yen	JPMorgan Chase	10/7/15	329,300,000	3,039,926	2,761,392	278,534
Japanese Yen	HSBC Bank	10/9/15	163,800,000	1,520,221	1,373,630	146,591
Japanese Yen	Barclays Bank	10/13/15	82,900,000	769,901	695,265	74,636
Japanese Yen	Deutsche Bank	10/13/15	81,800,000	760,152	686,039	74,113
Japanese Yen	JPMorgan Chase	10/19/15	33,615,000	318,032	281,960	36,072
Japanese Yen	JPMorgan Chase	10/20/15	63,490,000	600,520	532,562	67,958
Japanese Yen	Barclays Bank	10/22/15	26,770,000	251,574	224,560	27,014
Japanese Yen	Deutsche Bank	10/28/15	20,662,500	192,523	173,351	19,172
Japanese Yen	JPMorgan Chase	11/5/15	91,650,000	825,862	769,053	56,809
Japanese Yen	Barclays Bank	11/6/15	536,000,000	4,752,194	4,497,782	254,412
Japanese Yen	Citibank	11/12/15	94,163,000	823,830	790,266	33,564
Japanese Yen	HSBC Bank	11/12/15	3,336,000	29,243	27,997	1,246
Japanese Yen	JPMorgan Chase	11/12/15	36,450,000	320,265	305,908	14,357
Japanese Yen	Deutsche Bank	11/16/15	45,848,000	399,738	384,816	14,922
Japanese Yen	Deutsche Bank	11/18/15	6,194,000	53,406	51,990	1,416
Japanese Yen	Citibank	11/19/15	7,667,000	66,206	64,356	1,850
Japanese Yen	Citibank	11/20/15	8,613,000	74,314	72,298	2,016
Japanese Yen	HSBC Bank	11/24/15	1,616,000	13,824	13,566	258
Japanese Yen	Morgan Stanley	12/16/15	41,392,500	350,514	347,657	2,857
Japanese Yen	Deutsche Bank	12/21/15	69,210,000	592,450	581,364	11,086
Japanese Yen	HSBC Bank	12/21/15	69,320,000	592,732	582,288	10,444
Japanese Yen	Barclays Bank	12/22/15	34,730,000	293,720	291,739	1,981
Japanese Yen	Citibank	12/22/15	54,180,000	458,841	455,123	3,718
Korean Won	Bank of America	2/12/15	723,226,042	690,422	657,468	32,954
Korean Won	Credit Suisse First Boston	2/12/15	909,682,762	876,322	826,972	49,350
Korean Won	HSBC Bank	2/12/15	955,832,073	922,729	868,925	53,804
Korean Won	HSBC Bank	2/12/15	32,868,512	29,716	29,881	(165)
Malaysian Ringgit	JPMorgan Chase	1/8/15	86,100	26,656	24,619	2,037
Malaysian Ringgit	JPMorgan Chase	1/9/15	46,000	14,241	13,152	1,089
Malaysian Ringgit	JPMorgan Chase	1/12/15	14,000	4,333	4,002	331
Malaysian Ringgit	JPMorgan Chase	2/4/15	2,661,000	822,515	759,241	63,274
Malaysian Ringgit	HSBC Bank	2/18/15	1,235,558	374,128	352,133	21,995
Malaysian Ringgit	HSBC Bank	2/23/15	720,000	217,951	205,117	12,834
Malaysian Ringgit	HSBC Bank	3/11/15	2,909,811	880,027	827,859	52,168
Malaysian Ringgit	JPMorgan Chase	3/12/15	735,120	226,749	209,129	17,620
Malaysian Ringgit	HSBC Bank	3/31/15	500,000	151,057	142,013	9,044
Malaysian Ringgit	JPMorgan Chase	4/2/15	2,190,750	674,928	622,148	52,780
Malaysian Ringgit	HSBC Bank	4/10/15	340,000	102,657	96,505	6,152
Malaysian Ringgit	Deutsche Bank	5/19/15	2,093,018	643,135	592,535	50,600
Malaysian Ringgit	JPMorgan Chase	7/2/15	988,250	302,875	278,958	23,917
Malaysian Ringgit	Deutsche Bank	7/3/15	177,180	54,303	50,009	4,294
Swiss Franc	Bank of America	2/12/15	505,362	559,817	508,873	50,944
Swiss Franc	Credit Suisse First Boston	2/12/15	15,425	16,458	15,532	926
Swiss Franc	Deutsche Bank	2/12/15	8,722	9,527	8,783	744
Swiss Franc	Deutsche Bank	2/12/15	18,943	20,130	19,075	1,055
Swiss Franc	HSBC Bank	2/12/15	50,597	53,139	50,948	2,191
Swiss Franc	State Street	2/12/15	51,424	53,748	51,786	1,962

				$155,650,494	$142,203,602	$13,446,892

Long Contracts:
Brazilian Real	Deutsche Bank	10/30/15	435,000	$159,985	$150,493	$(9,492)
British Pound	Bank of America	2/19/15	235,979	378,690	367,603	(11,087)

Continued

20

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
British Pound	Barclays Bank	2/19/15	76,394	$122,865	$119,005	$(3,860)
British Pound	Credit Suisse First Boston	2/19/15	422,337	679,245	657,907	(21,338)
British Pound	Deutsche Bank	2/19/15	255,408	414,909	397,868	(17,041)
British Pound	HSBC Bank	2/19/15	803,172	1,269,162	1,251,164	(17,998)
British Pound	State Street	2/19/15	499,191	804,192	777,628	(26,564)
Chilean Peso	Morgan Stanley	1/12/15	8,700,000	15,774	14,328	(1,446)
Chilean Peso	Deutsche Bank	1/30/15	111,647,000	185,325	183,509	(1,816)
Chilean Peso	Deutsche Bank	2/2/15	110,603,000	184,590	181,749	(2,841)
Chilean Peso	Deutsche Bank	2/3/15	91,616,000	152,897	150,536	(2,361)
Chilean Peso	Barclays Bank	2/10/15	4,400,000	7,569	7,226	(343)
Chilean Peso	Morgan Stanley	2/12/15	10,560,000	18,346	17,339	(1,007)
Chilean Peso	Deutsche Bank	2/17/15	3,930,000	6,840	6,450	(390)
Chilean Peso	Deutsche Bank	2/18/15	4,400,000	7,530	7,221	(309)
Chilean Peso	JPMorgan Chase	2/20/15	2,150,000	3,685	3,528	(157)
Chilean Peso	Morgan Stanley	2/23/15	5,200,000	9,104	8,530	(574)
Chilean Peso	JPMorgan Chase	2/24/15	7,300,000	12,789	11,974	(815)
Chilean Peso	Barclays Bank	2/25/15	153,759,000	256,308	252,188	(4,120)
Chilean Peso	Morgan Stanley	2/25/15	5,600,000	9,767	9,185	(582)
Chilean Peso	Deutsche Bank	2/26/15	3,890,000	6,772	6,380	(392)
Chilean Peso	Deutsche Bank	3/3/15	700,000	1,208	1,148	(60)
Chilean Peso	JPMorgan Chase	3/12/15	990,530,400	1,708,547	1,622,625	(85,922)
Chilean Peso	JPMorgan Chase	3/20/15	4,300,000	7,294	7,039	(255)
Chilean Peso	Morgan Stanley	5/11/15	4,500,000	7,680	7,335	(345)
Chilean Peso	Barclays Bank	6/4/15	12,000,000	21,116	19,521	(1,595)
Chilean Peso	Morgan Stanley	6/5/15	2,500,000	4,380	4,067	(313)
Chilean Peso	Deutsche Bank	7/10/15	162,750,000	285,652	263,975	(21,677)
Chilean Peso	Morgan Stanley	7/20/15	305,012,200	531,658	494,327	(37,331)
Chilean Peso	Morgan Stanley	7/28/15	8,010,000	13,782	12,973	(809)
Chilean Peso	Deutsche Bank	8/12/15	4,400,000	7,435	7,118	(317)
Chilean Peso	Morgan Stanley	8/18/15	4,010,000	6,757	6,484	(273)
Chilean Peso	JPMorgan Chase	8/20/15	2,150,000	3,624	3,476	(148)
Chilean Peso	Deutsche Bank	8/27/15	2,610,000	4,355	4,217	(138)
Chilean Peso	JPMorgan Chase	8/28/15	3,900,000	6,509	6,301	(208)
Chilean Peso	Deutsche Bank	9/8/15	700,000	1,156	1,130	(26)
European Euro	Bank of America	1/20/15	10,199	12,720	12,343	(377)
European Euro	Credit Suisse First Boston	1/20/15	18,463	22,901	22,344	(557)
European Euro	Deutsche Bank	1/20/15	176,775	221,464	213,924	(7,540)
European Euro	HSBC Bank	1/20/15	49,110	61,080	59,431	(1,649)
European Euro	State Street	1/20/15	48,004	59,755	58,093	(1,662)
European Euro	Deutsche Bank	1/26/15	658,000	805,063	796,327	(8,736)
Indian Rupee	JPMorgan Chase	1/14/15	5,537,000	89,309	87,465	(1,844)
Indian Rupee	Deutsche Bank	1/20/15	8,080,848	129,450	127,483	(1,967)
Indian Rupee	JPMorgan Chase	1/20/15	5,537,000	89,059	87,351	(1,708)
Indian Rupee	Deutsche Bank	1/27/15	4,760,000	75,978	74,980	(998)
Indian Rupee	JPMorgan Chase	1/27/15	26,253,400	422,013	413,545	(8,468)
Indian Rupee	Deutsche Bank	1/30/15	15,866,666	255,066	249,770	(5,296)
Indian Rupee	Deutsche Bank	2/2/15	7,933,333	127,479	124,814	(2,665)
Indian Rupee	JPMorgan Chase	2/4/15	14,490,000	232,577	227,883	(4,694)
Indian Rupee	Citibank	2/9/15	25,456,000	407,018	399,966	(7,052)
Indian Rupee	HSBC Bank	2/13/15	8,549,600	137,079	134,230	(2,849)
Indian Rupee	HSBC Bank	2/20/15	8,645,260	138,373	135,552	(2,821)
Indian Rupee	JPMorgan Chase	2/23/15	26,253,400	417,875	411,401	(6,474)
Indian Rupee	JPMorgan Chase	3/13/15	5,537,000	88,155	86,425	(1,730)
Indian Rupee	HSBC Bank	10/8/15	258,409,000	3,950,000	3,884,291	(65,709)
Korean Won	Bank of America	2/12/15	14,573,214	13,535	13,248	(287)
Korean Won	Bank of America	2/12/15	37,119,000	34,691	33,744	(947)
Korean Won	HSBC Bank	2/12/15	161,840,975	146,966	147,127	161

Continued

21

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Korean Won	JPMorgan Chase	5/15/15	258,825,900	$249,015	$234,912	$(14,103)
Korean Won	JPMorgan Chase	5/18/15	44,818,000	43,045	40,675	(2,370)
Korean Won	JPMorgan Chase	5/20/15	213,852,600	205,095	194,080	(11,015)
Korean Won	JPMorgan Chase	5/21/15	270,144,000	259,879	245,164	(14,715)
Korean Won	Deutsche Bank	6/29/15	316,000,000	305,196	286,621	(18,575)
Korean Won	HSBC Bank	9/30/15	317,000,000	301,445	287,488	(13,957)
Malaysian Ringgit	JPMorgan Chase	1/8/15	86,100	25,695	24,619	(1,076)
Malaysian Ringgit	JPMorgan Chase	1/9/15	46,000	13,738	13,152	(586)
Malaysian Ringgit	JPMorgan Chase	1/12/15	14,000	4,185	4,002	(183)
Malaysian Ringgit	JPMorgan Chase	2/4/15	2,661,000	786,371	759,241	(27,130)
Malaysian Ringgit	HSBC Bank	2/18/15	1,235,558	365,636	352,133	(13,503)
Malaysian Ringgit	HSBC Bank	2/23/15	720,000	214,286	205,117	(9,169)
Malaysian Ringgit	HSBC Bank	3/11/15	2,909,811	876,740	827,859	(48,881)
Malaysian Ringgit	JPMorgan Chase	3/12/15	735,120	219,819	209,129	(10,690)
Malaysian Ringgit	HSBC Bank	3/31/15	500,000	148,907	142,013	(6,894)
Malaysian Ringgit	JPMorgan Chase	4/2/15	1,202,500	360,775	341,496	(19,279)
Malaysian Ringgit	JPMorgan Chase	4/2/15	988,250	303,293	280,652	(22,641)
Malaysian Ringgit	HSBC Bank	4/10/15	340,000	102,087	96,505	(5,582)
Malaysian Ringgit	Deutsche Bank	5/19/15	2,093,018	635,017	592,535	(42,482)
Malaysian Ringgit	JPMorgan Chase	7/2/15	988,250	301,719	278,958	(22,761)
Malaysian Ringgit	Deutsche Bank	7/3/15	177,180	54,167	50,010	(4,157)
Mexican Peso	Citibank	1/12/15	3,813,785	284,187	258,364	(25,823)
Mexican Peso	Citibank	1/20/15	2,130,000	144,517	144,226	(291)
Mexican Peso	HSBC Bank	3/10/15	10,223,640	772,062	690,167	(81,895)
Mexican Peso	Citibank	3/13/15	1,070,200	80,660	72,232	(8,428)
Mexican Peso	JPMorgan Chase	3/13/15	28,297,935	2,079,507	1,909,947	(169,560)
Mexican Peso	Citibank	3/17/15	10,351,100	706,098	698,464	(7,634)
Mexican Peso	Citibank	3/24/15	2,637,800	192,963	177,913	(15,050)
Mexican Peso	HSBC Bank	5/19/15	51,197,819	3,832,000	3,441,282	(390,718)
Mexican Peso	Citibank	6/8/15	2,731,280	205,085	183,359	(21,726)
Mexican Peso	Citibank	6/9/15	2,728,000	205,693	183,127	(22,566)
Mexican Peso	Citibank	6/12/15	5,548,030	414,899	372,363	(42,536)
Mexican Peso	Citibank	6/15/15	2,384,400	178,513	160,003	(18,510)
Mexican Peso	Citibank	6/22/15	2,146,000	160,293	143,943	(16,350)
Mexican Peso	Citibank	7/10/15	3,689,235	277,115	247,166	(29,949)
Mexican Peso	HSBC Bank	9/4/15	11,644,900	866,275	777,225	(89,050)
Mexican Peso	Deutsche Bank	10/14/15	19,592,000	1,432,583	1,304,109	(128,474)
Mexican Peso	Citibank	10/22/15	6,418,829	463,554	427,027	(36,527)
Mexican Peso	HSBC Bank	11/9/15	27,672,950	1,991,003	1,838,757	(152,246)
Mexican Peso	Citibank	12/11/15	3,316,000	225,348	219,856	(5,492)
Mexican Peso	Citibank	12/17/15	4,769,000	315,252	316,063	811
Mexican Peso	Citibank	12/17/15	5,058,000	335,300	335,217	(83)
Mexican Peso	HSBC Bank	12/17/15	5,003,000	331,000	331,572	572
Mexican Peso	Citibank	12/18/15	4,161,750	275,479	275,800	321
Mexican Peso	HSBC Bank	12/18/15	3,143,000	207,504	208,287	783
Phillipine Peso	JPMorgan Chase	6/25/15	6,140,000	139,362	136,331	(3,031)
Phillipine Peso	Deutsche Bank	6/26/15	16,461,720	373,062	365,497	(7,565)
Phillipine Peso	JPMorgan Chase	6/29/15	5,340,000	121,121	118,548	(2,573)
Phillipine Peso	JPMorgan Chase	7/1/15	9,520,000	217,630	211,331	(6,299)
Phillipine Peso	Deutsche Bank	7/20/15	28,970,800	661,796	642,737	(19,059)
Phillipine Peso	JPMorgan Chase	9/25/15	3,020,000	67,216	66,863	(353)
Singapore Dollar	JPMorgan Chase	1/26/15	348,966	281,311	263,355	(17,956)
Singapore Dollar	HSBC Bank	2/9/15	123,000	98,716	92,809	(5,907)
Singapore Dollar	Barclays Bank	2/12/15	34,819	27,802	26,272	(1,530)
Singapore Dollar	Deutsche Bank	2/12/15	246,000	196,172	185,614	(10,558)
Singapore Dollar	Barclays Bank	2/17/15	103,000	82,535	77,714	(4,821)
Singapore Dollar	HSBC Bank	2/17/15	77,000	61,636	58,097	(3,539)

Continued

22

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Singapore Dollar	HSBC Bank	2/18/15	77,000	$60,918	$58,096	$(2,822)
Singapore Dollar	Deutsche Bank	2/23/15	77,000	61,658	58,094	(3,564)
Singapore Dollar	Deutsche Bank	2/27/15	172,000	137,424	129,764	(7,660)
Singapore Dollar	HSBC Bank	3/13/15	499,540	394,270	376,818	(17,452)
Singapore Dollar	HSBC Bank	3/16/15	215,700	170,741	162,703	(8,038)
Singapore Dollar	JPMorgan Chase	4/30/15	1,750,000	1,372,872	1,319,467	(53,405)
Singapore Dollar	HSBC Bank	5/7/15	3,474,156	2,693,144	2,619,290	(73,854)
Singapore Dollar	Citibank	5/18/15	260,154	208,332	196,121	(12,211)
Singapore Dollar	Deutsche Bank	5/19/15	77,000	61,632	58,047	(3,585)
Singapore Dollar	HSBC Bank	5/19/15	167,000	133,664	125,894	(7,770)
Singapore Dollar	JPMorgan Chase	5/19/15	60,863	48,706	45,882	(2,824)
Singapore Dollar	JPMorgan Chase	5/20/15	229,983	183,824	173,373	(10,451)
Singapore Dollar	Deutsche Bank	5/28/15	66,000	50,861	49,751	(1,110)
Singapore Dollar	Deutsche Bank	5/29/15	66,000	52,579	49,750	(2,829)
Singapore Dollar	JPMorgan Chase	6/15/15	156,000	118,902	117,574	(1,328)
Singapore Dollar	HSBC Bank	6/22/15	190,000	144,608	143,191	(1,417)
Singapore Dollar	HSBC Bank	9/21/15	252,000	199,683	189,857	(9,826)
Swiss Franc	Bank of America	2/12/15	59,434	61,413	59,846	(1,567)
Swiss Franc	Credit Suisse First Boston	2/12/15	97,478	101,342	98,155	(3,187)
Swiss Franc	Deutsche Bank	2/12/15	72,524	75,076	73,027	(2,049)
Swiss Franc	HSBC Bank	2/12/15	1,793	1,854	1,805	(49)
Swiss Franc	HSBC Bank	2/12/15	53,100	55,544	53,469	(2,075)
Swiss Franc	State Street	2/12/15	102,720	106,408	103,423	(2,985)

				$45,831,917	$43,536,679	$(2,295,238)

At December 31, 2014, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro/Hungarian Forint	JPMorgan Chase	84,776 EUR	26,454,170 HUF	$114,789	$116,406	$1,617
European Euro/Hungarian Forint	Deutsche Bank	282,728 EUR	88,267,600 HUF	382,823	388,052	5,229
European Euro/Hungarian Forint	JPMorgan Chase	282,893 EUR	88,280,000 HUF	383,050	388,444	5,394
European Euro/Polish Zloty	Deutsche Bank	55,635 EUR	233,000 PLN	75,310	76,895	1,585
European Euro/Polish Zloty	Barclays Bank	55,606 EUR	233,000 PLN	75,271	76,823	1,552
European Euro/Polish Zloty	Deutsche Bank	55,611 EUR	233,000 PLN	75,282	76,859	1,577
European Euro/Polish Zloty	Morgan Stanley	21,594 EUR	91,000 PLN	29,255	29,835	580
European Euro/Swedish Krona	Deutsche Bank	1,112,265 EUR	10,280,000 SEK	1,394,801	1,421,190	26,389
Hungarian Forint/Euopean Euro	JPMorgan Chase	44,021,000 HUF	138,444 EUR	193,541	194,025	484
Hungarian Forint/European Euro	JPMorgan Chase	26,454,170 HUF	82,915 EUR	115,687	116,322	635
Hungarian Forint/European Euro	Deutsche Bank	88,267,600 HUF	276,614 EUR	386,003	388,176	2,173
Hungarian Forint/European Euro	JPMorgan Chase	44,259,000 HUF	139,192 EUR	194,587	195,074	487
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	54,509 EUR	74,401	74,179	(222)
Polish Zloty/European Euro	Barclays Bank	233,000 PLN	54,477 EUR	74,396	74,209	(187)
Polish Zloty/European Euro	Morgan Stanley	91,000 PLN	21,321 EUR	29,245	28,995	(250)
Polish Zloty/European Euro	Deutsche Bank	233,000 PLN	54,721 EUR	74,430	73,932	(498)
Swedish Krona/European Euro	Deutsche Bank	10,280,000 SEK	1,097,435 EUR	1,403,382	1,394,942	(8,440)

				$5,076,253	$5,114,358	$38,105

Continued

23

AZL Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2014, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)		Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Receive	3-Month U.S. Dollar LIBOR BBA	3.018	8/22/23	JPMorgan Chase	3,910,000	USD	(297,781)	(297,781)
Receive	3-Month U.S. Dollar LIBOR BBA	3.848	8/24/43	JPMorgan Chase	2,230,000	USD	(547,852)	(547,852)

							(845,633)	(845,633)

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2014, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)		Premiums Paid/ Received ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3-Month U.S. Dollar LIBOR BBA	0.93	10/17/17	JPMorgan Chase	9,940,000	USD	—	78,081	78,081
Pay	3-Month U.S. Dollar LIBOR BBA	2.73	7/8/24	JPMorgan Chase	1,840,000	USD	—	(37,858)	(37,858)

								40,223	40,223

See accompanying notes to the financial statements.

24

AZL Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$799,741,688

Investment securities, at value*	$853,815,656
Cash	178,925
Segregated cash for collateral	183,776
Interest and dividends receivable	3,817,323
Foreign currency, at value (cost $1,327,669)	1,287,991
Unrealized appreciation on forward currency contracts	13,497,407
Receivable for investments sold	1,206,460
Receivable for variation margin on swaps	12
Reclaims receivable	178,453
Prepaid expenses	6,845

Total Assets	874,172,848

Liabilities:
Unrealized depreciation on forward currency contracts	2,307,648
Payable for investments purchased	387,053
Payable for capital shares redeemed	1,116,426
Unrealized depreciation on swap agreements	845,633
Payable for collateral received on loaned securities	73,231,722
Manager fees payable	474,883
Administration fees payable	23,424
Distribution fees payable	169,601
Custodian fees payable	63,260
Administrative and compliance services fees payable	2,204
Trustee fees payable	44
Other accrued liabilities	37,662

Total Liabilities	78,659,560

Net Assets	$795,513,288

Net Assets Consist of:
Capital	$692,032,124
Accumulated net investment income/(loss)	20,075,863
Accumulated net realized gains/(losses) from investment transactions	19,068,211
Net unrealized appreciation/(depreciation) on investments	64,337,090

Net Assets	$795,513,288

Shares of beneficial interest (unlimited number of shares authorized, no par value)	57,990,314
Net Asset Value (offering and redemption price per share)	$13.72

*	Includes securities on loan of $70,346,825.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$16,875,722
Interest	11,351,916
Income from securities lending	275,580
Foreign withholding tax	(725,658)

Total Investment Income	27,777,560

Expenses:
Manager fees	5,475,790
Administration fees	279,946
Distribution fees	1,955,633
Custodian fees	291,739
Administrative and compliance services fees	10,719
Trustee fees	39,443
Professional fees	44,844
Shareholder reports	35,840
Other expenses	22,396

Total expenses before reductions	8,156,350
Less expenses paid indirectly	(769)

Net expenses	8,155,581

Net Investment Income/(Loss)	19,621,979

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,351,802
Net realized gains/(losses) on options contracts	(161,366)
Net realized gains/(losses) on swap agreements	(231,391)
Net realized gains/(losses) on forward currency contracts	2,606,346
Change in net unrealized appreciation/depreciation on investments	(25,275,309)

Net Realized/Unrealized Gains/(Losses) on Investments	(4,709,918)

Change in Net Assets Resulting From Operations	$14,912,061

See accompanying notes to the financial statements.

25

Statements of Changes in Net Assets

	AZL Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$19,621,979	$11,578,127
Net realized gains/(losses) on investment transactions	20,565,391	12,463,128
Change in unrealized appreciation/depreciation on investments	(25,275,309)	66,386,266

Change in net assets resulting from operations	14,912,061	90,427,521

Dividends to Shareholders:
From net investment income	(12,323,008)	(9,755,765)
From net realized gains	(13,056,696)	(4,135,980)

Change in net assets resulting from dividends to shareholders	(25,379,704)	(13,891,745)

Capital Transactions:
Proceeds from shares issued	150,487,951	286,382,484
Proceeds from dividends reinvested	25,379,704	13,891,744
Value of shares redeemed	(81,100,254)	(75,479,718)

Change in net assets resulting from capital transactions	94,767,401	224,794,510

Change in net assets	84,299,758	301,330,286
Net Assets:
Beginning of period	711,213,530	409,883,244

End of period	$795,513,288	$711,213,530

Accumulated net investment income/(loss)	$20,075,863	$11,906,144

Share Transactions:
Shares issued	10,676,240	21,891,005
Dividends reinvested	1,797,429	1,063,686
Shares redeemed	(5,801,940)	(5,767,982)

Change in shares	6,671,729	17,186,709

See accompanying notes to the financial statements.

26

AZL Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.86	$12.01	$10.75	$10.99	$10.20

Investment Activities:
Net Investment Income/(Loss)	0.32	0.15	0.27	0.23	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	(0.01)	2.01	1.31	(0.43)	0.82

Total from Investment Activities	0.31	2.16	1.58	(0.20)	1.02

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.22)	(0.27)	(0.02)	(0.18)
Net Realized Gains	(0.23)	(0.09)	(0.05)	(0.02)	(0.05)

Total Dividends	(0.45)	(0.31)	(0.32)	(0.04)	(0.23)

Net Asset Value, End of Period	$13.72	$13.86	$12.01	$10.75	$10.99

Total Return(a)	2.14%	18.12%	14.78%	(1.83)%	10.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$795,513	$711,214	$409,883	$302,592	$156,980
Net Investment Income/(Loss)	2.51%	2.10%	2.80%	2.90%	3.13%
Expenses Before Reductions(b)	1.04%	1.05%	1.09%	1.16%	1.25%
Expenses Net of Reductions	1.04%	1.05%	1.09%	1.16%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.04%	1.05%	1.09%	1.16%	1.19%
Portfolio Turnover Rate	23%	24%	19%	17%	17%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

27

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

28

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $39.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $27,328 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

29

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $206.6 million as of December 31, 2014. The monthly average amount for these contracts was $ 190 million for the year ended December 31, 2014.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund used purchased call options to hedge against security prices (equity risk).

A stock index fluctuates with changes in the fair values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2014:

	Number of Contracts	Cost
Options outstanding at December 31, 2013	152	$112,029
Options purchased	98	49,337
Options exercised	—	—
Options expired	—	—
Options closed	(250)	(161,366)

Options outstanding at December 31, 2014	—	$—

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the

Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

30

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2014, the Fund entered into interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $17.9 million as of December 31, 2014. The monthly average gross notional amount of interest rate swaps was $9.5 million for the year ended December 31, 2014.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk Exposure

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements+	$78,081	Unrealized depreciation on swap agreements+	$883,491

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	13,497,407	Unrealized depreciation on forward currency contracts	2,307,648

+	For swap agreements, the amounts represent the cumulative appreciation/(depreciation) of these agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on swaps.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Options Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$—	$(161,366)	$—	$13,989
Interest Rate Risk Exposure	(231,391)	—	—	(704,752)
Foreign Exchange Rate Risk Exposure	—	—	2,606,346	11,270,984

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2014. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014.

As of December 31, 2014, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$13,497,407	$2,307,648
Swap agreements	12	845,633

Total derivative assets and liabilities in the Statement of Assets and Liabilities	13,497,419	3,153,281
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(7,681,939)	(1,494,212)

Total assets and liabilities subject to a MNA	$5,815,480	$1,659,069

31

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Barclays Bank	$2,081,701	$(16,456)	$—	$(1,270,000)	$795,245
Citibank	1,293,741	(270,228)	—	—	1,023,513
JPMorgan Chase	2,440,038	(1,372,385)	—	—	1,067,653

Total	$5,815,480	$(1,659,069)	$—	$(1,270,000)	$2,886,411

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank	$16,456	$(16,456)	$—	$—	$—
Citibank	270,228	(270,228)	—	—	—
JPMorgan Chase	1,372,385	(1,372,385)	—	—	—

Total	$1,659,069	$(1,659,069)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisers”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and Advisers, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisers, Franklin Mutual and Global Advisors provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services

32

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $9,228 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

33

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$7,114,499	$640,791	$—	$7,755,290
Air Freight & Logistics	838,222	1,356,129	—	2,194,351
Airlines	—	5,647,801	—	5,647,801
Auto Components	—	2,444,966	—	2,444,966
Automobiles	5,765,106	3,975,647	—	9,740,753
Banks	27,908,747	16,022,779	—	43,931,526
Capital Markets	2,872,752	3,270,639	—	6,143,391
Chemicals	7,935,687	3,452,149	—	11,387,836
Commercial Services & Supplies	1,981,035	715,822	—	2,696,857
Communications Equipment	7,122,003	1,768,396	—	8,890,399
Construction & Engineering	—	1,379,428	—	1,379,428
Construction Materials	—	2,685,131	—	2,685,131
Diversified Financial Services	—	3,984,077	—	3,984,077
Diversified Telecommunication Services	6,197,441	7,996,571	—	14,194,012
Electric Utilities	12,566,129	81,864	—	12,647,993
Electrical Equipment	—	186,203	—	186,203
Energy Equipment & Services	6,642,936	616,387	—	7,259,323
Food & Staples Retailing	11,631,777	3,259,025	—	14,890,802
Health Care Equipment & Supplies	12,696,584	2,288,342	—	14,984,926
Industrial Conglomerates	2,926,771	2,720,842	—	5,647,613
Insurance	19,484,632	9,113,894	—	28,598,526
Life Sciences Tools & Services	—	803,147	—	803,147
Machinery	3,345,119	1,085,211	—	4,430,330
Marine	—	2,673,970	—	2,673,970
Media	22,150,358	5,837,082	147,154	28,134,594
Metals & Mining	8,452,071	5,621,314	—	14,073,385
Multiline Retail	5,845,271	1,156,148	—	7,001,419
Oil, Gas & Consumable Fuels	29,814,836	18,066,857	—	47,881,693
Pharmaceuticals	33,750,611	10,347,867	—	44,098,478
Real Estate Management & Development	35,297	—	110,688	145,985
Semiconductors & Semiconductor Equipment	3,380,246	7,326,305	—	10,706,551
Software	19,036,380	852,607	—	19,888,987
Sovereign Bonds	—	503,801	—	503,801
Specialty Retail	1,335,143	2,654,314	—	3,989,457
Technology Hardware, Storage & Peripherals	14,704,939	1,797,343	—	16,502,282
Tobacco	7,151,563	5,888,285	—	13,039,848
Wireless Telecommunication Services	2,537,480	4,820,112	—	7,357,592
Other Common Stocks+	32,192,577	—	—	32,192,577
Preferred Stocks
Automobiles	—	1,330,022	—	1,330,022
Other Preferred Stocks+	1,925,177	—	—	1,925,177
Convertible Preferred Stocks
Banks	930,376	505,440	—	1,435,816
Commercial Services & Supplies	—	43,626	—	43,626
Multi-Utilities	300,325	—	—	300,325
Oil, Gas & Consumable Fuels	—	295,313	—	295,313
Real Estate Investment Trusts (REITs)	—	63,867	—	63,867
Convertible Bonds
Automobiles	1,075,000	2,007,235	—	3,082,235
Banks	—	942,000	—	942,000
Construction Materials	—	361,688	—	361,688
Oil, Gas & Consumable Fuels	—	1,343,750	—	1,343,750
Corporate Bonds+	—	54,202,986	—	54,202,986
Equity-Linked Securities+	—	5,513,940	—	5,513,940
Floating Rate Loans+	—	4,797,291	—	4,797,291
Foreign Bonds+	—	127,045,283	—	127,045,283
Municipal Bond	—	495,030	—	495,030
U.S. Government Agency Mortgages	—	20,000,000	—	20,000,000

34

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$7,999,567	$—	$7,999,567
Yankee Dollars+	—	26,295,371	—	26,295,371
Securities Held as Collateral for Securities on Loan	—	73,231,722	—	73,231,722
Unaffiliated Investment Company	62,395,347	—	—	62,395,347

Total Investment Securities	384,042,437	469,515,377	257,842	853,815,656

Other Financial Instruments:*
Forward Currency Contracts	—	11,189,759	—	11,189,759
Over-the Counter Interest Rate Swaps	—	(845,633)	—	(845,633)
Centrally Cleared Interest Rate Swaps	—	40,223	—	40,223

Total Investments	$384,042,437	$479,899,726	$257,842	$864,200,005

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$219,075,233	$149,931,340

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Tribune Co.	12/31/12	$—	$5,213	$—	—%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are

35

AZL Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $800,248,483. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,378,441
Unrealized depreciation	(45,811,268)

Net unrealized appreciation/(depreciation)	$53,567,173

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$14,767,710	$10,611,994	$25,379,704

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$11,523,700	$2,368,045	$13,891,745

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Franklin Templeton Founding Strategy Plus Fund	$31,655,383	$19,573,129	$—	$52,252,652	$103,481,164

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

37

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 29.88% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $10,611,994.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $2,444,673.

38

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

39

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.
The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

40

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

41

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

42

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

43

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

44

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Gateway Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Gateway Fund returned 3.09%. That compared to a 13.69% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund’s objective is to capture the majority of returns of equity market investments, but at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash inflow and reduce the risk associated with un-hedged equity market investments. Selling index call options reduces the Fund’s volatility and provides steady cash flow that is an important source of the Fund’s return. However, the use of these options limits the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to attempt protect against sudden, short-term stock market declines.*

The period was marked by an improving U.S. economy and strong corporate earnings, though central bank policy and geopolitical tensions contributed to market choppiness. The S&P 500 experienced five brief but sharp pullbacks with losses ranging from 3.85% to 7.28%. Meanwhile, volatility remained low in the equity and equity index options markets.

The low levels of volatility during much of the period dragged on the Fund’s returns. The Chicago Board Options Exchange Volatility Index2 (the VIX) averaged just 14.17 while falling as low as 10.32 and spending little time above its long-term average of 20. A lower VIX results in less cash flow for the sale of call options, and that reduced cash flow acts as a headwind against the Fund’s performance.*

As expected, the nature of the Fund’s strategy also limits relative returns in times when the S&P 500 posts strong gains in a short period of time, such as during the fourth quarter of 2014. When the S&P 500 rises far above the level of premiums the Fund earned from selling call options, the Fund’s relative returns suffer. As a result, when the S&P 500 advanced 11.03% from October 15, 2014, through the end of the period, the Fund gained just 3.19%.*

The roughly one-month period between mid-September and mid-October was the weakest for the period. During this period, the S&P 500 returned -7.28%. The Fund’s hedging strategy helped to minimize losses, leading to a return of -3.43%—less than half that of the index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500® Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	Since Inception (4/30/10)
AZL® Gateway Fund	3.09%	5.20%	4.41%
S&P 500 Index	13.69%	20.41%	14.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Gateway Fund	$1,000.00	$1,007.60	$5.57	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Gateway Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	20.4%
Financials	16.1
Health Care	14.0
Consumer Discretionary	11.8
Industrials	10.1
Consumer Staples	9.4
Energy	8.3
Materials	3.3
Utilities	3.2
Telecommunication Services	2.1

Total Common Stocks	98.7
Money Market	2.9
Purchased Options	0.4

Total Investment Securities	102.0
Net other assets (liabilities)	(2.0)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks+ (98.7%):
Aerospace & Defense (2.2%):
9,900	Boeing Co. (The)	$1,286,802
13,855	Honeywell International, Inc.	1,384,392
7,320	Raytheon Co.	791,804
11,210	United Technologies Corp.	1,289,150

		4,752,148

Air Freight & Logistics (0.8%):
15,195	United Parcel Service, Inc., Class B	1,689,228

Airlines (0.3%):
6,380	American Airlines Group, Inc.	342,159
5,430	United Continental Holdings, Inc.*	363,213

		705,372

Auto Components (0.3%):
4,775	Cooper Tire & Rubber Co.	165,454
4,520	TRW Automotive Holdings Corp.*	464,882

		630,336

Automobiles (0.5%):
55,930	Ford Motor Co.	866,915
710	Tesla Motors, Inc.*	157,911

		1,024,826

Banks (5.8%):
7,645	Associated Banc-Corp.	142,426
132,325	Bank of America Corp.	2,367,294
39,828	Citigroup, Inc.	2,155,093
2,290	FirstMerit Corp.	43,258
45,405	JPMorgan Chase & Co.	2,841,445
2,940	Old National Bancorp	43,747
32,135	U.S. Bancorp	1,444,468
64,905	Wells Fargo & Co.	3,558,093

		12,595,824

Beverages (2.2%):
51,675	Coca-Cola Co. (The)	2,181,719
3,643	Monster Beverage Corp.*	394,719
24,440	PepsiCo, Inc.	2,311,046

		4,887,484

Biotechnology (3.3%):
3,045	Alexion Pharmaceuticals, Inc.*	563,416
10,465	Amgen, Inc.	1,666,970
3,265	Biogen Idec, Inc.*	1,108,304
12,050	Celgene Corp.*	1,347,913
20,940	Gilead Sciences, Inc.*	1,973,805
3,650	Vertex Pharmaceuticals, Inc.*	433,620

		7,094,028

Capital Markets (2.2%):
2,400	Affiliated Managers Group, Inc.*	509,376
25,980	Charles Schwab Corp. (The)	784,336
8,600	Eaton Vance Corp.	351,998
5,975	Goldman Sachs Group, Inc. (The)	1,158,134
9,270	Legg Mason, Inc.	494,740
23,805	Morgan Stanley	923,634

Shares		Fair Value

Common Stocks+, continued
Capital Markets, continued
9,420	TD Ameritrade Holding Corp.	$337,048
3,600	Waddell & Reed Financial, Inc., Class A	179,352

		4,738,618

Chemicals (2.2%):
17,955	Dow Chemical Co. (The)	818,928
15,570	E.I. du Pont de Nemours & Co.	1,151,246
5,685	Eastman Chemical Co.	431,264
8,215	LyondellBasell Industries NV, Class A	652,189
8,835	Monsanto Co.	1,055,517
7,875	Olin Corp.	179,314
2,965	Potash Corp. of Saskatchewan, Inc.	104,724
9,510	RPM International, Inc.	482,252

		4,875,434

Commercial Services & Supplies (0.7%):
4,360	ADT Corp. (The)	157,963
270	R.R. Donnelley & Sons Co.	4,537
15,750	Tyco International plc	690,795
12,015	Waste Management, Inc.	616,610

		1,469,905

Communications Equipment (1.8%):
65,755	Cisco Systems, Inc.	1,828,975
6,354	Motorola Solutions, Inc.	426,226
21,875	QUALCOMM, Inc.	1,625,969
1,735	Telefonaktiebolaget LM Ericsson, Sponsored ADR	20,994

		3,902,164

Consumer Finance (1.0%):
15,200	American Express Co.	1,414,208
11,000	Discover Financial Services	720,390

		2,134,598

Containers & Packaging (0.4%):
5,475	Avery Dennison Corp.	284,043
10,700	MeadWestvaco Corp.	474,973
3,090	Sonoco Products Co.	135,033

		894,049

Distributors (0.3%):
6,850	Genuine Parts Co.	730,005

Diversified Financial Services (2.4%):
27,765	Berkshire Hathaway, Inc., Class B	4,168,914
6,555	CME Group, Inc.	581,100
3,448	FNFV Group*	54,272
2,220	IntercontinentalExchange, Inc.	486,824

		5,291,110

Diversified Telecommunication Services (1.9%):
50,830	AT&T, Inc.	1,707,380
24,259	Frontier Communications Corp.	161,808
48,180	Verizon Communications, Inc.	2,253,860

		4,123,048

Continued

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks+, continued
Electric Utilities (1.5%):
15,125	American Electric Power Co., Inc.	$918,390
17,076	Duke Energy Corp.	1,426,530
2,580	Hawaiian Electric Industries, Inc.	86,378
11,885	OGE Energy Corp.	421,680
12,395	Pepco Holdings, Inc.	333,797

		3,186,775

Electrical Equipment (0.8%):
8,445	Eaton Corp. plc	573,922
12,975	Emerson Electric Co.	800,947
2,505	Hubbell, Inc., Class B	267,609

		1,642,478

Electronic Equipment, Instruments & Components (0.4%):
23,645	Corning, Inc.	542,180
7,235	TE Connectivity, Ltd.	457,614

		999,794

Energy Equipment & Services (1.6%):
9,955	Baker Hughes, Inc.	558,177
430	CARBO Ceramics, Inc.	17,222
3,265	Diamond Offshore Drilling, Inc.	119,858
19,950	Halliburton Co.	784,633
6,830	Patterson-UTI Energy, Inc.	113,310
22,551	Schlumberger, Ltd.	1,926,081
1,885	Seventy Seven Energy, Inc.*	10,198

		3,529,479

Food & Staples Retailing (2.3%):
21,820	CVS Caremark Corp.	2,101,485
14,770	Walgreens Boots Alliance, Inc.	1,125,474
21,455	Wal-Mart Stores, Inc.	1,842,555

		5,069,514

Food Products (1.2%):
14,175	ConAgra Foods, Inc.	514,269
13,445	Kraft Foods Group, Inc.	842,464
33,525	Mondelez International, Inc., Class A	1,217,795

		2,574,528

Gas Utilities (0.3%):
2,161	AGL Resources, Inc.	117,796
3,605	National Fuel Gas Co.	250,656
761	ONE Gas, Inc.	31,368
3,090	WGL Holdings, Inc.	168,776

		568,596

Health Care Equipment & Supplies (2.2%):
25,375	Abbott Laboratories	1,142,383
9,155	Baxter International, Inc.	670,970
35,295	Boston Scientific Corp.*	467,659
9,380	Covidien plc	959,385
620	Intuitive Surgical, Inc.*	327,943
18,185	Medtronic, Inc.	1,312,956

		4,881,296

Shares		Fair Value

Common Stocks+, continued
Health Care Providers & Services (2.4%):
8,584	Aetna, Inc.	$762,517
4,430	Anthem, Inc.	556,718
12,425	Express Scripts Holding Co.*	1,052,025
4,355	HCA Holdings, Inc.*	319,613
4,120	Patterson Cos., Inc.	198,172
4,360	Quest Diagnostics, Inc.	292,382
14,835	UnitedHealth Group, Inc.	1,499,670
3,965	Universal Health Services, Inc., Class B	441,146

		5,122,243

Hotels, Restaurants & Leisure (1.1%):
6,770	International Game Technology	116,783
2,190	Las Vegas Sands Corp.	127,370
17,480	McDonald’s Corp.	1,637,876
2,945	Melco Crown Entertainment, Ltd., Sponsored ADR	74,803
14,555	MGM Resorts International*	311,186
1,852	Restaurant Brands International, Inc.*	72,310
12,505	Wendy’s Co. (The)	112,920

		2,453,248

Household Durables (0.9%):
13,305	Leggett & Platt, Inc.	566,927
14,735	Newell Rubbermaid, Inc.	561,256
9,100	Toll Brothers, Inc.*	311,857
1,085	Tupperware Brands Corp.	68,355
2,095	Whirlpool Corp.	405,885

		1,914,280

Household Products (2.1%):
14,265	Colgate-Palmolive Co.	986,995
5,820	Kimberly-Clark Corp.	672,443
32,295	Procter & Gamble Co. (The)	2,941,752

		4,601,190

Industrial Conglomerates (2.2%):
12,125	3M Co.	1,992,380
108,735	General Electric Co.	2,747,733

		4,740,113

Insurance (3.0%):
6,580	AFLAC, Inc.	401,972
12,325	Allstate Corp. (The)	865,831
19,390	American International Group, Inc.	1,086,034
6,685	Aon plc	633,938
6,020	Arthur J. Gallagher & Co.	283,422
7,165	FNF Group	246,834
9,580	Lincoln National Corp.	552,479
17,570	Marsh & McLennan Cos., Inc.	1,005,707
9,905	Principal Financial Group, Inc.	514,466
6,120	Travelers Cos., Inc. (The)	647,802
7,040	XL Group plc,	241,965

		6,480,450

Continued

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks+, continued
Internet & Catalog Retail (1.2%):
5,155	Amazon.com, Inc.*	$1,599,854
577	Lands’ End, Inc.*	31,135
810	Priceline.com, Inc.*	923,570

		2,554,559

Internet Software & Services (3.9%):
5,245	Akamai Technologies, Inc.*	330,225
690	Baidu, Inc., Sponsored ADR*	157,299
15,750	eBay, Inc.*	883,890
26,440	Facebook, Inc., Class A*	2,062,849
3,045	Google, Inc., Class C*	1,602,888
4,195	Google, Inc., Class A*	2,226,118
625	LinkedIn Corp., Class A*	143,569
6,285	VeriSign, Inc.*	358,245
14,415	Yahoo!, Inc.*	728,102

		8,493,185

IT Services (3.2%):
13,720	Automatic Data Processing, Inc.	1,143,836
5,915	Broadridge Financial Solutions, Inc.	273,155
11,935	Cognizant Technology Solutions Corp., Class A*	628,497
9,350	Fidelity National Information Services, Inc.	581,570
10,555	International Business Machines Corp.	1,693,444
12,770	Paychex, Inc.	589,591
7,000	Visa, Inc., Class A	1,835,400
15,190	Western Union Co.	272,053

		7,017,546

Leisure Products (0.1%):
10,305	Mattel, Inc.	318,888

Life Sciences Tools & Services (0.1%):
890	Illumina, Inc.*	164,276

Machinery (2.1%):
10,210	Caterpillar, Inc.	934,522
4,710	Cummins, Inc.	679,041
5,600	Deere & Co.	495,432
4,780	Parker Hannifin Corp.	616,381
5,649	Pentair, Ltd.	375,207
3,910	Snap-On, Inc.	534,653
2,595	SPX Corp.	222,962
5,980	Stanley Black & Decker, Inc.	574,558
3,225	Timken Co.	137,643

		4,570,399

Media (3.7%):
37,660	Comcast Corp., Class A	2,184,657
2,048	Liberty Global plc, Series C*	98,939
2,719	Liberty Global plc, Class A*	136,507
7,651	News Corp., Class B*	115,377
8,555	Omnicom Group, Inc.	662,756
78,395	Sirius XM Holdings, Inc.*	274,383
14,330	Time Warner Cable, Inc.	1,224,069
5,085	Time Warner Cable, Inc.	773,225

Shares		Fair Value

Common Stocks+, continued
Media, continued
2,823	Time, Inc.	$69,474
26,705	Walt Disney Co. (The)	2,515,343

		8,054,730

Metals & Mining (0.6%):
16,405	Freeport-McMoRan Copper & Gold, Inc.	383,221
10,475	Nucor Corp.	513,798
4,239	Southern Copper Corp.	119,540
12,760	Steel Dynamics, Inc.	251,882
1,587	TimkenSteel Corp.	58,767
2,295	Worthington Industries, Inc.	69,057

		1,396,265

Multiline Retail (0.9%):
8,295	Macy’s, Inc.	545,396
7,440	Nordstrom, Inc.	590,662
1,555	Sears Holdings Corp.*	51,284
9,105	Target Corp.	691,160

		1,878,502

Multi-Utilities (1.5%):
15,300	Ameren Corp.	705,789
24,020	CenterPoint Energy, Inc.	562,789
13,450	Consolidated Edison, Inc.	887,834
3,445	Integrys Energy Group, Inc.	268,193
21,100	Public Service Enterprise Group, Inc.	873,751

		3,298,356

Oil, Gas & Consumable Fuels (6.7%):
5,698	California Resources Corp.*	31,396
6,020	Cheniere Energy, Inc.*	423,808
26,865	Chevron Corp.	3,013,716
5,190	Concho Resources, Inc.*	517,703
24,200	ConocoPhillips	1,671,252
10,740	CONSOL Energy, Inc.	363,119
11,550	Continental Resources, Inc.*	443,058
53,320	Exxon Mobil Corp.	4,929,433
4,730	Gulfport Energy Corp.*	197,430
14,235	Occidental Petroleum Corp.	1,147,483
6,730	ONEOK, Inc.	335,087
13,855	Phillips 66	993,404
16,025	Southwestern Energy Co.*	437,322
970	Statoil ASA, Sponsored ADR	17,082

		14,521,293

Personal Products (0.0%):
1,145	Herbalife, Ltd.	43,167

Pharmaceuticals (6.1%):
22,000	Abbvie, Inc.	1,439,680
4,310	Actavis, Inc. plc*	1,109,437
23,360	Bristol-Myers Squibb Co.	1,378,941
15,725	Eli Lilly & Co.	1,084,868
470	GlaxoSmithKline plc, Sponsored ADR	20,088
35,325	Johnson & Johnson Co.	3,693,935

Continued

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks+, continued
Pharmaceuticals, continued
36,580	Merck & Co., Inc.	$2,077,378
77,080	Pfizer, Inc.	2,401,042

		13,205,369

Professional Services (0.1%):
2,080	Dun & Bradstreet Corp.	251,597

Real Estate Investment Trusts (REITs) (1.7%):
16,980	American Capital Agency Corp.	370,673
28,500	Annaly Capital Management, Inc.	308,085
33,930	Duke Realty Corp.	685,386
7,895	Hatteras Financial Corp.	145,505
3,710	Healthcare Realty Trust, Inc.	101,357
11,610	Liberty Property Trust	436,884
10,190	Mack-Cali Realty Corp.	194,221
19,300	Senior Housing Properties Trust	426,723
13,363	Ventas, Inc.	958,128

		3,626,962

Road & Rail (0.9%):
3,700	Avis Budget Group, Inc.*	245,421
1,610	Canadian Pacific Railway, Ltd.	310,231
33,040	CSX Corp.	1,197,039
7,085	Hertz Global Holdings, Inc.*	176,700

		1,929,391

Semiconductors & Semiconductor Equipment (2.7%):
14,645	Advanced Micro Devices, Inc.*	39,102
7,810	Altera Corp.	288,501
4,965	Analog Devices, Inc.	275,657
25,740	Applied Materials, Inc.	641,441
58,720	Intel Corp.	2,130,949
8,210	Linear Technology Corp.	374,376
4,725	Microchip Technology, Inc.	213,145
14,630	Micron Technology, Inc.*	512,196
11,215	NVIDIA Corp.	224,861
2,435	Skyworks Solutions, Inc.	177,049
14,930	Texas Instruments, Inc.	798,232
6,355	Xilinx, Inc.	275,108

		5,950,617

Software (3.7%):
5,700	Activision Blizzard, Inc.	114,855
10,005	Adobe Systems, Inc.*	727,364
7,065	Autodesk, Inc.*	424,324
99,050	Microsoft Corp.	4,600,872
4,650	Nuance Communications, Inc.*	66,356
40,870	Oracle Corp.	1,837,923
14,155	Symantec Corp.	363,147

		8,134,841

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Common Stocks+, continued
Specialty Retail (2.6%):
370	Abercrombie & Fitch Co., Class A	$10,597
1,445	American Eagle Outfitters, Inc.	20,057
5,770	Foot Locker, Inc.	324,159
5,690	Gap, Inc. (The)	239,606
19,355	Home Depot, Inc. (The)	2,031,693
5,365	L Brands, Inc.	464,341
19,815	Lowe’s Cos., Inc.	1,363,272
4,325	Tiffany & Co.	462,170
10,045	TJX Cos., Inc. (The)	688,886

		5,604,781

Technology Hardware, Storage & Peripherals (4.5%):
71,700	Apple, Inc.	7,914,246
26,205	EMC Corp.	779,337
23,540	Hewlett-Packard Co.	944,660
5,525	Seagate Technology plc	367,413

		10,005,656

Textiles, Apparel & Luxury Goods (0.2%):
6,160	Michael Kors Holdings, Ltd.*	462,616

Thrifts & Mortgage Finance (0.1%):
16,515	New York Community Bancorp, Inc.	264,240

Tobacco (1.5%):
30,040	Altria Group, Inc.	1,480,070
16,580	Philip Morris International, Inc.	1,350,441
6,625	Reynolds American, Inc.	425,789
3,522	Vector Group, Ltd.	75,054

		3,331,354

Trading Companies & Distributors (0.1%):
2,845	GATX Corp.	163,701

Wireless Telecommunication Services (0.2%):
3,590	SBA Communications Corp., Class A*	397,628

Total Common Stocks (Cost $154,681,303)		214,942,080

Purchased Options (0.4%):
Total Purchased Options (Cost $1,371,118)		828,073

Unaffiliated Investment Company (2.9%):
6,340,456	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	6,340,456

Total Unaffiliated Investment Company (Cost $6,340,456)		6,340,456

Total Investment Securities (Cost $162,392,877)(b) — 102.0%		222,110,609
Net other assets (liabilities) — (2.0)%		(4,358,081)

Net Assets — 100.0%		$217,752,528

Continued

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2014

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Exchange-traded options purchased as of December 31, 2014 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Fair Value
S&P 500 Index	Put	USD	1800.00	01/16/15	188	$32,430
S&P 500 Index	Put	USD	1875.00	01/16/15	169	51,968
S&P 500 Index	Put	USD	1950.00	01/16/15	98	62,230
S&P 500 Index	Put	USD	1825.00	02/20/15	241	218,105
S&P 500 Index	Put	USD	1850.00	02/20/15	163	171,965
S&P 500 Index	Put	USD	1825.00	03/20/15	175	291,375

Total						$828,073

Exchange-traded options written as of December 31, 2014 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Fair Value
S&P 500 Index	Call	USD	2060.00	01/02/15	116	$(85,260)
S&P 500 Index	Call	USD	2090.00	01/09/15	93	(42,315)
S&P 500 Index	Call	USD	2025.00	01/16/15	120	(586,800)
S&P 500 Index	Call	USD	2000.00	01/16/15	130	(904,800)
S&P 500 Index	Call	USD	2050.00	01/16/15	98	(297,920)
S&P 500 Index	Call	USD	2025.00	02/20/15	233	(1,523,820)
S&P 500 Index	Call	USD	2050.00	02/20/15	122	(589,260)
S&P 500 Index	Call	USD	2075.00	02/20/15	122	(407,480)

Total						$(4,437,655)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$162,392,877

Investment securities, at value	$222,110,609
Cash	1,002
Interest and dividends receivable	307,104
Reclaims receivable	2,350
Prepaid expenses	1,837

Total Assets	222,422,902

Liabilities:
Payable for capital shares redeemed	23,302
Written Options (Premiums received $4,598,555)	4,437,655
Manager fees payable	148,417
Administration fees payable	5,178
Distribution fees payable	46,380
Custodian fees payable	2,378
Administrative and compliance services fees payable	508
Trustee fees payable	10
Other accrued liabilities	6,546

Total Liabilities	4,670,374

Net Assets	$217,752,528

Net Assets Consist of:
Capital	$197,912,125
Accumulated net investment income/(loss)	2,484,287
Accumulated net realized gains/(losses) from investment transactions	(42,522,516)
Net unrealized appreciation/(depreciation) on investments	59,878,632

Net Assets	$217,752,528

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,347,855
Net Asset Value (offering and redemption price per share)	$11.87

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$4,800,585
Foreign withholding tax	(1,294)

Total Investment Income	4,799,291

Expenses:
Manager fees	1,713,999
Administration fees	60,272
Distribution fees	535,624
Custodian fees	11,983
Administrative and compliance services fees	2,655
Trustee fees	10,299
Professional fees	11,280
Shareholder reports	5,822
Other expenses	4,809

Total expenses	2,356,743

Net Investment Income/(Loss)	2,442,548

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,872,640
Net realized gains/(losses) on options contracts	(19,332,201)
Change in net unrealized appreciation/depreciation on investments	14,315,683

Net Realized/Unrealized Gains/(Losses) on Investments	3,856,122

Change in Net Assets Resulting From Operations	$6,298,670

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,442,548	$2,574,178
Net realized gains/(losses) on investment transactions	(10,459,561)	(28,154,431)
Change in unrealized appreciation/depreciation on investments	14,315,683	40,871,485

Change in net assets resulting from operations	6,298,670	15,291,232

Dividends to Shareholders:
From net investment income	(2,524,790)	(1,613,620)

Change in net assets resulting from dividends to shareholders	(2,524,790)	(1,613,620)

Capital Transactions:
Proceeds from shares issued	27,031,916	48,460,939
Proceeds from dividends reinvested	2,524,790	1,613,620
Value of shares redeemed	(27,741,916)	(21,384,395)

Change in net assets resulting from capital transactions	1,814,790	28,690,164

Change in net assets	5,588,670	42,367,776
Net Assets:
Beginning of period	212,163,858	169,796,082

End of period	$217,752,528	$212,163,858

Accumulated net investment income/(loss)	$2,484,287	$2,576,767

Share Transactions:
Shares issued	2,299,425	4,277,413
Dividends reinvested	212,703	142,798
Shares redeemed	(2,377,336)	(1,891,764)

Change in shares	134,792	2,528,447

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$11.65	$10.83	$10.44	$10.13	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.13	0.06	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.23	0.78	0.37	0.22	0.13

Total from Investment Activities	0.36	0.91	0.43	0.31	0.20

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.09)	(0.04)	—	(0.07)

Total Dividends	(0.14)	(0.09)	(0.04)	—	(0.07)

Net Asset Value, End of Period	$11.87	$11.65	$10.83	$10.44	$10.13

Total Return(b)	3.09%	8.44%	4.15%	3.06%	1.98	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$217,753	$212,164	$169,796	$52,116	$16,217
Net Investment Income/(Loss)(d)	1.14%	1.35%	1.74%	1.37%	1.38%
Expenses Before Reductions(d)(e)	1.10%	1.11%	1.14%	1.25%	1.59%
Expenses Net of Reductions(d)	1.10%	1.10%	1.11%	1.24%	1.25%
Expense Net of Reductions, excluding Expense Paid Indirectly(d)(f)	1.10%	1.11%	1.14%	1.25%	1.25%
Portfolio Turnover Rate	18%	16%	5%	12%	28	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund used purchased and written call options to hedge against security prices (equity risk). A stock index fluctuates with changes in the fair values of the stocks included in the index, and therefore options on stock indexes and options on stocks involve elements of equity price risk.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2014:

	Number of Contracts	Cost
Options outstanding at December 31, 2013	1,122	$941,255
Options purchased	8,716	9,036,743
Options exercised	—	—
Options expired	(552)	(436,320)
Options closed	(8,252)	(8,170,560)

Options outstanding at December 31, 2014	1,034	$1,371,118

The Fund had the following transactions in written call and put options during the year ended December 31, 2014:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	(1,122)	$(3,078,945)
Options written	(13,198)	(37,759,070)
Options exercised	—	—
Options expired	436	663,953
Options closed	12,850	35,575,507

Options outstanding at December 31, 2014	(1,034)	$(4,598,555)

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk Exposure

Equity Contracts	Investment securities, at value (purchased options)	$828,073	Written options	$4,437,655

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on options contracts/Change in unrealized appreciation/depreciation on investments	$(19,332,201)	$3,309,051

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,667 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied. Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$214,942,080	$—	$214,942,080
Purchased Options	828,073	—	828,073
Unaffiliated Investment Company	6,340,456	—	6,340,456

Total Investment Securities	222,110,609	—	222,110,609

Other Financial Instruments:*
Written Options	160,900	—	160,900

Total Investments	$222,271,509	$—	$222,271,509

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$39,140,979	$53,527,274

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $162,950,538. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$61,911,743
Unrealized depreciation	(2,751,672)

Net unrealized appreciation/(depreciation)	$59,160,071

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$22,222,306	$20,074,988	$42,297,294

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$2,524,790	$—	$2,524,790

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$1,613,620	$—	$1,613,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$2,444,751	$—	$(42,307,464)	$59,703,116	$19,840,403

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

18

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

24

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® International Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® International Index Fund returned -6.18%. That compared to a -4.48% total return for its benchmark, the MSCI EAFE Index1.

The Fund attempts to replicate the performance of the MSCI EAFE index, which tracks the performance of 21 international equity markets.

Equity markets in most countries represented in the index declined for the period in U.S. dollar terms. International stocks started the period on a negative note: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Global equity markets declined sharply in January, but soon rebounded—particularly in Europe—on signs that the global economic recovery was strengthening and hopes that the European Central Bank (ECB) would soon take measures to combat very low inflation in the eurozone. The ECB eventually took aggressive action in June, moving to a negative deposit rate. The resulting rebound in equity markets came with an increase in volatility.

A combination of high valuations and persistent uncertainty about global central bank policies left equities vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza, the downing of civilian airplane in the Ukraine, and Scotland’s flirtation with independence from the United Kingdom—added to concerns. These factors caused many investors to retreat from risk assets such as stocks.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. In Europe, most developed economies posted sluggish growth, while equity prices whipsawed under the influence of geopolitical turmoil and hopes for central bank stimulus. The eurozone faced dangerously low inflation rates, while the ongoing Russia-Ukraine crisis and Greece’s failure to successfully elect a new president drove volatility higher.

The impact of currency fluctuations was notable in Asia. Developed Asian economies performed well in local currency terms, but generated negative results on a U.S. dollar basis. The Japanese economy continued to struggle to find firm footing, even as the nation’s equity markets benefited from central bank stimulus. Strong corporate earnings helped push Japanese stocks higher, but the weakening of the yen against the U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of the index.

Later in the year, the strengthening U.S. dollar put pressure on commodity prices. Oil prices in particular declined sharply as global supply fell out of balance with demand. Lower prices harmed oil-exporting economies, but most developed markets benefited from the resulting boost to consumer spending. On an absolute basis (in U.S. dollar terms), Israeli stocks generated the strongest returns for the year.

The Fund’s underperformance of its benchmark was primarily due to the Fund adjusting valuations of international securities to account for anticipated market movement, although fees and expenses also detracted. The Fund’s daily net asset value (NAV) is adjusted based on fair market values to avoid market timing by investors. Meanwhile, the benchmark’s NAV reflects local closing prices. The difference in timing between the close of domestic and international markets can create a short-term difference in performance that corrects itself when trading reopens the next day. Any difference does not impact long-term performance, but it can appear as tracking error when the difference occurs on the last day of the period.

Health care and utilities were the only sectors posting gains in U.S. dollar terms. Utilities shares benefited from the low-interest rate environment, as stocks in that sector offered attractive yields to income-seeking investors. Energy stocks fell due to the steep decline in oil prices, and had the greatest negative effect on the index’s performance. Shares in the materials sector also posted large losses amid falling prices in other commodities.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® International Index Fund	-6.18%	10.35%	4.66%	9.48%
MSCI EAFE Index (gross of withholding taxes)	-4.48%	11.56%	5.81%	10.97%
MSCI EAFE Index (net of withholding taxes)	-4.90%	11.06%	5.33%	10.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund	0.76%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contact limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL International Index Fund	$1,000.00	$897.60	$3.54	0.74%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL International Index Fund	$1,000.00	$1,021.48	$3.77	0.74%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Japan	20.8%
United Kingdom	19.7
Switzerland	9.2
Germany	9.1
France	9.1
Australia	7.4
Spain	3.4
Netherlands	3.2
Hong Kong	3.1
Sweden	3.0
All other countries	10.6

Total Common Stocks and Preferred Stocks	98.6
Rights	— ^
Securities Held as Collateral for Securities on Loan	3.3
Money Market	0.3

Total Investment Securities	102.2
Net other assets (liabilities)	(2.2)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (98.0%):
Aerospace & Defense (0.9%):
215,081	BAE Systems plc	$1,569,905
76,147	Cobham plc	381,785
40,110	European Aeronautic Defence & Space Co. NV	1,991,916
29,968	Finmeccanica SpA*	278,221
56,599	Meggitt plc	452,360
131,047	Rolls-Royce Holdings plc	1,765,126
18,663	Safran SA	1,148,552
117,000	Singapore Technologies Engineering, Ltd.	299,621
6,454	Thales SA	348,191
13,420	Zodiac Aerospace	452,839

		8,688,516

Air Freight & Logistics (0.4%):
34,900	Bollore^	158,373
66,624	Deutsche Post AG	2,179,588
43,571	Royal Mail plc	290,099
32,834	TNT Express NV^	218,118
43,939	Toll Holdings, Ltd.	209,082
24,800	Yamato Holdings Co., Ltd.	488,404

		3,543,664

Airlines (0.2%):
91,000	All Nippon Airways Co., Ltd.	224,023
89,000	Cathay Pacific Airways, Ltd.	193,682
16,758	Deutsche Lufthansa AG, Registered Shares	280,609
11,214	easyJet plc	289,414
69,322	International Consolidated Airlines Group SA*	513,057
8,470	Japan Airlines Co., Ltd.	247,455
39,055	Qantas Airways, Ltd.*	75,709
1,900	Ryanair Holdings plc, ADR*^	135,413
39,000	Singapore Airlines, Ltd.	341,071

		2,300,433

Auto Components (1.1%):
12,700	Aisin Sieki Co., Ltd.	456,549
44,600	Bridgestone Corp.	1,550,147
12,753	Compagnie Generale des Establissements Michelin SCA, Class B	1,156,081
7,535	Continental AG	1,599,886
33,200	DENSO Corp.	1,547,564
115,141	GKN plc	610,653
6,600	Koito Manufacturing Co., Ltd.	201,331
12,000	NGK Spark Plug Co., Ltd.	362,428
9,600	NHK SPRING Co., Ltd.	83,771
7,000	NOK Corp.	177,812
8,587	Nokian Renkaat OYJ^	210,303
15,275	Pirelli & C. SpA	205,117
9,000	Stanley Electric Co., Ltd.	194,568
13,500	Sumitomo Rubber Industries, Ltd.	201,034
15,000	The Yokohama Rubber Co., Ltd.^	137,064
3,700	Toyoda Gosei Co., Ltd.	74,725
10,900	Toyota Industries Corp.	557,053
5,282	Valeo SA	657,833

		9,983,919

Shares		Fair Value
Common Stocks, continued
Automobiles (3.5%):
22,972	Bayerische Motoren Werke AG (BMW)	$2,494,551
12,000	Daihatsu Motor Co., Ltd.^	157,433
66,273	Daimler AG, Registered Shares	5,528,542
60,814	Fiat Chrysler Automobiles NV*^	697,785
40,200	Fuji Heavy Industries, Ltd.	1,415,882
112,500	Honda Motor Co., Ltd.	3,272,011
39,500	Isuzu Motors, Ltd.	482,005
37,600	Mazda Motor Corp.	902,706
42,800	Mitsubishi Motors Corp.	392,158
170,200	Nissan Motor Co., Ltd.	1,482,731
26,690	PSA Peugeot Citroen SA*	325,549
13,217	Renault SA	965,725
24,800	Suzuki Motor Corp.	745,637
188,100	Toyota Motor Corp.	11,731,981
2,081	Volkswagen AG	453,385
19,100	Yamaha Motor Co., Ltd.	384,192

		31,432,273

Banks (13.5%):
77,000	Aozora Bank, Ltd.	239,013
189,741	Australia & New Zealand Banking Group, Ltd.	4,934,484
299,489	Banca Monte dei Paschi di Siena SpA*	170,273
408,686	Banco Bilbao Vizcaya Argentaria SA	3,845,900
2,415,085	Banco Commercial Portugues SA*^	189,889
241,519	Banco de Sabadell SA	632,643
23,948	Banco Popolare SC*	286,647
125,391	Banco Popular Espanol SA	620,773
850,642	Banco Santander SA	7,112,076
69,291	Bank Hapoalim BM	327,321
89,523	Bank Leumi Le*	307,620
87,600	Bank of East Asia, Ltd. (The)	351,395
1,884,536	Bank of Ireland*	701,692
26,000	Bank of Kyoto, Ltd. (The)	217,507
22,737	Bank of Queensland, Ltd.	224,633
2,163	Bank of Queensland, Ltd.*	21,370
82,000	Bank of Yokohama, Ltd. (The)	445,128
311,293	Bankia SA*	461,442
46,043	Bankinter SA	367,086
1,130,378	Barclays plc	4,249,137
29,210	Bendigo and Adelaide Bank, Ltd.	303,504
72,913	BNP Paribas SA	4,284,173
255,500	BOC Hong Kong Holdings, Ltd.	850,757
53,000	Chiba Bank, Ltd. (The)	347,912
12,700	Chugoku Bank, Ltd. (The)	173,439
226,030	Chuo Mitsui Trust Holdings, Inc.	862,761
67,383	Commerzbank AG*	895,058
111,591	Commonwealth Bank of Australia	7,748,127
70,657	Credit Agricole SA	908,237
156,625	Criteria Caixacorp SA	813,440
44,898	Danske Bank A/S	1,208,638
120,000	DBS Group Holdings, Ltd.	1,853,581
67,310	DnB NOR ASA	993,123

Continued

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Banks, continued
18,715	Erste Group Bank AG	$429,018
57,000	Fukuoka Financial Group, Inc.	294,338
26,000	Gunma Bank, Ltd. (The)	168,681
28,000	Hachijuni Bank, Ltd. (The)	180,264
53,000	Hang Seng Bank, Ltd.	881,349
33,000	Hiroshima Bank, Ltd. (The)	156,884
84,000	Hokuhoku Financial Group, Inc.	169,802
1,317,938	HSBC Holdings plc	12,453,616
60,208	Intesa Sanpaolo	148,185
803,775	Intesa Sanpaolo SpA	2,324,917
17,400	Iyo Bank, Ltd. (The)	188,635
45,000	Joyo Bank, Ltd. (The)	223,346
17,218	KBC Groep NV	955,495
3,930,243	Lloyds Banking Group plc*	4,640,525
877,700	Mitsubishi UFJ Financial Group, Inc.	4,811,602
8,445	Mizrahi Tefahot Bank, Ltd.*	88,726
1,588,639	Mizuho Financial Group, Inc.	2,669,834
162,842	National Australia Bank, Ltd.	4,435,914
66,332	Natixis	436,136
209,566	Nordea Bank AB^	2,421,984
199,899	Oversea-Chinese Banking Corp., Ltd.	1,571,495
8,407	Raiffeisen International Bank-Holding AG^	125,595
153,087	Resona Holdings, Inc.	772,776
173,570	Royal Bank of Scotland Group plc*	1,053,531
41,600	Seven Bank, Ltd.	175,114
103,000	Shinsei Bank, Ltd.	179,849
35,000	Shizuoka Bank, Ltd. (The)	320,201
103,532	Skandinaviska Enskilda Banken AB, Class A	1,310,494
49,992	Societe Generale	2,100,480
170,361	Standard Chartered plc	2,554,590
87,569	Sumitomo Mitsui Financial Group, Inc.	3,164,615
13,700	Suruga Bank, Ltd.	251,058
34,368	Svenska Handelsbanken AB, A Shares	1,605,797
61,767	Swedbank AB, A Shares	1,537,961
58,312	UBI Banca – Unione di Banche Italiane SCPA	415,037
300,005	UniCredit SpA	1,911,857
88,073	United Overseas Bank, Ltd.	1,628,711
213,995	Westpac Banking Corp.	5,751,574
15,000	Yamaguchi Financial Group, Inc.^	154,554

		111,613,319

Beverages (2.4%):
55,346	Anheuser-Busch InBev NV	6,227,552
26,500	Asahi Breweries, Ltd.	818,092
7,581	Carlsberg A/S, Class B	588,817
41,751	Coca-Cola Amatil, Ltd.	315,872
13,540	Coca-Cola HBC AG	257,592
172,924	Diageo plc	4,959,048
7,264	Heineken Holding NV	455,272
15,792	Heineken NV^	1,121,720
56,000	Kirin Holdings Co., Ltd.	693,796
14,487	Pernod Ricard SA	1,606,084

Shares		Fair Value
Common Stocks, continued
Beverages, continued
1,764	Remy Cointreau SA	$117,812
66,675	SABMiller plc	3,450,160
9,100	Suntory Beverage & Food, Ltd.	314,255
46,255	Treasury Wine Estates, Ltd.	179,894

		21,105,966

Biotechnology (0.4%):
7,171	Actelion, Ltd., Registered Shares	825,252
32,479	CSL, Ltd.	2,286,321
10,048	Grifols SA	399,940

		3,511,513

Building Products (0.6%):
74,000	Asahi Glass Co., Ltd.^	361,411
23,171	Assa Abloy AB, Class B	1,225,325
31,613	Compagnie de Saint-Gobain SA	1,330,727
16,400	Daikin Industries, Ltd.	1,057,932
2,607	Geberit AG, Registered Shares	886,213
18,300	Lixil Group Corp.	387,074
18,000	TOTO, Ltd.	209,397

		5,458,079

Capital Markets (1.8%):
69,769	3i Group plc	484,822
60,954	Aberdeen Asset Management plc	407,070
105,107	Credit Suisse Group AG	2,635,704
117,300	Daiwa Securities Group, Inc.	913,640
95,028	Deutsche Bank AG, Registered Shares	2,871,953
38,492	ICAP plc	268,455
40,414	Investec plc	337,567
15,596	Julius Baer Group, Ltd.	711,939
20,082	Macquarie Group, Ltd.	947,611
43,892	Mediobanca SpA	355,339
248,300	Nomura Holdings, Inc.	1,413,208
1,256	Partners Group Holding AG	364,359
14,490	SBI Holdings, Inc.	157,366
8,833	Schroders plc	366,043
251,373	UBS Group AG*	4,322,331

		16,557,407

Chemicals (3.5%):
23,720	Air Liquide SA	2,926,430
10,000	Air Water, Inc.	158,552
16,633	Akzo Nobel NV	1,153,273
4,498	Arkema, Inc.	298,248
85,000	Asahi Kasei Corp.	779,102
63,219	BASF SE	5,343,503
9,085	Croda International plc	374,292
18,000	Daicel Chemical Industries, Ltd.	210,784
568	Ems-Chemie Holding AG	230,679
636	Givaudan SA, Registered Shares	1,137,547
6,600	Hitachi Chemical Co., Ltd.	116,934
123,366	Incitec Pivot, Ltd.	318,932
28,383	Israel Chemicals, Ltd.	205,057

Continued

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
163	Israel Corp., Ltd. (The)*	$77,597
14,211	Johnson Matthey plc	744,906
11,800	JSR Corp.	202,661
11,663	K+S AG, Registered Shares^	323,831
23,000	Kaneka Corp.	123,694
16,000	Kansai Paint Co., Ltd.	247,315
12,193	Koninklijke DSM NV	741,325
22,300	Kuraray Co., Ltd.	254,287
6,273	Lanxess AG	291,806
12,682	Linde AG	2,365,164
90,000	Mitsubishi Chemical Holdings Corp.	438,347
25,000	Mitsubishi Gas Chemical Co., Inc.	125,608
56,000	Mitsui Chemicals, Inc.	159,094
12,000	Nippon Paint Holdings Co., Ltd.^	348,364
11,100	Nitto Denko Corp.	620,855
16,112	Novozymes A/S, B Shares	676,119
24,762	Orica, Ltd.^	379,403
28,200	Shin-Etsu Chemical Co., Ltd.	1,834,920
154	Sika AG, Bearer Shares	451,820
4,146	Solvay SA	560,023
101,000	Sumitomo Chemical Co., Ltd.	399,951
8,392	Symrise AG	508,863
6,434	Syngenta AG, Registered Shares	2,066,584
10,000	Taiyo Nippon Sanso Corp.^	110,363
62,000	Teijin, Ltd.	165,140
101,000	Toray Industries, Inc.	809,042
7,101	Umicore	285,974
12,073	Yara International ASA	540,295

		29,106,684

Commercial Services & Supplies (0.5%):
17,509	Aggreko plc	407,882
16,312	Babcock International Group plc	266,847
105,428	Brambles, Ltd.	907,710
41,000	Dai Nippon Printing Co., Ltd.	370,095
13,832	Edenred	384,029
104,235	G4S plc	448,527
6,457	ISS A/S*	185,924
6,600	Park24 Co., Ltd.	97,210
14,300	SECOM Co., Ltd.	821,702
21,326	Securitas AB, B Shares	258,562
1,867	Societe BIC SA	247,748
37,000	Toppan Printing Co., Ltd.	240,913

		4,637,149

Communications Equipment (0.7%):
197,922	Alcatel-Lucent*	702,575
260,199	Nokia OYJ	2,047,662
209,976	Telefonaktiebolaget LM Ericsson, B Shares	2,544,687

		5,294,924

Construction & Engineering (0.8%):
11,849	ACS, Actividades de Construccion y Servicios SA	410,222
11,215	Bouygues SA	404,649

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
9,000	Chiyoda Corp.	$74,036
28,141	Ferrovial SA^	554,415
15,000	JGC Corp.	309,188
58,000	Kajima Corp.	239,744
5,932	Koninklijke Boskalis Westminster NV	324,273
6,904	Leighton Holdings, Ltd.	125,584
46,000	Obayashi Corp.	295,691
5,805	OCI NV*	201,441
38,000	Shimizu Corp.	258,793
26,975	Skanska AB, B Shares	577,072
69,000	TAISEI Corp.	392,831
33,719	Vinci SA	1,844,908

		6,012,847

Construction Materials (0.6%):
53,332	Boral, Ltd.	228,708
50,501	CRH plc	1,214,874
50,748	Fletcher Building, Ltd.	327,216
9,587	HeidelbergCement AG	681,922
15,755	Holcim, Ltd., Registered Shares^	1,119,102
2,219	Imerys SA	163,619
29,548	James Hardie Industries SE	314,544
13,073	Lafarge SA	917,411
77,000	Taiheiyo Cement Corp.	242,335

		5,209,731

Consumer Finance (0.1%):
30,000	ACOM Co., Ltd.*^	91,295
7,900	Aeon Credit Service Co., Ltd.^	154,464
10,400	Credit Saison Co., Ltd.	193,532

		439,291

Containers & Packaging (0.1%):
84,320	Amcor, Ltd.	927,672
46,579	Rexam plc	327,424
9,800	Toyo Seikan Kaisha, Ltd.	120,918

		1,376,014

Distributors (0.0%):
7,000	Jardine Cycle & Carriage, Ltd.	224,829
386,000	Li & Fung, Ltd.	361,027

		585,856

Diversified Consumer Services (0.0%):
4,900	Benesse Holdings, Inc.	145,582

Diversified Financial Services (1.3%):
13,974	ASX, Ltd.	417,017
13,471	Deutsche Boerse AG	965,272
2,685	Eurazeo	187,530
6,343	EXOR SpA	258,747
149,750	First Pacific Co., Ltd.	147,836
5,367	Groupe Bruxelles Lambert SA	456,771
15,821	Hargreaves Lansdown plc	246,646
70,900	Hong Kong Exchanges & Clearing, Ltd.	1,559,877
12,449	Industrivarden AB, C Shares	216,365

Continued

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
266,243	ING Groep NV*	$3,446,802
31,335	Investor AB, B Shares	1,136,309
17,300	Japan Exchange Group, Inc.	403,129
16,766	Kinnevik Investment AB, Class B	544,105
15,016	London Stock Exchange Group plc	515,832
34,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	164,003
89,900	ORIX Corp.	1,124,017
2,449	Pargesa Holding SA	188,712
54,000	Singapore Exchange, Ltd.	317,587

		12,296,557

Diversified Telecommunication Services (3.3%):
10,188	Belgacom SA	368,862
142,170	Bezeq The Israeli Telecommunication Corp., Ltd.	253,170
560,832	BT Group plc	3,480,972
218,723	Deutsche Telekom AG, Registered Shares	3,505,336
9,694	Elisa OYJ	263,807
128,022	France Telecom SA	2,176,919
175,820	HKT Trust & HKT, Ltd.	228,789
1,876	Iliad SA	450,597
28,073	Inmarsat plc	347,851
222,344	Koninklijke (Royal) KPN NV	700,919
25,776	Nippon Telegraph & Telephone Corp.	1,326,603
277,000	PCCW, Ltd.	188,724
552,000	Singapore Telecommunications, Ltd.	1,620,751
1,605	Swisscom AG, Registered Shares^	843,041
54,444	TDC A/S	414,976
125,177	Telecom Corp. of New Zealand, Ltd.	303,196
680,689	Telecom Italia SpA^	721,799
433,869	Telecom Italia SpA RSP	362,600
37,982	Telefonica Deutschland Holding AG	202,817
289,990	Telefonica SA	4,147,514
3,471	Telenet Group Holding NV*	194,922
52,436	Telenor ASA	1,058,010
163,818	TeliaSonera AB	1,054,202
298,238	Telstra Corp., Ltd.	1,447,950
18,376	TPG Telecom, Ltd.	100,276
83,648	Vivendi	2,086,365

		27,850,968

Electric Utilities (2.1%):
114,914	AusNet Services	124,112
41,000	Cheung Kong Infrastructure Holdings, Ltd.	302,186
42,900	Chubu Electric Power Co., Inc.*	504,779
21,800	Chugoku Electric Power Co., Inc. (The)	285,535
131,000	CLP Holdings, Ltd.	1,134,355
29,786	Contact Energy, Ltd.	148,189
138,634	E.ON AG	2,380,337
161,507	EDP – Energias de Portugal SA	624,542
17,048	Electricite de France	468,063
456,327	Enel SpA	2,040,108
30,119	Fortum OYJ	650,777
11,200	Hokuriku Electric Power Co.	143,052

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
94,000	Hongkong Electric Holdings, Ltd.	$908,196
7,525	Iberdrola SA	50,596
350,122	Iberdrola SA	2,355,403
46,700	Kansai Electric Power Co., Inc. (The)*	444,365
28,700	Kyushu Electric Power Co., Inc.*^	287,481
49,648	Mighty River Power, Ltd.	115,137
6,231	Red Electrica Corporacion SA	546,936
66,914	Scottish & Southern Energy plc	1,679,646
11,900	Shikoku Electric Power Co., Inc.*	144,282
102,361	Terna – Rete Elettrica Nationale SpA	463,650
31,000	Tohoku Electric Power Co., Inc.	360,170
98,600	Tokyo Electric Power Co., Inc. (The)*	401,850

		16,563,747

Electrical Equipment (1.4%):
151,373	ABB, Ltd.	3,202,762
14,320	Alstom SA*	461,887
37,000	Fuji Electric Holdings Co., Ltd.	147,625
17,924	Legrand SA	938,190
3,400	Mabuchi Motor Co., Ltd.	134,013
134,000	Mitsubishi Electric Corp.	1,595,675
15,000	Nidec Corp.	973,100
6,048	Osram Licht AG*	238,278
14,919	Prysmian SpA	271,512
36,156	Schneider Electric SA^	2,626,850
53,200	Sumitomo Electric Industries, Ltd.	663,878
15,153	Vestas Wind Systems A/S*^	547,496

		11,801,266

Electronic Equipment, Instruments & Components (1.4%):
21,100	Citizen Holdings Co., Ltd.	162,356
31,500	Fujifilm Holdings Corp.	950,790
4,800	Hamamatsu Photonics K.K.	229,405
18,215	Hexagon AB, B Shares	563,668
2,300	Hirose Electric Co., Ltd.^	267,802
5,200	Hitachi High-Technologies Corp.	150,062
336,100	Hitachi, Ltd.	2,459,742
29,400	HOYA Corp.	984,505
7,600	IBIDEN Co., Ltd.	111,708
23,600	Japan Display, Inc.*^	72,196
3,070	Keyence Corp.	1,360,046
22,100	Kyocera Corp.	1,013,096
13,900	Murata Manufacturing Co., Ltd.	1,518,600
25,000	Nippon Electric Glass Co., Ltd.	112,720
14,400	Omron Corp.	645,522
19,796	Rexel SA	353,452
17,000	Shimadzu Corp.	173,039
8,400	TDK Corp.	495,008
17,100	Yaskawa Electric Corp.^	218,765
15,100	Yokogawa Electric Corp.	166,246

		12,008,728

Continued

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.5%):
26,412	AMEC plc	$345,636
18,997	Petrofac, Ltd.	206,010
17,660	Saipem SpA*^	185,449
27,844	Seadrill, Ltd.^	320,742
18,110	Subsea 7 SA^	184,808
7,375	Technip-Coflexip SA	440,336
33,584	Tenaris SA	507,212
24,064	Transocean, Ltd.^	441,151
14,329	WorleyParsons, Ltd.	118,161

		2,749,505

Food & Staples Retailing (1.6%):
46,000	Aeon Co., Ltd.^	463,087
42,908	Carrefour SA	1,303,478
3,732	Casino Guichard-Perrachon SA	343,393
4,894	Colruyt SA	226,905
6,919	Delhaize Group	502,550
41,668	Distribuidora Internacional de Alimentacion SA	280,141
3,700	FamilyMart Co., Ltd.	138,150
5,357	ICA Gruppen AB	209,816
82,141	J Sainsbury plc	312,241
15,701	Jeronimo Martins SGPS SA	157,355
60,657	Koninklijke Ahold NV	1,078,113
4,400	LAWSON, Inc.	266,105
57,202	Metcash, Ltd.	85,999
11,067	Metro AG*^	338,792
51,400	Seven & I Holdings Co., Ltd.	1,854,345
564,438	Tesco plc	1,642,270
77,343	Wesfarmers, Ltd.	2,617,654
149,018	William Morrison Supermarkets plc	424,048
85,972	Woolworths, Ltd.	2,141,496

		14,385,938

Food Products (4.0%):
38,000	Ajinomoto Co., Inc.	704,248
6,188	Aryzta AG	475,614
24,458	Associated British Foods plc	1,188,162
146	Barry Callebaut AG, Registered Shares	149,575
5,300	Calbee, Inc.	182,990
39,887	Danone SA	2,623,715
458,382	Golden Agri-Resources, Ltd.	159,009
11,026	Kerry Group plc, Class A	760,661
10,000	Kikkoman Corp.	245,379
69	Lindt & Spruengli AG	340,741
7	Lindt & Spruengli AG, Registered Shares	401,897
4,126	Meiji Holdings Co., Ltd.	375,839
221,941	Nestle SA, Registered Shares	16,273,528
12,000	Nippon Meat Packers, Inc.	262,522
15,345	Nisshin Seifun Group, Inc.	148,707
4,100	Nissin Foods Holdings Co., Ltd.	196,239
31,089	Tate & Lyle plc	291,998
6,000	Toyo Suisan Kaisha, Ltd.	193,767
112,127	Unilever NV	4,404,135

Shares		Fair Value
Common Stocks, continued
Food Products, continued
88,377	Unilever plc	$3,589,499
255,000	WH Group, Ltd.*	145,578
131,000	Wilmar International, Ltd.	319,656
6,000	Yakult Honsha Co., Ltd.^	316,693
8,000	Yamazaki Baking Co., Ltd.^	98,725

		33,848,877

Gas Utilities (0.6%):
75,257	APA Group	458,109
11,088	Enagas	350,925
23,534	Gas Natural SDG SA	591,971
438,829	Hong Kong & China Gas Co., Ltd.	999,350
127,000	Osaka Gas Co., Ltd.	474,755
135,981	Snam Rete Gas SpA	670,732
28,000	Toho Gas Co., Ltd.	137,240
161,000	Tokyo Gas Co., Ltd.	868,928

		4,552,010

Health Care Equipment & Supplies (0.8%):
3,915	Cochlear, Ltd.	247,027
7,790	Coloplast A/S, Class B	655,785
27,094	Elekta AB, B Shares^	276,708
13,935	Essilor International SA Cie Generale d’Optique	1,551,014
13,459	Getinge AB, B Shares	305,908
16,900	Olympus Co., Ltd.*	595,586
61,772	Smith & Nephew plc	1,133,957
3,787	Sonova Holding AG, Registered Shares	555,316
9,600	Sysmex Corp.	425,958
20,100	Terumo Corp.	457,848
1,418	William Demant Holding A/S*^	107,649

		6,312,756

Health Care Providers & Services (0.5%):
10,800	Alfresa Holdings Corp.	130,544
3,756	Celesio AG	121,434
14,940	Fresenius Medical Care AG & Co., KgaA	1,117,990
26,360	Fresenius SE & Co. KgaA	1,376,360
78,492	Healthscope, Ltd.*	173,748
11,100	Medipal Holdings Corp.	128,925
4,300	Miraca Holdings, Inc.	185,338
8,808	Ramsay Health Care, Ltd.	408,336
29,544	Ryman Healthcare, Ltd.	196,071
27,471	Sonic Healthcare, Ltd.	412,447
4,700	Suzuken Co., Ltd.	129,916

		4,381,109

Health Care Technology (0.0%):
12,500	M3, Inc.^	207,899

Hotels, Restaurants & Leisure (1.3%):
11,993	Accor SA	537,297
12,228	Carnival plc	552,049
114,470	Compass Group plc	1,950,824
24,349	Crown, Ltd.	250,083
3,662	Flight Centre, Ltd.^	96,833

Continued

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
158,000	Galaxy Entertainment Group, Ltd.	$879,629
407,757	Genting Singapore plc	330,464
16,669	InterContinental Hotels Group plc	667,880
4,629	McDonald’s Holdings Co., Ltd.^	101,285
35,141	Merlin Entertainments plc	216,920
60,400	MGM China Holdings, Ltd.	152,280
3,500	Oriental Land Co., Ltd.^	802,753
169,300	Sands China, Ltd.	823,532
81,333	Shangri-La Asia, Ltd.	111,929
136,000	SJM Holdings, Ltd.	215,098
6,348	Sodexo, Inc.	622,344
49,758	Tabcorp Holdings, Ltd.	167,820
104,744	Tatts Group, Ltd.	294,602
30,714	TUI AG*	493,494
12,669	Whitbread plc	934,819
63,000	William Hill plc	354,242
103,600	Wynn Macau, Ltd.^	288,855

		10,845,032

Household Durables (0.8%):
13,600	Casio Computer Co., Ltd.^	208,893
16,240	Electrolux AB, Series B	476,817
26,794	Husqvarna AB, B Shares	197,183
10,800	Iida Group Holdings Co., Ltd.	131,188
150,400	Panasonic Corp.	1,767,296
21,578	Persimmon plc	527,775
2,300	Rinnai Corp.	154,901
31,000	Sekisui Chemical Co., Ltd.	373,256
39,600	Sekisui House, Ltd.^	518,759
104,000	Sharp Corp.*^	230,515
71,700	Sony Corp.	1,459,972
100,500	Techtronic Industries Co., Ltd.	322,107

		6,368,662

Household Products (0.6%):
7,926	Henkel AG & Co. KgaA	771,706
44,761	Reckitt Benckiser Group plc	3,610,488
26,500	Unicharm Corp.	637,819

		5,020,013

Independent Power and Renewable Electricity Producers (0.0%):
7,700	Electric Power Development Co., Ltd.	260,672
122,358	Enel Green Power SpA	254,190
88,932	Meridian Energy, Ltd.	121,891

		636,753

Industrial Conglomerates (1.4%):
329	Delek Group, Ltd.	82,690
77,000	Hankyu Hanshin Holdings, Inc.	414,330
146,000	Hutchison Whampoa, Ltd.	1,671,679
35,000	Keihan Electric Railway Co., Ltd.^	186,963
98,200	Keppel Corp., Ltd.	655,429
66,266	Koninklijke Philips Electronics NV	1,923,816
105,390	NWS Holdings, Ltd.	193,297

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
55,283	Orkla ASA	$377,027
7,500	Seibu Holdings, Inc.^	153,040
63,000	SembCorp Industries, Ltd.	211,325
54,574	Siemens AG, Registered Shares	6,188,515
26,718	Smiths Group plc	452,149
2,053	Wendel	229,414

		12,739,674

Insurance (5.6%):
13,109	Admiral Group plc	268,422
126,896	AEGON NV	951,988
15,076	Ageas NV	534,588
829,000	AIA Group, Ltd.	4,565,358
30,734	Allianz SE, Registered Shares +	5,105,962
206,349	AMP, Ltd.	918,028
80,397	Assicurazioni Generali SpA	1,642,754
200,374	Aviva plc	1,501,252
125,768	AXA SA	2,904,461
3,163	Baloise Holding AG, Registered Shares	404,086
11,102	CNP Assurances	196,569
74,500	Dai-ichi Life Insurance Co., Ltd. (The)	1,130,705
13,649	Delta Lloyd NV	299,939
100,611	Direct Line Insurance Group plc	453,732
14,068	Gjensidige Forsikring ASA	229,306
4,189	Hannover Rueckversicherung AG, Registered Shares	379,926
164,881	Insurance Australia Group, Ltd.	835,727
406,290	Legal & General Group plc	1,560,295
63,211	Mapfre SA^	212,842
185,079	Medibank Private, Ltd.*	364,058
35,311	MS&AD Insurance Group Holdings, Inc.	838,842
11,910	Muenchener Rueckversicherungs-Gesellschaft AG	2,385,788
22,425	NKSJ Holdings, Inc.	563,635
8,431	NN Group NV*^	251,193
339,678	Old Mutual plc	998,842
176,656	Prudential plc	4,064,735
93,865	QBE Insurance Group, Ltd.	851,185
100,978	Resolution, Ltd.	570,826
72,460	RSA Insurance Group plc*	487,588
30,648	Sampo OYJ, A Shares	1,436,902
10,667	SCOR SE	322,775
13,900	Sony Financial Holdings, Inc.	205,004
164,480	Standard Life plc	1,013,142
88,880	Suncorp-Metway, Ltd.	1,012,553
2,177	Swiss Life Holding AG, Registered Shares	514,611
24,246	Swiss Re AG	2,029,355
38,336	T&D Holdings, Inc.	461,274
47,200	Tokio Marine Holdings, Inc.	1,533,063
1,487	Tryg A/S	166,285
69,878	UnipolSai SpA	187,221
2,681	Vienna Insurance Group Weiner Staeditische Versicherung AG^	119,317

Continued

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Insurance, continued
10,287	Zurich Insurance Group AG	$3,222,273

		47,696,407

Internet & Catalog Retail (0.1%):
55,600	Rakuten, Inc.	774,226

Internet Software & Services (0.1%):
11,400	Kakaku.com, Inc.	163,924
2,600	mixi, Inc.^	97,051
8,224	United Internet AG, Registered Shares	372,898
95,500	Yahoo! Japan Corp.^	344,660

		978,533

IT Services (0.3%):
29,736	Amadeus IT Holding SA	1,181,486
5,688	Atos Origin SA	450,055
9,987	Cap Gemini SA	711,270
34,820	Computershare, Ltd.	332,928
1,200	Itochu Techno-Solutions Corp.	42,528
7,200	Nomura Research Institute, Ltd.	221,120
8,600	NTT Data Corp.	321,539
2,700	Otsuka Corp.	85,462

		3,346,388

Leisure Products (0.2%):
11,400	Namco Bandai Holdings, Inc.	242,010
23,100	Nikon Corp.	306,774
3,200	Sankyo Co., Ltd.	110,304
11,700	Sega Sammy Holdings, Inc.	150,129
5,300	Shimano, Inc.	685,670
11,800	Yamaha Corp.	175,298

		1,670,185

Life Sciences Tools & Services (0.0%):
3,538	Lonza Group AG, Registered Shares	398,843
15,784	QIAGEN NV*	369,588

		768,431

Machinery (2.5%):
21,201	Alfa Laval AB^	401,363
23,000	AMADA Co., Ltd.	197,231
4,684	Andritz AG	257,385
27,394	Atlas Copco AB, B Shares	702,404
46,809	Atlas Copco AB, A Shares	1,303,891
67,292	CNH Industrial NV	542,404
13,300	Fanuc, Ltd.	2,195,381
12,900	GEA Group AG^	571,104
17,500	Hino Motors, Ltd.	228,974
6,900	Hitachi Construction Machinery Co., Ltd.	146,317
100,000	IHI Corp.	507,818
19,581	IMI plc	383,275
13,200	JTEKT Corp.	223,605
96,000	Kawasaki Heavy Industries, Ltd.	438,476
64,100	Komatsu, Ltd.	1,421,304
21,883	Kone OYJ, B Shares^	993,775

Shares		Fair Value
Common Stocks, continued
Machinery, continued
77,000	Kubota Corp.	$1,118,323
8,300	Kurita Water Industries, Ltd.	173,427
8,600	Makita Corp.	389,160
2,458	MAN AG	274,102
72,910	Melrose Industries plc	299,965
7,570	Metso Corp. OYJ	225,754
21,000	Minebea Co., Ltd.	307,427
209,000	Mitsubishi Heavy Industries, Ltd.	1,155,790
7,900	Nabtesco Corp.	189,689
18,000	NGK Insulators, Ltd.	370,778
34,000	NSK, Ltd.	402,744
72,307	Sandvik AB	704,496
1,465	Schindler Holding AG, Registered Shares	210,184
3,061	Schindler Holding AG^	441,814
66,000	SembCorp Marine, Ltd.^	162,621
26,798	SKF AB, B Shares	564,121
3,800	SMC Corp.	989,712
1,669	Sulzer AG, Registered Shares	177,363
37,000	Sumitomo Heavy Industries, Ltd.	198,874
7,200	THK Co., Ltd.	173,862
6,864	Vallourec SA	187,411
105,749	Volvo AB, B Shares	1,142,827
9,900	Wartsila Corp. OYJ^	444,201
15,272	Weir Group plc (The)	437,060
134,250	Yangzijiang Shipbuilding Holdings, Ltd.	121,956
12,422	Zardoya Otis SA	137,449

		21,515,817

Marine (0.4%):
485	A.P. Moeller – Maersk A/S, Class B	964,219
270	A.P. Moller – Maersk A/S, Class A	516,701
3,866	Kuehne & Nagel International AG, Registered Shares	525,669
70,000	Mitsui O.S.K. Lines, Ltd.	207,965
116,000	Nippon Yusen Kabushiki Kaisha	328,155

		2,542,709

Media (1.5%):
6,203	Altice SA*	489,432
2,825	Axel Springer AG^	170,352
72,482	British Sky Broadcasting Group plc	1,008,697
15,177	Dentsu, Inc.	638,808
10,353	Eutelsat Communications SA	334,646
15,400	Hakuhodo DY Holdings, Inc.	147,633
265,562	ITV plc	884,575
4,332	JC Decaux SA	148,740
1,514	Kabel Deutschland Holding AG*	205,870
8,346	Lagardere S.C.A.	216,580
6,471	Numericable-SFR*	319,049
57,072	Pearson plc	1,049,723
14,837	ProSiebenSat.1 Media AG, Registered Share	624,992
12,723	Publicis Groupe	911,154
3,720	REA Group, Ltd.	136,639

Continued

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Media, continued
47,536	Reed Elsevier NV	$1,135,916
78,408	Reed Elsevier plc	1,333,823
2,665	RTL Group	253,223
20,594	SES, Class A	738,641
98,768	Singapore Press Holdings, Ltd.^	313,814
7,400	Toho Co., Ltd.	167,937
21,220	Wolters Kluwer NV	647,890
91,077	WPP plc	1,889,268

		13,767,402

Metals & Mining (3.1%):
167,224	Alumina, Ltd.*	242,272
95,219	Anglo American plc	1,761,520
27,562	Antofagasta plc	319,963
70,168	ArcelorMittal^	759,916
145,391	BHP Billiton plc	3,109,504
221,063	BHP Billiton, Ltd.	5,244,222
19,830	Boliden AB	316,161
101,346	Fortescue Metals Group, Ltd.^	223,280
14,577	Fresnillo plc	172,961
732,381	Glencore International plc	3,370,550
15,000	Hitachi Metals, Ltd.	255,489
27,328	Iluka Resources, Ltd.	131,338
34,600	JFE Holdings, Inc.	770,272
203,000	Kobe Steel, Ltd.	351,216
2,600	Maruichi Steel Tube, Ltd.^	55,396
83,000	Mitsubishi Materials Corp.	275,957
54,054	Newcrest Mining, Ltd.*	481,214
520,480	Nippon Steel Corp.	1,291,898
90,109	Norsk Hydro ASA	507,156
5,847	Randgold Resources, Ltd.	395,566
87,589	Rio Tinto plc	4,034,952
29,861	Rio Tinto, Ltd.	1,400,354
36,000	Sumitomo Metal & Mining Co., Ltd.	537,276
31,516	ThyssenKrupp AG*	810,512
7,663	Voestalpine AG	302,045
2,900	Yamato Kogyo Co., Ltd.	81,547

		27,202,537

Multiline Retail (0.4%):
4,000	Don Quijote Co., Ltd.	273,262
37,408	Harvey Norman Holdings, Ltd.^	101,978
22,200	Isetan Mitsukoshi Holdings, Ltd.	272,201
16,100	J. Front Retailing Co., Ltd.	187,521
112,307	Marks & Spencer Group plc	829,088
14,500	MARUI GROUP Co., Ltd.	131,158
10,579	Next plc	1,115,692
5,241	Pinault Printemps Redoute	1,007,503
18,000	Takashimaya Co., Ltd.	144,382

		4,062,785

Multi-Utilities (1.2%):
47,896	AGL Energy, Ltd.	520,551

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
343,426	Centrica plc	$1,477,910
100,263	GDF Suez	2,341,395
259,620	National Grid plc	3,700,642
33,570	RWE AG	1,050,882
19,522	Suez Environnement Co.	338,379
28,666	Veolia Environnement	509,006

		9,938,765

Oil, Gas & Consumable Fuels (5.2%):
235,489	BG Group plc	3,134,145
1,267,967	BP plc	8,050,271
9,550	Caltex Australia, Ltd.	264,207
175,823	Eni SpA	3,070,422
4,512	Fuchs Petrolub AG^	181,697
26,084	Galp Energia SGPS SA	263,859
6,000	Idemitsu Kosan Co., Ltd.	99,436
59,300	INPEX Corp.	658,064
159,770	JX Holdings, Inc.	622,550
13,881	Lundin Petroleum AB*^	198,617
8,464	Neste Oil OYJ	205,066
10,104	OMV AG	267,337
77,079	Origin Energy, Ltd.	727,221
68,846	Repsol YPF SA	1,279,569
271,363	Royal Dutch Shell plc, A Shares	8,993,626
167,972	Royal Dutch Shell plc, B Shares	5,769,789
65,620	Santos, Ltd.	443,239
11,800	Showa Shell Sekiyu K.K.^	116,316
76,852	Statoil ASA	1,347,710
19,000	TonenGeneral Sekiyu K.K.	162,447
147,325	Total SA	7,595,063
59,861	Tullow Oil plc	378,710
50,694	Woodside Petroleum, Ltd.	1,575,594

		45,404,955

Paper & Forest Products (0.2%):
61,000	Oji Paper Co., Ltd.	218,942
36,657	Stora Enso OYJ, R Shares^	326,249
40,555	Svenska Cellulosa AB, B Shares	876,406
37,305	UPM-Kymmene OYJ	612,501

		2,034,098

Personal Products (0.6%):
6,870	Beiersdorf AG^	560,268
35,500	Kao Corp.	1,400,694
17,303	L’Oreal SA	2,904,606
24,700	Shiseido Co., Ltd.	345,942

		5,211,510

Pharmaceuticals (9.3%):
146,500	Astellas Pharma, Inc.	2,039,270
86,902	AstraZeneca plc	6,112,426
56,916	Bayer AG	7,780,031
14,900	Chugai Pharmaceutical Co., Ltd.	366,330
45,000	Daiichi Sankyo Co., Ltd.	629,227

Continued

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
10,500	Dainippon Sumitomo Pharma Co., Ltd.	$102,074
17,600	Eisai Co., Ltd.^	682,076
333,782	GlaxoSmithKline plc	7,140,403
3,900	Hisamitsu Pharmaceutical Co., Inc.	122,454
15,000	Kyowa Hakko Kogyo Co., Ltd.	141,221
8,990	Merck KGaA	852,740
15,200	Mitsubishi Tanabe Pharma Corp.	222,779
158,312	Novartis AG, Registered Shares	14,563,950
138,136	Novo Nordisk A/S, B Shares	5,845,848
5,700	Ono Pharmaceutical Co., Ltd.	505,173
6,800	Orion OYJ, Class B^	211,077
27,400	Otsuka Holdings Co., Ltd.	821,916
48,353	Roche Holding AG	13,109,575
81,853	Sanofi-Aventis SA	7,458,864
5,200	Santen Pharmaceutical Co., Ltd.	278,329
21,300	Shionogi & Co., Ltd.	551,877
40,585	Shire plc	2,871,168
2,100	Taisho Pharmaceutical Holdings Co., Ltd.	128,128
54,600	Takeda Pharmacuetical Co., Ltd.	2,266,044
58,985	Teva Pharmaceutical Industries, Ltd.	3,394,418
8,882	UCB SA	673,977

		78,871,375

Professional Services (0.4%):
11,833	Adecco SA, Registered Shares^	810,852
27,668	ALS, Ltd.^	119,693
14,704	Bureau Veritas SA	324,651
46,010	Capita Group plc	770,995
67,852	Experian plc	1,144,368
10,611	Intertek Group plc	384,589
8,289	Randstad Holding NV^	398,584
9,400	Recruit Holdings Co., Ltd.*^	266,172
371	SGS SA, Registered Shares^	756,676

		4,976,580

Real Estate Investment Trusts (REITs) (1.6%):
133,000	Ascendas Real Estate Investment Trust	238,804
67,767	British Land Co. plc	813,990
135,000	CapitaCommercial Trust	178,746
157,000	CapitaMall Trust	241,646
4,842	Corio NV	236,274
62,079	Dexus Property Group	350,954
94,343	Federation Centres	219,517
2,139	Fonciere des Regions SA	197,909
2,110	Gecina SA	264,053
115,163	GPT Group	406,767
53,325	Hammerson plc	498,341
2,354	ICADE	188,472
52	Japan Prime Realty Investment Corp.	180,551
84	Japan Real Estate Investment Corp.	404,327
168	Japan Retail Fund Investment Corp.	354,343
7,322	Klepierre	315,345
55,179	Land Securities Group plc	987,244

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
60,321	Liberty International plc	$311,894
159,500	Link REIT (The)	995,757
122,990	Macquarie Goodman Group	566,841
266,668	Mirvac Group	385,029
94	Nippon Building Fund, Inc.	471,034
109	Nippon Prologis REIT, Inc.	236,344
159,952	Novion Property Group^	275,305
369,204	Scentre Group	1,049,590
48,266	SERGO plc	276,638
157,515	Stockland Trust Group	526,060
163,000	Suntec REIT	241,004
6,790	Unibail-Rodamco SE	1,735,233
171	United Urban Investment Corp.	268,641
137,646	Westfield Corp.	1,006,114

		14,422,767

Real Estate Management & Development (2.1%):
7,260	AEON Mall Co., Ltd.	128,406
74,028	BGP Holdings plc*(a)	—
173,000	CapitaLand, Ltd.	429,947
96,000	Cheung Kong Holdings, Ltd.	1,602,052
26,000	City Developments, Ltd.	200,793
4,900	Daito Trust Construction Co., Ltd.	554,898
41,400	Daiwa House Industry Co., Ltd.	784,070
16,630	Deutsche Annington Immobilien SE^	565,610
19,447	Deutsche Wohnen AG	462,011
211,000	Global Logistic Properties, Ltd.	394,719
162,000	Hang Lung Properties, Ltd.	451,525
74,130	Henderson Land Development Co., Ltd.	514,624
18,800	Hulic Co., Ltd.	186,928
43,000	Hysan Development Co., Ltd.	191,087
7,136	IMMOEAST AG NPV(BR)*	—
60,788	Immofinanz Immobilien Anlagen AG*	153,849
56,000	Keppel Land, Ltd.	143,995
51,500	Kerry Properties, Ltd.	186,082
37,338	Lend Lease Group	497,025
87,000	Mitsubishi Estate Co., Ltd.	1,841,606
66,000	Mitsui Fudosan Co., Ltd.	1,775,401
357,332	New World Development Co., Ltd.^	408,770
8,100	Nomura Real Estate Holdings, Inc.	139,213
7,200	NTT Urban Development Corp.	72,238
217,600	Sino Land Co., Ltd.	349,318
26,000	Sumitomo Realty & Development Co., Ltd.	885,850
113,000	Sun Hung Kai Properties, Ltd.	1,708,906
45,000	Swire Pacific, Ltd., Class A	583,003
82,000	Swire Properties, Ltd.	242,025
3,821	Swiss Prime Site AG^	280,056
29,000	Tokyo Tatemono Co., Ltd.	211,232
30,800	Tokyu Fudosan Holdings Corp.	212,258
31,996	UOL Group, Ltd.	167,954
103,300	Wharf Holdings, Ltd. (The)	741,904
60,000	Wheelock & Co., Ltd.	278,617

		17,345,972

Continued

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Road & Rail (0.9%):
71,622	Asciano, Ltd.	$350,578
152,127	Aurizon Holdings, Ltd.	569,830
9,900	Central Japan Railway Co.	1,485,464
142,000	ComfortDelGro Corp., Ltd.	278,076
12,264	DSV A/S	372,631
23,213	East Japan Railway Co.	1,739,424
31,000	Keihin Electric Express Railway Co., Ltd.	229,636
38,000	Keio Corp.	272,763
20,000	Keisei Electric Railway Co., Ltd.	243,926
126,000	Kintetsu Corp.	415,650
102,500	MTR Corp., Ltd.	418,678
54,000	Nagoya Railroad Co., Ltd.*^	201,095
63,000	Nippon Express Co., Ltd.	320,460
42,000	Odakyu Electric Railway Co., Ltd.	372,761
69,000	Tobu Railway Co., Ltd.	294,917
82,000	Tokyu Corp.	508,793
11,100	West Japan Railway Co.	526,072

		8,600,754

Semiconductors & Semiconductor Equipment (0.8%):
10,800	Advantest Corp.^	134,584
96,769	ARM Holdings plc	1,489,892
17,400	ASM Pacific Technology, Ltd.^	165,441
24,680	ASML Holding NV	2,643,820
77,822	Infineon Technologies AG	834,234
6,900	ROHM Co., Ltd.	418,684
42,738	STMicroelectronics NV	318,685
12,000	Tokyo Electron, Ltd.	910,796

		6,916,136

Software (0.9%):
3,500	Colopl, Inc.*	78,353
8,965	Dassault Systemes SA	545,531
28,100	Gungho Online Enetertainment, Inc.^	102,450
6,900	Konami Corp.	127,246
9,400	Nexon Co., Ltd.	87,662
4,247	NICE Systems, Ltd.	215,337
7,300	Nintendo Co., Ltd.	760,943
2,700	Oracle Corp.	110,022
72,775	Sage Group plc	524,744
63,420	SAP AG	4,483,611
7,400	Trend Micro, Inc.^	202,497

		7,238,396

Specialty Retail (1.0%):
2,000	ABC-Mart, Inc.^	96,930
66,038	Dixons Carphone plc	475,587
3,700	Fast Retailing Co., Ltd.	1,348,253
65,359	Hennes & Mauritz AB, B Shares	2,713,002
1,200	Hikari Tsushin, Inc.	73,055
74,721	Industria de Diseno Textil SA	2,140,723
164,751	Kingfisher plc	868,067
4,700	Nitori Co., Ltd.	252,613
2,700	Sanrio Co., Ltd.^	67,166

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
1,600	Shimamura Co., Ltd.^	$137,876
18,724	Sports Direct International*	205,326
16,500	USS Co., Ltd.	253,961
59,900	Yamada Denki Co., Ltd.^	199,962

		8,832,521

Technology Hardware, Storage & Peripherals (0.8%):
15,300	Brother Industries, Ltd.	277,631
78,100	Canon, Inc.	2,481,016
129,000	Fujitsu, Ltd.	687,280
5,694	Gemalto NV^	465,063
32,000	Konica Minolta Holdings, Inc.	345,228
175,000	NEC Corp.	510,263
47,300	Ricoh Co., Ltd.	480,582
22,677	Seek, Ltd.^	316,401
8,900	Seiko Epson Corp.	373,893
278,000	Toshiba Corp.	1,177,359

		7,114,716

Textiles, Apparel & Luxury Goods (1.5%):
14,193	Adidas AG^	989,109
10,500	ASICS Corp.	250,969
30,994	Burberry Group plc	785,249
3,787	Christian Dior SA	646,959
35,933	Compagnie Financiere Richemont SA, Registered Shares	3,183,810
1,783	Hermes International SA	635,696
2,887	Hugo Boss AG	354,406
11,734	Luxottica Group SpA	642,333
19,223	LVMH Moet Hennessy Louis Vuitton SA	3,039,451
7,995	Pandora A/S	648,616
2,141	Swatch Group AG (The)^	950,971
3,471	Swatch Group AG (The), Registered Shares	300,312
56,500	Yue Yuen Industrial Holdings, Ltd.	203,441

		12,631,322

Tobacco (1.4%):
128,296	British American Tobacco plc	6,969,960
65,885	Imperial Tobacco Group plc	2,884,956
76,300	Japan Tobacco, Inc.	2,095,402
13,886	Swedish Match AB, Class B	433,405

		12,383,723

Trading Companies & Distributors (1.1%):
34,213	Ashtead Group plc	604,785
10,309	Brenntag AG	580,012
23,152	Bunzl plc	631,042
103,800	ITOCHU Corp.	1,109,980
116,200	Marubeni Corp.	696,653
94,700	Mitsubishi Corp.	1,737,075
117,000	Mitsui & Co., Ltd.	1,564,337
294,090	Noble Group, Ltd.	252,539
75,600	Sumitomo Corp.	776,617
14,500	Toyota Tsushu Corp.	335,188

Continued

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
16,389	Travis Perkins plc	$471,783
18,632	Wolseley plc	1,060,559

		9,820,570

Transportation Infrastructure (0.4%):
27,114	Abertis Infraestructuras SA	535,601
2,204	Aeroports de Paris	267,109
27,758	Atlantia SpA	644,647
61,151	Auckland International Airport, Ltd.	201,189
2,627	Fraport AG	152,171
30,998	Groupe Eurotunnel SA	400,093
380,000	Hutchison Port Holdings Trust	261,862
16,000	Kamigumi Co., Ltd.	142,321
4,863	Koninklijke Vopak NV	251,893
8,000	Mitsubishi Logistics Corp.	115,680
81,034	Sydney Airport	309,644
125,963	Transurban Group	880,334

		4,162,544

Water Utilities (0.1%):
16,268	Severn Trent plc	504,324
47,472	United Utilities Group plc	672,640

		1,176,964

Wireless Telecommunication Services (1.6%):
40,100	KDDI Corp.	2,509,485
4,381	Millicom International Cellular SA, SDR	326,034
104,300	NTT DoCoMo, Inc.	1,527,014
66,100	SoftBank Corp.	3,934,416
41,202	StarHub, Ltd.	129,057
20,816	Tele2 AB	252,170
1,823,970	Vodafone Group plc	6,248,995

		14,927,171

Total Common Stocks (Cost $750,582,676)		845,908,920

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks (0.6%):
Automobiles (0.4%):
3,648	Bayerische Motoren Werke AG (BMW), Preferred Shares	$299,361
10,676	Porsche Automobil Holding SE, Preferred Shares	867,333
11,219	Volkswagen AG, Preferred Shares	2,505,712

		3,672,406

Household Products (0.2%):
12,436	Henkel AG & Co. KGaA, Preferred Shares^	1,345,099

Total Preferred Stocks (Cost $3,641,486)		5,017,505

Rights (0.0%):
Commercial Banks (0.0%):
401,556	Banco Bilbao Vizcaya Argentaria SA*	38,382

Oil, Gas & Consumable Fuels (0.0%):
68,846	Repsol SA*	38,067

Total Rights (Cost $—)		76,449

Securities Held as Collateral for Securities on Loan (3.3%):
$28,840,160	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	28,840,160

Total Securities Held as Collateral for Securities on Loan (Cost $28,840,160)		28,840,160

Unaffiliated Investment Company (0.3%):
2,428,736	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	2,428,736

Total Unaffiliated Investment Company (Cost $2,428,736)		2,428,736

Total Investment Securities (Cost $785,493,058)(d) — 102.2%		882,271,770
Net other assets (liabilities) — (2.2)%		(18,969,926)

Net Assets — 100.0%		$863,301,844

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $27,265,099.

+	Affiliated Securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(c)	The rate represents the effective yield at December 31, 2014.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

14

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	7.2%
Austria	0.2%
Belgium	1.2%
Bermuda	0.1%
Cayman Islands	—	%NM
Denmark	1.5%
Finland	0.9%
France	8.9%
Germany	8.9%
Guernsey	0.1%
Hong Kong	3.0%
Ireland (Republic of)	0.7%
Israel	0.6%
Italy	2.0%
Japan	20.3%
Jersey	0.5%
Luxembourg	0.3%
Netherlands	3.1%
New Zealand	0.2%
Norway	0.6%
Portugal	0.1%
Singapore	1.4%
Spain	3.3%
Sweden	3.0%
Switzerland	9.0%
United Kingdom	19.3%
United States	3.6%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/20/15	11	$1,208,241	$52,361
FTSE 100 Index March Futures (British Pounds)	Long	3/20/15	25	2,541,181	131,633
SGX NIKKEI 225 Index March Futures (Japanese Yen)	Long	3/13/15	45	3,265,281	16,778
DJ EURO STOXX 50 March Futures (Euro)	Long	3/20/15	94	3,563,199	166,827

Total					$367,599

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$781,692,099
Investments in affiliates, at cost	3,800,959

Total Investment securities, at cost	$785,493,058

Investments in non-affiliates, at value*	$877,165,808
Investments in affiliates, at value	5,105,962

Total Investment securities, at value	882,271,770
Segregated cash for collateral	1,098,446
Interest and dividends receivable	823,081
Foreign currency, at value (cost $11,746,902)	11,677,557
Receivable for capital shares issued	1,703,120
Receivable for variation margin on futures contracts	11,548
Reclaims receivable	330,220
Prepaid expenses	7,309

Total Assets	897,923,051

Liabilities:
Payable for investments purchased	5,118,070
Payable for capital shares redeemed	36,236
Payable for collateral received on loaned securities	28,840,160
Payable for variation margin on futures contracts	2,505
Manager fees payable	257,696
Administration fees payable	27,348
Distribution fees payable	184,069
Custodian fees payable	64,217
Administrative and compliance services fees payable	2,276
Trustee fees payable	46
Other accrued liabilities	88,584

Total Liabilities	34,621,207

Net Assets	$863,301,844

Net Assets Consist of:
Capital	$849,894,779
Accumulated net investment income/(loss)	21,347,325
Accumulated net realized gains/(losses) from investment transactions	(104,941,106)
Net unrealized appreciation/(depreciation) on investments	97,000,846

Net Assets	$863,301,844

Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,492,499
Net Asset Value (offering and redemption price per share)	$15.28

*	Includes securities on loan of $27,265,099.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$33,387,143
Dividends from affiliates	209,812
Interest	27
Income from securities lending	690,987
Foreign withholding	(3,670,379)

Total Investment Income	30,617,590

Expenses:
Manager fees	2,956,173
Administration fees	334,283
Distribution fees	2,111,557
Custodian fees	300,393
Administrative and compliance services fees	11,820
Trustee fees	45,504
Professional fees	52,558
Shareholder reports	18,752
Recoupment of prior expenses reimbursed by the manager	162,211
Other expenses	310,173

Total expenses	6,303,424

Net Investment Income/(Loss)	24,314,166

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(2,070,091)
Net realized gains/(losses) on futures contracts	326,979
Change in net unrealized appreciation/depreciation on investments	(76,247,381)

Net Realized/Unrealized Gains/(Losses) on Investments	(77,990,493)

Change in Net Assets Resulting From Operations	$(53,676,327)

See accompanying notes to the financial statements.

16

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$24,314,166	$15,044,369
Net realized gains/(losses) on investment transactions	(1,743,112)	(237,865)
Change in unrealized appreciation/depreciation on investments	(76,247,381)	117,539,416

Change in net assets resulting from operations	(53,676,327)	132,345,920

Dividends to Shareholders:
From net investment income	(15,224,243)	(13,742,662)

Change in net assets resulting from dividends to shareholders	(15,224,243)	(13,742,662)

Capital Transactions:
Proceeds from shares issued	145,001,811	148,440,908
Proceeds from dividends reinvested	15,224,243	13,742,662
Value of shares redeemed	(36,219,208)	(39,829,157)

Change in net assets resulting from capital transactions	124,006,846	122,354,413

Change in net assets	55,106,276	240,957,671
Net Assets:
Beginning of period	808,195,568	567,237,897

End of period	$863,301,844	$808,195,568

Accumulated net investment income/(loss)	$21,347,325	$12,698,316

Share Transactions:
Shares issued	8,994,284	9,792,221
Dividends reinvested	926,612	892,961
Shares redeemed	(2,188,320)	(2,632,954)

Change in shares	7,732,576	8,052,228

See accompanying notes to the financial statements.

17

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.57	$13.93	$12.03	$13.99	$13.31

Investment Activities:
Net Investment Income/(Loss)	0.42	0.29	0.26	0.28	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(1.43)	2.65	1.89	(2.07)	0.77

Total from Investment Activities	(0.99)	2.94	2.15	(1.79)	0.92

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.30)	(0.25)	(0.17)	(0.07)
Net Realized Gains	—	—	—	—	(0.17)

Total Dividends	(0.30)	(0.30)	(0.25)	(0.17)	(0.24)

Net Asset Value, End of Period	$15.28	$16.57	$13.93	$12.03	$13.99

Total Return(a)	(6.18)%	21.36%	18.04%	(12.78)%	7.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$863,302	$808,196	$567,238	$380,763	$340,781
Net Investment Income/(Loss)	2.88%	2.23%	2.66%	2.70%	2.07%
Expenses Before Reductions(b)	0.75%	0.76%	0.80%	0.83%	0.83%
Expenses Net of Reductions	0.75%	0.76%	0.77%	0.74%	0.70%
Portfolio Turnover Rate(c)	3%	2%	3%	12%	3%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $34.2 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $68,373 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $10.6 million as of December 31, 2014. The monthly average notional amount for these contracts was $13.3 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$367,599	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$326,979	$(85,629)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $10,408 was paid from the Fund relating to these fees and expenses.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks
Airlines	$135,413	$2,165,020	$—		$2,300,433
Banks	21,370	111,591,949	—		111,613,319
Capital Markets	4,322,331	12,235,076	—		16,557,407
Electric Utilities	148,189	16,415,558	—		16,563,747
Hotels, Restaurants & Leisure	493,494	10,351,538	—		10,845,032
Insurance	364,058	47,332,349	—		47,696,407
Real Estate Management & Development	—	17,345,972	—	^	17,345,972
All Other Common Stocks+	—	622,986,603	—		622,986,603
Preferred Stocks+	—	5,017,505	—		5,017,505
Rights	76,449	—	—		76,449
Securities Held as Collateral for Securities on Loan	—	28,840,160	—		28,840,160
Unaffiliated Investment Company	2,428,736	—	—		2,428,736

Total Investment Securities	7,990,040	874,281,730	—	^	882,271,770

Other Financial Instruments:*
Futures Contracts	367,599	—	—		367,599

Total Investments	$8,357,639	$874,281,730	$—	^	$882,639,369

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AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^	Represents interest in securities that were determined to have a value of zero at December 31, 2014.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$153,620,902	$21,932,699

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $793,441,715. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$145,446,723
Unrealized depreciation	(56,616,668)

Net unrealized appreciation/(depreciation)	$88,830,055

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2015	Expires 12/31/2016	Total
AZL International Index Fund	$42,234,498	$55,890,176	$98,124,674

23

AZL International Index Fund

Notes to the Financial Statements

December 31, 2014

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL International Index Fund	$681,077	$181,815	$862,892

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$15,224,243	$—	$15,224,243

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$13,742,662	$—	$13,742,662

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$23,639,679	$—	$(98,987,566)	$88,754,952	$13,407,065

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2014, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of

Trustees of Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.
The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

27

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

28

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

30

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

31

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Invesco Equity and Income Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Equity and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Invesco Equity and Income Fund returned 8.50% compared to a 13.69% and 5.97% total return for its benchmarks, the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2, respectively.

The 12 months through December 31, 2014, were characterized by steady improvement in the U.S. economy and strong returns for U.S. stocks. Equity markets were volatile for the first four months of the year as investors worried that stocks had risen too far, too fast in 2013. Political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China added to investor uncertainty. However, investors began to show confidence in the economic recovery and stocks rallied through the summer. The Federal Reserve reduced its monthly security purchases throughout the year, finally ending all purchases by October. That action had little impact on the market because it was widely expected. However, stocks suffered again in mid-September when the price of oil began to freefall, finishing 2014 at the lowest point in several years. After another sell-off in the equity markets in December, the S&P 500 Index rallied at the end of the month and finished the year on a positive note.

The Fund maintains a cash allocation to use for investment opportunities. While this allocation was within our typical target range throughout the period, holding cash detracted from relative performance in a strong equity market. Stock selection within health care also hurt performance relative to our equity benchmark. Underweight positions and stock selection in consumer staples and financials dampened relative performance as well. In particular, the Fund’s lack of exposure to REITs3 in the financial sector—adopted because we believed REITs were overvalued— hurt performance when investor demand for yield drove up the prices of those investments.*

Stock selection within utilities boosted relative performance versus the equity benchmark, mainly through holdings of electric utility companies. An allocation to and security selection within convertible bonds also contributed to relative performance versus the S&P 500.

The fixed-income portion of the Fund’s portfolio slightly underperformed the Barclays U.S. Aggregate Index. The Fund’s mandate is to hold higher-grade, shorter-duration bonds than the index in order to provide potential return and mitigate volatility. This allocation posted positive returns but detracted from relative performance when falling bond yields caused lower-duration bonds to experience less price appreciation than higher-duration bonds.*

We used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the S&P 500 for the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investors cannot invest directly in an index.

1

AZL® Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its total assets in income-producing equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco Equity and Income Fund	8.50%	14.82%	10.60%	6.71%
S&P 500 Index	13.69%	20.41%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Invesco Equity and Income Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.06%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”) and the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco Equity and Income Fund	$1,000.00	$1,025.00	$4.90	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco Equity and Income Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Common Stocks	64.4%
Securities Held as Collateral for Securities on Loan	17.0
U.S. Treasury Obligations	10.4
Corporate Bonds	8.0
Money Market	7.4
Convertible Bonds	7.2
Yankee Dollars	1.8
Convertible Preferred Stocks	0.6
U.S. Government Agency Mortgages	0.1

Total Investment Securities	116.9
Net other assets (liabilities)	(16.9)

Net Assets	100.0%

3

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (64.4%):
Aerospace & Defense (0.7%):
65,783	General Dynamics Corp.	$9,053,056

Automobiles (0.8%):
290,187	General Motors Co.	10,130,428

Banks (11.2%):
1,137,728	Bank of America Corp.	20,353,954
194,449	BB&T Corp.^	7,562,122
751,253	Citigroup, Inc.	40,650,299
246,495	Citizens Financial Group, Inc.^	6,127,866
186,611	Comerica, Inc.	8,740,859
387,124	Fifth Third Bancorp	7,887,652
132,046	First Horizon National Corp.^	1,793,185
618,298	JPMorgan Chase & Co.	38,693,088
170,418	PNC Financial Services Group, Inc.^	15,547,234

		147,356,259

Biotechnology (0.9%):
75,205	Amgen, Inc.	11,979,404

Capital Markets (4.9%):
374,964	Charles Schwab Corp. (The)	11,320,163
50,119	Goldman Sachs Group, Inc. (The)	9,714,566
560,324	Morgan Stanley	21,740,570
128,159	Northern Trust Corp.	8,637,917
172,359	State Street Corp.	13,530,182

		64,943,398

Chemicals (0.3%):
93,757	Dow Chemical Co. (The)	4,276,257

Commercial Services & Supplies (0.7%):
215,081	Tyco International plc	9,433,453

Communications Equipment (0.9%):
440,960	Cisco Systems, Inc.	12,265,302

Consumer Finance (0.4%):
156,228	Synchrony Financial*	4,647,783

Diversified Financial Services (1.4%):
78,518	CME Group, Inc.	6,960,621
266,178	Voya Financial, Inc.	11,280,623

		18,241,244

Diversified Telecommunication Services (1.0%):
138,734	France Telecom SA	2,359,069
620,612	Koninklijke (Royal) KPN NV	1,956,422
1,296,092	Telecom Italia SpA	1,374,369
90,448	Telefonica SA	1,293,612
151,784	Verizon Communications, Inc.	7,100,456

		14,083,928

Electric Utilities (0.4%):
148,055	FirstEnergy Corp.^	5,772,664

Electronic Equipment, Instruments & Components (0.9%):
495,936	Corning, Inc.	11,371,812

Energy Equipment & Services (1.1%):
162,026	Baker Hughes, Inc.	9,084,798
179,267	Ensco plc, Class A, ADR^	5,369,047

		14,453,845

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (0.2%):
31,893	Wal-Mart Stores, Inc.	$2,738,971

Food Products (2.2%):
200,772	Archer-Daniels-Midland Co.	10,440,144
283,978	Mondelez International, Inc., Class A	10,315,501
173,366	Unilever NV, NYS	6,768,209

		27,523,854

Health Care Equipment & Supplies (0.6%):
109,466	Medtronic, Inc.^	7,903,445

Health Care Providers & Services (1.8%):
73,676	Anthem, Inc.^	9,258,863
42,130	Express Scripts Holding Co.*	3,567,147
101,187	UnitedHealth Group, Inc.	10,228,994

		23,055,004

Hotels, Restaurants & Leisure (1.1%):
307,887	Carnival Corp.	13,956,518

Household Products (0.8%):
122,627	Procter & Gamble Co. (The)	11,170,093

Industrial Conglomerates (1.9%):
1,001,489	General Electric Co.	25,307,627

Insurance (2.2%):
95,721	Aon plc	9,077,222
214,982	Marsh & McLennan Cos., Inc.^	12,305,570
169,986	Willis Group Holdings plc	7,617,073

		28,999,865

Internet Software & Services (1.0%):
242,615	eBay, Inc.*	13,615,554

IT Services (0.7%):
191,783	Amdocs, Ltd.	8,947,636

Machinery (1.6%):
114,558	Caterpillar, Inc.	10,485,494
166,125	Ingersoll-Rand plc	10,530,663

		21,016,157

Media (3.9%):
253,370	Comcast Corp., Class A^	14,697,994
187,816	Thomson Reuters Corp.^	7,578,938
64,368	Time Warner Cable, Inc.	9,787,798
63,847	Time Warner Cable, Inc.	5,453,811
181,728	Viacom, Inc., Class B	13,675,032

		51,193,573

Metals & Mining (0.4%):
221,728	Freeport-McMoRan Copper & Gold, Inc.	5,179,566

Multiline Retail (1.2%):
208,358	Target Corp.^	15,816,456

Multi-Utilities (0.5%):
125,950	PG&E Corp.	6,705,578

Oil, Gas & Consumable Fuels (5.5%):
83,537	Anadarko Petroleum Corp.^	6,891,803
147,852	Apache Corp.^	9,265,885

Continued

4

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
261,759	Canadian Natural Resources, Ltd.	$8,095,035
93,136	Exxon Mobil Corp.	8,610,423
96,551	Occidental Petroleum Corp.	7,782,976
644,206	Royal Dutch Shell plc, A Shares	21,350,542
204,702	Total SA	10,553,026

		72,549,690

Pharmaceuticals (5.1%):
170,598	Eli Lilly & Co.^	11,769,556
72,412	Hospira, Inc.*	4,435,235
228,592	Merck & Co., Inc.	12,981,739
6,023	Novartis AG, ADR	558,091
120,962	Novartis AG, Registered Shares	11,127,929
209,330	Pfizer, Inc.	6,520,630
88,740	Sanofi-Aventis SA	8,086,443
203,977	Teva Pharmaceutical Industries, Ltd., ADR	11,730,717

		67,210,340

Road & Rail (0.5%):
192,003	CSX Corp.	6,956,269

Semiconductors & Semiconductor Equipment (2.8%):
633,524	Applied Materials, Inc.^	15,787,418
201,626	Broadcom Corp., Class A	8,736,455
329,665	Intel Corp.^	11,963,543

		36,487,416

Software (2.9%):
129,231	Adobe Systems, Inc.*	9,395,094
105,549	Citrix Systems, Inc.*	6,734,026
223,394	Microsoft Corp.	10,376,651
461,284	Symantec Corp.^	11,834,241

		38,340,012

Technology Hardware, Storage & Peripherals (0.6%):
187,182	NetApp, Inc.^	7,758,694

Tobacco (0.7%):
110,621	Philip Morris International, Inc.	9,010,080

Wireless Telecommunication Services (0.6%):
248,712	Vodafone Group plc, ADR	8,498,489

Total Common Stocks (Cost $659,257,933)		847,949,720

Convertible Preferred Stocks (0.6%):
Banks (0.2%):
13,608	KeyCorp, Series A^	1,746,077
32,000	Wells Fargo & Co.	820,800

		2,566,877

Capital Markets (0.3%):
42,000	AMG Capital Trust II, 1.04%	2,593,500
23,135	State Street Corp., Series D, 0.91%	598,271

		3,191,771

Oil, Gas & Consumable Fuels (0.1%):
27,346	El Paso Energy Capital Trust I	1,656,998

Total Convertible Preferred Stocks (Cost $6,257,722)		7,415,646

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds (7.2%):
Air Freight & Logistics (0.2%):
$2,153,000	UTI Worldwide, Inc., 4.50%, 3/1/19(a)	$2,377,719

Biotechnology (0.2%):
1,987,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	2,435,317

Capital Markets (0.7%):
1,200,000	Goldman Sachs Group, Inc. (The), 1.00%, 3/15/17, Callable 3/13/15 @ 100(a)	1,662,264
4,530,000	Goldman Sachs Group, Inc. (The), 1.00%, 9/28/20(a)	5,100,191
2,239,000	Jefferies Group, 3.88%, 11/1/29, Callable 11/1/17 @ 100	2,313,167

		9,075,622

Communications Equipment (0.3%):
1,340,000	Ciena Corp., 4.00%, 12/15/20	1,660,763
2,734,000	JDS Uniphase Corp., 0.63%, 8/15/33, Callable 8/20/18 @ 200^	2,887,787

		4,548,550

Energy Equipment & Services (0.2%):
2,258,000	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32, Callable 3/20/18 @ 100	2,507,791

Health Care Equipment & Supplies (0.2%):
1,899,000	NuVasive, Inc., 2.75%, 7/1/17	2,414,104

Health Care Providers & Services (1.2%):
2,281,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18^	3,106,437
2,875,000	HealthSouth Corp., 2.00%, 12/1/43, Callable 12/1/18 @ 100	3,196,641
1,642,000	Omnicare, Inc., Series OCR, 3.25%, 12/15/35, Callable 1/15/18 @ 100	1,899,589
1,407,000	Omnicare, Inc., 3.50%, 2/15/44, Callable 2/15/19 @ 93.09^	1,681,365
4,397,000	WellPoint, Inc., 2.75%, 10/15/42	7,568,335

		17,452,367

Insurance (0.4%):
726,000	Old Republic International Corp., 3.75%, 3/15/18^	841,253
1,295,000	Radian Group, Inc., 3.00%, 11/15/17	1,978,922
1,141,000	Radian Group, Inc., 2.25%, 3/1/19	1,834,870

		4,655,045

Internet & Catalog Retail (0.2%):
1,462,000	Liberty Interactive LLC, 0.75%, 3/30/43, Callable 4/5/23 @ 200	2,077,868

Media (0.5%):
5,810,000	Liberty Media Corp., 1.38%, 10/15/23^(a)	5,730,113
836,000	Live National Entertainment, Inc., 2.50%, 5/15/19(a)	883,025

		6,613,138

Continued

5

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Oil, Gas & Consumable Fuels (0.4%):
$2,123,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	$1,281,761
1,989,000	Peabody Energy Corp., 4.75%, 12/15/41^	1,044,225
3,337,000	Stone Energy Corp., 1.75%, 3/1/17^	2,901,105

		5,227,091

Pharmaceuticals (0.4%):
1,327,000	Jazz Pharmaceuticals, Inc., 1.88%, 8/15/21^(a)	1,501,169
2,366,000	Salix Pharmaceuticals, Ltd., 1.50%, 3/15/19	4,313,514

		5,814,683

Semiconductors & Semiconductor Equipment (0.9%):
2,824,000	Lam Research Corp., 1.25%, 5/15/18^	3,992,430
2,730,000	Micron Technology, Inc., Series G, 3.00%, 11/15/43, Callable 11/20/18 @ 83.04^	3,591,655
3,464,000	NVIDIA Corp., 1.00%, 12/1/18(a)	3,981,435

		11,565,520

Software (0.5%):
4,408,000	Citrix Systems, Inc., 0.50%, 4/15/19^(a)	4,642,175
2,055,000	NetSuite, Inc., 0.25%, 6/1/18	2,301,600

		6,943,775

Technology Hardware, Storage & Peripherals (0.4%):
4,379,000	SanDisk Corp., 0.50%, 10/15/20	5,260,274

Thrifts & Mortgage Finance (0.5%):
3,438,000	MGIC Investment Corp., 5.00%, 5/1/17	3,844,113
1,557,000	MGIC Investment Corp., 2.00%, 4/1/20	2,278,086

		6,122,199

Total Convertible Bonds (Cost $83,386,635)		95,091,063

Corporate Bonds (8.0%):
Aerospace & Defense (0.0%):
380,000	L-3 Communications Holdings Corp., 3.95%, 5/28/24, Callable 2/28/24 @ 100	383,144
200,000	Precision Castparts Corp., 2.50%, 1/15/23, Callable 10/15/22 @ 100	192,583

		575,727

Air Freight & Logistics (0.1%):
360,000	FedEx Corp., 4.90%, 1/15/34	402,072
745,000	FedEx Corp., 5.10%, 1/15/44	860,226
160,000	United Parcel Service, Inc., 2.45%, 10/1/22^	156,849

		1,419,147

Airlines (0.1%):
410,000	American Airlines 14-1, Series A, 3.70%, 10/1/26	413,608
87,127	Continental Airlines 2010-A, Series A, 4.75%, 1/12/21	92,790
277,852	Continental Airlines 2012-A, Series A, 4.15%, 4/11/24	285,492
59,795	Delta Air Lines, Inc., 6.20%, 7/2/18	65,775
490,000	United Airlines 2014-2, Series A, 3.75%, 3/3/28	493,675

		1,351,340

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Automobiles (0.0%):
$550,000	Ford Motor Co., 4.75%, 1/15/43^	$580,316

Banks (0.5%):
330,000	Bank of America Corp., 1.25%, 1/11/16, MTN^	330,579
295,000	Bank of America Corp., 5.75%, 12/1/17	325,945
175,000	Bank of America Corp., 5.65%, 5/1/18, MTN	194,420
995,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100^(b)	992,513
570,000	JPMorgan Chase & Co., Series V, 5.00%, 12/29/49, Callable 7/1/19 @ 100^	557,709
130,000	PNC Funding Corp., 5.13%, 2/8/20^	146,077
1,945,000	Regions Financial Corp., 5.75%, 6/15/15	1,985,395
250,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(b)	252,244
110,000	Wells Fargo & Co., 1.50%, 1/16/18	109,398
405,000	Wells Fargo & Co., 4.10%, 6/3/26, MTN^	413,933
1,200,000	Wells Fargo & Co., 4.65%, 11/4/44, MTN	1,238,233

		6,546,446

Beverages (0.1%):
135,000	Anheuser-Busch InBev NV Worldwide, Inc., 3.63%, 4/15/15	136,189
175,000	Anheuser-Busch InBev NV Worldwide, Inc., 0.80%, 7/15/15	175,281
175,000	Brown-Forman Corp., 2.25%, 1/15/23, Callable 10/15/22 @ 100	166,316
990,000	PepsiCo, Inc., 3.60%, 3/1/24, Callable 12/1/23 @ 100^	1,034,226

		1,512,012

Biotechnology (0.2%):
335,000	Celgene Corp., 4.00%, 8/15/23	352,597
1,220,000	Celgene Corp., 4.63%, 5/15/44, Callable 11/15/43 @ 100	1,265,464
560,000	Gilead Sciences, Inc., 2.05%, 4/1/19^	560,080

		2,178,141

Capital Markets (0.4%):
380,000	Apollo Management Holdings LP, 4.00%, 5/30/24(a)	386,737
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	138,306
180,000	Charles Schwab Corp. (The), 4.45%, 7/22/20	197,712
1,470,000	Ford Motor Credit Co. LLC, 2.75%, 5/15/15	1,479,836
240,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16^	242,685
75,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19, MTN^	87,238
115,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	129,078
520,000	Goldman Sachs Group, Inc. (The), 2.63%, 1/31/19^	523,175
175,000	Goldman Sachs Group, Inc. (The), 5.25%, 7/27/21	197,516

Continued

6

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$140,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	$176,033
200,000	KKR Group Finance Co. III LLC, 5.13%, 6/1/44, Callable 1/1/44 @ 100(a)	215,660
235,000	Morgan Stanley, 4.00%, 7/24/15	239,423
295,000	Morgan Stanley, 3.45%, 11/2/15	300,756
365,000	Morgan Stanley, 6.38%, 7/24/42	484,732
90,000	National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22, Callable 11/15/21 @ 100^	90,838

		4,889,725

Chemicals (0.1%):
749,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	753,250
275,000	Monsanto Co., 2.13%, 7/15/19	273,984
190,000	Monsanto Co., 3.38%, 7/15/24, Callable 4/15/24 @ 100^	193,053
200,000	Monsanto Co., 3.60%, 7/15/42, Callable 1/15/42 @ 100	182,186

		1,402,473

Commercial Services & Supplies (0.0%):
430,000	Pitney Bowes, Inc., 4.63%, 3/15/24, Callable 12/15/23 @ 100^	440,154

Communications Equipment (0.0%):
290,000	Juniper Networks, Inc., 4.50%, 3/15/24^	292,728

Consumer Finance (0.2%):
318,000	American Express Co., 3.63%, 12/5/24, Callable 11/4/24 @ 100^	320,651
1,600,000	American Express Credit Corp., 2.75%, 9/15/15, MTN	1,624,684
1,275,000	Santander Holdings USA, 3.00%, 9/24/15, Callable 8/24/15 @ 100	1,290,282

		3,235,617

Containers & Packaging (0.1%):
905,000	Packaging Corp. of America, 4.50%, 11/1/23, Callable 8/1/23 @ 100^	947,997

Diversified Financial Services (0.6%):
551,000	Bayer US Finance LLC, 3.00%, 10/8/21^(a)	555,480
710,000	Citigroup, Inc., 6.01%, 1/15/15	711,010
550,000	Citigroup, Inc., 2.65%, 3/2/15	551,621
665,000	Citigroup, Inc., 3.50%, 5/15/23^	647,371
595,000	Citigroup, Inc., 6.68%, 9/13/43	769,367
220,000	Citigroup, Inc., 5.30%, 5/6/44^	241,047
600,000	General Electric Capital Corp., 5.25%, 12/31/99, Callable 6/15/23 @ 100, Perpetual Bond(b)	600,562
925,000	Glencore Funding LLC, 3.13%, 4/29/19^(a)	927,220
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	75,502
215,000	JPMorgan Chase & Co., 4.50%, 1/24/22^	234,727
710,000	JPMorgan Chase & Co., 3.88%, 9/10/24^	710,604

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$185,000	JPMorgan Chase & Co., Series S, 6.75%, 12/31/49, Callable 2/1/24 @ 100, Perpetual Bond^(b)	$195,175
785,000	Moody’s Corp., 4.50%, 9/1/22, Callable 6/1/22 @ 100^	841,950
500,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100^	550,387

		7,612,023

Diversified Telecommunication Services (0.2%):
405,000	Verizon Communications, Inc., 5.15%, 9/15/23	447,214
1,375,000	Verizon Communications, Inc., 6.40%, 9/15/33	1,693,703
305,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	303,164
498,000	Verizon Communications, Inc., 5.01%, 8/21/54^(a)	515,205

		2,959,286

Electrical Equipment (0.0%):
405,000	Eaton Corp., 0.95%, 11/2/15	405,359

Energy Equipment & Services (0.1%):
960,000	Rowan Cos., Inc., 5.85%, 1/15/44, Callable 7/15/43 @ 100^	885,347

Food & Staples Retailing (0.2%):
85,000	Corn Products International, Inc., 6.63%, 4/15/37	107,636
335,000	CVS Caremark Corp., 3.38%, 8/12/24, Callable 5/12/24 @ 100^	338,251
1,085,000	Kroger Co. (The), 3.30%, 1/15/21, Callable 12/15/20 @ 100	1,101,049
780,000	Sysco Corp., 3.50%, 10/2/24, Callable 7/2/24 @ 100	802,632
315,000	Wal-Mart Stores, Inc., 3.30%, 4/22/24, Callable 1/22/24 @ 100	325,242

		2,674,810

Food Products (0.3%):
2,185,000	Bunge, Ltd. Finance Corp., 5.10%, 7/15/15	2,232,450
795,000	General Mills, Inc., 2.20%, 10/21/19^	788,321
132,000	Mondelez International, Inc., 6.50%, 2/9/40	175,921
214,000	Tyson Foods, Inc., 3.95%, 8/15/24, Callable 5/15/24 @ 100^	221,216
193,000	Tyson Foods, Inc., 4.88%, 8/15/34, Callable 2/15/34 @ 100	211,715
199,000	Tyson Foods, Inc., 5.15%, 8/15/44, Callable 2/15/43 @ 100^	223,512

		3,853,135

Health Care Equipment & Supplies (0.3%):
297,000	Becton, Dickinson & Co., 2.68%, 12/15/19	300,906
465,000	CareFusion Corp., 3.88%, 5/15/24, Callable 2/15/24 @ 100^	479,876
370,000	CareFusion Corp., 4.88%, 5/15/44, Callable 11/15/43 @ 100	394,109

Continued

7

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$525,000	Edwards Lifesciences Corp., 2.88%, 10/15/18	$532,211
1,017,000	Medtronic, Inc., 3.15%, 3/15/22(a)	1,029,891
361,000	Medtronic, Inc., 4.38%, 3/15/35(a)	382,969
290,000	Medtronic, Inc., 4.00%, 4/1/43, Callable 10/1/42 @ 100	276,498
465,000	Medtronic, Inc., 4.63%, 3/15/44, Callable 9/15/43 @ 100	500,548

		3,897,008

Health Care Providers & Services (0.3%):
220,000	Aetna, Inc., 3.95%, 9/1/20	232,303
840,000	Express Scripts Holding Co., 2.25%, 6/15/19	831,005
950,000	McKesson Corp., 2.28%, 3/15/19^	948,016
1,555,000	WellPoint, Inc., 1.25%, 9/10/15	1,561,292

		3,572,616

Hotels, Restaurants & Leisure (0.0%):
305,000	Wyndham Worldwide Corp., 2.95%, 3/1/17, Callable 2/1/17 @ 100	311,477
225,000	Wyndham Worldwide Corp., 5.63%, 3/1/21	251,594

		563,071

Household Durables (0.0%):
635,000	MDC Holdings, Inc., 6.00%, 1/15/43, Callable 10/15/42 @ 100	527,050

Household Products (0.1%):
695,000	Tupperware Brands Corp., 4.75%, 6/1/21, Callable 6/1/21 @ 100	743,959

Independent Power and Renewable Electricity Producers (0.1%):
175,000	Louisville Gas & Electric Co., 1.63%, 11/15/15	176,324
520,000	Oglethorpe Power Corp., 4.55%, 6/1/44	548,231
125,000	Ohio Power Co., Series M, 5.38%, 10/1/21	144,598

		869,153

Insurance (0.6%):
1,000,000	American Financial Group, Inc., 9.88%, 6/15/19	1,284,564
345,000	American International Group, Inc., 2.30%, 7/16/19, Callable 6/16/19 @ 100^	345,351
205,000	Berkley (WR) Corp., 4.63%, 3/15/22^	219,827
115,000	CNA Financial Corp., 5.88%, 8/15/20^	131,277
870,000	Farmers Exchange Capital III, 5.45%, 10/15/54, Callable 10/15/34 @ 100(a)(b)	896,100
675,000	Hartford Financial Services Group, Inc. (The), 4.00%, 3/30/15	680,336
660,000	Liberty Mutual Group, Inc., 4.85%, 8/1/44(a)	670,873
320,000	Lincoln National Corp., 4.00%, 9/1/23^	331,993
210,000	Markel Corp., 5.00%, 3/30/43	222,998
295,000	Marsh & McLennan Cos., Inc., 4.05%, 10/15/23, Callable 7/15/23 @ 100	311,685
860,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44(a)	907,260
75,000	Pacific Life Corp., 6.00%, 2/10/20(a)	85,251

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	$82,090
35,000	Prudential Financial, Inc., 6.63%, 12/1/37, MTN	46,192
280,000	Prudential Financial, Inc., 5.10%, 8/15/43, MTN^	315,381
560,000	Reinsurance Group of America, Inc., 4.70%, 9/15/23	601,752
440,000	Travelers Cos., Inc. (The), 4.60%, 8/1/43^	493,947

		7,626,877

Internet & Catalog Retail (0.1%):
846,000	Amazon.com, Inc., 4.80%, 12/5/34, Callable 6/5/34 @ 100	888,078
795,000	QVC, Inc., 5.45%, 8/15/34, Callable 2/15/34 @ 100	775,739

		1,663,817

IT Services (0.0%):
315,000	Computer Sciences Corp., 4.45%, 9/15/22	322,218

Machinery (0.0%):
655,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	644,373

Media (0.9%):
135,000	Comcast Corp., 5.70%, 5/15/18	152,017
415,000	Comcast Corp., 4.25%, 1/15/33	439,455
245,000	Comcast Corp., 6.45%, 3/15/37	325,953
1,520,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	2,166,997
240,000	Cox Communications, Inc., 4.70%, 12/15/42(a)	239,787
2,185,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	2,257,891
1,445,000	Discovery Communications, Inc., 3.70%, 6/1/15	1,461,441
200,000	Interpublic Group of Cos., Inc., 2.25%, 11/15/17	200,379
65,000	NBCUniversal Media LLC, 5.15%, 4/30/20	73,762
75,000	NBCUniversal Media LLC, 5.95%, 4/1/41	96,444
2,000,000	Time Warner Cable, Inc., 5.00%, 2/1/20	2,203,970
160,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	190,777
40,000	Time Warner, Inc., 5.88%, 11/15/16	43,358
328,000	Viacom, Inc., 4.85%, 12/15/34, Callable 6/15/34 @ 100	335,664

		10,187,895

Metals & Mining (0.0%):
350,000	Barrick NA Finance LLC, 5.70%, 5/30/41	343,627
215,000	Newmont Mining Corp., 3.50%, 3/15/22, Callable 12/15/21 @ 100^	202,046
72,000	Southern Copper Corp., 5.25%, 11/8/42^	64,321

		609,994

Continued

8

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Multiline Retail (0.0%):
$330,000	Dollar General Corp., 3.25%, 4/15/23, Callable 1/15/23 @ 100	$300,381

Multi-Utilities (0.0%):
250,000	Dominion Resources, Inc., 5.75%, 10/1/54, Callable 10/1/24 @ 100^(b)	260,854

Oil, Gas & Consumable Fuels (1.0%):
335,000	Chevron Corp., 1.72%, 6/24/18, Callable 5/24/18 @ 100^	336,693
808,000	ConocoPhillips Co., 2.88%, 11/15/21, Callable 9/15/21 @ 100	816,056
867,000	ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100	889,614
405,000	Devon Energy Corp., 2.25%, 12/15/18, Callable 11/15/18 @ 100^	403,540
385,000	Devon Energy Corp., 3.25%, 5/15/22, Callable 2/15/22 @ 100^	378,207
385,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100(a)	374,452
55,000	Enterprise Products Operating LP, 5.25%, 1/31/20	60,792
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19^	85,962
350,000	Enterprise Products Partners LP, 2.55%, 10/15/19, Callable 9/15/19 @ 100	346,476
503,000	Kinder Morgan (Delaware), Inc., 5.30%, 12/1/34, Callable 6/1/34 @ 100^	510,573
1,670,000	Marathon Oil Corp., 0.90%, 11/1/15	1,665,128
640,000	Noble Energy, Inc., 5.25%, 11/15/43, Callable 5/15/43 @ 100	649,950
190,000	Phillips 66, 1.95%, 3/5/15	190,481
175,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	175,946
365,000	Southwestern Energy Co., 4.10%, 3/15/22, Callable 12/15/21 @ 100^	358,208
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	54,313
470,000	Sunoco Logistics Partners LP, 5.50%, 2/15/20	514,174
710,000	Sunoco Logistics Partners LP, 5.30%, 4/1/44, Callable 10/1/43 @ 100^	715,645
45,000	Texas East Transmission, 7.00%, 7/15/32	60,414
215,000	Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100	217,447
830,000	Western Gas Partners LP, 5.45%, 4/1/44, Callable 10/1/43 @ 100	874,066
1,200,000	Williams Partners LP, 3.80%, 2/15/15	1,203,428
755,000	Williams Partners LP, 5.40%, 3/4/44, Callable 9/4/43 @ 100	739,143

		11,620,708

Paper & Forest Products (0.0%):
125,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	146,341

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Personal Products (0.0%):
$18,000	Avon Products, Inc., 2.38%, 3/15/16	$17,820

Pharmaceuticals (0.2%):
885,000	AbbVie, Inc., 1.20%, 11/6/15	887,601
110,000	Express Scripts, Inc., 3.13%, 5/15/16	113,074
85,000	GlaxoSmithKline plc, 5.65%, 5/15/18^	95,755
75,000	Medco Health Solutions, Inc., 2.75%, 9/15/15	75,984
95,000	Merck & Co., Inc., 5.00%, 6/30/19^	107,245
567,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	570,945
418,000	Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, Callable 5/18/34 @ 100	435,306
213,000	Zoetis, Inc., 4.70%, 2/1/43, Callable 8/1/42 @ 100	216,786

		2,502,696

Real Estate Investment Trusts (REITs) (0.2%):
55,000	American Tower Corp., 4.63%, 4/1/15	55,491
510,000	American Tower Corp., 3.40%, 2/15/19^	519,088
115,000	Digital Realty Trust LP, 4.50%, 7/15/15^	116,092
410,000	HCP, Inc., 4.20%, 3/1/24, Callable 12/1/23 @ 100	426,885
475,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	482,513
125,000	Realty Income Corp., 2.00%, 1/31/18, Callable 12/31/17 @ 100	125,230
185,000	Senior Housing Properties Trust, 4.30%, 1/15/16, Callable 10/15/15 @ 100	188,862
240,000	Ventas Realty LP / Capital Corp., 2.70%, 4/1/20, Callable 1/1/20 @ 100^	237,491
95,000	Ventas Realty LP / Capital Corp., 4.25%, 3/1/22	99,818
155,000	Ventas Realty LP / Capital Corp., 5.70%, 9/30/43, Callable 3/30/43 @ 100^	185,945

		2,437,415

Real Estate Management & Development (0.0%):
510,000	Piedmont Operating Partnership LP, 4.45%, 3/15/24, Callable 12/15/23 @ 100	524,249

Road & Rail (0.3%):
1,370,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43, Callable 3/1/43 @ 100^	1,579,773
140,000	CSX Corp., 5.50%, 4/15/41, Callable 10/15/40 @ 100^	168,898
845,000	ERAC USA Finance LLC, 2.35%, 10/15/19(a)	838,702
105,000	Ryder System, Inc., 3.15%, 3/2/15, MTN	105,399
18,000	Union Pacific Corp., 3.65%, 2/15/24, Callable 11/15/23 @ 100	19,051
140,000	Union Pacific Corp., 3.25%, 1/15/25, Callable 10/1/24 @ 100^	143,740
465,000	Union Pacific Corp., 4.85%, 6/15/44, Callable 12/15/43 @ 100^	533,659
400,000	Union Pacific Corp., 4.15%, 1/15/45, Callable 7/15/44 @ 100	416,887

		3,806,109

Continued

9

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Software (0.1%):
$75,000	Adobe Systems, Inc., 4.75%, 2/1/20	$82,330
545,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100^	583,516

		665,846

Specialty Retail (0.3%):
520,000	Advance Auto Parts, Inc., 4.50%, 12/1/23, Callable 9/1/23 @ 100	551,007
638,546	CVS Pass-Through Trust, 6.04%, 12/10/28	744,611
1,400,000	O’Reilly Automotive, Inc., 4.88%, 1/14/21, Callable 10/14/20 @ 100	1,537,146
365,000	Penske Truck Leasing Co. LP, 2.50%, 3/15/16(a)	370,023
337,000	Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100^	337,298
355,000	Target Corp., 2.90%, 1/15/22^	359,199
15,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	20,640

		3,919,924

Textiles, Apparel & Luxury Goods (0.0%):
195,000	Cintas Corp., 2.85%, 6/1/16	199,928

Tobacco (0.2%):
410,000	Altria Group, Inc., 4.13%, 9/11/15^	419,320
310,000	Philip Morris International, Inc., 3.60%, 11/15/23^	323,535
500,000	Philip Morris International, Inc., 3.25%, 11/10/24^	500,244
925,000	Philip Morris International, Inc., 4.88%, 11/15/43^	1,031,217

		2,274,316

Trading Companies & Distributors (0.0%):
395,000	Air Lease Corp., 4.25%, 9/15/24, Callable 6/15/24 @ 100	397,963

Wireless Telecommunication Services (0.1%):
1,000	AT&T, Inc., 8.00%, 11/15/31	1,474
28,000	AT&T, Inc., 5.35%, 9/1/40^	30,319
730,000	Crown Castle Towers LLC, 6.11%, 1/15/20(a)	838,508
25,000	SBC Communications, Inc., 6.15%, 9/15/34	29,691
120,000	Verizon Communications, Inc., 6.40%, 2/15/38	148,063

		1,048,055

Total Corporate Bonds (Cost $101,977,219)		105,112,419

Yankee Dollars (1.8%):
Aerospace & Defense (0.0%):
275,000	Heathrow Funding, Ltd., 2.50%, 6/25/15(a)	275,165

Airlines (0.1%):
827,888	Virgin Australia Holdings, Ltd., 5.00%, 10/23/23(a)	852,726

Banks (0.8%):
430,000	Banco Inbursa SA, 4.13%, 6/6/24^(a)	421,400
175,000	Barclays Bank plc, 6.75%, 5/22/19	205,923
615,000	BBVA Bancomer SA, 4.38%, 4/10/24(a)	618,075

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$490,000	BNP Paribas, 4.25%, 10/15/24^	$495,044
564,000	Credit Suisse AG, 6.50%, 8/8/23(a)	619,115
320,000	Credit Suisse, NY, 3.63%, 9/9/24	325,516
105,000	HBOS plc, Series G, 6.75%, 5/21/18, MTN(a)	117,022
200,000	HSBC Holdings plc, 4.25%, 3/14/24	208,116
375,000	ING Bank NV, 3.75%, 3/7/17(a)	392,438
435,000	Lloyds Bank plc, 2.30%, 11/27/18	439,109
2,425,000	Mizuho Finance Group (Cayman) 3, Ltd., 4.60%, 3/27/24(a)	2,512,716
125,000	National Australia Bank, 3.75%, 3/2/15(a)	125,622
1,200,000	Santander U.S. Debt SA, 3.72%, 1/20/15(a)	1,201,643
995,000	Societe Generale SA, 5.00%, 1/17/24(a)	1,000,453
100,000	Standard Chartered plc, 3.85%, 4/27/15(a)	100,954
545,000	Standard Chartered plc, 5.70%, 3/26/44(a)	566,906
35,000	UBS AG Stamford CT, Series BKNT, 5.88%, 12/20/17	39,081
120,000	UBS AG Stamford CT, Series BKNT, 5.75%, 4/25/18	134,993

		9,524,126

Beverages (0.0%):
80,000	FBG Finance, Ltd., 5.13%, 6/15/15(a)	81,584

Chemicals (0.1%):
650,000	Montell Finance Co. BV, 8.10%, 3/15/27(a)	871,042

Diversified Financial Services (0.1%):
830,000	BP Capital Markets plc, 2.24%, 5/10/19^	828,993

Diversified Telecommunication Services (0.0%):
465,000	British Telecommunications plc, 1.25%, 2/14/17	462,685
320,000	Telefonica Emisiones SAU, 7.05%, 6/20/36	420,954

		883,639

Electric Utilities (0.2%):
50,000	Electricite de France SA, 4.60%, 1/27/20(a)	55,049
765,000	Electricite de France SA, 4.88%, 1/22/44(a)	849,029
785,000	Electricite de France SA, 5.63%, 12/31/49, Callable 1/22/24 @ 100, Perpetual Bond(a)(b)	827,194

		1,731,272

Food Products (0.1%):
685,000	Grupo Bimbo SAB de C.V., 3.88%, 6/27/24(a)	687,692

Industrial Conglomerates (0.0%):
350,000	Pentair Finance SA, 5.00%, 5/15/21, Callable 2/15/21 @ 100	389,322

Insurance (0.0%):
100,000	AEGON NV, 4.63%, 12/1/15	103,467

Internet Software & Services (0.1%):
455,000	Baidu, Inc., 3.25%, 8/6/18	465,107
490,000	Tencent Holdings, Ltd., 3.38%, 5/2/19(a)	498,055

		963,162

Media (0.0%):
400,000	Grupo Televisa SAB, 5.00%, 5/13/45	406,896

Continued

10

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining (0.1%):
$205,000	ArcelorMittal, 4.25%, 8/5/15	$208,075
145,000	ArcelorMittal, 9.85%, 6/1/19	175,088
30,000	ArcelorMittal, 7.25%, 3/1/41^	30,300
265,000	Gold Fields Holdings Co., Ltd., 4.88%, 10/7/20(a)	222,600
100,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	126,516
110,000	Rio Tinto Finance (USA), Ltd., 7.13%, 7/15/28	143,290
380,000	Vale Overseas, Ltd., 5.63%, 9/15/19	404,328
65,000	Vale SA, 5.63%, 9/11/42	60,542
230,000	Xstrata Finance Canada, 1.80%, 10/23/15(a)	231,497
230,000	Xstrata Finance Canada, 2.70%, 10/25/17^(a)	232,692

		1,834,928

Oil, Gas & Consumable Fuels (0.0%):
150,000	Husky Energy, Inc., 3.95%, 4/15/22, Callable 1/15/22 @ 100	150,522
70,000	Noble Holding International, Ltd., 2.50%, 3/15/17	66,965
390,000	Petrobras Global Finance Co., 5.63%, 5/20/43	317,947
40,000	Shell International Finance BV, 3.10%, 6/28/15	40,507
315,000	Suncor Energy, Inc., 3.60%, 12/1/24, Callable 9/1/24 @ 100	311,269

		887,210

Pharmaceuticals (0.1%):
850,000	Actavis Funding SCS, 4.85%, 6/15/44, Callable 12/15/43 @ 100	862,525
310,000	Perrigo Co. plc, 2.30%, 11/8/18	309,756

		1,172,281

Real Estate Management & Development (0.0%):
430,000	Dexus Diversified Trust / Dexus Office Trust, 5.60%, 3/15/21(a)	488,204

Technology Hardware, Storage & Peripherals (0.1%):
665,000	Seagate HDD Cayman, 5.75%, 12/1/34, Callable 6/1/34 @ 100(a)	701,332

Thrifts & Mortgage Finance (0.0%):
180,000	Nationwide Building Society, 6.25%, 2/25/20(a)	211,144

Wireless Telecommunication Services (0.0%):
200,000	America Movil SAB de C.V., 2.38%, 9/8/16	202,744
335,000	America Movil SAB de C.V., 4.38%, 7/16/42	320,930
75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	87,007
355,000	Rogers Communications, Inc., 4.50%, 3/15/43, Callable 9/15/42 @ 100	356,929

		967,610

Total Yankee Dollars (Cost $23,275,744)		23,861,795

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages (0.1%):
$950,000	Federal Home Loan Mortgage Corporation, 4.88%, 6/13/18^	$1,061,981
725,000	Federal National Mortgage Association, 6.63%, 11/15/30	832,187

		1,894,168

Total U.S. Government Agency Mortgages (Cost $1,744,674)		1,894,168

U.S. Treasury Obligations (10.4%):
U.S. Treasury Bonds (0.1%)
1,220,000	3.13%, 8/15/44^	1,313,406

U.S. Treasury Notes (10.3%)
11,470,000	2.25%, 1/31/15^	11,489,270
21,879,000	0.63%, 12/31/16	21,849,945
200,000	0.63%, 5/31/17	198,859
8,000,000	0.75%, 6/30/17^	7,970,000
43,495,000	1.00%, 12/15/17^	43,393,047
13,200,000	0.75%, 2/28/18^	13,018,500
6,200,000	1.25%, 1/31/19	6,140,424
16,793,200	1.63%, 12/31/19	16,768,279
6,000	3.63%, 2/15/20	6,578
400,000	2.63%, 11/15/20	417,531
14,279,900	2.25%, 11/15/24^	14,375,847

		135,628,280

Total U.S. Treasury Obligations (Cost $136,969,611)		136,941,686

Securities Held as Collateral for Securities on Loan (17.0%):
224,257,658	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	224,257,658

Total Securities Held as Collateral for Securities on Loan (Cost $224,257,658)		224,257,658

Unaffiliated Investment Company (7.4%):
96,897,938	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	96,897,938

Total Unaffiliated Investment Company (Cost $96,897,938)		96,897,938

Total Investment Securities (Cost $1,334,025,134)(e) — 116.9%		1,539,422,093
Net other assets (liabilities) — (16.9)%		(222,327,339)

Net Assets — 100.0%		$1,317,094,754

Continued

11

AZL Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

MTN—Medium Term Note

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $217,877,596.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(d)	The rate represents the effective yield at December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
	—%
Australia	0.1%
Brazil	—	%NM
British Virgin Islands	0.2%
Canada	1.1%
Cayman Islands	0.4%
France	1.5%
Guernsey	0.6%
Ireland (Republic of)	1.3%
Israel	0.8%
Italy	0.1%
Jersey	—	%NM
Luxembourg	0.1%
Mexico	0.2%
Netherlands	0.7%
Panama	0.9%
Spain	0.2%
Switzerland	0.9%
United Kingdom	3.5%
United States	87.4%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/9/15	6,720,703	$10,564,340	$10,472,822	$91,518
British Pound	State Street	1/9/15	6,724,180	10,572,630	10,478,240	94,390
Canadian Dollar	Bank of New York Mellon	1/9/15	6,888,230	6,047,028	5,929,297	117,731
Canadian Dollar	State Street	1/9/15	6,907,539	6,063,979	5,945,918	118,061
European Euro	Bank of New York Mellon	1/9/15	10,348,477	12,912,415	12,521,828	390,587
European Euro	State Street	1/9/15	10,362,760	12,930,393	12,539,111	391,282
Israeli Shekel	Bank of New York Mellon	1/9/15	16,898,963	4,309,641	4,339,638	(29,997)
Israeli Shekel	State Street	1/9/15	16,958,438	4,321,722	4,354,911	(33,189)
Swiss Franc	Bank of New York Mellon	1/9/15	4,424,887	4,593,658	4,452,811	140,847
Swiss Franc	State Street	1/9/15	4,434,139	4,602,259	4,462,121	140,138

				$76,918,065	$75,496,697	$1,421,368

See accompanying notes to the financial statements.

12

AZL Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$1,334,025,134

Investment securities, at value*	$1,539,422,093
Cash	41,852
Interest and dividends receivable	3,395,115
Foreign currency, at value (cost $414,715)	406,890
Unrealized appreciation on forward currency contracts	1,484,554
Receivable for capital shares issued	227,562
Receivable for investments sold	3,107,460
Reclaims receivable	62,046
Prepaid expenses	10,841

Total Assets	1,548,158,413

Liabilities:
Unrealized depreciation on forward currency contracts	63,186
Payable for investments purchased	4,963,090
Payable for capital shares redeemed	689,544
Payable for collateral received on loaned securities	224,257,658
Manager fees payable	728,721
Administration fees payable	31,915
Distribution fees payable	277,827
Custodian fees payable	10,688
Administrative and compliance services fees payable	2,729
Trustee fees payable	55
Other accrued liabilities	38,246

Total Liabilities	231,063,659

Net Assets	$1,317,094,754

Net Assets Consist of:
Capital	$1,030,996,528
Accumulated net investment income/(loss)	26,606,519
Accumulated net realized gains/(losses) from investment transactions	52,688,515
Net unrealized appreciation/(depreciation) on investments	206,803,192

Net Assets	$1,317,094,754

Shares of beneficial interest (unlimited number of shares authorized, no par value)	79,822,140
Net Asset Value (offering and redemption price per share)	$16.50

*	Includes securities on loan of $217,877,596.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$22,684,270
Interest	7,557,508
Income from securities lending	448,732
Foreign withholding tax	(378,930)

Total Investment Income	30,311,580

Expenses:
Manager fees	9,004,823
Administration fees	357,559
Distribution fees	3,001,608
Custodian fees	58,642
Administrative and compliance services fees	15,865
Trustee fees	60,590
Professional fees	68,548
Shareholder reports	43,714
Other expenses	28,085

Total expenses before reductions	12,639,434
Less expenses voluntarily waived/reimbursed by the Manager	(1,125,638)
Less expenses paid indirectly	(1,248)

Net expenses	11,512,548

Net Investment Income/(Loss)	18,799,032

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	57,472,407
Net realized gains/(losses) on forward currency contracts	6,039,733
Change in net unrealized appreciation/depreciation on investments	15,194,631

Net Realized/Unrealized Gains/(Losses) on Investments	78,706,771

Change in Net Assets Resulting From Operations	$97,505,803

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Invesco Equity and Income Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$18,799,032	$9,612,618
Net realized gains/(losses) on investment transactions	63,512,140	36,588,914
Change in unrealized appreciation/depreciation on investments	15,194,631	120,836,618

Change in net assets resulting from operations	97,505,803	167,038,150

Dividends to Shareholders:
From net investment income	(9,503,399)	(7,820,810)
From net realized gains	(32,152,401)	—

Change in net assets resulting from dividends to shareholders	(41,655,800)	(7,820,810)

Capital Transactions:
Proceeds from shares issued	236,866,351	381,039,836
Proceeds from dividends reinvested	41,655,800	7,820,810
Value of shares redeemed	(89,290,983)	(51,132,119)

Change in net assets resulting from capital transactions	189,231,168	337,728,527

Change in net assets	245,081,171	496,945,867
Net Assets:
Beginning of period	1,072,013,583	575,067,716

End of period	$1,317,094,754	$1,072,013,583

Accumulated net investment income/(loss)	$26,606,519	$8,838,814

Share Transactions:
Shares issued	14,672,295	25,992,523
Dividends reinvested	2,554,004	529,865
Shares redeemed	(5,547,220)	(3,554,718)

Change in shares	11,679,079	22,967,670

See accompanying notes to the financial statements.

14

AZL Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.73	$12.73	$11.54	$11.95		$10.83

Investment Activities:
Net Investment Income/(Loss)	0.23	0.11	0.15	0.14		0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.10	3.02	1.22	(0.41)		1.14

Total from Investment Activities	1.33	3.13	1.37	(0.27)		1.26

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.18)	(0.14)		(0.14)
Net Realized Gains	(0.43)	—	—	—		—

Total Dividends	(0.56)	(0.13)	(0.18)	(0.14)		(0.14)

Net Asset Value, End of Period	$16.50	$15.73	$12.73	$11.54		$11.95

Total Return(a)	8.50%	24.67%	11.91%	(2.18	)%(b)	11.74%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,317,095	$1,072,014	$575,068	$442,396		$351,159
Net Investment Income/(Loss)	1.57%	1.20%	1.46%	1.57%		1.49%
Expenses Before Reductions(c)	1.05%	1.06%	1.07%	1.09%		1.10%
Expenses Net of Reductions	0.96%	0.97%	0.98%	1.01%		1.02%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.97%	0.99%	1.01%		1.02%
Portfolio Turnover Rate(e)	119%	52%	29%	28%		37%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

15

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco Equity and Income Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $105.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $44,464 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $76.9 million as of December 31, 2014. The monthly average amount for these contracts was $65.7 million for the year ended December 31, 2014.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Exchange Rate Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$1,484,554	Unrealized depreciation on forward currency contracts	$63,186

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Exchange Rate Risk Exposure

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	$6,039,733	$1,898,463

17

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $14,673 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Diversified Telecommunication Services	$7,100,456	$6,983,472	$14,083,928
Oil, Gas & Consumable Fuels	40,646,122	31,903,568	72,549,690
Pharmaceuticals	47,995,968	19,214,372	67,210,340
All Other Common Stocks+	694,105,762	—	694,105,762
Convertible Bonds+	—	95,091,063	95,091,063
Convertible Preferred Stocks
Banks	820,800	1,746,077	2,566,877
Capital Markets	598,271	2,593,500	3,191,771
Oil, Gas & Consumable Fuels	—	1,656,998	1,656,998
Corporate Bonds+	—	105,112,419	105,112,419
U.S. Government Agency Mortgages	—	1,894,168	1,894,168
U.S. Treasury Obligations	—	136,941,686	136,941,686
Yankee Dollars+	—	23,861,795	23,861,795
Securities Held as Collateral for Securities on Loan	—	224,257,658	224,257,658
Unaffiliated Investment Company	96,897,938	—	96,897,938

Total Investment Securities	888,165,317	651,256,776	1,539,422,093

Other Financial Instruments:*
Forward Currency Contracts	—	1,421,368	1,421,368

Total Investments	$888,165,317	$652,678,144	$1,540,843,461

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

19

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$1,468,243,652	$1,302,802,837

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Invesco Equity and Income Fund	$994,874,859	$970,100,807

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $1,336,953,404. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$223,125,403
Unrealized depreciation	(20,656,714)

Net unrealized appreciation/(depreciation)	$202,468,689

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$9,503,399	$32,152,401	$41,655,800

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

AZL Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Equity and Income Fund	$7,820,810	$—	$7,820,810

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Equity and Income Fund	$32,594,724	$51,049,948	$—	$202,453,554	$286,098,226

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $32,152,401.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Invesco Growth and Income Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco Growth and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco Growth and Income Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Invesco Growth and Income Fund returned 10.00%. That compared to a 13.45% total return for its benchmark, the Russell 1000® Value Index1.

The 12 months through December 31, 2014, were characterized by steady improvement in the U.S. economy and strong returns for U.S. stocks. Equity markets were volatile for the first four months of the year as investors worried that stocks had risen too far, too fast in 2013. Political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China added to investor uncertainty. However, investors began to show confidence in the economic recovery and stocks rallied through the summer. The Federal Reserve reduced its monthly security purchases throughout the year, finally ending all purchases by October. That action had little impact on the market because it was widely expected. However, stocks suffered again in mid-September when the price of oil began to freefall, finishing 2014 at the lowest point in several years. After another sell-off in the equity markets in December, the S&P 500 Index rallied at the end of the month and finished the year on a positive note.

Sectors within the Russell 1000® Value Index were mixed for the reporting period. Some sectors, such as information technology, utilities and health care, returned more than 20%, while others, such as materials and telecommunication services, posted low single-digit returns. Energy was the only sector to post negative returns during the period.

In this environment, stock selection and underweight positions in consumer staples and financials hurt relative performance. In particular, a lack of exposure to REITs2 in the financial sector—adopted because we believed REITs were overvalued—hurt performance when investor demand for yield drove up the prices of those investments.*
Weak stock selection within the consumer discretionary sector also detracted from performance versus the benchmark. The Fund also held a cash position for liquidity purposes. While this allocation was within our typical target range throughout the period, holding cash dampened performance in a strong equity market.*

Stock selection and an underweight position in energy were among the largest contributors to relative performance when energy stocks tumbled on the falling price of oil. Stock selection and an underweight to industrials also helped relative performance, as industrials only posted mid-single digit returns.*

We used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to its benchmark during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Invesco Growth and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco Growth and Income Fund	10.00%	18.91%	13.12%	7.17%
Russell 1000® Value Index	13.45%	20.89%	15.42%	7.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Invesco Growth and Income Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco Growth and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco Growth and Income Fund	$1,000.00	$1,031.50	$4.92	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco Growth and Income Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	29.6%
Information Technology	14.8
Health Care	12.7
Consumer Discretionary	10.5
Energy	10.4
Industrials	8.0
Consumer Staples	5.6
Telecommunication Services	2.5
Utilities	1.5
Materials	1.1

Total Common Stocks	96.7
Securities Held as Collateral for Securities on Loan	9.0
Money Market	3.1

Total Investment Securities	108.8
Net other assets (liabilities)	(8.8)

Net Assets	100.0%

3

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (96.7%):
Aerospace & Defense (1.0%):
30,488	General Dynamics Corp.	$4,195,759

Automobiles (1.1%):
136,007	General Motors Co.	4,748,004

Banks (16.5%):
526,508	Bank of America Corp.	9,419,228
92,320	BB&T Corp.^	3,590,325
347,658	Citigroup, Inc.	18,811,774
116,740	Citizens Financial Group, Inc.^	2,902,156
90,439	Comerica, Inc.	4,236,163
179,150	Fifth Third Bancorp	3,650,181
62,308	First Horizon National Corp.^	846,143
305,427	JPMorgan Chase & Co.	19,113,622
80,913	PNC Financial Services Group, Inc.	7,381,693

		69,951,285

Biotechnology (1.4%):
35,845	Amgen, Inc.	5,709,750

Capital Markets (7.4%):
174,717	Charles Schwab Corp. (The)	5,274,706
23,794	Goldman Sachs Group, Inc. (The)	4,611,991
288,554	Morgan Stanley	11,195,895
65,374	Northern Trust Corp.	4,406,208
79,610	State Street Corp.	6,249,385

		31,738,185

Chemicals (0.5%):
44,186	Dow Chemical Co. (The)	2,015,323

Commercial Services & Supplies (1.0%):
98,468	Tyco International plc	4,318,806

Communications Equipment (1.4%):
206,257	Cisco Systems, Inc.	5,737,038

Consumer Finance (0.5%):
74,482	Synchrony Financial*	2,215,840

Diversified Financial Services (2.0%):
36,657	CME Group, Inc.	3,249,643
123,069	Voya Financial, Inc.	5,215,664

		8,465,307

Diversified Telecommunication Services (1.6%):
63,880	France Telecom SA	1,086,232
288,818	Koninklijke (Royal) KPN NV	910,472
596,794	Telecom Italia SpA	632,837
46,216	Telefonica SA	660,994
72,138	Verizon Communications, Inc.	3,374,616

		6,665,151

Electric Utilities (0.7%):
70,488	FirstEnergy Corp.^	2,748,327

Electronic Equipment, Instruments & Components (1.2%):
227,414	Corning, Inc.	5,214,603

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (1.7%):
86,050	Baker Hughes, Inc.	$4,824,824
81,430	Ensco plc, Class A, ADR^	2,438,829

		7,263,653

Food & Staples Retailing (0.3%):
14,772	Wal-Mart Stores, Inc.	1,268,619

Food Products (3.1%):
92,565	Archer-Daniels-Midland Co.	4,813,380
135,958	Mondelez International, Inc., Class A	4,938,674
80,167	Unilever NV, NYS	3,129,720

		12,881,774

Health Care Equipment & Supplies (0.9%):
51,930	Medtronic, Inc.^	3,749,346

Health Care Providers & Services (2.7%):
34,682	Anthem, Inc.^	4,358,487
19,711	Express Scripts Holding Co.*	1,668,930
51,840	UnitedHealth Group, Inc.	5,240,506

		11,267,923

Hotels, Restaurants & Leisure (1.7%):
158,395	Carnival Corp.	7,180,045

Household Products (1.2%):
57,666	Procter & Gamble Co. (The)	5,252,796

Industrial Conglomerates (2.9%):
477,037	General Electric Co.	12,054,725

Insurance (3.2%):
44,602	Aon plc	4,229,608
100,172	Marsh & McLennan Cos., Inc.	5,733,845
78,685	Willis Group Holdings plc	3,525,875

		13,489,328

Internet Software & Services (1.6%):
116,797	eBay, Inc.*	6,554,648

IT Services (1.2%):
108,145	Amdocs, Ltd.	5,045,505

Machinery (2.3%):
52,304	Caterpillar, Inc.	4,787,385
79,593	Ingersoll-Rand plc	5,045,401

		9,832,786

Media (5.9%):
120,295	Comcast Corp., Class A	6,978,313
92,628	Thomson Reuters Corp.^	3,737,817
31,504	Time Warner Cable, Inc.	4,790,498
35,652	Time Warner Cable, Inc.	3,045,394
85,857	Viacom, Inc., Class B	6,460,739

		25,012,761

Metals & Mining (0.6%):
105,367	Freeport-McMoRan Copper & Gold, Inc.	2,461,373

Multiline Retail (1.8%):
97,481	Target Corp.^	7,399,783

Continued

4

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (0.8%):
61,830	PG&E Corp.	$3,291,829

Oil, Gas & Consumable Fuels (8.7%):
43,018	Anadarko Petroleum Corp.	3,548,985
73,685	Apache Corp.^	4,617,839
142,826	Canadian Natural Resources, Ltd.	4,416,969
45,187	Exxon Mobil Corp.	4,177,538
49,787	Occidental Petroleum Corp.	4,013,330
321,438	Royal Dutch Shell plc, A Shares	10,653,230
102,021	Total SA	5,259,500

		36,687,391

Pharmaceuticals (7.7%):
82,844	Eli Lilly & Co.	5,715,408
33,162	Hospira, Inc.*	2,031,173
109,631	Merck & Co., Inc.	6,225,944
4,570	Novartis AG, ADR	423,456
64,177	Novartis AG, Registered Shares	5,903,979
99,769	Pfizer, Inc.	3,107,804
41,129	Sanofi-Aventis SA	3,747,885
99,051	Teva Pharmaceutical Industries, Ltd., ADR	5,696,423

		32,852,072

Road & Rail (0.8%):
88,784	CSX Corp.	3,216,644

Semiconductors & Semiconductor Equipment (4.0%):
290,129	Applied Materials, Inc.^	7,230,015
97,348	Broadcom Corp., Class A	4,218,089
154,200	Intel Corp.	5,595,918

		17,044,022

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Software (4.6%):
62,098	Adobe Systems, Inc.*	$4,514,525
52,057	Citrix Systems, Inc.*	3,321,237
116,267	Microsoft Corp.	5,400,602
236,185	Symantec Corp.	6,059,326

		19,295,690

Technology Hardware, Storage & Peripherals (0.8%):
85,917	NetApp, Inc.	3,561,260

Tobacco (1.0%):
51,555	Philip Morris International, Inc.	4,199,155

Wireless Telecommunication Services (0.9%):
114,522	Vodafone Group plc, ADR	3,913,217

Total Common Stocks (Cost $290,257,300)		408,499,723

Securities Held as Collateral for Securities on Loan (9.0%):
$38,060,158	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	38,060,158

Total Securities Held as Collateral for Securities on Loan (Cost $38,060,158)		38,060,158

Unaffiliated Investment Company (3.1%):
12,965,089	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	12,965,089

Total Unaffiliated Investment Company (Cost $12,965,089)		12,965,089

Total Investment Securities (Cost $341,282,547)(c) — 108.8%		459,524,970
Net other assets (liabilities) — (8.8)%		(37,218,292)

Net Assets — 100.0%		$422,306,678

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

NYS—New York Shares

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $36,807,005.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL Invesco Growth and Income Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Canada	1.8%
France	2.2%
Guernsey	1.1%
Ireland (Republic of)	2.0%
Israel	1.2%
Italy	0.1%
Netherlands	0.9%
Panama	1.6%
Spain	0.1%
Switzerland	1.4%
United Kingdom	5.4%
United States	82.2%

100.0%

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of New York Mellon	1/9/15	3,288,850	$5,169,776	$5,124,991	$44,785
British Pound	State Street	1/9/15	3,290,551	5,173,832	5,127,641	46,191
Canadian Dollar	Bank of New York Mellon	1/9/15	3,612,004	3,170,900	3,109,165	61,735
Canadian Dollar	State Street	1/9/15	3,622,129	3,179,789	3,117,881	61,908
European Euro	Bank of New York Mellon	1/9/15	4,961,247	6,190,446	6,003,191	187,255
European Euro	State Street	1/9/15	4,968,094	6,199,063	6,011,476	187,587
Israeli Shekel	Bank of New York Mellon	1/9/15	8,253,581	2,104,861	2,119,512	(14,651)
Israeli Shekel	State Street	1/9/15	8,282,629	2,110,762	2,126,971	(16,209)
Swiss Franc	Bank of New York Mellon	1/9/15	2,407,790	2,499,626	2,422,985	76,641
Swiss Franc	State Street	1/9/15	2,412,825	2,504,307	2,428,051	76,256

				$38,303,362	$37,591,864	$711,498

See accompanying notes to the financial statements.

6

AZL Invesco Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$341,282,547

Investment securities, at value*	$459,524,970
Cash	19,898
Interest and dividends receivable	656,578
Foreign currency, at value (cost $210,982)	205,739
Unrealized appreciation on forward currency contracts	742,358
Receivable for investments sold	1,447,967
Reclaims receivable	38,253
Prepaid expenses	3,572

Total Assets	462,639,335

Liabilities:
Unrealized depreciation on forward currency contracts	30,860
Payable for investments purchased	1,686,909
Payable for capital shares redeemed	195,652
Payable for collateral received on loaned securities	38,060,158
Manager fees payable	236,271
Administration fees payable	10,592
Distribution fees payable	90,057
Custodian fees payable	5,887
Administrative and compliance services fees payable	933
Trustee fees payable	19
Other accrued liabilities	15,319

Total Liabilities	40,332,657

Net Assets	$422,306,678

Net Assets Consist of:
Capital	$252,711,437
Accumulated net investment income/(loss)	11,095,072
Accumulated net realized gains/(losses) from investment transactions	39,555,900
Net unrealized appreciation/(depreciation) on investments	118,944,269

Net Assets	$422,306,678

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,815,033
Net Asset Value (offering and redemption price per share)	$16.36

*	Includes securities on loan of $36,807,005

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$12,458,020
Income from securities lending	78,534
Foreign withholding tax	(209,011)

Total Investment Income	12,327,543

Expenses:
Manager fees	3,198,821
Administration fees	121,704
Distribution fees	1,072,867
Custodian fees	30,871
Administrative and compliance services fees	5,743
Trustee fees	22,276
Professional fees	23,860
Shareholder reports	19,169
Other expenses	10,372

Total expenses before reductions	4,505,683
Less expenses voluntarily waived/reimbursed by the Manager	(384,361)
Less expenses paid indirectly	(709)

Net expenses	4,120,613

Net Investment Income/(Loss)	8,206,930

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	39,703,278
Net realized gains/(losses) on forward currency contracts	3,224,877
Change in net unrealized appreciation/depreciation on investments	(10,247,694)

Net Realized/Unrealized Gains/(Losses) on Investments	32,680,461

Change in Net Assets Resulting From Operations	$40,887,391

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco Growth and Income Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$8,206,930	$4,581,674
Net realized gains/(losses) on investment transactions	42,928,155	24,382,044
Change in unrealized appreciation/depreciation on investments	(10,247,694)	81,222,964

Change in net assets resulting from operations	40,887,391	110,186,682

Dividends to Shareholders:
From net investment income	(4,209,495)	(3,756,211)
From net realized gains	(13,527,318)	—

Change in net assets resulting from dividends to shareholders	(17,736,813)	(3,756,211)

Capital Transactions:
Proceeds from shares issued	15,127,035	45,473,781
Proceeds from dividends reinvested	17,736,813	3,756,211
Value of shares redeemed	(73,171,753)	(44,881,583)

Change in net assets resulting from capital transactions	(40,307,905)	4,348,409

Change in net assets	(17,157,327)	110,778,880
Net Assets:
Beginning of period	439,464,005	328,685,125

End of period	$422,306,678	$439,464,005

Accumulated net investment income/(loss)	$11,095,072	$4,524,356

Share Transactions:
Shares issued	954,104	3,283,999
Dividends reinvested	1,096,218	262,856
Shares redeemed	(4,575,778)	(3,280,232)

Change in shares	(2,525,456)	266,623

See accompanying notes to the financial statements.

8

AZL Invesco Growth and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.51	$11.71	$10.39	$10.70		$9.61

Investment Activities:
Net Investment Income/(Loss)	0.33	0.16	0.14	0.15		0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.21	3.77	1.35	(0.36)		1.11

Total from Investment Activities	1.54	3.93	1.49	(0.21)		1.18

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.13)	(0.17)	(0.10)		(0.09)
Net Realized Gains	(0.53)	—	—	—		—

Total Dividends	(0.69)	(0.13)	(0.17)	(0.10)		(0.09)

Net Asset Value, End of Period	$16.36	$15.51	$11.71	$10.39		$10.70

Total Return(a)	10.00%	33.69%	14.33%	(1.94	)%(b)	12.37%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$422,307	$439,464	$328,685	$251,302		$267,458
Net Investment Income/(Loss)	1.91%	1.17%	1.43%	1.32%		1.03%
Expenses Before Reductions(c)	1.05%	1.05%	1.07%	1.09%		1.10%
Expenses Net of Reductions	0.96%	0.96%	0.97%	0.98%		0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.96%	0.98%	0.99%		1.00%
Portfolio Turnover Rate	29%	31%	32%	22%		34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco Growth and Income Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $16.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,781 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $38.3 million as of December 31, 2014. The monthly average amount for these contracts was $36.2 million for the year ended December 31, 2014.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$742,358	Unrealized depreciation on forward currency contracts	$30,860

11

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/Change in unrealized appreciation/depreciation on investments	$3,224,877	$998,724

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco Growth and Income Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%.The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.675% and above $100 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $5,347 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each

12

AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Diversified Telecommunication Services	$3,374,616	$3,290,535	$6,665,151
Oil, Gas & Consumable Fuels	20,774,661	15,912,730	36,687,391
Pharmaceuticals	23,200,208	9,651,864	32,852,072
All Other Common Stocks+	332,295,109	—	332,295,109
Securities Held as Collateral for Securities on Loan	—	38,060,158	38,060,158
Unaffiliated Investment Company	12,965,089	—	12,965,089

Total Investment Securities	392,609,683	66,915,287	459,524,970

Other Financial Instruments:*
Forward Currency Contracts	—	711,498	711,498

Total Investments	$392,609,683	$67,626,785	$460,236,468

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

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AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco Growth and Income Fund	$121,719,660	$160,569,443

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $342,110,625. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$124,954,849
Unrealized depreciation	(7,540,504)

Net unrealized appreciation/(depreciation)	$117,414,345

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$4,209,495	$13,527,318	$17,736,813

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco Growth and Income Fund	$3,756,211	$—	$3,756,211

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco Growth and Income Fund	$12,540,549	$39,649,999	$—	$117,404,693	$169,595,241

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

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AZL Invesco Growth and Income Fund

Notes to the Financial Statements

December 31, 2014

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $13,527,318.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

19

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

20

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

22

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Invesco International Equity Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Invesco International Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Invesco International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Invesco International Equity Fund returned 0.25%, that compared to a -4.48% and -2.29% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI ACWI Ex-US Growth Index2, respectively.

While 2014 began on an optimistic note, global equity markets pulled back at various points during the year in reaction to economic and geopolitical concerns. These issues included worries about the potential effect of the U.S. Federal Reserve reducing the scope of its asset purchase program, an Argentine sovereign bond default, and eurozone banking concerns. Global equity markets fell as tensions in Ukraine and the Middle East weakened the outlook for global growth. Advanced economies such as the U.K. and the U.S. saw a modest but stronger rebound than Europe, where a nascent recovery stalled. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its growth objectives. However, many countries in Asia, including India, Indonesia and the Philippines, experienced strong gains.

In this environment, we continued to construct the portfolio with a bottom-up approach, selecting stocks on an individual basis. This stock selection helped the Fund outperform its benchmark during the period. An overweight position and stock selection in information technology were the leading contributors to relative performance. Stock selection in health care, financials, and materials also boosted relative performance.*

Geographically, exposure to Europe and the Asia/Pacific region were the primary drivers of relative returns, due to strong stock selection. Top country-level contributors were the U.K., Singapore, and Ireland. In each country, stock selection was the primary driver.*

Stock selection in the utilities sector was the leading detractor from the Fund’s relative performance. Investments in the telecommunication services sector, particularly in the wireless services industry, also detracted from performance versus the Fund’s performance indexes. Geographically, portfolio exposure in Hong Kong was the largest detractor from performance versus the indexes. Portfolio exposure in Germany and Switzerland hurt relative performance as well. In each country, stock selection was the primary cause of underperformance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[2]	The MSCI ACWI Ex-US Growth Index captures large-and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets countries.

Investors cannot invest directly in an index.

1

AZL® Invesco International Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings growth.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of underlying stock into which the securities may be converted.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Invesco International Equity Fund	0.25%	11.23%	7.49%	6.69%
MSCI EAFE Index (gross of withholding taxes)	-4.48%	11.56%	5.81%	4.91%
MSCI EAFE Index (net of withholding taxes)	-4.90%	11.06%	5.33%	4.43%
MSCI ACWI Ex-US Growth Index (gross of withholding taxes)	-2.29%	9.84%	5.54%	5.77%
MSCI ACWI Ex-US Growth Index (net of withholding taxes)	-2.65%	9.46%	5.19%	5.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Invesco International Equity Fund	1.26%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.45% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International All Country World Index Ex-US Growth (“MSCI ACWI Ex-US Growth”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI ACWI Ex-US Growth Index is unmanaged and captures large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets countries. The Indexes noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Indexes noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Invesco International Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Invesco International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco International Equity Fund	$1,000.00	$941.80	$5.82	1.19%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Invesco International Equity Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United Kingdom	15.9%
Switzerland	8.8
Japan	7.8
Canada	7.3
Germany	6.5
Singapore	4.9
Hong Kong	4.8
Brazil	4.2
Australia	3.7
France	2.9
All other countries	25.7

Total Common Stocks	92.5
Money Market	6.9
Securities Held as Collateral for Securities on Loan	3.0

Total Investment Securities	102.4
Net other assets (liabilities)	(2.4)

Net Assets	100.0%

3

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (92.5%):
Air Freight & Logistics (0.8%):
137,537	Deutsche Post AG	$4,499,490

Auto Components (1.8%):
82,400	DENSO Corp.	3,840,942
28,639	Hyundai Mobis Co., Ltd.	6,096,251

		9,937,193

Automobiles (3.7%):
1,664,500	Great Wall Motor Co.	9,394,384
171,800	Toyota Motor Corp.	10,715,335

		20,109,719

Banks (7.2%):
1,782,574	Akbank T.A.S.	6,576,783
764,201	Banco Bradesco SA, ADR	10,217,367
8,104,000	Industrial & Commercial Bank of China	5,887,694
973,900	Kasikornbank Public Co., Ltd.	6,727,039
516,352	United Overseas Bank, Ltd.	9,548,766

		38,957,649

Beverages (3.4%):
76,823	Anheuser-Busch InBev NV	8,644,152
86,796	Carlsberg A/S, Class B	6,741,457
38,112	Fomento Economico Mexicano SAB de C.V., ADR*	3,354,999

		18,740,608

Biotechnology (0.8%):
59,405	CSL, Ltd.	4,181,746

Capital Markets (3.6%):
899,853	Aberdeen Asset Management plc	6,009,495
135,519	Julius Baer Group, Ltd.	6,186,282
441,326	UBS Group AG*	7,588,552

		19,784,329

Chemicals (1.3%):
22,424	Syngenta AG, Registered Shares	7,202,530

Commercial Services & Supplies (1.1%):
704,180	Brambles, Ltd.	6,062,823

Communications Equipment (1.1%):
479,409	Telefonaktiebolaget LM Ericsson, B Shares	5,809,931

Containers & Packaging (1.8%):
921,907	Amcor, Ltd.	10,142,643

Diversified Financial Services (4.4%):
2,130,166	Bm&f Bovespa SA	7,896,333
119,455	Deutsche Boerse AG	8,559,613
220,266	Investor AB, B Shares	7,987,562

		24,443,508

Electrical Equipment (2.3%):
335,533	ABB, Ltd.	7,099,234
77,451	Schneider Electric SA	5,627,066

		12,726,300

Electronic Equipment, Instruments & Components (0.7%):
9,085	Keyence Corp.	4,024,763

Shares		Fair Value
Common Stocks, continued
Food Products (1.9%):
193,848	BRF-Brasil Foods SA	$4,628,074
150,648	Unilever NV	5,917,168

		10,545,242

Health Care Equipment & Supplies (1.1%):
331,103	Smith & Nephew plc	6,078,105

Hotels Restaurants & Leisure (1.6%):
523,347	Compass Group plc	8,919,002

Hotels, Restaurants & Leisure (1.5%):
1,456,000	Galaxy Entertainment Group, Ltd.	8,105,952

Industrial Conglomerates (2.8%):
877,000	Hutchison Whampoa, Ltd.	10,041,527
804,841	Keppel Corp., Ltd.	5,371,854

		15,413,381

Insurance (1.1%):
11,625	Fairfax Financial Holdings, Ltd.	6,093,041

Internet Software & Services (3.0%):
47,180	Baidu, Inc., ADR*	10,755,625
1,483,700	Yahoo! Japan Corp.^	5,354,684

		16,110,309

IT Services (1.1%):
148,350	Amadeus IT Holding SA	5,894,317

Life Sciences Tools & Services (0.0%):
160,422	Art Advanced Research Technologies, Inc.*(a)	—
165,100	Art Advanced Research Technologies, Inc.*(a)	—
50,591	Art Advanced Research Technologies, Inc.*(a)	—

		—

Machinery (2.2%):
33,400	Fanuc, Ltd.	5,513,211
292,100	Komatsu, Ltd.	6,476,800

		11,990,011

Media (12.1%):
995,755	British Sky Broadcasting Group plc	13,857,434
218,079	Grupo Televisa SA, ADR	7,427,771
550,301	Informa plc	4,014,995
157,642	ProSiebenSat.1 Media AG, Registered Shares	6,640,489
143,400	Publicis Groupe	10,269,546
700,993	Reed Elsevier plc	11,924,809
580,606	WPP plc	12,043,882

		66,178,926

Multiline Retail (0.9%):
46,138	Next plc	4,865,847

Multi-Utilities (0.7%):
867,819	Centrica plc	3,734,598

Oil, Gas & Consumable Fuels (5.2%):
154,717	Cenovus Energy, Inc.	3,192,911
1,624,000	CNOOC, Ltd.	2,197,083
355,612	EnCana Corp.	4,950,707

Continued

4

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
212,861	Royal Dutch Shell plc, B Shares	$7,311,713
350,790	Suncor Energy, Inc.	11,144,340

		28,796,754

Pharmaceuticals (7.3%):
70,872	Novartis AG, Registered Shares	6,519,887
113,126	Novo Nordisk A/S, B Shares	4,787,437
36,638	Roche Holding AG	9,933,377
75,313	Shire plc	5,327,985
223,805	Teva Pharmaceutical Industries, Ltd., ADR^	12,871,026

		39,439,712

Road & Rail (1.0%):
78,298	Canadian National Railway Co.	5,394,237

Semiconductors & Semiconductor Equipment (5.7%):
117,745	Avago Technologies, Ltd.	11,843,970
7,154	Samsung Electronics Co., Ltd.	8,600,654
457,306	Taiwan Semiconductor Manufacturing Co., Ltd., ADR^	10,234,508

		30,679,132

Software (3.8%):
245,206	CGI Group, Inc., Class A*	9,350,128
161,350	SAP AG	11,406,979

		20,757,107

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail (1.4%):
1,456,156	Kingfisher plc	$7,672,432

Textiles, Apparel & Luxury Goods (0.8%):
64,861	Adidas AG^	4,520,159

Tobacco (3.3%):
213,929	British American Tobacco plc	11,622,159
238,700	Japan Tobacco, Inc.	6,555,339

		18,177,498

Total Common Stocks (Cost $386,685,949)		505,988,994

Securities Held as Collateral for Securities on Loan (3.0%):
$16,684,360	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	16,684,360

Total Securities Held as Collateral for Securities on Loan (Cost $16,684,360)		16,684,360

Unaffiliated Investment Company (6.9%):
37,691,322	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(c)	37,691,322

Total Unaffiliated Investment Company (Cost $37,691,322)		37,691,322

Total Investment Securities (Cost $441,061,631)(d) — 102.4%		560,364,676
Net other assets (liabilities) — (2.4)%		(12,930,690)

Net Assets — 100.0%		$547,433,986

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $16,287,606.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(c)	The rate represents the effective yield at December 31, 2014.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

Continued

5

AZL Invesco International Equity Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	3.6%
Belgium	1.5%
Brazil	4.1%
Canada	7.2%
Cayman Islands	1.9%
China	1.7%
Denmark	2.1%
France	2.8%
Germany	6.4%
Hong Kong	4.7%
Ireland (Republic of)	2.1%
Israel	2.3%
Japan	7.6%
Mexico	1.9%
Netherlands	1.1%
Republic of Korea (South)	2.6%
Singapore	4.8%
Spain	1.1%
Sweden	2.5%
Switzerland	8.6%
Taiwan	1.8%
Thailand	1.2%
Turkey	1.2%
United Kingdom	15.5%
United States	9.7%

100.0%

See accompanying notes to the financial statements.

6

AZL Invesco International Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$441,061,631

Investment securities, at value*	$560,364,676
Cash	41,211
Interest and dividends receivable	575,326
Foreign currency, at value (cost $2,486,823)	2,397,987
Receivable for investments sold	1,483,993
Reclaims receivable	215,158
Prepaid expenses	4,650

Total Assets	565,083,001

Liabilities:
Payable for investments purchased	196,338
Payable for capital shares redeemed	160,406
Payable for collateral received on loaned securities	16,684,360
Manager fees payable	398,047
Administration fees payable	14,255
Distribution fees payable	117,073
Custodian fees payable	46,715
Administrative and compliance services fees payable	1,676
Trustee fees payable	34
Other accrued liabilities	30,111

Total Liabilities	17,649,015

Net Assets	$547,433,986

Net Assets Consist of:
Capital	$396,536,801
Accumulated net investment income/(loss)	5,345,753
Accumulated net realized gains/(losses) from investment transactions	26,350,657
Net unrealized appreciation/(depreciation) on investments	119,200,775

Net Assets	$547,433,986

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,763,442
Net Asset Value (offering and redemption price per share)	$18.39

*	Includes securities on loan of $16,287,606.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$15,558,170
Income from securities lending	229,965
Foreign withholding tax	(1,368,868)

Total Investment Income	14,419,267

Expenses:
Manager fees	5,190,941
Administration fees	176,073
Distribution fees	1,441,927
Custodian fees	205,736
Administrative and compliance services fees	8,501
Trustee fees	33,148
Professional fees	37,097
Shareholder reports	27,780
Other expenses	20,754

Total expenses before reductions	7,141,957
Less expenses voluntarily waived/reimbursed by the Manager	(288,394)
Less expenses paid indirectly	(13,800)

Net expenses	6,839,763

Net Investment Income/(Loss)	7,579,504

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	45,532,166
Change in net unrealized appreciation/depreciation on investments	(50,756,874)

Net Realized/Unrealized Gains/(Losses) on Investments	(5,224,708)

Change in Net Assets Resulting From Operations	$2,354,796

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Invesco International Equity Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$7,579,504	$6,897,535
Net realized gains/(losses) on investment transactions	45,532,166	19,529,354
Change in unrealized appreciation/depreciation on investments	(50,756,874)	68,272,980

Change in net assets resulting from operations	2,354,796	94,699,869

Dividends to Shareholders:
From net investment income	(8,563,231)	(6,852,326)

Change in net assets resulting from dividends to shareholders	(8,563,231)	(6,852,326)

Capital Transactions:
Proceeds from shares issued	13,070,434	32,525,953
Proceeds from dividends reinvested	8,563,231	6,852,326
Value of shares redeemed	(60,336,578)	(44,765,774)

Change in net assets resulting from capital transactions	(38,702,913)	(5,387,495)

Change in net assets	(44,911,348)	82,460,048
Net Assets:
Beginning of period	592,345,334	509,885,286

End of period	$547,433,986	$592,345,334

Accumulated net investment income/(loss)	$5,345,753	$5,509,413

Share Transactions:
Shares issued	700,821	1,914,600
Dividends reinvested	448,806	395,631
Shares redeemed	(3,201,602)	(2,630,848)

Change in shares	(2,051,975)	(320,617)

See accompanying notes to the financial statements.

8

AZL Invesco International Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$18.62	$15.87	$13.97	$15.24		$13.61

Investment Activities:
Net Investment Income/(Loss)	0.27	0.22	0.16	0.28		0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.21)	2.74	2.00	(1.40)		1.58

Total from Investment Activities	0.06	2.96	2.16	(1.12)		1.70

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.21)	(0.26)	(0.15)		(0.07)

Total Dividends	(0.29)	(0.21)	(0.26)	(0.15)		(0.07)

Net Asset Value, End of Period	$18.39	$18.62	$15.87	$13.97		$15.24

Total Return(a)	0.25%	18.78%	15.56%	(7.32	)%(b)	12.52	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$547,434	$592,345	$509,885	$459,529		$556,045
Net Investment Income/(Loss)	1.31%	1.26%	1.12%	1.72%		1.04%
Expenses Before Reductions(d)	1.24%	1.24%	1.25%	1.27%		1.28%
Expenses Net of Reductions	1.19%	1.19%	1.20%	1.19%		1.15%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.19%	1.19%	1.20%	1.19%		1.15%
Portfolio Turnover Rate	23%	28%	27%	30%		39%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was 0.01%.

(d)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Invesco International Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $14.8 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $22,750 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Invesco Advisers, Inc. (“Invesco”), Invesco provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Invesco International Equity Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and

11

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2014

are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $7,191 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Banks	$10,217,367	$28,740,282	$—	$38,957,649
Beverages	3,354,999	15,385,609	—	18,740,608
Capital Markets	7,588,552	12,195,777	—	19,784,329
Insurance	6,093,041	—	—	6,093,041

12

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Level 3		Total

Internet Software & Services	$10,755,625	$5,354,684	$—		$16,110,309
Life Sciences Tools & Services	—	—	—	^	—	^
Media	7,427,771	58,751,155	—		66,178,926
Oil, Gas & Consumable Fuels	19,287,958	9,508,796	—		28,796,754
Pharmaceuticals	12,871,026	26,568,686	—		39,439,712
Road & Rail	5,394,237	—	—		5,394,237
Semiconductors & Semiconductor Equipment	22,078,478	8,600,654	—		30,679,132
Software	9,350,128	11,406,979	—		20,757,107
All Other Common Stocks+	—	215,057,190	—		215,057,190
Securities Held as Collateral for Securities on Loan	—	16,684,360	—		16,684,360
Unaffiliated Investment Company	37,691,322	—	—		37,691,322

Total Investment Securities	$152,110,504	$408,254,172	$—	^	$560,364,676

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Represents the interest in securities that were determined to have value of zero at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Invesco International Equity Fund	$123,183,876	$171,186,633

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $447,263,566. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$132,549,797
Unrealized depreciation	(19,448,687)

Net unrealized appreciation/(depreciation)	$113,101,110

During the year ended December 31, 2014, the Fund utilized $14,146,699 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$8,563,231	$—	$8,563,231

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

13

AZL Invesco International Equity Fund

Notes to the Financial Statements

December 31, 2014

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Invesco International Equity Fund	$6,852,326	$—	$6,852,326

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Invesco International Equity Fund	$7,971,201	$29,922,941	$—	$113,003,043	$150,897,185

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Invesco International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® JPMorgan

International Opportunities Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan International Opportunities Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® JPMorgan International Opportunities Fund returned -7.39%. That compared to a -4.48% total return for its benchmark, the MSCI EAFE Index1.

Volatility continued to vex global equity markets over the period, as investors juggled good and bad news. U.S. markets surged on the heels of continued economic recovery and improved corporate balance sheets. In Japan, the central bank expanded its bond buyback program and President Shinzo Abe again delayed an increase of the national sales tax. The European Central Bank also confirmed intentions to grow its balance sheets and possibly broaden its asset-purchase programs.

However, investors faced a series of uncertainties in 2014, including anxiety about global growth and the end of the U.S. Fed’s bond repurchase program, as well as fears of Ebola and another European debt crisis. In addition, currency movement whittled away at gains for U.S.-based investors as the recovery of the U.S. economy and the prospect of rising rates strengthened the dollar compared to most other currencies. Finally, emerging markets fared only slightly worse than their developed counterparts, with performance varied by country.

The Fund underperformed its benchmark for the year, largely due to stock selection. At the sector level, the performance of individual stocks in banks, autos, and energy lagged relative to the benchmark. Stock selection in Japan and the Pacific Rim, in addition to an underweight position in the latter, also detracted from relative performance. Specifically, a company that owns and operates casinos in Macau negatively affected the Fund’s relative performance, thanks to a cooling Chinese economy and a government campaign against corruption that has high rollers cutting back on gambling.*

The Fund’s stock selection in health care, industrial cyclical and basic industries contributed to relative performance. The selection of stocks in the U.K. and continental Europe also added value. For example, a Swedish appliance maker was a positive contributor, fuelled by strong demand in the U.S., on-going cost cutting and improved product mix.*

The Fund made use of derivatives to manage cash flow and reduce currency deviations from the benchmark. Those holdings did not materially impact the Fund’s performance over the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® JPMorgan International Opportunities Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities of companies from developed countries other than the United States.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® JPMorgan International Opportunities Fund	-7.39%	10.36%	4.28%	5.16%
MSCI EAFE Index (gross of withholding taxes)	-4.48%	11.56%	5.81%	4.91%
MSCI EAFE Index (net of withholding taxes)	-4.90%	11.06%	5.33%	4.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan International Opportunities Fund	1.29%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.85%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” does reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan International Opportunities Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan International Opportunities Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL JPMorgan International Opportunities Fund	$1,000.00	$897.80	$5.74	1.20%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL JPMorgan International Opportunities Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United Kingdom	23.7%
Japan	20.4
Switzerland	13.2
France	11.6
Germany	8.4
Netherlands	4.8
Australia	2.5
Hong Kong	2.1
Jersey	1.8
Denmark	1.6
All other countries	8.7

Total Common Stocks and Preferred Stock	98.8
Securities Held as Collateral for Securities on Loan	4.7
Money Market	1.2

Total Investment Securities	104.7
Net other assets (liabilities)	(4.7)

Net Assets	100.0%

3

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (97.3%):
Aerospace & Defense (1.6%):
134,345	European Aeronautic Defence & Space Co. NV	$6,671,751
54,554	Thales SA	2,943,168

		9,614,919

Air Freight & Logistics (1.3%):
394,700	Yamato Holdings Co., Ltd.	7,773,105

Airlines (1.2%):
229,400	Japan Airlines Co., Ltd.	6,702,027

Auto Components (2.3%):
26,792	Continental AG	5,688,674
60,406	Valeo SA	7,523,114

		13,211,788

Automobiles (3.2%):
105,211	Daimler AG, Registered Shares	8,776,778
247,800	Mazda Motor Corp.	5,949,217
54,746	Renault SA	4,000,122

		18,726,117

Banks (11.7%):
395,602	Australia & New Zealand Banking Group, Ltd.	10,288,191
164,299	BNP Paribas SA	9,653,769
345,012	Danske Bank A/S	9,287,600
1,610,967	HSBC Holdings plc	15,222,541
1,040,659	Intesa Sanpaolo SpA	3,010,104
2,216,900	Mitsubishi UFJ Financial Group, Inc.	12,153,174
220,972	Sumitomo Mitsui Financial Group, Inc.	7,985,605

		67,600,984

Beverages (1.8%):
165,190	SABMiller plc	8,547,910
50,200	Suntory Beverage & Food, Ltd.	1,733,585

		10,281,495

Building Products (1.9%):
88,398	Compagnie de Saint-Gobain SA	3,721,051
119,900	Daikin Industries, Ltd.^	7,734,519

		11,455,570

Capital Markets (1.5%):
502,814	UBS Group AG*	8,645,831

Chemicals (2.2%):
75,144	Air Liquide SA	9,270,813
27,886	Solvay SA	3,766,717

		13,037,530

Diversified Financial Services (2.3%):
511,162	ING Groep NV*	6,617,542
568,600	ORIX Corp.	7,109,194

		13,726,736

Diversified Telecommunication Services (2.1%):
1,942,560	Koninklijke (Royal) KPN NV	6,123,741
111,500	Nippon Telegraph & Telephone Corp.	5,738,527

		11,862,268

Shares		Fair Value

Common Stocks, continued
Electric Utilities (0.7%):
231,676	E.ON AG	$3,977,862

Electrical Equipment (0.9%):
70,962	Schneider Electric SA	5,155,619

Electronic Equipment, Instruments & Components (2.4%):
947,000	Hitachi, Ltd.	6,930,601
16,000	Keyence Corp.	7,088,190

		14,018,791

Food & Staples Retailing (1.4%):
168,800	Seven & I Holdings Co., Ltd.	6,089,754
2,447,500	Sun Art Retail Group, Ltd.^	2,427,325

		8,517,079

Food Products (3.4%):
240,665	Nestle SA, Registered Shares	17,646,440
111,000	Nippon Meat Packers, Inc.	2,428,326

		20,074,766

Gas Utilities (1.0%):
966,000	Enn Energy Holdings, Ltd.	5,463,429

Health Care Equipment & Supplies (1.6%):
497,521	Smith & Nephew plc	9,133,065

Hotels, Restaurants & Leisure (2.2%):
182,316	InterContinental Hotels Group plc	7,304,893
1,054,800	Sands China, Ltd.	5,130,900

		12,435,793

Household Durables (1.4%):
270,616	Electrolux AB, Series B	7,945,467

Insurance (5.1%):
206,915	Assicurazioni Generali SpA	4,227,901
311,217	AXA SA	7,187,182
557,105	Prudential plc	12,818,610
67,574	Swiss Re AG	5,655,847

		29,889,540

Machinery (0.9%):
398,600	DMG Mori Seiki Co., Ltd.	4,953,670

Media (2.7%):
222,800	Dentsu, Inc.	9,377,765
91,151	Publicis Groupe	6,527,750

		15,905,515

Metals & Mining (3.2%):
248,290	First Quantum Minerals, Ltd.	3,529,288
906,410	Norsk Hydro ASA	5,101,500
210,338	Rio Tinto plc	9,689,617

		18,320,405

Multi-Utilities (2.0%):
302,281	GDF Suez	7,059,027
239,995	Suez Environnement Co.	4,159,884

		11,218,911

Continued

4

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (5.6%):
589,903	BG Group plc	$7,851,075
640,408	Oil Search, Ltd.	4,136,553
522,640	Royal Dutch Shell plc, A Shares^	17,478,803
207,608	Statoil ASA	3,640,704

		33,107,135

Paper & Forest Products (1.0%):
418,943	Stora Enso OYJ, R Shares^	3,728,614
137,773	UPM-Kymmene OYJ	2,262,058

		5,990,672

Pharmaceuticals (10.8%):
149,051	AstraZeneca plc	10,483,799
88,409	Bayer AG	12,084,910
194,004	Novartis AG, Registered Shares	17,847,445
66,028	Roche Holding AG	17,901,661
74,488	Shire plc	5,269,620

		63,587,435

Real Estate Management & Development (3.8%):
2,438,000	China Overseas Land & Investment, Ltd.	7,195,819
406,000	Daiwa House Industry Co., Ltd.	7,689,187
282,000	Mitsui Fudosan Co., Ltd.	7,585,803

		22,470,809

Semiconductors & Semiconductor Equipment (3.3%):
301,304	ARM Holdings plc	4,638,989
79,965	ASML Holding NV	8,566,169
4,804	Samsung Electronics Co., Ltd.	5,775,446

		18,980,604

Software (1.6%):
133,676	SAP AG	9,450,507

Specialty Retail (1.0%):
1,062,644	Kingfisher plc	5,599,032

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.6%):
102,369	Compagnie Financiere Richemont SA, Registered Shares	$9,070,310

Tobacco (2.5%):
199,458	British American Tobacco plc	10,835,991
118,000	Japan Tobacco, Inc.	3,240,595

		14,076,586

Trading Companies & Distributors (1.8%):
179,540	Wolseley plc	10,219,665

Wireless Telecommunication Services (2.3%):
3,845,364	Vodafone Group plc	13,174,372

Total Common Stocks (Cost $527,490,954)		565,375,409

Preferred Stock (1.5%):
Household Products (1.5%):
78,005	Henkel AG & Co. KGaA, Preferred Shares^	8,437,156

Total Preferred Stock (Cost $5,646,367)		8,437,156

Securities Held as Collateral for Securities on Loan (4.7%):
$27,438,799	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	27,438,799

Total Securities Held as Collateral for Securities on Loan (Cost $27,438,799)		27,438,799

Unaffiliated Investment Company (1.2%):
7,026,454	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	7,026,454

Total Unaffiliated Investment Company (Cost $7,026,454)		7,026,454

Total Investment Securities (Cost $567,602,574)(c) — 104.7%		608,277,818
Net other assets (liabilities) — (4.7)%		(27,544,445)

Net Assets — 100.0%		$580,733,373

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $26,106,901.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	2.4%
Belgium	0.6%
Canada	0.6%
China	1.3%
Denmark	1.5%
Finland	1.0%
France	11.0%
Germany	8.0%
Hong Kong	2.0%
Italy	1.2%
Japan	19.4%
Jersey	1.7%
Netherlands	4.6%
Norway	1.4%
Republic of Korea (South)	0.9%
Sweden	1.3%
Switzerland	12.6%
United Kingdom	22.8%
United States	5.7%

100.0%

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (LocalCurrency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Goldman Sachs	3/11/15	5,323,313	$4,392,015	$4,322,677	$69,338
British Pound	State Street	3/11/15	5,869,282	9,147,136	9,141,473	5,663
Canadian Dollar	State Street	3/11/15	3,755,576	3,275,457	3,228,622	46,835
European Euro	State Street	3/11/15	6,702,685	8,217,894	8,114,500	103,394
European Euro	UBS Warburg	3/11/15	970,951	1,210,179	1,175,467	34,712
Hong Kong Dollar	BNP Paribas	3/11/15	43,931,617	5,666,760	5,665,745	1,015
Japanese Yen	BNP Paribas	3/11/15	335,276,466	2,830,828	2,801,346	29,482
Japanese Yen	State Street	3/11/15	213,957,815	1,799,533	1,787,689	11,844
Norwegian Krone	BNP Paribas	3/11/15	30,475,011	4,234,093	4,083,796	150,297
Swedish Krona	Australia and New Zealand Banking Group	3/11/15	9,975,074	1,310,668	1,280,807	29,861
Swiss Franc	State Street	3/11/15	21,211,404	21,640,536	21,370,402	270,134

				$63,725,099	$62,972,524	$752,575

Long Contracts:
Australian Dollar	Barclays Bank	3/11/15	41,551,247	$34,283,103	$33,740,760	$(542,343)
Danish Krone	Barclays Bank	3/11/15	13,268,166	2,187,322	2,157,713	(29,609)
European Euro	BNP Paribas	3/11/15	4,394,323	5,411,107	5,319,918	(91,189)
Japanese Yen	Barclays Bank	3/11/15	391,094,395	3,233,067	3,267,724	34,657
Japanese Yen	Credit Suisse First Boston	3/11/15	348,013,469	2,879,481	2,907,768	28,287
Singapore Dollar	Goldman Sachs	3/11/15	12,439,280	9,400,552	9,383,533	(17,019)
Swedish Krona	Barclays Bank	3/11/15	89,661,057	11,814,047	11,512,542	(301,505)

				$69,208,679	$68,289,958	$(918,721)

Continued

6

AZL JPMorgan International Opportunities Fund

Schedule of Portfolio Investments

December 31, 2014

At December 31, 2014, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar/European Euro	Toronto Dominion Bank	30,631,494 HKD	3,234,654 EUR	$3,945,781	$3,980,261	$34,480

				$3,945,781	$3,980,261	$34,480

See accompanying notes to the financial statements.

7

AZL JPMorgan International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$567,602,574

Investment securities, at value*	$608,277,818
Interest and dividends receivable	445,837
Unrealized appreciation on forward currency contracts	849,999
Reclaims receivable	566,524
Prepaid expenses	5,074

Total Assets	610,145,252

Liabilities:
Foreign currency, at value (cost $44,710)	44,456
Unrealized depreciation on forward currency contracts	981,665
Payable for capital shares redeemed	275,866
Payable for collateral received on loaned securities	27,438,799
Manager fees payable	427,484
Administration fees payable	23,646
Distribution fees payable	125,730
Custodian fees payable	52,110
Administrative and compliance services fees payable	2,136
Trustee fees payable	43
Other accrued liabilities	39,944

Total Liabilities	29,411,879

Net Assets	$580,733,373

Net Assets Consist of:
Capital	$520,524,415
Accumulated net investment income/(loss)	12,259,056
Accumulated net realized gains/(losses) from investment transactions	7,465,786
Net unrealized appreciation/(depreciation) on investments	40,484,116

Net Assets	$580,733,373

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,975,166
Net Asset Value (offering and redemption price per share)	$17.09

*	Includes securities on loan of $26,106,901.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$25,203,836
Income from securities lending	525,853
Foreign withholding tax	(2,239,352)

Total Investment Income	23,490,337

Expenses:
Manager fees	6,020,060
Administration fees	196,514
Distribution fees	1,584,223
Custodian fees	226,442
Administrative and compliance services fees	10,451
Trustee fees	40,756
Professional fees	45,223
Shareholder reports	32,122
Other expenses	22,275

Total expenses before reductions	8,178,066
Less expenses voluntarily waived/reimbursed by the Manager	(633,684)
Less expenses paid indirectly	(2,283)

Net expenses	7,542,099

Net Investment Income/(Loss)	15,948,238

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	33,882,169
Net realized gains/(losses) on futures contracts	(726,607)
Net realized gains/(losses) on forward currency contracts	(144,857)
Change in net unrealized appreciation/depreciation on investments	(95,854,784)

Net Realized/Unrealized Gains/(Losses) on Investments	(62,844,079)

Change in Net Assets Resulting From Operations	$(46,895,841)

See accompanying notes to the financial statements.

8

Statements of Changes in Net Assets

	AZL JPMorgan International Opportunities Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$15,948,238	$9,219,841
Net realized gains/(losses) on investment transactions	33,010,705	6,067,184
Change in unrealized appreciation/depreciation on investments	(95,854,784)	101,600,441

Change in net assets resulting from operations	(46,895,841)	116,887,466

Dividends to Shareholders:
From net investment income	(8,522,582)	(13,943,101)

Change in net assets resulting from dividends to shareholders	(8,522,582)	(13,943,101)

Capital Transactions:
Proceeds from shares issued	17,848,646	42,931,802
Proceeds from dividends reinvested	8,522,582	13,943,101
Value of shares redeemed	(61,791,725)	(67,038,138)

Change in net assets resulting from capital transactions	(35,420,497)	(10,163,235)

Change in net assets	(90,838,920)	92,781,130
Net Assets:
Beginning of period	671,572,293	578,791,163

End of period	$580,733,373	$671,572,293

Accumulated net investment income/(loss)	$12,259,056	$5,161,624

Share Transactions:
Shares issued	1,002,877	2,524,365
Dividends reinvested	469,563	798,574
Shares redeemed	(3,389,112)	(3,943,254)

Change in shares	(1,916,672)	(620,315)

See accompanying notes to the financial statements.

9

AZL JPMorgan International Opportunities Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$18.71	$15.85	$13.42	$15.62		$14.90

Investment Activities:
Net Investment Income/(Loss)	0.48	0.27	0.26	0.21		0.27
Net Realized and Unrealized Gains/(Losses) on Investments	(1.85)	2.98	2.44	(2.31)		0.61

Total from Investment Activities	(1.37)	3.25	2.70	(2.10)		0.88

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.39)	(0.27)	(0.10)		(0.07)
Net Realized Gains	—	—	—	—		(0.09)

Total Dividends	(0.25)	(0.39)	(0.27)	(0.10)		(0.16)

Net Asset Value, End of Period	$17.09	$18.71	$15.85	$13.42		$15.62

Total Return(a)	(7.39)%	20.69%	20.26%	(13.41)%		5.95%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$580,733	$671,572	$578,791	$398,683		$331,815
Net Investment Income/(Loss)	2.52%	1.49%	2.08%	1.88%		1.68%
Expenses Before Reductions(b)	1.29%	1.29%	1.30%	1.32%		1.33%
Expenses Net of Reductions	1.19%	1.19%	1.20%	1.21%		1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.19%	1.19%	1.20%	1.21%		1.18%
Portfolio Turnover Rate	50%	42%	37%	128	%(d)	35%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

See accompanying notes to the financial statements.

10

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan International Opportunities Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

11

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $20 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $52,045 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $136.9 million as of December 31, 2014. The monthly average amount for these contracts was $193.7 million for the year ended December 31, 2014.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $3.4 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

12

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Exchange Rate Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$849,999	Unrealized depreciation on forward currency contracts	$981,665

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure	Net realized gains/(losses) on futures contracts / Change in unrealized appreciation/depreciation on investments	($726,607)	$—

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts / Change in unrealized appreciation/depreciation on investments	(144,857)	928,294

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan International Opportunities Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services

13

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $7,931 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

14

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Capital Markets	$8,645,831	$—	$8,645,831
Metals & Mining	3,529,288	14,791,117	18,320,405
All Other Common Stocks+	—	538,409,173	538,409,173
Preferred Stock	—	8,437,156	8,437,156
Securities Held as Collateral for Securities on Loan	—	27,438,799	27,438,799
Unaffiliated Investment Company	7,026,454	—	7,026,454

Total Investment Securities	19,201,573	589,076,245	608,277,818

Other Financial Instruments:*
Forward Currency Contracts	—	(131,666)	(131,666)

Total Investments	$19,201,573	$588,944,579	$608,146,152

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan International Opportunities Fund	$310,243,996	$336,441,453

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $570,210,394. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$71,558,842
Unrealized depreciation	(33,491,418)

Net unrealized appreciation/(depreciation)	$38,067,424

15

AZL JPMorgan International Opportunities Fund

Notes to the Financial Statements

December 31, 2014

During the year ended December 31, 2014, the Fund utilized $24,525,058 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$8,522,582	$—	$8,522,582

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan International Opportunities Fund	$13,943,101	$—	$13,943,101

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan International Opportunities Fund	$13,524,171	$8,717,756	$—	$37,967,031	$60,208,958

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan International Opportunities Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

17

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® JPMorgan U.S. Equity Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® JPMorgan U.S. Equity Fund returned 14.18%. That compared to a 13.69% total return for its benchmark, the S&P 500 Index1.

Volatile markets ended in positive territory in 2014, with the S&P 500 hitting 56 new highs over the period and finishing the year close to its record. Overall, large-cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market did have three major pullbacks, but equities rebounded each time on the strength of economic and market fundamentals. The year began with concerns about the Federal Reserve’s (the Fed) ability to fight off inflation, though most of the Fed’s actions over the period were in line with expectations.

In March, the Fed chair implied that rate hikes may occur in the second quarter of 2015, which prompted many investors to move out of equities with high growth expectations and into stocks with more attractive valuations and higher dividend yields. As crude oil prices began to fall in the late summer, so too did energy stocks. The price of oil per barrel finished the year down 50% from its mid-June high. The year’s biggest equity sell-off began in September as the possibility of another recession in Europe rose to the forefront. Markets then surged in November on the strength of U.S. economic data as vehicle sales outpaced the prior year, and nonfarm payrolls exceeded economic forecasts.

The Fund outperformed its benchmark. Over the year, the semiconductor, software and services, and health services and systems sectors contributed to relative performance. An overweight position in a semiconductor company, which benefited from an acquisition and the continued strength of non-mobile businesses, contributed to the Fund’s performance. Shares of a media company also rallied on the news of a takeover bid from a rival corporation. Additionally an overweight position in an airline boosted relative returns.*

Meanwhile, an overweight position with an automaker dragged on relative performance, as the company’s stock suffered after numerous recalls. An overweight position in another semiconductor company detracted from relative performance as declining sale prices of chips and phones burdened the stock’s share price over the period. Moreover, in the industrial cyclical space, holdings in an engineering construction company weighed on returns as investors worried that the declining price of oil would delay some of the company’s larger projects.

The Fund used derivatives to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. These holdings had a minimal impact on the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZL® JPMorgan U.S. Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, primarily in large- and medium-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® JPMorgan U.S. Equity Fund	14.18%	22.34%	15.13%	7.60%
S&P 500 Index	13.69%	20.41%	15.45%	7.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® JPMorgan U.S. Equity Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL JPMorgan U.S. Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,067.60	$5.26	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	21.1%
Financials	17.4
Consumer Discretionary	15.6
Health Care	15.2
Industrials	10.2
Energy	7.6
Consumer Staples	5.6
Materials	3.5
Utilities	1.5
Telecommunication Services	1.0

Total Common Stocks	98.7
Securities Held as Collateral for Securities on Loan	11.1
Money Market	0.3

Total Investment Securities	110.1
Net other assets (liabilities)	(10.1)

Net Assets	100.0%

3

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (98.7%):
Aerospace & Defense (3.5%):
120,070	Honeywell International, Inc.	$11,997,395
4,807	L-3 Communications Holdings, Inc.	606,691
46,019	United Technologies Corp.	5,292,185

		17,896,271

Airlines (1.6%):
52,518	Delta Air Lines, Inc.	2,583,360
80,407	United Continental Holdings, Inc.*	5,378,425

		7,961,785

Auto Components (0.4%):
44,434	Johnson Controls, Inc.	2,147,940

Automobiles (2.1%):
305,999	General Motors Co.	10,682,425

Banks (6.8%):
494,925	Bank of America Corp.	8,854,208
5,401	BB&T Corp.^	210,045
155,594	Citigroup, Inc.	8,419,191
9,128	SVB Financial Group*	1,059,487
290,552	Wells Fargo & Co.^	15,928,060

		34,470,991

Beverages (1.4%):
101,886	Coca-Cola Co. (The)	4,301,626
28,303	Constellation Brands, Inc., Class A*	2,778,506

		7,080,132

Biotechnology (3.5%):
5,653	Alexion Pharmaceuticals, Inc.*	1,045,975
19,967	Biogen Idec, Inc.*	6,777,798
39,519	Celgene Corp.*	4,420,595
30,085	Gilead Sciences, Inc.*	2,835,812
25,145	Vertex Pharmaceuticals, Inc.*	2,987,226

		18,067,406

Building Products (0.9%):
63,789	Fortune Brands Home & Security, Inc.^	2,887,728
75,780	Masco Corp.^	1,909,656

		4,797,384

Capital Markets (5.4%):
6,103	Affiliated Managers Group, Inc.*	1,295,301
18,796	Ameriprise Financial, Inc.	2,485,771
14,835	BlackRock, Inc., Class A	5,304,403
85,682	Charles Schwab Corp. (The)	2,586,740
17,554	Goldman Sachs Group, Inc. (The)	3,402,492
92,943	Invesco, Ltd.	3,673,107
200,189	Morgan Stanley^	7,767,332
31,975	TD Ameritrade Holding Corp.^	1,144,066

		27,659,212

Chemicals (1.9%):
20,453	Axiall Corp.^	868,639
44,290	Dow Chemical Co. (The)	2,020,067

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
30,841	E.I. du Pont de Nemours & Co.	$2,280,384
103,956	Mosaic Co. (The)	4,745,591

		9,914,681

Communications Equipment (0.9%):
62,907	QUALCOMM, Inc.	4,675,877

Construction & Engineering (0.9%):
74,696	Fluor Corp.^	4,528,818

Construction Materials (0.1%):
2,323	Martin Marietta Materials, Inc.^	256,273

Consumer Finance (0.1%):
29,239	Santander Consumer USA Holdings, Inc.^	573,377

Containers & Packaging (0.2%):
26,304	Sealed Air Corp.^	1,116,079

Diversified Financial Services (0.2%):
5,221	IntercontinentalExchange Group, Inc.	1,144,913

Diversified Telecommunication Services (1.0%):
112,092	Verizon Communications, Inc.	5,243,664

Electric Utilities (0.7%):
8,570	Edison International	561,164
52,842	Exelon Corp.^	1,959,381
22,523	PPL Corp.	818,261

		3,338,806

Electrical Equipment (0.6%):
20,003	Eaton Corp. plc^	1,359,404
25,962	Emerson Electric Co.^	1,602,634

		2,962,038

Energy Equipment & Services (2.9%):
42,310	Baker Hughes, Inc.	2,372,322
23,856	Halliburton Co.	938,256
141,382	Schlumberger, Ltd.	12,075,437

		15,386,015

Food & Staples Retailing (1.0%):
6,103	Costco Wholesale Corp.	865,100
43,192	CVS Caremark Corp.	4,159,822

		5,024,922

Food Products (0.8%):
28,033	General Mills, Inc.^	1,495,000
64,439	Mondelez International, Inc., Class A	2,340,747

		3,835,747

Health Care Equipment & Supplies (1.7%):
40,509	Abbott Laboratories	1,823,715
223,108	Boston Scientific Corp.*	2,956,181
7,868	Covidien plc	804,739
33,128	Stryker Corp.	3,124,964

		8,709,599

Health Care Providers & Services (3.8%):
7,814	CIGNA Corp.	804,139
31,075	Humana, Inc.^	4,463,302

Continued

4

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
19,805	McKesson, Inc.	$4,111,122
98,105	UnitedHealth Group, Inc.^	9,917,434

		19,295,997

Hotels, Restaurants & Leisure (1.7%):
18,490	Carnival Corp.	838,152
10,658	Dunkin’ Brands Group, Inc.^	454,564
36,237	Royal Caribbean Cruises, Ltd.^	2,987,016
27,186	Starbucks Corp.	2,230,611
23,315	Yum! Brands, Inc.	1,698,498

		8,208,841

Household Durables (1.9%):
67,714	D.R. Horton, Inc.	1,712,487
48,053	Harman International Industries, Inc.^	5,127,736
54,661	PulteGroup, Inc.^	1,173,025
51,852	Toll Brothers, Inc.*^	1,776,968

		9,790,216

Household Products (1.7%):
21,767	Colgate-Palmolive Co.	1,506,059
80,587	Procter & Gamble Co. (The)	7,340,670

		8,846,729

Independent Power and Renewable Electricity Producers (0.5%):
22,487	NextEra Energy, Inc.	2,390,143

Industrial Conglomerates (0.2%):
13,323	Danaher Corp.	1,141,914

Insurance (4.5%):
99,293	ACE, Ltd.	11,406,780
36,386	American International Group, Inc.	2,037,980
114,273	Marsh & McLennan Cos., Inc.^	6,540,986
51,384	MetLife, Inc.	2,779,361
9,362	Willis Group Holdings plc^	419,511

		23,184,618

Internet & Catalog Retail (0.7%):
3,169	Priceline.com, Inc.*	3,613,325

Internet Software & Services (3.9%):
87,464	Facebook, Inc., Class A*	6,823,941
11,218	Google, Inc., Class C*	5,905,155
13,217	Google, Inc., Class A*	7,013,734

		19,742,830

IT Services (3.7%):
82,675	Accenture plc, Class A^	7,383,704
6,986	Alliance Data Systems Corp.*	1,998,345
33,218	Cognizant Technology Solutions Corp., Class A*^	1,749,260
40,960	Fidelity National Information Services, Inc.	2,547,712
22,631	Visa, Inc., Class A	5,933,848

		19,612,869

Machinery (1.6%):
22,001	Ingersoll-Rand plc	1,394,643
84,638	PACCAR, Inc.^	5,756,230

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,500	Pall Corp.^	$151,815
7,067	SPX Corp.	607,197

		7,909,885

Media (5.2%):
41,410	CBS Corp., Class B	2,291,629
18,058	Charter Communications, Inc., Class A*	3,008,824
49,007	Comcast Corp., Class A	2,842,896
31,201	DISH Network Corp., Class A*	2,274,241
111,709	Time Warner Cable, Inc.	9,542,183
19,625	Twenty-First Century Fox, Inc., Class B	723,966
158,540	Twenty-First Century Fox, Inc.^	6,088,729

		26,772,468

Metals & Mining (1.3%):
280,487	Alcoa, Inc.	4,428,890
79,200	United States Steel Corp.^	2,117,808

		6,546,698

Multiline Retail (0.2%):
12,333	Dollar Tree, Inc.*	867,997

Multi-Utilities (0.3%):
19,282	CenterPoint Energy, Inc.	451,777
15,646	Dominion Resources, Inc.^	1,203,178

		1,654,955

Oil, Gas & Consumable Fuels (4.7%):
15,196	Anadarko Petroleum Corp.	1,253,670
64,298	California Resources Corp.*^	354,282
11,829	Chevron Corp.	1,326,977
2,581	Concho Resources, Inc.*	257,455
11,642	EQT Corp.	881,299
31,669	Exxon Mobil Corp.	2,927,799
15,952	Marathon Oil Corp.	451,282
10,929	Marathon Petroleum Corp.	986,452
167,210	Occidental Petroleum Corp.	13,478,798
22,307	Phillips 66	1,599,412
1,100	Pioneer Natural Resources Co.	163,735
14,475	Southwestern Energy Co.*	395,023

		24,076,184

Pharmaceuticals (6.2%):
6,247	Actavis, Inc. plc*	1,608,040
3,709	Allergan, Inc.	788,496
77,418	Bristol-Myers Squibb Co.	4,569,985
164,846	Johnson & Johnson Co.	17,237,945
114,471	Merck & Co., Inc.	6,500,808
5,293	Perrigo Co. plc	884,778

		31,590,052

Real Estate Investment Trusts (REITs) (0.4%):
3,925	Boston Properties, Inc.	505,108
23,982	ProLogis, Inc.	1,031,946
4,555	Vornado Realty Trust	536,169

		2,073,223

Continued

5

AZL JPMorgan U.S. Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Road & Rail (0.9%):
80,767	CSX Corp.	$2,926,189
14,655	Union Pacific Corp.	1,745,850

		4,672,039

Semiconductors & Semiconductor Equipment (4.5%):
6,662	Applied Materials, Inc.^	166,017
89,481	Avago Technologies, Ltd.	9,000,894
46,793	Broadcom Corp., Class A	2,027,541
17,068	Freescale Semiconductor Holdings I, Ltd.*^	430,626
82,272	KLA-Tencor Corp.^	5,785,367
67,829	Lam Research Corp.^	5,381,553

		22,791,998

Software (4.4%):
61,070	Adobe Systems, Inc.*	4,439,789
12,045	Citrix Systems, Inc.*	768,471
231,660	Microsoft Corp.	10,760,607
147,832	Oracle Corp.	6,648,005

		22,616,872

Specialty Retail (2.7%):
16,168	Home Depot, Inc. (The)	1,697,155
116,613	Lowe’s Cos., Inc.	8,022,974
59,774	TJX Cos., Inc. (The)	4,099,301

		13,819,430

Technology Hardware, Storage & Peripherals (3.7%):
162,830	Apple, Inc.	17,973,176
26,718	Hewlett-Packard Co.	1,072,193

		19,045,369

Textiles, Apparel & Luxury Goods (0.7%):
26,160	Lululemon Athletica, Inc.*^	1,459,466
8,624	PVH Corp.	1,105,338
5,815	Ralph Lauren Corp.^	1,076,705

		3,641,509

Tobacco (0.7%):
42,688	Philip Morris International, Inc.	3,476,938

Total Common Stocks (Cost $393,734,002)		504,857,454

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (11.1%):
$56,533,568	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$56,533,568

Total Securities Held as Collateral for Securities on Loan (Cost $56,533,568)		56,533,568

Unaffiliated Investment Company (0.3%):
1,429,661	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,429,661

Total Unaffiliated Investment Company (Cost $1,429,661)		1,429,661

Total Investment Securities (Cost $451,697,231)(c) — 110.1%		562,820,683
Net other assets (liabilities) — (10.1)%		(51,500,011)

Net Assets — 100.0%		$511,320,672

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $54,715,781.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.
(b)	The rate represents the effective yield at December 31, 2014.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $110,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/20/15	21	$2,155,020	$(35,272)

See accompanying notes to the financial statements.

6

AZL JPMorgan U.S. Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$451,697,231

Investment securities, at value*	$562,820,683
Cash	36,290
Segregated cash for collateral	110,000
Interest and dividends receivable	628,982
Receivable for investments sold	5,454,894
Prepaid expenses	4,338

Total Assets	569,055,187

Liabilities:
Payable for investments purchased	256,676
Payable for capital shares redeemed	458,010
Payable for collateral received on loaned securities	56,533,568
Payable for variation margin on futures contracts	25,515
Manager fees payable	309,250
Administration fees payable	11,698
Distribution fees payable	108,929
Custodian fees payable	9,456
Administrative and compliance services fees payable	1,327
Trustee fees payable	27
Other accrued liabilities	20,059

Total Liabilities	57,734,515

Net Assets	$511,320,672

Net Assets Consist of:
Capital	$415,976,834
Accumulated net investment income/(loss)	5,024,825
Accumulated net realized gains/(losses) from investment transactions	(20,769,167)
Net unrealized appreciation/(depreciation) on investments	111,088,180

Net Assets	$511,320,672

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,029,717
Net Asset Value (offering and redemption price per share)	$16.48

*	Includes securities on loan of $54,715,781.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$10,204,380
Income from securities lending	27,092
Foreign withholding tax	(2,142)

Total Investment Income	10,229,330

Expenses:
Manager fees	4,029,373
Administration fees	134,536
Distribution fees	1,259,177
Custodian fees	42,367
Administrative and compliance services fees	6,303
Trustee fees	24,386
Professional fees	26,441
Shareholder reports	21,489
Other expenses	12,162

Total expenses before reductions	5,556,234
Less expenses voluntarily waived/reimbursed by the Manager	(453,669)
Less expenses paid indirectly	(20,559)

Net expenses	5,082,006

Net Investment Income/(Loss)	5,147,324

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	82,409,034
Net realized gains/(losses) on futures contracts	229,549
Change in net unrealized appreciation/depreciation on investments	(20,760,338)

Net Realized/Unrealized Gains/(Losses) on Investments	61,878,245

Change in Net Assets Resulting From Operations	$67,025,569

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL JPMorgan U.S. Equity Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$5,147,324	$3,759,460
Net realized gains/(losses) on investment transactions	82,638,583	65,723,424
Change in unrealized appreciation/depreciation on investments	(20,760,338)	71,200,773

Change in net assets resulting from operations	67,025,569	140,683,657

Dividends to Shareholders:
From net investment income	(3,723,395)	(4,265,547)

Change in net assets resulting from dividends to shareholders	(3,723,395)	(4,265,547)

Capital Transactions:
Proceeds from shares issued	17,310,639	37,012,375
Proceeds from dividends reinvested	3,723,395	4,265,547
Value of shares redeemed	(80,825,498)	(63,611,318)

Change in net assets resulting from capital transactions	(59,791,464)	(22,333,396)

Change in net assets	3,510,710	114,084,714
Net Assets:
Beginning of period	507,809,962	393,725,248

End of period	$511,320,672	$507,809,962

Accumulated net investment income/(loss)	$5,024,825	$3,756,523

Share Transactions:
Shares issued	1,131,047	2,983,087
Dividends reinvested	236,256	327,615
Shares redeemed	(5,270,647)	(5,089,833)

Change in shares	(3,903,344)	(1,779,131)

See accompanying notes to the financial statements.

8

AZL JPMorgan U.S. Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$14.54	$10.72		$9.22	$9.50	$8.46

Investment Activities:
Net Investment Income/(Loss)	0.18	0.11		0.11	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.88	3.83		1.47	(0.30)	1.02

Total from Investment Activities	2.06	3.94		1.58	(0.21)	1.09

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.12)		(0.08)	(0.07)	(0.05)

Total Dividends	(0.12)	(0.12)		(0.08)	(0.07)	(0.05)

Net Asset Value, End of Period	$16.48	$14.54		$10.72	$9.22	$9.50

Total Return(a)	14.18%	36.90	%(d)	17.13%	(2.20)%	12.97%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$511,321	$507,810		$393,725	$312,277	$325,037
Net Investment Income/(Loss)	1.02%	0.83%		1.16%	0.90%	0.79%
Expenses Before Reductions(b)	1.10%	1.11%		1.12%	1.13%	1.13%
Expenses Net of Reductions	1.01%	1.01%		1.03%	1.08%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%	1.02%		1.04%	1.08%	1.08%
Portfolio Turnover Rate	77%	81%		71%	81%	86%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%.

See accompanying notes to the financial statements.

9

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL JPMorgan U.S. Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13.5 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,692 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.2 million as of December 31, 2014. The monthly average notional amount for these contracts was $0.8 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$35,272

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within theStatement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on futures Contracts/Change in unrealized appreciation Depreciation on investments	$229,549	$(35,272)

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AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2014

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets and 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $6,265 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2014

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$504,857,454	$—	$504,857,454
Securities Held as Collateral for Securities on Loan	—	56,533,568	56,533,568
Unaffiliated Investment Company	1,429,661	—	1,429,661

Total Investment Securities	506,287,115	56,533,568	562,820,683

Other Financial Instruments:*
Futures Contracts	(35,272)	—	(35,272)

Total Investments	$506,251,843	$56,533,568	$562,785,411

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$387,909,013	$447,993,264

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

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AZL JPMorgan U.S. Equity Fund

Notes to the Financial Statements

December 31, 2014

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $455,424,392. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$116,002,427
Unrealized depreciation	(8,606,136)

Net unrealized appreciation/(depreciation)	$107,396,291

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2016	Expires 12/31/2017	Total
AZL JPMorgan U.S. Equity Fund	$3,091,596	$13,967,218	$17,058,814

During the year ended December 31, 2014, the Fund utilized $82,147,971 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$3,723,395	$—	$3,723,395

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL JPMorgan U.S. Equity Fund	$4,265,547	$—	$4,265,547

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL JPMorgan U.S. Equity Fund	$5,006,361	$—	$(17,058,814)	$107,396,291	$95,343,838

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

The AZL® MetWest Total Return Bond Fund commenced operations on November 17, 2014, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/17/14	Ending Account Value 12/31/14	Expenses Paid During Period 11/17/14 - 12/31/14**	Annualized Expense Ratio During Period 11/17/14 - 12/31/14
AZL MetWest Total Return Bond Fund	$1,000.00	$1,007.00	$1.06	0.86%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.87	$4.38	0.86%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of the days in the most recent fiscal half-year divided by the number of the days in fiscal year (to reflect one half-year period). Information shown reflects values using the expense ratios for the 45 days of operations during the period, and has been annualized to reflect values for the period November 17, 2014 to December 31, 2014.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligation	41.5%
U.S. Government Agency Mortgages	33.6
Collateralized Mortgage Obligations	19.3
Corporate Bonds	14.7
Asset Backed Securities	6.6
Yankee Dollars	1.6
Municipal Bond	0.3
Preferred Stock	0.2
Paper	1.0
Money Market	0.2

Total Investment Securities	119.0
Net other assets (liabilities)	(19.0)

Net Assets	100.0%

2

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Asset Backed Securities (6.6%):
$955,000	Flagship CLO, Class A1, Series 2013-7A, 1.70%, 1/20/26(a)(b)	$947,615
2,114,454	Goal Capital Funding Trust, Class A3, Series 2005-2, 0.40%, 5/28/30(a)	2,084,304
1,000,000	Limerock CLO, Class A1, Series 2014-3A, 1.76%, 10/20/26(a)(b)	994,055
1,000,000	Magnetite CLO, Ltd., Class A1, Series 2014-9A, 1.70%, 7/25/26(a)(b)	992,464
1,000,000	Magnetite CLO, Ltd., Class A1, Series 2014-11A, 1.68%, 1/18/27(a)(b)(c)	994,303
952,003	Navient Student Loan Trust, Class A, Series 2014-2, 0.80%, 3/25/43(a)	943,465
913,067	Navient Student Loan Trust, Class A, Series 2014-3, 0.78%, 3/25/43(a)	903,962
619,092	Navient Student Loan Trust, Class A, Series 2014-4, 0.78%, 3/25/43(a)	612,730
2,080,000	Navient Student Loan Trust, Class A3, Series 2014-8, 0.75%, 5/27/31(a)	2,079,967
1,872,000	SLC Student Loan Trust, Class A4A, Series 2008-1, 1.84%, 12/15/32(a)	1,948,754
1,101,376	SLM Student Loan Trust, Class B, Series 2003-7, 0.81%, 9/15/39(a)	1,023,602
1,928,730	SLM Student Loan Trust, Class A5, Series 2003-11, 0.29%, 12/15/22(a)(b)	1,919,459
2,082,950	SLM Student Loan Trust, Class A5B, Series 2004-10, 0.63%, 4/25/23(a)(b)	2,083,881
1,512,467	SLM Student Loan Trust, Class A, Series 2008-9, 1.73%, 4/25/23(a)	1,553,389
2,009,236	SLM Student Loan Trust, Class A, Series 2012-2, 0.87%, 1/25/29(a)	2,016,505
1,242,384	SLM Student Loan Trust, Class A, Series 2012-3, 0.82%, 12/26/25(a)	1,244,526
2,027,015	SLM Student Loan Trust, Class A, Series 2013-4, 0.71%, 6/25/27(a)	2,032,158
2,100,000	SLM Student Loan Trust, Class A2, Series 2014-2, 0.52%, 10/25/21(a)	2,091,782
830,000	SLM Student Loan Trust, Class A5, Series 2006-5, 0.34%, 1/25/27(a)	817,920

Total Asset Backed Securities (Cost $27,283,079)		27,284,841

Collateralized Mortgage Obligations (19.3%):
1,150,000	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 0.63%, 7/25/35(a)	1,096,137
2,095,000	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 0.65%, 4/25/35(a)	2,075,429
1,782,428	Bank of America Mortgage Securities, Inc., Class 2A3, Serie 2005-F, 2.64%, 7/25/35(a)	1,713,350
989,573	BCAP LLC Trust, Class 5A3, Series 2011-RR10, 0.32%, 1/26/47(a)(b)	987,522
1,031,101	CD Commercial Mortgage Trust, Class A1A, Series 2007-CD4, 5.29%, 12/11/49(a)	1,085,692
2,321,517	Centex Home Equity, Class M1, Series 2005-D, 0.60%, 10/25/35(a)	2,315,962
201,641	Citigroup Commercial Mortgage Trust, Class A4, Series 2005-C3, 4.86%, 5/15/43	201,424
2,200,000	Citigroup Mortgage Loan Trust, Inc., Class A4, Series 2006-WFH3, 0.41%, 10/25/36(a)	2,118,358

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$2,295,434	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 2.67%, 4/25/37(a)	$2,075,660
1,167,411	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 5.68%, 2/25/37(a)	874,079
1,718,151	Credit Suisse Mortgage Capital Certificates, Class AAB, Series 2007-C1, 5.34%, 2/15/40	1,772,448
1,684,329	Federal Home Loan Mortgage Corporation, Class A, Series KF01, 0.52%, 4/25/19(a)	1,685,129
998,309	Federal Home Loan Mortgage Corporation, Class A, Series KF04, 0.47%, 6/25/21(a)	996,870
2,099,769	Federal Home Loan Mortgage Corporation, Class A, Series KF05, 0.51%, 9/25/21(a)	2,099,769
2,025,000	Federal Home Loan Mortgage Corporation, Class A2, Series K041, 3.17%, 10/25/24	2,100,986
1,590,769	Federal National Mortgage Association, Class FA, Series 2013-M14, 0.52%, 8/25/18(a)	1,592,707
1,974,112	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FFH3, 0.68%, 9/25/35(a)	1,964,188
2,195,000	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 0.66%, 9/25/35(a)	2,086,398
2,331,037	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 05-AA12, 2.25%, 2/25/36(a)	1,856,997
1,808,014	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 2.67%, 8/25/35(a)	1,668,141
2,345,298	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 2.25%, 3/25/36(a)	1,951,621
2,092,429	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 2.23%, 4/25/36(a)	1,747,297
1,988,899	GE Commercial Mortgage Corp. Trust, Class A3A, Series 2005-C4, 5.49%, 11/10/45(a)	1,990,858
1,383,692	GMAC Commercial Mortgage Securities, Inc., Class A5, Series 2005-C1, 4.70%, 5/10/43	1,390,772
2,242,745	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 2.96%, 4/19/36(a)	1,977,565
2,041,621	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 2.88%, 9/19/35(a)	1,958,471
1,058,851	GS Mortgage Securities Trust, Class A4A, Series 2005-GG4, 4.75%, 7/10/39	1,059,872
675,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2005-CB13, 5.42%, 1/12/43(a)	689,885
944,097	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2005-LDP5, 5.40%, 11/15/15(a)	959,905
2,175,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2006-LDP7, 6.06%, 4/15/45(a)	2,271,070
1,253,208	JPMorgan Chase Commercial Mortgage Securities Corp., Class A1, Series 2010-C1, 3.85%, 6/15/43(b)	1,259,451
2,111,817	LB-UBS Commercial Mortgage Trust, Class A2, Series 2006-C7, 5.30%, 11/15/38	2,140,206

Continued

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$724,847	LB-UBS Commercial Mortgage Trust, Class A5, Series 2005-C2, 5.15%, 4/15/30(a)	$725,950
1,315,904	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 0.29%, 7/25/37(a)	823,318
2,239,383	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 6.03%, 6/12/50(a)	2,385,437
2,016,682	Morgan Stanley Mortgage Loan Trust, Class 1A2, Series 2005-6AR, 0.44%, 11/25/35(a)	2,002,644
2,061,791	Morgan Stanley Remic Trust, Class 3A, Series 2014-R8, 0.87%, 6/26/47(a)(b)	1,974,369
2,068,014	MortgageIT Trust, Class 2A, Series 2005-2, 1.80%, 5/25/35(a)	2,034,946
2,130,000	Newcastle Mortgage Securities Trust, Class A4, Series 2006-1, 0.45%, 3/25/36(a)	2,072,654
1,837,480	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 2.96%, 7/25/35(a)	1,750,596
2,600,265	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 0.35%, 12/25/36(a)	1,990,204
1,216,030	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2005-C22, 5.27%, 12/15/44(a)	1,241,991
1,756,987	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 0.40%, 4/25/45(a)	1,633,612
2,011,598	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 0.46%, 7/25/45(a)	1,853,285
2,185,996	WaMu Mortgage Pass-Through Certificates, Class 4A1, Series 2007-HY1, 2.36%, 2/25/37(a)	1,915,181
2,069,285	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 2.40%, 3/25/35(a)	2,060,874
2,008,062	Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2006-AR2, 2.62%, 3/25/36(a)	1,999,748
2,067,715	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 2.51%, 9/25/36(a)	1,920,912

Total Collateralized Mortgage Obligations (Cost $80,536,595)		80,149,940

Corporate Bonds (14.7%):
Airlines (0.9%):
1,626,768	Continental Airlines 2009-2, Series A, 7.25%, 11/10/19	1,878,917
592,304	U.S. Airways 2001-1G PTT, Class G, Series 2001, 7.08%, 9/20/22	650,054
1,083,662	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	1,216,411

		3,745,382

Automobiles (0.1%):
400,000	General Motors Co., 5.20%, 4/1/45	422,000

Banks (1.7%):
2,500,000	Bank of America NA, 5.30%, 3/15/17	2,685,413
350,000	Bank of America NA, Series BKNT, 6.10%, 6/15/17	384,654
1,000,000	JPMorgan Chase & Co., 1.10%, 10/15/15	1,001,798
1,000,000	U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 @ 100(a)	1,008,976
550,000	Wells Fargo & Co., 3.30%, 9/9/24, MTN	553,441
1,400,000	Wells Fargo & Co., 4.10%, 6/3/26, MTN	1,430,880

		7,065,162

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets (1.6%):
$2,000,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	$2,305,099
750,000	Goldman Sachs Group, Inc., 1.60%, 11/23/15, MTN	753,928
1,500,000	Goldman Sachs Group, Inc., 5.95%, 1/18/18	1,666,452
1,750,000	Morgan Stanley, 0.97%, 1/5/18(a)	1,750,445

		6,475,924

Consumer Finance (0.7%):
1,250,000	Capital One Financial Corp., 1.00%, 11/6/15	1,248,810
1,660,000	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	1,857,792

		3,106,602

Diversified Financial Services (1.2%):
575,000	Berkshire Hathaway, Inc., 4.50%, 2/11/43	628,826
2,000,000	Citigroup, Inc., 0.93%, 11/24/17(a)	2,000,498
700,000	Citigroup, Inc., 5.50%, 9/13/25	774,554
1,000,000	General Electric Capital Corp., Series G, 6.88%, 1/10/39, MTN	1,414,507

		4,818,385

Diversified Telecommunication Services (0.4%):
1,500,000	Verizon Communications, Inc., 4.86%, 8/21/46(b)	1,540,841

Electric Utilities (2.3%):
780,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(b)	834,417
1,000,000	CenterPoint Energy Houston Electric LLC, 4.50%, 4/1/44, Callable 10/1/43 @ 100	1,116,134
800,000	Cleco Power LLC, 6.00%, 12/1/40	958,124
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	1,062,999
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(b)	1,093,067
750,000	El Paso Electric Co., 5.00%, 12/1/44, Callable 6/1/44 @ 100	780,288
400,000	IPALCO Enterprises, Inc., 7.25%, 4/1/16(b)	422,000
1,000,000	IPALCO Enterprises, Inc., 5.00%, 5/1/18, Callable 4/1/18 @ 100	1,055,000
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	893,927
1,500,000	Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22, Callable 3/1/22 @ 100	1,610,952

		9,826,908

Health Care Equipment & Supplies (0.2%):
625,000	Medtronic, Inc., 2.50%, 3/15/20(b)	626,639

Health Care Providers & Services (0.6%):
1,000,000	Catholic Health Initiatives, 4.35%, 11/1/42	992,812
800,000	CHS/Community Health Systems, Inc., 5.13%, 8/15/18, Callable 8/15/15 @ 102.6	828,000
750,000	HCA, Inc., 6.50%, 2/15/20	840,375

		2,661,187

Household Products (0.2%):
800,000	Reynolds Group Issuer LLC / Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 10/15/15 @ 104.31	820,000

Insurance (0.7%):
1,900,000	Farmers Exchange Capital III, 5.45%, 10/15/54, Callable 10/15/34 @ 100(a)(b)	1,957,000

Continued

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Shares or Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$900,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44(b)	$949,459

		2,906,459

Media (0.2%):
775,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21, Callable 4/30/15 @ 104.88	813,750

Multi-Utilities (0.2%):
625,000	Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100(b)	653,968

Oil, Gas & Consumable Fuels (1.7%):
350,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	339,666
1,100,000	Boardwalk Pipeline Partners LP, 4.95%, 12/15/24, Callable 9/15/24 @ 100	1,093,607
775,000	Chesapeake Energy Corp., 6.63%, 8/15/20	823,438
1,400,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	1,535,517
850,000	KeySpan Gas East Corp., 5.82%, 4/1/41(b)	1,092,266
400,000	MarkWest Energy Partners LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	391,000
780,000	Rockies Express Pipeline LLC, 6.85%, 7/15/18(b)	803,400
250,000	Rockies Express Pipeline LLC, 6.00%, 1/15/19(b)	250,625
775,000	Sabine Pass Liquefcation LLC, 6.25%, 3/15/22	786,625

		7,116,144

Real Estate Investment Trusts (REITs) (1.8%):
875,000	HCP, Inc., 5.38%, 2/1/21, Callable 11/3/20 @ 100	977,118
1,600,000	Health Care REIT, Inc., 5.25%, 1/15/22, Callable 10/15/21 @ 100	1,777,891
1,150,000	SL Green Realty Corp., 5.00%, 8/15/18, Callable 6/15/18 @ 100	1,233,464
2,000,000	Ventas Realty LP / Capital Corp., 3.13%, 11/30/15	2,040,409
1,500,000	WEA Finance LLC, 2.70%, 9/17/19, Callable 8/17/19 @ 100(b)	1,499,564

		7,528,446

Wireless Telecommunication Services (0.2%):
725,000	Sprint Communications, Inc., 9.00%, 11/15/18(b)	824,615

Total Corporate Bonds (Cost $60,444,066)		60,952,412

Preferred Stock(0.2%):
Diversified Financial Services (0.2%):
800,000	ZFS Finance USA Trust II, 6.45%, 12/15/65, Callable 6/15/16 @ 100(a)(b)	842,936

Total Preferred Stock (Cost $843,199)		842,936

Yankee Dollars (1.6%):
Aerospace & Defense (0.3%):
$1,300,000	Heathrow Funding, Ltd., 2.50%, 6/25/15(b)	1,300,780

Banks (1.3%):
2,000,000	Credit Suisse, NY, 0.65%, 12/7/15(a)	2,001,052
1,100,000	HBOS plc, Series G, 6.75%, 5/21/18, MTN(b)	1,225,946
800,000	Royal Bank of Scotland plc, 4.88%, 3/16/15	806,155
1,250,000	Royal Bank Scotland Group plc, 2.55%, 9/18/15	1,262,515

		5,295,668

Total Yankee Dollars (Cost $6,607,390)		6,596,448

Shares or Principal Amount		Fair Value
Municipal Bond (0.3%):
New York (0.3%):
$1,125,000	New York NY, Build America Bonds, GO, 5.05%, 10/1/24	$1,278,799

Total Municipal Bond (Cost $1,273,528)		1,278,799

U.S. Government Agency Mortgages (33.6%):
Federal Home Loan Bank (8.8%)
16,400,000	0.09%, 2/6/15(d)	16,399,606
10,000,000	0.09%, 2/20/15(d)	9,999,660
10,500,000	0.09%, 3/6/15(d)	10,499,444

		36,898,710

Federal Home Loan Mortgage Corporation (1.0%)
4,015,252	3.50%, 4/1/44, Pool#G07848	4,195,904
Federal National Mortgage Association (21.2%)
859,597	5.34%, 6/1/18, Pool#AD0149	947,154
1,078,110	4.77%, 2/1/20, Pool#AD0791	1,199,342
1,142,619	4.12%, 4/1/20, Pool#464959	1,250,498
1,458,726	4.60%, 4/1/20, Pool#AD0910	1,612,465
1,005,587	3.43%, 10/1/20, Pool#466386	1,068,962
1,986,469	3.42%, 10/1/20	2,104,329
1,886,165	3.67%, 10/1/20, Pool#AE0918	2,035,977
2,681,492	3.76%, 12/1/20, Pool#FN0001	2,894,219
1,000,000	3.94%, 1/1/21, Pool #466969	1,087,333
1,137,679	4.62%, 4/1/21, Pool #467731	1,278,708
990,624	3.93%, 7/1/21, Pool #468518	1,075,196
1,245,000	3.06%, 5/1/22, Pool #471258	1,295,267
2,000,000	2.50%, 1/25/29	2,036,250
1,000,000	3.50%, 1/25/30	1,056,406
1,000,000	3.00%, 1/25/30	1,039,414
1,030,616	3.00%, 10/1/33, Pool #MA1676	1,064,544
6,730,000	4.50%, 1/25/44	7,305,205
14,560,000	3.50%, 1/25/45	15,177,664
16,865,000	4.00%, 1/25/45	17,999,237
24,195,000	3.00%, 1/25/45	24,474,756

		88,002,926

Government National Mortgage Association (2.6%)
1,000,000	4.50%, 1/20/44	1,092,617
5,000,000	4.00%, 1/20/45	5,360,879
3,000,000	3.50%, 1/20/45	3,149,063
1,000,000	3.00%, 2/20/45	1,022,625

		10,625,184

Total U.S. Government Agency Mortgages (Cost $139,219,349)		139,722,724

U.S. Treasury Obligations (41.5%):
U.S. Treasury Bonds (2.8%)
10,105,000	3.13%, 8/15/44	10,878,659
900,000	3.00%, 11/15/44	945,844

		11,824,503

U.S. Treasury Inflation Index Bonds (1.3%)
4,695,000	1.38%, 2/15/44	5,413,527

U.S. Treasury Inflation Index Notes (0.8%)
3,244,821	0.13%, 7/15/24	3,124,759

U.S. Treasury Notes (36.6%)
95,500,000	0.50%, 7/31/16	95,544,789
18,760,000	1.50%, 10/31/19	18,645,676
11,670,000	2.38%, 8/15/24	11,886,082

Continued

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$26,065,000	2.25%, 11/15/24	$26,240,130

		152,316,677

Total U.S. Treasury Obligations (Cost $171,864,261)		172,679,466

Commercial Paper (1.0%):
3,950,000	Macquarie Bank, Ltd., 0.22%(b)(d)	3,948,896

Total Commercial Paper (Cost $3,948,697)		3,948,896

Unaffiliated Investment Company (0.2%):
931,427	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (d)	931,427

Total Unaffiliated Investment Company (Cost $931,427)		931,427

Total Investment Securities (Cost $492,951,591)(e) — 119.0%		494,387,889
Net other assets (liabilities) — (19.0)%		(78,801,965)

Net Assets — 100.0%		$415,585,924

Percentages indicated are based on net assets as of December 31, 2014.

GO—General Obligation

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 0.20% of the net assets of the fund.

(d)	The rate represents the effective yield at December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$492,951,591

Investment securities, at value	$494,387,889
Interest and dividends receivable	1,726,585
Receivable for investments sold	16,711,058
Prepaid expenses	3,201

Total Assets	512,828,733

Liabilities:
Cash overdraft	12,103
Payable for investments purchased	96,922,404
Manager fees payable	194,319
Administration fees payable	402
Distribution fees payable	88,327
Administrative and compliance services fees payable	2,448
Other accrued liabilities	22,806

Total Liabilities	97,242,809

Net Assets	$415,585,924

Net Assets Consist of:
Capital	$412,585,317
Accumulated net investment income/(loss)	401,870
Accumulated net realized gains/(losses) from investment transactions	1,162,439
Net unrealized appreciation/(depreciation) on investments	1,436,298

Net Assets	$415,585,924

Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,273,178
Net Asset Value (offering and redemption price per share)	$10.07

Statement of Operations

For the Period Ended December 31, 2014(a)

Investment Income:
Interest	$726,419

Total Investment Income	726,419

Expenses:
Manager fees	307,769
Administration fees	652
Distribution fees	128,236
Administrative and compliance services fees	2,152
Trustee fees	10
Professional fees	20,284
Shareholder reports	6,974
Other expenses	715

Total expenses before reductions	466,792
Less expenses voluntarily waived/reimbursed by the Manager	(25,648)

Net expenses	441,144

Net Investment Income/(Loss)	285,275

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,150,798
Change in net unrealized appreciation/depreciation on investments	1,436,298

Net Realized/Unrealized Gains/(Losses) on Investments	2,587,096

Change in Net Assets Resulting From Operations	$2,872,371

(a)	For the period November 17, 2014 (commencement of operations) to December 31, 2014.

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

AZL MetWest Total Return Bond Fund
November 17, 2014 to December 31, 2014(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$285,275
Net realized gains/(losses) on investment transactions	1,150,798
Change in unrealized appreciation/depreciation on investments	1,436,298

Change in net assets resulting from operations	2,872,371

Capital Transactions:
Proceeds from shares issued	415,766,530
Value of shares redeemed	(3,052,977)

Change in net assets resulting from capital transactions	412,713,553

Change in net assets	415,585,924
Net Assets:
Beginning of period	—

End of period	$415,585,924

Accumulated net investment income/(loss)	$401,870

Share Transactions:
Shares issued	41,576,530
Shares redeemed	(303,352)

Change in shares	41,273,178

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the period indicated)

	November 17, 2014 to December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.06

Total from Investment Activities	0.07

Net Asset Value, End of Period	$10.07

Total Return(b)	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$415,586
Net Investment Income/(Loss)(d)	0.56%
Expenses Before Reductions(d)(e)	0.91%
Expenses Net of Reductions(d)	0.86%
Portfolio Turnover Rate	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

10

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2014

For the period ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MetWest Total Return Bond Fund	0.60%	0.91%

*	The Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $326 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type

11

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2014

of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$26,290,538	$994,303	$27,284,841
Collateralized Mortgage Obligations	—	80,149,940	—	80,149,940
Commercial Paper	—	3,948,896	—	3,948,896
Corporate Bonds+	—	60,952,412	—	60,952,412
Municipal Bond	—	1,278,799	—	1,278,799
Preferred Stock	—	842,936	—	842,936
U.S. Government Agency Mortgages	—	139,722,724	—	139,722,724
U.S. Treasury Obligations	—	172,679,466	—	172,679,466
Yankee Dollars+	—	6,596,448	—	6,596,448
Unaffiliated Investment Company	931,427	—	—	931,427

Total Investment Securities	$931,427	$492,462,159	$994,303	$494,387,889

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$454,911,466	$93,049,893

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$291,985,046	$89,391,586

6. Investment Risks

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

12

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2014

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $492,976,760. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,236,987
Unrealized depreciation	(825,858)

Net unrealized appreciation/(depreciation)	$1,411,129

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MetWest Total Return Bond Fund	$1,589,478	$—	$—	$1,411,129	$3,000,607

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MetWest Total Return Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period November 17, 2014 to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period November 17, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

17

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.
(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MFS Investors Trust Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MFS Investors Trust Fund returned 10.75%. That compared to a 13.69% total return for its benchmark, the S&P 500 Index1.

U.S. stocks performed well during the period, despite a temporary setback at the start of the year. Stocks fell early in the first quarter due to concerns about slowing global growth, a soft December 2013 labor market report, and a pause in U.S. economic growth, which was partially caused by extreme weather events. The stock market soon recovered, however, as investors regained their appetite for riskier investments from February into the summer. Any market setbacks during this time were short-lived as improving economic growth in the U.S., coupled with easier monetary policy abroad, helped support increased demand for stocks.

Near the end of the year the U.S. equity market approached all-time highs. At this point, a rapid and severe decline in energy prices created a great deal of stock-market volatility.

The Fund performed well in absolute terms during the period but underperformed its benchmark. Stock selection and an underweight position in the technology sector detracted from the Fund’s relative performance. In particular, a smaller-than-benchmark position in a strong-performing consumer electronics maker weighed on relative results. An overweight position in an Internet services and products company also dragged on performance as the stock underperformed the benchmark.*

Stock selection in the health care, basic materials, and consumer staples sectors also weighed on relative performance, with holdings of an international food producer notably underperforming the benchmark. Currency exposure was another factor in the Fund’s underperformance. The U.S. dollar strengthened throughout the period, causing the Fund to be hurt by its greater-than-benchmark exposure to holdings of securities denominated in foreign currencies.*

The Fund benefited from strong stock selection in both the leisure and autos and housing sectors. Within the leisure sector, an overweight position in a large media company supported relative results as the stock delivered solid performance during the period. In the autos and housing sector, an overweight position in a paint company that posted strong gains for the period help to boost relative performance. Overweight positions in a medical equipment and supplies company as well as a computer and personal electronics maker also aided relative performance, as those stocks outpaced the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® MFS Investors Trust Fund	10.75%	20.18%	13.51%	10.58%
S&P 500 Index	13.69%	20.41%	15.45%	8.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Investors Trust Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 (“S&P 500”) Index, which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

AZL MFS Investors Trust Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Investors Trust Fund	$1,000.00	$1,055.50	$5.28	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Investors Trust Fund	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Information Technology	19.1%
Financials	17.3
Consumer Discretionary	17.1
Health Care	14.2
Industrials	11.6
Consumer Staples	7.1
Energy	6.0
Materials	4.9
Utilities	1.9

Total Common Stocks and Preferred Stock	99.2
Securities Held as Collateral for Securities on Loan	12.7
Money Market	0.9

Total Investment Securities	112.8
Net other assets (liabilities)	(12.8)

Net Assets	100.0%

3

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (98.9%):
Aerospace & Defense (5.0%):
61,692	Honeywell International, Inc.	$6,164,265
20,834	Precision Castparts Corp.	5,018,494
64,121	United Technologies Corp.	7,373,915

		18,556,674

Air Freight & Logistics (0.8%):
28,151	United Parcel Service, Inc., Class B^	3,129,547

Auto Components (0.5%):
24,241	Delphi Automotive plc	1,762,806

Banks (6.4%):
277,862	Bank of America Corp.	4,970,951
177,041	JPMorgan Chase & Co.	11,079,225
140,787	Wells Fargo & Co.	7,717,943

		23,768,119

Beverages (1.7%):
90,541	Diageo plc	2,596,500
34,701	Pernod Ricard SA	3,847,085

		6,443,585

Capital Markets (5.3%):
16,579	BlackRock, Inc., Class A	5,927,987
23,530	Franklin Resources, Inc.^	1,302,856
35,438	Goldman Sachs Group, Inc. (The)	6,868,948
89,158	Morgan Stanley	3,459,330
29,296	State Street Corp.	2,299,736

		19,858,857

Chemicals (3.7%):
7,676	FMC Corp.^	437,762
14,409	Linde AG	2,687,245
23,049	Praxair, Inc.	2,986,228
16,257	Sherwin Williams Co.^	4,276,242
37,730	W.R. Grace & Co.*	3,599,065

		13,986,542

Construction & Engineering (0.6%):
37,687	Fluor Corp.^	2,284,963

Consumer Finance (1.9%):
74,538	American Express Co.	6,935,016

Containers & Packaging (1.2%):
84,376	Crown Holdings, Inc.*^	4,294,738

Diversified Financial Services (1.0%):
75,521	NASDAQ OMX Group, Inc. (The)	3,621,987

Electric Utilities (0.7%):
42,432	American Electric Power Co., Inc.	2,576,471

Energy Equipment & Services (2.8%):
58,769	Cameron International Corp.*	2,935,512
38,319	National-Oilwell Varco, Inc.^	2,511,044
56,694	Schlumberger, Ltd.	4,842,235

		10,288,791

Food Products (2.5%):
56,809	Danone SA	3,736,822

Shares		Fair Value

Common Stock, continued
Food Products, continued
27,353	General Mills, Inc.^	$1,458,735
115,302	Mondelez International, Inc., Class A	4,188,346

		9,383,903

Health Care Equipment & Supplies (3.5%):
75,810	Abbott Laboratories	3,412,966
36,768	Covidien plc	3,760,631
40,254	St. Jude Medical, Inc.^	2,617,718
36,254	Stryker Corp.	3,419,840

		13,211,155

Health Care Providers & Services (0.9%):
16,748	McKesson, Inc.	3,476,550

Hotels, Restaurants & Leisure (1.1%):
43,075	McDonald’s Corp.	4,036,128

Household Durables (0.9%):
85,837	Newell Rubbermaid, Inc.	3,269,531

Household Products (2.9%):
44,361	Colgate-Palmolive Co.	3,069,338
85,329	Procter & Gamble Co. (The)	7,772,618

		10,841,956

Industrial Conglomerates (2.8%):
122,010	Danaher Corp.	10,457,477

Insurance (0.9%):
27,645	ACE, Ltd.	3,175,858

Internet Software & Services (2.8%):
8,843	Google, Inc., Class C*	4,654,955
11,032	Google, Inc., Class A*	5,854,241

		10,509,196

IT Services (8.6%):
64,074	Accenture plc, Class A^	5,722,448
106,929	Cognizant Technology Solutions Corp., Class A*	5,630,881
82,595	Fidelity National Information Services, Inc.	5,137,409
65,601	MasterCard, Inc., Class A	5,652,182
36,262	Visa, Inc., Class A	9,507,896

		31,650,816

Life Sciences Tools & Services (1.7%):
50,093	Thermo Fisher Scientific, Inc.	6,276,152

Media (6.9%):
117,332	Comcast Corp., Class A	6,806,429
76,226	Time Warner Cable, Inc.	6,511,225
122,154	Twenty-First Century Fox, Inc.^	4,691,324
80,351	Walt Disney Co. (The)	7,568,260

		25,577,238

Multiline Retail (2.1%):
60,549	Kohl’s Corp.^	3,695,911
55,288	Target Corp.^	4,196,912

		7,892,823

Multi-Utilities (0.9%):
92,041	CMS Energy Corp.	3,198,425

Continued

4

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels (3.2%):
58,104	EOG Resources, Inc.	$5,349,635
73,792	Noble Energy, Inc.	3,499,955
35,635	Occidental Petroleum Corp.	2,872,537

		11,722,127

Pharmaceuticals (8.1%):
54,848	Abbvie, Inc.	3,589,253
8,529	Actavis, Inc. plc*	2,195,450
57,784	Bristol-Myers Squibb Co.	3,410,990
25,970	Eli Lilly & Co.	1,791,670
49,506	Endo International plc*	3,570,373
74,495	Johnson & Johnson Co.	7,789,942
65,572	Pfizer, Inc.	2,042,568
39,195	Valeant Pharmaceuticals International, Inc.*	5,609,196

		29,999,442

Real Estate Investment Trusts (REITs) (1.8%):
66,683	American Tower Corp.	6,591,615

Road & Rail (1.3%):
71,504	Canadian National Railway Co.	4,927,341

Semiconductors & Semiconductor Equipment (2.4%):
109,858	Altera Corp.^	4,058,155
108,817	Microchip Technology, Inc.	4,908,734

		8,966,889

Software (1.1%):
39,907	Citrix Systems, Inc.*	2,546,067
37,069	Oracle Corp.	1,666,993

		4,213,060

Specialty Retail (3.2%):
63,562	Bed Bath & Beyond, Inc.*^	4,841,518
37,684	L Brands, Inc.	3,261,550
40,217	Ross Stores, Inc.^	3,790,854

		11,893,922

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Common Stocks, continued
Technology Hardware, Storage & Peripherals (4.2%):
35,629	Apple, Inc.	$3,932,729
270,811	EMC Corp.^	8,053,919
93,101	Hewlett-Packard Co.	3,736,143

		15,722,791

Textiles, Apparel & Luxury Goods (2.4%):
163	Hermes International SA	57,967
18,429	LVMH Moet Hennessy Louis Vuitton SA	2,913,907
23,914	Nike, Inc., Class B	2,299,331
47,735	V.F. Corp.	3,575,352

		8,846,557

Trading Companies & Distributors (1.1%):
15,473	W.W. Grainger, Inc.^	3,943,913

Total Common Stocks (Cost $235,431,431)		367,292,961

Preferred Stock (0.3%):
Electric Utilities (0.3%):
20,030	Exelon Corp., Preferred Shares^	1,051,575

Total Preferred Stock (Cost $1,013,350)		1,051,575

Securities Held as Collateral for Securities on Loan (12.7%):
$47,071,960	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	47,071,960

Total Securities Held as Collateral for Securities on Loan (Cost $47,071,960)		47,071,960

Unaffiliated Investment Company (0.9%):
3,440,489	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,440,489

Total Unaffiliated Investment Company (Cost $3,440,489)		3,440,489

Total Investment Securities (Cost $286,957,230)(c) — 112.8%		418,856,985
Net other assets (liabilities) — (12.8)%		(47,531,994)

Net Assets — 100.0%		$371,324,991

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $45,717,004.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL MFS Investors Trust Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Canada	2.5%
France	2.5%
Germany	0.6%
Ireland (Republic of)	3.1%
Netherlands	1.2%
Switzerland	0.8%
United Kingdom	1.0%
United States	88.3%

100.0%

See accompanying notes to the financial statements.

6

AZL MFS Investors Trust Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$286,957,230

Investment securities, at value*	$418,856,985
Cash	13,213
Interest and dividends receivable	403,583
Foreign currency, at value (cost $365)	364
Reclaims receivable	390
Prepaid expenses	3,041

Total Assets	419,277,576

Liabilities:
Payable for capital shares redeemed	541,386
Payable for collateral received on loaned securities	47,071,960
Manager fees payable	225,482
Administration fees payable	8,568
Distribution fees payable	79,013
Custodian fees payable	5,767
Administrative and compliance services fees payable	1,121
Trustee fees payable	22
Other accrued liabilities	19,266

Total Liabilities	47,952,585

Net Assets	$371,324,991

Net Assets Consist of:
Capital	$193,102,040
Accumulated net investment income/(loss)	2,561,773
Accumulated net realized gains/(losses) from investment transactions	43,761,460
Net unrealized appreciation/(depreciation) on investments	131,899,718

Net Assets	$371,324,991

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,181,191
Net Asset Value (offering and redemption price per share)	$22.95

*	Includes securities on loan of $45,717,004.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$6,657,557
Income from securities lending	74,841
Foreign withholding tax	(120,289)

Total Investment Income	6,612,109

Expenses:
Manager fees	2,850,388
Administration fees	102,515
Distribution fees	950,129
Custodian fees	24,807
Administrative and compliance services fees	5,164
Trustee fees	19,920
Professional fees	21,143
Shareholder reports	18,074
Other expenses	9,499

Total expenses before reductions	4,001,639
Less expenses voluntarily waived/reimbursed by the Manager	(140,030)
Less expenses paid indirectly	(895)

Net expenses	3,860,714

Net Investment Income/(Loss)	2,751,395

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	44,563,564
Change in net unrealized appreciation/depreciation on investments	(9,693,290)

Net Realized/Unrealized Gains/(Losses) on Investments	34,870,274

Change in Net Assets Resulting From Operations	$37,621,669

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL MFS Investors Trust Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,751,395	$2,875,276
Net realized gains/(losses) on investment transactions	44,563,564	23,945,686
Change in unrealized appreciation/depreciation on investments	(9,693,290)	74,525,722

Change in net assets resulting from operations	37,621,669	101,346,684

Dividends to Shareholders:
From net investment income	(2,658,955)	(2,913,024)
From net realized gains	(7,435,736)	—

Change in net assets resulting from dividends to shareholders	(10,094,691)	(2,913,024)

Capital Transactions:
Proceeds from shares issued	5,266,323	26,030,545
Proceeds from dividends reinvested	10,094,691	2,913,024
Value of shares redeemed	(78,415,581)	(47,016,565)

Change in net assets resulting from capital transactions	(63,054,567)	(18,072,996)

Change in net assets	(35,527,589)	80,360,664
Net Assets:
Beginning of period	406,852,580	326,491,916

End of period	$371,324,991	$406,852,580

Accumulated net investment income/(loss)	$2,561,773	$2,874,774

Share Transactions:
Shares issued	238,552	1,415,289
Dividends reinvested	459,895	151,169
Shares redeemed	(3,619,091)	(2,501,123)

Change in shares	(2,920,644)	(934,665)

See accompanying notes to the financial statements.

8

AZL MFS Investors Trust Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.30	$16.29	$13.79	$14.20	$12.81

Investment Activities:
Net Investment Income/(Loss)	0.19	0.16	0.15	0.12	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	2.07	5.00	2.46	(0.44)	1.31

Total from Investment Activities	2.26	5.16	2.61	(0.32)	1.41

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.15)	(0.11)	(0.09)	(0.02)
Net Realized Gains	(0.45)	—	—	—	—

Total Dividends	(0.61)	(0.15)	(0.11)	(0.09)	(0.02)

Net Asset Value, End of Period	$22.95	$21.30	$16.29	$13.79	$14.20

Total Return(a)	10.75%	31.77%	18.95%	(2.22)%	11.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$371,325	$406,853	$326,492	$272,336	$314,596
Net Investment Income/(Loss)	0.72%	0.77%	1.01%	0.79%	0.62%
Expenses Before Reductions(b)	1.05%	1.06%	1.07%	1.09%	1.10%
Expenses Net of Reductions	1.02%	1.02%	1.03%	1.05%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.02%	1.03%	1.05%	1.06%
Portfolio Turnover Rate	21%	21%	31%	22%	21	%(d)

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective October 26, 2010, the Subadviser changed from Jennison Associates LLC to Massachusetts Financial Services Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Investors Trust Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13.5 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,416 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and

11

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2014

are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,769 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

12

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Beverages	$—	$6,443,585	$6,443,585
Chemicals	11,299,297	2,687,245	13,986,542
Food Products	5,647,081	3,736,822	9,383,903
Textiles, Apparel & Luxury Goods	5,874,683	2,971,874	8,846,557
All Other Common Stocks+	328,632,374	—	328,632,374
Preferred Stock	1,051,575	—	1,051,575
Securities Held as Collateral for Securities on Loan	—	47,071,960	47,071,960
Unaffiliated Investment Company	3,440,489	—	3,440,489

Total Investment Securities	$355,945,499	$62,911,486	$418,856,985

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$78,668,371	$147,833,289

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $288,572,111. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$133,416,525
Unrealized depreciation	(3,131,651)

Net unrealized appreciation/(depreciation)	$130,284,874

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,658,955	$7,435,736	$10,094,691

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Investors Trust Fund	$2,913,024	$—	$2,913,024

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

13

AZL MFS Investors Trust Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Investors Trust Fund	$4,268,208	$43,669,906	$—	$130,284,837	$178,222,951

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $7,435,736.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MFS Mid Cap Value Fund

(formerly AZL® Columbia Mid Cap Value Fund)

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Mid Cap Value Fund Review (unaudited)

(formerly AZL® Columbia Mid Cap Value Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Mid Cap Value Fund and MFS Investment Management serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MFS Mid Cap Value Fund returned 10.90%, which compared to a 14.75% total return for its benchmark, the Russell Midcap® Value Index1.

The Fund changed subadvisors from Columbia Management Investment Advisers to MFS Investment Management on February 4, 2014.

U.S. stocks performed well during the period, despite a temporary setback at the start of the year. Stocks fell early in the first quarter due to concerns about slowing global growth, a soft December 2013 labor market report and a pause in U.S. economic growth, which was partially caused by extreme weather events. The stock market soon recovered, however, as investors regained their appetite for riskier investments from February into the summer. Any market setbacks during this time were short-lived as improving economic growth in the U.S., coupled with easier monetary policy abroad, helped support increased demand for stocks.

Near the end of the year the U.S. equity market approached all-time highs. At this point a rapid and severe decline in energy prices created a great deal of stock-market volatility.

The Fund underperformed its benchmark for the period, due primarily to its overweight position in the energy sector. Stock selection in this sector also detracted from relative performance, with off-benchmark holdings of an independent energy company, a drilling services provider and an offshore drilling company all suffering from the precipitous decline in energy prices. Stock selection in the basic materials and financial services sectors also dragged on results. Holdings of a diversified chemical company and a graphite and steel producer were notable detractors; they were not held by the benchmark and they underperformed for the period.*

The Fund’s cash holdings also detracted from relative performance given the strong absolute return of the fully invested benchmark.*

An overweight position in the retailing sector contributed positively to relative performance as that sector outperformed the benchmark. Stock selection was also a positive contributor, most notably in the case of a strong-performing off-benchmark apparel retailer. A larger-than-benchmark position in the consumer staples sector also boosted relative performance, as did stock selection elsewhere in the portfolio. In particular, holdings of a diversified communications company and a semiconductor company contributed positively to relative performance as shares of both companies performed strongly for the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® MFS Mid Cap Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high- grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® MFS Mid Cap Value Fund	10.90%	20.18%	15.48%	3.73%
Russell Midcap® Value Index	14.75%	21.98%	17.43%	8.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Mid Cap Value Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MFS Mid Cap Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Mid Cap Value Fund	$1,000.00	$1,012.40	$5.38	1.06%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Mid Cap Value Fund	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	24.4%
Consumer Discretionary	13.7
Industrials	12.2
Materials	9.1
Health Care	8.9
Information Technology	8.6
Utilities	7.5
Consumer Staples	7.0
Energy	6.7
Telecommunication Services	1.5

Total Common Stocks and Convertible Preferred Stock	99.6
Securities Held as Collateral for Securities on Loan	22.6
Money Market	0.5

Total Investment Securities	122.7
Net other assets (liabilities)	(22.7)

Net Assets	100.0%

3

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (99.3%):
Aerospace & Defense (0.9%):
11,874	Mtu Aero Engines AG	$1,036,639
18,863	Triumph Group, Inc.	1,267,971

		2,304,610

Airlines (1.2%):
19,670	Alaska Air Group, Inc.	1,175,479
34,830	Delta Air Lines, Inc.	1,713,288

		2,888,767

Auto Components (2.3%):
53,842	Allison Transmission Holdings, Inc.	1,825,244
29,696	BorgWarner, Inc.	1,631,795
24,123	Delphi Automotive plc	1,754,225

		5,211,264

Automobiles (0.6%):
21,488	Harley-Davidson, Inc.	1,416,274

Banks (7.5%):
56,581	BB&T Corp.^	2,200,435
29,158	Comerica, Inc.	1,365,761
115,549	Fifth Third Bancorp	2,354,312
26,694	First Republic Bank	1,391,291
191,317	Huntington Bancshares, Inc.	2,012,655
127,908	KeyCorp	1,777,921
11,100	M&T Bank Corp.^	1,394,382
53,659	PrivateBancorp, Inc.	1,792,211
32,299	SunTrust Banks, Inc.	1,353,328
102,936	TCF Financial Corp.	1,635,653

		17,277,949

Beverages (1.6%):
29,394	Coca-Cola Enterprises, Inc.	1,299,803
31,328	Molson Coors Brewing Co., Class B	2,334,562

		3,634,365

Building Products (1.4%):
31,397	Armstrong World Industries, Inc.*	1,605,014
33,847	Fortune Brands Home & Security, Inc.^	1,532,254

		3,137,268

Capital Markets (1.7%):
6,822	Affiliated Managers Group, Inc.*	1,447,901
14,134	State Street Corp.	1,109,519
35,260	TD Ameritrade Holding Corp.	1,261,603

		3,819,023

Chemicals (6.0%):
21,741	Akzo Nobel NV	1,507,444
23,676	Albemarle Corp.^	1,423,638
73,230	Axalta Coating Systems, Ltd.*^	1,905,445
26,407	Celanese Corp., Series A	1,583,364
21,467	FMC Corp.^	1,224,263
32,044	H.B. Fuller Co.^	1,426,919
15,314	Rockwood Holdings, Inc.	1,206,743
22,418	Sensient Technologies Corp.	1,352,702
23,684	Valspar Corp. (The)	2,048,192

		13,678,710

Shares		Fair Value

Common Stocks, continued
Commercial Services & Supplies (0.9%):
45,195	Tyco International plc	$1,982,253

Consumer Finance (1.0%):
35,692	Discover Financial Services	2,337,469

Containers & Packaging (2.8%):
52,552	Crown Holdings, Inc.*	2,674,897
92,966	Graphic Packaging Holding Co.*	1,266,197
23,393	Greif, Inc., Class A	1,104,851
54,064	Owens-Illinois, Inc.*	1,459,187

		6,505,132

Diversified Financial Services (1.3%):
62,520	NASDAQ OMX Group, Inc. (The)	2,998,459

Diversified Telecommunication Services (1.2%):
269,618	Colt Group SA*	557,663
223,208	Frontier Communications Corp.^	1,488,797
113,265	Windstream Holdings, Inc.^	933,304

		2,979,764

Electric Utilities (2.1%):
33,729	Northeast Utilities	1,805,176
30,564	OGE Energy Corp.	1,084,411
29,445	Pinnacle West Capital Corp.	2,011,388

		4,900,975

Electrical Equipment (1.4%):
26,956	Eaton Corp. plc	1,831,930
17,211	Regal-Beloit Corp.	1,294,267

		3,126,197

Electronic Equipment, Instruments & Components (1.4%):
62,187	Ingram Micro, Inc., Class A*	1,718,849
44,726	Keysight Technologies, Inc.*	1,510,397

		3,229,246

Energy Equipment & Services (1.3%):
25,381	Cameron International Corp.*	1,267,781
24,647	Ensco plc, Class A, ADR^	738,178
112,432	Pacific Drilling SA*	521,684
16,777	Tidewater, Inc.^	543,743

		3,071,386

Food & Staples Retailing (0.5%):
15,233	Empire Co., Ltd., Class A	1,149,131

Food Products (4.9%):
19,772	Bunge, Ltd.	1,797,473
77,790	Flowers Foods, Inc.^	1,492,790
23,738	Ingredion, Inc.^	2,013,932
19,117	J.M. Smucker Co. (The)^	1,930,435
50,069	Pinnacle Foods, Inc.	1,767,436
164,596	Rite AID Corp.*	1,237,762
33,019	Snyders-Lance, Inc.^	1,008,730

		11,248,558

Health Care Equipment & Supplies (3.1%):
6,901	Cooper Cos., Inc. (The)^	1,118,583
34,661	DENTSPLY International, Inc.^	1,846,391

Continued

4

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
27,823	St. Jude Medical, Inc.	$1,809,330
11,237	STERIS Corp.^	728,719
13,880	Teleflex, Inc.^	1,593,702

		7,096,725

Health Care Providers & Services (2.4%):
20,610	AmerisourceBergen Corp.	1,858,198
33,001	Quest Diagnostics, Inc.^	2,213,047
12,355	Universal Health Services, Inc., Class B	1,374,617

		5,445,862

Hotels, Restaurants & Leisure (0.5%):
7,390	Wynn Resorts, Ltd.	1,099,336

Household Durables (1.4%):
82,119	Newell Rubbermaid, Inc.	3,127,913

Independent Power and Renewable Electricity Producers (2.0%):
136,300	AES Corp. (The)	1,876,851
34,317	Dynegy, Inc.*	1,041,521
60,464	NRG Energy, Inc.^	1,629,505

		4,547,877

Insurance (7.5%):
37,436	Arthur J. Gallagher & Co.	1,762,487
11,074	Everest Re Group, Ltd.	1,885,902
15,261	Hanover Insurance Group, Inc. (The)	1,088,415
29,890	Hartford Financial Services Group, Inc. (The)	1,246,114
34,141	HCC Insurance Holdings, Inc.	1,827,226
36,812	Lincoln National Corp.	2,122,949
69,593	Symetra Financial Corp.^	1,604,119
67,786	Third Point Reinsurance, Ltd.*	982,219
57,809	UnumProvident Corp.	2,016,378
38,827	Validus Holdings, Ltd.	1,613,650
40,149	XL Group plc, Class B	1,379,921

		17,529,380

IT Services (1.5%):
29,087	Fidelity National Information Services, Inc.	1,809,211
85,755	Sabre Corp.^	1,738,254

		3,547,465

Leisure Products (0.6%):
44,121	Mattel, Inc.	1,365,324

Life Sciences Tools & Services (1.6%):
37,236	Agilent Technologies, Inc.	1,524,442
51,762	PerkinElmer, Inc.	2,263,552

		3,787,994

Machinery (4.0%):
9,137	Cummins, Inc.	1,317,281
20,909	Joy Global, Inc.^	972,687
30,361	Oshkosh Corp.	1,477,063
26,228	Pentair, Ltd.	1,742,064
13,935	SPX Corp.	1,197,295
24,483	Stanley Black & Decker, Inc.	2,352,326

		9,058,716

Shares		Fair Value

Common Stocks, continued
Media (2.1%):
17,948	AMC Networks, Inc., Class A*	$1,144,544
32,637	Cinemark Holdings, Inc.	1,161,224
81,038	Interpublic Group of Cos., Inc. (The)	1,683,160
37,863	Quebecor, Inc., Class B	1,041,192

		5,030,120

Metals & Mining (0.3%):
27,817	United States Steel Corp.^	743,827

Multiline Retail (1.1%):
24,823	Burlington Stores, Inc.*	1,173,135
24,021	Kohl’s Corp.^	1,466,242

		2,639,377

Multi-Utilities (3.4%):
54,662	CMS Energy Corp.	1,899,505
18,265	DTE Energy Co.	1,577,548
29,132	NiSource, Inc.	1,235,779
25,740	NorthWestern Corp.	1,456,369
43,573	Public Service Enterprise Group, Inc.^	1,804,358

		7,973,559

Oil, Gas & Consumable Fuels (5.4%):
9,171	Cimarex Energy Co.	972,126
74,622	Cobalt International Energy, Inc.*	663,390
33,960	CONSOL Energy, Inc.^	1,148,188
21,884	Energen Corp.^	1,395,324
14,252	EQT Corp.	1,078,876
28,922	HollyFrontier Corp.	1,083,997
24,199	Noble Energy, Inc.	1,147,759
20,271	PDC Energy, Inc.*^	836,584
49,438	Peabody Energy Corp.^	382,650
54,427	Plains GP Holdings, LP*^	1,397,685
26,722	SM Energy Co.^	1,030,935
38,919	Spectra Energy Corp.^	1,412,759

		12,550,273

Pharmaceuticals (1.8%):
28,865	Endo International plc*	2,081,743
20,591	Hospira, Inc.*	1,261,199
31,952	Impax Laboratories, Inc.*^	1,012,239

		4,355,181

Professional Services (0.6%):
18,153	Equifax, Inc.	1,468,033

Real Estate Investment Trusts (REITs) (4.7%):
70,899	Annaly Capital Management, Inc.	766,418
58,825	Corporate Office Properties Trust	1,668,866
69,819	DDR Corp.^	1,281,877
28,623	EPR Properties^	1,649,543
21,416	Equity Lifestyle Properties, Inc.	1,103,995
106,817	Medical Properties Trust, Inc.^	1,471,938
20,525	Mid-America Apartment Communities, Inc.^	1,532,807
34,896	Plum Creek Timber Co., Inc.^	1,493,200

		10,968,644

Continued

5

AZL MFS Mid Cap Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Real Estate Management & Development (0.7%):
36,082	Realogy Holdings Corp.*	$1,605,288

Road & Rail (0.6%):
47,086	Swift Transportation Co.*^	1,348,072

Semiconductors & Semiconductor Equipment (2.7%):
40,897	Altera Corp.	1,510,735
32,868	Analog Devices, Inc.	1,824,831
6,216	Avago Technologies, Ltd.	625,267
24,754	Freescale Semiconductor Holdings I, Ltd.*^	624,543
33,761	Microchip Technology, Inc.^	1,522,959

		6,108,335

Software (1.3%):
32,107	NICE Systems, Ltd., ADR	1,626,220
53,115	Symantec Corp.	1,362,665

		2,988,885

Specialty Retail (3.8%):
3,077	AutoZone, Inc.*^	1,905,001
26,567	Bed Bath & Beyond, Inc.*^	2,023,608
15,387	Children’s Place Retail Stores, Inc. (The)^	877,059
24,507	L Brands, Inc.	2,121,081
60,782	Sally Beauty Holdings, Inc.*	1,868,439

		8,795,188

Technology Hardware, Storage & Peripherals (1.7%):
46,997	NCR Corp.*^	1,369,493
191,602	Xerox Corp.	2,655,603

		4,025,096

Textiles, Apparel & Luxury Goods (1.3%):
11,697	PVH Corp.	1,499,204
8,460	Ralph Lauren Corp.^	1,566,454

		3,065,658

Trading Companies & Distributors (1.2%):
21,211	Brenntag AG	1,193,388
18,615	WESCO International, Inc.*^	1,418,649

		2,612,037

Total Common Stocks (Cost $208,268,559)		229,780,965

Convertible Preferred Stock (0.3%):
Wireless Telecommunication Services (0.3%):
13,362	T-Mobile US, Inc., Series A, 5.50%*	708,052

Total Convertible Preferred Stock (Cost $666,721)		708,052

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Securities Held as Collateral for Securities on Loan (22.6%):
$52,207,604	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$52,207,604

Total Securities Held as Collateral for Securities on Loan (Cost $52,207,604)		52,207,604

Unaffiliated Investment Company (0.5%):
1,189,661	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,189,661

Total Unaffiliated Investment Company (Cost $1,189,661)		1,189,661

Total Investment Securities (Cost $262,332,545)(c) — 122.7%		283,886,282
Net other assets (liabilities) — (22.7)%		(52,443,584)

Net Assets — 100.0%		$231,442,698

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $50,553,280.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL MFS Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$262,332,545

Investment securities, at value*	$283,886,282
Interest and dividends receivable	264,714
Receivable for capital shares issued	326,353
Reclaims receivable	4,259
Prepaid expenses	1,934

Total Assets	284,483,542

Liabilities:
Payable for investments purchased	461,338
Payable for capital shares redeemed	163,976
Payable for collateral received on loaned securities	52,207,604
Manager fees payable	146,740
Administration fees payable	202
Distribution fees payable	48,914
Custodian fees payable	5,370
Administrative and compliance services fees payable	499
Trustee fees payable	10
Other accrued liabilities	6,191

Total Liabilities	53,040,844

Net Assets	$231,442,698

Net Assets Consist of:
Capital	$149,339,582
Accumulated net investment income/(loss)	1,705,099
Accumulated net realized gains/(losses) from investment transactions	58,844,821
Net unrealized appreciation/(depreciation) on investments	21,553,196

Net Assets	$231,442,698

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,447,494
Net Asset Value (offering and redemption price per share)	$12.55

*	Includes securities on loan of $50,553,280.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$4,159,074
Income from securities lending	48,112
Foreign withholding tax	(25,082)

Total Investment Income	4,182,104

Expenses:
Manager fees	1,731,287
Administration fees	63,251
Distribution fees	577,096
Custodian fees	24,202
Administrative and compliance services fees	2,630
Trustee fees	10,145
Professional fees	10,967
Shareholder reports	10,492
Other expenses	5,033

Total expenses before reductions	2,435,103
Less expenses paid indirectly	(2,776)

Net expenses	2,432,327

Net Investment Income/(Loss)	1,749,777

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	59,237,701
Change in net unrealized appreciation/depreciation on investments	(37,538,859)

Net Realized/Unrealized Gains/(Losses) on Investments	21,698,842

Change in Net Assets Resulting From Operations	$23,448,619

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL MFS Mid Cap Value Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,749,777	$769,884
Net realized gains/(losses) on investment transactions	59,237,701	24,239,007
Change in unrealized appreciation/depreciation on investments	(37,538,859)	34,739,768

Change in net assets resulting from operations	23,448,619	59,748,659

Dividends to Shareholders:
From net investment income	(780,255)	(1,337,872)
From net realized gains	(9,762,977)	—

Change in net assets resulting from dividends to shareholders	(10,543,232)	(1,337,872)

Capital Transactions:
Proceeds from shares issued	18,286,111	28,141,862
Proceeds from dividends reinvested	10,543,232	1,337,872
Value of shares redeemed	(41,425,355)	(25,888,263)

Change in net assets resulting from capital transactions	(12,596,012)	3,591,471

Change in net assets	309,375	62,002,258
Net Assets:
Beginning of period	231,133,323	169,131,065

End of period	$231,442,698	$231,133,323

Accumulated net investment income/(loss)	$1,705,099	$758,631

Share Transactions:
Shares issued	1,482,792	2,749,328
Dividends reinvested	858,569	125,152
Shares redeemed	(3,400,902)	(2,494,993)

Change in shares	(1,059,541)	379,487

See accompanying notes to the financial statements.

8

AZL MFS Mid Cap Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.85		$8.84	$7.66	$8.02	$6.58

Investment Activities:
Net Investment Income/(Loss)	0.10		0.04	0.07	0.05	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.18		3.04	1.16	(0.34)	1.41

Total from Investment Activities	1.28		3.08	1.23	(0.29)	1.48

Dividends to Shareholders From:
Net Investment Income	(0.04)		(0.07)	(0.05)	(0.07)	(0.04)
Net Realized Gains	(0.54)		—	—	—	—

Total Dividends	(0.58)		(0.07)	(0.05)	(0.07)	(0.04)

Net Asset Value, End of Period	$12.55		$11.85	$8.84	$7.66	$8.02

Total Return(a)	10.90%		34.91%	16.03%	(3.57)%	22.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$231,443		$231,133	$169,131	$132,790	$133,340
Net Investment Income/(Loss)	0.76%		0.38%	0.88%	0.62%	1.12%
Expenses Before Reductions(b)	1.05%		1.06%	1.07%	1.08%	1.10%
Expenses Net of Reductions	1.05%		1.05%	1.05%	1.06%	1.04%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.05%		1.06%	1.07%	1.08%	1.10%
Portfolio Turnover Rate	136	%(d)	59%	50%	53%	71%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective January 24, 2014, the Sub adviser changed from Columbia Management Investment Advisers, LLC to Massachusetts Financial Services Company. Cost of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2014 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Mid Cap Value Fund (formerly the AZL Columbia Mid Cap Value Fund) (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $18.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,771 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement effective January 24, 2014 with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to January 24, 2014, the Fund was Subadvised by Columbia Management Investment Advisers , LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MFS Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2014

written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,860 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no level 3 investments for which significant unobservable inputs were used to determine fair value.

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$1,267,971	$1,036,639	$2,304,610
Chemicals	12,171,266	1,507,444	13,678,710
Diversified Telecommunication Services	2,422,101	557,663	2,979,764
Trading Companies & Distributors	1,418,649	1,193,388	2,612,037
All Other Common Stock+	208,205,844	—	208,205,844
Convertible Preferred Stock	708,052	—	708,052
Securities Held as Collateral for Securities on Loan	—	52,207,604	52,207,604
Unaffiliated Investment Company	1,189,661	—	1,189,661

Total Investment Securities	$227,383,544	$56,502,738	$283,886,282

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Mid Cap Value Fund	$309,004,869	$319,251,119

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $263,039,618. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,499,536
Unrealized depreciation	(8,652,872)

Net unrealized appreciation/(depreciation)	$20,846,664

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Mid Cap Value Fund	$780,255	$9,762,977	$10,543,232

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Mid Cap Value Fund	$1,337,872	$—	$1,337,872

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL MFS Mid Cap Value Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Mid Cap Value Fund	$19,758,264	$41,498,730	$—	$20,846,122	$82,103,116

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Mid Cap Value Fund (formerly AZL Columbia Mid Cap Value Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $9,762,977.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MFS Value Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MFS Value Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MFS Value Fund returned 10.26%, which compared to a 13.45% total return for its benchmark, the Russell 1000® Value Index1.

U.S. stocks performed well during the period, despite a temporary setback at the start of the year. Stocks fell early in the first quarter due to concerns about slowing global growth, a soft December 2013 labor market report and a pause in U.S. economic growth, which was partially caused by extreme weather events. The stock market soon recovered, however, as investors regained their appetite for riskier investments from February into the summer. Any market setbacks during this time were short-lived as improving economic growth in the U.S., coupled with easier monetary policy abroad, helped support increased demand for stocks.

Near the end of the year the U.S. equity market approached all-time highs. At this point a rapid and severe decline in energy prices created a great deal of stock-market volatility.

The Fund underperformed its benchmark for the period. In the technology sector, a combination of weak stock selection and an underweight position detracted from relative performance. In particular, holdings of an off-benchmark diversified technology products and services company dragged on results. A smaller-than-benchmark position in a semiconductor firm during the first quarter and the subsequent liquidation of that position also detracted, as the company performed strongly for the period. Stock selection in the utilities and communications sector was another factor in the Fund’s relative underperformance, as shares of another off-benchmark telecommunications company underperformed the benchmark.*

Currency exposure was another factor in the Fund’s underperformance. The U.S. dollar strengthened throughout the period, causing the Fund to be hurt by its greater-than-benchmark exposure to holdings of securities denominated in foreign currencies.*

An underweight position to the energy sector contributed positively to relative performance. A smaller-than-benchmark position in an integrated oil and gas company particularly helped, as that stock underperformed the benchmark. Stock selection in the industrial goods and services sector also benefited relative returns, receiving a boost from holdings of a defense contractor that performed well. An overweight position in a retail pharmacy chain also helped to boost the Fund’s relative performance, as did underweight positions in a telecommunications company and a financial services company.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® MFS Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® MFS Value Fund	10.26%	20.33%	12.82%	5.67%
Russell 1000® Value Index	13.45%	20.89%	15.42%	7.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MFS Value Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MFS Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MFS Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Value Fund	$1,000.00	$1,053.40	$5.23	1.01%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MFS Value Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	25.8%
Industrials	16.4
Health Care	14.4
Consumer Staples	13.1
Consumer Discretionary	11.4
Information Technology	7.0
Energy	5.8
Telecommunication Services	2.5
Materials	2.2
Utilities	0.2

Total Common Stocks and Convertible Preferred Stock	98.8
Securities Held as Collateral for Securities on Loan	11.1
Money Market	0.2

Total Investment Securities	110.1
Net other assets (liabilities)	(10.1)

Net Assets	100.0%

3

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (98.7%):
Aerospace & Defense (7.0%):
113,364	Honeywell International, Inc.	$11,327,331
55,956	Lockheed Martin Corp.	10,775,447
28,671	Northrop Grumman Corp.	4,225,819
94,108	United Technologies Corp.	10,822,420

		37,151,017

Air Freight & Logistics (1.6%):
76,928	United Parcel Service, Inc., Class B	8,552,086

Auto Components (1.7%):
51,927	Delphi Automotive plc	3,776,131
104,339	Johnson Controls, Inc.	5,043,748

		8,819,879

Banks (10.8%):
34,921	Citigroup, Inc.	1,889,575
358,819	JPMorgan Chase & Co.	22,454,894
46,617	PNC Financial Services Group, Inc.	4,252,869
228,699	U.S. Bancorp^	10,280,020
316,197	Wells Fargo & Co.	17,333,920

		56,211,278

Beverages (1.5%):
243,677	Diageo plc	6,988,076
14,190	Dr Pepper Snapple Group, Inc.	1,017,139

		8,005,215

Capital Markets (6.4%):
161,271	Bank of New York Mellon Corp. (The)	6,542,764
14,461	BlackRock, Inc., Class A	5,170,675
118,259	Franklin Resources, Inc.^	6,548,001
52,403	Goldman Sachs Group, Inc. (The)	10,157,273
64,487	State Street Corp.	5,062,230

		33,480,943

Chemicals (1.7%):
17,375	E.I. du Pont de Nemours & Co.	1,284,708
33,541	PPG Industries, Inc.	7,753,001

		9,037,709

Commercial Services & Supplies (1.2%):
139,094	Tyco International plc	6,100,663

Containers & Packaging (0.5%):
51,823	Crown Holdings, Inc.*^	2,637,791

Diversified Financial Services (0.7%):
81,799	NASDAQ OMX Group, Inc. (The)	3,923,080

Diversified Telecommunication Services (1.9%):
42,770	AT&T, Inc.	1,436,644
139,437	Verizon Communications, Inc.	6,522,863
46,113	Verizon Communications, Inc.	2,148,338

		10,107,845

Electric Utilities (0.2%):
15,405	Duke Energy Corp.	1,286,934

Electrical Equipment (0.8%):
64,913	Eaton Corp. plc	4,411,487

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services (0.8%):
16,278	Baker Hughes, Inc.	$912,707
39,494	Schlumberger, Ltd.	3,373,183

		4,285,890

Food & Staples Retailing (1.8%):
100,432	CVS Caremark Corp.	9,672,606

Food Products (4.1%):
56,105	Danone SA	3,690,513
144,163	General Mills, Inc.^	7,688,213
22,900	Kellogg Co.	1,498,576
115,766	Nestle SA, Registered Shares	8,488,388

		21,365,690

Health Care Equipment & Supplies (4.0%):
142,282	Abbott Laboratories	6,405,536
42,101	Covidien plc	4,306,090
94,157	Medtronic, Inc.^	6,798,135
54,875	St. Jude Medical, Inc.	3,568,521

		21,078,282

Health Care Providers & Services (1.1%):
65,289	Express Scripts Holding Co.*	5,528,020

Hotels, Restaurants & Leisure (0.9%):
53,140	McDonald’s Corp.	4,979,218

Household Products (0.5%):
31,404	Procter & Gamble Co. (The)	2,860,590

Industrial Conglomerates (3.4%):
66,287	3M Co.	10,892,280
79,096	Danaher Corp.	6,779,318

		17,671,598

Insurance (7.9%):
51,176	ACE, Ltd.	5,879,099
64,462	Aon plc	6,112,931
39,206	Chubb Corp. (The)^	4,056,645
183,566	MetLife, Inc.	9,929,086
59,016	Prudential Financial, Inc.	5,338,587
92,552	Travelers Cos., Inc. (The)^	9,796,629

		41,112,977

IT Services (4.8%):
131,445	Accenture plc, Class A	11,739,353
42,199	Fidelity National Information Services, Inc.	2,624,778
51,451	Fiserv, Inc.*	3,651,477
44,907	International Business Machines Corp.	7,204,879

		25,220,487

Leisure Products (0.6%):
43,044	Hasbro, Inc.^	2,366,990
23,528	Mattel, Inc.	728,074

		3,095,064

Life Sciences Tools & Services (1.1%):
45,064	Thermo Fisher Scientific, Inc.	5,646,069

Continued

4

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Machinery (1.5%):
25,399	Illinois Tool Works, Inc.	$2,405,285
31,421	Pentair, Ltd.	2,086,983
32,498	Stanley Black & Decker, Inc.	3,122,408

		7,614,676

Media (5.3%):
106,373	Comcast Corp., Class A^	6,123,361
25,657	McGraw-Hill Cos., Inc. (The)	2,282,960
79,566	Omnicom Group, Inc.^	6,163,977
52,766	Time Warner Cable, Inc.	4,507,272
5,642	Time, Inc.^	138,850
47,821	Viacom, Inc., Class B	3,598,530
56,019	Walt Disney Co. (The)	5,276,430

		28,091,380

Multiline Retail (1.9%):
21,130	Kohl’s Corp.^	1,289,775
113,127	Target Corp.^	8,587,471

		9,877,246

Oil, Gas & Consumable Fuels (5.0%):
68,931	Chevron Corp.	7,732,680
32,876	EOG Resources, Inc.	3,026,893
108,607	Exxon Mobil Corp.	10,040,717
69,189	Occidental Petroleum Corp.	5,577,325

		26,377,615

Pharmaceuticals (8.2%):
175,898	Johnson & Johnson Co.	18,393,653
123,340	Merck & Co., Inc.	7,004,479
17,892	Novartis AG, Registered Shares	1,645,979
476,004	Pfizer, Inc.	14,827,524
5,134	Roche Holding AG	1,391,942

		43,263,577

Professional Services (0.2%):
10,851	Equifax, Inc.	877,520

Road & Rail (0.6%):
46,298	Canadian National Railway Co.	3,190,395

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued

Semiconductors & Semiconductor Equipment (1.2%):
115,215	Texas Instruments, Inc.	$6,159,970

Software (1.0%):
120,529	Oracle Corp.	5,420,189

Specialty Retail (1.0%):
22,467	Advance Auto Parts, Inc.	3,578,544
18,418	Bed Bath & Beyond, Inc.*^	1,402,899

		4,981,443

Tobacco (5.2%):
59,812	Altria Group, Inc.	2,946,937
24,024	Imperial Tobacco Group plc	1,051,957
85,766	Lorillard, Inc.	5,398,112
214,552	Philip Morris International, Inc.	17,475,261

		26,872,267

Wireless Telecommunication Services (0.6%):
853,018	Vodafone Group plc	2,922,474

Total Common Stocks (Cost $358,289,755)		517,891,170

Convertible Preferred Stock (0.1%):
Aerospace & Defense (0.1%):
7,000	United Technologies Corp., 0.49%	429,310

Total Convertible Preferred Stock (Cost $403,403)		429,310

Securities Held as Collateral for Securities on Loan (11.1%):
$58,253,255	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	58,253,255

Total Securities Held as Collateral for Securities on Loan (Cost $58,253,255)		58,253,255

Unaffiliated Investment Company (0.2%):
871,051	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	871,051

Total Unaffiliated Investment Company (Cost $871,051)		871,051

Total Investment Securities (Cost $417,817,464)(c) — 110.1%		577,444,786
Net other assets (liabilities) — (10.1)%		(53,183,282)

Net Assets — 100.0%		$524,261,504

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $56,552,113.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL MFS Value Fund

Schedule of Portfolio Investments

December 31, 2014

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Canada	0.6%
France	0.6%
Ireland (Republic of)	5.1%
Netherlands	0.5%
Switzerland	3.0%
United Kingdom	3.7%
United States	86.5%

100.0%

See accompanying notes to the financial statements.

6

AZL MFS Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$417,817,464

Investment securities, at value*	$577,444,786
Cash	8,609
Interest and dividends receivable	877,261
Receivable for capital shares issued	110,303
Receivable for investments sold	4,935,593
Reclaims receivable	74,592
Prepaid expenses	4,443

Total Assets	583,455,587

Liabilities:
Payable for investments purchased	53,838
Payable for capital shares redeemed	411,795
Payable for collateral received on loaned securities	58,253,255
Manager fees payable	316,876
Administration fees payable	13,210
Distribution fees payable	112,076
Custodian fees payable	6,546
Administrative and compliance services fees payable	1,475
Trustee fees payable	30
Other accrued liabilities	24,982

Total Liabilities	59,194,083

Net Assets	$524,261,504

Net Assets Consist of:
Capital	$387,465,167
Accumulated net investment income/(loss)	10,556,246
Accumulated net realized gains/(losses) from investment transactions	(33,377,578)
Net unrealized appreciation/(depreciation) on investments	159,617,669

Net Assets	$524,261,504

Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,238,789
Net Asset Value (offering and redemption price per share)	$13.03

*	Includes securities on loan of $56,552,113.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$16,172,497
Income from securities lending	41,009
Foreign withholding tax	(138,243)

Total Investment Income	16,075,263

Expenses:
Manager fees	3,930,262
Administration fees	148,879
Distribution fees	1,330,677
Custodian fees	30,707
Administrative and compliance services fees	7,170
Trustee fees	27,750
Professional fees	29,759
Shareholder reports	25,427
Other expenses	13,120

Total expenses before reductions	5,543,751
Less expenses voluntarily waived/reimbursed by the Manager	(170,569)
Less expenses paid indirectly	(50)

Net expenses	5,373,132

Net Investment Income/(Loss)	10,702,131

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	31,438,896
Change in net unrealized appreciation/depreciation on investments	9,252,894

Net Realized/Unrealized Gains/(Losses) on Investments	40,691,790

Change in Net Assets Resulting From Operations	$51,393,921

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL MFS Value Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$10,702,131	$7,183,079
Net realized gains/(losses) on investment transactions	31,438,896	17,240,418
Change in unrealized appreciation/depreciation on investments	9,252,894	122,989,459

Change in net assets resulting from operations	51,393,921	147,412,956

Dividends to Shareholders:
From net investment income	(7,189,322)	(7,468,004)

Change in net assets resulting from dividends to shareholders	(7,189,322)	(7,468,004)

Capital Transactions:
Proceeds from shares issued	8,875,243	41,951,702
Proceeds from dividends reinvested	7,189,322	7,468,004
Value of shares redeemed	(85,707,375)	(63,453,634)

Change in net assets resulting from capital transactions	(69,642,810)	(14,033,928)

Change in net assets	(25,438,211)	125,911,024
Net Assets:
Beginning of period	549,699,715	423,788,691

End of period	$524,261,504	$549,699,715

Accumulated net investment income/(loss)	$10,556,246	$7,224,526

Share Transactions:
Shares issued	742,171	3,999,588
Dividends reinvested	577,456	688,930
Shares redeemed	(6,947,248)	(6,034,797)

Change in shares	(5,627,621)	(1,346,279)

See accompanying notes to the financial statements.

8

AZL MFS Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$11.98	$8.98	$7.79		$8.24	$7.59

Investment Activities:
Net Investment Income/(Loss)	0.28	0.16	0.15		0.13	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.94	3.00	1.15		(0.50)	0.67

Total from Investment Activities	1.22	3.16	1.30		(0.37)	0.74

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.16)	(0.11)		(0.08)	(0.09)

Total Dividends	(0.17)	(0.16)	(0.11)		(0.08)	(0.09)

Net Asset Value, End of Period	$13.03	$11.98	$8.98		$7.79	$8.24

Total Return(a)	10.26%	35.42%	16.67%		(4.45)%	9.83%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$524,262	$549,700	$423,789		$436,251	$484,333
Net Investment Income/(Loss)	2.01%	1.46%	1.59%		1.40%	1.02%
Expenses Before Reductions(b)	1.04%	1.05%	1.06%		1.07%	1.08%
Expenses Net of Reductions	1.01%	1.01%	1.02%		1.04%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%	1.02%	1.02%		1.04%	1.05%
Portfolio Turnover Rate	12%	17%	95	%(d)	49%	34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Effective September 15, 2012, the Subadviser changed from Eaton Vance Management to Massachusetts Financial Services Company. Costs of purchases and proceeds from sales of portfolio securities associates with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

See accompanying notes to the financial statements.

9

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MFS Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $19.1 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,075 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MFS Value Fund	0.78%	1.20%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02%

11

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2014

of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $6,640 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

During the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

12

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Beverages	$1,017,139	$6,988,076	$8,005,215
Diversified Telecommunication Services	7,959,507	2,148,338	10,107,845
Food Products	9,186,789	12,178,901	21,365,690
Pharmaceuticals	40,225,656	3,037,921	43,263,577
Tobacco	25,820,310	1,051,957	26,872,267
Wireless Telecommunication Services	—	2,922,474	2,922,474
All Other Common Stocks+	405,354,102	—	405,354,102
Convertible Preferred Stock	429,310	—	429,310
Securities Held as Collateral for Securities on Loan	—	58,253,255	58,253,255
Unaffiliated Investment Company	871,051	—	871,051

Total Investment Securities	$490,863,864	$86,580,922	$577,444,786

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Value Fund	$62,647,558	$128,078,113

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $420,444,067. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$161,943,868
Unrealized depreciation	(4,943,149)

Net unrealized appreciation/(depreciation)	$157,000,719

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

	Expires 12/31/2017	Expires 12/31/2018	Total
AZL MFS Value Fund	$25,265,828	$5,491,128	$30,756,956

13

AZL MFS Value Fund

Notes to the Financial Statements

December 31, 2014

During the year ended December 31, 2014, the Fund utilized $31,245,433 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$7,189,322	$—	$7,189,322

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MFS Value Fund	$7,468,004	$—	$7,468,004

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MFS Value Fund	$10,562,811	$—	$(30,756,956)	$156,990,482	$136,796,337

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Mid Cap Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Mid Cap Index Fund returned 9.21%, which compared to a 9.77% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund attempts to replicate the performance of the S&P Mid Cap 400 index of U.S. mid-cap stocks.

U.S. equities moved higher in 2014 as domestic economic growth gained momentum and interest rates remained low. The period started out on a negative note, however: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Equity markets declined sharply in January, but the sell-off was short-lived. Investors soon learned that the recent weakness in the U.S. economic data was weather-related, and therefore temporary. Meanwhile, the Federal Reserve shifted its position, announcing a more cautious approach to raising short-term rates.

U.S. equities moved higher throughout the period, but volatility increased through the period. A combination of high valuations and persistent expectations of higher interest rates left stocks vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza—added to concerns.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. U.S. stocks recovered from a September sell-off to post impressive gains through the fourth quarter of 2014 as economic data continued to impress investors and helped to fuel a positive corporate earnings season. A sharp decline in oil prices later in the period contributed to uncertainty about global growth, but helped buoy U.S. stocks as it led to a pickup in consumer spending.

The Fund slightly underperformed its benchmark due in large part to the effect of fees and expenses. These negatives were partially offset by gains from slight differences in weightings between the holdings in the Fund and the index.*

Consumer staples was the top performing sector of the period as many investors turned to more defensive holdings as volatility increased during the period. Sectors with ties to cyclical growth also performed well, including the telecommunications services and health care sectors. The industrials and materials sectors underperformed the index, in large part due to a decline in commodity prices, including oil, and weakness in the energy sector. Oil’s decline had the largest impact on the energy sector, however, which posted a large loss for the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® Mid Cap Index Fund	9.21%	19.32%	15.65%	19.21%
S&P MidCap 400 Index	9.77%	19.99%	16.54%	20.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Mid Cap Index Fund	0.60%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.71% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.58%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Mid Cap Index Fund	$1,000.00	$1,018.50	$2.90	0.57%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Mid Cap Index Fund	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	22.1%
Information Technology	17.0
Industrials	15.0
Consumer Discretionary	13.0
Health Care	9.8
Materials	7.1
Utilities	4.7
Energy	3.9
Consumer Staples	3.2
Telecommunication Services	0.1

Total Common Stocks	95.9
Securities Held as Collateral for Securities on Loan	13.6
Money Market	4.3

Total Investment Securities	113.8
Net other assets (liabilities)	(13.8)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (95.9%):
Aerospace & Defense (1.6%):
10,389	Alliant Techsystems, Inc.	$1,207,721
34,252	BE Aerospace, Inc.*	1,987,301
10,392	Esterline Technologies Corp.*^	1,139,795
60,720	Exelis, Inc.	1,064,422
15,701	Huntington Ingalls Industries, Inc.	1,765,734
17,136	KLX, Inc.*	706,860
16,513	Triumph Group, Inc.	1,110,004

		8,981,837

Airlines (0.7%):
742,777	Alaska Air Group, Inc.	2,556,354
79,747	JetBlue Airways Corp.*^	1,264,787

		3,821,141

Auto Components (0.3%):
47,618	Gentex Corp.	1,720,438

Automobiles (0.2%):
15,115	Thor Industries, Inc.	844,475

Banks (4.6%):
49,417	Associated Banc-Corp.^	920,639
27,839	BancorpSouth, Inc.^	626,656
14,266	Bank of Hawaii Corp.^	846,116
24,129	Cathay General Bancorp	617,461
15,599	City National Corp.	1,260,555
26,941	Commerce Bancshares, Inc.^	1,171,671
17,848	Cullen/Frost Bankers, Inc.	1,260,783
46,694	East West Bancorp, Inc.	1,807,525
76,490	First Horizon National Corp.^	1,038,734
115,166	First Niagara Financial Group, Inc.	970,849
53,816	FirstMerit Corp.	1,016,584
60,238	Fulton Financial Corp.	744,542
26,522	Hancock Holding Co.	814,225
18,838	International Bancshares Corp.	499,961
30,693	PacWest Bancorp	1,395,304
19,522	Prosperity Bancshares, Inc.	1,080,738
16,366	Signature Bank*	2,061,460
16,540	SVB Financial Group*	1,919,798
44,405	Synovus Financial Corp.	1,202,931
54,419	TCF Financial Corp.	864,718
21,957	Trustmark Corp.^	538,825
70,683	Umpqua Holdings Corp.	1,202,318
71,576	Valley National Bancorp^	695,003
29,365	Webster Financial Corp.	955,243

		25,512,639

Biotechnology (0.8%):
24,814	Cubist Pharmaceuticals, Inc.*	2,497,529
15,447	United Therapeutics Corp.*	2,000,232

		4,497,761

Building Products (0.9%):
24,457	A.O. Smith Corp.	1,379,619
51,298	Fortune Brands Home & Security, Inc.	2,322,261
14,370	Lennox International, Inc.^	1,366,156

		5,068,036

Shares		Fair Value
Common Stocks, continued
Capital Markets (1.6%):
38,452	Eaton Vance Corp.^	$1,573,840
30,936	Federated Investors, Inc., Class B^	1,018,722
47,775	Janus Capital Group, Inc.^	770,611
40,975	Raymond James Financial, Inc.	2,347,459
42,412	SEI Investments Co.	1,698,176
27,187	Waddell & Reed Financial, Inc., Class A	1,354,456

		8,763,264

Chemicals (2.9%):
25,455	Albemarle Corp.^	1,530,609
20,750	Ashland, Inc.	2,485,019
20,825	Cabot Corp.	913,385
23,450	Cytec Industries, Inc.	1,082,687
11,230	Minerals Technologies, Inc.	779,924
3,464	NewMarket Corp.^	1,397,828
25,424	Olin Corp.^	578,904
29,559	PolyOne Corp.	1,120,582
43,413	RPM International, Inc.	2,201,473
14,437	Scotts Miracle-Gro Co. (The)	899,714
15,670	Sensient Technologies Corp.	945,528
24,794	Valspar Corp. (The)	2,144,185

		16,079,838

Commercial Services & Supplies (1.8%):
17,737	Clean Harbors, Inc.*^	852,263
36,988	Copart, Inc.*	1,349,692
37,890	Corrections Corp. of America^	1,376,923
16,156	Deluxe Corp.	1,005,711
19,364	Herman Miller, Inc.	569,883
14,435	HNI Corp.	737,051
10,239	MSA Safety, Inc.^	543,589
65,008	R.R. Donnelley & Sons Co.	1,092,459
20,846	Rollins, Inc.	690,003
40,373	Waste Connections, Inc.	1,776,007

		9,993,581

Communications Equipment (1.1%):
42,862	Arris Group, Inc.*	1,294,004
34,687	Ciena Corp.*^	673,275
12,097	InterDigital, Inc.	639,931
75,436	JDS Uniphase Corp.*	1,034,982
13,970	Plantronics, Inc.	740,689
44,404	Polycom, Inc.*	599,454
50,433	Riverbed Technology, Inc.*	1,029,338

		6,011,673

Construction & Engineering (0.5%):
50,038	Aecom Technology Corp.*	1,519,654
11,731	Granite Construction, Inc.^	446,013
47,215	KBR, Inc.	800,294

		2,765,961

Construction Materials (0.2%):
16,352	Eagle Materials, Inc.	1,243,243

Continued

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Consumer Finance (0.3%):
137,660	SLM Corp.	$1,402,755

Containers & Packaging (2.0%):
21,046	AptarGroup, Inc.	1,406,715
32,491	Bemis Co., Inc.	1,468,918
11,035	Greif, Inc., Class A	521,183
31,998	Packaging Corp. of America	2,497,444
45,537	Rock-Tenn Co., Class A	2,776,846
14,179	Silgan Holdings, Inc.	759,994
32,924	Sonoco Products Co.	1,438,779

		10,869,879

Distributors (0.5%):
98,556	LKQ Corp.*	2,771,395

Diversified Consumer Services (1.0%):
31,405	Apollo Group, Inc., Class A*	1,071,225
18,708	DeVry, Inc.	888,069
1,433	Graham Holdings Co., Class B	1,237,696
67,514	Service Corp. International	1,532,567
19,982	Sotheby’s^	862,823

		5,592,380

Diversified Financial Services (0.6%):
27,442	CBOE Holdings, Inc.	1,740,372
36,426	MSCI, Inc., Class A	1,728,049

		3,468,421

Electric Utilities (1.7%):
19,644	Cleco Corp.	1,071,384
50,052	Great Plains Energy, Inc.	1,421,977
33,368	Hawaiian Electric Industries, Inc.^	1,117,161
16,355	IDACORP, Inc.	1,082,537
64,828	OGE Energy Corp.	2,300,098
25,923	PNM Resources, Inc.	768,098
42,526	Westar Energy, Inc.	1,753,772

		9,515,027

Electrical Equipment (1.1%):
14,107	Acuity Brands, Inc.	1,975,968
13,921	Belden CDT, Inc.	1,097,114
17,669	Hubbell, Inc., Class B	1,887,579
14,530	Regal-Beloit Corp.	1,092,656

		6,053,317

Electronic Equipment, Instruments & Components (3.2%):
31,509	Arrow Electronics, Inc.*	1,824,056
44,561	Avnet, Inc.	1,917,014
28,319	Cognex Corp.*	1,170,424
13,510	FEI Co.	1,220,629
50,727	Ingram Micro, Inc., Class A*	1,402,094
11,547	IPG Photonics Corp.*^	865,101
12,700	Itron, Inc.*	537,083
62,881	Jabil Circuit, Inc.	1,372,692
54,483	Keysight Technologies, Inc.*	1,839,891
27,686	Knowles Corp.*^	652,005

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
32,795	National Instruments Corp.	$1,019,597
12,450	Tech Data Corp.*	787,214
84,215	Trimble Navigation, Ltd.*	2,235,066
44,160	Vishay Intertechnology, Inc.^	624,864

		17,467,730

Energy Equipment & Services (2.0%):
19,486	Atwood Oceanics, Inc.*	552,818
6,375	CARBO Ceramics, Inc.^	255,319
24,931	Dresser-Rand Group, Inc.*	2,039,355
12,834	Dril-Quip, Inc.*	984,753
31,947	Helix Energy Solutions Group, Inc.*	693,250
34,144	Oceaneering International, Inc.	2,008,009
17,289	Oil States International, Inc.*	845,432
47,651	Patterson-UTI Energy, Inc.	790,530
40,526	Rowan Cos. plc, Class A	945,066
49,478	Superior Energy Services, Inc.	996,982
16,192	Tidewater, Inc.^	524,783
15,012	Unit Corp.*	511,909

		11,148,206

Food & Staples Retailing (0.3%):
67,148	Supervalu, Inc.*	651,336
16,230	United Natural Foods, Inc.*^	1,254,984

		1,906,320

Food Products (1.8%):
30,544	Dean Foods Co.^	591,943
60,103	Flowers Foods, Inc.	1,153,377
32,826	Hain Celestial Group, Inc.*^	1,913,428
23,366	Ingredion, Inc.	1,982,370
6,320	Lancaster Colony Corp.	591,805
14,603	Post Holdings, Inc.*^	611,720
6,491	Tootsie Roll Industries, Inc.^	198,949
13,771	TreeHouse Foods, Inc.*	1,177,834
56,712	WhiteWave Foods Co., Class A*	1,984,352

		10,205,778

Gas Utilities (1.6%):
32,655	Atmos Energy Corp.	1,820,190
27,384	National Fuel Gas Co.^	1,904,010
16,942	ONE Gas, Inc.^	698,349
56,237	Questar Corp.	1,421,671
56,082	UGI Corp.	2,129,994
16,163	WGL Holdings, Inc.	882,823

		8,857,037

Health Care Equipment & Supplies (3.1%):
23,495	Align Technology, Inc.*	1,313,605
15,703	Cooper Cos., Inc. (The)	2,545,300
15,149	Halyard Health, Inc.*	688,825
18,717	Hill-Rom Holdings, Inc.	853,870
78,854	Hologic, Inc.*	2,108,556
15,508	IDEXX Laboratories, Inc.*^	2,299,371
45,340	ResMed, Inc.	2,541,761

Continued

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
18,012	Sirona Dental Systems, Inc.*	$1,573,708
19,331	STERIS Corp.^	1,253,615
13,472	Teleflex, Inc.^	1,546,855
17,883	Thoratec Corp.*	580,482

		17,305,948

Health Care Providers & Services (3.3%):
19,083	Centene Corp.*	1,981,770
37,822	Community Health Systems, Inc.*	2,039,362
25,335	Health Net, Inc.*	1,356,183
27,382	Henry Schein, Inc.*	3,728,059
28,577	HMS Holdings Corp.*^	604,118
14,730	LifePoint Hospitals, Inc.*	1,059,234
32,660	MEDNAX, Inc.*	2,159,153
31,836	Omnicare, Inc.^	2,321,799
20,531	Owens & Minor, Inc.^	720,843
27,353	VCA Antech, Inc.*	1,334,006
14,276	WellCare Health Plans, Inc.*	1,171,489

		18,476,016

Health Care Technology (0.1%):
55,151	Allscripts Healthcare Solutions, Inc.*	704,278

Hotels, Restaurants & Leisure (1.5%):
20,665	Brinker International, Inc.	1,212,829
14,980	Cheesecake Factory, Inc. (The)^	753,644
17,892	Domino’s Pizza, Inc.	1,684,890
80,481	International Game Technology	1,388,297
9,121	International Speedway Corp., Class A	288,680
11,716	Life Time Fitness, Inc.*^	663,360
8,333	Panera Bread Co., Class A*^	1,456,608
89,073	Wendy’s Co. (The)	804,329

		8,252,637

Household Durables (1.7%):
58,187	Jarden Corp.*	2,785,994
29,650	KB Home^	490,708
12,732	M.D.C. Holdings, Inc.^	337,016
1,265	NVR, Inc.*	1,613,292
19,818	Tempur-Pedic International, Inc.*	1,088,206
52,663	Toll Brothers, Inc.*	1,804,761
16,389	Tupperware Brands Corp.^	1,032,507

		9,152,484

Household Products (1.1%):
43,505	Church & Dwight Co., Inc.	3,428,629
20,196	Energizer Holdings, Inc.	2,596,398

		6,025,027

Industrial Conglomerates (0.3%):
20,871	Carlisle Cos., Inc.	1,883,399

Insurance (4.6%):
5,237	Alleghany Corp.*	2,427,350
23,999	American Financial Group, Inc.	1,457,219
52,485	Arthur J. Gallagher & Co.	2,470,994

Shares		Fair Value
Common Stocks, continued
Insurance, continued
20,235	Aspen Insurance Holdings, Ltd.	$885,686
38,330	Brown & Brown, Inc.	1,261,440
14,712	Everest Re Group, Ltd.	2,505,454
34,898	First American Financial Corp.^	1,183,042
14,326	Hanover Insurance Group, Inc. (The)	1,021,730
31,474	HCC Insurance Holdings, Inc.	1,684,488
16,288	Kemper Corp.	588,160
9,895	Mercury General Corp.	560,750
78,937	Old Republic International Corp.	1,154,848
17,278	Primerica, Inc.	937,504
25,651	Protective Life Corp.	1,786,592
22,344	Reinsurance Group of America, Inc.	1,957,781
12,528	RenaissanceRe Holdings, Ltd.	1,217,972
13,669	StanCorp Financial Group, Inc.	954,916
33,011	W.R. Berkley Corp.	1,692,144

		25,748,070

Internet & Catalog Retail (0.1%):
10,566	HSN, Inc.	803,016

Internet Software & Services (1.3%):
25,324	AOL, Inc.*	1,169,209
17,822	Equinix, Inc.	4,040,783
38,756	Rackspace Hosting, Inc.*^	1,814,168

		7,024,160

IT Services (2.8%):
25,055	Acxiom Corp.*	507,865
39,038	Broadridge Financial Solutions, Inc.	1,802,775
32,627	Convergys Corp.^	664,612
29,178	CoreLogic, Inc.*	921,733
9,528	DST Systems, Inc.	897,061
28,622	Gartner, Inc.*	2,410,259
21,992	Global Payments, Inc.	1,775,414
26,589	Jack Henry & Associates, Inc.	1,652,240
20,245	Leidos Holdings, Inc.	881,062
17,152	NeuStar, Inc., Class A*^	476,826
13,162	Science Applications International Corp.	651,914
36,780	VeriFone Systems, Inc.*	1,368,216
12,612	Wex, Inc.*	1,247,579

		15,257,556

Leisure Products (0.8%):
30,238	Brunswick Corp.	1,550,000
19,866	Polaris Industries, Inc.^	3,004,534

		4,554,534

Life Sciences Tools & Services (1.4%):
6,691	Bio-Rad Laboratories, Inc., Class A*	806,667
12,063	Bio-Techne Corp.	1,114,621
15,267	Charles River Laboratories International, Inc.*	971,592
18,405	Covance, Inc.*	1,911,175
9,282	Mettler-Toledo International, Inc.*	2,807,434

		7,611,489

Continued

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Machinery (4.5%):
27,215	AGCO Corp.^	$1,230,118
16,298	CLARCOR, Inc.^	1,086,099
16,122	Crane Co.	946,361
41,520	Donaldson Co., Inc.^	1,603,918
19,336	Graco, Inc.	1,550,360
26,316	Harsco Corp.	497,109
25,816	IDEX Corp.	2,009,518
29,801	ITT Corp.	1,205,748
25,741	Kennametal, Inc.	921,270
25,257	Lincoln Electric Holdings, Inc.	1,745,006
19,089	Nordson Corp.	1,488,178
25,963	Oshkosh Corp.	1,263,100
13,354	SPX Corp.	1,147,376
35,246	Terex Corp.	982,658
24,222	Timken Co.	1,033,795
50,637	Trinity Industries, Inc.	1,418,342
8,006	Valmont Industries, Inc.^	1,016,762
31,305	Wabtec Corp.	2,720,092
18,994	Woodward, Inc.	935,075

		24,800,885

Marine (0.4%):
14,762	Alexander & Baldwin, Inc.	579,556
18,560	Kirby Corp.*	1,498,535

		2,078,091

Media (1.5%):
19,237	AMC Networks, Inc., Class A*	1,226,743
33,879	Cinemark Holdings, Inc.	1,205,415
23,585	DreamWorks Animation SKG, Inc., Class A*^	526,653
15,267	John Wiley & Sons, Inc., Class A	904,417
25,958	Lamar Advertising Co., Class A^	1,392,388
47,002	Live Nation, Inc.*	1,227,223
11,864	Meredith Corp.^	644,452
42,570	New York Times Co. (The), Class A^	562,775
35,479	Time, Inc.	873,138

		8,563,204

Metals & Mining (1.7%):
17,325	Carpenter Technology Corp.^	853,256
49,910	Cliffs Natural Resources, Inc.^	356,357
38,462	Commercial Metals Co.	626,546
10,929	Compass Minerals International, Inc.	948,965
25,398	Reliance Steel & Aluminum Co.	1,556,136
21,209	Royal Gold, Inc.	1,329,804
78,205	Steel Dynamics, Inc.	1,543,767
12,486	TimkenSteel Corp.	462,357
47,328	United States Steel Corp.^	1,265,551
16,502	Worthington Industries, Inc.	496,545

		9,439,284

Multiline Retail (0.2%):
17,380	Big Lots, Inc.	695,548
99,228	J.C. Penney Co., Inc.*^	642,997

		1,338,545

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (1.1%):
36,081	Alliant Energy Corp.	$2,396,500
14,533	Black Hills Corp.	770,830
63,144	MDU Resources Group, Inc.	1,483,884
26,852	Vectren Corp.	1,241,368

		5,892,582

Oil, Gas & Consumable Fuels (1.9%):
99,278	California Resources Corp.*	547,022
23,814	Energen Corp.	1,518,381
27,828	Gulfport Energy Corp.*	1,161,541
63,643	HollyFrontier Corp.	2,385,340
88,347	Peabody Energy Corp.^	683,806
20,030	Rosetta Resources, Inc.*	446,869
21,938	SM Energy Co.^	846,368
23,727	Western Refining, Inc.	896,406
23,427	World Fuel Services Corp.^	1,099,429
66,188	WPX Energy, Inc.*^	769,766

		10,354,928

Paper & Forest Products (0.3%):
20,962	Domtar Corp.	843,092
46,283	Louisiana-Pacific Corp.*^	766,446

		1,609,538

Pharmaceuticals (1.1%):
49,989	Endo International plc*	3,605,207
20,725	Salix Pharmaceuticals, Ltd.*^	2,382,132

		5,987,339

Professional Services (1.0%):
10,932	Corporate Executive Board Co. (The)	792,898
13,358	FTI Consulting, Inc.*	516,020
25,732	Manpower, Inc.	1,754,150
22,739	Towers Watson & Co., Class A	2,573,373

		5,636,441

Real Estate Investment Trusts (REITs) (9.2%):
23,421	Alexandria Real Estate Equities, Inc.	2,078,380
34,196	American Campus Communities, Inc.	1,414,347
64,230	BioMed Realty Trust, Inc.	1,383,514
28,101	Camden Property Trust	2,074,978
30,108	Corporate Office Properties Trust	854,164
111,142	Duke Realty Corp.	2,245,068
24,990	Equity One, Inc.	633,746
35,945	Extra Space Storage, Inc.	2,107,815
22,158	Federal Realty Investment Trust	2,957,207
29,692	Highwoods Properties, Inc.^	1,314,762
18,663	Home Properties, Inc.	1,224,293
48,739	Hospitality Properties Trust	1,510,909
27,308	Kilroy Realty Corp.	1,886,164
36,325	LaSalle Hotel Properties	1,470,073
48,318	Liberty Property Trust	1,818,206
27,249	Mack-Cali Realty Corp.	519,366
24,478	Mid-America Apartment Communities, Inc.	1,828,017
42,901	National Retail Properties, Inc.^	1,689,012

Continued

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts, continued
41,450	Omega Healthcare Investors, Inc.^	$1,619,452
13,216	Potlatch Corp.	553,354
41,231	Rayonier, Inc.	1,151,994
72,420	Realty Income Corp.^	3,455,157
30,329	Regency Centers Corp.	1,934,384
66,292	Senior Housing Properties Trust	1,465,716
31,382	SL Green Realty Corp.	3,735,085
31,200	Tanger Factory Outlet Centers, Inc.	1,153,152
20,522	Taubman Centers, Inc.	1,568,291
83,005	UDR, Inc.	2,558,214
50,492	Washington Prime Group, Inc.^	869,472
36,597	Weingarten Realty Investors^	1,277,967

		50,352,259

Real Estate Management & Development (0.4%):
14,578	Jones Lang LaSalle, Inc.	2,185,680

Road & Rail (1.5%):
18,847	Con-way, Inc.	926,895
16,651	Genesee & Wyoming, Inc., Class A*	1,497,258
30,101	J.B. Hunt Transport Services, Inc.^	2,536,010
14,555	Landstar System, Inc.	1,055,674
22,142	Old Dominion Freight Line, Inc.*	1,719,105
14,509	Werner Enterprises, Inc.^	451,955

		8,186,897

Semiconductors & Semiconductor Equipment (3.4%):
204,470	Advanced Micro Devices, Inc.*^	545,935
135,756	Atmel Corp.*	1,139,672
38,837	Cree, Inc.*^	1,251,328
48,280	Cypress Semiconductor Corp.^	689,438
38,618	Fairchild Semiconductor International, Inc.*	651,872
48,368	Integrated Device Technology, Inc.*	948,013
23,276	International Rectifier Corp.*	928,712
42,161	Intersil Corp., Class A	610,070
189,849	RF Micro Devices, Inc.*	3,149,595
21,704	Semtech Corp.*	598,379
12,815	Silicon Laboratories, Inc.*	610,250
62,000	Skyworks Solutions, Inc.	4,508,021
81,973	SunEdison, Inc.*^	1,599,293
70,428	Teradyne, Inc.	1,393,770

		18,624,348

Software (4.2%):
37,406	ACI Worldwide, Inc.*^	754,479
14,480	Advent Software, Inc.	443,667
29,892	Ansys, Inc.*	2,451,143
95,215	Cadence Design Systems, Inc.*^	1,806,229
52,246	CDK Global, Inc.	2,129,547
14,001	CommVault Systems, Inc.*	723,712
12,624	FactSet Research Systems, Inc.^	1,776,828
10,449	Fair Isaac Corp.	755,463
45,050	Fortinet, Inc.*	1,381,233
35,334	Informatica Corp.*	1,347,462

Shares		Fair Value
Common Stocks, continued
Software, continued
31,844	Mentor Graphics Corp.	$698,020
37,715	PTC, Inc.*	1,382,255
30,834	Rovi Corp.*	696,540
21,410	Solarwinds, Inc.*	1,066,860
22,184	Solera Holdings, Inc.	1,135,377
50,682	Synopsys, Inc.*	2,203,147
10,747	Tyler Technologies, Inc.*	1,176,152
9,230	Ultimate Software Group, Inc. (The)*	1,355,102

		23,283,216

Specialty Retail (4.1%):
20,997	Aaron’s, Inc.	641,878
23,230	Abercrombie & Fitch Co., Class A^	665,307
23,739	Advance Auto Parts, Inc.	3,781,149
56,966	American Eagle Outfitters, Inc.^	790,688
14,882	Ann, Inc.*	542,895
42,880	Ascena Retail Group, Inc.*	538,573
15,500	Cabela’s, Inc., Class A*^	817,005
49,769	Chico’s FAS, Inc.	806,755
25,268	CST Brands, Inc.	1,101,937
31,899	Dick’s Sporting Goods, Inc.	1,583,785
46,199	Foot Locker, Inc.	2,595,461
20,818	Guess?, Inc.	438,843
13,987	Murphy USA, Inc.*	963,145
157,703	Office Depot, Inc.*	1,352,303
17,222	Rent-A-Center, Inc.	625,503
26,075	Signet Jewelers, Ltd.	3,430,688
27,846	Williams-Sonoma, Inc.	2,107,386

		22,783,301

Technology Hardware, Storage & Peripherals (1.0%):
34,015	3D Systems Corp.*^	1,118,073
21,034	Diebold, Inc.^	728,618
20,092	Lexmark International, Inc., Class A^	829,197
54,780	NCR Corp.*	1,596,289
16,566	Zebra Technologies Corp., Class A*	1,282,374

		5,554,551

Textiles, Apparel & Luxury Goods (1.3%):
17,202	Carter’s, Inc.	1,501,907
11,269	Deckers Outdoor Corp.*^	1,025,930
32,486	Hanesbrands, Inc.	3,626,086
41,353	Kate Spade & Co.*	1,323,710

		7,477,633

Thrifts & Mortgage Finance (0.6%):
28,607	Astoria Financial Corp.	382,190
143,969	New York Community Bancorp, Inc.^	2,303,504
31,923	Washington Federal, Inc.^	707,094

		3,392,788

Trading Companies & Distributors (0.7%):
14,371	GATX Corp.^	826,907
16,425	MSC Industrial Direct Co., Inc., Class A^	1,334,532

Continued

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
34,840	NOW, Inc.*^	$896,433
8,881	Watsco, Inc.	950,267

		4,008,139

Water Utilities (0.3%):
57,423	Aqua America, Inc.	1,533,194

Wireless Telecommunication Services (0.1%):
31,927	Telephone & Data Systems, Inc.	806,157

Total Common Stocks (Cost $380,356,474)		531,249,746

Securities Held as Collateral for Securities on Loan (13.6%):
$75,634,895	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	75,634,895

Total Securities Held as Collateral for Securities on Loan (Cost $75,634,895)		75,634,895

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (4.3%):
$24,089,424	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	$24,089,424

Total Unaffiliated Investment Company (Cost $24,089,424)		24,089,424

Total Investment Securities (Cost $480,080,793)(c) — 113.8%		630,974,065
Net other assets (liabilities) — (13.8)%		(76,534,488)

Net Assets — 100.0%		$554,439,577

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $73,253,598.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $1,240,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 400 Index E-Mini March Futures	Long	3/20/15	164	$23,757,040	$618,881

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$480,080,793

Investment securities, at value*	$630,974,065
Segregated cash for collateral	1,240,000
Interest and dividends receivable	496,324
Receivable for capital shares issued	66,340
Receivable for variation margin on futures contracts	22,302
Prepaid expenses	4,588

Total Assets	632,803,619

Liabilities:
Cash overdraft	14,329
Payable for investments purchased	1,580,584
Payable for capital shares redeemed	468,292
Payable for collateral received on loaned securities	75,634,895
Payable for variation margin on futures contracts	329,120
Manager fees payable	116,990
Administration fees payable	12,832
Distribution fees payable	116,990
Custodian fees payable	4,546
Administrative and compliance services fees payable	1,564
Trustee fees payable	31
Other accrued liabilities	83,869

Total Liabilities	78,364,042

Net Assets	$554,439,577

Net Assets Consist of:
Capital	$375,573,110
Accumulated net investment income/(loss)	4,560,046
Accumulated net realized gains/(losses) from investment transactions	22,794,268
Net unrealized appreciation/(depreciation) on investments	151,512,153

Net Assets	$554,439,577

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,602,090
Net Asset Value (offering and redemption price per share)	$23.49

*	Includes securities on loan of $73,253,598.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$7,231,419
Income from securities lending	317,498

Total Investment Income	7,548,917

Expenses:
Manager fees	1,303,874
Administration fees	142,973
Distribution fees	1,303,874
Custodian fees	20,397
Administrative and compliance services fees	6,914
Trustee fees	26,388
Professional fees	29,358
Shareholder reports	16,647
Other expenses	113,168

Total expenses	2,963,593

Net Investment Income/(Loss)	4,585,324

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	22,711,018
Net realized gains/(losses) on futures contracts	1,558,577
Change in net unrealized appreciation/depreciation on investments	17,590,975

Net Realized/Unrealized Gains/(Losses) on Investments	41,860,570

Change in Net Assets Resulting From Operations	$46,445,894

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,585,324	$3,489,829
Net realized gains/(losses) on investment transactions	24,269,595	18,046,913
Change in unrealized appreciation/depreciation on investments	17,590,975	89,611,391

Change in net assets resulting from operations	46,445,894	111,148,133

Dividends to Shareholders:
From net investment income	(3,512,445)	(2,749,544)
From net realized gains	(18,594,993)	(6,424,726)

Change in net assets resulting from dividends to shareholders	(22,107,438)	(9,174,270)

Capital Transactions:
Proceeds from shares issued	54,240,054	95,250,096
Proceeds from dividends reinvested	22,107,438	9,174,270
Value of shares redeemed	(39,240,020)	(25,383,256)

Change in net assets resulting from capital transactions	37,107,472	79,041,110

Change in net assets	61,445,928	181,014,973
Net Assets:
Beginning of period	492,993,649	311,978,676

End of period	$554,439,577	$492,993,649

Accumulated net investment income/(loss)	$4,560,046	$3,473,538

Share Transactions:
Shares issued	2,379,889	4,734,634
Dividends reinvested	964,127	448,839
Shares redeemed	(1,718,067)	(1,276,597)

Change in shares	1,625,949	3,906,876

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.43	$17.27	$15.10	$16.17	$13.09

Investment Activities:
Net Investment Income/(Loss)	0.19	0.14	0.14	0.07	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.85	5.47	2.45	(0.47)	3.16

Total from Investment Activities	2.04	5.61	2.59	(0.40)	3.21

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.14)	(0.07)	(0.06)	(0.04)
Net Realized Gains	(0.82)	(0.31)	(0.35)	(0.61)	(0.09)

Total Dividends	(0.98)	(0.45)	(0.42)	(0.67)	(0.13)

Net Asset Value, End of Period	$23.49	$22.43	$17.27	$15.10	$16.17

Total Return(a)	9.21%	32.71%	17.22%	(2.32)%	24.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$554,440	$492,994	$311,979	$209,586	$154,995
Net Investment Income/(Loss)	0.88%	0.86%	1.04%	0.66%	0.71%
Expenses Before Reductions(b)	0.57%	0.58%	0.60%	0.63%	0.61%
Expenses Net of Reductions	0.57%	0.58%	0.60%	0.61%	0.60%
Portfolio Turnover Rate(c)	13%	12%	9%	15%	34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $29.3 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,427 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $23.8 million as of December 31, 2014. The monthly average notional amount for these contracts was $20.1 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$618,881	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$1,558,577	$162,448

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $6,421 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

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AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2014

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$531,249,746	$—	$531,249,746
Securities Held as Collateral for Securities on Loan	—	75,634,895	75,634,895
Unaffiliated Investment Company	24,089,424	—	24,089,424

Total Investment Securities	555,339,170	75,634,895	630,974,065

Other Financial Instruments:*
Futures Contracts	618,881	—	618,881

Total Investments	$555,958,051	$75,634,895	$631,592,946

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$81,605,648	$67,759,185

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AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2014

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $482,604,745. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$162,198,989
Unrealized depreciation	(13,829,669)

Net unrealized appreciation/(depreciation)	$148,369,320

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$6,714,812	$15,392,626	$22,107,438

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$4,058,929	$5,115,341	$9,174,270

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$6,630,030	$23,867,117	$—	$148,369,320	$178,866,467

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 62.32% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $15,392,626.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $3,202,367.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

24

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Money Market Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

Money market securities faced a challenging environment during the period. Interest rates remained low due in part to ongoing accommodative monetary policy by central banks such as the U.S. Federal Reserve. The LIBOR1, which is used as a benchmark rate for short-term loans, was virtually unchanged during the period. What’s more, increased regulation contributed to a decline in supply, as banks and other issuers had to contend with higher liquidity requirements.

In an effort to maintain competitive yields, we pursued a strategy of targeting securities with relatively longer weighted average maturity and weighted average life. This was accomplished primarily through the purchase of fixed- and floating-rate securities issued by highly rated financial institutions and government entities.

Very short-dated securities, such as those held to satisfy the liquidity requirements mandated under the new money market fund regulations, were generally lower-yielding and dragged on the Fund’s performance. The Fund enhanced its liquidity and diversification through holdings of municipal variable-rate demand notes, and, at times, an allocation to U.S. Treasuries.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	London Inter-Bank Offer Rate (“LIBOR”) is the interest rate that the largest international banks charge each other for loans.

1

AZL® Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Years
AZL® Money Market Fund	0.01%	0.00%	0.00%	1.43%
Three-Month U.S. Treasury Bill Index	0.03%	0.06%	0.08%	1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2014

	7 Day Average	7 Day Effective	30 Day Average
AZL® Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2014 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Money Market Fund	$1,000.00	$1,000.10	$1.01	0.20%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Money Market Fund	$1,000.00	$1,024.20	$1.02	0.20%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Commercial Paper	55.6%
Certificates of Deposit	34.7
Municipal Bond	6.3
U.S. Treasury Obligation	1.4
Corporate Bonds	1.1
Yankee Dollar	0.9

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Certificates of Deposit (34.7%):
Banks (33.6%)
$8,000,000	Bank of Montreal Chicago, 0.24%, 5/29/15	$8,000,000
8,000,000	Bank of Montreal Chicago, 0.24%, 7/16/15(a)	8,000,000
7,000,000	Bank of Montreal Chicago, 0.24%, 4/9/15(a)	7,000,000
5,000,000	Bank of Nova Scotia, 0.68%, 9/11/15(a)	5,014,203
8,000,000	Bank of Nova Scotia, 0.26%, 6/24/15(a)	8,000,000
19,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 1.00%, 3/27/15(a)	19,032,119
5,000,000	BNP Paribas, NY, 0.30%, 2/4/15	5,000,000
6,750,000	Canadian Imperial Bank of Commerce, 0.34%, 6/1/15(a)	6,750,000
14,000,000	Citibank NA, 0.25%, 2/6/15	14,000,000
10,000,000	Citibank NA, 0.25%, 5/11/15	10,000,000
10,000,000	Credit Agricole CIB, NY, 0.26%, 3/2/15	10,000,000
12,000,000	National Australia Bank, Ltd., 0.23%, 7/10/15(a)	12,000,000
5,000,000	National Bank of Canada, NY, 0.26%, 7/20/15(a)	5,000,000
8,000,000	National Bank of Canada, NY, 0.30%, 10/23/15(a)	8,000,000
3,000,000	Natixis, NY, 0.25%, 2/2/15	3,000,000
11,000,000	Rabobank Nederland NV, NY, 0.28%, 9/16/15(a)	11,000,000
7,000,000	Rabobank Nederland NV, NY, 0.35%, 1/12/15	7,000,000
8,000,000	Rabobank Nederland NV, NY, 0.28%, 5/6/15(a)	8,000,000
8,000,000	Skandinav Enskilda Bank, NY, 0.25%, 3/3/15	8,000,000
8,000,000	Skandinav Enskilda Bank, NY, 0.25%, 2/6/15	8,000,000
5,000,000	Societe Generale, NY, 0.25%, 2/2/15	5,000,000
3,000,000	State Street Bank & Trust Co., 0.28%, 10/23/15(a)	3,000,000
10,000,000	State Street Bank & Trust Co., 0.28%, 10/1/15(a)	10,000,000
4,500,000	Sumitomo Mitsui Bank, NY, 0.25%, 3/17/15	4,500,000
15,000,000	Sumitomo Mitsui Bank, NY, 0.25%, 2/6/15	15,000,000
7,000,000	Sumitomo Trust & Banking Co., Ltd., 0.27%, 4/15/15	7,000,000
12,000,000	Toronto Dominion Bank, NY, 0.25%, 10/6/15(a)	12,000,000
8,000,000	Toronto Dominion Bank, NY, 0.30%, 7/15/15	7,999,994

		235,296,316

Diversified Financial Services (1.1%)
5,000,000	Credit Industriel Et Commercial, NY, 0.30%, 4/8/15	5,000,000
3,000,000	Credit Industriel Et Commercial, NY, 0.30%, 1/8/15	3,000,000

		8,000,000

Total Certificates of Deposit (Cost $243,296,316)		243,296,316

Commercial Paper (55.6%):
Banks (13.7%)
20,000,000	Commonwealth Bank of Australia, 0.24%, 5/18/15(a)(b)	20,000,525
7,000,000	Commonwealth Bank of Australia, 0.25%, 5/15/15(a)(b)	7,000,000
10,000,000	DNB Bank ASA, 0.23%, 4/28/15(b)(c)	9,992,525
8,000,000	DNB Bank ASA, 0.22%, 1/20/15(b)(c)	7,999,071
7,000,000	HSBC Bank plc, 0.26%, 10/23/15(a)(b)	7,000,000
9,000,000	Macquarie Bank, Ltd., 0.32%, 2/19/15(b)(c)	8,996,080
25,000,000	Natixis, NY, 0.10%, 1/2/15(c)	24,999,931

Principal Amount		Fair Value
Commercial Paper, continued
Banks, continued
$10,000,000	Westpac Banking Corp., NY, 0.24%, 4/17/15(a)(b)	$10,000,000

		95,988,132

Diversified Financial Services (41.9%)
10,000,000	Antalis US Funding Corp., 0.23%, 1/6/15(b)(c)	9,999,681
5,000,000	Bedford Row Funding Corp., 0.29%, 11/20/15(a)(b)	5,000,000
10,000,000	Bedford Row Funding Corp., 0.28%, 1/28/15(b)(c)	9,997,900
12,000,000	CAFCO LLC, 0.25%, 2/2/15(c)	11,997,333
30,000,000	Caisse Centrale Desjardins du Quebec, 0.13%, 1/5/15(b)(c)	29,999,568
13,000,000	Chariot Funding LLC, 0.26%, 8/13/15(b)(c)	12,978,969
12,000,000	Charta LLC, 0.25%, 2/6/15(c)	11,997,000
8,466,000	Charta LLC, 0.25%, 5/12/15(c)	8,458,298
8,000,000	Collateralized CP Co. LLC, 0.30%, 3/9/15(c)	7,995,533
10,000,000	Collateralized CP Co. LLC, 0.30%, 3/16/15(c)	9,993,833
7,000,000	Collateralized CP Co. LLC, 0.30%, 2/2/15(c)	6,998,133
9,000,000	CRC Funding LLC, 0.25%, 2/4/15(c)	8,997,875
9,000,000	General Electric Capital Corp., 0.22%, 6/4/15(c)	8,991,530
10,000,000	General Electric Capital Corp., 0.20%, 2/2/15(c)	9,998,222
12,000,000	Gotham Funding Corp., 0.11%, 1/2/15(b)(c)	11,999,963
9,000,000	ING (US) Funding LLC, 0.24%, 1/16/15(c)	8,999,100
10,000,000	Kells Funding LLC, 0.24%, 9/22/15(a)	9,999,217
10,000,000	Kells Funding LLC, 0.24%, 2/13/15(a)	10,000,066
15,000,000	LMA Americas LLC, 0.11%, 1/2/15(b)(c)	14,999,954
15,000,000	Nederlandse Waterschapsbank NV, 0.24%, 10/1/15(a)(b)	15,000,000
11,960,000	Nieuw Amsterdam Receivables Corp., 0.10%, 1/2/15(b)(c)	11,959,967
3,000,000	Old Line Funding LLC, 0.22%, 3/6/15(b)(c)	2,998,827
32,000,000	Victory Receivables Corp., 0.11%, 1/2/15(b)(c)	31,999,903
21,280,000	Working Capital Management, 0.13%, 1/6/15(b)(c)	21,279,616

		292,640,488

Total Commercial Paper (Cost $388,628,620)		388,628,620

Corporate Bond (1.1%):
Hotels, Restaurants & Leisure (1.1%)
8,000,000	Jets Stadium Development LLC, Series A-4C, 0.09%, 4/1/47, Callable 3/4/15 @ 100.00(a)(d)	8,000,000

Total Corporate Bond (Cost $8,000,000)		8,000,000

Municipal Bonds (6.3%):
California (2.6%):
600,000	California Housing Finance Agency Revenue, Series E-1, 0.03%, 2/1/23, LOC: Freddie Mac, Fannie Mae, AMT(a)	600,000
8,500,000	Los Angeles Community Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.06%, 4/15/42, LIQ FAC: Fannie Mae, AMT(a)	8,500,000
9,300,000	San Francisco City & County Redevelopment Agency Multi-Family Housing Revenue, Series A, 0.05%, 6/15/35, LIQ FAC: Fannie Mae(a)	9,300,000

		18,400,000

Continued

4

AZL Money Market Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Municipal Bonds, continued
New York (2.1%):
$15,000,000	New York City Housing Development Corp. Multi-Family Rent Revenue, Series A, 0.02%, 3/15/36, LIQ FAC: Fannie Mae(a)	$15,000,000

Pennsylvania (1.6%):
10,900,000	Pennsylvania Housing Finance Agency Single Family Mortgage Revenue, Series 83C, 0.04%, 10/1/35, SPA: Bank of Tokyo-Mitsubishi UFJ, AMT(a)	10,900,000

Total Municipal Bonds (Cost $44,300,000)		44,300,000

Principal Amount		Fair Value
U.S. Treasury Obligation (1.4%):
U.S. Treasury Notes (1.4%)
$10,000,000	0.11%, 4/30/16(a)	$10,000,000

Total U.S. Treasury Obligation (Cost $10,000,000)		10,000,000

Yankee Dollar (0.9%):
Banks (0.9%)
6,100,000	Svenska Handelsbanken AB, 0.31%, 8/15/14(a)	6,100,000

Total Yankee Dollar (Cost $6,100,000)		6,100,000

Total Investment Securities (Cost $700,324,936)(e) — 100.0%		700,324,936
Net other assets (liabilities) — 0.0%		9,838

Net Assets — 100.0%		$700,334,774

Percentages indicated are based on net assets as of December 31, 2014.

AMT—Subject to alternative minimum tax

LIQ FAC— Liquidation facility

LOC—Line of credit

SPA—Securities purchase agreement

(a)	Variable Rate Security. The rate represents the rate in effect at December 31, 2014. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2014.

(d)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 1.14% of the net assets of the fund.

(e)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	8.3%
Canada	15.2%
France	10.1%
Japan	6.7%
Netherlands	4.7%
Norway	2.5%
Sweden	3.1%
United States	49.4%

100.0%

See accompanying notes to the financial statements.

5

AZL Money Market Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$700,324,936

Investment securities, at value	$700,324,936
Cash	670
Interest receivable	162,545
Receivable from Manager	45,908
Prepaid expenses	6,075

Total Assets	700,540,134

Liabilities:
Administration fees payable	16,295
Distribution fees payable	147,690
Custodian fees payable	5,771
Administrative and compliance services fees payable	2,071
Trustee fees payable	41
Other accrued liabilities	33,492

Total Liabilities	205,360

Net Assets	$700,334,774

Net Assets Consist of:
Capital	$700,287,255
Accumulated net realized gains/(losses) from investment transactions	47,519

Net Assets	$700,334,774

Shares of beneficial interest (unlimited number of shares authorized, no par value)	700,287,897
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$1,502,727

Total Investment Income	1,502,727

Expenses:
Manager fees	2,608,403
Administration fees	201,836
Distribution fees	1,863,149
Custodian fees	22,257
Administrative and compliance services fees	9,086
Trustee fees	36,493
Professional fees	37,977
Shareholder reports	27,944
Other expenses	19,349

Total expenses before reductions	4,826,494
Less expenses voluntarily waived/reimbursed by the Manager	(3,323,767)

Net expenses	1,502,727

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	48,636

Net Realized/Unrealized Gains/(Losses) on Investments	48,636

Change in Net Assets Resulting From Operations	$48,636

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Money Market Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net realized gains/(losses) on investment transactions	48,636	56,931

Change in net assets resulting from operations	48,636	56,931

Dividends to Shareholders:
From net realized gains	(57,581)	(17,239)

Change in net assets resulting from dividends to shareholders	(57,581)	(17,239)

Capital Transactions:
Proceeds from shares issued	333,098,108	486,550,509
Proceeds from dividends reinvested	57,581	17,239
Value of shares redeemed	(439,453,694)	(552,027,334)

Change in net assets resulting from capital transactions	(106,298,005)	(65,459,586)

Change in net assets	(106,306,950)	(65,419,894)
Net Assets:
Beginning of period	806,641,724	872,061,618

End of period	$700,334,774	$806,641,724

Share Transactions:
Shares issued	333,098,108	486,550,510
Dividends reinvested	57,581	17,239
Shares redeemed	(439,453,694)	(552,027,334)

Change in shares	(106,298,005)	(65,459,585)

See accompanying notes to the financial statements.

7

AZL Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—		—		—		—		—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Dividends to Shareholders From:
Net Investment Income	—		—		—		—		—	(a)
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	0.01%		—		—		—		—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$700,335		$806,642		$872,062		$865,626		$861,070
Net Investment Income/(Loss)	—		—		—		—		—
Expenses Before Reductions(c)	0.65%		0.65%		0.66%		0.66%		0.70%
Expenses Net of Reductions(d)	0.20%		0.22%		0.29%		0.28%		0.33%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

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AZL Money Market Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Money Market Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Money Market Reform

On July 23, 2014, the SEC approved significant reforms to the regulations governing money market funds under the 1940 Act. The rulemaking is designed to address money market funds’ susceptibility to heavy redemptions during periods of market stress, improve their ability to manage and mitigate potential contagion from such redemptions and increase the transparency of their risks, while preserving their benefits as much as possible. The new rules, with compliance dates ranging from nine months to two years from the effective date, will replace much of the current Rule 2a-7 under the Investment Company Act of 1940 and add new Rule 30b1-8 (“Form N-CR”). Additionally, Forms N-MFP and PF, along with the instructions to Form N-1A, have been revised as part of this reform.

At this time, there are no changes being made to the way the AZL Money Market Fund is managed or the way it operates, as the rules have a lengthy implementation period. Management of the Fund is reviewing and assessing the effect of the new rules. Additional information regarding the money market mutual fund regulatory changes may be found at the SEC’s website, www.sec.gov.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to

9

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2014

a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1. The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2. The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3. Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2014 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2014, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2015	Expires 12/31/2016	Expires 12/31/2017	Total
AZL Money Market Fund	$3,224,807	$3,776,228	$3,323,767	$10,324,802

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $9,557 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

10

AZL Money Market Fund

Notes to the Financial Statements

December 31, 2014

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

During the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Certificates of Deposit+	$—	$243,296,316	$243,296,316
Commercial Paper+	—	388,628,620	388,628,620
Corporate Bond	—	8,000,000	8,000,000
Municipal Bonds	—	44,300,000	44,300,000
U.S. Treasury Obligation	—	10,000,000	10,000,000
Yankee Dollar	—	6,100,000	6,100,000

Total Investment Securities	$—	$700,324,936	$700,324,936

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$54,425	$3,156	$57,581

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Money Market Fund	$17,239	$—	$17,239

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
AZL Money Market Fund	$47,519	$—	$—	$—	$47,519

6. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

12

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $3,156.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $54,425.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

15

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

16

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/ General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.
(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Morgan Stanley Global Real Estate Fund returned 13.77%. That compared to a 15.89% return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

The global real estate securities market experienced strong gains during the period under review. Each of the major regions gained and outperformed their respective broader equity markets for the period. Real estate share prices continued to be influenced by strong investor demand for core assets, as well as investors’ continuing search for yield. Share prices also fluctuated alongside renewed downward pressure on yields for high-quality assets, due in part to lower sovereign debt yields. The U.S. real estate market posted the best returns of any region, due to significant transaction activity demonstrating improved private market values, strong operating fundamentals, lower interest rates and the strength of the U.S. dollar.

The Fund is composed of three regional portfolios (United States, Europe and Asia) with a top-down global allocation that weights each of the three major regions relative to the benchmark index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. This top-down global allocation detracted from the Fund’s relative performance due to its overweight to Asia and underweight to the U.S. during the period.*

The Asian regional portfolio detracted from relative performance primarily because of stock selection in Japan. However, this negative impact was partially offset by an overweight position in Hong Kong.*

The U.S. and European regional portfolios outperformed the benchmark. In Europe, the Fund benefited from stock selection within and an overweight to the U.K., as well as stock selection in the Netherlands. These positive contributions were partially offset by the negative impact of stock selection in Sweden. In the U.S., the Fund benefited from an underweight to and stock selection within the net lease sector, an overweight to the apartment sector, and stock selection in the mall sector. These positive contributions were partially offset by the negative impact of stock selection in the hotel and health care sectors.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index Series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/06)
AZL® Morgan Stanley Global Real Estate Fund	13.77%	15.03%	10.62%	3.94%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	15.89%	15.89%	12.03%	4.75%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	15.02%	15.06%	11.25%	4.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund	1.29%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,024.40	$6.58	1.29%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Morgan Stanley Global Real Estate Fund	$1,000.00	$1,018.70	$6.56	1.29%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United States	50.1%
Japan	12.7
Hong Kong	9.7
United Kingdom	6.8
Australia	5.5
France	2.9
Singapore	2.6
Canada	2.1
Bermuda	1.7
Germany	1.3
All other countries	4.0

Total Common Stocks	99.4
Securities Held as Collateral for Securities on Loan	13.2
Money Market	0.2

Total Investment Securities	112.8
Net other assets (liabilities)	(12.8)

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (99.4%):
Diversified Real Estate Activities (16.0%):
638,000	CapitaLand, Ltd.	$1,585,589
56,000	City Developments, Ltd.	432,477
171,000	Hang Lung Properties, Ltd.	476,610
106,185	Henderson Land Development Co., Ltd.	737,156
118,303	Kerry Properties, Ltd.	427,456
277,000	Mitsubishi Estate Co., Ltd.	5,863,505
210,000	Mitsui Fudosan Co., Ltd.	5,649,002
244	Mobimo Holding AG, Registered Shares^	48,901
868,981	New World Development Co., Ltd.^	994,072
99,000	Sumitomo Realty & Development Co., Ltd.	3,373,043
475,544	Sun Hung Kai Properties, Ltd.	7,191,682
75,000	Tokyo Tatemono Co., Ltd.	546,290
111,340	UOL Group, Ltd.	584,447
292,035	Wharf Holdings, Ltd. (The)	2,097,404

		30,007,634

Diversified REITs (12.1%):
95	Activia Properties, Inc.	826,394
201,356	British Land Co. plc	2,418,609
77,099	Cousins Properties, Inc.	880,471
21,302	Crombie REIT	236,954
72,547	Dexus Property Group	410,133
31,121	Duke Realty Corp.	628,644
3,615	Fonciere des Regions SA	334,474
5,023	Gecina SA	628,596
281,843	GPT Group	995,498
43,700	Green REIT plc*	67,820
124,584	Hibernia REIT plc*	163,124
134	Hulic REIT, Inc.	202,648
6,623	ICADE	530,268
15	Kenedix Office Investment Corp.	84,221
132,801	Land Securities Group plc	2,376,031
773	Lexington Realty Trust^	8,488
27,090	Liberty Property Trust	1,019,397
511,154	Mirvac Group	738,030
1,166	PS Business Parks, Inc.	92,744
13,463	Shaftesbury plc	163,216
295,670	Stockland Trust Group	987,463
16,512	STORE Capital Corp.^	356,824
486	United Urban Investment Corp.	763,505
58,051	Vornado Realty Trust	6,833,182
7,780	Wereldhave NV	533,918
5,740	WP Carey, Inc.^	402,374

		22,683,026

Health Care Facilities (0.1%):
24,050	Extendicare, Inc.^	115,746

Health Care REITs (3.9%):
36,566	American Realty Capital Healthcare Trust	435,135
29,757	HCP, Inc.	1,310,201
9,680	Health Care REIT, Inc.	732,486
13,936	Healthcare Realty Trust, Inc.	380,732
5	Nippon Healthcare Investment Corp.*	11,640
97,185	Senior Housing Properties Trust	2,148,760

Shares		Fair Value
Common Stocks, continued
Health Care REITs, continued
32,061	Ventas, Inc.^	$2,298,774

		7,317,728

Hotel & Resort REITs (4.0%):
25,505	Chesapeake Lodging Trust	949,041
277,140	Host Hotels & Resorts, Inc.^	6,587,617

		7,536,658

Hotels, Resorts & Cruise Lines (2.4%):
12,480	Extended Stay America, Inc.	240,989
42,954	Hilton Worldwide Holdings, Inc.*	1,120,670
11,261	La Quinta Holdings, Inc.*	248,418
35,779	Starwood Hotels & Resorts Worldwide, Inc.	2,900,603

		4,510,680

Industrial REITs (3.2%):
178,000	Ascendas Real Estate Investment Trust	319,602
5,435	DCT Industrial Trust, Inc.	193,812
346	GLP J-REIT	383,478
280,852	Macquarie Goodman Group	1,294,402
464	Nippon Prologis REIT, Inc.	1,006,087
51,804	ProLogis, Inc.	2,229,126
20,044	Rexford Industrial Realty, Inc.	314,891
51,192	SERGO plc	293,408

		6,034,806

Office REITs (7.9%):
6,620	Alexandria Real Estate Equities, Inc.	587,459
5,279	Alstria Office AG^	65,663
361,039	Beni Stabili SpA^	253,516
26,850	BioMed Realty Trust, Inc.	578,349
29,497	Boston Properties, Inc.	3,795,969
16,799	Brookfield Canada Office Properties	389,928
68,000	CapitaCommercial Trust	90,035
223,000	Champion REIT	103,488
9,560	Corporate Office Properties Trust	271,217
18,403	Derwent Valley Holdings plc	859,447
31,704	Douglas Emmett, Inc.	900,394
67,452	Great Portland Estates plc	770,796
34,518	Hudson Pacific Properties, Inc.	1,037,611
252	Japan Real Estate Investment Corp.	1,212,983
55,368	Mack-Cali Realty Corp.	1,055,314
382	Mori Hills REIT Investment Corp., C Shares	546,683
4,498	New York REIT, Inc.^	47,634
268	Nippon Building Fund, Inc.	1,342,949
305	ORIX JREIT, Inc.^	427,026
24,688	Paramount Group, Inc.*	458,950
4,246	Workspace Group plc	50,196

		14,845,607

Real Estate Development (0.9%):
2,485,087	BGP Holdings plc*(a)(b)	—
53,000	China Resources Land, Ltd.	139,126
37,300	Dalian Wanda Commercial Properties Co., Ltd., H Shares*	238,122
235,600	Guangzhou R&F Properties Co., Ltd., H Shares	286,625
163	Helical Bar plc	973

Continued

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Real Estate Development, continued
114,500	Keppel DC REIT*	$84,299
213,418	Sino Land Co., Ltd.	342,604
49,543	ST Modwen Properties plc	295,861
100,795	Urban & Civic plc*	389,521

		1,777,131

Real Estate Operating Companies (10.5%):
3,600	AEON Mall Co., Ltd.	63,672
49,438	Atrium European Real Estate, Ltd.	244,591
15,512	Atrium Ljungberg AB, B Shares^	228,374
65,308	BR Malls Participacoes SA	403,812
67,600	BR Properties SA	260,763
8,830	BUWOG-Bauen Und Wohnen Gesellschaft mbH	174,976
63,256	Capital & Counties Properties plc	356,768
562,392	Capital & Regional plc	459,929
11,889	Castellum AB	185,580
104,929	Citycon Oyj	327,124
6,200	Daibiru Corp.^	58,283
21,909	Deutsche Annington Immobilien SE^	745,157
7,295	Deutsche Euroshop AG	319,414
20,582	Deutsche Wohnen AG	488,975
23,233	Entra ASA*	237,403
14,697	Fabege AB	188,716
35,684	First Capital Realty, Inc.^	573,279
21,416	Forest City Enterprises, Inc., Class A*^	456,161
14,978	GAGFAH SA*	335,086
569,000	Global Logistic Properties, Ltd.	1,064,431
177,509	Grainger Trust plc	519,470
9,830	Hispania Activos Inmobiliarios SA*	128,169
13,000	Hongkong Land Holdings, Ltd.	87,499
456,500	Hongkong Land Holdings, Ltd.	3,072,562
55,032	Hufvudstaden AB^	714,823
50,200	Hulic Co., Ltd.	499,138
374,346	Hysan Development Co., Ltd.	1,663,546
49,538	Iguatemi Empresa de Shopping Centers SA	458,617
104,398	Investa Office Fund	308,281
9,309	LEG Immobilien AG	698,290
329,899	LXB Retail Properties plc*	705,412
72,388	Norwegian Property ASA*	98,166
11,500	NTT Urban Development Corp.	115,381
44,166	Prime Office AG*	155,594
11,510	PSP Swiss Property AG^	991,352
355,788	Quintain Estates & Development plc*	527,741
68,264	Sponda Oyj	298,944
355,850	Swire Properties, Ltd.	1,050,302
1,710	Swiss Prime Site AG^	125,332
57,129	Unite Group plc	413,888

		19,805,001

Residential REITs (10.7%):
114	Advance Residence Investment^	304,450
35,566	AvalonBay Communities, Inc.^	5,811,129
12,927	Boardwalk REIT^	684,914
26,635	Camden Property Trust	1,966,728
3,611	Canadian Apartment Properties REIT	78,127
22,924	Equity Lifestyle Properties, Inc.	1,181,732

Shares or Principal Amount		Fair Value
Common Stocks, continued
Residential REITs, continued
106,406	Equity Residential Property Trust	$7,644,206
5,798	Essex Property Trust, Inc.	1,197,867
16,872	Mid-America Apartment Communities, Inc.	1,260,001

		20,129,154

Retail REITs (24.6%):
13,564	Acadia Realty Trust	434,455
283	Altarea SCA^	45,159
7,299	Calloway REIT	171,556
329,000	CapitaMall Trust	506,379
10,151	Corio NV	495,336
6,960	DDR Corp.^	127,786
8,562	Equity One, Inc.	217,132
8,006	Eurocommercial Properties NV^	339,573
5,977	Federal Realty Investment Trust^	797,690
181,052	Federation Centres	421,271
13	Frontier Real Estate Investment Corp.	59,509
148,217	General Growth Properties, Inc.	4,169,344
143,811	Hammerson plc	1,343,964
275	Japan Retail Fund Investment Corp.	580,026
36,530	Kimco Realty Corp.	918,364
13,994	Klepierre^	602,695
109,561	Liberty International plc	566,493
438,215	Link REIT (The)	2,735,773
35,405	Macerich Co. (The)^	2,953,131
3,761	Mercialys SA	83,883
33,113	National Retail Properties, Inc.^	1,303,659
13,529	Realty Income Corp.^	645,469
44,073	Regency Centers Corp.	2,810,976
73,730	RioCan REIT	1,677,731
914,071	Scentre Group	2,598,561
62,187	Simon Property Group, Inc.	11,324,875
242,000	SPH REIT	190,038
57,482	Tanger Factory Outlet Centers, Inc.	2,124,535
12,922	Unibail-Rodamco SE	3,302,310
3,220	Vastned Retail NV^	145,448
347,852	Westfield Corp.	2,542,601

		46,235,722

Specialized REITs (3.1%):
12,450	CubeSmart^	274,772
24,347	Public Storage, Inc.	4,500,543
78,775	Safestore Holdings, Ltd.	284,710
3,206	Sovran Self Storage, Inc.	279,627
33,474	Sunstone Hotel Investors, Inc.^	552,656

		5,892,308

Total Common Stocks (Cost $127,713,964)		186,891,201

Securities Held as Collateral for Securities on Loan (13.2%):
$24,717,686	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	24,717,686

Total Securities Held as Collateral for Securities on Loan (Cost $24,717,686)		24,717,686

Continued

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2014

Shares or Principal Amount		Fair Value
Unaffiliated Investment Company (0.2%):
416,788	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	$416,788

Total Unaffiliated Investment Company (Cost $416,788)		416,788

Total Investment Securities (Cost $152,848,438)(e) — 112.8%		212,025,675
Net other assets (liabilities) — (12.8%)		(24,134,045)

Net Assets — 100.0%		$187,891,630

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $23,698,629.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(d)	The rate represents the effective yield at December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “-” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	4.9%
Austria	0.1%
Belize	0.1%
Bermuda	1.5%
Brazil	0.4%
Canada	1.9%
China	0.1%
Finland	0.3%
France	2.6%
Germany	1.2%
Hong Kong	8.6%
Ireland	0.1%
Italy	0.1%
Japan	11.3%
Jersey	0.1%
Luxembourg	0.2%
Netherlands	0.7%
Norway	0.2%
Singapore	2.3%
Spain	0.1%
Sweden	0.6%
Switzerland	0.5%
United Kingdom	6.0%
United States	56.1%

100.0%

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$152,848,438

Investment securities, at value*	$212,025,675
Interest and dividends receivable	688,798
Foreign currency, at value (cost $121,622)	121,358
Receivable for investments sold	276,775
Reclaims receivable	15,887
Prepaid expenses	1,599

Total Assets	213,130,092

Liabilities:
Payable for investments purchased	198,911
Payable for capital shares redeemed	82,221
Payable for collateral received on loaned securities	24,717,686
Manager fees payable	144,957
Administration fees payable	6,702
Distribution fees payable	40,266
Custodian fees payable	34,611
Administrative and compliance services fees payable	621
Trustee fees payable	12
Other accrued liabilities	12,475

Total Liabilities	25,238,462

Net Assets	$187,891,630

Net Assets Consist of:
Capital	$160,292,215
Accumulated net investment income/(loss)	4,542,935
Accumulated net realized gains/(losses) from investment transactions	(36,117,988)
Net unrealized appreciation/(depreciation) on investments	59,174,468

Net Assets	$187,891,630

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,910,087
Net Asset Value (offering and redemption price per share)	$11.11

*	Includes securities on loan of $23,698,629.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$5,800,628
Income from securities lending	25,225
Foreign withholding tax	(251,704)

Total Investment Income	5,574,149

Expenses:
Manager fees	1,696,092
Administration fees	77,827
Distribution fees	471,136
Custodian fees	138,032
Administrative and compliance services fees	2,634
Trustee fees	10,166
Professional fees	11,125
Shareholder reports	11,284
Other expenses	5,578

Total expenses before reductions	2,423,874
Less expenses paid indirectly	(2,499)

Net expenses	2,421,375

Net Investment Income/(Loss)	3,152,774

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	9,054,212
Change in net unrealized appreciation/depreciation on investments	12,055,284

Net Realized/Unrealized Gains/(Losses) on Investments	21,109,496

Change in Net Assets Resulting From Operations	$24,262,270

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,152,774	$2,644,977
Net realized gains/(losses) on investment transactions	9,054,212	10,780,862
Change in unrealized appreciation/depreciation on investments	12,055,284	(7,756,047)

Change in net assets resulting from operations	24,262,270	5,669,792

Dividends to Shareholders:
From net investment income	(1,799,384)	(7,518,721)

Change in net assets resulting from dividends to shareholders	(1,799,384)	(7,518,721)

Capital Transactions:
Proceeds from shares issued	9,900,160	16,327,346
Proceeds from dividends reinvested	1,799,384	7,518,721
Value of shares redeemed	(28,066,128)	(24,042,571)

Change in net assets resulting from capital transactions	(16,366,584)	(196,504)

Change in net assets	6,096,302	(2,045,433)
Net Assets:
Beginning of period	181,795,328	183,840,761

End of period	$187,891,630	$181,795,328

Accumulated net investment income/(loss)	$4,542,935	$(651,973)

Share Transactions:
Shares issued	937,179	1,604,545
Dividends reinvested	168,324	772,736
Shares redeemed	(2,641,321)	(2,328,893)

Change in shares	(1,535,818)	48,388

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.86	$9.99	$7.82	$8.99	$7.57

Investment Activities:
Net Investment Income/(Loss)	0.18	0.16	0.16	0.13	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	1.17	0.14	2.16	(1.02)	1.34

Total from Investment Activities	1.35	0.30	2.32	(0.89)	1.57

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.43)	(0.15)	(0.28)	(0.15)

Total Dividends	(0.10)	(0.43)	(0.15)	(0.28)	(0.15)

Net Asset Value, End of Period	$11.11	$9.86	$9.99	$7.82	$8.99

Total Return(a)	13.77%	3.02%	29.86%	(9.94)%	20.86%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$187,892	$181,795	$183,841	$168,465	$185,485
Net Investment Income/(Loss)	1.67%	1.43%	1.69%	1.44%	2.91%
Expenses Before Reductions(b)	1.29%	1.29%	1.34%	1.35%	1.35%
Expenses Net of Reductions	1.28%	1.29%	1.34%	1.35%	1.34%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.29%	1.28%	1.34%	1.35%	1.35%
Portfolio Turnover Rate	32%	29%	34%	23%	27%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $5.4 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,524 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntarily waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2014

implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,338 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

During the year ended December 31, 2014, the Fund paid approximately $706 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. The valuation of these international equity securities may represent a transfer between input levels.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Diversified Real Estate Activities	$—	$30,007,634	$—	$30,007,634
Diversified REITs	10,459,078	12,223,948	—	22,683,026
Industrial REITs	2,737,829	3,296,977	—	6,034,806

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Level 3		Total

Office REITs	$9,122,825	$5,722,782	$—		$14,845,607
Real Estate Development	322,421	1,454,710	—	^	1,777,131
Real Estate Operating Companies	4,102,002	15,702,999	—		19,805,001
Residential REITs	19,824,704	304,450	—		20,129,154
Retail REITs	29,676,703	16,559,019	—		46,235,722
Specialized REITs	5,607,598	284,710	—		5,892,308
All Other Common Stocks+	19,480,812	—	—		19,480,812
Securities Held as Collateral for Securities on Loan	—	24,717,686	—		24,717,686
Unaffiliated Investment Company	416,788	—	—		416,788

Total Investment Securities	$101,750,760	$110,274,915	$—	^	$212,025,675

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
^	Represents the interest in securities that were determined to have a value of zero at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures are presented when there are significant

Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$60,224,626	$69,474,655

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets

BGP Holdings plc	8/21/09	$—	2,487,087	$—	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $165,776,849. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$59,907,711
Unrealized depreciation	(13,658,885)

Net unrealized appreciation/(depreciation)	$46,248,826

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2014

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL Morgan Stanley Global Real Estate Fund	$25,142,640

During the year ended December 31, 2014, the Fund utilized $5,673,295 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$1,799,384	$—	$1,799,384

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$7,518,721	$—	$7,518,721

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$6,496,150	$—	$(25,142,640)	$46,245,905	$27,599,415

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 7.16% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

21

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Morgan Stanley Mid Cap Growth Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Investment Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Morgan Stanley Mid Cap Growth Fund returned 0.82%. That compared to a 11.90% total return for its benchmark, the Russell Midcap® Growth Index1.

U.S. stocks delivered a strong performance in the year ended December 31, 2014, driven primarily by investor optimism about the economy. However, the market experienced periodic spikes in volatility during the period in response to a variety of factors. Economic concerns included the weather-related contraction in U.S. growth in the first quarter of 2014, moderation in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak, also disrupted the market. Nevertheless, the broad market rebounded to new highs following those downturns.

A widespread sell-off in high growth and high valuation multiple stocks began in March and continued through April. We believe the sell-off generally was driven by a broad rotation out of such names, rather than company-specific fundamentals. Although the share prices of several of our portfolio’s holdings took a hit during this downturn, these companies’ fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to increase the portfolio’s quality, and we remain optimistic about the long-term outlook for the companies owned.*

Stock selection was the key driver of the Fund’s underperformance relative to its benchmark. The main detractor was stock selection in the information technology sector, particularly holdings in internet software and services and in software. These stocks were negatively affected by the high growth and high multiple sell-off during the spring.

Stock selection in the consumer discretionary and industrials sectors also dampened relative results. Within these sectors, holdings in Internet, and catalog retail, specialty retail, commercial services and machinery lagged.*

Other sectors provided positive contributions. Most notably, the Fund benefited from a significant underweight position in energy, the worst-performing sector during the period. The health care sector performed well during the period. An overweight position and stock selection in the sector added to returns, and the Fund’s top two contributors to overall performance were health care stocks.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Morgan Stanley Mid Cap Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of mid-capitalization growth companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® Morgan Stanley Mid Cap Growth Fund	0.82%	14.93%	13.45%	9.11%
Russell Midcap® Growth Index	11.90%	20.71%	16.94%	9.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Mid Cap Growth Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.30% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Mid Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,004.90	$5.56	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Morgan Stanley Mid Cap Growth Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	32.3%
Consumer Discretionary	20.9
Health Care	20.2
Industrials	10.6
Consumer Staples	7.6
Private Placements	3.8
Financials	2.5

Total Common Stocks and Private Placements	97.9
Securities Held as Collateral for Securities on Loan	27.7
Money Market	2.3

Total Investment Securities	127.9
Net other assets (liabilities)	(27.9)

Net Assets	100.0%

3

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (94.1%):
Aerospace & Defense (2.6%):
61,547	TransDigm Group, Inc.	$12,084,753

Automobiles (3.6%):
76,571	Tesla Motors, Inc.*^	17,030,156

Beverages (1.0%):
43,836	Monster Beverage Corp.*	4,749,631

Biotechnology (1.6%):
27,086	Alnylam Pharmaceuticals, Inc.*^	2,627,342
3,171	Intercept Pharmaceuticals, Inc.*^	494,676
226,756	Ironwood Pharmaceuticals, Inc.*^	3,473,902
34,041	Seattle Genetics, Inc.*^	1,093,737

		7,689,657

Commercial Services & Supplies (1.1%):
38,410	Stericycle, Inc.*^	5,034,783

Communications Equipment (1.0%):
39,148	Palo Alto Networks, Inc.*^	4,798,370

Diversified Financial Services (2.5%):
249,747	MSCI, Inc., Class A^	11,847,998

Electrical Equipment (0.5%):
46,273	Solarcity Corp.*^	2,474,680

Food Products (6.6%):
101,843	Keurig Green Mountain, Inc.^	13,483,504
176,788	Mead Johnson Nutrition Co.	17,774,266

		31,257,770

Health Care Equipment & Supplies (5.1%):
45,020	Intuitive Surgical, Inc.*^	23,812,879

Health Care Technology (3.6%):
116,496	athenahealth, Inc.*^	16,973,467

Hotels, Restaurants & Leisure (5.9%):
3,522	Chipotle Mexican Grill, Inc.*	2,410,844
85,545	Ctrip.com International, ADR*	3,892,298
250,289	Dunkin’ Brands Group, Inc.^	10,674,826
62,501	Panera Bread Co., Class A*^	10,925,175

		27,903,143

Internet & Catalog Retail (3.3%):
398,397	Groupon, Inc.*^	3,290,759
65,818	TripAdvisor, Inc.*^	4,913,972
101,642	Zalando SE*^	3,122,667
169,844	zulily, Inc., Class A*^	3,974,350

		15,301,748

Internet Software & Services (14.1%):
113,381	Autohome, Inc., ADR*	4,122,533
72,387	LendingClub Corp.*	1,831,391
105,199	LinkedIn Corp., Class A*^	24,165,262
27,560	MercadoLibre, Inc.^	3,518,585
440,628	Twitter, Inc.*	15,805,326
43,349	Yelp, Inc.*^	2,372,491
226,179	Youku.com, Inc., ADR*^	4,028,247

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
105,142	Zillow, Inc., Class A*^	$11,133,486

		66,977,321

IT Services (5.0%):
79,099	FleetCor Technologies, Inc.*^	11,762,812
138,791	Gartner, Inc.*^	11,687,590

		23,450,402

Life Sciences Tools & Services (5.6%):
143,002	Illumina, Inc.*^	26,395,309

Machinery (1.7%):
159,474	Colfax Corp.*^	8,224,074

Media (3.7%):
146,408	McGraw-Hill Cos., Inc. (The)	13,027,384
240,431	Pandora Media, Inc.*^	4,286,885

		17,314,269

Pharmaceuticals (4.3%):
182,399	Endo International plc*^	13,154,616
12,198	Pharmacyclics, Inc.*^	1,491,327
125,905	Zoetis, Inc.	5,417,693

		20,063,636

Professional Services (4.7%):
90,348	IHS, Inc., Class A*	10,288,830
182,399	Verisk Analytics, Inc., Class A*^	11,682,656

		21,971,486

Software (11.3%):
261,620	FireEye, Inc.*^	8,261,960
43,535	NetSuite, Inc.*^	4,752,716
97,964	ServiceNow, Inc.*^	6,646,857
243,858	Splunk, Inc.*^	14,375,428
36,284	Tableau Software, Inc., Class A*^	3,075,432
175,050	Workday, Inc., Class A*^	14,285,831
618,353	Zynga, Inc.*^	1,644,819

		53,043,043

Technology Hardware, Storage & Peripherals (0.9%):
68,926	3D Systems Corp.*	2,265,598
23,744	Stratasys, Ltd.*^	1,973,364

		4,238,962

Textiles, Apparel & Luxury Goods (4.4%):
106,033	Lululemon Athletica, Inc.*^	5,915,581
162,136	Michael Kors Holdings, Ltd.*^	12,176,414
36,544	Under Armour, Inc., Class A*^	2,481,338

		20,573,333

Total Common Stocks (Cost $352,527,720)		443,210,870

Private Placements (3.8%):
Internet & Catalog Retail (1.0%):
37,815	Flipkart, Preferred(a)(b)	4,528,724
33,446	Peixe Urbano, Inc.*(a)(b)	14,382

		4,543,106

Continued

4

AZL Morgan Stanley Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Private Placements, continued
Internet Software & Services (2.8%):
76,914	Airbnb, Inc., Series D Preferred(a)(b)	$3,877,235
245,606	Dropbox, Inc.*(a)(b)	4,691,370
229,712	Palantir Technologies, Inc., Series G Preferred*(a)(b)	1,842,290
67,672	Palantir Technologies, Inc., Series H Preferred(a)(b)	542,729
67,672	Palantir Technologies, Inc., Series H-1 Preferred(a)(b)	542,729
116,948	Survey Monkey*(a)(b)	1,923,795

		13,420,148

Transportation Infrastructure (0.0%):
818,433	Better Place LLC, Preferred (a)(b)	—

Total Private Placements (Cost $12,470,580)		17,963,254

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (27.7%):
$130,546,629	Allianz Variable Insurance Products Securities Lending Collateral Trust(c)	$130,546,629

Total Securities Held as Collateral for Securities on Loan (Cost $130,546,629)		130,546,629

Unaffiliated Investment Company (2.3%):
10,619,439	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(d)	10,619,439

Total Unaffiliated Investment Company (Cost $10,619,439)		10,619,439

Total Investment Securities (Cost $506,164,368)(e) — 127.9%		602,340,192
Net other assets (liabilities) — (27.9)%		(131,243,184)

Net Assets — 100.0%		$471,097,008

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $127,060,868.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 3.81% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 3.81% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(d)	The rate represents the effective yield at December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

See accompanying notes to the financial statements.

5

AZL Morgan Stanley Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$506,164,368

Investment securities, at value*	$602,340,192
Interest and dividends receivable	122,929
Prepaid expenses	3,995

Total Assets	602,467,116

Liabilities:
Payable for capital shares redeemed	360,920
Payable for collateral received on loaned securities	130,546,629
Manager fees payable	320,515
Administration fees payable	10,752
Distribution fees payable	100,310
Custodian fees payable	7,299
Administrative and compliance services fees payable	1,115
Trustee fees payable	22
Other accrued liabilities	22,546

Total Liabilities	131,370,108

Net Assets	$471,097,008

Net Assets Consist of:
Capital	$311,535,200
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	63,385,984
Net unrealized appreciation/(depreciation) on investments	96,175,824

Net Assets	$471,097,008

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,816,034
Net Asset Value (offering and redemption price per share)	$16.94

*	Includes securities on loan of $127,060,868.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$2,805,210
Income from securities lending	699,887
Foreign withholding tax	(91,482)

Total Investment Income	3,413,615

Expenses:
Manager fees	3,970,942
Administration fees	132,925
Distribution fees	1,245,485
Custodian fees	32,214
Administrative and compliance services fees	6,412
Trustee fees	24,903
Professional fees	26,018
Shareholder reports	28,059
Other expenses	12,067

Total expenses before reductions	5,479,025
Less expenses paid indirectly	(343)

Net expenses	5,478,682

Net Investment Income/(Loss)	(2,065,067)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	65,527,998
Change in net unrealized appreciation/depreciation on investments	(59,837,454)

Net Realized/Unrealized Gains/(Losses) on Investments	5,690,544

Change in Net Assets Resulting From Operations	$3,625,477

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Morgan Stanley Mid Cap Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$(2,065,067)	$(1,529,697)
Net realized gains/(losses) on investment transactions	65,527,998	47,723,542
Change in unrealized appreciation/depreciation on investments	(59,837,454)	108,417,382

Change in net assets resulting from operations	3,625,477	154,611,227

Dividends to Shareholders:
From net investment income	—	(2,302,379)
From net realized gains	(45,641,605)	(12,984,446)

Change in net assets resulting from dividends to shareholders	(45,641,605)	(15,286,825)

Capital Transactions:
Proceeds from shares issued	19,882,292	36,881,920
Proceeds from dividends reinvested	45,641,605	15,286,825
Value of shares redeemed	(86,164,729)	(71,515,789)

Change in net assets resulting from capital transactions	(20,640,832)	(19,347,044)

Change in net assets	(62,656,960)	119,977,358
Net Assets:
Beginning of period	533,753,968	413,776,610

End of period	$471,097,008	$533,753,968

Accumulated net investment income/(loss)	$—	$(311)

Share Transactions:
Shares issued	1,108,483	2,267,067
Dividends reinvested	2,636,719	912,102
Shares redeemed	(4,815,902)	(4,434,151)

Change in shares	(1,070,700)	(1,254,982)

See accompanying notes to the financial statements.

7

AZL Morgan Stanley Mid Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.48	$13.73	$13.32	$14.31	$10.80

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.05)	0.08	(0.04)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.26	5.34	1.02	(0.90)	3.50

Total from Investment Activities	0.19	5.29	1.10	(0.94)	3.51

Dividends to Shareholders From:
Net Investment Income	—	(0.08)	—	(0.05)	—
Net Realized Gains	(1.73)	(0.46)	(0.69)	—	—

Total Dividends	(1.73)	(0.54)	(0.69)	(0.05)	—

Net Asset Value, End of Period	$16.94	$18.48	$13.73	$13.32	$14.31

Total Return(a)	0.82%	38.94%	8.36%	(6.57)%	32.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$471,097	$533,754	$413,777	$375,663	$456,423
Net Investment Income/(Loss)	(0.41)%	(0.32)%	0.62%	(0.20)%	0.07%
Expenses Before Reductions(b)	1.10%	1.11%	1.13%	1.14%	1.15%
Expenses Net of Reductions	1.10%	1.10%	1.12%	1.12%	1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.10%	1.11%	1.13%	1.13%	1.10%
Portfolio Turnover Rate	46%	49%	32%	32%	42%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when

9

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $66.8 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $69,210 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Morgan Stanley Mid Cap Growth Fund	0.85%	1.30%

*	The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and above $500 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $6,313 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Internet & Catalog Retail	$12,179,081	$3,122,667	$—	$15,301,748
All Other Common Stocks+	427,909,122	—	—	427,909,122
Private Placements+	—	—	17,963,254	17,963,254
Securities Held as Collateral for Securities on Loan	—	130,546,629	—	130,546,629
Unaffiliated Investment Company	10,619,439	—	—	10,619,439

Total Investment Securities	$450,707,642	$133,669,296	$17,963,254	$602,340,192

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

Quantitative Information about Level 3 Fair Value Measurements
Type of Assets	Fair Value at December 31, 2014	Valuation Basis at December 31, 2014	Valuation Technique(s)	Unobservable input(s)	Range	Weighted Average/ Selected Value

Investment Securities:

Private Placements:

Internet & Catalog Retail Flipkart, Preferred	$4,528,724	Market Approach	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76	$119.76

Peixe Urbano, Inc.	14,382	Market Approach	Asset Approach	Net Tangible Assets	$0.43	$0.43

Internet Software & Services Airbnb, Inc., Series D Preferred	3,877,235	Market Approach	Market Transaction Method	Precedent Transaction	$50.41	$50.41

Dropbox, Inc.	4,691,370	Market Approach	Market Transaction Method	Precedent Transaction of Preferred Stock	$19.10	$19.10

Palantir Technologies, Inc., Series H-1 Preferred	542,729	Market Approach	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89	$8.89

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.2x-13.1x	11.2x

				Discount for Lack of Marketability	15%	15%

Palantir Technologies, Inc., Series H Preferred	542,729	Market Approach	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89	$8.89

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.2x-13.1x	11.2x

				Discount for Lack of Marketability	15%	15%

Palantir Technologies, Inc., Series G	1,842,290	Market Approach	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89	$8.89

			Discounted Cash Flow	Weighted Average Cost of Capital	16%-18%	17%

				Perpetual Growth Rate	2.5%-3.5%	3%

			Market Comparable Companies	Enterprise Value/Revenue	10.2x-13.1x	11.2x

				Discount for Lack of Marketability	15%	15%

Survey Monkey	1,923,795	Market Approach	Market Transaction Method	Precedent Transaction	$16.45	$16.45

Total Investment Securities	$17,963,254

12

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

Private Placements
Balance as of December 31, 2013	$5,592,280
Change in Unrealized Appreciation/Depreciation*	7,315,777
Net Realized Gain (Loss)	—
Gross Purchases	5,055,197
Gross Sales	—

Balance as of December 31, 2014	$17,963,254

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2014.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Mid Cap Growth Fund	$225,371,158	$288,351,791

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares	Fair Value	Percentage of Net Assets

Airbnb, Inc., Series D Preferred	4/16/14	$3,131,402	76,914	$3,877,235	0.82%
Better Place LLC, Preferred	1/25/10	2,046,081	818,433	—	—%
Dropbox, Inc.	5/1/12	2,222,513	245,606	4,691,370	1.00%
Flipkart, Preferred	10/4/13	867,741	37,815	4,528,724	0.95%
Palantir Technologies, Inc., Series G Preferred	7/19/12	702,919	229,712	1,842,290	0.39%
Palantir Technologies, Inc., Series H Preferred	10/25/13	237,529	67,672	542,729	0.12%
Palantir Technologies, Inc., Series H-1 Preferred	10/25/13	237,529	67,672	542,729	0.12%
Peixe Urbano, Inc.	12/2/11	1,101,072	33,446	14,382	0.00%
Survey Monkey	11/25/14	1,923,795	116,948	1,923,795	0.41%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $511,634,434. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$126,070,346
Unrealized depreciation	(35,364,588)

Net unrealized appreciation/(depreciation)	$90,705,758

13

AZL Morgan Stanley Mid Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$7,571,845	$38,069,760	$45,641,605

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Mid Cap Growth Fund	$2,302,379	$12,984,446	$15,286,825

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Mid Cap Growth Fund	$882,844	$67,973,206	$—	$90,705,758	$159,561,808

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 24.99% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $38,069,760.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $7,571,845.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

18

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

19

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® NFJ International Value Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014 the AZL® NFJ International Value Fund returned -5.26%. That compared to a -4.48% and -3.44% total return for its benchmarks the MSCI EAFE Index1 and the MSCI ACWI Ex-US Index2.

International equity markets performed relatively well during the first half of the period, but those gains disappeared in the period’s second half. Investors responded negatively to several factors, including persistent weakness in global economies outside the U.S., and geopolitical issues such as Russia’s incursion into Ukraine. Several central banks—including in Europe, Japan and China—adopted aggressive easing policies to spur economic growth. International stocks lagged their U.S. counterparts during the period. Developed international markets underperformed emerging markets, though negative currency impacts during the period eroded stock returns in many emerging markets.

Toward the end of the period, a sizable drop in oil prices led to poor performance among many of the benchmark’s economic sectors. Just three out of 10 sectors recorded a positive return during the 12-month period. Energy was the worst performing sector, falling nearly 19%. By contrast, health care stocks gained nearly 8%.

The Fund underperformed its benchmark due to negative sector allocation and, to a lesser degree, negative regional allocations. The portfolio’s bottom-up stock selection somewhat offset that negative performance. By region, individual stock selection in the U.K. helped performance, but those results were countered by an overweight position in the U.K., which hurt results. Stock selection in Asia/Pacific and emerging markets detracted from relative performance. Overweight positions in North America and emerging markets benefited results while an underweight in Japan dragged on relative results.*

An overweight position in the energy sector hurt the Fund’s relative returns as many stocks in the sector performed poorly in the wake of declining oil prices. We believed valuations remained compelling despite falling commodity prices, and remained committed to our investment process of targeting deep value names.*

Individual stock selection in the consumer staples and utilities sectors dampened results. Holdings in the health care sector contributed to relative results, as did stock selection and an underweight position in the consumer discretionary sector. The Fund also benefited from an overweight in the utilities sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[2]	The MSCI ACWI Ex-US Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries.

Investors cannot invest directly in an index.

1

AZL® NFJ International Value Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® NFJ International Value Fund	-5.26%	8.44%	4.49%	9.89%
MSCI EAFE Index (gross of withholding taxes)	-4.48%	11.56%	5.81%	10.97%
MSCI EAFE Index (net of withholding taxes)	-4.90%	11.06%	5.33%	10.48%
MSCI ACWI Ex-US Index (gross of withholding taxes)	-3.44%	9.49%	4.89%	10.62%
MSCI ACWI Ex-US Index (net of withholding taxes)	-3.87%	8.99%	4.43%	10.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® NFJ International Value Fund	1.23%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International All Country World Index Ex-US (“MSCI ACWI Ex-US”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI ACWI Ex-US Index is unmanaged and captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The Indexes noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Indexes noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL NFJ International Value Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL NFJ International Value Fund	$1,000.00	$905.90	$5.96	1.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL NFJ International Value Fund	$1,000.00	$1,018.95	$6.31	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	31.7%
Consumer Discretionary	12.5
Energy	11.1
Industrials	8.3
Materials	7.5
Information Technology	7.0
Consumer Staples	6.2
Health Care	5.1
Telecommunication Services	3.9
Utilities	3.4

Total Common Stocks and Preferred Stock	96.7
Securities Held as Collateral for Securities on Loan	9.8
Money Market	3.5

Total Investment Securities	110.0
Net other assets (liabilities)	(10.0)

Net Assets	100.0%

3

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (94.6%):
Aerospace & Defense (2.3%):
113,950	BAE Systems plc, ADR^	$3,322,212

Auto Components (1.2%):
16,600	Magna International, Inc., ADR	1,804,254

Automobiles (3.3%):
243,450	Isuzu Motors, Ltd.	2,970,740
45,000	Tata Motors, Ltd., ADR	1,902,600

		4,873,340

Banks (20.0%):
101,400	Australia & New Zealand Banking Group, Ltd., ADR^	2,636,400
213,170	Banco Bradesco SA, ADR	2,850,083
1,810,700	Bank Rakyat Indonesia	1,686,734
494,500	Barclays plc	1,858,846
951,100	BOC Hong Kong Holdings, Ltd.	3,166,945
4,022,000	China Construction Bank	3,273,779
69,298	DnB NOR ASA	1,022,455
438,839	HSBC Holdings plc	4,146,730
1,526,000	Mizuho Financial Group, Inc.	2,564,564
61,100	Toronto-Dominion Bank (The)^	2,919,358
84,800	United Overseas Bank, Ltd., ADR	3,135,056

		29,260,950

Beverages (1.6%):
30,400	Carlsberg A/S, Class B	2,361,172

Chemicals (1.5%):
141,400	Israel Chemicals, Ltd.	1,021,563
26,900	Methanex Corp.	1,232,827

		2,254,390

Construction Materials (2.2%):
870,000	Anhui Conch Cement Co., Ltd.^	3,244,893

Containers & Packaging (1.1%):
69,797	Smurfit Kappa Group plc	1,567,140

Diversified Financial Services (1.0%):
20,800	Deutsche Boerse AG	1,490,435

Diversified Telecommunication Services (0.9%):
66,200	Telenor ASA	1,335,729

Electric Utilities (1.6%):
174,700	Companhia Paranaense de Energia, ADR^	2,300,799

Electronic Equipment, Instruments & Components (2.2%):
439,800	Hitachi, Ltd.	3,218,667

Energy Equipment & Services (0.8%):
18,736	Technip-Coflexip SA	1,118,663

Food Products (1.5%):
6,447,500	Golden Agri-Resources, Ltd.	2,236,582

Household Durables (2.2%):
133,115	Persimmon plc	3,255,850

Household Products (0.9%):
61,300	Svenska Cellulosa AB, ADR	1,317,337

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (3.2%):
62,460	Koc Holding AS, ADR	$1,648,319
27,300	Siemens AG, Registered Shares	3,095,732

		4,744,051

Insurance (8.8%):
62,900	Axis Capital Holdings, Ltd.	3,213,561
173,800	Manulife Financial Corp.^	3,317,842
17,700	RenaissanceRe Holdings, Ltd.	1,720,794
147,100	Zurich Insurance Group AG, ADR^	4,589,520

		12,841,717

IT Services (1.3%):
27,100	Cap Gemini SA	1,930,050

Machinery (1.0%):
67,600	Komatsu, Ltd.	1,498,911

Media (1.1%):
113,121	Sky plc	1,574,250

Metals & Mining (2.7%):
54,400	Rio Tinto plc, Registered Shares, ADR^	2,505,664
171,900	Vale SA, ADR	1,406,142

		3,911,806

Multiline Retail (2.2%):
216,250	Marks & Spencer Group plc, ADR	3,183,200

Multi-Utilities (1.6%):
555,900	Centrica plc	2,392,277

Oil, Gas & Consumable Fuels (10.3%):
1,067,418	Beach Energy, Ltd.	913,062
3,668,695	China Petroleum & Chemical Corp. (Sinopec), H Shares	2,970,544
49,700	LUKOIL, ADR	1,905,995
61,000	Royal Dutch Shell plc, ADR	4,083,950
86,400	Sasol, Ltd., ADR	3,280,608
114,900	Statoil ASA, ADR^	2,023,389

		15,177,548

Pharmaceuticals (5.1%):
31,000	Sanofi-Aventis SA	2,824,878
80,700	Teva Pharmaceutical Industries, Ltd., ADR	4,641,057

		7,465,935

Real Estate Management & Development (1.9%):
170,000	Cheung Kong Holdings, Ltd.	2,836,967

Semiconductors & Semiconductor Equipment (1.2%):
80,900	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,810,542

Software (2.3%):
28,700	Open Text Corp.	1,672,062
62,469	Sage Group plc (The), ADR	1,799,357

		3,471,419

Textile, Apparel, & Luxury Goods (0.4%):
565,000	Belle International Holdings, Ltd.	632,581

Continued

4

AZL NFJ International Value Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Tobacco (2.2%):
74,700	Imperial Tobacco Group plc	$3,270,945

Trading Companies & Distributors (1.8%):
9,600	Mitsui & Co., Ltd., ADR^	2,575,152

Water Utilities (0.2%):
49,300	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	310,097

Wireless Telecommunication Services (3.0%):
59,600	America Movil SAB de C.V., Series L, ADR	1,321,928
267,800	China Mobile, Ltd.	3,146,360

		4,468,288

Total Common Stocks (Cost $130,093,709)		139,058,149

Preferred Stock (2.1%):
Automobiles (2.1%):
13,700	Volkswagen AG, Preferred Shares	3,059,832

Total Preferred Stock (Cost $2,807,254)		3,059,832

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (9.8%):
$14,460,071	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$14,460,071

Total Securities Held as Collateral for Securities on Loan (Cost $14,460,071)		14,460,071

Unaffiliated Investment Company (3.5%):
5,200,597	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	5,200,597

Total Unaffiliated Investment Company (Cost $5,200,597)		5,200,597

Total Investment Securities (Cost $152,561,631)(c) — 110.0%		161,778,649
Net other assets (liabilities) — (10.0)%		(14,725,126)

Net Assets — 100.0%		$147,053,523

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $13,955,945.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Australia	2.2%
Bermuda	3.1%
Brazil	4.2%
Canada	6.8%
Cayman Islands	0.4%
China	5.9%
Denmark	1.5%
France	3.6%
Germany	4.7%
Hong Kong	5.7%
India	1.2%
Indonesia	1.0%
Ireland	1.0%

Country	Percentage
Israel	3.5%
Japan	7.9%
Mexico	0.8%
Norway	2.7%
Russian Federation	1.2%
Singapore	3.3%
South Africa	2.0%
Sweden	0.8%
Switzerland	2.8%
Taiwan	1.1%
Turkey	1.0%
United Kingdom	19.5%
United States	12.1%

100.0%

See accompanying notes to the financial statements.

5

AZL NFJ International Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$152,561,631

Investment securities, at value*	$161,778,649
Cash	10,849
Interest and dividends receivable	181,281
Foreign currency, at value (cost $44,525)	44,565
Receivable for investments sold	247,554
Reclaims receivable	20,793
Prepaid expenses	1,260

Total Assets	162,284,951

Liabilities:
Payable for investments purchased	611,903
Payable for capital shares redeemed	33
Payable for collateral received on loaned securities	14,460,071
Manager fees payable	112,419
Administration fees payable	4,508
Distribution fees payable	31,227
Custodian fees payable	7,694
Administrative and compliance services fees payable	331
Trustee fees payable	7
Other accrued liabilities	3,235

Total Liabilities	15,231,428

Net Assets	$147,053,523

Net Assets Consist of:
Capital	$133,757,745
Accumulated net investment income/(loss)	3,594,495
Accumulated net realized gains/(losses) from investment transactions	484,438
Net unrealized appreciation/(depreciation) on investments	9,216,845

Net Assets	$147,053,523

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,780,800
Net Asset Value (offering and redemption price per share)	$11.51

*	Includes securities on loan of $13,955,945.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$5,552,184
Income from securities lending	274,791
Foreign withholding tax	(294,787)

Total Investment Income	5,532,188

Expenses:
Manager fees	1,388,712
Administration fees	62,923
Distribution fees	385,753
Custodian fees	44,686
Administrative and compliance services fees	2,384
Trustee fees	9,392
Professional fees	10,524
Shareholder reports	2,227
Other expenses	4,042

Total expenses before reductions	1,910,643
Less expenses paid indirectly	(2,842)

Net expenses	1,907,801

Net Investment Income/(Loss)	3,624,387

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	804,278
Change in net unrealized appreciation/depreciation on investments	(12,424,092)

Net Realized/Unrealized Gains/(Losses) on Investments	(11,619,814)

Change in Net Assets Resulting From Operations	$(7,995,427)

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL NFJ International Value Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,624,387	$2,981,508
Net realized gains/(losses) on investment transactions	804,278	6,282,759
Change in unrealized appreciation/depreciation on investments	(12,424,092)	6,577,956

Change in net assets resulting from operations	(7,995,427)	15,842,223

Dividends to Shareholders:
From net investment income	(2,966,257)	(2,500,966)
From net realized gains	(6,108,872)	—

Change in net assets resulting from dividends to shareholders	(9,075,129)	(2,500,966)

Capital Transactions:
Proceeds from shares issued	10,293,690	3,928,804
Proceeds from dividends reinvested	9,075,129	2,500,966
Value of shares redeemed	(6,341,230)	(3,831,032)

Change in net assets resulting from capital transactions	13,027,589	2,598,738

Change in net assets	(4,042,967)	15,939,995
Net Assets:
Beginning of period	151,096,490	135,156,495

End of period	$147,053,523	$151,096,490

Accumulated net investment income/(loss)	$3,594,495	$2,963,987

Share Transactions:
Shares issued	809,014	326,579
Dividends reinvested	720,248	204,997
Shares redeemed	(481,517)	(314,593)

Change in shares	1,047,745	216,983

See accompanying notes to the financial statements.

7

AZL NFJ International Value Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.88	$11.74	$12.14	$14.65	$13.70

Investment Activities:
Net Investment Income/(Loss)	0.28	0.25	0.19	0.53	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(0.89)	1.11	2.14	(2.13)	1.15

Total from Investment Activities	(0.61)	1.36	2.33	(1.60)	1.30

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.22)	(0.35)	(0.36)	(0.09)
Net Realized Gains	(0.51)	—	(2.38)	(0.55)	(0.26)

Total Dividends	(0.76)	(0.22)	(2.73)	(0.91)	(0.35)

Net Asset Value, End of Period	$11.51	$12.88	$11.74	$12.14	$14.65

Total Return(a)	(5.26)%	11.66%	20.55%	(10.92)%	9.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$147,054	$151,096	$135,156	$92,191	$167,175
Net Investment Income/(Loss)	2.35%	2.10%	2.25%	2.45%	2.01%
Expenses Before Reductions(b)	1.24%	1.23%	1.25%	1.24%	1.21%
Expenses Net of Reductions	1.24%	1.22%	1.24%	1.17%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.24%	1.23%	1.25%	1.19%	1.11%
Portfolio Turnover Rate	20%	24%	21%	43%	29%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL NFJ International Value Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $14.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $27,187 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the

10

AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2014

written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $1,918 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

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AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$3,322,212	$—	$3,322,212
Auto Components	1,804,254	—	1,804,254
Automobiles	1,902,600	2,970,740	4,873,340
Banks	11,540,897	17,720,053	29,260,950
Chemicals	1,232,827	1,021,563	2,254,390
Electric Utilities	2,300,799	—	2,300,799
Household Products	1,317,337	—	1,317,337
Industrial Conglomerates	1,648,319	3,095,732	4,744,051
Insurance	12,841,717	—	12,841,717
Metals & Mining	3,911,806	—	3,911,806
Multiline Retail	3,183,200	—	3,183,200
Oil, Gas & Consumable Fuels	11,293,942	3,883,606	15,177,548
Pharmaceuticals	4,641,057	2,824,878	7,465,935
Semiconductors & Semiconductor Equipment	1,810,542	—	1,810,542
Software	3,471,419	—	3,471,419
Trading Companies & Distributors	2,575,152	—	2,575,152
Water Utilities	310,097	—	310,097
Wireless Telecommunication Services	1,321,928	3,146,360	4,468,288
All Other Common Stocks+	—	33,965,112	33,965,112
Preferred Stock	—	3,059,832	3,059,832
Securities Held as Collateral for Securities on Loan	—	14,460,071	14,460,071
Unaffiliated Investment Company	5,200,597	—	5,200,597

Total Investment Securities	$75,630,702	$86,147,947	$161,778,649

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$40,006,108	$30,476,774

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL NFJ International Value Fund

Notes to the Financial Statements

December 31, 2014

Cost for federal income tax purposes at December 31, 2014 is $152,748,399. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,993,507
Unrealized depreciation	(10,963,257)

Net unrealized appreciation/(depreciation)	$9,030,250

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$2,966,257	$6,108,872	$9,075,129

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL NFJ International Value Fund	$2,500,966	$–	$2,500,966

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL NFJ International Value Fund	$3,594,496	$671,205	$—	$9,030,077	$13,295,778

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2014, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $6,108,872.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

17

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

19

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

20

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

21

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Oppenheimer Discovery Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Discovery Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Oppenheimer Discovery Fund and Oppenheimer Funds, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Oppenheimer Discovery Fund returned -2.30%. That compared to a 5.60% total return for its benchmark, the Russell 2000® Growth Index1.

Global equity markets were volatile for the one-year reporting period. U.S. equities were among the top performing asset classes, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the United States, the Federal Reserve began tapering its most recent quantitative easing (QE) program in January 2014 and completed the process in October.

The U.S. equity market faced volatility early in 2014 due to weak first quarter economic data. However, the market generally produced positive results and ended the reporting period at record levels. Economic data in the U.S., such as gross domestic product2 growth, proved positive in the second and third quarters. Meanwhile, the positive data points that had emerged in Europe in 2013 largely reversed themselves later in the reporting period. The European Central Bank came under even greater pressure to provide a credible plan to avoid deflation, and adopted many policies designed to stimulate growth. In Japan, a massive QE program yielded less than impressive results. Emerging markets’ economic growth was mixed, as regions including Eastern Europe and the Middle East remained burdened by geopolitical turmoil.

The Fund underperformed its benchmark, primarily due to weaker relative stock selection in the information technology and consumer discretionary sectors. The investment environment changed significantly during the reporting period. Though high-quality growth companies continued to outperform the broader market in early 2014, by March the tone of the market changed abruptly as companies with larger market capitalizations and lower valuations began to outperform smaller companies with higher valuations. The Fund’s investment style favors high-quality, high-growth companies that often have above average valuations, and it underperformed meaningfully from mid-March to mid-May despite little or no change to the underlying fundamentals of the companies it owns. The Fund’s top detractors included a learning and talent management software solution vendor, which reported less revenue and earnings per share than expected, and a 3D printer maker, which issued earnings per share guidance that was below estimates due to higher-than-expected operating expenses and share count.*

The Fund’s relative performance benefited from its holdings in an independent energy exploration and production company, which rallied following an announcement that it would be acquired. The successful initial public offering of a company that makes wearable cameras, and the Fund’s subsequent exit, also helped boost relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
[2]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

1

AZL® Oppenheimer Discovery Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, investments in common stocks and other equity securities of U.S. small-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL® Oppenheimer Discovery Fund	-2.30%	18.36%	15.11%	7.40%
Russell 2000® Growth Index	5.60%	20.14%	16.80%	10.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Oppenheimer Discovery Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Oppenheimer Discovery Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Oppenheimer Discovery Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Oppenheimer Discovery Fund	$1,000.00	$1,027.20	$5.93	1.16%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Oppenheimer Discovery Fund	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	24.8%
Health Care	23.3
Industrials	18.2
Consumer Discretionary	18.0
Financials	8.1
Consumer Staples	3.1
Materials	1.5
Energy	1.2

Total Common Stocks	98.2
Securities Held as Collateral for Securities on Loan	28.2
Money Market	1.4

Total Investment Securities	127.8
Net other assets (liabilities)	(27.8)

Net Assets	100.0%

3

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (98.2%):
Aerospace & Defense (1.0%):
43,690	Curtiss-Wright Corp.^	$3,084,077

Airlines (2.1%):
29,267	Allegiant Travel Co.^	4,399,708
46,990	Virgin America, Inc.*^	2,032,318

		6,432,026

Auto Components (0.5%):
40,510	Gentherm, Inc.*^	1,483,476

Banks (4.6%):
120,360	Bank of the Ozarks, Inc.^	4,564,051
81,440	PrivateBancorp, Inc.	2,720,096
26,100	Signature Bank*	3,287,556
128,540	Western Alliance BanCorp*^	3,573,412

		14,145,115

Beverages (0.8%):
8,650	Boston Beer Co., Inc. (The), Class A*^	2,504,521

Biotechnology (3.2%):
24,310	Bluebird Bio, Inc.*^	2,229,713
36,100	Cepheid, Inc.*^	1,954,454
47,800	Exact Sciences Corp.*^	1,311,632
5,560	Juno Therapeutics, Inc.*	290,343
21,080	NPS Pharmaceuticals, Inc.*^	754,032
35,340	PTC Therapeutics, Inc.*^	1,829,552
34,380	Ultragenyx Pharmaceutical, Inc.*^	1,508,594

		9,878,320

Building Products (2.5%):
80,330	A.O. Smith Corp.	4,531,415
33,200	Lennox International, Inc.^	3,156,324

		7,687,739

Capital Markets (1.6%):
24,560	Evercore Partners, Inc., Class A^	1,286,207
59,814	HFF, Inc., Class A	2,148,519
26,360	Piper Jaffray Cos., Inc.*	1,531,252

		4,965,978

Commercial Services & Supplies (1.3%):
99,650	Mobile Mini, Inc.^	4,036,822

Construction Materials (1.0%):
51,910	CaesarStone Sdot-Yam, Ltd.	3,105,256

Containers & Packaging (0.5%):
49,520	Berry Plastics Group, Inc.*^	1,562,356

Diversified Consumer Services (2.7%):
83,544	Bright Horizons Family Solutions, Inc.*^	3,927,403
39,500	Grand Canyon Education, Inc.*^	1,843,070
141,400	Lifelock, Inc.*^	2,617,314

		8,387,787

Electrical Equipment (1.2%):
104,250	Methode Electronics, Inc.	3,806,168

Energy Equipment & Services (0.4%):
64,253	Forum Energy Technologies, Inc.*^	1,331,965

Shares		Fair Value
Common Stocks, continued
Food Products (2.3%):
60,500	Hain Celestial Group, Inc.*^	$3,526,544
26,858	J & J Snack Foods Corp.	2,921,345
39,122	SunOpta, Inc.*	463,596

		6,911,485

Health Care Equipment & Supplies (6.8%):
48,170	Cantel Medical Corp.^	2,083,834
67,430	Cardiovascular Systems, Inc.*	2,028,294
88,868	Dexcom, Inc.*^	4,892,184
38,130	Insulet Corp.*^	1,756,268
140,950	Spectranetics Corp. (The)*^	4,874,051
42,100	STERIS Corp.^	2,730,185
49,660	West Pharmaceutical Services, Inc.	2,643,898

		21,008,714

Health Care Providers & Services (9.5%):
85,540	Acadia Healthcare Co., Inc.*^	5,235,903
43,610	Centene Corp.*^	4,528,899
79,460	ExamWorks Group, Inc.*^	3,304,741
40,330	HealthEquity, Inc.*^	1,026,399
53,656	LifePoint Hospitals, Inc.*	3,858,403
9,090	MWI Veterinary Supply, Inc.*^	1,544,482
107,910	Team Health Holdings, Inc.*	6,208,063
64,900	VCA Antech, Inc.*^	3,165,173

		28,872,063

Health Care Technology (0.7%):
66,140	Omnicell, Inc.*	2,190,557

Hotels, Restaurants & Leisure (7.1%):
27,990	Buffalo Wild Wings, Inc.*^	5,048,836
68,770	Fiesta Restaurant Group, Inc.*^	4,181,216
12,270	Habit Restaurants, Inc. (The), Class A*^	396,935
51,530	Jack in the Box, Inc.	4,120,339
141,670	La Quinta Holdings, Inc.*^	3,125,240
49,210	Popeyes Louisiana Kitchen, Inc.*^	2,769,047
65,790	Zoe’s Kitchen, Inc.*^	1,967,779

		21,609,392

Internet & Catalog Retail (0.8%):
32,280	HSN, Inc.^	2,453,280

Internet Software & Services (2.4%):
38,600	Demandware, Inc.*^	2,221,044
66,470	GrubHub, Inc.*^	2,414,190
3,640	New Relic, Inc.*	126,818
36,830	Shutterstock, Inc.*^	2,544,953

		7,307,005

Life Sciences Tools & Services (0.7%):
42,860	ICON plc*	2,185,431

Machinery (4.8%):
25,670	Greenbrier Companies, Inc.^	1,379,249
64,350	Middleby Corp. (The)*	6,377,085
16,680	Proto Labs, Inc.*^	1,120,229
63,410	Wabtec Corp.^	5,509,695

		14,386,258

Continued

4

AZL Oppenheimer Discovery Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Media (0.4%):
18,810	Rentrak Corp.*^	$1,369,744

Multiline Retail (1.5%):
82,260	Burlington Stores, Inc.*^	3,887,608
36,700	Tuesday Morning Corp.*^	796,390

		4,683,998

Oil, Gas & Consumable Fuels (0.8%):
27,940	Diamondback Energy, Inc.*^	1,670,253
41,280	Matador Resources Co.*^	835,094

		2,505,347

Pharmaceuticals (2.4%):
122,930	Akorn, Inc.*^	4,450,066
48,160	Biodelivery Sciences International, Inc.*^	578,883
26,980	Pacira Pharmaceuticals, Inc.*^	2,392,047

		7,420,996

Professional Services (3.0%):
33,080	CoStar Group, Inc.*^	6,074,480
47,000	Huron Consulting Group, Inc.*^	3,214,330

		9,288,810

Real Estate Investment Trusts (REITs) (1.0%):
66,349	Pebblebrook Hotel Trust^	3,027,505

Road & Rail (2.8%):
92,500	Knight Transportation, Inc.^	3,113,550
43,010	Old Dominion Freight Line, Inc.*^	3,339,296
40,980	Saia, Inc.*^	2,268,653

		8,721,499

Semiconductors & Semiconductor Equipment (6.0%):
22,610	Ambarella, Inc.*^	1,146,779
91,130	Cavium, Inc.*^	5,633,657
24,480	MA-COM Technology Solutions Holdings, Inc.*^	765,734
52,200	MKS Instruments, Inc.^	1,910,520
131,120	Monolithic Power Systems, Inc.^	6,521,909
75,490	Spansion, Inc.*^	2,583,268

		18,561,867

Software (14.8%):
54,250	Envestnet, Inc.*^	2,665,845
114,070	Guidewire Software, Inc.*^	5,775,364
28,420	Manhattan Associates, Inc.*^	1,157,262
89,930	Paylocity Holding Corp.*^	2,348,072
117,340	Proofpoint, Inc.*^	5,659,308

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Software, continued
62,980	ServiceNow, Inc.*^	$4,273,193
64,830	Tableau Software, Inc., Class A*^	5,494,991
56,770	Tyler Technologies, Inc.*^	6,212,909
40,960	Ultimate Software Group, Inc. (The)*^	6,013,542
68,230	Veeva Systems, Inc., Class A*^	1,801,954
43,590	Verint Systems, Inc.*^	2,540,425
64,450	Zendesk, Inc.*^	1,570,647

		45,513,512

Specialty Retail (0.8%):
16,900	Boot Barn Holdings, Inc.*^	307,580
82,610	Michaels Cos., Inc. (The)*^	2,042,945

		2,350,525

Technology Hardware, Storage & Peripherals (0.4%):
15,350	Stratasys, Ltd.*^	1,275,739

Textiles, Apparel & Luxury Goods (4.2%):
18,890	Carter’s, Inc.^	1,649,286
42,790	Deckers Outdoor Corp.*^	3,895,602
43,430	G-III Apparel Group, Ltd.*^	4,386,864
55,620	Skechers U.S.A., Inc., Class A*^	3,073,005

		13,004,757

Thirfts & Mortgage Finance (0.9%):
107,080	Essent Group, Ltd.*^	2,753,027

Trading Companies & Distributors (0.7%):
81,040	H&E Equipment Services, Inc.^	2,276,414

Total Common Stocks (Cost $246,159,215)		302,089,531

Securities Held as Collateral for Securities on Loan (28.2%):
$86,675,634	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	86,675,634

Total Securities Held as Collateral for Securities on Loan (Cost $86,675,634)		86,675,634

Unaffiliated Investment Company (1.4%):
4,232,229	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	4,232,229

Total Unaffiliated Investment Company (Cost $4,232,229)		4,232,229

Total Investment Securities (Cost $337,067,078)(c) — 127.8%		392,997,394
Net other assets (liabilities) — (27.8)%		(85,575,005)

Net Assets — 100.0%		$307,422,389

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $83,715,698.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Oppenheimer Discovery Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$337,067,078

Investment securities, at value*	$392,997,394
Interest and dividends receivable	154,856
Receivable for investments sold	1,436,459
Prepaid expenses	2,537

Total Assets	394,591,246

Liabilities:
Payable for capital shares redeemed	176,253
Payable for collateral received on loaned securities	86,675,634
Manager fees payable	221,765
Administration fees payable	7,047
Distribution fees payable	65,225
Custodian fees payable	8,836
Administrative and compliance services fees payable	709
Trustee fees payable	14
Other accrued liabilities	13,374

Total Liabilities	87,168,857

Net Assets	$307,422,389

Net Assets Consist of:
Capital	$216,791,571
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	34,700,502
Net unrealized appreciation/(depreciation) on investments	55,930,316

Net Assets	$307,422,389

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,336,559
Net Asset Value (offering and redemption price per share)	$14.41

*	Includes securities on loan of $83,715,698.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$1,004,174
Income from securities lending	377,637
Foreign withholding tax	(15,183)

Total Investment Income	1,366,628

Expenses:
Manager fees	2,701,666
Administration fees	85,669
Distribution fees	794,605
Custodian fees	33,825
Administrative and compliance services fees	3,961
Trustee fees	15,215
Professional fees	16,037
Shareholder reports	15,986
Other expenses	7,822

Total expenses	3,674,786

Net Investment Income/(Loss)	(2,308,158)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	34,969,440
Change in net unrealized appreciation/depreciation on investments	(41,271,956)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,302,516)

Change in Net Assets Resulting From Operations	$(8,610,674)

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Oppenheimer Discovery Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$(2,308,158)	$(2,265,394)
Net realized gains/(losses) on investment transactions	34,969,440	33,072,781
Change in unrealized appreciation/depreciation on investments	(41,271,956)	72,878,181

Change in net assets resulting from operations	(8,610,674)	103,685,568

Dividends to Shareholders:
From net investment income	—	—
From net realized gains	(20,524,056)	(2,889,357)

Change in net assets resulting from dividends to shareholders	(20,524,056)	(2,889,357)

Capital Transactions:
Proceeds from shares issued	23,232,764	22,741,540
Proceeds from shares issued in merger	—	153,408,602
Proceeds from dividends reinvested	20,524,056	2,889,357
Value of shares redeemed	(57,754,813)	(53,030,368)

Change in net assets resulting from capital transactions	(13,997,993)	126,009,131

Change in net assets	(43,132,723)	226,805,342
Net Assets:
Beginning of period	350,555,112	123,749,770

End of period	$307,422,389	$350,555,112

Accumulated net investment income/(loss)	$—	$667

Share Transactions:
Shares issued	1,627,249	1,760,070
Shares issued in merger	—	12,864,661
Dividends reinvested	1,477,614	200,929
Shares redeemed	(3,978,076)	(3,930,532)

Change in shares	(873,213)	10,895,128

See accompanying notes to the financial statements.

7

AZL Oppenheimer Discovery Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$15.78	$10.94		$9.38	$9.92		$7.70

Investment Activities:
Net Investment Income/(Loss)	(0.11)	(0.10)		(0.01)	(0.04)		0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(0.29)	5.07		1.57	(0.50)		2.21

Total from Investment Activities	(0.40)	4.97		1.56	(0.54)		2.22

Dividends to Shareholders From:
Net Realized Gains	(0.97)	(0.13)		—	—	(a)	—

Total Dividends	(0.97)	(0.13)		—	—	(a)	—

Net Asset Value, End of Period	$14.41	$15.78		$10.94	$9.38		$9.92

Total Return(b)	(2.30)%	45.52%		16.63%	(5.39)%		28.83%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$307,422	$350,555		$123,750	$79,768		$91,473
Net Investment Income/(Loss)	(0.73)%	(0.86)%		(0.07)%	(0.40)%		0.11%
Expenses Before Reductions(c)	1.16%	1.16%		1.18%	1.19%		1.22%
Expenses Net of Reductions	1.16%	1.16%		1.18%	1.19%		1.22%
Portfolio Turnover Rate(d)	99%	79	%(e)	161%	145	%(f)	97%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 128%.

(f)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

8

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Oppenheimer Discovery Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $31.1 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $37,407 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Oppenheimer Funds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Oppenheimer Discovery Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the

10

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2014

written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,021 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

During the year ended December 31, 2014, the Fund paid approximately $12,439 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

11

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$302,089,531	$—	$302,089,531
Securities Held as Collateral for Securities on Loan	—	86,675,634	86,675,634
Unaffiliated Investment Company	4,232,229	—	4,232,229

Total Investment Securities	$306,321,760	$86,675,634	$392,997,394

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Discovery Fund	$309,658,035	$346,651,972

6. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $338,272,763. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$58,859,000
Unrealized depreciation	(4,134,369)

Net unrealized appreciation/(depreciation)	$54,724,631

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$1,775,809	$18,748,247	$20,524,056

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Oppenheimer Discovery Fund	$—	$2,889,357	$2,889,357

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Oppenheimer Discovery Fund	$—	$35,906,187	$—	$54,724,631	$90,630,818

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

12

AZL Oppenheimer Discovery Fund

Notes to the Financial Statements

December 31, 2014

7. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Discovery Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 37.32% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $18,748,247.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $1,775,809.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

18

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Pyramis Core Bond Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis Core Bond Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis Core Bond Fund and Pyramis Global Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the period ended December 31, 2014, the AZL® Pyramis Core Bond Fund returned 5.37%. That compared to a 5.97% total return for its benchmark, the Barclays U.S. Aggregate Bond Index1.

The fixed-income market performed relatively well during the 12-month period. The U.S. economy continued to gain strength, but many global economies—including those in Europe, Japan, China, and Latin America—suffered from continued economic weakness. Meanwhile, investors remained watchful of geopolitical issues in areas such as Russia and Ukraine. The U.S. Federal Reserve wrapped up its long-running quantitative easing program in October, and signaled that it may raise short-term interest rates during the second half of 2015. The yield curve flattened amid expectations of a rate increase and broader concerns about the health of the global economy.

Late in the period, plunging energy prices led many investors to seek safety in the financial markets. That led to relatively poor performance of more risk-oriented areas of the fixed-income markets, such as corporate bonds and sovereign debt. This underperformance accelerated during the final two months of the year.

The Fund performed well during the first 10 months of the period, benefiting from strong security and sector selection. An overweight position in corporate bonds—particularly in the financial and telecommunications industries sectors—helped relative results. The Fund’s exposure to commercial mortgage backed securities also helped, as such securities performed relatively well.*

The Fund’s strategy changed during the final two months of the period. Beginning October 31, 2014, the Fund was able to add exposure to sectors such as high-yield bonds and emerging market debt. Over a full market cycle, we believe such holdings will lead to improved performance and better risk-adjusted returns. However, the transition to this new strategy led to substantial transaction costs that hurt relative returns. What’s more, high-yield and emerging market debt faced very challenging headwinds during the final two months of the period, leading to additional weakness for the Fund during that period. The Fund’s exposure to Treasury inflation protected securities, or TIPS, also dragged on results, as such bonds performed poorly amid continued low inflation.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Pyramis Core Bond Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (9/5/12)
AZL® Pyramis Core Bond Fund	5.37%	1.57%
Barclays U.S. Aggregate Bond Index	5.97%	1.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Pyramis Core Bond Fund	0.83%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.95% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.81%.

The Fund’s performance is measured against the Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis Core Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Core Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Pyramis Core Bond Fund	$1,000.00	$1,008.40	$4.10	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Pyramis Core Bond Fund	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Corporate Bonds	42.1%
Yankee Dollars	14.1
U.S. Government Agency Mortgages	12.7
U.S. Treasury Obligation	11.7
Collateralized Mortgage Obligations	10.2
Securities Held as Collateral for Securities on Loan	6.7
Municipal Bonds	5.0
Asset Backed Securities	4.1
Money Market	1.6

Total Investment Securities	108.2
Net other assets (liabilities)	(8.2)

Net Assets	100.0%

3

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Asset Backed Securities (4.1%):
$1,155,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2012-5, 2.35%, 12/10/18	$1,163,189
900,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2013-3, 3.00%, 7/8/19	915,193
1,750,000	AmeriCredit Automobile Receivables Trust, Class C, Series 2013-4, 2.72%, 9/9/19	1,780,160
1,750,000	AmeriCredit Automobile Receivables Trust, Class D, Series 2013-4, 3.31%, 10/8/19	1,778,536
17,842	CFC LLC, Class A, Series 2013-1A, 1.65%, 7/17/17(a)	17,857
4,220,000	CFC LLC, Class B, Series 2013-1A, 2.75%, 11/15/18(a)	4,270,719
118,911	Countrywide Asset-Backed Certificates Trust, Class AF5, Series 2004-7, 5.87%, 1/25/35(b)	124,061
1,130,000	Ford Credit Floorplan Master Owner Trust, Class C, Series 2013-3, 1.29%, 6/15/17	1,131,146
1,130,000	Ford Credit Floorplan Master Owner Trust, Class D, Series 2013-3, 1.74%, 6/15/17	1,133,623
387,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-2, 2.33%, 11/15/19	387,925
959,000	Santander Drive Auto Receivables Trust, Class B, Series 2014-3, 1.45%, 5/15/19	957,298
963,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 8/17/20	958,687
4,220,000	Santander Drive Auto Receivables Trust, Class C, Series 2014-4, 2.60%, 11/16/20	4,227,081

Total Asset Backed Securities (Cost $18,789,934)		18,845,475

Collateralized Mortgage Obligations (10.2%):
103,884	Banc of America Commercial Mortgage Trust, Class A4, Series 2007-1, 5.45%, 1/15/49	111,335
2,091,558	Banc of America Commercial Mortgage Trust, Class A4, Series 2006-3, 5.89%, 7/10/44(b)	2,201,346
638,000	Banc of America Commercial Mortgage, Inc., Class A4, Series 2007-2, 5.78%, 4/10/49(b)	682,643
189,000	CDGJ Commercial Mortgage Trust, Class DPA, Series 2014-BXCH, 3.15%, 12/15/27(a)(b)	189,060
199,717	Citigroup Mortgage Loan Trust, Inc., Class A, Series 2012-A, 2.50%, 6/25/51(a)	194,000
320,000	Extended Stay America Trust, Class BFL, Series 2013-ESFL, 1.26%, 12/5/31(a)(b)	319,196
230,000	Extended Stay America Trust, Class CFL, Series 2013-ESFL, 1.66%, 12/5/31(a)(b)	229,689
5,070,000	GE Capital Commercial Mortgage Corp., Class A4, Series 2007-C1, 5.54%, 12/10/49	5,387,777
3,700,000	Granite Master Issuer plc, Class M2, Series 2006-1A, 0.75%, 12/20/54(a)(b)	3,612,248
3,750,000	Granite Master Issuer plc, Class M2, Series 2006-3, 0.73%, 12/20/54(b)	3,658,446
631,753	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 6.01%, 7/10/38(b)	660,367
900,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Class A4, Series 2007-GG9, 5.44%, 3/10/39	960,010

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$297,000	GS Mortgage Securities Trust, Class A4, Series 2006-GG6, 5.55%, 4/10/38(b)	$304,770
279,283	GS Mortgage Securities Trust, Class A4, Series 2006-GG8, 5.56%, 11/10/39	295,667
4,112,000	Hilton USA Trust, Class DFX, Series 2013-HLT, 4.41%, 11/5/30(a)	4,205,704
345,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2006-LDP7, 6.06%, 4/15/45(b)	360,239
328,514	JPMorgan Chase Commercial Mortgage Securities Corp., Class A1A, Series 2006-LDP8, 5.40%, 5/15/45	345,541
678,107	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-CB18, 5.44%, 6/12/47	721,013
5,157,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-LD11, 5.97%, 6/15/49(b)	5,536,360
127,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class C, Series 2014-BXH, 1.81%, 4/15/27(a)(b)	126,472
271,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class D, Series 2014-BXH, 2.41%, 4/15/27(a)(b)	269,346
3,909,608	LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 9/15/45(b)	4,295,302
1,390,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-6, 5.48%, 3/12/51(b)	1,492,303
462,993	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-5, 5.38%, 8/12/48	491,836
2,628,210	Morgan Stanely Capital I, Class A4, Series 2007-IQ15, 6.10%, 7/11/17(b)	2,857,661
1,970,000	Morgan Stanley Capital I, Class A4, Series 2007-IQ14, 5.69%, 4/15/49(b)	2,121,134
321,288	Wachovia Bank Commercial Mortgage Trust, Class A1A, Series 2006-C26, 6.01%, 6/15/45(b)	340,193
1,020,058	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C33, 6.14%, 7/15/17(b)	1,089,901
1,843,000	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 4/15/47	1,941,131
322,000	Wachovia Bank Commercial Mortgage Trust, Class A5, Series 2007-C31, 5.50%, 4/15/47	346,980
1,058,000	Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.90%, 6/15/49(b)	1,135,650

Total Collateralized Mortgage Obligations (Cost $47,444,171)		46,483,320

Corporate Bonds (42.1%):
Airlines (0.5%):
1,000,000	American Airlines Group, Inc., 5.50%, 10/1/19(a)	1,017,500
218,167	Continental Airlines 1998-1, Class A, Series 981, 6.65%, 9/15/17	226,064
1,000,000	United Continental Holdings, Inc., 6.00%, 7/15/26, Callable 2/9/15 @ 100^	962,500

		2,206,064

Continued

4

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Automobiles (0.8%):
$330,000	General Motors Co., 3.50%, 10/2/18	$336,600
453,000	General Motors Co., 6.25%, 10/2/43	541,154
1,500,000	Volkswagen AG, 1.60%, 11/20/17(a)	1,494,513
1,194,000	Volkswagen AG, 2.45%, 11/20/19^(a)	1,201,778

		3,574,045

Banks (5.2%):
320,000	Bank of America Corp., Series L, 1.35%, 11/21/16	319,090
113,000	Bank of America Corp., 3.88%, 3/22/17	118,231
1,200,000	Bank of America Corp., 2.00%, 1/11/18, MTN	1,199,088
3,677,000	Bank of America Corp., 2.60%, 1/15/19	3,705,591
872,000	Bank of America Corp., Series L, 2.65%, 4/1/19^	878,396
550,000	Bank of America Corp., 5.70%, 1/24/22	637,140
466,000	Bank of America Corp., 4.20%, 8/26/24	474,726
397,000	Bank of America Corp., 4.25%, 10/22/26, MTN^	396,109
534,000	Capital One NA, Series BNKT, 2.95%, 7/23/21	531,316
250,000	Discover Bank, 7.00%, 4/15/20	294,636
590,000	Discover Bank, Series BKNT, 3.20%, 8/9/21, Callable 7/9/21 @ 100	592,538
4,000,000	First Tennessee Bank, 2.95%, 12/1/19, Callable 11/1/19 @ 100	3,989,723
250,000	Huntington National Bank (The), Series BKNT, 1.30%, 11/20/16, Callable 10/20/16 @ 100	249,238
400,000	Huntington National Bank (The), 2.20%, 4/1/19, Callable 3/1/19 @ 100	399,698
1,587,000	JPMorgan Chase & Co., 3.88%, 9/10/24^	1,588,350
3,682,000	JPMorgan Chase & Co., 4.13%, 12/15/26	3,685,718
28,000	M&I Marshall & Ilsley Bank, Series BKNT, 5.00%, 1/17/17	29,716
1,278,000	Regions Bank, Series BKNT, 7.50%, 5/15/18, MTN	1,483,624
500,000	Regions Bank, 6.45%, 6/26/37	625,008
500,000	Regions Financial Corp., 5.75%, 6/15/15	510,385
88,000	Regions Financial Corp., 2.00%, 5/15/18, Callable 4/15/18 @ 100	87,137
32,000	SunTrust Banks, Inc., Series BKNT, 3.50%, 1/20/17, Callable 12/20/16 @ 100	33,359
181,000	SunTrust Banks, Inc., 2.35%, 11/1/18, Callable 10/1/18 @ 100	182,112
1,200,000	Wachovia Bank NA, Series BKNT, 6.00%, 11/15/17^	1,345,096
800,000	Wells Fargo & Co., 4.10%, 6/3/26, MTN	817,646

		24,173,671

Biotechnology (0.6%):
781,000	Amgen, Inc., 1.25%, 5/22/17	774,839
1,937,000	Amgen, Inc., 2.20%, 5/22/19, Callable 4/22/19 @ 100^	1,928,858

		2,703,697

Capital Markets (3.1%):
147,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	153,154
1,355,000	Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17	1,507,641
400,000	Goldman Sachs Group, Inc. (The), 1.75%, 9/15/17	397,670

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$1,000,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	$1,122,419
1,842,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	1,889,671
1,142,000	Goldman Sachs Group, Inc. (The), 2.63%, 1/31/19^	1,148,973
399,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19^	397,543
490,000	Morgan Stanley, Series G, 5.45%, 1/9/17, MTN	526,120
458,000	Morgan Stanley, 1.88%, 1/5/18	456,324
1,300,000	Morgan Stanley, Series F, 6.63%, 4/1/18, MTN	1,480,746
1,380,000	Morgan Stanley, 2.13%, 4/25/18	1,380,799
2,060,000	Morgan Stanley, 2.50%, 1/24/19^	2,061,867
784,000	Morgan Stanley, Series G, 2.38%, 7/23/19^	781,109
523,000	Morgan Stanley, 4.88%, 11/1/22	555,467
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	73,711
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	104,216

		14,037,430

Construction Materials (0.2%):
800,000	Building Materials Corp., 5.38%, 11/15/24, Callable 11/15/19 @ 102.39(a)	798,000

Consumer Finance (3.4%):
2,750,000	Ally Financial, Inc., 3.75%, 11/18/19	2,708,749
900,000	APX Group, Inc., 6.38%, 12/1/19, Callable 12/1/15 @ 104.78^	861,750
320,000	Capital One Financial Corp., 2.45%, 4/24/19, Callable 3/24/19 @ 100	319,267
1,000,000	Ford Motor Credit Co. LLC, 2.50%, 1/15/16^	1,011,186
1,140,000	Ford Motor Credit Co. LLC, 1.50%, 1/17/17	1,133,865
324,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	332,426
600,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	651,929
600,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18^	610,527
1,100,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19^	1,092,342
1,000,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	994,621
751,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	869,499
902,000	Ford Motor Credit Co. LLC, 4.38%, 8/6/23	964,279
68,000	Lazard Group LLC, 6.85%, 6/15/17	75,698
186,000	Lazard Group LLC, 4.25%, 11/14/20	196,035
48,000	NiSource Finance Corp., 6.40%, 3/15/18	54,669
1,600,000	NiSource Finance Corp., 4.45%, 12/1/21, Callable 9/1/21 @ 100	1,728,801
900,000	SLM Corp., 5.50%, 1/15/19	920,250
94,000	Synchrony Financial, 1.88%, 8/15/17, Callable 7/15/17 @ 100	94,183
138,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	139,510
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	520,959
210,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100^	215,487

		15,496,032

Continued

5

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services (4.5%):
$270,000	Bank of America NA, Series BKNT, 5.30%, 3/15/17	$290,025
500,000	Citigroup, Inc., 1.70%, 7/25/16	503,425
570,000	Citigroup, Inc., 1.30%, 11/15/16	569,297
900,000	Citigroup, Inc., 6.00%, 8/15/17	995,732
1,043,000	Citigroup, Inc., 6.13%, 11/21/17	1,163,033
910,000	Citigroup, Inc., 1.85%, 11/24/17	908,954
1,200,000	Citigroup, Inc., 2.50%, 9/26/18	1,214,021
1,271,000	Citigroup, Inc., 2.55%, 4/8/19^	1,279,359
1,573,000	Citigroup, Inc., 2.50%, 7/29/19	1,574,262
730,000	Citigroup, Inc., 4.05%, 7/30/22	755,302
769,000	Citigroup, Inc., 5.30%, 5/6/44^	842,569
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,104,405
110,000	General Motors Financial Co., Inc., 2.63%, 7/10/17^	110,477
180,000	General Motors Financial Co., Inc., 4.75%, 8/15/17^	189,828
242,000	General Motors Financial Co., Inc., 3.00%, 9/25/17^	244,730
175,000	General Motors Financial Co., Inc., 3.25%, 5/15/18	175,219
383,000	General Motors Financial Co., Inc., 3.50%, 7/10/19^	391,090
5,763,000	General Motors Financial Co., Inc., 4.38%, 9/25/21^	6,015,130
200,000	General Motors Financial Co., Inc., 4.25%, 5/15/23^	203,978
112,000	Hyundai Capital America, Inc., 1.63%, 10/2/15(a)	112,459
378,000	Hyundai Capital America, Inc., 1.45%, 2/6/17^(a)	376,579
124,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(a)	124,605
161,000	Hyundai Capital America, Inc., 2.88%, 8/9/18(a)	164,252
378,000	Hyundai Capital America, Inc., 2.55%, 2/6/19(a)	378,052
444,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/1/17	492,789
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	164,823
275,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	277,132

		20,621,527

Diversified Telecommunication Services (1.9%):
820,000	CenturyLink, Inc., Series N, 6.00%, 4/1/17^	871,250
28,000	CenturyLink, Inc., Series R, 5.15%, 6/15/17^	29,330
62,000	CenturyLink, Inc., Series Q, 6.15%, 9/15/19	66,960
582,000	Verizon Communications, Inc., 2.63%, 2/21/20(a)	575,346
3,751,000	Verizon Communications, Inc., 4.50%, 9/15/20	4,072,674
346,000	Verizon Communications, Inc., 6.40%, 9/15/33	426,197
500,000	Verizon Communications, Inc., 6.25%, 4/1/37	613,623
760,000	Verizon Communications, Inc., 6.55%, 9/15/43	973,673
930,000	Verizon Communications, Inc., 5.01%, 8/21/54(a)	962,131

		8,591,184

Electric Utilities (2.1%):
146,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	156,186

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$1,000,000	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.38%, 11/1/22, Callable 11/1/18 @ 103.69(a)	$1,017,500
482,000	FirstEnergy Corp., Series A, 2.75%, 3/15/18, Callable 2/15/18 @ 100	485,725
1,544,000	FirstEnergy Corp., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100^	1,593,121
3,583,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	4,336,742
34,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	34,536
91,000	Northeast Utilities, 1.45%, 5/1/18, Callable 4/1/18 @ 100	89,618
117,000	NV Energy, Inc., 6.25%, 11/15/20^	137,460
600,000	Progress Energy, Inc., 4.40%, 1/15/21, Callable 10/15/20 @ 100	653,963
49,000	Puget Energy, Inc., 6.00%, 9/1/21	57,323
1,000,000	West Penn Power Co., 5.95%, 12/15/17(a)	1,113,168

		9,675,342

Energy Equipment & Services (0.2%):
985,000	Pemex Proj FDG Master TR, 5.75%, 3/1/18	1,063,800

Food & Staples Retailing (0.4%):
370,000	Kroger Co. (The), 3.30%, 1/15/21, Callable 12/15/20 @ 100	375,473
1,000,000	Post Holdings, Inc., 6.75%, 12/1/21, Callable 12/1/17 @ 103.38^(a)	970,001
229,000	Walgreens Boots Alliance, Inc., 2.70%, 11/18/19, Callable 10/18/19 @ 100	230,165
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	272,885

		1,848,524

Food Products (0.2%):
130,000	ConAgra Foods, Inc., 1.90%, 1/25/18	129,134
110,000	ConAgra Foods, Inc., 3.20%, 1/25/23, Callable 10/25/22 @ 100	107,747
216,000	Wm. Wrigley Jr. Co., 1.40%, 10/21/16(a)	216,175
309,000	Wm. Wrigley Jr. Co., 2.00%, 10/20/17(a)	311,229

		764,285

Health Care Equipment & Supplies (0.1%):
138,000	Becton Dickinson & Co., 2.68%, 12/15/19	139,815
128,000	Becton Dickinson & Co., 4.69%, 12/15/44, Callable 6/15/44 @ 100	137,851

		277,666

Health Care Providers & Services (1.2%):
1,000,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44^	1,059,375
500,000	Express Scripts Holding Co., 4.75%, 11/15/21	551,777
1,600,000	Express Scripts Holding Co., 3.90%, 2/15/22	1,666,130
300,000	McKesson Corp., 2.28%, 3/15/19	299,374
1,900,000	Tenet Healthcare Corp., 8.13%, 4/1/22	2,123,249

		5,699,905

Health Care Services (0.2%):
900,000	HCA, Inc., 6.50%, 2/15/20	1,008,450

Continued

6

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Household Durables (0.2%):
$900,000	William Lyon Homes, Inc., 8.50%, 11/15/20, Callable 11/15/16 @ 104.25	$969,750

Independent Power and Renewable Electricity Producers (1.1%):
900,000	AES Corp., 4.88%, 5/15/23, Callable 3/15/18 @ 102.44	893,250
1,313,000	Dominion Resources, Inc., Series 06-B, 2.56%, 9/30/66, Callable 1/29/15 @ 100(b)	1,234,549
1,000,000	Murray Energy Corp., 8.63%, 6/15/21, Callable 6/15/16 @ 106.47(a)	955,000
900,000	NRG Energy, Inc., 6.25%, 5/1/24, Callable 5/1/19 @ 103.13(a)	915,750
863,754	NSG Holdings, LLC / NSG Holdings, Inc., 7.75%, 12/15/25(a)	919,898

		4,918,447

Insurance (2.1%):
307,000	American International Group, Inc., Series G, 5.60%, 10/18/16, MTN^	329,895
103,000	American International Group, Inc., 4.88%, 6/1/22	115,704
600,000	Aon plc, 5.00%, 9/30/20	669,973
1,100,000	Five Corners Funding Trust, 4.42%, 11/15/23(a)	1,159,052
59,000	Hartford Financial Services Group, Inc. (The), 5.13%, 4/15/22	66,321
700,000	Liberty Mutual Group, Inc., 5.00%, 6/1/21(a)	762,511
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(a)	185,486
978,000	Marsh & McLennan Cos., Inc., 4.80%, 7/15/21, Callable 4/15/21 @ 100	1,086,968
291,000	MetLife Global Funding, Inc., 1.88%, 6/22/18(a)	290,806
300,000	Northwestern Mutual Life Insurance Co. (The), 6.06%, 3/30/40(a)	387,786
1,077,000	Pacific Life Corp., 6.00%, 2/10/20(a)	1,224,207
500,000	Pacific Life Corp., 9.25%, 6/15/39(a)	786,502
436,000	Pacific Life Corp., 5.13%, 1/30/43(a)	479,504
50,000	Prudential Financial, Inc., 2.30%, 8/15/18	50,579
65,000	Symetra Financial Corp., 6.13%, 4/1/16(a)	68,194
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	553,831
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(a)	114,221
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(a)	169,029
854,000	Unum Group, 5.75%, 8/15/42	988,100

		9,488,669

Life Sciences Tools & Services (0.0%):
104,000	Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	103,418
66,000	Thermo Fisher Scientific, Inc., 2.40%, 2/1/19^	66,098

		169,516

Media (1.3%):
750,000	Comcast Corp., 4.75%, 3/1/44	835,794
134,000	COX Communications, Inc., 3.25%, 12/15/22(a)	131,566
800,000	McGraw-Hill Global Education Holdings, LLC, 9.75%, 4/1/21, Callable 4/16/21 @ 107.31	884,000
395,000	News America, Inc., 7.75%, 12/1/45	594,199
101,000	Time Warner Cable, Inc., 5.85%, 5/1/17	110,246

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$716,000	Time Warner Cable, Inc., 8.25%, 4/1/19	$876,486
1,000,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100	1,070,191
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	663,054
775,000	Time Warner, Inc., 2.10%, 6/1/19^	763,534
46,000	Viacom, Inc., 2.50%, 9/1/18	46,407

		5,975,477

Metals & Mining (0.1%):
274,000	Alcoa, Inc., 5.13%, 10/1/24, Callable 7/1/24 @ 100^	290,377

Multi-Utilities (0.1%):
305,000	FirstEnergy Solutions Co., 6.05%, 8/15/21^	337,736
56,000	PG&E Corp., 2.40%, 3/1/19, Callable 2/1/19 @ 100^	56,085

		393,821

Oil, Gas & Consumable Fuels (3.6%):
800,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102.43	812,000
3,900,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	4,336,028
404,000	Berkshire Hathaway Energy Co., 2.00%, 11/15/18, Callable 10/15/18 @ 100	403,158
166,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100	165,809
37,000	DCP Midstream Operating LLC, 2.70%, 4/1/19, Callable 3/1/19 @ 100	36,219
500,000	DCP Midstream Operating LLC, 5.35%, 3/15/20(a)	523,319
1,300,000	DCP Midstream Operating LLC, 4.75%, 9/30/21(a)	1,290,760
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100	155,981
1,000,000	El Paso Pipeline Partners LP, 5.00%, 10/1/21, Callable 7/1/21 @ 100	1,051,730
117,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100(a)	113,794
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100^(a)	119,522
1,995,000	Ep Energy LLC, 9.38%, 5/1/20, Callable 5/1/16 @ 104.69^	2,014,950
5,000	Ep Energy LLC, 7.75%, 9/1/22, Callable 9/1/17 @ 103.88^	4,675
168,000	Kinder Morgan (Delaware), Inc., 2.00%, 12/1/17	166,961
157,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19^	154,694
600,000	Marathon Petroleum Corp., 5.13%, 3/1/21	655,822
1,300,000	Phillips 66, 4.30%, 4/1/22	1,372,398
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(a)	350,639
647,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	709,848
299,000	Williams Cos., Inc., 3.70%, 1/15/23, Callable 10/15/22 @ 100	268,528
1,466,000	Williams Cos., Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100	1,363,352

Continued

7

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100^	$284,476

		16,354,663

Pharmaceuticals (0.2%):
355,000	AbbVie, Inc., 1.75%, 11/6/17	355,771
205,000	Bayer US Finance LLC, 3.00%, 10/8/21(a)	206,667
121,000	Mylan, Inc., 1.35%, 11/29/16^	120,404
117,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	116,547
57,000	Zoetis, Inc., 1.88%, 2/1/18	56,487

		855,876

Real Estate Investment Trusts (REITs) (4.2%):
82,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20, Callable 12/15/19 @ 100	81,216
102,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	101,824
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	167,455
1,159,000	BioMed Realty LP, 3.85%, 4/15/16, Callable 3/15/16 @ 100	1,196,853
215,000	BioMed Realty LP, 2.63%, 5/1/19, Callable 4/1/19 @ 100	214,811
500,000	BioMed Realty LP, 4.25%, 7/15/22, Callable 4/15/22 @ 100	518,259
151,000	Brandywine Operating Partners LP, 6.00%, 4/1/16	159,285
279,000	Brandywine Operating Partners LP, 4.95%, 4/15/18, Callable 3/15/18 @ 100	299,912
357,000	Brandywine Operating Partners LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	360,033
394,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	394,792
394,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	398,414
134,000	Camden Property Trust, 2.95%, 12/15/22	130,710
1,625,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	1,660,587
255,000	Corporate Office Properties LP, 3.70%, 6/15/21, Callable 4/15/21 @ 100	253,896
1,000,000	DDR Corp., 7.50%, 4/1/17	1,120,382
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,189,204
700,000	Duke Realty Corp., 4.38%, 6/15/22, Callable 3/15/22 @ 100	740,993
256,000	Duke Realty Corp., 3.88%, 10/15/22, Callable 7/15/22 @ 100	263,627
183,000	Duke Realty Corp., 3.63%, 4/15/23, Callable 1/15/23 @ 100	183,710
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	147,724
70,000	Equity Commonwealth, 5.88%, 9/15/20, Callable 3/15/20 @ 100	77,009
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	501,847
62,000	Essex Portfolio LP, 5.50%, 3/15/17	67,142
500,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100	491,914

Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Investment Trusts (REITs), continued
$255,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	$268,065
800,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/15/24 @ 100	812,654
48,000	Health Care REIT, Inc., 4.70%, 9/15/17	51,574
143,000	Health Care REIT, Inc., 2.25%, 3/15/18	143,895
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	531,698
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	136,490
1,000,000	Liberty Property LP, 4.13%, 6/15/22, Callable 3/15/22 @ 100	1,036,626
184,000	Liberty Property LP, 3.38%, 6/15/23, Callable 3/15/23 @ 100	179,384
303,000	Mack-Cali Realty LP, 5.80%, 1/15/16	315,970
250,000	Mack-Cali Realty LP, 2.50%, 12/15/17	250,999
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	503,475
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	367,201
1,573,000	Mid-America Apartments LP, 4.30%, 10/15/23, Callable 7/15/23 @ 100	1,655,105
126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	131,121
128,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100(a)	126,694
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	68,976
80,000	PPF Funding, Inc., 5.70%, 4/15/17(a)	85,207
116,000	Reckson Operating Partnership LP, 6.00%, 3/31/16	122,279
900,000	Sabra Healthcare REIT, Inc., 5.50%, 2/1/21, Callable 2/1/17 @ 104.13	936,000
63,000	Ventas Realty LP/Capital Corp., 1.55%, 9/26/16	63,253
190,000	Ventas Realty LP/Capital Corp., 1.25%, 4/17/17	188,231
225,000	Ventas Realty LP/Capital Corp., 2.00%, 2/15/18, Callable 1/15/18 @ 100^	225,199
111,000	Ventas Realty LP/Capital Corp., 4.00%, 4/30/19, Callable 1/30/19 @ 100	117,469
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	66,236

		19,105,400

Retail (0.3%):
1,500,000	J.C. Penney Corp., Inc., 8.13%, 10/1/19	1,320,000

Road & Rail (0.2%):
1,000,000	Hertz Corp., 6.75%, 4/15/19, Callable 4/15/15 @ 103.38	1,030,000

Specialized Finance (0.2%):
1,100,000	ILFC E-Captial Trust I, 4.37%, 12/21/65, Callable 2/9/15 @ 100(a)(b)	1,023,000

Steel (0.2%):
1,000,000	JMC Steel Group, 8.25%, 3/15/18, Callable 2/9/15 @ 106.19(a)	950,000

Continued

8

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Corporate Bonds, continued
Technology Hardware, Storage & Peripherals (0.1%):
$300,000	Xerox Corp., 4.25%, 2/15/15	$301,185
354,000	Xerox Corp., 2.95%, 3/15/17	363,738

		664,923

Tobacco (0.8%):
1,000,000	Altria Group, Inc., 2.63%, 1/14/20, Callable 12/14/19 @ 100	1,002,903
1,100,000	Altria Group, Inc., 2.85%, 8/9/22	1,068,866
212,000	Altria Group, Inc., 4.00%, 1/31/24	221,027
186,000	Reynolds American, Inc., 3.25%, 11/1/22	181,172
600,000	Reynolds American, Inc., 7.25%, 6/15/37	770,690
400,000	Reynolds American, Inc., 4.75%, 11/1/42^	388,220

		3,632,878

Trading Companies & Distributors (0.5%):
200,000	Air Lease Corp., 2.13%, 1/15/18	196,500
334,000	Air Lease Corp., 4.75%, 3/1/20	354,875
379,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100	380,895
1,331,000	Air Lease Corp., 4.25%, 9/15/24, Callable 6/15/24 @ 100	1,340,983

		2,273,253

Wireless Telecommunication Services (2.3%):
2,100,000	Alcatel-Lucent USA, Inc., 6.75%, 11/15/20, Callable 11/15/16 @ 103.34^(a)	2,216,550
233,000	Embarq Corp., 7.08%, 6/1/16	251,085
2,990,000	Embarq Corp., 8.00%, 6/1/36	3,341,325
1,000,000	Level 3 Financing, Inc., 7.00%, 6/1/20, Callable 6/1/16 @ 103.5	1,053,750
900,000	Sprint Capital Corp., 6.90%, 5/1/19	918,000
2,500,000	T-Mobile USA, Inc., 6.38%, 3/1/25, Callable 9/1/19 @ 103.19	2,540,000

		10,320,710

Total Corporate Bonds (Cost $191,404,428)		192,276,382

Yankee Dollars (14.1%):
Airlines (0.5%):
1,000,000	Air Canada, 6.75%, 10/1/19, Callable 10/1/16 @ 103.38(a)	1,040,000
1,100,000	Air Canada, 7.75%, 4/15/21^(a)	1,145,375

		2,185,375

Banks (3.8%):
365,000	Banco Nacional de Desenvolvimento Economico, 3.38%, 9/26/16(a)	366,241
754,000	Banco Nacional de Desenvolvimento Economico, 6.37%, 6/16/18(a)	803,764
1,820,000	Banco Nacional de Desenvolvimento Economico, 4.00%, 4/14/19(a)	1,792,700
126,000	Banco Nacional de Desenvolvimento Economico, 6.50%, 6/10/19(a)	133,560
966,000	Banco Nacional de Desenvolvimento Economico, 5.50%, 7/12/20(a)	996,091
334,000	Banco Nacional de Desenvolvimento Economico, 5.75%, 9/26/23(a)	344,020
200,000	Barclays Bank plc, 2.50%, 2/20/19	202,657

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$42,000	Credit Suisse, NY, 6.00%, 2/15/18	$46,720
205,000	HSBC Holdings plc, 4.25%, 3/14/24	213,319
1,161,000	Intesa Sanpaolo SpA, 3.13%, 1/15/16	1,179,350
2,700,000	Intesa Sanpaolo SpA, 2.38%, 1/13/17	2,723,632
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22^	2,775,436
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	490,237
1,659,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	1,795,698
2,212,000	Royal Bank of Scotland Group plc, 5.13%, 5/28/24	2,250,027
1,000,000	Sumitomo Mitsui Banking Corp., 1.30%, 1/10/17^	998,105
700,000	UBS AG Stamford CT, 2.38%, 8/14/19	699,959

		17,811,516

Commercial Services & Supplies (0.2%):
1,000,000	GardaWorld Security Corp., 7.25%, 11/15/21, Callable 11/15/16 @ 105.44(a)	990,000

Containers & Packaging (0.0%):
75,000	Tyco Electronics Group SA, 2.38%, 12/17/18, Callable 11/17/18 @ 100	75,646

Diversified Financial Services (0.4%):
900,000	AerCap Ireland Capital, Ltd./ and AerCap Global Aviation Trust, 5.00%, 10/1/21^(a)	931,500
900,000	BP Capital Markets plc, 4.74%, 3/11/21	979,658

		1,911,158

Food & Staples Retailing (0.5%):
2,150,000	JBS Investments GMBH, 7.75%, 10/28/20, Callable 10/28/17 @ 103.88(a)	2,226,325

Hotels, Resorts & Cruise Lines (0.2%):
800,000	Royal Caribbean Cruises, 7.50%, 10/15/27	900,000

Insurance (0.0%):
200,000	AIA Group, Ltd., 2.25%, 3/11/19(a)	199,106

Media (0.3%):
1,000,000	Columbus International, Inc., 7.38%, 3/30/21, Callable 3/30/18 @ 103.69(a)	1,040,000
123,000	Thomson Reuters Corp., 1.30%, 2/23/17	122,355
314,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	317,449

		1,479,804

Metals & Mining (0.3%):
200,000	Codelco, Inc., 5.63%, 10/18/43(a)	225,689
200,000	Codelco, Inc., 4.88%, 11/4/44(a)	203,133
1,000,000	Vale Overseas, Ltd., 6.25%, 1/11/16	1,039,600

		1,468,422

Miscellaneous Manufacturing (0.5%):
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	106,307
2,100,000	Trinseo Materials Operating SCA, 8.75%, 2/1/19, Callable 8/1/15 @ 104.38	2,128,875

		2,235,182

Continued

9

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels (4.5%):
$164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	$163,035
676,000	Canadian Natural Resources, Ltd., 3.90%, 2/1/25, Callable 11/1/24 @ 100^	666,378
330,000	Empresa Nacional del Petroleo, 4.38%, 10/30/24(a)	322,795
762,000	Petrobras Global Finance BV, 3.25%, 3/17/17	718,185
1,080,000	Petrobras Global Finance BV, 3.00%, 1/15/19^	954,796
2,613,000	Petrobras Global Finance BV, 4.88%, 3/17/20	2,444,487
234,000	Petrobras Global Finance BV, 4.38%, 5/20/23	201,259
823,000	Petrobras Global Finance BV, 5.63%, 5/20/43	670,951
1,793,000	Petrobras Global Finance BV, 7.25%, 3/17/44	1,770,587
1,000,000	Petrobras International Finance Co., 3.50%, 2/6/17^	954,910
1,087,000	Petrobras International Finance Co., 5.75%, 1/20/20^	1,049,727
3,241,000	Petrobras International Finance Co., 5.38%, 1/27/21	3,003,013
2,000,000	Petroleos de Venezuela SA, 8.50%, 11/2/17^(a)	1,144,000
450,000	Petroleos Mexicanos, 3.50%, 7/18/18	455,625
237,000	Petroleos Mexicanos, 8.00%, 5/3/19	280,253
151,000	Petroleos Mexicanos, 6.00%, 3/5/20^	169,498
285,000	Petroleos Mexicanos, 3.50%, 1/30/23	272,603
1,169,000	Petroleos Mexicanos, 4.88%, 1/18/24	1,214,591
696,000	Petroleos Mexicanos, 6.50%, 6/2/41	798,660
1,761,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,796,219
1,000,000	Transocean, Inc., 5.05%, 12/15/16	1,004,788

		20,056,360

Paper & Forest Products (0.2%):
900,000	Sappi, Ltd., 6.63%, 4/15/21(a)	922,500

Pharmaceuticals (0.3%):
774,000	Actavis Funding SCS, 1.30%, 6/15/17	759,901
230,000	Actavis Funding SCS, 2.45%, 6/15/19	226,078
200,000	Perrigo Co. PLC, 2.30%, 11/8/18	199,842
200,000	Perrigo Finance PLC, 3.50%, 12/15/21, Callable 10/15/21 @ 100	202,333
200,000	Perrigo Finance PLC, 3.90%, 12/15/24, Callable 9/15/24 @ 100	203,659

		1,591,813

Sovereign Bonds (1.1%):
255,000	Italy Government International Bond, 5.38%, 6/12/17	276,864
1,170,000	Republic of Argentina, 1.74%, 10/3/15	1,154,790
1,500,000	Republic of Belarus, 8.95%, 1/26/18	1,375,350
1,500,000	Republic of Indonesia, 5.38%, 10/17/23	1,635,000

		4,442,004

Thrifts & Mortgage Finance (0.0%):
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(a)	204,707

Transportation & Shipping (0.2%):
900,000	Navios Maritime Holdings/Finance, 7.38%, 1/15/22, Callable 1/15/17 @ 106(a)	823,500

Principal Amount		Fair Value
Yankee Dollars, continued
Wireless Telecommunication Services (1.1%):
$1,000,000	Altice SA, 9.88%, 12/15/20(a)	$1,068,932
2,000,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 106(a)	2,003,750
2,100,000	Digicel Group, Ltd., 8.25%, 9/30/20, Callable 9/30/16 @ 104.13(a)	2,037,000

		5,109,682

Total Yankee Dollars (Cost $66,537,738)		64,633,100

Municipal Bonds (5.0%):
California (1.6%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	14,812
15,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	23,025
2,825,000	California State, Build America Bonds, GO, 7.60%, 11/1/40	4,407,932
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	594,632
1,125,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	1,736,089
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	677,575

		7,454,065

Illinois (3.4%):
35,000	Illinois State, GO, 4.96%, 3/1/16	36,461
15,000	Illinois State, GO, 5.37%, 3/1/17	16,058
35,000	Illinois State, GO, 4.35%, 6/1/18	36,524
5,665,000	Illinois State, GO, 5.10%, 6/1/33	5,623,588
455,000	Illinois State, GO, 1.28%, 12/1/15	455,491
420,000	Illinois State, GO, 4.00%, 12/1/20	423,641
565,000	Illinois State, GO, 5.67%, 3/1/18	618,692
880,000	Illinois State, GO, 5.88%, 3/1/19	971,626
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,276,044
105,000	Chicago Illinois, Taxable Project, GO, Series B, 5.43%, 1/1/42	98,905
770,000	Chicago Illinois, Taxable Project, GO, Series B, 6.31%, 1/1/44	815,692
80,000	Chicago Illinois, GO, Series B, 5.63%, 1/1/22	85,629
395,000	Chicago Illinois, Taxable Project, GO, Series C1, 7.78%, 1/1/35	468,794
315,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	352,397
10,000	Illinois State, Build America Bonds, GO, Series 3, 5.55%, 4/1/19	10,783
2,500,000	Illinois State Finance Authority Revenue, Series A, 4.55%, 10/1/18	2,568,375
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	350,699

		15,209,399

Total Municipal Bonds (Cost $21,650,366)		22,663,464

Continued

10

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount		Fair Value
U.S. Government Agency Mortgages (12.7%):
Federal Home Loan Mortgage Corporation (2.7%)
$1,457,652	4.00%, 2/1/41, Pool #A96807	$1,555,666
185,086	4.50%, 3/1/41, Pool #A97673	200,863
297,290	4.50%, 4/1/41, Pool #A97942	322,608
122,222	3.50%, 8/1/42, Pool #Q10164	127,223
130,656	3.50%, 8/1/42, Pool #Q10047	136,054
127,707	3.50%, 8/1/42, Pool #Q10434	133,006
133,386	3.50%, 9/1/42, Pool #Q11244	138,886
96,619	4.00%, 11/1/42, Pool #Q13121	103,513
85,921	3.50%, 11/1/42, Pool #G07231	89,463
876,362	3.50%, 4/1/43, Pool #Q17209	912,191
195,192	4.00%, 5/1/43, Pool #Q18481	209,171
98,410	4.00%, 7/1/43, Pool #Q19597	105,476
997,941	3.00%, 10/1/43, Pool #G08553	1,009,400
99,714	4.00%, 10/1/43, Pool #Q22499	106,875
591,620	4.00%, 11/1/43, Pool #Q23023	635,314
199,407	4.00%, 1/1/44, Pool #V80950	213,736
6,341,193	3.50%, 2/1/44, Pool #U99114	6,619,537

		12,618,982

Federal National Mortgage Association (8.0%)
99,999	2.50%, 10/1/28, Pool #AU2669	102,021
1,000,001	2.50%, 8/1/29, Pool #AW0052	1,019,347
700,000	3.00%, 12/25/29	728,431
311,067	3.50%, 1/1/34, Pool #AS1611	327,618
106,738	3.50%, 1/1/34, Pool #AS1406	112,429
233,884	3.50%, 1/1/34, Pool #AS1612	246,395
46,123	3.50%, 1/1/34, Pool #AS1614	48,654
77,776	6.00%, 10/1/34, Pool #AL2130	89,547
282,502	5.50%, 1/1/35, Pool #735141	317,519
143,330	5.50%, 9/1/36, Pool #AD0500	161,352
1,020,816	6.00%, 1/1/37, Pool #932030	1,160,917
213,420	6.00%, 3/1/37, Pool #889506	242,811
259,835	6.00%, 1/1/38, Pool #889371	298,715
90,741	6.00%, 3/1/38, Pool #889219	104,552
52,141	6.00%, 7/1/38, Pool #889733	60,018
347,701	6.00%, 5/1/40, Pool #AL2129	400,165
595,084	4.50%, 8/1/40, Pool #AE0217	647,268
28,073	4.00%, 9/1/40, Pool #AD5173	30,004
31,039	4.00%, 10/1/40, Pool #AE4428	33,169
32,976	4.00%, 10/1/40, Pool #AE4047	35,247
88,501	4.00%, 10/1/40, Pool #AE4044	94,565
187,451	4.00%, 12/1/40, Pool #AA4757	200,338
88,618	4.00%, 12/1/40, Pool #AE7856	94,726
250,000	4.50%, 8/1/41, Pool #AI8715	273,912
876,328	4.00%, 10/1/41, Pool #AL2512	936,370
34,104	6.00%, 1/1/42, Pool #AL2128	39,394
250,000	4.50%, 4/1/42, Pool #AK8453	271,684
250,000	4.50%, 4/1/42, Pool #AO0186	271,630
200,550	4.50%, 6/1/42, Pool #AO6381	217,939
200,000	4.50%, 7/1/42, Pool #AO5544	217,369
250,000	4.50%, 10/1/42, Pool #AP9743	271,370
492,424	2.50%, 2/1/43, Pool #AB8465	481,486
394,455	3.00%, 6/1/43, Pool #AT5691	399,635
149,377	3.00%, 6/1/43, Pool #AU5339	151,330
382,636	3.00%, 6/1/43, Pool #AR7110	387,572
365,032	3.00%, 7/1/43, Pool #AU2555	369,751

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$315,042	3.00%, 9/1/43, Pool #AU4674	$319,013
4,984,960	3.00%, 10/1/43, Pool #AU4405	5,048,653
14,469,695	3.50%, 1/1/44, Pool #AL6167	15,107,094
500,000	5.50%, 1/25/44	559,297
500,000	4.00%, 2/25/44	532,260
197,120	4.00%, 9/1/44, Pool #AS3236	210,626
91,572	4.00%, 11/1/44, Pool #AX9367	97,849
57,759	4.00%, 11/1/44, Pool #AX8968	61,719
61,011	4.00%, 12/1/44, Pool #MA2127	65,193
191,395	4.00%, 12/1/44, Pool #AS4169	204,516
76,221	4.00%, 12/1/44, Pool #AX9135	81,446
78,883	4.00%, 12/1/44, Pool #AW9502	84,328
107,118	4.00%, 12/1/44, Pool #AW8816	114,462
58,250	4.00%, 12/1/44, Pool #AX9370	62,243
43,765	4.00%, 12/1/44, Pool #AY0510	46,765
62,396	4.00%, 12/1/44, Pool #AY0045	66,673
397,290	4.00%, 12/1/44, Pool #AX9961	424,526
79,483	4.00%, 1/1/45, Pool #AS4183	84,932
600,000	5.00%, 1/25/45	662,895
1,200,000	3.50%, 1/25/45	1,250,906
200,000	4.00%, 1/25/45	213,451

		36,144,097

Government National Mortgage Association (2.0%)
25,938	5.00%, 6/15/34, Pool #629493	28,735
498,306	5.50%, 6/15/35, Pool #783800	558,582
24,917	5.00%, 3/15/38, Pool #676766	27,452
17,535	5.00%, 4/15/38, Pool #672672	19,319
55,642	5.00%, 8/15/38, Pool #687818	61,265
578,054	5.00%, 1/15/39, Pool #705997	639,345
4,768	5.00%, 3/15/39, Pool #697946	5,272
569,672	5.00%, 3/15/39, Pool #646746	629,951
743,225	4.00%, 10/15/40, Pool #783143	798,952
1,684,584	4.50%, 3/20/41, Pool #4978	1,848,264
1,176,357	4.00%, 5/20/41, Pool #5054	1,264,890
386,757	4.00%, 12/20/41, Pool #5259	415,160
223,051	3.50%, 7/20/42, Pool #MA0220	234,510
824,738	3.50%, 4/20/43, Pool #MA0934	866,940
97,506	3.50%, 7/20/43, Pool #MA1157	102,486
1,000,000	4.50%, 1/20/44	1,092,617
700,000	4.00%, 1/20/45	750,523

		9,344,263

Total U.S. Government Agency Mortgages (Cost $57,662,721)		58,107,342

U.S. Treasury Obligations (11.7%):
U.S. Treasury Bond (2.3%)
9,946,000	3.00%, 11/15/44	10,452,629

U.S. Treasury Inflation Index Bonds (1.2%)
4,930,000	1.38%, 2/15/44	5,684,491

U.S. Treasury Note (8.2%)
29,183,000	0.88%, 11/15/17	29,043,915
8,295,000	1.00%, 12/15/17	8,275,557

		37,319,472

Total U.S. Treasury Obligations (Cost $52,887,995)		53,456,592

Continued

11

AZL Pyramis Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

Principal Amount or Shares		Fair Value
Securities Held as Collateral for Securities on Loan (6.7%):
$30,857,494	Allianz Variable Insurance Products Securities Lending Collateral Trust (c)	$30,857,494

Total Securities Held as Collateral for Securities on Loan (Cost $30,857,494)		30,857,494

Unaffiliated Investment Company (1.6%):
7,483,253	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00% (d)	7,483,253

Total Unaffiliated Investment Company (Cost $7,483,253)		7,483,253

Total Investment Securities (Cost $494,718,100)(e) — 108.2%		494,806,422
Net other assets (liabilities) — (8.2)%		(37,519,754)

Net Assets — 100.0%		$457,286,668

Percentages indicated are based on net assets as of December 31, 2014.

GO—General Obligation

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $29,801,439.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(d)	The rate represents the effective yield at December 31, 2014.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Argentina	0.2%
Austria	0.6%
Barbados	0.2%
Belarus	0.3%
Bermuda	0.4%
Brazil	0.9%
Canada	0.9%
Cayman Islands	1.4%
Chile	0.2%
Hong Kong	—	%NM
Indonesia	0.3%
Ireland	0.3%
Italy	0.8%
Japan	0.2%
Liberia	0.2%
Luxembourg	1.3%
Marshall Islands	0.2%
Mexico	1.0%
Netherlands	1.4%
Switzerland	0.2%
United Kingdom	1.9%
United States	86.9%
Venezuela	0.2%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

12

AZL Pyramis Core Bond Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$494,718,100

Investment securities, at value*	$494,806,422
Interest and dividends receivable	3,689,569
Receivable for investments sold	8,858,032
Prepaid expenses	3,511

Total Assets	507,357,534

Liabilities:
Payable for investments purchased	16,814,596
Payable for capital shares redeemed	2,078,930
Payable for collateral received on loaned securities	30,857,494
Manager fees payable	194,249
Administration fees payable	14,357
Distribution fees payable	97,124
Custodian fees payable	2,940
Administrative and compliance services fees payable	1,019
Trustee fees payable	20
Other accrued liabilities	10,137

Total Liabilities	50,070,866

Net Assets	$457,286,668

Net Assets Consist of:
Capital	$449,402,583
Accumulated net investment income/(loss)	8,816,214
Accumulated net realized gains/(losses) from investment transactions	(1,020,451)
Net unrealized appreciation/(depreciation) on investments	88,322

Net Assets	$457,286,668

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,091,421
Net Asset Value (offering and redemption price per share)	$10.14

*	Includes securities on loan of $29,801,439.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$11,574,361
Dividends	8
Income from securities lending	15,675

Total Investment Income	11,590,044

Expenses:
Manager fees	1,981,661
Administration fees	165,755
Distribution fees	990,830
Custodian fees	16,062
Administrative and compliance services fees	5,310
Trustee fees	19,857
Professional fees	23,002
Shareholder reports	6,094
Other expenses	9,441

Total expenses	3,218,012

Net Investment Income/(Loss)	8,372,032

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	6,015,608
Net realized gains/(losses) on futures contracts	65,660
Net realized gains/(losses) on swap agreements	138,087
Change in net unrealized appreciation/depreciation on investments	5,528,827

Net Realized/Unrealized Gains/(Losses) on Investments	11,748,182

Change in Net Assets Resulting From Operations	$20,120,214

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Pyramis Core Bond Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$8,372,032	$4,395,875
Net realized gains/(losses) on investment transactions	6,219,355	(4,746,346)
Change in unrealized appreciation/depreciation on investments	5,528,827	(6,959,487)

Change in net assets resulting from operations	20,120,214	(7,309,958)

Dividends to Shareholders:
From net investment income	(6,291,393)	(1,418,029)
From net realized gains	—	(669,238)

Change in net assets resulting from dividends to shareholders	(6,291,393)	(2,087,267)

Capital Transactions:
Proceeds from shares issued	116,507,125	60,581,406
Proceeds from dividends reinvested	6,291,393	2,087,267
Value of shares redeemed	(49,963,875)	(40,347,726)

Change in net assets resulting from capital transactions	72,834,643	22,320,947

Change in net assets	86,663,464	12,923,722
Net Assets:
Beginning of period	370,623,204	357,699,482

End of period	$457,286,668	$370,623,204

Accumulated net investment income/(loss)	$8,816,214	$6,270,698

Share Transactions:
Shares issued	11,531,535	6,134,245
Dividends reinvested	627,884	216,746
Shares redeemed	(4,953,034)	(4,006,423)

Change in shares	7,206,385	2,344,568

See accompanying notes to the financial statements.

14

AZL Pyramis Core Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	September 5, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$9.78	$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.18	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.34	(0.34)	0.04

Total from Investment Activities	0.52	(0.22)	0.06

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.04)	—
Net Realized Gains	—	(0.02)	—

Total Dividends	(0.16)	(0.06)	—

Net Asset Value, End of Period	$10.14	$9.78	$10.06

Total Return(b)	5.37%	(2.20)%	0.60	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$457,287	$370,623	$357,699
Net Investment Income/(Loss)(d)	2.11%	1.24%	0.78%
Expenses Before Reductions(d)(e)	0.81%	0.81%	0.80%
Expenses Net of Reductions(d)	0.81%	0.81%	0.80%
Portfolio Turnover Rate(f)	421%	488%	303	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

15

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Core Bond Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

16

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $8.1 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,563 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Fund had no open futures contracts as of December 31, 2014. The monthly average notional amount for these contracts was $0.7 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

17

AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. During the year, the Fund entered into interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The Fund had no open interest rate swaps as of December 31, 2014. The monthly average gross notional amount for interest rate swaps was $5.5 million for the year ended December 31, 2014.

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Interest Rate Risk Exposure	$65,660	$138,087	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis”), Pyramis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis Core Bond Fund	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.During the year ended December 31, 2014, there were no voluntary waivers.

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AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,873 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as level 1 in the fair value hierarchy.

Non-exchange traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

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AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Asset Backed Securities	$—	$18,845,475	$18,845,475
Collateralized Mortgage Obligations	—	46,483,320	46,483,320
Corporate Bonds+	—	192,276,382	192,276,382
Municipal Bonds	—	22,663,464	22,663,464
Securities Held as Collateral for Securities on Loan	—	30,857,494	30,857,494
U.S. Government Agency Mortgages	—	58,107,342	58,107,342
U.S. Treasury Obligations	—	53,456,592	53,456,592
Yankee Dollars+	—	64,633,100	64,633,100
Unaffiliated Investment Company	7,483,253	—	7,483,253

Total Investment Securities	$7,483,253	$487,323,169	$494,806,422

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$1,676,658,756	$1,599,252,670

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis Core Bond Fund	$1,439,122,891	$1,506,069,151

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $494,726,798. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,549,254
Unrealized depreciation	(5,469,630)

Net unrealized appreciation/(depreciation)	$79,624

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

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AZL Pyramis Core Bond Fund

Notes to the Financial Statements

December 31, 2014

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Pyramis Core Bond Fund	$983,986	$31,085	$1,015,071

During the year ended December 31, 2014, the Fund utilized $5,550,252 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Core Bond Fund	$6,291,393	$—	$6,291,393

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Core Bond Fund	$2,087,267	$—	$2,087,267

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Core Bond Fund	$8,819,574	$–	$(1,015,071)	$79,624	$7,884,127

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Core Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

24

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

27

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Russell 1000 Growth Index Fund returned 12.21%. That compared to a 13.05% total return for its benchmark, the Russell 1000® Growth Index1.

U.S. equities moved higher in 2014 as domestic economic growth gained momentum and interest rates remained low. The period started out on a negative note, however: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Equity markets declined sharply in January, but the sell-off was short-lived. Investors soon learned that the recent weakness in the U.S. economic data was weather-related, and therefore temporary. Meanwhile, the Federal Reserve shifted its position, announcing a more cautious approach to raising short-term rates.*

U.S. equities moved higher throughout the period, but volatility increased through the period. A combination of high valuations and persistent expectations of higher interest rates left stocks vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza—added to concerns.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. U.S. stocks recovered from a September sell-off to post impressive gains through the fourth quarter of 2014 as economic data continued to impress investors and helped to fuel a positive corporate earnings season. A sharp decline in oil prices later in the period contributed to uncertainty about global growth, but helped buoy U.S. stocks as it led to a pickup in consumer spending.

The Fund underperformed its benchmark due in large part to the effect of fees and expenses, as well as negative impacts from slight differences in weightings between the holdings in the Fund and the index. These negatives were partially offset by payments to the Fund resulting from class action lawsuits against companies held in the Fund.*

The low-interest rate environment helped the utilities sector to post strong returns as that sector offered attractive yields to income-seeking investors. Sectors tied to cyclical growth, such as health care and information technology, also fared well. The health care sector benefited from gains in the biotechnology industry, which were driven by new drug developments. Consumer staples also posted strong gains as many investors turned to more defensive holdings as volatility increased during the period. While most sectors posted gains for the period, the energy sector was an outlier. It posted a loss, weighed down by the dramatic slide in oil prices.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
1	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	Since Inception (4/30/10)
AZL® Russell 1000 Growth Index Fund	12.21%	19.36%	14.69%
Russell 1000® Growth Index	13.05%	20.26%	15.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund	0.78%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.84% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,059.30	$4.10	0.79%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Russell 1000 Growth Index Fund	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	28.1%
Consumer Discretionary	18.9
Health Care	14.1
Industrials	12.0
Consumer Staples	10.3
Financials	5.1
Energy	4.4
Materials	4.0
Telecommunication Services	2.1
Utilities	0.1

Total Common Stocks	99.1
Securities Held as Collateral for Securities on Loan	10.4
Money Market	0.9

Total Investment Securities	110.4
Net other assets (liabilities)	(10.4)

Net Assets	100.0%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (99.1%):
Aerospace & Defense (2.9%):
1,273	BE Aerospace, Inc.*^	$73,859
8,826	Boeing Co. (The)	1,147,202
1,200	Hexcel Corp.*^	49,788
9,478	Honeywell International, Inc.	947,042
513	Huntington Ingalls Industries, Inc.	57,692
637	KLX, Inc.*^	26,256
3,280	Lockheed Martin Corp.	631,630
1,753	Precision Castparts Corp.	422,263
1,445	Rockwell Collins, Inc.	122,074
1,388	Spirit AeroSystems Holdings, Inc., Class A*	59,740
640	TransDigm Group, Inc.	125,664
155	Triumph Group, Inc.	10,419
1,243	United Technologies Corp.	142,945

		3,816,574

Air Freight & Logistics (1.1%):
1,790	C.H. Robinson Worldwide, Inc.^	134,053
2,380	Expeditors International of Washington, Inc.	106,172
1,538	FedEx Corp.	267,089
8,567	United Parcel Service, Inc., Class B	952,393

		1,459,707

Airlines (1.0%):
1,528	Alaska Air Group, Inc.	91,313
8,717	American Airlines Group, Inc.	467,492
323	Copa Holdings SA, Class A	33,476
543	Delta Air Lines, Inc.	26,710
7,452	Southwest Airlines Co.	315,369
865	Spirit Airlines, Inc.*	65,377
4,520	United Continental Holdings, Inc.*	302,343

		1,302,080

Auto Components (0.4%):
1,671	Allison Transmission Holdings, Inc.	56,647
2,767	BorgWarner, Inc.	152,047
1,032	Gentex Corp.	37,286
3,186	Goodyear Tire & Rubber Co.	91,024
2,140	Johnson Controls, Inc.	103,448
780	Lear Corp.	76,502

		516,954

Automobiles (0.4%):
2,643	Harley-Davidson, Inc.	174,200
1,151	Tesla Motors, Inc.*^	255,994
550	Thor Industries, Inc.	30,729

		460,923

Banks (0.1%):
546	Signature Bank*	68,774
54	SVB Financial Group*	6,268

		75,042

Beverages (3.5%):
1,862	Brown-Forman Corp., Class B	163,558
48,058	Coca-Cola Co. (The)	2,029,009
3,043	Coca-Cola Enterprises, Inc.	134,561

Shares		Fair Value
Common Stocks, continued
Beverages, continued
1,810	Constellation Brands, Inc., Class A*	$177,688
2,377	Dr Pepper Snapple Group, Inc.	170,383
1,733	Monster Beverage Corp.*	187,771
18,350	PepsiCo, Inc.	1,735,176

		4,598,146

Biotechnology (5.5%):
2,394	Alexion Pharmaceuticals, Inc.*	442,962
1,475	Alkermes plc*	86,376
697	Alnylam Pharmaceuticals, Inc.*^	67,609
8,686	Amgen, Inc.	1,383,593
2,871	Biogen Idec, Inc.*	974,561
1,766	BioMarin Pharmaceutical, Inc.*	159,646
9,693	Celgene Corp.*	1,084,259
845	Cubist Pharmaceuticals, Inc.*^	85,049
18,587	Gilead Sciences, Inc.*	1,752,011
1,738	Incyte Corp.*^	127,065
154	Intercept Pharmaceuticals, Inc.*^	24,024
915	Medivation, Inc.*	91,143
810	Myriad Genetics, Inc.*^	27,589
955	Regeneron Pharmaceuticals, Inc.*^	391,789
1,203	Seattle Genetics, Inc.*^	38,652
586	United Therapeutics Corp.*^	75,881
2,859	Vertex Pharmaceuticals, Inc.*	339,649

		7,151,858

Building Products (0.2%):
415	A.O. Smith Corp.	23,410
1,143	Allegion plc	63,391
560	Armstrong World Industries, Inc.*	28,627
857	Fortune Brands Home & Security, Inc.^	38,796
606	Lennox International, Inc.^	57,613
4,272	Masco Corp.	107,655
1,153	USG Corp.*^	32,272

		351,764

Capital Markets (1.2%):
669	Affiliated Managers Group, Inc.*	141,989
802	Ameriprise Financial, Inc.	106,065
340	Artisan Partners Asset Management, Inc.	17,180
590	BlackRock, Inc., Class A+	210,960
2,212	Charles Schwab Corp. (The)	66,780
1,447	Eaton Vance Corp.^	59,226
859	Federated Investors, Inc., Class B^	28,287
3,923	Franklin Resources, Inc.^	217,217
819	Invesco, Ltd.	32,367
1,515	Lazard, Ltd., Class A	75,796
504	Legg Mason, Inc.^	26,898
486	NorthStar Asset Management Group, Inc.	10,969
1,537	SEI Investments Co.	61,541
3,180	T. Rowe Price Group, Inc.	273,035
2,836	TD Ameritrade Holding Corp.^	101,472
1,040	Waddell & Reed Financial, Inc., Class A	51,813

		1,481,595

Continued

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Chemicals (3.4%):
896	Airgas, Inc.	$103,201
378	Albemarle Corp.^	22,729
242	Axalta Coating Systems, Ltd.*	6,297
52	Cabot Corp.	2,281
165	Celanese Corp., Series A	9,893
106	Cytec Industries, Inc.	4,894
2,331	Dow Chemical Co. (The)	106,317
10,493	E.I. du Pont de Nemours & Co.	775,851
1,655	Eastman Chemical Co.	125,548
3,226	Ecolab, Inc.	337,182
1,630	FMC Corp.^	92,959
1,752	Huntsman Corp.^	39,911
975	International Flavor & Fragrances, Inc.^	98,826
5,068	LyondellBasell Industries NV, Class A	402,349
5,861	Monsanto Co.	700,213
111	NewMarket Corp.^	44,792
1,053	Platform Speciality Products Corp.*	24,451
1,673	PPG Industries, Inc.	386,714
3,545	Praxair, Inc.	459,290
61	Rayonier Advanced Materials, Inc.^	1,360
56	Rockwood Holdings, Inc.	4,413
1,504	RPM International, Inc.	76,268
538	Scotts Miracle-Gro Co. (The)	33,528
1,043	Sherwin Williams Co.^	274,351
651	Sigma Aldrich Corp.	89,363
1,031	Valspar Corp. (The)	89,161
805	W.R. Grace & Co.*	76,789
418	Westlake Chemical Corp.	25,536

		4,414,467

Commercial Services & Supplies (0.6%):
958	Cintas Corp.^	75,146
552	Clean Harbors, Inc.*^	26,524
1,332	Copart, Inc.*	48,605
545	Covanta Holding Corp.	11,995
1,984	Iron Mountain, Inc.^	76,701
696	KAR Auction Services, Inc.	24,116
1,123	Pitney Bowes, Inc.	27,368
240	R.R. Donnelley & Sons Co.	4,033
752	Rollins, Inc.	24,891
1,019	Stericycle, Inc.*^	133,570
4,542	Tyco International plc	199,212
929	Waste Connections, Inc.	40,867
593	Waste Management, Inc.	30,433

		723,461

Communications Equipment (1.5%):
56	Arista Networks, Inc.*^	3,403
1,557	Arris Group, Inc.*^	47,006
771	CommScope Holding Co., Inc.*	17,602
131	EchoStar Corp., Class A*	6,878
916	F5 Networks, Inc.*	119,505
270	Harris Corp.	19,391

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
1,155	Juniper Networks, Inc.	$25,780
560	Motorola Solutions, Inc.^	37,565
617	Palo Alto Networks, Inc.*^	75,625
20,429	QUALCOMM, Inc.	1,518,487
1,911	Riverbed Technology, Inc.*	39,004

		1,910,246

Construction & Engineering (0.1%):
1,192	Chicago Bridge & Iron Co. NV	50,040
1,194	Fluor Corp.	72,392
639	Quanta Services, Inc.*	18,141

		140,573

Construction Materials (0.1%):
600	Eagle Materials, Inc.	45,618
744	Martin Marietta Materials, Inc.^	82,078

		127,696

Consumer Finance (0.9%):
2,888	Ally Financial, Inc.*	68,215
10,980	American Express Co.	1,021,579
70	Santander Consumer USA Holdings, Inc.^	1,373
1,780	SLM Corp.	18,138
1,124	Synchrony Financial*	33,439

		1,142,744

Containers & Packaging (0.4%):
183	AptarGroup, Inc.^	12,232
397	Avery Dennison Corp.	20,596
1,687	Ball Corp.	115,002
1,661	Crown Holdings, Inc.*	84,545
1,219	Owens-Illinois, Inc.*	32,901
1,199	Packaging Corp. of America	93,582
2,603	Sealed Air Corp.	110,445
511	Silgan Holdings, Inc.^	27,390

		496,693

Distributors (0.2%):
1,738	Genuine Parts Co.	185,219
3,653	LKQ Corp.*	102,722

		287,941

Diversified Consumer Services (0.1%):
3,318	H&R Block, Inc.	111,750
2,056	Service Corp. International^	46,671
335	ServiceMaster Global Holdings, Inc.*	8,968

		167,389

Diversified Financial Services (0.4%):
1,047	CBOE Holdings, Inc.^	66,401
591	IntercontinentalExchange Group, Inc.	129,600
748	Leucadia National Corp.	16,770
1,082	LPL Financial Holdings, Inc.	48,203
2,288	Moody’s Corp.	219,214
646	MSCI, Inc., Class A	30,646

		510,834

Continued

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services (2.0%):
433	CenturyLink, Inc.	$17,138
3,259	Level 3 Communications, Inc.*	160,929
50,123	Verizon Communications, Inc.	2,344,754
6,820	Windstream Holdings, Inc.^	56,197
105	Zayo Group Holdings, Inc.*^	3,210

		2,582,228

Electric Utilities (0.1%):
1,770	ITC Holdings Corp.^	71,561

Electrical Equipment (0.7%):
514	Acuity Brands, Inc.	71,996
2,969	AMETEK, Inc.	156,258
6,344	Emerson Electric Co.	391,616
117	Hubbell, Inc., Class B	12,499
1,676	Rockwell Automation, Inc.	186,371
542	Roper Industries, Inc.	84,742
525	Solarcity Corp.*^	28,077

		931,559

Electronic Equipment, Instruments & Components (0.4%):
3,804	Amphenol Corp., Class A	204,692
348	Avnet, Inc.	14,971
1,075	CDW Corp.	37,808
3,633	Corning, Inc.	83,305
1,165	FLIR Systems, Inc.	37,641
403	IPG Photonics Corp.*^	30,193
297	Keysight Technologies, Inc.*	10,030
1,184	National Instruments Corp.	36,811
3,147	Trimble Navigation, Ltd.*	83,521

		538,972

Energy Equipment & Services (1.8%):
174	Atwood Oceanics, Inc.*	4,936
448	Baker Hughes, Inc.	25,119
1,575	Cameron International Corp.*	78,671
926	Dresser-Rand Group, Inc.*	75,747
483	Dril-Quip, Inc.*	37,061
2,846	FMC Technologies, Inc.*	133,307
51	Frank’s International NV	848
10,222	Halliburton Co.	402,032
784	Helmerich & Payne, Inc.	52,857
365	Nabors Industries, Ltd.	4,738
451	National-Oilwell Varco, Inc.^	29,554
1,288	Oceaneering International, Inc.	75,747
914	Patterson-UTI Energy, Inc.	15,163
782	RPC, Inc.^	10,197
15,741	Schlumberger, Ltd.	1,344,439
1,296	Seadrill, Ltd.^	15,474
107	Seventy Seven Energy, Inc.*^	579
132	Superior Energy Services, Inc.	2,660
39	Unit Corp.*	1,330

		2,310,459

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.8%):
5,015	Costco Wholesale Corp.	$710,876
2,009	CVS Caremark Corp.	193,487
6,167	Kroger Co. (The)	395,983
1,209	Sprouts Farmers Market, Inc.*^	41,082
2,646	Sysco Corp.^	105,020
8,686	Walgreens Boots Alliance, Inc.	661,873
1,967	Wal-Mart Stores, Inc.	168,926
1,912	Whole Foods Market, Inc.^	96,403

		2,373,650

Food Products (1.7%):
794	Archer-Daniels-Midland Co.	41,288
1,396	Campbell Soup Co.^	61,424
2,141	Flowers Foods, Inc.	41,086
7,437	General Mills, Inc.^	396,615
1,086	Hain Celestial Group, Inc.*^	63,303
1,809	Hershey Co.^	188,009
1,638	Hormel Foods Corp.	85,340
140	Ingredion, Inc.	11,878
2,835	Kellogg Co.	185,522
1,712	Keurig Green Mountain, Inc.	226,660
7,205	Kraft Foods Group, Inc.	451,466
1,579	McCormick & Co.	117,320
2,446	Mead Johnson Nutrition Co.	245,921
104	Pilgrim’s Pride Corp.*	3,410
8,075	Rite AID Corp.*^	60,724
203	Tyson Foods, Inc., Class A	8,138
2,082	WhiteWave Foods Co., Class A*	72,849

		2,260,953

Health Care Equipment & Supplies (1.8%):
1,010	Align Technology, Inc.*^	56,469
6,567	Baxter International, Inc.	481,294
2,338	Becton, Dickinson & Co.	325,356
1,555	Boston Scientific Corp.*	20,604
923	C.R. Bard, Inc.	153,790
431	Cooper Cos., Inc. (The)^	69,861
550	DENTSPLY International, Inc.	29,299
1,277	Edwards Lifesciences Corp.*	162,664
472	Halyard Health, Inc.*^	21,462
63	Hill-Rom Holdings, Inc.	2,874
957	Hologic, Inc.*	25,590
584	IDEXX Laboratories, Inc.*^	86,590
403	Intuitive Surgical, Inc.*	213,163
1,694	ResMed, Inc.^	94,966
438	Sirona Dental Systems, Inc.*	38,268
2,215	St. Jude Medical, Inc.	144,041
2,425	Stryker Corp.	228,750
1,254	Varian Medical Systems, Inc.*	108,484
156	Zimmer Holdings, Inc.	17,694

		2,281,219

Continued

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.0%):
1,288	Aetna, Inc.	$114,413
2,733	AmerisourceBergen Corp.	246,407
1,916	Brookdale Senior Living, Inc.*^	70,260
341	Cardinal Health, Inc.	27,529
2,479	Catamaran Corp.*	128,288
683	Centene Corp.*	70,930
3,606	Cerner Corp.*^	233,164
259	CIGNA Corp.	26,654
762	DaVita, Inc.*	57,714
1,004	Envision Healthcare Holdings, Inc.*	34,829
7,705	Express Scripts Holding Co.*	652,381
384	HCA Holdings, Inc.*	28,182
1,033	Henry Schein, Inc.*^	140,643
415	Laboratory Corp. of America Holdings*	44,779
2,791	McKesson, Inc.	579,355
814	MEDNAX, Inc.*	53,814
93	Patterson Cos., Inc.	4,473
401	Premier, Inc., Class A*	13,446
330	Quintiles Transnational Holdings, Inc.*	19,427
1,181	Tenet Healthcare Corp.*^	59,841
242	Universal Health Services, Inc., Class B	26,925

		2,633,454

Health Care Technology (0.1%):
829	Allscripts Healthcare Solutions, Inc.*^	10,586
449	athenahealth, Inc.*^	65,420
925	IMS Health Holdings, Inc.*	23,717

		99,723

Hotels Restaurants & Leisure (0.1%):
13	Restaurant Brands International LP*	494
2,457	Restaurant Brands International, Inc.*	95,918

		96,412

Hotels, Restaurants & Leisure (2.8%):
440	Aramark Holdings Corp.	13,706
777	Brinker International, Inc.^	45,602
377	Chipotle Mexican Grill, Inc.*	258,060
37	Choice Hotels International, Inc.^	2,073
674	Domino’s Pizza, Inc.^	63,471
1,288	Dunkin’ Brands Group, Inc.^	54,933
1,674	Hilton Worldwide Holdings, Inc.*	43,675
42	Hyatt Hotels Corp., Class A*^	2,529
4,551	Las Vegas Sands Corp.^	264,686
2,343	Marriott International, Inc., Class A	182,824
11,963	McDonald’s Corp.	1,120,932
393	MGM Resorts International*^	8,402
1,040	Norwegian Cruise Line Holdings, Ltd.*	48,630
302	Panera Bread Co., Class A*^	52,790
842	SeaWorld Entertainment, Inc.	15,072
902	Six Flags Entertainment Corp.^	38,921
9,111	Starbucks Corp.	747,558
984	Starwood Hotels & Resorts Worldwide, Inc.	79,773
1,534	Wyndham Worldwide Corp.	131,556

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
981	Wynn Resorts, Ltd.	$145,934
5,342	Yum! Brands, Inc.	389,165

		3,710,292

Household Durables (0.3%):
328	D.R. Horton, Inc.	8,295
161	GoPro, Inc., Class A*^	10,178
819	Harman International Industries, Inc.	87,396
730	Jarden Corp.*	34,952
848	Leggett & Platt, Inc.^	36,133
135	Lennar Corp.^	6,049
2,017	Newell Rubbermaid, Inc.	76,829
51	NVR, Inc.*	65,042
753	Tempur-Pedic International, Inc.*^	41,347
623	Tupperware Brands Corp.^	39,249
89	Whirlpool Corp.	17,243

		422,713

Household Products (1.2%):
1,629	Church & Dwight Co., Inc.	128,381
1,287	Clorox Co. (The)^	134,118
9,905	Colgate-Palmolive Co.	685,327
3,781	Kimberly-Clark Corp.	436,857
1,867	Procter & Gamble Co. (The)	170,065
263	Spectrum Brands Holdings, Inc.	25,164

		1,579,912

Independent Power and Renewable Electricity Producers (0.0%):
744	Calpine Corp.*	16,465

Industrial Conglomerates (1.1%):
7,920	3M Co.	1,301,414
1,728	Danaher Corp.	148,107

		1,449,521

Insurance (0.5%):
135	American Financial Group, Inc.	8,197
2,758	Aon plc	261,541
1,796	Arthur J. Gallagher & Co.	84,556
84	Brown & Brown, Inc.	2,764
304	Erie Indemnity Co., Class A	27,594
4,483	Marsh & McLennan Cos., Inc.	256,607
238	Reinsurance Group of America, Inc.	20,854

		662,113

Internet & Catalog Retail (2.2%):
4,548	Amazon.com, Inc.*	1,411,471
1,221	Expedia, Inc.^	104,225
5,954	Groupon, Inc.*^	49,180
1,070	HomeAway, Inc.*^	31,865
2,949	Liberty Media Corp.—Interactive, Class A*	86,760
925	Liberty TripAdvisor Holdings, Inc., Class A*	24,883
1,736	Liberty Ventures, Inc., Series A*	65,482
726	Netflix, Inc.*	248,009
625	Priceline.com, Inc.*	712,630

Continued

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail, continued
1,347	TripAdvisor, Inc.*^	$100,567
188	zulily, Inc., Class A*^	4,399

		2,839,471

Internet Software & Services (5.8%):
2,147	Akamai Technologies, Inc.*	135,175
15,339	eBay, Inc.*	860,825
635	Equinix, Inc.	143,974
23,899	Facebook, Inc., Class A*	1,864,599
3,438	Google, Inc., Class C*	1,809,762
3,398	Google, Inc., Class A*	1,803,183
378	IAC/InterActiveCorp	22,979
1,263	LinkedIn Corp., Class A*	290,124
1,406	Rackspace Hosting, Inc.*^	65,815
6,116	Twitter, Inc.*^	219,381
1,363	VeriSign, Inc.*^	77,691
629	Yelp, Inc.*^	34,425
385	Zillow, Inc., Class A*	40,768

		7,368,701

IT Services (5.7%):
7,656	Accenture plc, Class A	683,757
712	Alliance Data Systems Corp.*	203,668
5,835	Automatic Data Processing, Inc.	486,464
860	Booz Allen Hamilton Holding Corp.	22,816
1,466	Broadridge Financial Solutions, Inc.	67,700
7,364	Cognizant Technology Solutions Corp., Class A*	387,788
110	Computer Sciences Corp.	6,936
288	DST Systems, Inc.	27,115
442	Fidelity National Information Services, Inc.	27,492
3,016	Fiserv, Inc.*	214,046
1,004	FleetCor Technologies, Inc.*	149,305
1,108	Gartner, Inc.*	93,305
213	Genpact, Ltd.*	4,032
825	Global Payments, Inc.	66,602
11,450	International Business Machines Corp.	1,837,037
1,041	Jack Henry & Associates, Inc.	64,688
12,168	MasterCard, Inc., Class A	1,048,394
3,510	Paychex, Inc.	162,057
560	Sabre Corp.^	11,351
1,479	Teradata Corp.*^	64,603
1,578	Total System Services, Inc.	53,589
1,541	Vantive, Inc., Class A*^	52,271
1,379	VeriFone Systems, Inc.*^	51,299
6,069	Visa, Inc., Class A	1,591,291
6,513	Western Union Co.^	116,648

		7,494,254

Leisure Products (0.2%):
1,180	Hasbro, Inc.^	64,888
1,517	Mattel, Inc.	46,944
797	Polaris Industries, Inc.^	120,538

		232,370

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services (0.7%):
594	Agilent Technologies, Inc.	$24,318
213	Bio-Techne Corp.	19,681
1,279	Bruker Corp.*	25,094
290	Charles River Laboratories International, Inc.*	18,456
642	Covance, Inc.*	66,665
1,687	Illumina, Inc.*^	311,387
358	Mettler-Toledo International, Inc.*	108,281
265	PerkinElmer, Inc.	11,588
1,946	Thermo Fisher Scientific, Inc.	243,814
190	VWR Corp.*^	4,915
1,026	Waters Corp.*	115,651

		949,850

Machinery (1.9%):
1,602	Caterpillar, Inc.	146,631
1,137	Colfax Corp.*^	58,635
219	Crane Co.	12,855
2,226	Cummins, Inc.	320,922
959	Deere & Co.	84,843
1,580	Donaldson Co., Inc.^	61,035
1,487	Dover Corp.^	106,648
1,662	Flowserve Corp.	99,437
737	Graco, Inc.	59,093
898	IDEX Corp.	69,900
3,928	Illinois Tool Works, Inc.	371,983
283	Ingersoll-Rand plc	17,940
254	ITT Corp.	10,277
338	Lincoln Electric Holdings, Inc.	23,352
1,662	Manitowoc Co., Inc. (The)^	36,730
680	Middleby Corp. (The)*	67,388
111	Navistar International Corp.*^	3,716
778	Nordson Corp.	60,653
3,932	PACCAR, Inc.	267,415
1,328	Pall Corp.^	134,407
960	Parker Hannifin Corp.^	123,792
165	Pentair, Ltd.	10,959
101	Snap-On, Inc.	13,811
216	Stanley Black & Decker, Inc.	20,753
66	Timken Co.	2,817
681	Toro Co.	43,455
1,418	Trinity Industries, Inc.	39,718
21	Valmont Industries, Inc.^	2,667
684	WABCO Holdings, Inc.*	71,670
1,179	Wabtec Corp.	102,443
1,582	Xylem, Inc.	60,227

		2,506,172

Marine (0.0%):
684	Kirby Corp.*	55,226

Media (5.7%):
717	AMC Networks, Inc., Class A*^	45,723
2,324	Cablevision Systems Corp., Class A^	47,967
5,741	CBS Corp., Class B	317,707

Continued

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Media, continued
960	Charter Communications, Inc., Class A*	$159,955
1,381	Cinemark Holdings, Inc.	49,136
232	Clear Channel Outdoor Holdings, Inc., Class A	2,457
28,688	Comcast Corp., Class A	1,664,190
5,661	DIRECTV, Inc., Class A*	490,809
2,776	Discovery Communications, Inc., Class A*^	95,633
2,774	Discovery Communications, Inc., Class C*^	93,539
1,892	DISH Network Corp., Class A*	137,908
5,109	Interpublic Group of Cos., Inc. (The)	106,114
943	Lamar Advertising Co., Class A	50,583
953	Lions Gate Entertainment Corp.^	30,515
909	Live Nation, Inc.*	23,734
3,294	McGraw-Hill Cos., Inc. (The)	293,100
224	Morningstar, Inc.	14,495
3,128	Omnicom Group, Inc.^	242,326
2,448	Pandora Media, Inc.*^	43,648
273	Regal Entertainment Group, Class A^	5,831
1,274	Scripps Networks Interactive, Class A^	95,894
31,373	Sirius XM Holdings, Inc.*^	109,806
1,013	Starz—Liberty Capital*^	30,086
3,372	Time Warner Cable, Inc.	512,746
16,987	Twenty-First Century Fox, Inc.^	652,386
5,202	Viacom, Inc., Class B	391,451
17,566	Walt Disney Co. (The)	1,654,542

		7,362,281

Metals & Mining (0.1%):
40	Carpenter Technology Corp.^	1,970
416	Compass Minerals International, Inc.	36,121
1,801	Southern Copper Corp.^	50,788
128	Tahoe Resources, Inc.	1,775
33	TimkenSteel Corp.	1,222

		91,876

Multiline Retail (0.7%):
193	Big Lots, Inc.^	7,724
204	Dillard’s, Inc., Class A^	25,537
2,855	Dollar General Corp.*	201,849
2,503	Dollar Tree, Inc.*	176,161
1,083	Family Dollar Stores, Inc.	85,784
142	Kohl’s Corp.^	8,668
3,380	Macy’s, Inc.^	222,234
1,677	Nordstrom, Inc.^	133,137
258	Sears Holdings Corp.*	8,509
790	Target Corp.^	59,969

		929,572

Multi-Utilities (0.0%):
439	Dominion Resources, Inc.	33,759

Oil, Gas & Consumable Fuels (2.6%):
456	Anadarko Petroleum Corp.	37,620
656	Antero Resources Corp.*^	26,620
5,050	Cabot Oil & Gas Corp.	149,531
2,879	Cheniere Energy, Inc.*^	202,682

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,499	Chesapeake Energy Corp.^	$29,335
130	Cimarex Energy Co.	13,780
3,774	Cobalt International Energy, Inc.*	33,551
1,364	Concho Resources, Inc.*	136,059
1,037	Continental Resources, Inc.*^	39,779
78	CVR Energy, Inc.	3,019
6,615	EOG Resources, Inc.	609,044
1,664	EQT Corp.	125,965
829	Gulfport Energy Corp.*	34,602
450	HollyFrontier Corp.	16,866
4,425	Kinder Morgan, Inc.	187,222
1,290	Kosmos Energy LLC*	10,823
845	Laredo Petroleum Holdings, Inc.*^	8,746
2,267	Marathon Petroleum Corp.	204,619
331	Memorial Resource Development Corp.*	5,968
3,113	Noble Energy, Inc.	147,650
1,207	Oasis Petroleum, Inc.*^	19,964
1,325	ONEOK, Inc.	65,972
269	PBF Energy, Inc.	7,166
2,808	Phillips 66	201,334
1,731	Pioneer Natural Resources Co.	257,659
237	QEP Resources, Inc.	4,792
1,983	Range Resources Corp.^	105,991
804	SM Energy Co.^	31,018
4,273	Southwestern Energy Co.*	116,610
449	Targa Resources Corp.^	47,616
259	Teekay Shipping Corp.	13,181
688	Tesoro Corp.	51,153
567	Ultra Petroleum Corp.*^	7,462
1,526	Valero Energy Corp.	75,537
720	Whiting Petroleum Corp.*	23,760
9,041	Williams Cos., Inc. (The)	406,303
174	World Fuel Services Corp.^	8,166

		3,467,165

Paper & Forest Products (0.0%):
829	International Paper Co.	44,418

Personal Products (0.2%):
2,188	Avon Products, Inc.	20,545
686	Coty, Inc., Class A^	14,173
2,776	Estee Lauder Co., Inc. (The), Class A	211,531
921	Herbalife, Ltd.^	34,722
736	Nu Skin Enterprises, Inc., Class A^	32,163

		313,134

Pharmaceuticals (4.0%):
19,245	Abbvie, Inc.	1,259,393
3,074	Actavis, Inc. plc*	791,278
3,601	Allergan, Inc.	765,537
7,160	Bristol-Myers Squibb Co.	422,655
1,843	Endo International plc*	132,917
719	Jazz Pharmaceuticals plc*^	117,722
5,376	Johnson & Johnson Co.	562,168

Continued

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
983	Mallinckrodt plc*	$97,346
4,952	Merck & Co., Inc.	281,224
4,523	Mylan, Inc.*	254,962
374	Perrigo Co. plc	62,518
732	Pharmacyclics, Inc.*^	89,494
767	Salix Pharmaceuticals, Ltd.*^	88,159
6,064	Zoetis, Inc.	260,934

		5,186,307

Professional Services (0.5%):
371	CoStar Group, Inc.*	68,127
163	Dun & Bradstreet Corp.	19,716
774	Equifax, Inc.	62,593
822	IHS, Inc., Class A*	93,609
2,548	Nielsen Holdings NV	113,972
1,651	Robert Half International, Inc.	96,385
2,014	Verisk Analytics, Inc., Class A*	128,998

		583,400

Real Estate Investment Trusts (REITs) (1.8%):
4,790	American Tower Corp.	473,491
1,029	Apartment Investment & Management Co., Class A	38,227
227	Boston Properties, Inc.	29,213
232	Columbia Property Trust, Inc.	5,881
4,040	Crown Castle International Corp.	317,947
724	Equity Lifestyle Properties, Inc.	37,322
1,386	Extra Space Storage, Inc.	81,275
532	Federal Realty Investment Trust	71,001
175	Gaming & Leisure Properties, Inc.	5,135
2,039	Health Care REIT, Inc.	154,291
177	Healthcare Trust of America, Inc., Class A^	4,755
486	NorthStar Realty Finance Corp.	8,544
509	Omega Healthcare Investors, Inc.^	19,887
103	Outfront Media, Inc.	2,765
93	Paramount Group, Inc.*	1,729
1,054	Plum Creek Timber Co., Inc.^	45,101
1,604	Public Storage, Inc.	296,499
185	Rayonier, Inc.	5,169
2,805	Simon Property Group, Inc.	510,818
701	Tanger Factory Outlet Centers, Inc.	25,909
731	Taubman Centers, Inc.	55,863
1,626	Ventas, Inc.^	116,584
522	Vornado Realty Trust	61,445
668	Weyerhaeuser Co.^	23,975

		2,392,826

Real Estate Management & Development (0.2%):
3,430	CBRE Group, Inc.*	117,477
233	Howard Hughes Corp. (The)*	30,388
147	Jones Lang LaSalle, Inc.	22,040
781	Realogy Holdings Corp.*^	34,747

		204,652

Shares		Fair Value
Common Stocks, continued
Road & Rail (1.5%):
49	AMERCO, Inc.	$13,929
1,273	Avis Budget Group, Inc.*	84,438
297	Genesee & Wyoming, Inc., Class A*	26,706
5,418	Hertz Global Holdings, Inc.*	135,125
1,113	J.B. Hunt Transport Services, Inc.^	93,770
1,031	Kansas City Southern Industries, Inc.	125,813
542	Landstar System, Inc.^	39,311
789	Norfolk Southern Corp.	86,482
777	Old Dominion Freight Line, Inc.*	60,326
10,964	Union Pacific Corp.	1,306,142

		1,972,042

Semiconductors & Semiconductor Equipment (2.2%):
7,178	Advanced Micro Devices, Inc.*^	19,165
1,450	Altera Corp.	53,563
1,721	Analog Devices, Inc.	95,550
9,842	Applied Materials, Inc.	245,262
5,127	Atmel Corp.*	43,041
3,024	Avago Technologies, Ltd.	304,184
825	Cree, Inc.*^	26,582
1,201	Freescale Semiconductor Holdings I, Ltd.*^	30,301
5,121	Intel Corp.	185,841
1,830	KLA-Tencor Corp.^	128,686
534	Lam Research Corp.^	42,368
2,863	Linear Technology Corp.^	130,553
3,127	Maxim Integrated Products, Inc.	99,657
2,424	Microchip Technology, Inc.^	109,347
11,361	Micron Technology, Inc.*	397,748
1,133	NVIDIA Corp.	22,717
2,790	ON Semiconductor Corp.*	28,263
2,294	Skyworks Solutions, Inc.	166,797
1,061	SunEdison, Inc.*^	20,700
64	Sunpower Corp. Common*^	1,653
265	Teradyne, Inc.^	5,244
13,064	Texas Instruments, Inc.	698,466
3,247	Xilinx, Inc.	140,563

		2,996,251

Software (5.9%):
3,931	Activision Blizzard, Inc.	79,210
6,024	Adobe Systems, Inc.*	437,945
264	Ansys, Inc.*	21,648
2,172	Autodesk, Inc.*	130,450
3,439	Cadence Design Systems, Inc.*^	65,238
1,945	CDK Global, Inc.	79,278
1,795	Citrix Systems, Inc.*	114,521
2,912	Electronic Arts, Inc.*	136,908
509	FactSet Research Systems, Inc.^	71,642
860	FireEye, Inc.*^	27,159
1,681	Fortinet, Inc.*	51,539
1,220	Informatica Corp.*	46,525
3,436	Intuit, Inc.	316,765
64,688	Microsoft Corp.	3,004,757

Continued

10

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Software, continued
514	NetSuite, Inc.*^	$56,113
39,754	Oracle Corp.	1,787,736
1,402	PTC, Inc.*	51,383
2,290	Red Hat, Inc.*	158,331
7,431	Salesforce.com, Inc.*^	440,733
1,741	ServiceNow, Inc.*	118,127
818	Solarwinds, Inc.*	40,761
825	Solera Holdings, Inc.	42,224
1,423	Splunk, Inc.*^	83,886
471	Tableau Software, Inc., Class A*	39,922
469	Veeva Systems, Inc., Class A*^	12,386
1,057	VMware, Inc., Class A*^	87,224
1,130	Workday, Inc., Class A*^	92,219

		7,594,630

Specialty Retail (4.2%):
138	Aaron’s, Inc.	4,219
106	Abercrombie & Fitch Co., Class A^	3,036
880	Advance Auto Parts, Inc.	140,166
853	AutoNation, Inc.*	51,530
395	AutoZone, Inc.*^	244,548
963	Bed Bath & Beyond, Inc.*^	73,352
1,063	Best Buy Co., Inc.	41,436
70	Cabela’s, Inc., Class A*^	3,690
1,830	CarMax, Inc.*	121,841
829	Chico’s FAS, Inc.	13,438
798	CST Brands, Inc.	34,801
205	Dick’s Sporting Goods, Inc.^	10,178
262	Foot Locker, Inc.^	14,719
74	GameStop Corp., Class A^	2,501
3,061	Gap, Inc. (The)^	128,899
1,089	GNC Holdings, Inc., Class A	51,139
16,553	Home Depot, Inc. (The)	1,737,569
1,034	L Brands, Inc.	89,493
12,331	Lowe’s Cos., Inc.	848,373
214	Michaels Cos., Inc. (The)*^	5,292
269	Murphy USA, Inc.*	18,523
1,284	O’Reilly Automotive, Inc.*	247,324
234	Penske Automotive Group, Inc.	11,482
1,214	PetSmart, Inc.	98,692
2,571	Ross Stores, Inc.	242,342
1,481	Sally Beauty Holdings, Inc.*	45,526
660	Signet Jewelers, Ltd.	86,836
1,365	Tiffany & Co.^	145,864
8,476	TJX Cos., Inc. (The)	581,284
1,676	Tractor Supply Co.^	132,102
778	Ulta Salon, Cosmetics & Fragrance, Inc.*	99,460
953	Urban Outfitters, Inc.*^	33,479
1,157	Williams-Sonoma, Inc.^	87,562

		5,450,696

Technology Hardware, Storage & Peripherals (6.6%):
1,309	3D Systems Corp.*	43,027
72,981	Apple, Inc.	8,055,645

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
799	Diebold, Inc.^	$27,677
2,419	EMC Corp.^	71,941
197	NCR Corp.*^	5,741
1,418	NetApp, Inc.	58,776
1,300	SanDisk Corp.^	127,374
347	Stratasys, Ltd.*^	28,839
625	Zebra Technologies Corp., Class A*	48,381

		8,467,401

Textiles, Apparel & Luxury Goods (1.6%):
650	Carter’s, Inc.	56,752
3,305	Coach, Inc.	124,136
428	Deckers Outdoor Corp.*^	38,965
559	Fossil Group, Inc.*	61,904
1,205	Hanesbrands, Inc.	134,502
1,566	Kate Spade & Co.*	50,128
2,472	Michael Kors Holdings, Ltd.*	185,647
8,454	Nike, Inc., Class B	812,851
872	PVH Corp.	111,764
534	Ralph Lauren Corp.^	98,875
2,094	Under Armour, Inc., Class A*^	142,183
4,175	V.F. Corp.	312,708

		2,130,415

Thrifts & Mortgage Finance (0.0%):
248	Nationstar Mortgage Holdings, Inc.*^	6,991
1,306	Ocwen Financial Corp.*^	19,721

		26,712

Tobacco (1.9%):
22,745	Altria Group, Inc.	1,120,645
4,388	Lorillard, Inc.	276,181
11,175	Philip Morris International, Inc.	910,204
2,821	Reynolds American, Inc.	181,306

		2,488,336

Trading Companies & Distributors (0.4%):
81	Air Lease Corp.	2,779
3,592	Fastenal Co.^	170,836
1,313	HD Supply Holdings, Inc.*	38,720
572	MRC Global, Inc.*	8,666
567	MSC Industrial Direct Co., Inc., Class A^	46,069
113	NOW, Inc.*^	2,907
1,177	United Rentals, Inc.*^	120,066
15	Veritiv Corp.*^	778
706	W.W. Grainger, Inc.^	179,952

		570,773

Wireless Telecommunication Services (0.1%):
1,559	SBA Communications Corp., Class A*	172,675

Total Common Stocks (Cost $74,708,429)		129,083,258

Continued

11

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (10.4%):
$13,537,224	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$13,537,224

Total Securities Held as Collateral for Securities on Loan (Cost $13,537,224)		13,537,224

Unaffiliated Investment Company (0.9%):
1,142,163	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,142,163

Total Unaffiliated Investment Company (Cost $1,142,163)		1,142,163

Total Investment Securities (Cost $89,387,816)(c) — 110.4%		143,762,645
Net other assets (liabilities) — (10.4)%		(13,503,569)

Net Assets — 100.0%		$130,259,076

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $13,116,384.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $71,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini March Futures	Long	3/20/15	4	$338,620	$(4,271)
S&P 500 Index E-Mini March Futures	Long	3/20/15	9	923,580	933

Total					$(3,338)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$89,281,564
Investments in affiliates, at cost	106,252

Total Investment securities, at cost	$89,387,816

Investments in non-affiliates, at value*	$143,551,685
Investments in affiliates, at value	210,960

Total Investment securities, at value	143,762,645
Cash	931
Segregated cash for collateral	71,000
Interest and dividends receivable	132,407
Receivable for investments sold	488
Receivable for variation margin on futures contracts	2,215
Prepaid expenses	1,106

Total Assets	143,970,792

Liabilities:
Payable for capital shares redeemed	43,657
Payable for collateral received on loaned securities	13,537,224
Payable for variation margin on futures contracts	17,150
Manager fees payable	48,730
Administration fees payable	3,787
Distribution fees payable	27,687
Custodian fees payable	5,868
Administrative and compliance services fees payable	488
Trustee fees payable	10
Other accrued liabilities	27,115

Total Liabilities	13,711,716

Net Assets	$130,259,076

Net Assets Consist of:
Capital	$61,453,696
Accumulated net investment income/(loss)	1,105,671
Accumulated net realized gains/(losses) from investment transactions	13,328,218
Net unrealized appreciation/(depreciation) on investments	54,371,491

Net Assets	$130,259,076

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,613,786
Net Asset Value (offering and redemption price per share)	$17.11

*	Includes securities on loan of $13,116,384.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$2,081,811
Dividends from affiliates	4,665
Income from securities lending	28,688
Foreign withholding tax	(316)

Total Investment Income	2,114,848

Expenses:
Manager fees	579,788
Administration fees	42,467
Distribution fees	329,424
Custodian fees	20,714
Administrative and compliance services fees	1,740
Trustee fees	6,711
Professional fees	7,102
Shareholder reports	1,716
Other expenses	35,361

Total expenses	1,025,023

Net Investment Income/(Loss)	1,089,825

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,130,273
Net gains distribution from affiliated underlying funds	14,631
Net realized gains/(losses) on futures contracts	453,791
Change in net unrealized appreciation/depreciation on investments	39,430

Net Realized/Unrealized Gains/(Losses) on Investments	13,638,125

Change in Net Assets Resulting From Operations	$14,727,950

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,089,825	$1,250,991
Net realized gains/(losses) on investment transactions	13,598,695	10,769,478
Change in unrealized appreciation/depreciation on investments	39,430	26,959,930

Change in net assets resulting from operations	14,727,950	38,980,399

Dividends to Shareholders:
From net investment income	(1,219,475)	(1,445,971)
From net realized gains	(8,853,703)	—

Change in net assets resulting from dividends to shareholders	(10,073,178)	(1,445,971)

Capital Transactions:
Proceeds from shares issued	6,103,472	4,620,558
Proceeds from dividends reinvested	10,073,178	1,445,971
Value of shares redeemed	(34,906,975)	(45,131,629)

Change in net assets resulting from capital transactions	(18,730,325)	(39,065,100)

Change in net assets	(14,075,553)	(1,530,672)
Net Assets:
Beginning of period	144,334,629	145,865,301

End of period	$130,259,076	$144,334,629

Accumulated net investment income/(loss)	$1,105,671	$1,254,496

Share Transactions:
Shares issued	359,122	333,477
Dividends reinvested	611,237	96,980
Shares redeemed	(2,079,653)	(3,256,480)

Change in shares	(1,109,294)	(2,826,023)

See accompanying notes to the financial statements.

14

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)
Net Asset Value, Beginning of Period	$16.55	$12.63	$11.10	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17	0.18	0.12	0.08	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.80	3.90	1.48	0.13	0.90

Total from Investment Activities	1.97	4.08	1.60	0.21	0.95

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.16)	(0.07)	(0.06)	—
Net Realized Gains	(1.24)	—	—	—	—

Total Dividends	(1.41)	(0.16)	(0.07)	(0.06)	—

Net Asset Value, End of Period	$17.11	$16.55	$12.63	$11.10	$10.95

Total Return(b)	12.21%	32.48%	14.40%	1.92%	9.50	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$130,259	$144,335	$145,865	$111,887	$105,577
Net Investment Income/(Loss)(d)	0.83%	0.89%	1.09%	0.72%	0.87%
Expenses Before Reductions(d)(e)	0.78%	0.78%	0.80%	0.84%	0.87%
Expenses Net of Reductions(d)	0.78%	0.78%	0.80%	0.84%	0.84%
Portfolio Turnover Rate	13%	13%	16%	24%	29	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2014

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $5.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,821 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.3 million as of December 31, 2014. The monthly average notional amount for these contracts was $2.1 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$933	Payable for variation margin on futures contracts	$4,271

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$453,791	$(99,402)

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2014

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Growth Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $1,665 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2014

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$129,083,258	$—	$129,083,258
Securities Held as Collateral for Securities on Loan	—	13,537,224	13,537,224
Unaffiliated Investment Company	1,142,163	—	1,142,163

Total Investment Securities	130,225,421	13,537,224	143,762,645

Other Financial Instruments:*
Futures Contracts	(3,338)	—	(3,338)

Total Investments	$130,222,083	$13,537,224	$143,759,307

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$17,046,991	$42,702,598

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

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AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2014

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $89,610,768. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$55,192,389
Unrealized depreciation	(1,040,512)

Net unrealized appreciation/(depreciation)	$54,151,877

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,219,475	$8,853,703	$10,073,178

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,445,971	$–	$1,445,971

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$1,628,187	$13,025,316	$—	$54,151,877	$68,805,380

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2014, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $8,853,703.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

27

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Russell 1000 Value Index Fund returned 12.59%. That compared to a 13.45% total return for its benchmark, the Russell 1000® Value Index1.

The Fund attempts to replicate the performance of the Russell 1000® index of U.S. large-cap value stocks. U.S. equities moved higher in 2014 as domestic economic growth gained momentum and interest rates remained low. The period started out on a negative note, however: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Equity markets declined sharply in January, but the sell-off was short-lived. Investors soon learned that the recent weakness in the U.S. economic data was weather-related, and therefore temporary. Meanwhile, the Federal Reserve shifted its position, announcing a more cautious approach to raising short-term rates.

U.S. equities moved higher throughout the period, but volatility increased through the period. A combination of high valuations and persistent expectations of higher interest rates left stocks vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza—added to concerns.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. U.S. stocks recovered from a September sell-off to post impressive gains through the fourth quarter of 2014 as economic data continued to impress investors and helped to fuel a positive corporate earnings season. A sharp decline in oil prices later in the period contributed to uncertainty about global growth, but helped buoy U.S. stocks as it led to a pickup in consumer spending.

The Fund underperformed its benchmark due in large part to the effect of fees and expenses, as well as negative impacts from slight differences in weightings between the holdings in the Fund and the index.*

From a sector perspective, information technology was the best performing sector, followed by utilities and health care. Utilities shares benefited from the low-interest rate environment as companies in that sector offered attractive yields to income-seeking investors. Sectors tied to cyclical growth, such as health care and information technology, also posted strong results for the period. Energy was a notable underperformer. It posted a loss, weighed down by falling oil prices.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	Since Inception (4/30/10)
AZL® Russell 1000 Value Index Fund	12.59%	19.98%	13.50%
Russell 1000® Value Index	13.45%	20.89%	14.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Russell 1000 Value Index Fund	0.78%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.84% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.77%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Russell 1000 Value Index Fund	$1,000.00	$1,043.50	$3.91	0.76%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Russell 1000 Value Index Fund	$1,000.00	$1,021.37	$3.87	0.76%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	29.6%
Health Care	13.7
Energy	11.3
Industrials	10.0
Information Technology	9.4
Consumer Staples	7.2
Utilities	6.4
Consumer Discretionary	6.4
Materials	3.0
Telecommunication Services	2.0

Total Common Stocks	99.0
Right	— ^
Securities Held as Collateral for Securities on Loan	13.1
Money Market	0.6

Total Investment Securities	112.7
Net other assets (liabilities)	(12.7)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (99.0%):
Aerospace & Defense (2.2%):
659	Alliant Techsystems, Inc.	$76,609
3,923	Exelis, Inc.	68,770
6,386	General Dynamics Corp.	878,841
168	Huntington Ingalls Industries, Inc.	18,893
1,806	L-3 Communications Holdings, Inc.	227,935
4,215	Northrop Grumman Corp.	621,249
6,529	Raytheon Co.^	706,242
327	Rockwell Collins, Inc.	27,625
180	Spirit AeroSystems Holdings, Inc., Class A*	7,747
5,845	Textron, Inc.^	246,133
837	Triumph Group, Inc.	56,263
17,001	United Technologies Corp.	1,955,115
224	Vectrus, Inc.*	6,138

		4,897,560

Air Freight & Logistics (0.3%):
3,514	FedEx Corp.	610,241

Airlines (0.4%):
236	Alaska Air Group, Inc.	14,103
158	Copa Holdings SA, Class A	16,375
16,779	Delta Air Lines, Inc.	825,359
1,597	Southwest Airlines Co.	67,585

		923,422

Auto Components (0.4%):
1,255	Gentex Corp.	45,343
10,145	Johnson Controls, Inc.	490,410
331	Lear Corp.	32,464
2,320	TRW Automotive Holdings Corp.*	238,612
913	Visteon Corp.*	97,563

		904,392

Automobiles (1.1%):
81,102	Ford Motor Co.	1,257,081
33,492	General Motors Co.	1,169,206

		2,426,287

Banks (11.3%):
3,361	Associated Banc-Corp.^	62,615
219,607	Bank of America Corp.	3,928,769
933	Bank of Hawaii Corp.^	55,336
14,984	BB&T Corp.^	582,728
561	BOK Financial Corp.^	33,682
3,822	CIT Group, Inc.	182,806
63,440	Citigroup, Inc.	3,432,738
3,214	Citizens Financial Group, Inc.^	79,900
998	City National Corp.^	80,648
3,805	Comerica, Inc.	178,226
1,776	Commerce Bancshares, Inc.^	77,219
1,091	Cullen/Frost Bankers, Inc.	77,068
2,989	East West Bancorp, Inc.	115,704
17,806	Fifth Third Bancorp	362,797
4,990	First Horizon National Corp.^	67,764
7,325	First Niagara Financial Group, Inc.	61,750

Shares		Fair Value

Common Stocks, continued
Banks, continued
2,883	First Republic Bank	$150,262
3,949	Fulton Financial Corp.	48,810
17,339	Huntington Bancshares, Inc.	182,406
79,039	JPMorgan Chase & Co.	4,946,262
18,496	KeyCorp	257,094
2,753	M&T Bank Corp.^	345,832
2,130	PacWest Bancorp	96,830
11,155	PNC Financial Services Group, Inc.	1,017,671
2,149	Popular, Inc.*	73,173
28,873	Regions Financial Corp.	304,899
75	Signature Bank*	9,447
11,103	SunTrust Banks, Inc.	465,216
965	SVB Financial Group*	112,008
2,932	Synovus Financial Corp.	79,428
3,416	TCF Financial Corp.	54,280
35,875	U.S. Bancorp	1,612,581
99,733	Wells Fargo & Co.	5,467,364
4,129	Zions Bancorp	117,718

		24,721,031

Beverages (0.1%):
217	Constellation Brands, Inc., Class A*	21,303
2,847	Molson Coors Brewing Co., Class B	212,158

		233,461

Biotechnology (0.1%):
420	Alkermes plc*	24,595
201	Alnylam Pharmaceuticals, Inc.*^	19,497
825	Amgen, Inc.	131,415
88	Cubist Pharmaceuticals, Inc.*^	8,857
206	Myriad Genetics, Inc.*^	7,016

		191,380

Building Products (0.1%):
863	A.O. Smith Corp.	48,682
2,018	Fortune Brands Home & Security, Inc.^	91,355
2,447	Owens Corning, Inc.^	87,627

		227,664

Capital Markets (3.5%):
2,584	Ameriprise Financial, Inc.	341,734
23,816	Bank of New York Mellon Corp. (The)	966,215
1,644	BlackRock, Inc., Class A +	587,829
19,576	Charles Schwab Corp. (The)	590,999
6,045	E*TRADE Financial Corp.*	146,621
530	Federated Investors, Inc., Class B^	17,453
1,513	Franklin Resources, Inc.^	83,775
9,339	Goldman Sachs Group, Inc. (The)	1,810,178
7,673	Invesco, Ltd.	303,237
1,334	Legg Mason, Inc.^	71,196
32,032	Morgan Stanley	1,242,842
4,951	Northern Trust Corp.	333,697
3,042	NorthStar Asset Management Group, Inc.	68,658
2,613	Raymond James Financial, Inc.	149,699

Continued

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Capital Markets, continued
170	SEI Investments Co.	$6,807
8,982	State Street Corp.	705,087
731	TD Ameritrade Holding Corp.^	26,155

		7,452,182

Chemicals (1.5%):
4,429	Air Products & Chemicals, Inc.	638,796
996	Albemarle Corp.^	59,889
1,445	Ashland, Inc.	173,053
369	Axalta Coating Systems, Ltd.*	9,601
1,276	Cabot Corp.	55,965
2,985	Celanese Corp., Series A	178,981
1,091	CF Industries Holdings, Inc.	297,341
1,324	Cytec Industries, Inc.	61,129
21,120	Dow Chemical Co. (The)	963,284
1,066	E.I. du Pont de Nemours & Co.	78,820
273	Eastman Chemical Co.	20,710
1,232	Huntsman Corp.^	28,065
7,006	Mosaic Co. (The)	319,824
810	Rayonier Advanced Materials, Inc.^	18,063
1,423	Rockwood Holdings, Inc.	112,132
185	RPM International, Inc.	9,381
1,345	Sigma Aldrich Corp.	184,628
213	W.R. Grace & Co.*	20,318
122	Westlake Chemical Corp.	7,453

		3,237,433

Commercial Services & Supplies (0.6%):
3,651	ADT Corp. (The)^	132,276
410	Cintas Corp.^	32,160
353	Clean Harbors, Inc.*^	16,962
2,429	Corrections Corp. of America^	88,270
1,306	Covanta Holding Corp.	28,745
409	Iron Mountain, Inc.^	15,812
1,761	KAR Auction Services, Inc.	61,019
2,317	Pitney Bowes, Inc.	56,465
3,814	R.R. Donnelley & Sons Co.	64,094
5,562	Republic Services, Inc., Class A	223,871
944	Tyco International plc	41,404
1,024	Waste Connections, Inc.	45,046
8,697	Waste Management, Inc.	446,329

		1,252,453

Communications Equipment (1.7%):
30	Arista Networks, Inc.*^	1,823
9,108	Brocade Communications Systems, Inc.	107,839
106,981	Cisco Systems, Inc.	2,975,676
669	EchoStar Corp., Class A*	35,123
1,774	Harris Corp.	127,409
4,758	JDS Uniphase Corp.*^	65,280
7,074	Juniper Networks, Inc.	157,892
3,229	Motorola Solutions, Inc.^	216,600

		3,687,642

Shares		Fair Value

Common Stocks, continued
Construction & Engineering (0.2%):
3,141	Aecom Technology Corp.*	$95,392
1,289	Fluor Corp.	78,152
2,771	Jacobs Engineering Group, Inc.*	123,837
3,071	KBR, Inc.	52,053
3,391	Quanta Services, Inc.*	96,270

		445,704

Construction Materials (0.1%):
2,740	Vulcan Materials Co.	180,100

Consumer Finance (0.9%):
626	Ally Financial, Inc.*	14,786
11,937	Capital One Financial Corp.	985,399
9,726	Discover Financial Services	636,956
8,854	Navient Corp.	191,335
1,678	Santander Consumer USA Holdings, Inc.^	32,906
5,857	SLM Corp.	59,683
759	Synchrony Financial*	22,580

		1,943,645

Containers & Packaging (0.3%):
1,072	AptarGroup, Inc.^	71,652
1,311	Avery Dennison Corp.	68,015
2,099	Bemis Co., Inc.	94,896
648	Greif, Inc., Class A	30,605
3,517	MeadWestvaco Corp.	156,120
1,355	Owens-Illinois, Inc.*	36,571
3,007	Rock-Tenn Co., Class A	183,367
2,130	Sonoco Products Co.	93,081

		734,307

Distributors (0.0%):
196	Genuine Parts Co.	20,888

Diversified Consumer Services (0.1%):
2,019	Apollo Group, Inc., Class A*	68,868
1,342	DeVry, Inc.	63,705
73	Graham Holdings Co., Class B	63,051
1,002	Service Corp. International^	22,745
291	ServiceMaster Global Holdings, Inc.*	7,790

		226,159

Diversified Financial Services (0.6%):
6,650	CME Group, Inc.	589,523
1,869	FNFV Group*	29,418
1,108	Interactive Brokers Group, Inc., Class A	32,309
1,389	IntercontinentalExchange Group, Inc.	304,594
6,455	Leucadia National Corp.^	144,721
1,371	MSCI, Inc., Class A^	65,040
2,449	NASDAQ OMX Group, Inc. (The)	117,454
2,853	Voya Financial, Inc.	120,910

		1,403,969

Diversified Telecommunication Services (1.9%):
108,397	AT&T, Inc.^	3,641,054
11,258	CenturyLink, Inc.^	445,592

Continued

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Diversified Telecommunication Services, continued
20,998	Frontier Communications Corp.^	$140,057
900	Windstream Holdings, Inc.^	7,416
194	Zayo Group Holdings, Inc.*^	5,931

		4,240,050

Electric Utilities (2.8%):
10,181	American Electric Power Co., Inc.	618,190
14,770	Duke Energy Corp.^	1,233,885
6,820	Edison International	446,574
3,756	Entergy Corp.^	328,575
17,917	Exelon Corp.^	664,362
8,791	FirstEnergy Corp.^	342,761
3,230	Great Plains Energy, Inc.	91,764
2,138	Hawaiian Electric Industries, Inc.^	71,580
198	ITC Holdings Corp.	8,005
6,616	Northeast Utilities	354,088
4,172	OGE Energy Corp.	148,023
5,259	Pepco Holdings, Inc.	141,625
2,312	Pinnacle West Capital Corp.	157,933
13,848	PPL Corp.	503,098
18,616	Southern Co. (The)^	914,232
2,690	Westar Energy, Inc.^	110,936

		6,135,631

Electrical Equipment (0.7%):
2,337	Babcock & Wilcox Co. (The)	70,811
9,947	Eaton Corp. plc	675,998
3,718	Emerson Electric Co.	229,512
1,041	Hubbell, Inc., Class B	111,210
934	Regal-Beloit Corp.	70,237
1,144	Roper Industries, Inc.	178,864

		1,336,632

Electronic Equipment, Instruments & Components (0.5%):
2,088	Arrow Electronics, Inc.*	120,875
2,310	Avnet, Inc.	99,376
1,040	AVX Corp.^	14,560
20,939	Corning, Inc.	480,132
999	Dolby Laboratories, Inc., Class A	43,077
869	FLIR Systems, Inc.	28,077
3,205	Ingram Micro, Inc., Class A*	88,586
4,262	Jabil Circuit, Inc.	93,039
2,982	Keysight Technologies, Inc.*	100,702
1,793	Knowles Corp.*^	42,225
790	Tech Data Corp.*	49,952
2,880	Vishay Intertechnology, Inc.^	40,752

		1,201,353

Energy Equipment & Services (0.8%):
1,045	Atwood Oceanics, Inc.*	29,647
8,331	Baker Hughes, Inc.	467,118
1,542	Cameron International Corp.*	77,023
1,403	Diamond Offshore Drilling, Inc.^	51,504
658	Frank’s International NV	10,943

Shares		Fair Value

Common Stocks, continued
Energy Equipment & Services, continued
659	Helmerich & Payne, Inc.	$44,430
5,602	Nabors Industries, Ltd.	72,714
8,184	National-Oilwell Varco, Inc.^	536,297
990	Oil States International, Inc.*	48,411
1,444	Patterson-UTI Energy, Inc.	23,956
2,587	Rowan Cos. plc, Class A	60,329
5,196	Seadrill, Ltd.^	62,040
630	Seventy Seven Energy, Inc.*^	3,408
3,038	Superior Energy Services, Inc.	61,216
1,065	Tidewater, Inc.^	34,517
978	Unit Corp.*	33,350

		1,616,903

Food & Staples Retailing (2.6%):
526	Costco Wholesale Corp.	74,561
20,951	CVS Caremark Corp.	2,017,790
4,824	Safeway, Inc.	169,419
7,650	Sysco Corp.	303,629
4,955	Walgreens Boots Alliance, Inc.	377,571
29,879	Wal-Mart Stores, Inc.	2,566,008
4,349	Whole Foods Market, Inc.^	219,277

		5,728,255

Food Products (1.5%):
12,315	Archer-Daniels-Midland Co.	640,379
3,082	Bunge, Ltd.	280,185
1,222	Campbell Soup Co.^	53,768
8,818	ConAgra Foods, Inc.^	319,917
188	Hain Celestial Group, Inc.*^	10,959
1,328	Ingredion, Inc.	112,668
2,171	J.M. Smucker Co. (The)^	219,228
464	Kellogg Co.	30,364
35,325	Mondelez International, Inc., Class A	1,283,180
1,140	Pilgrim’s Pride Corp.*	37,381
1,130	Pinnacle Foods, Inc.	39,889
6,698	Rite AID Corp.*^	50,369
5,581	Tyson Foods, Inc., Class A	223,742

		3,302,029

Gas Utilities (0.3%):
2,499	AGL Resources, Inc.	136,220
2,099	Atmos Energy Corp.	116,998
1,760	National Fuel Gas Co.^	122,373
3,658	Questar Corp.	92,474
3,617	UGI Corp.	137,374

		605,439

Health Care Equipment & Supplies (2.6%):
31,366	Abbott Laboratories	1,412,097
1,752	Alere, Inc.*	66,576
25,061	Boston Scientific Corp.*	332,058
4,341	CareFusion Corp.*	257,595
259	Cooper Cos., Inc. (The)^	41,981
9,415	Covidien plc	962,966

Continued

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Health Care Equipment & Supplies, continued
2,046	DENTSPLY International, Inc.	$108,990
170	Halyard Health, Inc.*	7,730
1,118	Hill-Rom Holdings, Inc.	51,003
3,378	Hologic, Inc.*	90,328
54	Intuitive Surgical, Inc.*	28,563
20,863	Medtronic, Inc.^	1,506,308
461	Sirona Dental Systems, Inc.*	40,278
2,120	St. Jude Medical, Inc.	137,864
2,844	Stryker Corp.	268,275
867	Teleflex, Inc.^	99,549
3,250	Zimmer Holdings, Inc.	368,615

		5,780,776

Health Care Providers & Services (3.1%):
5,228	Aetna, Inc.	464,403
5,837	Anthem, Inc.^	733,536
6,518	Cardinal Health, Inc.	526,198
5,164	CIGNA Corp.	531,427
2,416	Community Health Systems, Inc.*	130,271
2,431	DaVita, Inc.*	184,124
2,054	Express Scripts Holding Co.*	173,912
6,156	HCA Holdings, Inc.*	451,789
1,681	Health Net, Inc.*	89,984
3,226	Humana, Inc.^	463,350
1,074	Laboratory Corp. of America Holdings*	115,885
918	LifePoint Hospitals, Inc.*	66,013
720	MEDNAX, Inc.*	47,599
2,075	Omnicare, Inc.^	151,330
1,617	Patterson Cos., Inc.	77,778
3,026	Quest Diagnostics, Inc.^	202,924
585	Quintiles Transnational Holdings, Inc.*	34,439
20,463	UnitedHealth Group, Inc.	2,068,605
1,451	Universal Health Services, Inc., Class B	161,438
1,852	VCA Antech, Inc.*	90,322

		6,765,327

Health Care Technology (0.0%):
2,283	Allscripts Healthcare Solutions, Inc.*^	29,154

Hotels, Restaurants & Leisure (0.6%):
101	Aramark Holdings Corp.	3,146
8,895	Carnival Corp.	403,210
673	Choice Hotels International, Inc.^	37,701
2,771	Darden Restaurants, Inc.^	162,464
818	Hyatt Hotels Corp., Class A*^	49,252
5,156	International Game Technology	88,941
594	Marriott International, Inc., Class A	46,350
7,148	MGM Resorts International*^	152,824
148	Norwegian Cruise Line Holdings, Ltd.*	6,920
3,478	Royal Caribbean Cruises, Ltd.^	286,692
2,055	Starwood Hotels & Resorts Worldwide, Inc.	166,600
5,709	Wendy’s Co. (The)^	51,552

		1,455,652

Shares		Fair Value

Common Stocks, continued
Household Durables (0.7%):
5,955	D.R. Horton, Inc.	$150,602
2,558	Garmin, Ltd.^	135,139
153	GoPro, Inc., Class A*^	9,673
2,814	Jarden Corp.*	134,734
1,472	Leggett & Platt, Inc.^	62,722
3,499	Lennar Corp.^	156,790
1,287	Mohawk Industries, Inc.*	199,948
2,336	Newell Rubbermaid, Inc.	88,978
7,932	PulteGroup, Inc.	170,221
717	Taylor Morrison Home Corp., Class A*	13,544
3,723	Toll Brothers, Inc.*^	127,587
1,479	Whirlpool Corp.	286,542

		1,536,480

Household Products (2.4%):
468	Clorox Co. (The)^	48,770
2,033	Colgate-Palmolive Co.	140,663
1,292	Energizer Holdings, Inc.	166,100
1,349	Kimberly-Clark Corp.	155,863
53,289	Procter & Gamble Co. (The)	4,854,096

		5,365,492

Independent Power and Renewable Electricity Producers (0.7%):
15,190	AES Corp. (The)	209,166
6,981	Calpine Corp.*	154,490
9,108	NextEra Energy, Inc.	968,089
7,062	NRG Energy, Inc.^	190,321

		1,522,066

Industrial Conglomerates (2.8%):
1,343	Carlisle Cos., Inc.	121,192
9,703	Danaher Corp.	831,644
209,417	General Electric Co.	5,291,968

		6,244,804

Insurance (8.3%):
7,049	ACE, Ltd.	809,789
9,471	AFLAC, Inc.	578,583
345	Alleghany Corp.*	159,908
2,044	Allied World Assurance Co. Holdings AG	77,508
9,054	Allstate Corp. (The)	636,044
1,249	American Financial Group, Inc.	75,839
30,212	American International Group, Inc.	1,692,174
159	American National Insurance Co.	18,167
1,442	Aon plc	136,745
2,809	Arch Capital Group, Ltd.*	166,013
193	Arthur J. Gallagher & Co.	9,086
1,373	Aspen Insurance Holdings, Ltd.	60,096
1,499	Assurant, Inc.	102,577
3,500	Assured Guaranty, Ltd.	90,965
2,135	Axis Capital Holdings, Ltd.	109,077
38,222	Berkshire Hathaway, Inc., Class B*	5,739,032
2,358	Brown & Brown, Inc.	77,602
5,098	Chubb Corp. (The)	527,490

Continued

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Insurance, continued
3,425	Cincinnati Financial Corp.	$177,518
576	CNA Financial Corp.	22,297
941	Endurance Specialty Holdings, Ltd.	56,309
966	Everest Re Group, Ltd.	164,510
5,801	FNF Group	199,844
10,337	Genworth Financial, Inc., Class A*	87,865
930	Hanover Insurance Group, Inc. (The)	66,328
9,414	Hartford Financial Services Group, Inc. (The)	392,470
2,089	HCC Insurance Holdings, Inc.	111,803
5,522	Lincoln National Corp.	318,454
6,819	Loews Corp.	286,534
293	Markel Corp.*	200,072
3,752	Marsh & McLennan Cos., Inc.	214,764
2,851	MBIA, Inc.*	27,199
579	Mercury General Corp.^	32,812
19,540	MetLife, Inc.	1,056,919
5,449	Old Republic International Corp.^	79,719
1,059	PartnerRe, Ltd.	120,864
6,160	Principal Financial Group, Inc.	319,950
1,246	ProAssurance Corp.	56,257
12,394	Progressive Corp. (The)	334,514
1,652	Protective Life Corp.	115,062
9,604	Prudential Financial, Inc.	868,778
1,038	Reinsurance Group of America, Inc.	90,950
843	RenaissanceRe Holdings, Ltd.	81,956
920	StanCorp Financial Group, Inc.	64,271
2,759	Torchmark Corp.	149,455
7,253	Travelers Cos., Inc. (The)	767,730
5,392	UnumProvident Corp.	188,073
1,882	Validus Holdings, Ltd.	78,216
2,103	W.R. Berkley Corp.	107,800
128	White Mountains Insurance Group, Ltd.	80,654
5,686	XL Group plc, Class B	195,428

		18,182,070

Internet & Catalog Retail (0.1%):
159	HomeAway, Inc.*^	4,735
5,142	Liberty Media Corp. – Interactive, Class A*	151,278

		156,013

Internet Software & Services (0.5%):
1,668	AOL, Inc.*^	77,012
927	IAC/InterActiveCorp	56,352
19,785	Yahoo!, Inc.*	999,340

		1,132,704

IT Services (0.4%):
3,351	Amdocs, Ltd.	156,341
130	Booz Allen Hamilton Holding Corp.	3,449
2,849	Computer Sciences Corp.	179,629
1,927	CoreLogic, Inc.*	60,874
111	DST Systems, Inc.	10,451
5,278	Fidelity National Information Services, Inc.	328,292

Shares		Fair Value

Common Stocks, continued
IT Services, continued
2,994	Genpact, Ltd.*	$56,676
1,347	Leidos Holdings, Inc.	58,621
735	Paychex, Inc.	33,935
684	Teradata Corp.*^	29,877
796	Total System Services, Inc.	27,032

		945,177

Leisure Products (0.1%):
373	Hasbro, Inc.^	20,511
4,535	Mattel, Inc.	140,336

		160,847

Life Sciences Tools & Services (0.6%):
5,976	Agilent Technologies, Inc.	244,657
426	Bio-Rad Laboratories, Inc., Class A*	51,359
406	Bio-Techne Corp.	37,514
547	Charles River Laboratories International, Inc.*	34,811
121	Covance, Inc.*	12,565
1,907	PerkinElmer, Inc.	83,393
4,893	QIAGEN NV*^	114,789
4,969	Thermo Fisher Scientific, Inc.	622,566
141	VWR Corp.*^	3,648

		1,205,302

Machinery (1.7%):
1,955	AGCO Corp.^	88,366
10,272	Caterpillar, Inc.	940,197
643	Crane Co.	37,744
5,917	Deere & Co.	523,477
249	Donaldson Co., Inc.^	9,619
896	Dover Corp.^	64,261
119	IDEX Corp.	9,263
5,179	Ingersoll-Rand plc	328,297
1,509	ITT Corp.	61,054
2,098	Joy Global, Inc.^	97,599
1,642	Kennametal, Inc.	58,767
1,101	Lincoln Electric Holdings, Inc.	76,068
942	Navistar International Corp.*^	31,538
1,633	Oshkosh Corp.^	79,445
617	PACCAR, Inc.^	41,962
1,457	Parker Hannifin Corp.^	187,880
3,774	Pentair, Ltd.	250,669
1,050	Snap-On, Inc.	143,577
858	SPX Corp.	73,719
2,902	Stanley Black & Decker, Inc.	278,824
2,337	Terex Corp.^	65,156
1,614	Timken Co.	68,886
790	Trinity Industries, Inc.	22,128
481	Valmont Industries, Inc.^	61,087
1,046	Xylem, Inc.	39,821

		3,639,404

Media (1.9%):
1,030	CBS Corp., Class B	57,000
518	Clear Channel Outdoor Holdings, Inc., Class A	5,486

Continued

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Media, continued
4,611	Comcast Corp., Class A	$267,484
1,186	DISH Network Corp., Class A*	86,448
1,600	DreamWorks Animation SKG, Inc., Class A*^	35,728
4,751	Gannett Co., Inc.^	151,699
925	John Wiley & Sons, Inc., Class A	54,797
970	Liberty Broadband Corp., Class C*^	48,325
506	Liberty Broadband Corp., Class A*	25,346
1,969	Liberty Media Corp.*	69,447
3,976	Liberty Media Corp., Class C*	139,279
1,481	Live Nation, Inc.*	38,669
1,290	Madison Square Garden, Inc., Class A*	97,085
10,419	News Corp., Class A*^	163,474
1,295	Regal Entertainment Group, Class A^	27,661
217	Starz – Liberty Capital*^	6,445
7,440	Thomson Reuters Corp.	300,130
18,422	Time Warner Cable, Inc.	1,573,607
10,485	Twenty-First Century Fox, Inc.^	402,676
5,850	Walt Disney Co. (The)	551,012

		4,101,798

Metals & Mining (0.9%):
24,540	Alcoa, Inc.	387,486
2,269	Allegheny Technologies, Inc.	78,893
1,050	Carpenter Technology Corp.^	51,713
3,249	Cliffs Natural Resources, Inc.^	23,198
21,646	Freeport-McMoRan Copper & Gold, Inc.	505,650
10,441	Newmont Mining Corp.	197,335
6,667	Nucor Corp.^	327,016
1,628	Reliance Steel & Aluminum Co.	99,748
1,348	Royal Gold, Inc.	84,520
4,853	Steel Dynamics, Inc.	95,798
1,536	Tahoe Resources, Inc.	21,304
764	TimkenSteel Corp.	28,291
3,022	United States Steel Corp.^	80,808

		1,981,760

Multiline Retail (0.7%):
785	Big Lots, Inc.^	31,416
155	Dillard’s, Inc., Class A^	19,403
1,552	Dollar General Corp.*	109,726
122	Family Dollar Stores, Inc.	9,664
5,797	J.C. Penney Co., Inc.*^	37,565
4,127	Kohl’s Corp.^	251,912
1,729	Macy’s, Inc.^	113,682
127	Sears Holdings Corp.*	4,188
11,895	Target Corp.^	902,949

		1,480,505

Multi-Utilities (2.5%):
2,324	Alliant Energy Corp.^	154,360
5,081	Ameren Corp.	234,387
9,000	CenterPoint Energy, Inc.	210,870
5,645	CMS Energy Corp.	196,164

Shares		Fair Value

Common Stocks, continued
Multi-Utilities, continued
6,132	Consolidated Edison, Inc.^	$404,773
11,402	Dominion Resources, Inc.	876,813
3,706	DTE Energy Co.	320,087
1,676	Integrys Energy Group, Inc.	130,477
4,006	MDU Resources Group, Inc.	94,141
6,593	NiSource, Inc.	279,675
9,690	PG&E Corp.	515,896
10,541	Public Service Enterprise Group, Inc.	436,503
2,966	SCANA Corp.	179,146
5,118	Sempra Energy	569,940
4,791	TECO Energy, Inc.^	98,168
1,730	Vectren Corp.	79,978
4,723	Wisconsin Energy Corp.^	249,091
10,509	Xcel Energy, Inc.	377,483

		5,407,952

Oil, Gas & Consumable Fuels (10.5%):
9,771	Anadarko Petroleum Corp.	806,108
8,037	Apache Corp.^	503,679
6,576	California Resources Corp.*	36,234
8,493	Chesapeake Energy Corp.^	166,208
39,756	Chevron Corp.	4,459,828
1,603	Cimarex Energy Co.	169,918
714	Cobalt International Energy, Inc.*	6,347
25,639	ConocoPhillips	1,770,629
4,815	CONSOL Energy, Inc.^	162,795
204	CVR Energy, Inc.	7,897
7,291	Denbury Resources, Inc.^	59,276
8,501	Devon Energy Corp.	520,346
1,526	Energen Corp.^	97,298
729	EP Energy Corp., Class A*^	7,611
292	EQT Corp.	22,104
89,682	Exxon Mobil Corp.	8,291,102
949	Golar LNG, Ltd.	34,610
338	Gulfport Energy Corp.*	14,108
5,817	Hess Corp.	429,411
3,401	HollyFrontier Corp.	127,469
20,439	Kinder Morgan, Inc.	864,774
211	Laredo Petroleum Holdings, Inc.*^	2,184
14,152	Marathon Oil Corp.	400,360
1,344	Marathon Petroleum Corp.	121,309
489	Memorial Resource Development Corp.*	8,817
3,758	Murphy Oil Corp.^	189,854
2,858	Newfield Exploration Co.*	77,509
2,170	Noble Energy, Inc.	102,923
16,407	Occidental Petroleum Corp.	1,322,568
2,037	ONEOK, Inc.	101,422
969	PBF Energy, Inc.^	25,814
5,613	Peabody Energy Corp.^	43,445
6,958	Phillips 66	498,889
3,279	QEP Resources, Inc.	66,301
10,226	SandRidge Energy, Inc.*^	18,611

Continued

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
13,979	Spectra Energy Corp.^	$507,438
536	Teekay Shipping Corp.	27,277
1,545	Tesoro Corp.	114,871
2,252	Ultra Petroleum Corp.*^	29,636
8,501	Valero Energy Corp.	420,800
2,236	Whiting Petroleum Corp.*	73,788
1,175	World Fuel Services Corp.^	55,143
4,200	WPX Energy, Inc.*^	48,846

		22,815,557

Paper & Forest Products (0.2%):
1,346	Domtar Corp.	54,136
7,663	International Paper Co.	410,584

		464,720

Personal Products (0.0%):
5,464	Avon Products, Inc.^	51,307
298	Coty, Inc., Class A^	6,157

		57,464

Pharmaceuticals (7.3%):
22,253	Bristol-Myers Squibb Co.	1,313,595
20,546	Eli Lilly & Co.	1,417,469
3,501	Hospira, Inc.*	214,436
49,806	Johnson & Johnson Co.	5,208,212
657	Mallinckrodt plc*	65,063
52,486	Merck & Co., Inc.	2,980,680
2,252	Perrigo Co. plc	376,444
133,212	Pfizer, Inc.	4,149,554

		15,725,453

Professional Services (0.2%):
502	Dun & Bradstreet Corp.^	60,722
1,187	Equifax, Inc.	95,993
1,669	Manpower, Inc.	113,776
1,507	Nielsen Holdings NV	67,408
1,361	Towers Watson & Co., Class A	154,024

		491,923

Real Estate Investment Trusts (REITs) (4.7%):
1,494	Alexandria Real Estate Equities, Inc.	132,578
2,200	American Campus Communities, Inc.	90,992
7,390	American Capital Agency Corp.	161,324
3,054	American Homes 4 Rent, Class A	52,010
19,020	American Realty Capital Properties, Inc.^	172,131
19,842	Annaly Capital Management, Inc.	214,492
1,325	Apartment Investment & Management Co., Class A	49,224
2,701	AvalonBay Communities, Inc.^	441,315
4,011	BioMed Realty Trust, Inc.	86,397
2,820	Boston Properties, Inc.	362,906
3,533	Brandywine Realty Trust	56,457
971	Brixmor Property Group, Inc.	24,120
1,793	Camden Property Trust^	132,395

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
3,531	CBL & Associates Properties, Inc.	$68,572
21,450	Chimera Investment Corp.	68,211
2,239	Columbia Property Trust, Inc.	56,759
1,851	Corporate Office Properties Trust	52,513
6,292	DDR Corp.^	115,521
2,835	Digital Realty Trust, Inc.^	187,961
2,990	Douglas Emmett, Inc.	84,916
6,904	Duke Realty Corp.	139,461
2,542	Equity Commonwealth	65,253
461	Equity Lifestyle Properties, Inc.	23,765
7,532	Equity Residential Property Trust	541,098
1,310	Essex Property Trust, Inc.	270,646
470	Federal Realty Investment Trust	62,726
1,466	Gaming & Leisure Properties, Inc.	43,012
11,871	General Growth Properties, Inc.	333,931
9,547	HCP, Inc.	420,354
3,146	Health Care REIT, Inc.	238,058
2,200	Healthcare Trust of America, Inc., Class A^	59,255
1,193	Home Properties, Inc.	78,261
3,139	Hospitality Properties Trust	97,309
15,847	Host Hotels & Resorts, Inc.	376,683
1,723	Kilroy Realty Corp.	119,008
8,597	Kimco Realty Corp.	216,129
3,095	Liberty Property Trust	116,465
3,254	Macerich Co. (The)	271,416
7,597	MFA Financial, Inc.	60,700
1,572	Mid-America Apartment Communities, Inc.^	117,397
2,660	National Retail Properties, Inc.^	104,724
3,344	NorthStar Realty Finance Corp.	58,788
1,793	Omega Healthcare Investors, Inc.^	70,053
2,350	Outfront Media, Inc.	63,074
2,789	Paramount Group, Inc.*	51,848
3,251	Piedmont Office Realty Trust, Inc., Class A^	61,249
1,903	Plum Creek Timber Co., Inc.^	81,429
1,144	Post Properties, Inc.	67,233
10,411	ProLogis, Inc.	447,984
232	Public Storage, Inc.	42,885
2,291	Rayonier, Inc.	64,011
4,638	Realty Income Corp.^	221,279
1,935	Regency Centers Corp.	123,414
4,906	Retail Properties of America, Inc., Class A	81,881
4,252	Senior Housing Properties Trust	94,012
1,653	Simon Property Group, Inc.	301,028
1,963	SL Green Realty Corp.	233,636
8,349	Spirit Realty Capital, Inc.	99,270
4,630	Starwood Property Trust, Inc.^	107,601
692	Tanger Factory Outlet Centers, Inc.	25,576
90	Taubman Centers, Inc.	6,878
7,663	Two Harbors Investment Corp.	76,783
5,267	UDR, Inc.	162,329
3,248	Ventas, Inc.^	232,882
3,041	Vornado Realty Trust	357,956

Continued

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Real Estate Investment Trusts (REITs), continued
3,261	Washington Prime Group, Inc.^	$56,154
2,561	Weingarten Realty Investors	89,430
9,860	Weyerhaeuser Co.^	353,875
2,082	WP Carey, Inc.^	145,948

		10,144,931

Real Estate Management & Development (0.1%):
3,439	Forest City Enterprises, Inc., Class A*^	73,251
439	Howard Hughes Corp. (The)*	57,254
681	Jones Lang LaSalle, Inc.	102,102
1,712	Realogy Holdings Corp.*	76,167

		308,774

Road & Rail (0.7%):
66	AMERCO, Inc.	18,761
1,207	Con-way, Inc.	59,360
20,963	CSX Corp.	759,489
592	Genesee & Wyoming, Inc., Class A*	53,233
533	Kansas City Southern Industries, Inc.	65,042
5,088	Norfolk Southern Corp.	557,696
1,115	Ryder System, Inc.	103,528

		1,617,109

Semiconductors & Semiconductor Equipment (2.5%):
4,108	Altera Corp.	151,750
3,579	Analog Devices, Inc.	198,706
8,465	Applied Materials, Inc.	210,948
11,148	Broadcom Corp., Class A	483,043
1,157	Cree, Inc.*^	37,279
1,525	First Solar, Inc.*^	68,007
84	Freescale Semiconductor Holdings I, Ltd.*^	2,119
93	Freescale Semiconductor, Ltd.*	2,346
95,123	Intel Corp.	3,452,013
317	KLA-Tencor Corp.^	22,291
2,492	Lam Research Corp.^	197,715
8,506	Marvell Technology Group, Ltd.	123,338
511	Maxim Integrated Products, Inc.	16,286
2,742	Micron Technology, Inc.*	95,997
9,769	NVIDIA Corp.^	195,868
4,463	ON Semiconductor Corp.*	45,210
3,788	SunEdison, Inc.*^	73,904
842	Sunpower Corp. Common*^	21,749
3,764	Teradyne, Inc.^	74,490

		5,473,059

Software (1.9%):
3,469	Activision Blizzard, Inc.	69,900
1,493	Ansys, Inc.*	122,426
1,009	Autodesk, Inc.*	60,601
6,700	CA, Inc.	204,015
342	Citrix Systems, Inc.*	21,820
1,544	Electronic Arts, Inc.*	72,591
358	FireEye, Inc.*^	11,306
245	Informatica Corp.*	9,343

Shares		Fair Value

Common Stocks, continued
Software, continued
60,896	Microsoft Corp.	$2,828,618
5,502	Nuance Communications, Inc.*	78,514
1,981	Rovi Corp.*^	44,751
14,481	Symantec Corp.	371,510
3,236	Synopsys, Inc.*^	140,669
15,167	Zynga, Inc.*	40,344

		4,076,408

Specialty Retail (0.7%):
1,081	Aaron’s, Inc.	33,046
1,288	Abercrombie & Fitch Co., Class A^	36,888
2,729	Ascena Retail Group, Inc.*	34,276
2,239	Bed Bath & Beyond, Inc.*^	170,545
4,217	Best Buy Co., Inc.	164,379
934	Cabela’s, Inc., Class A*^	49,231
1,422	CarMax, Inc.*	94,677
1,753	Chico’s FAS, Inc.	28,416
241	CST Brands, Inc.	10,510
1,658	Dick’s Sporting Goods, Inc.^	82,320
1,577	DSW, Inc., Class A	58,822
2,612	Foot Locker, Inc.^	146,742
2,149	GameStop Corp., Class A^	72,636
3,273	L Brands, Inc.	283,279
214	Michaels Cos., Inc. (The)*^	5,292
512	Murphy USA, Inc.*	35,256
477	Penske Automotive Group, Inc.	23,406
856	Sally Beauty Holdings, Inc.*	26,313
531	Signet Jewelers, Ltd.	69,864
13,543	Staples, Inc.^	245,400
592	Urban Outfitters, Inc.*^	20,797

		1,692,095

Technology Hardware, Storage & Peripherals (1.9%):
38,523	EMC Corp.^	1,145,674
39,578	Hewlett-Packard Co.	1,588,265
1,305	Lexmark International, Inc., Class A^	53,857
3,175	NCR Corp.*^	92,520
4,160	NetApp, Inc.	172,432
2,487	SanDisk Corp.^	243,676
451	Stratasys, Ltd.*^	37,483
4,640	Western Digital Corp.	513,648
24,439	Xerox Corp.	338,725

		4,186,280

Textiles, Apparel & Luxury Goods (0.0%):
207	PVH Corp.	26,531
309	Ralph Lauren Corp.^	57,215

		83,746

Thrifts & Mortgage Finance (0.2%):
2,158	BankUnited, Inc.	62,517
11,025	Hudson City Bancorp, Inc.	111,573
55	Nationstar Mortgage Holdings, Inc.*^	1,550
9,274	New York Community Bancorp, Inc.^	148,385

Continued

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Thrifts & Mortgage Finance, continued
6,502	People’s United Financial, Inc.^	$98,700
1,604	TFS Financial Corp.	23,876

		446,601

Tobacco (0.6%):
2,248	Altria Group, Inc.	110,759
13,566	Philip Morris International, Inc.	1,104,950
1,580	Reynolds American, Inc.	101,547

		1,317,256

Trading Companies & Distributors (0.1%):
1,962	Air Lease Corp.	67,316
970	GATX Corp.^	55,814
1,132	MRC Global, Inc.*	17,150
2,073	NOW, Inc.*^	53,338
152	Veritiv Corp.*^	7,884
922	WESCO International, Inc.*^	70,266

		271,768

Water Utilities (0.1%):
3,749	American Water Works Co., Inc.	199,822
3,704	Aqua America, Inc.	98,897

		298,719

Wireless Telecommunication Services (0.1%):
15,154	Sprint Corp.*^	62,889
1,793	Telephone & Data Systems, Inc.	45,273

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
5,562	T-Mobile US, Inc.*	$149,841
299	United States Cellular Corp.*^	11,909

		269,912

Total Common Stocks (Cost $150,022,091)		216,721,270

Right (0.0%):
Media (0.0%):
303	Liberty Broadband Corp.*^	2,879

Total Right (Cost $—)		2,879

Securities Held as Collateral for Securities on Loan (13.1%):
$28,794,956	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	28,794,956

Total Securities Held as Collateral for Securities on Loan (Cost $28,794,956)		28,794,956

Unaffiliated Investment Company (0.6%):
1,422,445	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	1,422,445

Total Unaffiliated Investment Company (Cost $1,422,445)		1,422,445

Total Investment Securities (Cost $180,239,492)(c) — 112.7%		246,941,550
Net other assets (liabilities) — (12.7)%		(27,783,175)

Net Assets — 100.0%		$219,158,375

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $27,817,214.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

Futures Contracts

Cash of $107,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/20/15	18	$1,847,160	$24,140

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$179,900,284
Investments in affiliates, at cost	339,208

Total Investment securities, at cost	$180,239,492

Investments in non-affiliates, at value*	$246,353,721
Investments in affiliates, at value	587,829

Total Investment securities, at value	246,941,550
Cash	7,448
Segregated cash for collateral	107,000
Interest and dividends receivable	370,953
Receivable for capital shares issued	1,002,762
Receivable for variation margin on futures contracts	3,645
Prepaid expenses	1,864

Total Assets	248,435,222

Liabilities:
Payable for capital shares redeemed	293,706
Payable for collateral received on loaned securities	28,794,956
Payable for variation margin on futures contracts	25,515
Manager fees payable	82,108
Administration fees payable	5,498
Distribution fees payable	46,652
Custodian fees payable	5,344
Administrative and compliance services fees payable	551
Trustee fees payable	11
Other accrued liabilities	22,506

Total Liabilities	29,276,847

Net Assets	$219,158,375

Net Assets Consist of:
Capital	$135,853,936
Accumulated net investment income/(loss)	3,388,168
Accumulated net realized gains/(losses) from investment transactions	13,190,073
Net unrealized appreciation/(depreciation) on investments	66,726,198

Net Assets	$219,158,375

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,783,642
Net Asset Value (offering and redemption price per share)	$14.82

*	Includes securities on loan of $27,817,214.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$4,996,373
Dividends from affiliates	13,616
Income from securities lending	36,827
Foreign withholding tax	(1,999)

Total Investment Income	5,044,817

Expenses:
Manager fees	939,140
Administration fees	63,432
Distribution fees	533,601
Custodian fees	18,994
Administrative and compliance services fees	2,637
Trustee fees	10,230
Professional fees	11,224
Shareholder reports	2,582
Other expenses	46,030

Total expenses	1,627,870

Net Investment Income/(Loss)	3,416,947

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,156,376
Net realized gains distributions from affiliated underlying funds	29,368
Net realized gains/(losses) on futures contracts	604,325
Change in net unrealized appreciation/depreciation on investments	8,536,244

Net Realized/Unrealized Gains/(Losses) on Investments	22,326,313

Change in Net Assets Resulting From Operations	$25,743,260

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,416,947	$3,208,901
Net realized gains/(losses) on investment transactions	13,790,069	19,434,893
Change in unrealized appreciation/depreciation on investments	8,536,244	34,687,233

Change in net assets resulting from operations	25,743,260	57,331,027

Dividends to Shareholders:
From net investment income	(3,178,169)	(3,878,001)
From net realized gains	(19,713,140)	(6,783,630)

Change in net assets resulting from dividends to shareholders	(22,891,309)	(10,661,631)

Capital Transactions:
Proceeds from shares issued	15,525,801	6,359,982
Proceeds from dividends reinvested	22,891,309	10,661,631
Value of shares redeemed	(27,917,422)	(82,266,180)

Change in net assets resulting from capital transactions	10,499,688	(65,244,567)

Change in net assets	13,351,639	(18,575,171)
Net Assets:
Beginning of period	205,806,736	224,381,907

End of period	$219,158,375	$205,806,736

Accumulated net investment income/(loss)	$3,388,168	$3,206,969

Share Transactions:
Shares issued	1,037,755	479,565
Dividends reinvested	1,597,440	792,686
Shares redeemed	(1,850,048)	(6,227,133)

Change in shares	785,147	(4,954,882)

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010 (a)
Net Asset Value, Beginning of Period	$14.70	$11.84	$10.36	$10.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.24	0.31	0.20	0.16	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.55	3.35	1.52	(0.19)	0.39

Total from Investment Activities	1.79	3.66	1.72	(0.03)	0.49

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.29)	(0.15)	(0.10)	—
Net Realized Gains	(1.44)	(0.51)	(0.09)	—	—

Total Dividends	(1.67)	(0.80)	(0.24)	(0.10)	—

Net Asset Value, End of Period	$14.82	$14.70	$11.84	$10.36	$10.49

Total Return(b)	12.59%	31.52%	16.63%	(0.25)%	4.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$219,158	$205,807	$224,382	$182,515	$169,075
Net Investment Income/(Loss)(d)	1.60%	1.54%	1.85%	1.59%	1.68%
Expenses Before Reductions(d)(e)	0.76%	0.77%	0.78%	0.79%	0.84%
Expenses Net of Reductions(d)	0.76%	0.77%	0.78%	0.79%	0.84%
Portfolio Turnover Rate	16%	11%	18%	20%	25	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $9.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,635 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.8 million as of December 31, 2014. The monthly average notional amount for these contracts was $3.3 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$24,140	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$604,325	$(83,593)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Russell 1000 Value Index Fund	0.44%	0.84%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,640 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2014

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$216,721,270	$—	$216,721,270
Right	2,879	—	2,879
Securities Held as Collateral for Securities on Loan	—	28,794,956	28,794,956
Unaffiliated Investment Company	1,422,445	—	1,422,445

Total Investment Securities	218,146,594	28,794,956	246,941,550

Other Financial Instruments:*
Futures Contracts	24,140	—	24,140

Total Investments	$218,170,734	$28,794,956	$246,965,690

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$33,370,685	$39,843,438

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2014

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $180,676,234. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$69,132,620
Unrealized depreciation	(2,867,304)

Net unrealized appreciation/(depreciation)	$66,265,316

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$4,571,941	$18,319,368	$22,891,309

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$5,586,078	$5,075,553	$10,661,631

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$5,611,100	$11,428,023	$—	$66,265,316	$83,304,439

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 94.49% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $18,319,368.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $1,393,772.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

27

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® S&P 500 Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 13.12%. That compared to a 13.69% total return for its benchmark, the S&P 500® Index1.

The Fund attempts to replicate the performance of the S&P 500® Index of U.S. large-cap stocks. U.S. equities moved higher in 2014 as domestic economic growth gained momentum and interest rates remained low. The period started out on a negative note, however: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve (the Fed) would soon end its stimulus efforts all weighed on investors. Equity markets declined sharply in January, but the sell-off was short-lived. Investors soon learned that the recent weakness in the U.S. economic data was weather-related, and therefore temporary. Meanwhile, the Federal Reserve shifted its position, announcing a more cautious approach to raising short-term rates.*

U.S. equities moved higher throughout the period, but volatility increased through the period. A combination of high valuations and persistent expectations of higher interest rates left stocks vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza—added to concerns.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. U.S. stocks recovered from a September sell-off to post impressive gains through the fourth quarter of 2014 as economic data continued to impress investors and helped to fuel a positive corporate earnings season. A sharp decline in oil prices later in the period contributed to uncertainty about global growth, but helped buoy U.S. stocks as it led to a pickup in consumer spending.

From a sector perspective, utilities generated the strongest returns for the index. The low-interest rate environment helped make the dividends offered by companies in that sector more attractive to income-seeking investors. Health care stocks and information technology were also top performers. They benefited from their ties to cyclical growth. Other sectors that performed well in the index included consumer staples and financials. Meanwhile, the industrials, consumer discretionary, and materials sectors posted softer gains for the period, slightly underperforming the index. The energy sector posted a loss for the period. It was weighed down by the steep decline in oil prices.*

The Fund slightly underperformed its benchmark due to the effect of fees and expenses.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500® Index (“S&P 500®”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	13.41%	20.08%	15.15%	6.07%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	13.12%	19.79%	14.87%	5.97%
S&P 500® Index	5/1/07	13.69%	20.41%	15.45%	6.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

Expense Ratios are based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,059.70	$1.25	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,058.10	$2.54	0.49%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.00	$1.22	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.74	$2.50	0.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	19.3%
Financials	16.1
Health Care	13.9
Consumer Discretionary	12.0
Industrials	10.2
Consumer Staples	9.6
Energy	8.3
Utilities	3.2
Materials	3.1
Telecommunication Services	2.2

Total Common Stocks	97.9
Securities Held as Collateral for Securities on Loan	12.4
Money Market	2.2

Total Investment Securities	112.5
Net other assets (liabilities)	(12.5)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (97.9%):
Aerospace & Defense (2.6%):
62,793	Boeing Co. (The)	$8,161,834
29,816	General Dynamics Corp.	4,103,278
74,138	Honeywell International, Inc.	7,407,869
8,048	L-3 Communications Holdings, Inc.	1,015,738
25,426	Lockheed Martin Corp.	4,896,285
19,132	Northrop Grumman Corp.	2,819,865
13,518	Precision Castparts Corp.^	3,256,216
29,176	Raytheon Co.^	3,155,968
12,557	Rockwell Collins, Inc.	1,060,815
26,236	Textron, Inc.	1,104,798
80,296	United Technologies Corp.	9,234,040

		46,216,706

Air Freight & Logistics (0.8%):
13,920	C.H. Robinson Worldwide, Inc.^	1,042,469
18,346	Expeditors International of Washington, Inc.	818,415
24,948	FedEx Corp.	4,332,470
66,013	United Parcel Service, Inc., Class B^	7,338,665

		13,532,019

Airlines (0.4%):
79,200	Delta Air Lines, Inc.^	3,895,848
64,285	Southwest Airlines Co.	2,720,541

		6,616,389

Auto Components (0.4%):
21,533	BorgWarner, Inc.	1,183,238
28,043	Delphi Automotive plc	2,039,287
25,996	Goodyear Tire & Rubber Co.^	742,706
63,096	Johnson Controls, Inc.	3,050,061

		7,015,292

Automobiles (0.6%):
364,503	Ford Motor Co.	5,649,797
127,823	General Motors Co.	4,462,301
20,295	Harley-Davidson, Inc.	1,337,643

		11,449,741

Banks (5.8%):
995,969	Bank of America Corp.	17,817,885
68,222	BB&T Corp.^	2,653,154
286,911	Citigroup, Inc.	15,524,754
17,085	Comerica, Inc.	800,261
78,048	Fifth Third Bancorp	1,590,228
76,951	Huntington Bancshares, Inc.^	809,525
354,027	JPMorgan Chase & Co.	22,155,009
81,832	KeyCorp	1,137,465
12,549	M&T Bank Corp.^	1,576,405
49,837	PNC Financial Services Group, Inc.	4,546,630
130,872	Regions Financial Corp.	1,382,008
49,389	SunTrust Banks, Inc.^	2,069,399
169,468	U.S. Bancorp^	7,617,587
447,079	Wells Fargo & Co.	24,508,870
19,149	Zions Bancorp^	545,938

		104,735,118

Shares		Fair Value
Common Stocks, continued
Beverages (2.1%):
14,766	Brown-Forman Corp., Class B^	$1,297,045
373,341	Coca-Cola Co. (The)	15,762,457
21,039	Coca-Cola Enterprises, Inc.	930,345
15,894	Constellation Brands, Inc., Class A*	1,560,314
18,484	Dr Pepper Snapple Group, Inc.	1,324,933
15,136	Molson Coors Brewing Co., Class B	1,127,935
13,656	Monster Beverage Corp.*	1,479,628
141,738	PepsiCo, Inc.	13,402,745

		36,885,402

Biotechnology (2.8%):
18,780	Alexion Pharmaceuticals, Inc.*	3,474,863
72,040	Amgen, Inc.	11,475,252
22,366	Biogen Idec, Inc.*	7,592,139
75,643	Celgene Corp.*	8,461,426
142,880	Gilead Sciences, Inc.*	13,467,869
7,029	Regeneron Pharmaceuticals, Inc.*^	2,883,647
22,781	Vertex Pharmaceuticals, Inc.*^	2,706,383

		50,061,579

Building Products (0.1%):
9,077	Allegion plc	503,410
33,813	Masco Corp.	852,088

		1,355,498

Capital Markets (2.3%):
5,255	Affiliated Managers Group, Inc.*	1,115,321
17,478	Ameriprise Financial, Inc.^	2,311,466
106,613	Bank of New York Mellon Corp. (The)	4,325,289
12,064	BlackRock, Inc., Class A+	4,313,604
108,831	Charles Schwab Corp. (The)	3,285,608
27,461	E*TRADE Financial Corp.*	666,067
37,112	Franklin Resources, Inc.^	2,054,891
38,362	Goldman Sachs Group, Inc. (The)	7,435,707
40,898	Invesco, Ltd.	1,616,289
9,611	Legg Mason, Inc.^	512,939
144,608	Morgan Stanley	5,610,790
20,902	Northern Trust Corp.^	1,408,795
39,541	State Street Corp.	3,103,969
24,568	T. Rowe Price Group, Inc.^	2,109,408

		39,870,143

Chemicals (2.3%):
18,217	Air Products & Chemicals, Inc.^	2,627,438
6,341	Airgas, Inc.	730,356
4,720	CF Industries Holdings, Inc.	1,286,389
104,923	Dow Chemical Co. (The)^	4,785,538
85,800	E.I. du Pont de Nemours & Co.^	6,344,051
14,029	Eastman Chemical Co.	1,064,240
25,582	Ecolab, Inc.	2,673,831
12,580	FMC Corp.^	717,437
7,716	International Flavor & Fragrances, Inc.^	782,094
39,358	LyondellBasell Industries NV, Class A	3,124,632
45,846	Monsanto Co.	5,477,222

Continued

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
29,999	Mosaic Co. (The)	$1,369,454
12,986	PPG Industries, Inc.	3,001,714
27,596	Praxair, Inc.^	3,575,338
7,729	Sherwin Williams Co.^	2,033,036
11,281	Sigma Aldrich Corp.	1,548,543

		41,141,313

Commercial Services & Supplies (0.5%):
16,403	ADT Corp. (The)^	594,281
9,240	Cintas Corp.^	724,786
17,666	Iron Mountain, Inc.^	682,968
19,064	Pitney Bowes, Inc.^	464,590
23,788	Republic Services, Inc., Class A^	957,467
8,084	Stericycle, Inc.*	1,059,651
39,636	Tyco International plc	1,738,434
40,336	Waste Management, Inc.^	2,070,043

		8,292,220

Communications Equipment (1.6%):
484,289	Cisco Systems, Inc.	13,470,500
6,979	F5 Networks, Inc.*	910,515
9,839	Harris Corp.	706,637
36,469	Juniper Networks, Inc.^	813,988
20,065	Motorola Solutions, Inc.^	1,345,960
157,459	QUALCOMM, Inc.	11,703,927

		28,951,527

Construction & Engineering (0.1%):
14,837	Fluor Corp.^	899,568
12,321	Jacobs Engineering Group, Inc.*^	550,625
20,810	Quanta Services, Inc.*	590,796

		2,040,989

Construction Materials (0.1%):
5,905	Martin Marietta Materials, Inc.^	651,440
12,402	Vulcan Materials Co.	815,183

		1,466,623

Consumer Finance (0.9%):
84,273	American Express Co.	7,840,759
52,656	Capital One Financial Corp.	4,346,753
42,950	Discover Financial Services	2,812,796
38,859	Navient Corp.^	839,743

		15,840,051

Containers & Packaging (0.2%):
8,617	Avery Dennison Corp.	447,050
13,025	Ball Corp.	887,913
15,804	MeadWestvaco Corp.	701,540
15,831	Owens-Illinois, Inc.*	427,279
20,011	Sealed Air Corp.^	849,067

		3,312,849

Distributors (0.1%):
14,515	Genuine Parts Co.	1,546,864

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.0%):
26,022	H&R Block, Inc.^	$876,421

Diversified Financial Services (0.4%):
29,989	CME Group, Inc.^	2,658,525
10,688	IntercontinentalExchange Group, Inc.^	2,343,772
29,852	Leucadia National Corp.^	669,282
17,387	Moody’s Corp.	1,665,848
11,190	NASDAQ OMX Group, Inc. (The)^	536,672

		7,874,099

Diversified Telecommunication Services (2.2%):
491,240	AT&T, Inc.^	16,500,752
54,054	CenturyLink, Inc.^	2,139,457
95,129	Frontier Communications Corp.^	634,510
26,413	Level 3 Communications, Inc.*^	1,304,274
393,003	Verizon Communications, Inc.	18,384,681
56,756	Windstream Holdings, Inc.^	467,669

		39,431,343

Electric Utilities (1.6%):
46,337	American Electric Power Co., Inc.	2,813,583
66,986	Duke Energy Corp.^	5,596,010
30,889	Edison International	2,022,612
17,095	Entergy Corp.^	1,495,471
81,402	Exelon Corp.^	3,018,386
39,857	FirstEnergy Corp.^	1,554,024
30,007	Northeast Utilities	1,605,975
23,952	Pepco Holdings, Inc.	645,027
10,525	Pinnacle West Capital Corp.	718,963
62,992	PPL Corp.	2,288,499
85,221	Southern Co. (The)^	4,185,203

		25,943,753

Electrical Equipment (0.6%):
23,373	AMETEK, Inc.^	1,230,121
44,901	Eaton Corp. plc^	3,051,472
65,754	Emerson Electric Co.	4,058,995
12,860	Rockwell Automation, Inc.	1,430,032
9,487	Roper Industries, Inc.	1,483,292

		11,253,912

Electronic Equipment, Instruments & Components (0.4%):
29,288	Amphenol Corp., Class A	1,575,987
121,628	Corning, Inc.	2,788,930
13,217	FLIR Systems, Inc.	427,041
38,463	TE Connectivity, Ltd.	2,432,785

		7,224,743

Energy Equipment & Services (1.3%):
40,986	Baker Hughes, Inc.	2,298,085
18,703	Cameron International Corp.*	934,215
6,239	Diamond Offshore Drilling, Inc.^	229,034
22,106	Ensco plc, Class A, ADR^	662,075
22,097	FMC Technologies, Inc.*	1,035,023
80,156	Halliburton Co.	3,152,535

Continued

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
10,186	Helmerich & Payne, Inc.	$686,740
27,315	Nabors Industries, Ltd.	354,549
40,781	National-Oilwell Varco, Inc.^	2,672,379
23,838	Noble Corp. plc	394,996
121,868	Schlumberger, Ltd.	10,408,746
32,049	Transocean, Ltd.^	587,458

		23,415,835

Food & Staples Retailing (2.5%):
41,460	Costco Wholesale Corp.	5,876,955
108,570	CVS Caremark Corp.	10,456,377
46,512	Kroger Co. (The)	2,986,536
21,885	Safeway, Inc.	768,601
55,681	Sysco Corp.^	2,209,979
82,382	Walgreens Boots Alliance, Inc.	6,277,508
149,576	Wal-Mart Stores, Inc.^	12,845,588
34,029	Whole Foods Market, Inc.^	1,715,742

		43,137,286

Food Products (1.6%):
61,019	Archer-Daniels-Midland Co.	3,172,988
17,002	Campbell Soup Co.^	748,088
40,239	ConAgra Foods, Inc.^	1,459,871
57,182	General Mills, Inc.^	3,049,516
14,060	Hershey Co.^	1,461,256
12,783	Hormel Foods Corp.	665,994
9,693	J.M. Smucker Co. (The)^	978,799
23,876	Kellogg Co.^	1,562,445
11,476	Keurig Green Mountain, Inc.^	1,519,365
55,741	Kraft Foods Group, Inc.	3,492,731
12,188	McCormick & Co.	905,568
19,144	Mead Johnson Nutrition Co.	1,924,738
159,115	Mondelez International, Inc., Class A	5,779,853
27,629	Tyson Foods, Inc., Class A	1,107,647

		27,828,859

Gas Utilities (0.0%):
11,396	AGL Resources, Inc.	621,196

Health Care Equipment & Supplies (2.2%):
142,610	Abbott Laboratories	6,420,303
51,331	Baxter International, Inc.	3,762,049
18,183	Becton, Dickinson & Co.	2,530,346
125,731	Boston Scientific Corp.*	1,665,936
7,095	C.R. Bard, Inc.	1,182,169
19,316	CareFusion Corp.*	1,146,211
42,883	Covidien plc	4,386,073
13,325	DENTSPLY International, Inc.	709,823
10,133	Edwards Lifesciences Corp.*	1,290,742
3,434	Intuitive Surgical, Inc.*	1,816,380
93,222	Medtronic, Inc.^	6,730,629
27,081	St. Jude Medical, Inc.^	1,761,077
28,307	Stryker Corp.	2,670,199
9,471	Varian Medical Systems, Inc.*	819,336

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
16,041	Zimmer Holdings, Inc.	$1,819,370

		38,710,643

Health Care Providers & Services (2.3%):
33,291	Aetna, Inc.	2,957,240
19,678	AmerisourceBergen Corp.	1,774,168
25,566	Anthem, Inc.^	3,212,879
31,346	Cardinal Health, Inc.	2,530,563
28,786	Cerner Corp.*^	1,861,303
24,753	CIGNA Corp.	2,547,331
16,323	DaVita, Inc.*	1,236,304
69,507	Express Scripts Holding Co.*	5,885,158
14,503	Humana, Inc.^	2,083,066
7,998	Laboratory Corp. of America Holdings*^	862,984
21,961	McKesson, Inc.	4,558,664
8,184	Patterson Cos., Inc.^	393,650
13,664	Quest Diagnostics, Inc.^	916,308
9,256	Tenet Healthcare Corp.*^	469,002
90,899	UnitedHealth Group, Inc.^	9,188,979
8,607	Universal Health Services, Inc., Class B	957,615

		41,435,214

Hotels, Restaurants & Leisure (1.6%):
42,700	Carnival Corp.	1,935,591
2,944	Chipotle Mexican Grill, Inc.*	2,015,197
12,510	Darden Restaurants, Inc.^	733,461
20,129	Marriott International, Inc., Class A^	1,570,666
92,169	McDonald’s Corp.	8,636,236
15,833	Royal Caribbean Cruises, Ltd.^	1,305,114
70,871	Starbucks Corp.	5,814,966
16,915	Starwood Hotels & Resorts Worldwide, Inc.	1,371,299
11,667	Wyndham Worldwide Corp.	1,000,562
7,644	Wynn Resorts, Ltd.	1,137,121
41,385	Yum! Brands, Inc.^	3,014,897

		28,535,110

Household Durables (0.4%):
31,308	D.R. Horton, Inc.	791,779
11,489	Garmin, Ltd.^	606,964
6,453	Harman International Industries, Inc.	688,600
13,024	Leggett & Platt, Inc.^	554,953
17,033	Lennar Corp.^	763,249
5,843	Mohawk Industries, Inc.*^	907,768
25,790	Newell Rubbermaid, Inc.	982,341
31,674	PulteGroup, Inc.^	679,724
7,394	Whirlpool Corp.	1,432,513

		7,407,891

Household Products (1.9%):
12,281	Clorox Co. (The)^	1,279,803
81,138	Colgate-Palmolive Co.	5,613,938
35,318	Kimberly-Clark Corp.	4,080,642
255,905	Procter & Gamble Co. (The)	23,310,386

		34,284,769

Continued

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.3%):
62,457	AES Corp. (The)	$860,033
41,339	NextEra Energy, Inc.^	4,393,923
32,151	NRG Energy, Inc.^	866,469

		6,120,425

Industrial Conglomerates (2.2%):
60,690	3M Co.^	9,972,581
57,900	Danaher Corp.	4,962,609
951,050	General Electric Co.	24,033,033

		38,968,223

Insurance (4.2%):
31,419	ACE, Ltd.	3,609,415
42,740	AFLAC, Inc.	2,610,987
39,725	Allstate Corp. (The)	2,790,681
132,582	American International Group, Inc.	7,425,918
27,006	Aon plc	2,560,979
6,717	Assurant, Inc.	459,644
172,700	Berkshire Hathaway, Inc., Class B*^	25,930,905
22,335	Chubb Corp. (The)^	2,311,002
13,982	Cincinnati Financial Corp.	724,687
46,741	Genworth Financial, Inc., Class A*	397,299
40,868	Hartford Financial Services Group, Inc. (The)	1,703,787
24,593	Lincoln National Corp.	1,418,278
28,352	Loews Corp.	1,191,351
51,281	Marsh & McLennan Cos., Inc.^	2,935,324
107,593	MetLife, Inc.	5,819,705
25,770	Principal Financial Group, Inc.	1,338,494
50,702	Progressive Corp. (The)	1,368,447
43,423	Prudential Financial, Inc.	3,928,045
12,269	Torchmark Corp.	664,612
31,387	Travelers Cos., Inc. (The)	3,322,314
23,806	UnumProvident Corp.	830,353
24,445	XL Group plc, Class B	840,175

		74,182,402

Internet & Catalog Retail (1.2%):
35,957	Amazon.com, Inc.*	11,159,256
9,345	Expedia, Inc.^	797,689
5,706	Netflix, Inc.*^	1,949,227
4,959	Priceline.com, Inc.*	5,654,301
10,499	TripAdvisor, Inc.*^	783,855

		20,344,328

Internet Software & Services (3.2%):
16,878	Akamai Technologies, Inc.*	1,062,639
107,073	eBay, Inc.*	6,008,937
198,019	Facebook, Inc., Class A*	15,449,443
26,971	Google, Inc., Class C*	14,197,534
26,995	Google, Inc., Class A*	14,325,167
10,325	VeriSign, Inc.*^	588,525
83,442	Yahoo!, Inc.*	4,214,655

		55,846,900

Shares		Fair Value
Common Stocks, continued
IT Services (3.2%):
59,473	Accenture plc, Class A^	$5,311,534
6,058	Alliance Data Systems Corp.*^	1,732,891
45,656	Automatic Data Processing, Inc.	3,806,341
57,672	Cognizant Technology Solutions Corp., Class A*	3,037,008
13,308	Computer Sciences Corp.	839,069
26,887	Fidelity National Information Services, Inc.^	1,672,371
23,108	Fiserv, Inc.*^	1,639,975
87,166	International Business Machines Corp.	13,984,913
92,858	MasterCard, Inc., Class A	8,000,645
30,839	Paychex, Inc.^	1,423,837
14,598	Teradata Corp.*^	637,641
15,765	Total System Services, Inc.	535,379
46,256	Visa, Inc., Class A	12,128,323
49,309	Western Union Co.^	883,124

		55,633,051

Leisure Products (0.1%):
10,739	Hasbro, Inc.^	590,538
32,242	Mattel, Inc.	997,728

		1,588,266

Life Sciences Tools & Services (0.4%):
31,694	Agilent Technologies, Inc.	1,297,552
10,608	PerkinElmer, Inc.^	463,888
37,886	Thermo Fisher Scientific, Inc.	4,746,737
7,896	Waters Corp.*	890,037

		7,398,214

Machinery (1.5%):
57,336	Caterpillar, Inc.	5,247,963
16,107	Cummins, Inc.	2,322,146
33,947	Deere & Co.	3,003,291
15,679	Dover Corp.^	1,124,498
12,901	Flowserve Corp.^	771,867
34,064	Illinois Tool Works, Inc.^	3,225,861
25,225	Ingersoll-Rand plc	1,599,013
9,217	Joy Global, Inc.^	428,775
33,557	PACCAR, Inc.^	2,282,212
10,060	Pall Corp.^	1,018,173
14,079	Parker Hannifin Corp.^	1,815,487
17,694	Pentair, Ltd.^	1,175,235
5,513	Snap-On, Inc.	753,848
14,838	Stanley Black & Decker, Inc.	1,425,635
17,102	Xylem, Inc.^	651,073

		26,845,077

Media (3.7%):
20,587	Cablevision Systems Corp., Class A^	424,916
45,160	CBS Corp., Class B	2,499,154
244,030	Comcast Corp., Class A^	14,156,179
47,567	DIRECTV, Inc., Class A*	4,124,059
25,779	Discovery Communications, Inc., Class C*^	869,268
13,934	Discovery Communications, Inc., Class A*^	480,026
21,287	Gannett Co., Inc.^	679,694

Continued

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Media, continued
39,760	Interpublic Group of Cos., Inc. (The)	$825,815
25,715	McGraw-Hill Cos., Inc. (The)	2,288,121
47,465	News Corp., Class A*	744,726
23,506	Omnicom Group, Inc.^	1,821,010
9,612	Scripps Networks Interactive, Class A^	723,495
26,566	Time Warner Cable, Inc.	4,039,626
79,411	Time Warner, Inc.	6,783,288
175,613	Twenty-First Century Fox, Inc.^	6,744,417
34,989	Viacom, Inc., Class B	2,632,922
147,746	Walt Disney Co. (The)	13,916,196

		63,752,912

Metals & Mining (0.4%):
111,729	Alcoa, Inc.	1,764,201
10,327	Allegheny Technologies, Inc.^	359,070
98,420	Freeport-McMoRan Copper & Gold, Inc.	2,299,091
47,129	Newmont Mining Corp.	890,738
30,253	Nucor Corp.^	1,483,910

		6,797,010

Multiline Retail (0.7%):
28,739	Dollar General Corp.*	2,031,847
19,500	Dollar Tree, Inc.*	1,372,410
9,076	Family Dollar Stores, Inc.	718,910
19,129	Kohl’s Corp.^	1,167,634
32,704	Macy’s, Inc.^	2,150,288
13,314	Nordstrom, Inc.^	1,056,998
60,327	Target Corp.^	4,579,423

		13,077,510

Multi-Utilities (1.3%):
23,020	Ameren Corp.	1,061,913
40,653	CenterPoint Energy, Inc.	952,500
25,950	CMS Energy Corp.	901,763
27,801	Consolidated Edison, Inc.^	1,835,144
55,302	Dominion Resources, Inc.	4,252,723
16,765	DTE Energy Co.	1,447,993
7,603	Integrys Energy Group, Inc.	591,894
29,964	NiSource, Inc.	1,271,073
44,997	PG&E Corp.	2,395,640
47,971	Public Service Enterprise Group, Inc.	1,986,479
13,432	SCANA Corp.^	811,293
21,892	Sempra Energy^	2,437,893
22,052	TECO Energy, Inc.^	451,845
21,382	Wisconsin Energy Corp.^	1,127,687
47,949	Xcel Energy, Inc.	1,722,328

		23,248,168

Oil, Gas & Consumable Fuels (7.0%):
47,966	Anadarko Petroleum Corp.	3,957,195
35,658	Apache Corp.^	2,234,687
38,966	Cabot Oil & Gas Corp.^	1,153,783
48,978	Chesapeake Energy Corp.^	958,499
179,034	Chevron Corp.	20,084,034

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
8,298	Cimarex Energy Co.	$879,588
116,577	ConocoPhillips^	8,050,808
21,728	CONSOL Energy, Inc.^	734,624
33,379	Denbury Resources, Inc.	271,371
36,441	Devon Energy Corp.	2,230,554
51,902	EOG Resources, Inc.	4,778,617
14,294	EQT Corp.	1,082,056
401,031	Exxon Mobil Corp.	37,075,315
24,070	Hess Corp.	1,776,847
160,921	Kinder Morgan, Inc.^	6,808,568
63,925	Marathon Oil Corp.	1,808,438
26,538	Marathon Petroleum Corp.	2,395,320
15,712	Murphy Oil Corp.^	793,770
12,957	Newfield Exploration Co.*	351,394
34,020	Noble Energy, Inc.	1,613,569
73,455	Occidental Petroleum Corp.	5,921,208
19,642	ONEOK, Inc.	977,975
52,423	Phillips 66	3,758,729
14,103	Pioneer Natural Resources Co.	2,099,232
15,602	QEP Resources, Inc.	315,472
16,058	Range Resources Corp.^	858,300
33,308	Southwestern Energy Co.*	908,975
63,554	Spectra Energy Corp.^	2,307,010
11,959	Tesoro Corp.^	889,152
49,369	Valero Energy Corp.	2,443,766
63,715	Williams Cos., Inc. (The)	2,863,352

		122,382,208

Paper & Forest Products (0.1%):
40,038	International Paper Co.	2,145,236

Personal Products (0.1%):
41,204	Avon Products, Inc.^	386,906
21,194	Estee Lauder Co., Inc. (The), Class A	1,614,982

		2,001,888

Pharmaceuticals (6.2%):
150,893	Abbvie, Inc.	9,874,438
25,103	Actavis, Inc. plc*^	6,461,763
28,214	Allergan, Inc.	5,998,014
157,098	Bristol-Myers Squibb Co.^	9,273,495
92,797	Eli Lilly & Co.	6,402,065
15,996	Hospira, Inc.*	979,755
265,090	Johnson & Johnson Co.	27,720,462
11,015	Mallinckrodt plc*	1,090,815
269,994	Merck & Co., Inc.	15,332,959
35,450	Mylan, Inc.*^	1,998,317
13,333	Perrigo Co. plc	2,228,744
596,707	Pfizer, Inc.	18,587,424
47,483	Zoetis, Inc.	2,043,193

		107,991,444

Professional Services (0.2%):
3,425	Dun & Bradstreet Corp.^	414,288
11,443	Equifax, Inc.	925,395

Continued

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
30,681	Nielsen Holdings NV	$1,372,361
12,947	Robert Half International, Inc.	755,846

		3,467,890

Real Estate Investment Trusts (REITs) (2.3%):
37,549	American Tower Corp.	3,711,719
13,934	Apartment Investment & Management Co., Class A	517,648
12,502	AvalonBay Communities, Inc.^	2,042,702
14,512	Boston Properties, Inc.^	1,867,549
31,621	Crown Castle International Corp.	2,488,573
34,321	Equity Residential Property Trust	2,465,621
6,057	Essex Property Trust, Inc.^	1,251,376
59,547	General Growth Properties, Inc.	1,675,057
43,499	HCP, Inc.	1,915,261
31,035	Health Care REIT, Inc.^	2,348,418
71,838	Host Hotels & Resorts, Inc.^	1,707,589
38,964	Kimco Realty Corp.	979,555
13,335	Macerich Co. (The)^	1,112,272
16,643	Plum Creek Timber Co., Inc.^	712,154
47,357	ProLogis, Inc.	2,037,772
13,742	Public Storage, Inc.^	2,540,209
29,434	Simon Property Group, Inc.	5,360,226
27,594	Ventas, Inc.^	1,978,490
16,537	Vornado Realty Trust	1,946,570
49,610	Weyerhaeuser Co.^	1,780,503

		40,439,264

Real Estate Management & Development (0.1%):
26,490	CBRE Group, Inc.*	907,283

Road & Rail (1.0%):
94,164	CSX Corp.	3,411,562
10,429	Kansas City Southern Industries, Inc.^	1,272,651
29,308	Norfolk Southern Corp.	3,212,450
5,007	Ryder System, Inc.	464,900
84,204	Union Pacific Corp.	10,031,222

		18,392,785

Semiconductors & Semiconductor Equipment (2.4%):
28,835	Altera Corp.^	1,065,165
29,406	Analog Devices, Inc.	1,632,621
115,397	Applied Materials, Inc.^	2,875,693
23,953	Avago Technologies, Ltd.	2,409,432
51,025	Broadcom Corp., Class A	2,210,913
7,098	First Solar, Inc.*^	316,535
457,902	Intel Corp.	16,617,265
15,638	KLA-Tencor Corp.^	1,099,664
15,057	Lam Research Corp.^	1,194,622
22,557	Linear Technology Corp.^	1,028,599
19,108	Microchip Technology, Inc.^	861,962
101,668	Micron Technology, Inc.*	3,559,397
49,009	NVIDIA Corp.	982,630
100,040	Texas Instruments, Inc.^	5,348,639

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
25,050	Xilinx, Inc.	$1,084,415

		42,287,552

Software (3.8%):
44,874	Adobe Systems, Inc.*	3,262,340
21,486	Autodesk, Inc.*^	1,290,449
30,193	CA, Inc.^	919,377
15,248	Citrix Systems, Inc.*	972,822
29,354	Electronic Arts, Inc.*	1,380,078
27,043	Intuit, Inc.	2,493,094
780,641	Microsoft Corp.	36,260,774
306,404	Oracle Corp.	13,778,988
17,785	Red Hat, Inc.*	1,229,655
55,580	Salesforce.com, Inc.*^	3,296,450
65,225	Symantec Corp.	1,673,347

		66,557,374

Specialty Retail (2.4%):
7,076	AutoNation, Inc.*	427,461
3,035	AutoZone, Inc.*^	1,878,999
17,581	Bed Bath & Beyond, Inc.*^	1,339,145
27,657	Best Buy Co., Inc.	1,078,070
20,402	CarMax, Inc.*^	1,358,365
10,283	GameStop Corp., Class A^	347,565
25,277	Gap, Inc. (The)^	1,064,414
124,806	Home Depot, Inc. (The)	13,100,886
23,286	L Brands, Inc.	2,015,403
92,142	Lowe’s Cos., Inc.	6,339,370
9,608	O’Reilly Automotive, Inc.*^	1,850,693
9,463	PetSmart, Inc.^	769,295
19,879	Ross Stores, Inc.	1,873,795
60,435	Staples, Inc.^	1,095,082
10,611	Tiffany & Co.^	1,133,891
65,285	TJX Cos., Inc. (The)	4,477,245
12,941	Tractor Supply Co.^	1,020,010
9,591	Urban Outfitters, Inc.*^	336,932

		41,506,621

Technology Hardware, Storage & Peripherals (4.7%):
555,429	Apple, Inc.	61,308,252
192,723	EMC Corp.	5,731,582
176,751	Hewlett-Packard Co.	7,093,018
29,524	NetApp, Inc.	1,223,770
20,899	SanDisk Corp.	2,047,684
30,995	Seagate Technology plc	2,061,168
20,643	Western Digital Corp.	2,285,180
101,361	Xerox Corp.	1,404,863

		83,155,517

Textiles, Apparel & Luxury Goods (0.8%):
26,106	Coach, Inc.	980,541
4,259	Fossil Group, Inc.*	471,642
19,504	Michael Kors Holdings, Ltd.*	1,464,750
66,089	Nike, Inc., Class B	6,354,458

Continued

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
7,832	PVH Corp.	$1,003,827
5,725	Ralph Lauren Corp.^	1,060,041
15,844	Under Armour, Inc., Class A*^	1,075,808
32,723	V.F. Corp.^	2,450,953

		14,862,020

Thrifts & Mortgage Finance (0.1%):
45,460	Hudson City Bancorp, Inc.	460,055
29,090	People’s United Financial, Inc.^	441,586

		901,641

Tobacco (1.4%):
187,185	Altria Group, Inc.	9,222,605
34,099	Lorillard, Inc.	2,146,191
147,182	Philip Morris International, Inc.	11,987,974
29,187	Reynolds American, Inc.^	1,875,848

		25,232,618

Trading Companies & Distributors (0.2%):
25,803	Fastenal Co.^	1,227,191
9,455	United Rentals, Inc.*^	964,505
5,742	W.W. Grainger, Inc.^	1,463,578

		3,655,274

Total Common Stocks (Cost $1,017,458,748)		1,728,000,498

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (12.4%):
$218,268,942	Allianz Variable Insurance Products Securities Lending Collateral Trust (a)	$218,268,942

Total Securities Held as Collateral for Securities on Loan (Cost $218,268,942)		218,268,942

Unaffiliated Investment Company (2.2%):
39,665,384	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	39,665,384

Total Unaffiliated Investment Company (Cost $39,665,384)		39,665,384

Total Investment Securities (Cost $1,275,393,074)(c) — 112.5%		1,985,934,824
Net other assets (liabilities) — (12.5)%		(220,711,916)

Net Assets — 100.0%		$1,765,222,908

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $211,309,348.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/20/15	399	$40,945,380	$255,574

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$1,272,900,818
Investments in affiliates, at cost	2,492,256

Total Investment securities, at cost	$1,275,393,074

Investments in non-affiliates, at value*	$1,981,621,220
Investments in affiliates, at value	4,313,604

Total Investment securities, at value	1,985,934,824
Cash	22,557
Interest and dividends receivable	2,340,767
Receivable for capital shares issued	267,518
Receivable for variation margin on futures contracts	19,440
Prepaid expenses	14,848

Total Assets	1,988,599,954

Liabilities:
Payable for capital shares redeemed	3,633,880
Payable for collateral received on loaned securities	218,268,942
Payable for variation margin on futures contracts	504,225
Manager fees payable	255,441
Administration fees payable	40,174
Distribution fees payable	371,162
Custodian fees payable	10,781
Administrative and compliance services fees payable	5,035
Trustee fees payable	101
Other accrued liabilities	287,305

Total Liabilities	223,377,046

Net Assets	$1,765,222,908

Net Assets Consist of:
Capital	$1,100,341,376
Accumulated net investment income/(loss)	25,393,899
Accumulated net realized gains/(losses) from investment transactions	(71,309,691)
Net unrealized appreciation/(depreciation) on investments	710,797,324

Net Assets	$1,765,222,908

Class 1
Net Assets	$21,303,526
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,469,034
Net Asset Value (offering and redemption price per share)	$14.50

Class 2
Net Assets	$1,743,919,382
Shares of beneficial interest (unlimited number of shares authorized, no par value)	121,075,779
Net Asset Value (offering and redemption price per share)	$14.40

*	Includes securities on loan of $211,309,348.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$33,157,318
Dividends from affiliates	91,113
Income from securities lending	138,748
Foreign withholding tax	(3,858)

Total Investment Income	33,383,321

Expenses:
Manager fees	2,832,281
Administration fees	443,266
Distribution fees — Class 2	4,116,340
Custodian fees	45,930
Administrative and compliance services fees	21,756
Trustee fees	83,597
Professional fees	92,935
Shareholder reports	43,902
Recoupment of prior expenses reimbursed by the manager	53,390
Other expenses	357,459

Total expenses	8,090,856

Net Investment Income/(Loss)	25,292,465

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	7,426,336
Net realized gains/(losses) on futures contracts	9,071,639
Change in net unrealized appreciation/depreciation on investments	167,334,457

Net Realized/Unrealized Gains/(Losses) on Investments	183,832,432

Change in Net Assets Resulting From Operations	$209,124,897

See accompanying notes to the financial statements.

11

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$25,292,465	$20,233,342
Net realized gains/(losses) on investment transactions	16,497,975	16,815,781
Change in unrealized appreciation/depreciation on investments	167,334,457	315,124,535

Change in net assets resulting from operations	209,124,897	352,173,658

Dividends to Shareholders:
From net investment income:
Class 1	(264,526)	(231,746)
Class 2	(19,712,701)	(15,948,931)

Change in net assets resulting from dividends to shareholders	(19,977,227)	(16,180,677)

Capital Transactions:
Class 1
Proceeds from shares issued	2,319,500	2,374,133
Proceeds from dividends reinvested	264,526	231,746
Value of shares redeemed	(2,824,368)	(2,576,769)

Total Class 1	(240,342)	29,110

Class 2
Proceeds from shares issued	148,739,164	267,637,519
Proceeds from dividends reinvested	19,712,701	15,948,931
Value of shares redeemed	(159,158,737)	(87,266,590)

Total Class 2	9,293,128	196,319,860

Change in net assets resulting from capital transactions	9,052,786	196,348,970

Change in net assets	198,200,456	532,341,951
Net Assets:
Beginning of period	1,567,022,452	1,034,680,501

End of period	$1,765,222,908	$1,567,022,452

Accumulated net investment income/(loss)	$25,393,899	$20,133,607

Share Transactions:
Class 1
Shares issued	168,399	208,259
Dividends reinvested	19,017	19,740
Shares redeemed	(210,215)	(226,450)

Total Class 1 Shares	(22,799)	1,549

Class 2
Shares issued	11,227,373	23,358,224
Dividends reinvested	1,425,358	1,365,490
Shares redeemed	(11,729,494)	(7,610,457)

Total Class 2 Shares	923,237	17,113,257

Change in shares	900,438	17,114,806

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Net Asset Value, Beginning of Period	$12.96	$9.95	$8.71	$8.68	$7.71

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.21 (a)	0.19 (a)	0.16 (a)	0.14 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.49	2.96	1.17	— (b)	0.98

Total from Investment Activities	1.73	3.17	1.36	0.16	1.12

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.16)	(0.12)	(0.13)	(0.13)
Net Realized Gains	—	—	—	—	(0.02)

Total Dividends	(0.19)	(0.16)	(0.12)	(0.13)	(0.15)

Net Asset Value, End of Period	$14.50	$12.96	$9.95	$8.71	$8.68

Total Return(c)	13.41%	32.02%	15.66%	1.88%	14.75%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,304	$19,334	$14,828	$13,488	$15,506
Net Investment Income/(Loss)	1.76%	1.81%	2.00%	1.79%	1.79%
Expenses Before Reductions(d)	0.24%	0.24%	0.26%	0.27%	0.29%
Expenses Net of Reductions	0.24%	0.24%	0.26%	0.26%	0.24%
Portfolio Turnover Rate(e)	3%	4%	3%	2%	14%
Class 2
Net Asset Value, Beginning of Period	$12.88	$9.90	$8.67	$8.65	$7.68

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.18 (a)	0.17 (a)	0.14 (a)	0.12 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.48	2.94	1.17	(0.01)	0.98

Total from Investment Activities	1.68	3.12	1.34	0.13	1.10

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.14)	(0.11)	(0.11)	(0.11)
Net Realized Gains	—	—	—	—	(0.02)

Total Dividends	(0.16)	(0.14)	(0.11)	(0.11)	(0.13)

Net Asset Value, End of Period	$14.40	$12.88	$9.90	$8.67	$8.65

Total Return(c)	13.12%	31.66%	15.42%	1.55%	14.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,743,919	$1,547,689	$1,019,853	$732,892	$594,350
Net Investment Income/(Loss)	1.51%	1.56%	1.77%	1.56%	1.51%
Expenses Before Reductions(d)	0.49%	0.49%	0.51%	0.52%	0.54%
Expenses Net of Reductions	0.49%	0.49%	0.51%	0.51%	0.49%
Portfolio Turnover Rate(e)	3%	4%	3%	2%	14%

(a)	Average shares method used in calculation.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

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AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $62.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $13,780 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $40.9 million as of December 31, 2014. The monthly average notional amount for these contracts was $51.4 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$255,574	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/ depreciation on investments	$9,071,639	$1,496,036

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $20,517 was paid from the Fund relating to these fees and expenses.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$1,728,000,498	$—	$1,728,000,498
Securities Held as Collateral for Securities on Loan	—	218,268,942	218,268,942
Unaffiliated Investment Company	39,665,384	—	39,665,384

Total Investment Securities	1,767,665,882	218,268,942	1,985,934,824

Other Financial Instruments:*
Futures Contracts	255,574	—	255,574

Total Investments	$1,767,921,456	$218,268,942	$1,986,190,398

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$99,321,798	$42,836,424

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $1,288,270,975. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$720,454,541
Unrealized depreciation	(22,790,692)

Net unrealized appreciation/(depreciation)	$697,663,849

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2016

AZL S&P 500 Index Fund	$57,858,950

During the year ended December 31, 2014, the Fund utilized $14,962,755 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$19,977,227	$—	$19,977,227

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$16,180,677	$—	$16,180,677

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$25,076,633	$—	$(57,858,950)	$697,663,849	$664,881,532

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Schroder Emerging Markets Equity Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned -5.22% compared to a -1.82% total return for its benchmark, the MSCI Emerging Markets Index1.

Emerging markets equities struggled during the period, underperforming developed markets for a second consecutive year, although it was a volatile year. Investors early in the period avoided emerging markets stocks amid concerns about the health of global economies such as Europe and China. Geopolitical issues—including Russia’s incursion into Ukraine—also rattled investors. However, improved economic results in the U.S., Europe and China buoyed emerging markets stocks from March to September. Those gains were erased during the final few months of the period, as investors again grew concerned about the health of global economies and the strength of the US dollar. What’s more, steep declines in oil prices added to the downward pressure on some emerging markets stocks late in the period.

Russia’s stock market was among the worst performers during the period. The crisis in Ukraine, and the international sanctions that followed, hurt Russian stocks, as did the plunging oil prices and a tumbling ruble.

The Fund underperformed its benchmark for the period. Much of the underperformance took place in the first quarter, specifically in March. The Fund’s country allocation decisions were based on expectations that global liquidity would tighten as global growth increased and the U.S. Federal Reserve reduced its stimulus efforts. The Fund favoured countries with trade surpluses, such as China and Korea. Those countries tend to outperform during periods of tightening global liquidity, as their economies are less dependent on outside credit. By comparison, countries with current account deficits, such as South Africa and Indonesia, tend to underperform when global liquidity tightens, as they are more dependent on outside credit.*

As expectations for global growth declined early in the period, the liquidity environment eased rather than tightened. As a result, the Fund’s underweight to trade-deficit countries weighed on relative performance. A larger-

than-benchmark position in Russia also hurt the Fund’s relative performance in the first quarter. However, a shift to an underweight position for the remainder of the period helped offset those initial losses.*

Stock selection also dragged on relative performance, primarily in Korea. An overweight position in a growth-oriented chemical company detracted as global growth lagged. A larger-than-benchmark position in an automobile manufacturer also detracted as poor corporate governance decisions led to strong selling pressure during October.*

On a positive note, the Fund’s relative performance benefited from an overweight position and strong stock selection in China. Despite slower growth, the Chinese economy still performed relatively well during the period. The Fund benefited from exposure to two Chinese insurance companies. Exposure to the United Arab Emirates (UAE) and Qatar also benefited the Fund as both countries were added to the MSCI Emerging Markets Index at the end of May. The resulting boost to performance was only partially offset by losses, later in the period, as falling oil prices dragged on Gulf sentiment. Finally, exposure to Indian and Thai financials also contributed positively to relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of withholding tax) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	-4.96%	4.23%	1.12%	0.61%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	-5.22%	3.95%	0.87%	2.02%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	-1.82%	4.41%	2.11%	4.21%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	-2.19%	4.04%	1.78%	3.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	1.40%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	1.65%

Expense Ratios are based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 1.08%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.40% for Class 1 Shares and 1.65% for Class 2 Shares through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Schroder Emerging Markets Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$917.50	$6.38	1.32%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$917.20	$7.59	1.57%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Schroder Emerging Markets Equity Fund, Class 1	$1,000.00	$1,018.55	$6.72	1.32%
AZL Schroder Emerging Markets Equity Fund, Class 2	$1,000.00	$1,017.29	$7.98	1.57%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of net assets
Financials	34.4%
Information Technology	24.8
Consumer Discretionary	11.8
Energy	7.7
Telecommunication Services	5.9
Consumer Staples	5.2
Materials	3.6
Industrials	3.1
Health Care	1.9
Utilities	0.8

Total Common Stocks and Preferred Stocks	99.2
Right	— ^
Securities Held as Collateral for Securities on Loan	2.8
Money Market	0.8

Total Investment Securities	102.8
Net other assets (liabilities)	(2.8)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks (98.1%):
Auto Components (0.4%):
4,826	Hyundai Mobis Co., Ltd.	$1,027,288

Automobiles (6.1%):
1,712,000	Brilliance China Automotive Holdings, Ltd.	2,743,089
426,200	Chongqing Changan Automobile Co., Ltd., Class B	964,130
53,107	Hero MotoCorp, Ltd.	2,614,856
32,834	Hyundai Motor Co.	4,985,483
32,798	KIA Motors Corp.	1,549,822
48,363	Maruti Suzuki India, Ltd.	2,542,849

		15,400,229

Banks (22.6%):
586,568	Akbank T.A.S.	2,164,136
703,445	Axis Bank, Ltd.	5,558,004
151,043	Banco Bradesco SA, ADR	2,019,444
10,511,832	China Construction Bank	8,556,295
3,963,597	Chinatrust Financial Holding Co., Ltd.	2,561,013
227,189	Commercial International Bank Egypt SAE	1,562,997
125,981	Commercial International Bank Egypt SAE, GDR	830,726
7,650	Credicorp, Ltd.	1,225,377
105,445	DGB Financial Group, Inc.	1,085,089
81,825	Grupo Financiero Inbursa SAB de C.V., Class O	211,240
50,695	Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	525,200
86,420	Hana Financial Holdings	2,496,881
318,081	HDFC Bank, Ltd.	4,770,735
4,733,385	Industrial & Commercial Bank of China	3,438,885
382,055	Itau Unibanco Banco Multiplo SA, ADR	4,970,535
612,400	Kasikornbank Public Co., Ltd.	4,230,042
2,939	Komercni Banka AS	605,879
388,433	National Bank of Greece SA*	689,966
33,414	OTP Bank Nyrt	483,044
250,550	Powszechna Kasa Oszczednosci Bank Polski SA	2,523,211
2,081,000	PT Bank Mandiri Tbk	1,796,939
42,228	Qatar National Bank	2,453,638
21,280	Shinhan Financial Group Co., Ltd.	853,950
326,502	Turkiye Garanti Bankasi AS	1,309,986

		56,923,212

Beverages (1.7%):
344,765	Ambev SA, ADR	2,144,438
26,017	Fomento Economico Mexicano SAB de C.V., ADR*	2,290,277

		4,434,715

Chemicals (1.8%):
116,627	Alfa SAB de C.V., Class A*	260,445
26,253	Grupo de Inversiones Suramericana SA	442,156
11,219	LG Chem, Ltd.	1,831,162
31,517	Samsung C&T Corp.	1,747,344

		4,281,107

Commercial Banks (0.6%):
553,250	Turkiye Is Bankasi AS, Class C	1,589,089

Shares		Fair Value

Common Stocks, continued
Construction Materials (0.5%):
116,964	Cemex SAB de C.V., ADR*^	$1,191,863

Diversified Consumer Services (0.6%):
238,400	Kroton Educacional SA	1,390,637

Diversified Financial Services (0.7%):
432,188	Firstrand, Ltd.	1,874,002

Diversified Telecommunication Services (0.6%):
50,610	Hellenic Telecommunications Organization SA (OTE)*	552,233
4,383,100	PT Telekomunikasi Indonesia Tbk	1,006,361

		1,558,594

Electric Utilities (0.4%):
26,680	Korea Electric Power Corp., Ltd.	1,027,646

Electrical Equipment (0.4%):
186,000	Zhuzhou CSR Times Electric Co., Ltd.	1,085,468

Electronic Equipment, Instruments & Components (3.8%):
344,500	AAC Technologies Holdings, Inc.^	1,830,959
2,344,480	Hon Hai Precision Industry Co., Ltd.	6,465,473
44,312	LG Display Co., Ltd.*	1,341,997

		9,638,429

Food & Staples Retailing (1.1%):
43,879	Bim Birlesik Magazalar AS	940,615
8,705	Magnit PJSC, GDR	392,548
765,000	Sun Art Retail Group, Ltd.^	758,694
203,483	Wal-Mart de Mexico SAB de C.V., Series V	437,577

		2,529,434

Food Products (0.0%):
115	Orion Corp.	105,780

Health Care Equipment & Supplies (0.6%):
53,200	Mindray Medical International, Ltd., ADR^	1,404,480

Hotels, Restaurants & Leisure (1.3%):
139,468	Alsea SAB de C.V.*^	385,486
36,726	Yum! Brands, Inc.	2,675,489

		3,060,975

Household Durables (0.3%):
9,630	Coway Co., Ltd.	732,803

Household Products (0.5%):
2,170	LG Household & Health Care, Ltd.	1,229,841

Independent Power and Renewable Electricity Producers (0.4%):
883,000	China Longyuan Power Group Corp.	909,721

Industrial Conglomerates (1.0%):
323	Cheil Industries, Inc.*	46,437
309,570	KOC Holdings AS	1,637,286
11,755	LG Corp.	651,604

		2,335,327

Insurance (8.1%):
829,400	AIA Group, Ltd.	4,567,559
124,400	BB Seguridade Participacoes SA	1,505,609
1,743,781	Cathay Financial Holding Co., Ltd.	2,565,825

Continued

4

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Common Stocks, continued
Insurance, continued
1,033,000	China Life Insurance Co., Ltd.	$4,052,515
1,020,600	China Pacific Insurance Group Co., Ltd., Class H	5,115,220
11,286	Powszechny Zaklad Ubezpieczen SA	1,544,641
12,993	Samsung Life Insurance Co., Ltd.	1,372,486

		20,723,855

Internet Software & Services (5.8%):
7,913	Baidu, Inc., ADR*	1,803,927
4,554	NHN Corp.	2,942,378
672,500	Tencent Holdings, Ltd.	9,650,314

		14,396,619

IT Services (2.2%):
102,300	Cielo SA	1,604,261
99,043	Tata Consultancy Services, Ltd.	4,011,029

		5,615,290

Machinery (1.2%):
66,449	Iochpe-Maxion SA	305,087
87,000	WEG SA	1,001,882
416,799	Weichai Power Co., Ltd., Class H	1,749,519

		3,056,488

Media (1.3%):
24,771	Naspers, Ltd.	3,191,991

Metals & Mining (1.6%):
64,076	Mining and Metallurgical Co. Norilsk Nickel, ADR	885,537
4,615	POSCO	1,164,533
165,800	Vale SA, Sponsored ADR^	1,356,244
44,100	Vale SA, Sponsored ADR	320,166

		3,726,480

Multiline Retail (1.0%):
10,576	Hyundai Department Store Co., Ltd.	1,174,759
188,863	Woolworths Holdings, Ltd.	1,249,587

		2,424,346

Oil, Gas & Consumable Fuels (7.1%):
8,810,400	China Petroleum & Chemical Corp. (Sinopec), H Shares	7,133,786
28,723	Enersis SA, ADR	460,430
58,285	LUKOIL, ADR	2,235,230
162,982	OAO Gazprom, GDR	738,308
15,101	Petroleo Brasileiro SA, Sponsored, ADR	110,237
213,800	PTT pcl	2,096,700
196,302	Reliance Industries, Ltd.	2,761,698
56,318	Tupras-Turkiye Petrol Rafine	1,331,533
73,942	Ultrapar Participacoes SA	1,431,702

		18,299,624

Personal Products (1.5%):
803	Amorepacific Corp.*	1,613,419
177,500	Hengan International Group Co., Ltd.	1,848,340

		3,461,759

Shares		Fair Value

Common Stocks, continued
Pharmaceuticals (1.3%):
40,370	Aspen Pharmacare Holdings, Ltd.	$1,405,951
76,683	Lupin, Ltd.	1,735,422

		3,141,373

Real Estate Management & Development (2.0%):
1,606,700	Ayala Land, Inc.	1,203,987
78,000	BR Malls Participacoes SA	482,290
1,743,322	Emaar Properties PJSC	3,344,925

		5,031,202

Semiconductors & Semiconductor Equipment (11.9%):
2,645,000	Advanced Semiconductor Engineering, Inc.	3,144,630
10,213	Samsung Electronics Co., Ltd.	12,278,233
78,141	SK Hynix, Inc.*	3,365,154
2,574,110	Taiwan Semiconductor Manufacturing Co., Ltd.	11,359,573

		30,147,590

Specialty Retail (0.6%):
1,404,000	Belle International Holdings, Ltd.	1,571,935

Technology Hardware, Storage & Peripherals (1.0%):
339,000	Catcher Technology Co., Ltd.	2,609,368

Textiles, Apparel & Luxury Goods (0.3%):
83,960	Eclat Textile Co., Ltd.	850,289

Transportation Infrastructure (0.5%):
210,656	Companhia de Concessoes Rodoviarias	1,221,665

Wireless Telecommunication Services (5.3%):
355,600	Advanced Info Service pcl	2,708,719
38,416	America Movil SAB de C.V., Series L, ADR	852,067
346,500	China Mobile, Ltd.	4,070,999
8,372	SK Telecom Co., Ltd.	2,036,192
580,000	Taiwan Mobile Co., Ltd.	1,915,543
293,649	Turkcell Iletisim Hizmetleri AS*	1,795,596

		13,379,116

Total Common Stocks (Cost $207,790,589)		246,579,630

Preferred Stocks (0.7%):
Food & Staples Retailing (0.6%):
38,100	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, Preferred Shares	1,414,197

Metals & Mining (1.1%):
37,100	Vale SA, Preferred Shares, ADR	269,346

Oil, Gas & Consumable Fuels (0.4%):
143,704	Petroleo Brasileiro SA, Preferred Shares, ADR	1,089,276

Total Preferred Stocks (Cost $4,201,474)		2,772,819

Right (0.0%):
Banks (0.0%):
22,024	DGB Financial Group, Inc.*	23,046

Total Right (Cost $—)		23,046

Continued

5

AZL Schroder Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (2.8%):
$7,138,751	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$7,138,751

Total Securities Held as Collateral for Securities on Loan (Cost $7,138,751)		7,138,751

Unaffiliated Investment Company (0.8%):
2,083,797	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	2,083,797

Total Unaffiliated Investment Company (Cost $2,083,797)		2,083,797

Total Investment Securities (Cost $221,214,611)(c) — 102.8%		258,598,043
Net other assets (liabilities) — (2.8)%		(7,128,152)

Net Assets — 100.0%		$251,469,891

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $6,782,609.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Bermuda	0.5%
Brazil	8.8%
Cayman Islands	3.3%
Chile	0.2%
China	12.7%
Colombia	0.2%
Czech Republic	0.2%
Egypt	0.9%
Greece	0.5%
Hong Kong	6.4%
Hungary	0.2%
India	9.3%
Indonesia	1.1%
Korea, Republic Of	3.7%

Country	Percentage
Mexico	2.4%
Philippines	0.5%
Poland	1.6%
Qatar	0.9%
Republic of Korea (South)	14.3%
Russian Federation	1.6%
South Africa	3.0%
Switzerland	2.0%
Taiwan	12.1%
Thailand	3.5%
Turkey	4.2%
United Arab Emirates	1.3%
United States	4.6%

100.0%

See accompanying notes to the financial statements.

6

AZL Schroder Emerging Markets Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$221,214,611

Investment securities, at value*	$258,598,043
Interest and dividends receivable	606,178
Foreign currency, at value (cost $335,162)	336,754
Receivable for investments sold	482,080
Reclaims receivable	10,345
Prepaid expenses	2,387

Total Assets	260,035,787

Liabilities:
Payable for investments purchased	745,209
Payable for capital shares redeemed	255,000
Payable for collateral received on loaned securities	7,138,751
Manager fees payable	232,809
Administration fees payable	7,744
Distribution fees payable	48,263
Custodian fees payable	117,672
Administrative and compliance services fees payable	701
Trustee fees payable	14
Other accrued liabilities	19,733

Total Liabilities	8,565,896

Net Assets	$251,469,891

Net Assets Consist of:
Capital	$205,059,100
Accumulated net investment income/(loss)	2,349,676
Accumulated net realized gains/(losses) from investment transactions	6,678,385
Net unrealized appreciation/(depreciation) on investments	37,382,730

Net Assets	$251,469,891

Class 1
Net Assets	$26,194,175
Shares of beneficial interest (unlimited number of shares authorized, no par value)	3,562,601
Net Asset Value (offering and redemption price per share)	$7.35

Class 2
Net Assets	$225,275,716
Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,677,506
Net Asset Value (offering and redemption price per share)	$7.34

*	Includes securities on loan of $6,782,609.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$7,473,943
Income from securities lending	117,413
Foreign withholding tax	(675,898)

Total Investment Income	6,915,458

Expenses:
Manager fees	3,472,534
Administration fees	99,650
Distribution fees — Class 2	631,642
Custodian fees	470,752
Administrative and compliance services fees	3,605
Trustee fees	14,529
Professional fees	15,739
Shareholder reports	23,277
Other expenses	7,807

Total expenses before reductions	4,739,535
Less expenses voluntarily waived/reimbursed by the Manager	(423,482)
Less expenses paid indirectly	(47)

Net expenses	4,316,006

Net Investment Income/(Loss)	2,599,452

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,455,489
Change in net unrealized appreciation/depreciation on investments	(24,537,832)

Net Realized/Unrealized Gains/(Losses) on Investments	(16,082,343)

Change in Net Assets Resulting From Operations	$(13,482,891)

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Schroder Emerging Markets Equity Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,599,452	$2,536,114
Net realized gains/(losses) on investment transactions	8,455,489	4,555,338
Change in unrealized appreciation/depreciation on investments	(24,537,832)	(14,705,734)

Change in net assets resulting from operations	(13,482,891)	(7,614,282)

Dividends to Shareholders:
From net investment income:
Class 1	(253,318)	(333,101)
Class 2	(1,478,612)	(2,124,595)
From net realized gains:
Class 1	(44,382)	—
Class 2	(380,578)	—

Change in net assets resulting from dividends to shareholders	(2,156,890)	(2,457,696)

Capital Transactions:
Class 1
Proceeds from shares issued	75,407	354,171
Proceeds from dividends reinvested	297,700	333,101
Value of shares redeemed	(4,229,928)	(4,799,713)

Total Class 1	(3,856,821)	(4,112,441)

Class 2
Proceeds from shares issued	10,680,833	16,234,949
Proceeds from dividends reinvested	1,859,190	2,124,596
Value of shares redeemed	(40,235,190)	(41,378,164)

Total Class 2	(27,695,167)	(23,018,619)

Change in net assets resulting from capital transactions	(31,551,988)	(27,131,060)

Change in net assets	(47,191,769)	(37,203,038)
Net Assets:
Beginning of period	298,661,660	335,864,698

End of period	$251,469,891	$298,661,660

Accumulated net investment income/(loss)	$2,349,676	$1,730,383

Share Transactions:
Class 1
Shares issued	9,781	45,222
Dividends reinvested	36,708	43,714
Shares redeemed	(543,859)	(623,478)

Total Class 1 Shares	(497,370)	(534,542)

Class 2
Shares issued	1,402,596	2,123,012
Dividends reinvested	229,530	278,818
Shares redeemed	(5,180,975)	(5,379,241)

Total Class 2 Shares	(3,548,849)	(2,977,411)

Change in shares	(4,046,219)	(3,511,953)

See accompanying notes to the financial statements.

8

AZL Schroder Emerging Markets Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Net Asset Value, Beginning of Period	$7.81	$8.05	$7.08	$8.76	$7.84

Investment Activities:
Net Investment Income/(Loss)	0.10	0.09	0.08	0.12	0.10 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.48)	(0.25)	1.39	(1.61)	0.88

Total from Investment Activities	(0.38)	(0.16)	1.47	(1.49)	0.98

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.08)	(0.08)	(0.08)	(0.06)
Net Realized Gains	(0.01)	—	(0.42)	(0.11)	—

Total Dividends	(0.08)	(0.08)	(0.50)	(0.19)	(0.06)

Net Asset Value, End of Period	$7.35	$7.81	$8.05	$7.08	$8.76

Total Return(b)	(4.96)%	(1.96)%	21.52%	(17.09)%	12.61%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$26,194	$31,711	$36,970	$34,046	$47,962
Net Investment Income/(Loss)	1.14%	1.04%	0.99%	1.28%	1.19%
Expenses Before Reductions(c)	1.46%	1.45%	1.43%	1.45%	1.45%
Expenses Net of Reductions	1.31%	1.30%	1.28%	1.25%	1.17%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.31%	1.30%	1.28%	1.25%	1.17%
Portfolio Turnover Rate	58%	49%	51%	66%	101%
Class 2
Net Asset Value, Beginning of Period	$7.80	$8.03	$7.07	$8.74	$7.82

Investment Activities:
Net Investment Income/(Loss)	0.08	0.07	0.05	0.09	0.08 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.48)	(0.24)	1.39	(1.59)	0.89

Total from Investment Activities	(0.40)	(0.17)	1.44	(1.50)	0.97

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.06)	(0.06)	(0.06)	(0.05)
Net Realized Gains	(0.01)	—	(0.42)	(0.11)	—

Total Dividends	(0.06)	(0.06)	(0.48)	(0.17)	(0.05)

Net Asset Value, End of Period	$7.34	$7.80	$8.03	$7.07	$8.74

Total Return(b)	(5.22)%	(2.10)%	21.04%	(17.27)%	12.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$225,276	$266,951	$298,895	$266,106	$376,825
Net Investment Income/(Loss)	0.90%	0.79%	0.74%	1.03%	0.91%
Expenses Before Reductions(c)	1.71%	1.70%	1.68%	1.70%	1.70%
Expenses Net of Reductions	1.56%	1.55%	1.53%	1.50%	1.42%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.56%	1.55%	1.53%	1.50%	1.42%
Portfolio Turnover Rate	58%	49%	51%	66%	101%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Schroder Emerging Markets Equity Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6.6 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $11,595 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Schroder Investment Management North America Inc. (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 1.08% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02%

11

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2014

of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $3,553 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 Investments for which significant unobservable inputs were used to determine fair value.

12

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Banks	$10,514,793	$46,408,419	$56,923,212
Beverages	4,434,715	—	4,434,715
Chemicals	260,445	4,020,662	4,281,107
Construction Materials	1,191,863	—	1,191,863
Electrical Equipment	1,085,468	—	1,085,468
Food & Staples Retailing	437,577	2,091,857	2,529,434
Health Care Equipment & Supplies	1,404,480	—	1,404,480
Hotels, Restaurants & Leisure	3,060,975	—	3,060,975
Internet Software & Services	1,803,927	12,592,692	14,396,619
Metals & Mining	2,561,947	1,164,533	3,726,480
Oil, Gas & Consumable Fuels	3,544,205	14,755,419	18,299,624
Wireless Telecommunication Services	852,067	12,527,049	13,379,116
All Other Common Stocks+	—	121,866,537	121,866,537
Preferred Stocks
Food & Staples Retailing	—	1,414,197	1,414,197
Metals & Mining	269,346	—	269,346
Oil, Gas & Consumable Fuels	1,089,276	—	1,089,276
Right	—	23,046	23,046
Securities Held as Collateral for Securities on Loan	—	7,138,751	7,138,751
Unaffiliated Investment Company	2,083,797	—	2,083,797

Total Investment Securities	$34,594,881	$224,003,162	$258,598,043

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$162,939,762	$195,378,285

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $223,227,726. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$48,591,975
Unrealized depreciation	(13,221,658)

Net unrealized appreciation/(depreciation)	$35,370,317

13

AZL Schroder Emerging Markets Equity Fund

Notes to the Financial Statements

December 31, 2014

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$1,731,930	$424,960	$2,156,890

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$2,457,696	$—	$2,457,696

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Schroder Emerging Markets Equity Fund	$2,350,442	$8,691,500	$—	$35,368,849	$46,410,791

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 0.49% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $424,960.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Small Cap Stock Index Fund returned 5.23%. That compared to a 5.76% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund attempts to replicate the performance of the S&P Small Cap 600 Index of U.S. small-cap stocks. U.S. equities moved higher in 2014 as domestic economic growth gained momentum and interest rates remained low. The period started out on a negative note, however: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Equity markets declined sharply in January, but the sell-off was short-lived. Investors soon learned that the recent weakness in the U.S. economic data was weather-related, and therefore temporary. Meanwhile, the Federal Reserve shifted its position, announcing a more cautious approach to raising short-term rates.*

U.S. equities moved higher throughout the period, but volatility increased through the period. A combination of high valuations and persistent expectations of higher interest rates left stocks vulnerable to bad news. Tensions between Russia and Ukraine weighed on global markets early in the period, while later geopolitical crises—including a ground war in Gaza—added to concerns.

U.S. economic growth strengthened considerably in the second half of 2014, even as the broader global economy showed signs of slowing. U.S. stocks recovered from a September sell-off to post impressive gains through the fourth quarter of 2014 as economic data continued to impress investors and helped to fuel a positive corporate earnings season. A sharp decline in oil prices later in the period contributed to uncertainty about global growth, but helped buoy U.S. stocks as it led to a pickup in consumer spending.

The Fund slightly underperformed its benchmark due to the effect of fees and expenses. These negatives were partially offset by payments to the Fund resulting from class action lawsuits against companies held in the Fund.*

The low-interest rate environment helped the utilities sector post strong returns as that sector offered attractive yields to income-seeking investors. The information technology and heath care sectors also posted strong gains as the result of their ties to cyclical growth. The health care sector benefited from gains in the biotechnology industry, which were driven by new drug developments. Consumer staples stocks also posted strong results as many investors turned to more defensive holdings as volatility increased during the period. Most sectors of the index posted gains for the period, however, the energy sector was an outlier. It posted a sizeable loss for the period due to the effect of falling oil prices.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the Index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the Index and the Fund’s performance.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (5/1/07)
AZL® Small Cap Stock Index Fund	5.23%	19.67%	16.62%	7.58%
S&P SmallCap 600 Index	5.76%	20.24%	17.27%	8.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Small Cap Stock Index Fund	0.64%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.71% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.59%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.30	$2.96	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	23.1%
Industrials	16.2
Information Technology	16.0
Consumer Discretionary	14.9
Health Care	11.1
Materials	5.7
Consumer Staples	3.7
Utilities	3.7
Energy	3.3
Telecommunication Services	0.7

Total Common Stocks	98.4
Right	— ^
Securities Held as Collateral for Securities on Loan	29.2
Money Market	1.0

Total Investment Securities	128.6
Net other assets (liabilities)	(28.6)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (98.4%):
Aerospace & Defense (2.6%):
20,519	AAR Corp.^	$570,018
10,878	Aerovironment, Inc.*^	296,426
4,270	American Science & Engineering, Inc.	221,613
11,787	Cubic Corp.	620,468
25,979	Curtiss-Wright Corp.^	1,833,857
9,536	Engility Holdings, Inc.*	408,141
31,912	Gencorp, Inc.*^	583,990
21,979	Moog, Inc., A*^	1,627,105
2,662	National Presto Industries, Inc.^	154,502
32,956	Orbital Sciences Corp.*^	886,187
28,418	TASER International, Inc.*^	752,509
19,775	Teledyne Technologies, Inc.*	2,031,683

		9,986,499

Air Freight & Logistics (0.7%):
13,426	Atlas Air Worldwide Holdings*^	661,902
16,478	Forward Air Corp.^	829,997
18,829	Hub Group, Inc., A*	717,008
49,633	UTI Worldwide, Inc.*^	599,070

		2,807,977

Airlines (0.4%):
7,379	Allegiant Travel Co.	1,109,285
27,680	SkyWest, Inc.^	367,590

		1,476,875

Auto Components (0.6%):
16,598	Dorman Products, Inc.*^	801,185
12,786	Drew Industries, Inc.*	652,981
11,257	Standard Motor Products, Inc.	429,117
12,523	Superior Industries International, Inc.	247,830

		2,131,113

Automobiles (0.1%):
14,644	Winnebago Industries, Inc.^	318,653

Banks (7.6%):
34,961	Bank of the Ozarks, Inc.^	1,325,722
10,593	Banner Corp.	455,711
43,006	BBCN Bancorp, Inc.^	618,426
44,819	Boston Private Financial Holdings, Inc.^	603,712
17,315	Cardinal Financial Corp.	343,356
8,241	City Holding Co.^	383,454
28,894	Columbia Banking System, Inc.^	797,763
21,940	Community Bank System, Inc.^	836,572
52,074	CVB Financial Corp.^	834,225
93,952	F.N.B. Corp.^	1,251,441
56,460	First Bancorp*	331,420
49,663	First Commonwealth Financial Corp.	457,893
33,228	First Financial Bancorp^	617,709
34,638	First Financial Bankshares, Inc.^	1,034,983
40,719	First Midwest Bancorp, Inc.^	696,702
40,599	Glacier Bancorp, Inc.^	1,127,434
17,240	Hanmi Financial Corp.^	376,004
31,794	Home Bancshares, Inc.^	1,022,495

Shares		Fair Value
Common Stocks, continued
Banks, continued
13,000	Independent Bank Corp.^	$556,530
34,795	MB Financial, Inc.^	1,143,364
66,911	National Penn Bancshares, Inc.^	704,238
23,644	NBT Bancorp, Inc.^	621,128
24,194	Ofg BanCorp^	402,830
57,881	Old National Bancorp^	861,269
17,960	Pinnacle Financial Partners, Inc.	710,138
38,076	PrivateBancorp, Inc.	1,271,738
16,126	S & T Bancorp, Inc.^	480,716
8,586	Simmons First National Corp., A	349,021
45,422	Sterling BanCorp/de^	653,168
98,071	Susquehanna Bancshares, Inc.^	1,317,095
24,733	Texas Capital Bancshares, Inc.*^	1,343,745
6,383	Tompkins Financial Corp.^	352,980
20,421	UMB Financial Corp.^	1,161,751
34,482	United Bankshares, Inc.^	1,291,351
24,412	United Community Banks, Inc.^	462,363
14,011	Westamerica Bancorp^	686,819
38,149	Wilshire Bancorp, Inc.	386,449
25,279	Wintrust Financial Corp.^	1,182,046

		29,053,761

Beverages (0.4%):
4,807	Boston Beer Co., Inc. (The), Class A*^	1,391,819

Biotechnology (0.7%):
22,703	Acorda Therapeutics, Inc.*^	927,872
15,821	Emergent Biosolutions, Inc.*	430,806
9,864	Ligand Pharmaceuticals, Inc., B*^	524,863
25,395	Momenta Pharmaceuticals, Inc.*	305,756
16,613	Repligen Corp.*	328,937
31,210	Spectrum Pharmaceuticals, Inc.*^	216,285

		2,734,519

Building Products (1.0%):
22,707	AAON, Inc.^	508,410
6,781	American Woodmark Corp.*	274,224
15,675	Apogee Enterprises, Inc.^	664,150
15,725	Gibraltar Industries, Inc.*	255,689
22,824	Griffon Corp.	303,559
25,839	PGT, Inc.*	248,830
20,316	Quanex Building Products Corp.	381,534
22,515	Simpson Manufacturing Co., Inc.^	779,018
10,809	Universal Forest Products, Inc.	575,039

		3,990,453

Capital Markets (1.8%):
9,367	Calamos Asset Management, Inc., A	124,768
19,482	Evercore Partners, Inc., Class A^	1,020,272
28,117	Financial Engines, Inc.^	1,027,677
14,317	Greenhill & Co., Inc.^	624,221
17,733	HFF, Inc., Class A	636,969
18,840	Investment Technology Group, Inc.*	392,249
8,797	Piper Jaffray Cos., Inc.*	511,018

Continued

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
35,712	Stifel Financial Corp.*^	$1,822,027
3,825	Virtus Investment Partners, Inc.	652,124

		6,811,325

Chemicals (2.4%):
15,802	A. Schulman, Inc.^	640,455
13,666	American Vanguard Corp.^	158,799
16,635	Balchem Corp.^	1,108,556
28,786	Calgon Carbon Corp.*^	598,173
27,134	Flotek Industries, Inc.*^	508,220
12,189	Futurefuel Corp.	158,701
27,215	H.B. Fuller Co.^	1,211,883
5,156	Hawkins, Inc.	223,409
11,768	Innophos Holdings, Inc.	687,840
30,473	Intrepid Potash, Inc.*^	422,965
11,098	Koppers Holdings, Inc.	288,326
17,759	Kraton Performance Polymers, Inc.*	369,210
10,522	LSB Industries, Inc.*	330,812
16,685	OM Group, Inc.	497,213
7,194	Quaker Chemical Corp.^	662,136
23,055	Rayonier Advanced Materials, Inc.^	514,127
10,379	Stepan Co.	415,990
13,850	Tredegar Corp.	311,487
12,463	Zep, Inc.	188,814

		9,297,116

Commercial Banks (0.1%):
14,842	Central Pacific Financial Corp.	319,103

Commercial Services & Supplies (2.4%):
28,041	ABM Industries, Inc.	803,375
26,277	Brink’s Co. (The)^	641,422
12,959	Encore Capital Group, Inc.*^	575,380
10,772	G & K Services, Inc., A^	763,196
38,241	Healthcare Services Group, Inc.^	1,182,793
35,805	Interface, Inc.^	589,708
24,949	Mobile Mini, Inc.	1,010,684
21,092	Sykes Enterprises, Inc.*^	495,029
33,877	Tetra Tech, Inc.	904,516
8,455	UniFirst Corp.	1,026,860
21,072	United Stationers, Inc.^	888,396
10,851	Viad Corp.^	289,288

		9,170,647

Communications Equipment (1.2%):
29,401	ADTRAN, Inc.^	640,942
5,824	Bel Fuse, Inc., B	159,228
8,394	Black Box Corp.^	200,617
19,600	Calamp Corp.*^	358,680
8,790	Comtech Telecommunications Corp.	277,061
13,636	Digi International, Inc.*	126,678
47,700	Harmonic, Inc.*^	334,377
31,865	Ixia*	358,481
18,719	NETGEAR, Inc.*^	666,022
23,318	ViaSat, Inc.*^	1,469,734

		4,591,820

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.8%):
20,225	Aegion Corp.*^	$376,387
20,180	Comfort Systems USA, Inc.	345,482
18,477	Dycom Industries, Inc.*	648,358
35,028	Emcor Group, Inc.	1,558,395
14,913	Orion Marine Group, Inc.*	164,789

		3,093,411

Construction Materials (0.2%):
39,764	Headwaters, Inc.*	596,062

Consumer Finance (1.0%):
15,637	Cash America International, Inc.^	353,709
14,311	Enova International, Inc.*^	318,563
26,407	EZCORP, Inc., A*^	310,282
15,318	First Cash Financial Services, Inc.*^	852,753
27,074	PRA Group, Inc.*^	1,568,397
4,868	World Acceptance Corp.*^	386,763

		3,790,467

Containers & Packaging (0.1%):
13,418	Myers Industries, Inc.	236,157

Distributors (0.4%):
23,492	Pool Corp.^	1,490,332
10,781	VOXX International Corp.*^	94,442

		1,584,774

Diversified Consumer Services (1.2%):
9,322	American Public Education, Inc.*	343,702
5,903	Capella Education Co.^	454,295
32,658	Career Education Corp.*^	227,300
33,984	Hillenbrand, Inc.^	1,172,447
16,038	Matthews International Corp., A	780,569
10,236	Outerwall, Inc.*^	769,952
24,235	Regis Corp.*	406,179
5,902	Strayer Education, Inc.*^	438,401
11,727	Universal Technical Institute, Inc.	115,394

		4,708,239

Diversified Financial Services (1.0%):
22,996	FXCM, Inc.^	381,044
19,632	Green Dot Corp., A*	402,260
31,641	Interactive Brokers Group, Inc., Class A^	922,652
20,221	MarketAxess Holdings, Inc.^	1,450,047
19,741	ViewPoint Financial Group^	470,823

		3,626,826

Diversified Telecommunication Services (0.6%):
48,465	8x8, Inc.*^	443,939
5,431	Atlantic Tele-Network, Inc.^	367,081
113,178	Cincinnati Bell, Inc.*	361,038
25,356	Consolidated Communications Holdings, Inc.^	705,658
16,481	General Communication, Inc., A*	226,614
10,257	Lumos Networks Corp.	172,523

		2,276,853

Continued

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Electric Utilities (0.9%):
20,756	ALLETE, Inc.	$1,144,486
21,823	El Paso Electric Co.	874,229
30,575	UIL Holdings Corp.^	1,331,236

		3,349,951

Electrical Equipment (1.6%):
13,876	AZZ, Inc.^	651,062
25,848	Brady Corp., A^	706,684
10,092	Encore Wire Corp.	376,734
24,538	EnerSys^	1,514,486
21,352	Franklin Electric Co., Inc.^	801,341
26,337	General Cable Corp.^	392,421
28,073	II-VI, Inc.*	383,196
20,637	Methode Electronics, Inc.	753,457
5,013	Powell Industries, Inc.	245,988
9,096	Vicor Corp.*^	110,062

		5,935,431

Electronic Equipment, Instruments & Components (3.8%):
8,037	Agilysys, Inc.*^	101,186
14,748	Anixter International, Inc.*	1,304,607
7,815	Badger Meter, Inc.	463,820
28,750	Benchmark Electronics, Inc.*^	731,400
22,580	Checkpoint Systems, Inc.*	310,023
13,596	Coherent, Inc.*	825,549
18,156	CTS Corp.	323,721
21,288	Daktronics, Inc.^	266,313
9,349	DTS, Inc.*	287,482
14,368	Electro Scientific Industries, Inc.	111,496
16,132	Fabrinet*	286,182
9,332	FARO Technologies, Inc.*^	584,930
22,148	Insight Enterprises, Inc.*	573,412
12,180	Littlelfuse, Inc.^	1,177,441
17,479	Mercury Computer Systems, Inc.*	243,308
8,153	MTS Systems Corp.^	611,720
21,615	Newport Corp.*	413,063
10,103	OSI Systems, Inc.*	714,989
11,334	Park Electrochemical Corp.	282,557
18,190	Plexus Corp.*	749,610
15,159	Rofin-Sinar Technologies, Inc.*	436,124
9,914	Rogers Corp.*	807,396
44,579	Sanmina Corp.*	1,048,944
15,440	ScanSource, Inc.*^	620,070
15,113	SYNNEX Corp.^	1,181,232
28,899	TTM Technologies, Inc.*^	217,609

		14,674,184

Energy Equipment & Services (1.6%):
18,885	Basic Energy Services, Inc.*^	132,384
19,022	Bristow Group, Inc.^	1,251,457
10,560	Era Group, Inc.*	223,344
36,936	Exterran Holdings, Inc.	1,203,375
7,109	Geospace Technologies Corp.*^	188,389

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
7,278	Gulf Island Fabrication, Inc.	$141,120
14,267	Gulfmark Offshore, Inc., A^	348,400
17,490	Hornbeck Offshore Services, Inc.*^	436,725
69,205	ION Geophysical Corp.*^	190,314
14,415	Matrix Service Co.*	321,743
45,574	Newpark Resources, Inc.*^	434,776
45,640	Paragon Offshore plc^	126,423
9,546	SEACOR Holdings, Inc.*^	704,590
19,516	Tesco Corp.	250,195
43,381	TETRA Technologies, Inc.*	289,785

		6,243,020

Environmental & Facilities Services (0.1%):
11,701	US Ecology, Inc.^	469,444

Food & Staples Retailing (0.8%):
14,548	Andersons, Inc. (The)^	773,081
20,898	Casey’s General Stores, Inc.^	1,887,507
20,298	SpartanNash Co.	530,590

		3,191,178

Food Products (1.7%):
29,024	B&G Foods, Inc.^	867,818
8,339	Calavo Growers, Inc.	394,435
16,226	Cal-Maine Foods, Inc.^	633,301
89,169	Darling International, Inc.*^	1,619,308
14,268	Diamond Foods, Inc.*	402,786
8,091	J & J Snack Foods Corp.	880,057
11,104	Sanderson Farms, Inc.^	933,013
3,890	Seneca Foods Corp., A*^	105,147
28,112	Snyders-Lance, Inc.^	858,822

		6,694,687

Gas Utilities (1.9%):
23,391	Laclede Group, Inc. (The)^	1,244,401
22,867	New Jersey Resources Corp.	1,399,460
14,702	Northwest Natural Gas Co.^	733,630
42,355	Piedmont Natural Gas Co., Inc.	1,669,210
18,207	South Jersey Industries, Inc.	1,072,939
25,148	Southwest Gas Corp.^	1,554,398

		7,674,038

Health Care Equipment & Supplies (4.0%):
11,453	Abaxis, Inc.^	650,874
19,923	ABIOMED, Inc.*^	758,269
6,696	Analogic Corp.^	566,549
13,831	AngioDynamics, Inc.*^	262,927
7,844	Anika Therapeutics, Inc.*	319,565
19,105	Cantel Medical Corp.	826,482
14,902	CONMED Corp.	669,994
13,551	CryoLife, Inc.^	153,533
14,240	Cyberonics, Inc.*^	792,883
11,719	Cynosure, Inc., Class A*	321,335
13,532	Greatbatch, Inc.*	667,128
27,744	Haemonetics Corp.*^	1,038,180

Continued

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
7,321	ICU Medical, Inc.*	$599,590
13,667	Integra LifeSciences Holdings*^	741,161
15,839	Invacare Corp.	265,462
25,814	Masimo Corp.*^	679,941
22,501	Meridian Bioscience, Inc.^	370,366
23,556	Merit Medical Systems, Inc.*	408,225
17,621	Natus Medical, Inc.*	635,061
19,985	Neogen Corp.*^	991,056
25,458	NuVasive, Inc.*	1,200,599
6,977	Surmodics, Inc.*^	154,192
38,447	West Pharmaceutical Services, Inc.^	2,046,919

		15,120,291

Health Care Providers & Services (3.3%):
19,329	Air Methods Corp.*^	851,056
4,308	Almost Family, Inc.*	124,717
18,079	Amedisys, Inc.*^	530,619
25,307	AMN Healthcare Services, Inc.*	496,017
26,063	AmSurg Corp.*^	1,426,428
13,358	Bio-Reference Laboratories, Inc.*^	429,193
9,204	Chemed Corp.^	972,587
4,846	CorVel Corp.*	180,368
16,017	Cross Country Healthcare, Inc.*	199,892
10,957	Ensign Group, Inc. (The)	486,381
18,384	ExamWorks Group, Inc.*^	764,591
16,980	Gentiva Health Services, Inc.*	323,469
19,101	Hanger Orthopedic Group, Inc.*^	418,312
19,138	Healthways, Inc.*	380,463
9,305	IPC The Hospitalist Co.*	427,006
37,663	Kindred Healthcare, Inc.^	684,713
5,164	Landauer, Inc.^	176,299
6,630	LHC Group, Inc.*	206,723
14,960	Magellan Health Services, Inc.*	898,049
17,026	Molina Healthcare, Inc.*^	911,402
6,987	MWI Veterinary Supply, Inc.*^	1,187,161
16,272	PharMerica Corp.*	336,993
6,481	Providence Service Corp.*	236,168

		12,648,607

Health Care Technology (1.0%):
5,636	Computer Programs & Systems, Inc.^	342,387
11,494	HealthStream, Inc.*	338,843
32,649	MedAssets, Inc.*	645,144
29,354	Medidata Solutions, Inc.*^	1,401,654
19,270	Omnicell, Inc.*	638,222
23,785	Quality Systems, Inc.	370,808

		3,737,058

Hotels, Restaurants & Leisure (4.0%):
928	Biglari Holdings, Inc.*	370,745
11,712	BJ’s Restaurants, Inc.*^	588,060
12,760	Bob Evans Farms, Inc.^	653,057
42,223	Boyd Gaming Corp.*^	539,610
10,245	Buffalo Wild Wings, Inc.*^	1,847,994

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
12,938	Cracker Barrel Old Country Store, Inc.^	$1,821,153
8,924	DineEquity, Inc.^	924,883
21,331	Interval Leisure Group, Inc.	445,605
20,901	Jack in the Box, Inc.^	1,671,244
10,033	Marcus Corp.	185,711
15,352	Marriott Vacations Worldwide Corp.	1,144,338
5,482	Monarch Casino & Resort, Inc.*	90,946
16,080	Papa John’s International, Inc.	897,264
32,510	Pinnacle Entertainment, Inc.*^	723,348
7,588	Red Robin Gourmet Burgers*^	584,086
33,597	Ruby Tuesday, Inc.*^	229,803
19,125	Ruth’s Hospitality Group, Inc.	286,875
26,573	Scientific Games Corp., A*^	338,274
27,258	Sonic Corp.^	742,235
33,832	Texas Roadhouse, Inc.^	1,142,168

		15,227,399

Household Durables (1.5%):
14,090	Ethan Allen Interiors, Inc.^	436,367
14,462	Helen of Troy, Ltd.*	940,898
16,023	iRobot Corp.*^	556,319
28,018	La-Z-Boy, Inc.^	752,003
13,253	M/I Homes, Inc.*	304,289
20,102	Meritage Corp.*^	723,471
24,952	Ryland Group, Inc. (The)^	962,149
81,984	Standard Pacific Corp.*^	597,663
8,554	Universal Electronics, Inc.*^	556,267

		5,829,426

Household Products (0.2%):
23,148	Central Garden & Pet Co., A*	221,063
7,445	WD-40 Co.^	633,421

		854,484

Industrial Conglomerates (0.1%):
6,904	Standex International Corp.	533,403

Insurance (2.6%):
40,907	American Equity Investment Life Holding Co.^	1,194,075
10,196	Amerisafe, Inc.	431,903
9,625	eHealth, Inc.*	239,855
17,044	Employers Holdings, Inc.	400,704
4,945	Hci Group, Inc.^	213,822
22,688	Horace Mann Educators Corp.	752,788
6,224	Infinity Property & Casualty Corp.	480,866
25,450	Meadowbrook Insurance Group, Inc.^	215,307
19,946	Montpelier Re Holdings, Ltd.^	714,466
5,866	Navigators Group, Inc.*	430,212
30,936	ProAssurance Corp.	1,396,761
20,010	RLI Corp.^	988,494
6,822	Safety Insurance Group, Inc.^	436,676
30,587	Selective Insurance Group, Inc.	831,049
12,002	Stewart Information Services Corp.	444,554
11,356	United Fire Group, Inc.^	337,614
15,776	Universal Insurance Holdings, Inc.^	322,619

		9,831,765

Continued

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Internet & Catalog Retail (0.3%):
6,415	Blue Nile, Inc.*^	$231,004
10,253	FTD Cos., Inc.*	357,010
15,587	Nutri/System, Inc.^	304,726
10,998	PetMed Express, Inc.^	158,041

		1,050,781

Internet Software & Services (1.9%):
22,267	Blucora, Inc.*	308,398
18,540	comScore, Inc.*^	860,812
23,980	DealerTrack Holdings, Inc.*^	1,062,554
20,074	Dice Holdings, Inc.*	200,941
17,306	Digital River, Inc.*	427,977
24,572	j2 Global, Inc.^	1,523,465
13,410	Liquidity Services, Inc.*^	109,560
26,944	LivePerson, Inc.*	379,910
13,197	LogMeIn, Inc.*^	651,140
48,139	Monster Worldwide, Inc.*^	222,402
32,835	NIC, Inc.	590,702
18,640	Perficient, Inc.*	347,263
19,026	QuinStreet, Inc.*^	115,488
7,958	Stamps.com, Inc.*	381,904
13,106	XO Group, Inc.*	238,660

		7,421,176

IT Services (2.2%):
12,878	CACI International, Inc., A*	1,109,826
24,119	Cardtronics, Inc.*^	930,511
38,153	CIBER, Inc.*	135,443
18,586	CSG Systems International, Inc.	465,951
16,940	Exlservice Holdings, Inc.*	486,347
5,931	Forrester Research, Inc.	233,444
19,601	Heartland Payment Systems, Inc.^	1,057,474
19,226	iGATE Corp.*^	759,042
12,708	ManTech International Corp., A^	384,163
35,627	Maximus, Inc.	1,953,786
9,480	TeleTech Holdings, Inc.*^	224,486
14,533	Virtusa Corp.*^	605,590

		8,346,063

Leisure Products (0.2%):
6,979	Arctic Cat, Inc.	247,755
42,077	Callaway Golf Co.^	323,993
10,509	Sturm, Ruger & Co., Inc.^	363,926

		935,674

Life Sciences Tools & Services (0.8%):
40,005	Affymetrix, Inc.*^	394,849
12,872	Albany Molecular Research, Inc.*^	209,556
16,791	Cambrex Corp.*	363,021
20,602	Luminex Corp.*^	386,494
29,765	PAREXEL International Corp.*^	1,653,744

		3,007,664

Shares		Fair Value
Common Stocks, continued
Machinery (3.3%):
35,133	Actuant Corp., A	$957,023
15,557	Albany International Corp., A^	591,010
10,171	Astec Industries, Inc.	399,822
26,529	Barnes Group, Inc.^	981,838
24,560	Briggs & Stratton Corp.^	501,515
9,554	CIRCOR International, Inc.	575,915
12,973	EnPro Industries, Inc.*^	814,185
14,232	ESCO Technologies, Inc.	525,161
33,954	Federal Signal Corp.	524,250
15,767	John Bean Technologies Corp.^	518,104
6,605	Lindsay Corp.^	566,313
9,326	Lydall, Inc.*^	306,079
30,787	Mueller Industries, Inc.^	1,051,068
9,944	Tennant Co.^	717,658
29,028	Titan International, Inc.^	308,568
30,138	Toro Co.	1,923,107
15,383	Watts Water Technologies, Inc., A^	975,898

		12,237,514

Marine (0.2%):
23,329	Matson, Inc.	805,317

Media (0.3%):
16,302	E.W. Scripps Co. (The), A*	364,350
23,263	Harte-Hanks, Inc.	180,056
14,532	Scholastic Corp.^	529,254
12,179	Sizmek, Inc.*	76,241

		1,149,901

Metals & Mining (1.6%):
9,348	A.M. Castle & Co.*^	74,597
95,890	AK Steel Holding Corp.*^	569,587
27,973	Century Aluminum Co.*	682,541
34,715	Globe Specialty Metals, Inc.	598,139
6,724	Haynes International, Inc.	326,114
9,630	Kaiser Aluminum Corp.^	687,871
10,915	Materion Corp.	384,535
4,883	Olympic Steel, Inc.^	86,820
16,626	RTI International Metals, Inc.*	419,973
65,092	Stillwater Mining Co.*^	959,456
35,838	SunCoke Energy, Inc.^	693,107
29,225	US Silica Holdings, Inc.^	750,790

		6,233,530

Multiline Retail (0.2%):
18,776	Fred’s, Inc.	326,890
23,743	Tuesday Morning Corp.*^	515,223

		842,113

Multi-Utilities (0.7%):
30,981	Avista Corp.^	1,095,178
24,822	NorthWestern Corp.^	1,404,429

		2,499,607

Continued

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (1.7%):
19,740	Approach Resources, Inc.*^	$126,139
115,012	Arch Coal, Inc.^	204,721
26,885	Bill Barrett Corp.*^	306,220
17,376	Bonanza Creek Energy, Inc.*	417,024
24,897	C&J Energy Services, Inc.*	328,889
22,977	Carrizo Oil & Gas, Inc.*^	955,843
32,982	Cloud Peak Energy, Inc.*	302,775
24,109	Comstock Resources, Inc.^	164,182
8,605	Contango Oil & Gas Co.*	251,610
18,495	Green Plains Renewable Energy, Inc.^	458,306
31,037	Northern Oil & Gas, Inc.*^	175,359
19,407	PDC Energy, Inc.*^	800,927
38,938	Penn Virginia Corp.*^	260,106
31,793	PetroQuest Energy, Inc.*	118,906
34,779	Pioneer Energy Services Corp.*	192,676
26,338	Rex Energy Corp.*^	134,324
30,402	Stone Energy Corp.*^	513,186
23,962	Swift Energy Co.*^	97,046
37,365	Synergy Resources Corp.*	468,557

		6,276,796

Paper & Forest Products (1.4%):
21,314	Boise Cascade Co.*	791,815
10,570	Clearwater Paper Corp.*	724,574
5,992	Deltic Timber Corp.	409,853
45,731	KapStone Paper & Packaging Corp.^	1,340,376
8,990	Neenah Paper, Inc.	541,827
23,211	P.H. Glatfelter Co.^	593,505
16,477	Schweitzer-Mauduit International, Inc.	696,977
27,038	Wausau Paper Corp.^	307,422

		5,406,349

Personal Products (0.4%):
9,219	Inter Parfums, Inc.	253,062
6,082	Medifast, Inc.*	204,051
28,236	Prestige Brands Holdings, Inc.*^	980,354

		1,437,467

Pharmaceuticals (1.3%):
40,255	Akorn, Inc.*^	1,457,230
31,812	DepoMed, Inc.*	512,491
35,857	Impax Laboratories, Inc.*^	1,135,950
14,343	Lannett Co., Inc.*^	615,028
35,404	Medicines Co. (The)*^	979,629
12,260	Sagent Pharmaceuticals, Inc.*^	307,849

		5,008,177

Professional Services (1.5%):
7,894	CDI Corp.	139,803
6,965	Exponent, Inc.	574,613
8,936	Heidrick & Struggles International, Inc.	205,975
12,209	Insperity, Inc.	413,763
16,200	Kelly Services, Inc., A	275,724
27,206	Korn/Ferry International*	782,445

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
26,261	Navigant Consulting, Inc.*	$403,632
25,495	On Assignment, Inc.*^	846,179
20,583	Resources Connection, Inc.^	338,590
23,025	Trueblue, Inc.*	512,306
17,792	Wageworks, Inc.*^	1,148,828

		5,641,858

Real Estate Investment Trusts (REITs) (8.1%):
36,580	Acadia Realty Trust^	1,171,657
9,352	Agree Realty Corp.	290,754
18,272	American Assets Trust, Inc.^	727,408
31,178	Associated Estates Realty Corp.	723,641
13,296	AVIV REIT, Inc.^	458,446
51,822	Capstead Mortgage Corp.^	636,374
15,229	CareTrust REIT, Inc.	187,772
37,283	Cedar Shopping Centers, Inc.	273,657
29,697	Chesapeake Lodging Trust^	1,105,025
11,763	Coresite Realty Corp.^	459,345
111,197	Cousins Properties, Inc.^	1,269,870
105,806	DiamondRock Hospitality, Co.^	1,573,335
17,278	EastGroup Properties, Inc.^	1,094,043
20,170	Education Realty Trust, Inc.^	738,020
30,919	EPR Properties^	1,781,863
48,239	Franklin Street Properties Corp.^	591,893
40,116	Geo Group, Inc. (The)^	1,619,082
14,119	Getty Realty Corp.	257,107
38,063	Government Properties Income Trust^	875,830
53,119	Healthcare Realty Trust, Inc.	1,451,211
47,633	Inland Real Estate Corp.^	521,581
45,165	Kite Realty Group Trust^	1,298,042
113,093	Lexington Realty Trust^	1,241,761
18,846	LTC Properties, Inc.	813,582
93,302	Medical Properties Trust, Inc.^	1,285,702
45,569	Parkway Properties, Inc.	838,014
37,289	Pennsylvania Real Estate Investment Trust^	874,800
29,464	Post Properties, Inc.^	1,731,599
10,507	PS Business Parks, Inc.	835,727
50,321	Retail Opportunity Investments Corp.^	844,890
29,512	Sabra Health Care REIT, Inc.	896,279
6,127	Saul Centers, Inc.	350,403
18,264	Sovran Self Storage, Inc.	1,592,986
6,520	Universal Health Realty Income Trust	313,742
13,907	Urstadt Biddle Properties, Inc., A^	304,285

		31,029,726

Real Estate Management & Development (0.1%):
18,909	Forestar Group, Inc.*	291,199

Road & Rail (1.0%):
13,139	ArcBest Corp.^	609,255
11,937	Celadon Group, Inc.	270,851
29,910	Heartland Express, Inc.^	807,869
32,936	Knight Transportation, Inc.^	1,108,626

Continued

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
14,985	Roadrunner Transportation System, Inc.*	$349,900
13,403	Saia, Inc.*^	741,990

		3,888,491

Semiconductors & Semiconductor Equipment (3.1%):
20,430	Advanced Energy Industries, Inc.*	484,191
36,158	Brooks Automation, Inc.	461,015
12,864	Cabot Microelectronics Corp.*	608,724
10,941	CEVA, Inc.*	198,470
34,188	Cirrus Logic, Inc.*^	805,811
13,825	Cohu, Inc.	164,518
19,816	Diodes, Inc.*^	546,327
11,718	DSP Group, Inc.*	127,375
49,152	Entropic Communications, Inc.*	124,355
25,400	Exar Corp.*	259,080
32,760	Kopin Corp.*^	118,591
41,685	Kulicke & Soffa Industries, Inc.*	602,765
24,182	Micrel, Inc.	350,881
51,417	Microsemi Corp.*	1,459,213
28,684	MKS Instruments, Inc.^	1,049,834
19,477	Monolithic Power Systems, Inc.	968,786
13,139	Nanometrics, Inc.*	220,998
10,701	Pericom Semiconductor Corp.*	144,892
15,977	Power Integrations, Inc.^	826,650
17,905	Rudolph Technologies, Inc.*	183,168
25,418	Tessera Technologies, Inc.^	908,948
15,261	Ultratech, Inc.*	283,244
21,754	Veeco Instruments, Inc.*^	758,780

		11,656,616

Software (2.6%):
25,050	Blackbaud, Inc.	1,083,663
20,696	Bottomline Technologies, Inc.*^	523,195
15,900	Ebix, Inc.^	270,141
16,976	EPIQ Systems, Inc.^	289,950
9,139	Interactive Intelligence Group*^	437,758
40,373	Manhattan Associates, Inc.*^	1,643,988
4,890	MicroStrategy, Inc., A*	794,136
21,193	Monotype Imaging Holdings, Inc.^	610,994
20,291	NetScout Systems, Inc.*^	741,433
27,160	Progress Software Corp.*	733,863
19,481	Synchronoss Technologies, Inc.*^	815,475
45,519	Take-Two Interactive Software, Inc.*^	1,275,898
19,710	Tangoe, Inc.*	256,821
15,884	VASCO Data Security International, Inc.*^	448,088

		9,925,403

Specialty Retail (4.1%):
43,089	Aeropostale, Inc.*^	99,966
23,186	Barnes & Noble, Inc.*^	538,379
9,787	Big 5 Sporting Goods Corp.	143,184
23,721	Brown Shoe Co., Inc.^	762,630
15,176	Buckle, Inc. (The)^	797,044
13,896	Cato Corp.^	586,133

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
11,473	Children’s Place Retail Stores, Inc. (The)^	$653,961
20,010	Christopher & Banks Corp.*^	114,257
25,848	Finish Line, Inc. (The), A	628,365
22,908	Francesca’s Holdings Corp.*	382,564
13,029	Genesco, Inc.*^	998,283
11,576	Group 1 Automotive, Inc.^	1,037,442
11,146	Haverty Furniture Co., Inc.	245,323
13,531	Hibbett Sports, Inc.*^	655,306
8,038	Kirkland’s, Inc.*	190,018
12,360	Lithia Motors, Inc., A^	1,071,489
14,659	Lumber Liquidators Holdings, Inc.*^	972,038
13,463	MarineMax, Inc.*	269,933
24,685	Men’s Wearhouse, Inc. (The)^	1,089,844
17,108	Monro Muffler Brake, Inc.^	988,842
29,155	Pep Boys – Manny, Moe & Jack*^	286,302
28,838	Select Comfort Corp.*^	779,491
18,009	Sonic Automotive, Inc., A^	486,963
17,212	Stage Store, Inc.	356,288
15,289	Stein Mart, Inc.	223,525
16,708	Vitamin Shoppe, Inc.*^	811,675
11,696	Zumiez, Inc.*^	451,816

		15,621,061

Technology Hardware, Storage & Peripherals (1.0%):
25,440	Electronics for Imaging, Inc.*^	1,089,595
47,724	QLogic Corp.*^	635,684
18,918	Super Micro Computer, Inc.*	659,860
19,966	Synaptics, Inc.*^	1,374,459

		3,759,598

Textiles, Apparel & Luxury Goods (2.0%):
44,655	Crocs, Inc.*^	557,741
10,338	G-III Apparel Group, Ltd.*^	1,044,241
25,975	Iconix Brand Group, Inc.*^	877,695
9,781	Movado Group, Inc.	277,487
7,842	Oxford Industries, Inc.^	432,957
6,550	Perry Ellis International, Inc.*^	169,842
67,578	Quiksilver Resources, Inc.*^	149,347
22,187	Skechers U.S.A., Inc., Class A*^	1,225,832
30,582	Steven Madden, Ltd.*	973,425
7,814	Unifi, Inc.*	232,310
54,950	Wolverine World Wide, Inc.^	1,619,377

		7,560,254

Thrifts & Mortgage Finance (0.8%):
23,486	Bank Mutual Corp.^	161,114
7,059	Bofi Holding, Inc.*^	549,260
37,892	Brookline Bancorp, Inc.	380,057
16,343	Dime Community Bancshares	266,064
51,371	Northwest Bancshares, Inc. ^	643,678
20,639	Oritani Financial Corp.	317,841
29,142	Provident Financial Services, Inc.	526,305
51,242	TrustCo Bank Corp.^	372,017

		3,216,336

Continued

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Tobacco (0.2%):
45,503	Alliance One International, Inc.*	$71,895
12,537	Universal Corp.^	551,377

		623,272

Trading Companies & Distributors (0.7%):
14,763	Aceto Corp.	320,357
22,336	Applied Industrial Technologies, Inc.^	1,018,298
6,962	Dxp Enterprises, Inc.*^	351,790
14,657	Kaman Corp., A^	587,599
4,422	Veritiv Corp.*^	229,369

		2,507,413

Water Utilities (0.2%):
20,782	American States Water Co.^	782,650

Wireless Telecommunication Services (0.1%):
9,071	NTELOS Holdings Corp.^	38,007
11,824	Spok Holdings, Inc.	205,265

		243,272

Total Common Stocks (Cost $249,446,397)		375,414,113

Right (0.0%):
Electronic Equipment, Instruments & Components (0.0%):
10,537	Gerber Scientific, Inc.*	—

Total Right (Cost $—)		—

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (29.2%):
$111,487,356	Allianz Variable Insurance Products Securities Lending Collateral Trust(a)	$111,487,356

Total Securities Held as Collateral for Securities on Loan (Cost $111,487,356)		111,487,356

Unaffiliated Investment Company (1.0%):
3,801,990	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(b)	3,801,990

Total Unaffiliated Investment Company (Cost $3,801,990)		3,801,990

Total Investment Securities (Cost $364,735,743)(c) — 128.6%		490,703,459
Net other assets (liabilities) — (28.6)%		(109,118,450)

Net Assets — 100.0%		$381,585,009

Percentages indicated are based on net assets as of December 31, 2014.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $108,165,728.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(b)	The rate represents the effective yield at December 31, 2014.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “-” are either $0 or round to less than $1.

Futures Contracts

Cash of $237,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index March Futures	Long	3/20/15	55	$6,603,850	$137,917

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$364,735,743

Investment securities, at value*	$490,703,459
Segregated cash for collateral	237,000
Interest and dividends receivable	522,720
Receivable for capital shares issued	7,470
Receivable for investments sold	2,721,562
Prepaid expenses	3,168

Total Assets	494,195,379

Liabilities:
Payable for investments purchased	551,087
Payable for capital shares redeemed	293,285
Payable for collateral received on loaned securities	111,487,356
Payable for variation margin on futures contracts	36,058
Manager fees payable	85,706
Administration fees payable	9,084
Distribution fees payable	79,831
Custodian fees payable	4,428
Administrative and compliance services fees payable	1,108
Trustee fees payable	22
Other accrued liabilities	62,405

Total Liabilities	112,610,370

Net Assets	$381,585,009

Net Assets Consist of:
Capital	$235,124,960
Accumulated net investment income/(loss)	3,014,216
Accumulated net realized gains/(losses) from investment transactions	17,340,201
Net unrealized appreciation/(depreciation) on investments	126,105,632

Net Assets	$381,585,009

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,737,747
Net Asset Value (offering and redemption price per share)	$15.43

*	Includes securities on loan of $108,165,728.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$4,929,219
Income from securities lending	276,759
Foreign withholding tax	(415)

Total Investment Income	5,205,563

Expenses:
Manager fees	973,417
Administration fees	106,284
Distribution fees	935,974
Custodian fees	19,750
Administrative and compliance services fees	5,034
Trustee fees	19,323
Professional fees	20,870
Shareholder reports	22,189
Recoupment of prior expenses reimbursed by the manager	7,655
Other expenses	80,840

Total expenses	2,191,336

Net Investment Income/(Loss)	3,014,227

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	26,291,372
Net realized gains/(losses) on futures contracts	78,929
Change in net unrealized appreciation/depreciation on investments	(10,424,079)

Net Realized/Unrealized Gains/(Losses) on Investments	15,946,222

Change in Net Assets Resulting From Operations	$18,960,449

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,014,227	$2,300,037
Net realized gains/(losses) on investment transactions	26,370,301	21,520,628
Change in unrealized appreciation/depreciation on investments	(10,424,079)	85,642,048

Change in net assets resulting from operations	18,960,449	109,462,713

Dividends to Shareholders:
From net investment income	(2,252,073)	(3,162,887)
From net realized gains	(21,348,069)	(4,536,872)

Change in net assets resulting from dividends to shareholders	(23,600,142)	(7,699,759)

Capital Transactions:
Proceeds from shares issued	31,350,526	47,168,227
Proceeds from dividends reinvested	23,600,142	7,699,759
Value of shares redeemed	(51,878,166)	(40,531,433)

Change in net assets resulting from capital transactions	3,072,502	14,336,553

Change in net assets	(1,567,191)	116,099,507
Net Assets:
Beginning of period	383,152,200	267,052,693

End of period	$381,585,009	$383,152,200

Accumulated net investment income/(loss)	$3,014,216	$2,300,035

Share Transactions:
Shares issued	2,069,433	3,497,435
Dividends reinvested	1,604,360	554,338
Shares redeemed	(3,415,127)	(3,016,965)

Change in shares	258,666	1,034,808

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.65	$11.39	$9.87	$9.90	$7.94

Investment Activities:
Net Investment Income/(Loss)	0.12	0.09	0.13	0.05	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	4.50	1.43	(0.03)	1.94

Total from Investment Activities	0.77	4.59	1.56	0.02	2.01

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.14)	(0.04)	(0.05)	(0.05)
Net Realized Gains	(0.90)	(0.19)	—	—	—

Total Dividends	(0.99)	(0.33)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$15.43	$15.65	$11.39	$9.87	$9.90

Total Return(a)	5.23%	40.62%	15.82%	0.29%	25.49%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$381,585	$383,152	$267,053	$203,895	$199,967
Net Investment Income/(Loss)	0.81%	0.71%	1.33%	0.46%	0.62%
Expenses Before Reductions(b)	0.59%	0.59%	0.61%	0.63%	0.65%
Expenses Net of Reductions	0.59%	0.59%	0.61%	0.62%	0.58%
Portfolio Turnover Rate	14%	17%	10%	21%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $41.7 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $27,301 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide equity exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $6.6 million as of December 31, 2014. The monthly average notional amount for these contracts was $5.5 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$137,917	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$78,929	$(150,224)

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2014

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,651 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2014

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Total

Common Stocks+	$375,414,113	$—		$375,414,113
Right	—	—	^	—	^
Securities Held as Collateral for Securities on Loan	—	111,487,356		111,487,356
Unaffiliated Investment Company	3,801,990	—		3,801,990

Total Investment Securities	379,216,103	111,487,356		490,703,459

Other Financial Instruments:*
Futures Contracts	137,917	—		137,917

Total Investments	$379,354,020	$111,487,356		$490,841,376

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2014.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$51,971,051	$67,834,362

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all

18

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2014

circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $372,558,289. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$137,569,631
Unrealized depreciation	(19,424,461)

Net unrealized appreciation/(depreciation)	$118,145,170

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$4,385,860	$19,214,282	$23,600,142

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$3,162,887	$4,536,872	$7,699,759

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Fund	$4,086,973	$24,227,906	$—	$118,145,170	$146,460,049

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 62.29% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $19,214,282.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $2,133,787.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

23

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

24

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

26

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® T. Rowe Price Capital Appreciation Fund returned 11.77%. That compared to a 10.56% total return for its benchmark, the Balanced Composite Index, which is comprised of a 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

U.S. equities rose in 2014 for the sixth consecutive year as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, and favorable corporate earnings also supported strong gains for stocks. Nearly all S&P 500 sectors produced positive results, led by utilities. Energy was the only sector to decline. Long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties.

The Fund lagged the all-equity S&P 500 Index in 2014 due to its allocation to bonds in a rising equity environment. While the Fund’s equity holdings outpaced the S&P 500, its fixed income segment, while positive for the year, lagged its benchmark, the Barclays U.S. Aggregate Index. The portfolio’s overweight to high-yield bonds was beneficial in the first half of the year but detracted from returns later in the period.*

The Fund’s subadvisor trimmed holdings within the utilities and consumer staples sectors during the period and decreased its overall equity exposure from the prior year. However, the subadvisor continued to build on an overweight position in the health care sector. The Fund maintained significant exposure to covered call options, which provided downside protection while offering the benefits of owning a stock, such as dividends and capital appreciation, as long as the stock remained below the option strike price.*

Within equities, stock selection and an overweight within the health care sector supported the Fund’s performance relative to its benchmark. The acquisition of two health care stocks late in the year added to results. The industrials and business services sector detracted from relative results due to both stock selection and an overweight position. The energy sector also detracted from relative performance due to stock selection, though an underweight position in the year’s worst performing sector limited the damage.*

The Fund’s overall weighting toward fixed income marginally decreased during 2014 due to increasing difficulty finding attractive opportunities. Holdings in 10-year U.S. Treasuries were eliminated in the fourth quarter, as long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. Meanwhile, the Fund’s exposure to high-yield bonds was increased as falling oil prices caused spreads to widen. Energy sector bonds compose the largest segment of the high-yield market, making it particularly sensitive to the price of oil. High-yield bonds remain the Fund’s largest asset class within fixed income, accounting for 15% at year-end.*

At the end of the period the Fund held currency forwards, equity options and index futures, all of which generated a net derivative exposure equivalent to approximately 6% of net assets. Short call options were used in a covered call strategy which decreased exposure to underlying securities. During the first 11 months of the period the Fund held only equity options. The estimated return impact from employing currency forwards was negligible. During the last three months of the period, the covered call strategy represented, on average, roughly 5% of the overall portfolio and generated a return of approximately 8%. The covered call strategy’s estimated contribution to the portfolio’s total return was less than 1%.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	11.77%	17.72%	11.86%	5.98%
Balanced Composite Index	10.56%	13.18%	11.29%	6.87%
S&P 500 Index	13.69%	20.41%	15.45%	7.67%
Barclay’s U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.71%
Russell 1000® Value Index	13.45%	20.89%	15.42%	7.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 1.06%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance was previously measured against the Russell 1000® Index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is currently measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,047.00	$5.16	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks, Preferred Stocks, and Convertible Preferred Stocks	61.7%
Corporate Bonds	20.8
Money Market	12.0
Securities Held as Collateral for Securities on Loan	6.1
Yankee Dollars	5.2
U.S. Treasury Obligations	1.3
Foreign Bonds	0.3
Convertible Bonds	0.2

Total Investment Securities	107.6
Net other assets (liabilities)	(7.6)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (61.1%):
Aerospace & Defense (1.1%):
44,300	Boeing Co. (The)	$5,758,114
24,300	United Technologies Corp.	2,794,500

		8,552,614

Auto Components (2.0%):
106,900	Delphi Automotive plc	7,773,768
162,500	Johnson Controls, Inc.	7,855,250

		15,629,018

Banks (0.9%):
109,900	JPMorgan Chase & Co.	6,877,542

Beverages (0.8%):
62,500	PepsiCo, Inc.	5,910,000

Capital Markets (5.5%):
142,400	Bank of New York Mellon Corp. (The)	5,777,168
45,100	Invesco, Ltd.	1,782,352
31,760	Julius Baer Group, Ltd.	1,449,807
194,400	State Street Corp.	15,260,400
254,100	TD Ameritrade Holding Corp.^	9,091,698
560,512	UBS Group AG*	9,637,941

		42,999,366

Chemicals (0.6%):
103,400	Cytec Industries, Inc.	4,773,978

Commercial Services & Supplies (1.6%):
102,913	Iron Mountain, Inc.^	3,978,617
190,000	Tyco International plc	8,333,400

		12,312,017

Communications Equipment (0.2%):
58,000	Cisco Systems, Inc.	1,613,270

Electric Utilities (0.3%):
62,500	FirstEnergy Corp.^	2,436,875

Electrical Equipment (1.9%):
155,800	AMETEK, Inc.	8,199,754
43,800	Roper Industries, Inc.	6,848,130

		15,047,884

Food & Staples Retailing (0.8%):
38,000	CVS Health Corp.	3,659,780
26,500	Wal-Mart Stores, Inc.	2,275,820

		5,935,600

Food Products (0.7%):
5,300	J.M. Smucker Co. (The)^	535,194
135,400	Mondelez International, Inc., Class A	4,918,405

		5,453,599

Health Care Equipment & Supplies (3.0%):
176,100	Abbott Laboratories	7,928,022
72,100	Becton, Dickinson & Co.^	10,033,436
95,500	CareFusion Corp.*	5,666,970

		23,628,428

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.4%):
68,300	CIGNA Corp.	$7,028,752
35,700	DaVita, Inc.*	2,703,918
13,400	Henry Schein, Inc.*	1,824,410
72,000	UnitedHealth Group, Inc.	7,278,480

		18,835,560

Industrial Conglomerates (4.5%):
416,300	Danaher Corp.	35,681,073

Insurance (2.7%):
377,700	Marsh & McLennan Cos., Inc.	21,619,548

Internet Software & Services (1.2%):
34,400	eBay, Inc.*	1,930,528
9,600	Google, Inc., Class C*	5,053,440
5,100	Google, Inc., Class A*	2,706,366

		9,690,334

IT Services (5.1%):
142,200	Fidelity National Information Services, Inc.	8,844,840
273,700	Fiserv, Inc.*^	19,424,489
30,000	Vantive, Inc., Class A*	1,017,600
44,500	Visa, Inc., Class A	11,667,900

		40,954,829

Life Sciences Tools & Services (3.2%):
88,700	Agilent Technologies, Inc.	3,631,378
169,300	Thermo Fisher Scientific, Inc.	21,211,597

		24,842,975

Machinery (2.0%):
44,400	IDEX Corp.	3,456,096
190,600	Pentair, Ltd.	12,659,652

		16,115,748

Media (1.6%):
32,100	Liberty Global plc, Class A*	1,611,581
145,500	Liberty Global plc, Series C*	7,029,105
73,700	Twenty-First Century Fox, Inc., Class B	2,718,793
15,000	Viacom, Inc., Class B	1,128,750

		12,488,229

Multi-Utilities (2.2%):
267,900	PG&E Corp.	14,262,996
83,400	Xcel Energy, Inc.	2,995,728

		17,258,724

Oil, Gas & Consumable Fuels (2.7%):
36,700	Apache Corp.^	2,299,989
19,800	California Resources Corp.*^	109,098
395,800	Canadian Natural Resources, Ltd.	12,222,304
51,800	Occidental Petroleum Corp.	4,175,598
42,673	Range Resources Corp.^	2,280,872

		21,087,861

Paper & Forest Products (0.0%):
488,000	Sino-Forest Corp.*(a)(b)	—

Continued

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Pharmaceuticals (6.9%):
45,600	Actavis, Inc. plc*	$11,737,896
62,400	Allergan, Inc.	13,265,616
200,900	Eli Lilly & Co.	13,860,090
28,100	Merck & Co., Inc.	1,595,799
227,600	Pfizer, Inc.	7,089,740
177,200	Zoetis, Inc.	7,624,916

		55,174,057

Real Estate Investment Trusts (REITs) (1.5%):
49,300	American Tower Corp.	4,873,305
90,300	Crown Castle International Corp.	7,106,610

		11,979,915

Semiconductors & Semiconductor Equipment (0.9%):
137,900	Texas Instruments, Inc.	7,372,824

Specialty Retail (3.7%):
32,400	AutoZone, Inc.*^	20,059,164
110,900	Lowe’s Cos., Inc.	7,629,920
7,400	O’Reilly Automotive, Inc.*	1,425,388

		29,114,472

Tobacco (0.8%):
73,500	Philip Morris International, Inc.	5,986,575

Wireless Telecommunication Services (0.3%):
19,100	SBA Communications Corp., Class A*	2,115,516

Total Common Stocks (Cost $425,419,096)		481,488,431

Preferred Stocks (0.1%):
Banks (0.0%):
9,874	U.S. Bancorp, Series F, Preferred Shares^	290,789

Capital Markets (0.1%):
21,000	State Street Corp., Preferred Shares	530,040

Total Preferred Stocks (Cost $789,426)		820,829

Convertible Preferred Stocks (0.5%):
Electric Utilities (0.2%):
16,700	SCE Trust I, 5.63%, Callable 6/15/17 @25^	409,150
2,930	SCE Trust II, 5.10%, Callable 3/15/18 @25	66,628
32,472	SCE Trust II, 5.75%, Callable 3/15/24 @25^	858,885

		1,334,663

Oil, Gas & Consumable Fuels (0.0%):
210	Chesapeake Energy Corp., 4.50%^	19,215

Wireless Telecommunication Services (0.3%):
40,285	T-Mobile US, Inc., Series A, 5.50%	2,134,702

Total Convertible Preferred Stocks (Cost $3,263,415)		3,488,580

Convertible Bonds (0.2%):
Airlines (0.1%):
365,000	United Airlines, Inc., 4.50%, 1/15/15	1,278,641

Media (0.1%):
542,000	Group, Inc. (The), 0.35%, 6/15/20^	604,330

Total Convertible Bonds (Cost $1,348,248)		1,882,971

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (20.8%):
Advertising (0.1%):
$225,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 4/30/20, Callable 4/30/15 @ 104.06	$236,813
825,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 6/1/20, Callable 12/1/15 @ 103.69	874,500

		1,111,313

Aerospace & Defense (0.0%):
200,000	Moog, Inc., 5.25%, 12/1/22, Callable 12/1/17 @ 103.94(c)	202,500

Airlines (0.1%):
580,533	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	651,649

Auto Components (0.4%):
950,000	Delphi Corp., 6.13%, 5/15/21, Callable 5/15/16 @ 103.06^	1,035,500
2,000,000	Delphi Corp., 5.00%, 2/15/23, Callable 2/15/18 @ 102.5	2,134,960

		3,170,460

Banks (0.1%):
651,860	Pinnacle Foods Finance LLC, 2.73%, 4/29/20(d)	631,287
495,000	Pinnacle Foods Finance LLC, 3.00%, 4/29/20(d)	478,913

		1,110,200

Capital Markets (1.4%):
1,450,000	E*TRADE Financial Corp., 6.38%, 11/15/19, Callable 11/15/15 @ 104.78	1,537,000
250,000	Ford Motor Credit Co. LLC, 4.25%, 2/3/17^	262,517
500,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	557,379
1,000,000	Ford Motor Credit Co. LLC, 0.76%, 9/8/17(d)	993,114
1,800,000	Ford Motor Credit Co. LLC, 0.81%, 12/6/17(d)	1,788,439
475,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	470,091
1,625,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,765,641
1,975,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19^	1,961,249
1,400,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,392,469

		10,727,899

Chemicals (0.4%):
905,000	Cytec Industries, Inc., 3.95%, 5/1/25, Callable 2/1/25 @ 100	915,982
1,044,339	Kronos, Inc., 4.50%, 10/30/19(d)	1,034,470
1,250,000	Kronos, Inc., 9.75%, 4/30/20(d)	1,268,750

		3,219,202

Commercial Services & Supplies (0.1%):
500,000	International Lease Finance Corp., 2.19%, 6/15/16^(d)	499,375

Consumer Finance (0.0%):
250,000	First Data Corp., 3.67%, 3/24/18(d)	244,375

Diversified Financial Services (1.2%):
570,000	Caterpillar Financial Services Corp., 2.25%, 12/1/19, MTN^	570,624
540,000	Caterpillar Financial Services Corp., 3.25%, 12/1/24, MTN	547,135

Continued

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$50,000	CNH Industrial Capital LLC, 3.88%, 11/1/15^	$50,250
1,425,000	CNH Industrial Capital LLC, 6.25%, 11/1/16^	1,492,688
275,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	270,875
6,300,000	UPC Financing Partnership, 3.25%, 6/30/21(d)	6,134,625

		9,066,197

Diversified Telecommunication Services (1.8%):
13,600,000	Intelsat Jackson Holding SA, 3.75%, 6/30/19(d)	13,379,000
1,979,899	Telesat Canada, 3.50%, 3/28/19(d)	1,948,973

		15,327,973

Electric Utilities (0.0%):
253,960	Texas Competitive Electric Holdings Co. LLC, 3.75%, 5/5/16(d)	253,960

		253,960

Electrical Equipment (0.0%):
210,000	Amphenol Corp., 1.55%, 9/15/17	209,415

Food & Staples Retailing (0.5%):
746,250	Rite Aid Corp., 3.50%, 2/21/20(d)	741,586
2,800,000	Rite Aid Corp., 8.00%, 8/15/20, Callable 8/15/15 @ 104	2,992,500

		3,734,086

Food Products (1.2%):
250,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 6/1/16 @ 103.47	244,025
8,913,008	H.J. Heinz Co., 3.50%, 6/5/20(d)	8,847,764

		9,091,789

Gas Utilities (0.1%):
625,000	Suburban Propane Partners LP, 7.38%, 3/15/20, Callable 3/15/15 @ 103.69	648,438

Health Care Equipment & Supplies (0.8%):
650,000	Becton, Dickinson & Co., 1.80%, 12/15/17	652,397
630,000	Becton, Dickinson & Co., 2.68%, 12/15/19	638,285
575,000	Becton, Dickinson & Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	592,006
155,000	Becton, Dickinson & Co., 4.69%, 12/15/44, Callable 6/15/44 @ 100	166,929
500,000	Medtronic, Inc., 1.50%, 3/15/18(c)	497,611
795,000	Medtronic, Inc., 2.50%, 3/15/20(c)	797,085
1,040,000	Medtronic, Inc., 3.50%, 3/15/25(c)	1,063,889
1,405,000	Medtronic, Inc., 4.63%, 3/15/45(c)	1,523,005

		5,931,207

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services (1.3%):
$2,023,063	DaVita Healthcare Partners, Inc., 3.50%, 6/24/21(d)	$1,998,240
3,700,000	DaVita HealthCare Partners, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56^	3,774,000
975,000	DaVita, Inc., 6.63%, 11/1/20, Callable 2/6/15 @ 104.97^	1,023,750
2,600,000	DaVita, Inc., 5.75%, 8/15/22, Callable 8/15/17 @ 102.88	2,756,000
350,000	Omnicare, Inc., 5.00%, 12/1/24, Callable 9/1/24 @ 100	358,750
470,000	UnitedHealth Group, Inc., 1.40%, 12/15/17	469,581

		10,380,321

Health Care Services (0.2%):
600,000	Fresenius Medical Care, 5.63%, 7/31/19(c)	640,500
525,000	Fresenius Medical Care, 5.88%, 1/31/22(c)	569,625

		1,210,125

Hotels, Restaurants & Leisure (0.3%):
200,000	Cedar Fair LP, 5.25%, 3/15/21, Callable 3/15/16 @ 103.94	201,000
850,000	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(d)	839,018
989,975	Wendy’s International LLC, 3.25%, 5/15/19(d)	980,283

		2,020,301

Internet & Catalog Retail (0.3%):
1,305,000	Amazon.com, Inc., 2.60%, 12/5/19, Callable 11/5/19 @ 100^	1,318,260
650,000	Amazon.com, Inc., 3.80%, 12/5/24, Callable 9/5/24 @ 100	665,938

		1,984,198

Machinery (0.1%):
550,000	Xylem, Inc., 3.55%, 9/20/16	571,556

Media (1.6%):
575,000	Charter Communications, Inc., 4.25%, 8/12/21(d)	578,237
250,000	Lamar Media Corp., 5.88%, 2/1/22, Callable 2/1/17 @ 102.94	259,375
270,000	Lamar Media Corp., 5.00%, 5/1/23, Callable 5/1/18 @ 102.5^	267,300
4,575,000	Univision Communications, Inc., 6.88%, 5/15/19, Callable 5/15/15 @ 103.44(c)	4,763,719
3,250,000	Univision Communications, Inc., 7.88%, 11/1/20, Callable 11/1/15 @ 103.94(c)	3,461,250
2,009,000	Univision Communications, Inc., 6.75%, 9/15/22, Callable 9/15/17 @ 103.38(c)	2,149,630
850,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56(c)	858,500

		12,338,011

Continued

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Multiline Retail (0.1%):
$75,000	Amerigas Finance Corp. LLC, 6.75%, 5/20/20, Callable 5/20/16 @ 103.38	$77,250
525,000	Amerigas Finance Corp. LLC, 7.00%, 5/20/22, Callable 5/20/17 @ 103.5	543,375

		620,625

Multi-Utilities (0.6%):
725,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20, Callable 1/1/20 @ 100^(c)	721,843
750,000	Berkshire Hathaway Energy Co., 3.50%, 2/1/25, Callable 12/1/24 @ 100(c)	754,769
550,000	Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100(c)	575,491
450,000	CMS Energy Corp., 8.75%, 6/15/19	563,373
1,250,000	Dominion Resources, Inc., 2.50%, 12/1/19, Callable 11/1/19 @ 100^	1,253,650
525,000	Dominion Resources, Inc., 3.63%, 12/1/24, Callable 9/1/24 @ 100	531,805

		4,400,931

Oil Gas & Consumable Fuels (0.0%):
210,000	Noble Energy, Inc., 3.90%, 11/15/24, Callable 8/15/24 @ 100^	207,553

Oil, Gas & Consumable Fuels (6.0%):
1,075,000	Antero Resources Finance Corp., 6.00%, 12/1/20, Callable 12/1/15 @ 104.03	1,072,313
1,000,000	Antero Resources Finance Corp., 5.38%, 11/1/21, Callable 11/1/16 @ 104.03	967,500
475,000	Antero Resources Finance Corp., 5.13%, 12/1/22, Callable 6/1/17 @ 103.84^(c)	447,688
725,000	Chesapeake Energy Corp., 3.25%, 3/15/16, Callable 2/6/15 @ 101	723,188
525,000	Chesapeake Energy Corp., 3.48%, 4/15/19, Callable 4/15/15 @ 101(d)	514,500
3,175,000	Concho Resources, Inc., 7.00%, 1/15/21, Callable 1/15/16 @ 103.5^	3,325,812
825,000	Concho Resources, Inc., 6.50%, 1/15/22, Callable 1/15/17 @ 103.25	862,125
1,375,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/1/17 @ 102.75	1,381,463
700,000	CONSOL Energy, Inc., 5.88%, 4/15/22, Callable 4/15/17 @ 104.41(c)	651,000
500,000	Energy Transfer Partners LP, 4.15%, 10/1/20, Callable 8/1/20 @ 100	512,590
550,000	Energy Transfer Partners LP, 4.90%, 2/1/24, Callable 11/1/23 @ 100	576,329
210,000	EQT Corp., 6.50%, 4/1/18	236,321
350,000	EQT Corp., 8.13%, 6/1/19	421,951
2,025,000	EQT Corp., 4.88%, 11/15/21	2,187,622
2,025,000	Laredo Petroleum, Inc., 9.50%, 2/15/19, Callable 2/15/15 @ 104.75	2,014,875
600,000	Laredo Petroleum, Inc., 5.63%, 1/15/22, Callable 1/15/17 @ 104.22^	525,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,525,000	Markwest Energy Partners LP, 6.75%, 11/1/20, Callable 11/1/15 @ 103.38^	$1,586,000
1,225,000	Markwest Energy Partners LP, 6.50%, 8/15/21, Callable 2/15/16 @ 103.25	1,261,750
1,875,000	Markwest Energy Partners LP, 6.25%, 6/15/22, Callable 12/15/16 @ 103.13	1,940,625
2,625,000	Markwest Energy Partners LP, 5.50%, 2/15/23, Callable 8/15/17 @ 102.75^	2,657,813
3,650,000	Markwest Energy Partners LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	3,513,124
1,000,000	MarkWest Energy Partners LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100^	977,500
1,850,000	Range Resources Corp., 6.75%, 8/1/20, Callable 8/1/15 @ 103.38	1,924,000
4,625,000	Range Resources Corp., 5.75%, 6/1/21, Callable 6/1/16 @ 102.88^	4,775,312
4,275,000	Range Resources Corp., 5.00%, 8/15/22, Callable 2/15/17 @ 102.5	4,274,999
5,150,000	Range Resources Corp., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5^	5,149,999
875,000	SM Energy Co., 6.50%, 11/15/21, Callable 11/15/16 @ 103.25	848,750
350,000	Targa Resources Partners LP, 6.88%, 2/1/21, Callable 2/1/16 @ 103.44^	357,875
700,000	Targa Resources Partners LP, 5.25%, 5/1/23, Callable 11/1/17 @ 102.63	675,500
750,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 5/15/18 @ 102.13	682,500
725,000	WPX Energy, Inc., 5.25%, 1/15/17^	732,250

		47,778,274

Pharmaceuticals (0.4%):
405,000	Johnson & Johnson, 1.13%, 11/21/17^	403,791
1,850,000	Johnson & Johnson, 3.38%, 12/5/23	1,979,543
200,000	Novartis Capital Corp., 3.40%, 5/6/24	208,056
830,000	Roche Holding, Inc., 3.35%, 9/30/24, Callable 6/30/24 @ 100(c)	854,242

		3,445,632

Real Estate Investment Trusts (REITs) (0.9%):
300,000	American Tower Corp., 5.00%, 2/15/24^	318,140
4,341,169	Crown Castle Operating Co., 3.00%, 1/31/21(d)	4,265,198
500,000	DE Master Blenders, 4.25%, 7/2/21	601,711
1,975,000	DE Master Blenders, 4.25%, 7/2/21	1,930,563

		7,115,612

Real Estate Management & Development (0.1%):
750,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	766,425

Specialty Retail (0.3%):
125,000	Group 1 Automotive, Inc., 5.00%, 6/1/22, Callable 6/1/17 @ 103.75(c)	122,188
350,000	L Brands, Inc., 6.90%, 7/15/17^	385,000
250,000	L Brands, Inc., 8.50%, 6/15/19	296,250

Continued

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Specialty Retail, continued
$250,000	L Brands, Inc., 7.00%, 5/1/20	$283,750
500,000	L Brands, Inc., 6.63%, 4/1/21	562,500
525,000	L Brands, Inc., 5.63%, 2/15/22	564,375
350,000	Penske Automotive Group, Inc., 5.38%, 12/1/24, Callable 12/1/19 @ 102.69	354,375

		2,568,438

Wireless Telecommunication Services (0.4%):
1,050,000	Crown Castle International Corp., 4.88%, 4/15/22	1,060,500
725,000	Crown Castle International Corp., 5.25%, 1/15/23	739,500
225,000	SBA Communications Corp., 5.63%, 10/1/19, Callable 10/1/16 @ 102.81	230,063
500,000	SBA Communications Corp., 5.75%, 7/15/20, Callable 7/15/16 @ 102.88	508,900
750,000	Sprint Communications, Inc., 9.00%, 11/15/18(c)	853,050

		3,392,013

Total Corporate Bonds (Cost $165,590,979)		164,000,053

Foreign Bonds (0.3%):
Containers & Packaging (0.1%):
750,000	Rexam plc, 6.75%, 6/29/67, Callable 6/29/17 @ 100+(d)	907,430

Wireless Telecommunication Services (0.2%):
1,025,000	Matterhorn Mobile SA, 6.75%, 5/15/19, Callable 2/15/15 @ 105.06+(c)	1,082,959

Total Foreign Bonds (Cost $2,194,744)		1,990,389

Yankee Dollars (5.2%):
Banks (0.8%):
1,225,000	KFW, Series G, 0.50%, 4/19/16	1,224,976
4,715,000	KFW, 2.50%, 11/20/24	4,780,873

		6,005,849

Diversified Telecommunication Services (1.5%):
1,975,000	Intelsat Jackson Holding SA, 7.25%, 4/1/19, Callable 4/1/15 @ 103.65	2,061,406
4,885,000	Intelsat Jackson Holding SA, 7.25%, 10/15/20, Callable 10/15/15 @ 103.63	5,159,781
1,715,000	Intelsat Jackson Holding SA, 5.50%, 8/1/23, Callable 8/1/18 @ 102.75^	1,704,539
1,850,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75	1,979,500
530,000	Telesat Canada, 6.00%, 5/15/17, Callable 2/6/15 @ 103(c)	540,600

		11,445,826

Media (0.5%):
2,475,000	Unitymedia Hessen, 7.50%, 3/15/19, Callable 3/15/15 @ 103.75(c)	2,598,750
650,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(c)	679,250
950,000	Unitymedia Kabelbw GMBH, 6.13%, 1/15/25(c)	980,875

		4,258,875

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels (0.1%):
$360,000	Canadian Natural Resources, 1.75%, 1/15/18	$357,882
770,000	Canadian Natural Resources, 3.90%, 2/1/25, Callable 11/1/24 @ 100	759,040

		1,116,922

Semiconductors & Semiconductor Equipment (0.5%):
1,550,000	NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18(c)	1,550,000
1,150,000	NXP Funding BV/NXP Funding LLC, 5.75%, 2/15/21, Callable 2/15/17 @ 102.88(c)	1,207,500
1,400,000	NXP Funding BV/NXP Funding LLC, 5.75%, 3/15/23, Callable 3/15/18 @ 102.88(c)	1,473,500

		4,231,000

Wireless Telecommunication Services (1.8%):
5,880,000	UPCB Finance III, Ltd., 6.63%, 7/1/20, Callable 7/1/15 @ 103.31(c)	6,173,999
3,800,000	UPCB Finance V, Ltd., 7.25%, 11/15/21, Callable 11/15/16 @ 103.63(c)	4,156,250
3,325,000	UPCB Finance VI, Ltd., 6.88%, 1/15/22, Callable 1/15/17 @ 103.44(c)	3,615,938

		13,946,187

Total Yankee Dollars (Cost $40,724,139)		41,004,659

U.S. Treasury Obligation (1.3%):
U.S. Treasury Note (1.3%)
10,000,000	0.25%, 10/31/15	9,999,220

Total U.S. Treasury Obligation (Cost $9,998,451)		9,999,220

Securities Held as Collateral for Securities on Loan (6.1%):
48,016,055	Allianz Variable Insurance Products Securities Lending Collateral Trust(e)	48,016,055

Total Securities Held as Collateral for Securities on Loan (Cost $48,016,055)		48,016,055

Unaffiliated Investment Company (12.0%):
94,849,675	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(f)	94,849,675

Total Unaffiliated Investment Company (Cost $94,849,675)		94,849,675

Total Investment Securities (Cost $792,194,228)(g) —107.6%		847,540,862
Net other assets (liabilities) — (7.6)%		(59,970,579)

Net Assets — 100.0%		$787,570,283

Continued

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Percentages indicated are based on net assets as of December 31, 2014.

MTN—Medium Term Note

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $46,362,614.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Security issued in connection with a pending litigation settlement.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.00% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(f)	The rate represents the effective yield at December 31, 2014.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Canada	1.6%
Cayman Islands	1.7%
Germany	1.2%
Ireland (Republic of)	2.5%
Luxembourg	1.4%
Netherlands	0.5%
Switzerland	1.3%
United Kingdom	1.1%
United States	88.7%

100.0%

Futures Contracts

Cash of $967,087 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/23/15	212	$8,036,152	$400,847
DJ EURO SROXX 600 March Futures (Euro)	Long	3/20/15	199	4,088,299	86,175

Total					$487,022

Over-the-counter options written as of December 31, 2014 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Allergan, Inc.	Citibank	Call	USD	170.00	01/16/15	98	$(421,750)
American Tower Corp.	Citibank	Call	USD	105.00	01/15/16	36	(18,594)
American Tower Corp.	Citibank	Call	USD	110.00	01/15/16	37	(13,022)
American Tower Corp.	Citibank	Call	USD	115.00	01/15/16	73	(17,150)
Apache Corp.	Morgan Stanley	Call	USD	90.00	01/16/15	34	(20)
Apache Corp.	Morgan Stanley	Call	USD	93.00	01/16/15	68	(27)
Apache Corp.	Morgan Stanley	Call	USD	95.00	01/16/15	67	(19)
Apache Corp.	Morgan Stanley	Call	USD	95.00	01/16/15	23	(5)

Continued

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Cisco Systems, Inc.	Citibank	Call	USD	25.00	01/15/16	510	$(186,611)
CVS Health Corp.	Morgan Stanley	Call	USD	78.00	01/16/15	19	(35,762)
CVS Health Corp.	Morgan Stanley	Call	USD	80.00	01/16/15	19	(31,036)
CVS Health Corp.	Morgan Stanley	Call	USD	90.00	01/15/16	126	(134,305)
CVS Health Corp.	Morgan Stanley	Call	USD	95.00	01/15/16	126	(96,942)
Danaher Corp.	JPMorgan Chase	Call	USD	80.00	01/16/15	18	(10,571)
Danaher Corp.	JPMorgan Chase	Call	USD	85.00	01/16/15	18	(3,069)
Danaher Corp.	JPMorgan Chase	Call	USD	90.00	01/16/15	61	(591)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	60.00	01/15/16	315	(335,234)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	75.00	01/15/16	119	(38,870)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	53.00	01/16/15	14	(22,537)
Lowe’s Cos., Inc.	Morgan Stanley	Call	USD	55.00	01/16/15	14	(19,069)
Lowe’s Cos., Inc.	JPMorgan Chase	Call	USD	55.00	01/16/15	153	(208,403)
Mondelez International, Inc.	Citibank	Call	USD	45.00	01/15/16	194	(12,886)
Occidental Petroleum Corp.	Citibank	Call	USD	95.00	01/15/16	239	(58,201)
Occidental Petroleum Corp.	Citibank	Call	USD	98.00	01/15/16	239	(47,708)
PepsiCo, Inc.	Morgan Stanley	Call	USD	100.00	01/15/16	177	(56,119)
PepsiCo, Inc.	Morgan Stanley	Call	USD	105.00	01/15/16	108	(20,527)
PepsiCo, Inc.	Morgan Stanley	Call	USD	110.00	01/15/16	184	(20,776)
Pfizer, Inc.	Citibank	Call	USD	30.00	01/15/16	721	(182,643)
Pfizer, Inc.	Citibank	Call	USD	32.00	01/16/15	98	(1,763)
Pfizer, Inc.	Citibank	Call	USD	35.00	01/16/15	98	(159)
State Street Corp.	Morgan Stanley	Call	USD	85.00	01/15/16	99	(43,807)
TD Ameritrade Holding Corp.	Citibank	Call	USD	30.00	01/16/15	1,211	(759,165)
TD Ameritrade Holding Corp.	JPMorgan Chase	Call	USD	33.00	01/16/15	607	(173,521)
TD Ameritrade Holding Corp.	Citibank	Call	USD	30.00	02/20/15	723	(417,162)
Texas Instruments, Inc.	Citibank	Call	USD	45.00	01/16/15	489	(416,416)
Texas Instruments, Inc.	Citibank	Call	USD	50.00	01/16/15	215	(80,755)
The Boeing Co.	Citibank	Call	USD	140.00	01/15/16	61	(35,491)
The Boeing Co.	Citibank	Call	USD	145.00	01/16/15	40	(47)
The Boeing Co.	Citibank	Call	USD	150.00	01/16/15	41	(16)
The Boeing Co.	Citibank	Call	USD	155.00	01/16/15	40	(5)
Thermo Fisher Scientific, Inc.	Citibank	Call	USD	150.00	01/15/16	49	(19,976)
United Technologies Corp.	Citibank	Call	USD	120.00	01/15/16	160	(95,852)
United Technologies Corp.	Citibank	Call	USD	120.00	01/16/15	83	(1,651)
UnitedHealth Group, Inc.	Citibank	Call	USD	100.00	01/15/16	102	(94,464)
UnitedHealth Group, Inc.	Citibank	Call	USD	105.00	01/15/16	102	(69,963)
Wal-Mart Stores, Inc.	Citibank	Call	USD	80.00	01/15/16	123	(102,604)
Wal-Mart Stores, Inc.	Citibank	Call	USD	83.00	01/15/16	123	(82,327)

Total Over-the-counter options							$(4,387,591)

Exchange-traded options written as of December 31, 2014 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Apache Corp.	Call	USD	97.50	01/16/15	26	$(78)
Apache Corp.	Call	USD	100.00	01/16/15	56	(56)
Apache Corp.	Call	USD	105.00	01/16/15	26	(26)
AutoZone, Inc.	Call	USD	570.00	01/16/15	1	(5,025)
AutoZone, Inc.	Call	USD	600.00	01/16/15	1	(2,240)
Google, Inc.	Call	USD	1280.00	01/16/15	1	(150)
Google, Inc.	Call	USD	1330.00	01/16/15	1	(145)
JPMorgan Chase & Co.	Call	USD	70.00	01/15/16	391	(72,922)
JPMorgan Chase & Co.	Call	USD	60.00	01/16/15	22	(5,962)
JPMorgan Chase & Co.	Call	USD	65.00	01/16/15	24	(480)
Philip Morris International, Inc.	Call	USD	95.00	01/16/15	42	(84)
Philip Morris International, Inc.	Call	USD	97.50	01/16/15	5	(20)

Continued

10

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Description	Put/Call	Strike Price		Expiration Date	Contracts	Fair Value
Texas Instruments, Inc.	Call	USD	50.00	01/16/15	62	$(22,785)
The Boeing Co.	Call	USD	135.00	01/16/15	21	(788)
The Boeing Co.	Call	USD	140.00	01/16/15	21	(147)
Visa, Inc.	Call	USD	280.00	01/15/16	44	(66,330)
Visa, Inc.	Call	USD	300.00	01/15/16	45	(39,263)

Total Exchange-traded options						$(216,501)

Forward Currency Contracts

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
European Euro	Merrill Lynch	3/25/15	1,210,000	$1,474,899	$1,465,082	$9,817

				$1,474,899	$1,465,082	$9,817

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$792,194,228

Investment securities, at value*	$847,540,862
Cash	57,143
Segregated cash for collateral	967,087
Interest and dividends receivable	3,141,713
Foreign currency, at value (cost $509,959)	504,231
Unrealized appreciation on forward currency contracts	9,817
Receivable for capital shares issued	2,521,057
Receivable for investments sold	3,131,261
Reclaims receivable	42,846
Prepaid expenses	6,158

Total Assets	857,922,175

Liabilities:
Payable for investments purchased	16,736,296
Payable for capital shares redeemed	303,496
Payable for collateral received on loaned securities	48,016,055
Written Options (Premiums received $2,178,591)	4,604,092
Manager fees payable	459,984
Administration fees payable	19,020
Distribution fees payable	164,280
Custodian fees payable	7,056
Administrative and compliance services fees payable	2,108
Trustee fees payable	42
Other accrued liabilities	39,463

Total Liabilities	70,351,892

Net Assets	$787,570,283

Net Assets Consist of:
Capital	$694,488,080
Accumulated net investment income/(loss)	5,989,304
Accumulated net realized gains/(losses) from investment transactions	33,684,672
Net unrealized appreciation/(depreciation) on investments	53,408,227

Net Assets	$787,570,283

Shares of beneficial interest (unlimited number of shares authorized, no par value)	49,520,499
Net Asset Value (offering and redemption price per share)	$15.90

*	Includes securities on loan of $46,362,614.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$6,367,248
Interest	5,878,615
Income from securities lending	30,812
Foreign withholding tax	(35,690)

Total Investment Income	12,240,985

Expenses:
Manager fees	4,740,351
Administration fees	184,513
Distribution fees	1,580,117
Custodian fees	28,511
Administrative and compliance services fees	8,251
Trustee fees	31,118
Professional fees	37,113
Shareholder reports	38,759
Other expenses	17,630

Total expenses before reductions	6,666,363
Less expenses voluntarily waived/reimbursed by the Manager	(316,033)

Net expenses	6,350,330

Net Investment Income/(Loss)	5,890,655

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	34,130,209
Net realized gains/(losses) on futures contracts	(790,069)
Net realized gains/(losses) on options contracts	560,092
Net realized gains/(losses) on forward currency contracts	(31,125)
Change in net unrealized appreciation/depreciation on investments	31,445,254

Net Realized/Unrealized Gains/(Losses) on Investments	65,314,361

Change in Net Assets Resulting From Operations	$71,205,016

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL T. Rowe Price Capital Appreciation Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$5,890,655	$2,168,561
Net realized gains/(losses) on investment transactions	33,869,107	209,333,841
Change in unrealized appreciation/depreciation on investments	31,445,254	(86,896,119)

Change in net assets resulting from operations	71,205,016	124,606,283

Dividends to Shareholders:
From net investment income	(2,093,311)	(4,077,861)
From net realized gains	(66,596,069)	—

Change in net assets resulting from dividends to shareholders	(68,689,380)	(4,077,861)

Capital Transactions:
Proceeds from shares issued	271,387,641	44,380,761
Proceeds from dividends reinvested	68,689,380	4,077,861
Value of shares redeemed	(74,270,125)	(70,733,204)

Change in net assets resulting from capital transactions	265,806,896	(22,274,582)

Change in net assets	268,322,532	98,253,840
Net Assets:
Beginning of period	519,247,751	420,993,911

End of period	$787,570,283	$519,247,751

Accumulated net investment income/(loss)	$5,989,304	$2,093,377

Share Transactions:
Shares issued	16,855,919	3,126,962
Dividends reinvested	4,492,438	276,465
Shares redeemed	(4,617,286)	(4,879,004)

Change in shares	16,731,071	(1,475,577)

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$15.84	$12.29		$10.98	$11.57	$10.59

Investment Activities:
Net Investment Income/(Loss)	0.11	0.07		0.13	0.09	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	1.69	3.60		1.22	(0.58)	1.10

Total from Investment Activities	1.80	3.67		1.35	(0.49)	1.24

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.12)		(0.04)	(0.10)	(0.26)
Net Realized Gains	(1.68)	—		—	—	—

Total Dividends	(1.74)	(0.12)		(0.04)	(0.10)	(0.26)

Net Asset Value, End of Period	$15.90	$15.84		$12.29	$10.98	$11.57

Total Return(a)	11.77%	29.94	%(c)	12.32%	(4.20)%	12.05%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$787,570	$519,248		$420,994	$364,642	$425,305
Net Investment Income/(Loss)	0.93%	0.44%		1.14%	0.71%	0.55%
Expenses Before Reductions(b)	1.05%	1.06%		1.07%	1.10%	1.08%
Expenses Net of Reductions	1.00%	1.01%		1.02%	1.06%	1.03%
Portfolio Turnover Rate	72%	122	%(d)	24%	11%	14%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the return was 0.10%.

(d)	Effective November 15, 2013, the Subadviser changed from Davis Selected Advisors, LP to T. Rowe Price Associates, Inc. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to higher portfolio turnover rate for the year ended December 31, 2013 as compared to prior years.

See accompanying notes to the financial statements.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $17.8 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,069 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $1.5 million as of December 31, 2014. The monthly average amount for these contracts was $0.1 million for the year ended December 31, 2014.

Futures Contracts

During the year ended December 31, 2014, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $12.1 million as of December 31,2014. The monthly average notional amount for these contracts was $1 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	(1,938)	$(826,586)
Options written	(13,307)	(2,873,476)
Options exercised	75	16,371
Options expired	577	101,696
Options closed	5,530	1,403,404

Options outstanding at December 31, 2014	(9,063)	$(2,178,591)

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value

Equity Contracts	Investment securities, at value (purchased options)	$—	Written options	$(4,604,092)

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$9,817	Unrealized depreciation on forward currency contracts	—

Equity Contracts	Receivable for variation margin on futures contracts	$487,022	Payable for variation margin on futures contracts	—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Contracts	Net realized gains/(losses) on options contracts/Change in unrealized appreciation/depreciation on investments	$560,092	$(2,278,840)

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts/Change in unrealized appreciation/depreciation on investments	(31,125)	9,817

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	(790,069)	487,022

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

December 31, 2014. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014.

As of December 31, 2014, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Option contracts	$—	$4,604,092
Forward currency contracts	9,817	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	9,817	4,604,092
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(216,501)

Total assets and liabilities subject to a MNA	$9,817	$4,387,591

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Merrill Lynch	$9,817	$—	$—	$—	$9,817

Total	$9,817	$—	$—	$—	$9,817

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank	$3,136,381	$—	$—	$—	$3,136,381
Morgan Stanley	855,055	—	—	—	855,055
JPMorgan Chase	396,155	—	—	—	396,155

Total	$4,387,591	$—	$—	$—	$4,387,591

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $7,639 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Capital Markets	$41,549,559	$1,449,807	$42,999,366
All Other Common Stocks+	438,489,065	—	438,489,065
Convertible Bonds+	—	1,882,971	1,882,971
Convertible Preferred Stocks+	3,488,580	—	3,488,580
Corporate Bonds+	—	164,000,053	164,000,053
Foreign Bonds+	—	1,990,389	1,990,389
Preferred Stocks+	820,829	—	820,829
U.S. Treasury Obligation	—	9,999,220	9,999,220
Yankee Dollars+	—	41,004,659	41,004,659
Securities Held as Collateral for Securities on Loan	—	48,016,055	48,016,055
Unaffiliated Investment Company	94,849,675	—	94,849,675

Total Investment Securities	579,197,708	268,343,154	847,540,862

Other Financial Instruments*
Forward Currency Contracts	9,817	—	9,817
Futures Contracts	487,022	—	487,022
Written Call Options	(216,501)	(4,387,591)	(4,604,092)

Total Investments	$579,478,046	$263,955,563	$843,433,609

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options, futures contracts and forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$563,232,111	$408,206,109

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

20

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $793,082,177. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$62,586,388
Unrealized depreciation	(8,127,703)

Net unrealized appreciation/(depreciation)	$54,458,685

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$2,039,311	$66,596,069	$68,689,380

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$4,077,861	$—	$4,077,861

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL T. Rowe Price Capital Appreciation Fund	$25,091,405	$15,957,542	$—	$52,033,256	$93,082,203

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $66,596,069.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

25

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

26

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Wells Fargo Large Cap Growth Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Wells Fargo Large Cap Growth Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Wells Fargo Large Cap Growth Fund and Wells Capital Management Incorporated serves as Subadviser to the Fund.

What factors affected the Fund’s performance from its inception on April 25, 2014 to the period ended December 31, 2014?

From its inception on April 25, 2014 to the period ended December 31, 2014, the AZL® Wells Fargo Large Cap Growth Fund returned 12.70%. That compared to a 13.13% total return for its benchmark, the Russell 1000® Growth Index1.

Equities generally performed strongly during the period, and the Fund’s absolute returns benefited from the largely positive investor sentiment. Investors were encouraged by improved U.S. economic data, including increased gross domestic product2 growth. However, concerns about the potential for deflation in Europe and slowing growth in China created some headwinds that dragged on absolute returns.

Investors made a dramatic move away from fast-growing equities in the early part of the period, regardless of the companies’ fundamentals. In the second half of the year they continued to prioritize slower-growing, dividend-paying stocks, even as growth stocks reported strong earnings.

The Fund slightly underperformed the benchmark. Underweight positions in slower growing dividend-paying, mega-cap brands, which do not meet the Fund’s investment criteria, detracted from relative performance as investors moved away from growth stocks during the first and second quarters. For example, the Fund holds underweight positions in two global tech giants, whose stock prices rose over the period. However, the firms were not growing fast enough to merit a larger investment from the Fund. In addition, an underweight position in the consumer staples sector slightly detracted from the Fund’s relative performance.*

The Fund’s holdings in a chain of national auto parts stores, a discount retailer and a hotel company were among the larger positive contributors to relative performance. Additionally, overweight holdings of two pharmaceutical companies as well as oversized positions in two railroads and a regional airline boosted relative returns. The Fund’s overweight holdings in a social media tech company and a credit card company also played a role.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
[2]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory. Investors cannot invest directly in an index.

1

AZL® Wells Fargo Large Cap Growth Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of large-capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

The Fund is subject to the risk that principal values reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2014

	6 Month	Since Inception (4/25/14)
AZL® Wells Fargo Large Cap Growth Fund	5.43%	12.70%
Russell 1000® Growth Index	6.34%	13.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Wells Fargo Large Cap Growth Fund	1.15%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager voluntarily reduced the management fee to 0.70%. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 1.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Wells Fargo Large Cap Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Wells Fargo Large Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Wells Fargo Large Cap Growth Fund	$1,000.00	$1,054.30	$4.97	0.96%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Wells Fargo Large Cap Growth Fund	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	27.1%
Consumer Discretionary	26.0
Health Care	15.4
Industrials	12.4
Financials	6.2
Materials	4.2
Consumer Staples	4.2
Energy	4.2

Total Common Stocks	99.7
Securities Held as Collateral for Securities on Loan	8.4
Money Market	0.4

Total Investment Securities	108.5
Net other assets (liabilities)	(8.5)

Net Assets	100.0%

3

AZL Wells Fargo Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (99.7%):
Aerospace & Defense (2.4%):
7,140	Boeing Co. (The)	$928,057
2,590	Precision Castparts Corp.	623,879
7,420	United Technologies Corp.	853,300

		2,405,236

Air Freight & Logistics (1.0%):
8,810	United Parcel Service, Inc., Class B	979,408

Airlines (0.8%):
18,400	Southwest Airlines Co.	778,688

Auto Components (0.6%):
7,930	Delphi Automotive plc	576,670

Biotechnology (9.2%):
14,350	Alexion Pharmaceuticals, Inc.*	2,655,180
5,600	Biogen Idec, Inc.*	1,900,920
14,900	Celgene Corp.*	1,666,714
14,500	Gilead Sciences, Inc.*	1,366,770
4,480	Regeneron Pharmaceuticals, Inc.*	1,837,920

		9,427,504

Capital Markets (2.7%):
4,180	Ameriprise Financial, Inc.	552,805
9,730	Northern Trust Corp.	655,802
44,000	TD Ameritrade Holding Corp.	1,574,320

		2,782,927

Chemicals (4.2%):
14,550	Ecolab, Inc.	1,520,766
5,630	Monsanto Co.	672,616
15,920	Praxair, Inc.	2,062,595

		4,255,977

Commercial Services & Supplies (0.6%):
14,520	Tyco International plc	636,847

Communications Equipment (1.2%):
16,610	QUALCOMM, Inc.	1,234,621

Consumer Finance (3.1%):
17,720	American Express Co.	1,648,669
22,220	Discover Financial Services	1,455,188

		3,103,857

Energy Equipment & Services (1.3%):
14,940	Schlumberger, Ltd.	1,276,025

Food & Staples Retailing (2.2%):
15,980	Costco Wholesale Corp.	2,265,165

Health Care Equipment & Supplies (1.3%):
12,810	Covidien plc	1,310,207

Health Care Providers & Services (2.7%):
12,500	AmerisourceBergen Corp.	1,127,000
24,600	Cerner Corp.*	1,590,636

		2,717,636

Hotels, Restaurants & Leisure (6.4%):
2,310	Chipotle Mexican Grill, Inc.*	1,581,218
15,790	Hilton Worldwide Holdings, Inc.*	411,961

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
18,000	Marriott International, Inc., Class A	$1,404,540
20,680	Starbucks Corp.	1,696,793
9,610	Wynn Resorts, Ltd.	1,429,584

		6,524,096

Household Products (0.9%):
13,000	Colgate-Palmolive Co.	899,470

Industrial Conglomerates (2.0%):
7,170	3M Co.	1,178,174
10,480	Danaher Corp.	898,241

		2,076,415

Internet & Catalog Retail (2.3%):
4,010	Amazon.com, Inc.*	1,244,503
770	Netflix, Inc.*	263,040
720	Priceline.com, Inc.*	820,951

		2,328,494

Internet Software & Services (7.7%):
10,690	Akamai Technologies, Inc.*	673,042
33,840	Facebook, Inc., Class A*	2,640,196
4,230	Google, Inc., Class C*	2,226,672
4,260	Google, Inc., Class A*	2,260,612

		7,800,522

IT Services (6.4%):
9,300	Accenture plc, Class A	830,583
5,350	Alliance Data Systems Corp.*	1,530,368
27,000	MasterCard, Inc., Class A	2,326,320
7,130	Visa, Inc., Class A	1,869,486

		6,556,757

Media (3.6%):
30,000	CBS Corp., Class B	1,660,200
21,440	Pandora Media, Inc.*	382,275
17,100	Walt Disney Co. (The)	1,610,649

		3,653,124

Multiline Retail (3.9%):
35,180	Dollar Tree, Inc.*	2,475,968
18,420	Nordstrom, Inc.	1,462,364

		3,938,332

Oil, Gas & Consumable Fuels (2.9%):
8,800	Antero Resources Corp.*	357,104
12,360	Concho Resources, Inc.*	1,232,910
9,190	Pioneer Natural Resources Co.	1,367,932

		2,957,946

Personal Products (1.1%):
14,430	Estee Lauder Co., Inc. (The), Class A	1,099,566

Pharmaceuticals (2.2%):
9,630	Merck & Co., Inc.	546,888
10,210	Perrigo Co. plc	1,706,704

		2,253,592

Continued

4

AZL Wells Fargo Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Real Estate Investment Trusts (REITs) (0.4%):
4,590	American Tower Corp.	$453,722

Road & Rail (3.9%):
7,330	Kansas City Southern Industries, Inc.	894,480
8,440	Norfolk Southern Corp.	925,108
18,130	Union Pacific Corp.	2,159,827

		3,979,415

Semiconductors & Semiconductor Equipment (3.3%):
18,960	Arm Holdings plc, ADR	877,848
30,160	Microchip Technology, Inc.	1,360,517
22,350	Texas Instruments, Inc.	1,194,943

		3,433,308

Software (5.9%):
9,450	Adobe Systems, Inc.*	687,016
41,420	Microsoft Corp.	1,923,959
25,270	Salesforce.com, Inc.*	1,498,764
16,500	ServiceNow, Inc.*	1,119,525
12,540	Splunk, Inc.*	739,233

		5,968,497

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Specialty Retail (5.2%):
28,590	CarMax, Inc.*	$1,903,522
8,830	O’Reilly Automotive, Inc.*	1,700,835
22,000	Tractor Supply Co.	1,734,040

		5,338,397

Technology Hardware, Storage & Peripherals (2.6%):
23,620	Apple, Inc.	2,607,176

Textiles, Apparel & Luxury Goods (4.0%):
22,390	Nike, Inc., Class B	2,152,799
26,260	V.F. Corp.	1,966,874

		4,119,673

Trading Companies & Distributors (1.7%):
6,710	W.W. Grainger, Inc.	1,710,312

Total Common Stocks (Cost $89,618,093)		101,449,582

Securities Held as Collateral for Securities on Loan (8.4%):
$8,569,423	Allianz Variable Insurance Products Securities Lending Collateral Trust(b)	8,569,423

Total Securities Held as Collateral for Securities on Loan (Cost $8,569,423)		8,569,423

Unaffiliated Investment Company (0.4%):
403,642	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	403,642

Total Unaffiliated Investment Company (Cost $403,642)		403,642

Total Investment Securities (Cost $98,591,158)(b) — 108.5%		110,422,647
Net other assets (liabilities) — (8.5)%		(8,682,976)

Net Assets — 100.0%		$101,739,671

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

*	Non-income producing security.
^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $8,380,697.
(a)	The rate represents the effective yield at December 31, 2014.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.
(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

See accompanying notes to the financial statements.

5

AZL Wells Fargo Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$98,591,158

Investment securities, at value*	$110,422,647
Interest and dividends receivable	69,035
Prepaid expenses	893

Total Assets	110,492,575

Liabilities:
Payable for investments purchased	64,020
Payable for capital shares redeemed	27,806
Payable for collateral received on loaned securities	8,569,423
Manager fees payable	60,647
Administration fees payable	2,430
Distribution fees payable	21,659
Custodian fees payable	2,288
Administrative and compliance services fees payable	430
Trustee fees payable	9
Other accrued liabilities	4,192

Total Liabilities	8,752,904

Net Assets	$101,739,671

Net Assets Consist of:
Capital	$90,079,559
Accumulated net investment income/(loss)	68,566
Accumulated net realized gains/(losses) from investment transactions	(239,943)
Net unrealized appreciation/(depreciation) on investments	11,831,489

Net Assets	$101,739,671

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,027,024
Net Asset Value (offering and redemption price per share)	11.27

*	Includes securities on loan of $8,380,697.

Statement of Operations

For the Period Ended December 31, 2014(a)

Investment Income:
Dividends	$677,168
Income from securities lending	5,205

Total Investment Income	682,373

Expenses:
Manager fees	545,733
Administration fees	5,820
Distribution fees	170,541
Custodian fees	5,295
Administrative and compliance services fees	925
Trustee fees	3,799
Professional fees	5,712
Shareholder reports	1,499
Other expenses	1,391

Total expenses before reductions	740,715
Less expenses voluntarily waived/reimbursed by the Manager	(68,216)

Net expenses	672,499

Net Investment Income/(Loss)	9,874

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(239,943)
Change in net unrealized appreciation/depreciation on investments	11,831,489

Net Realized/Unrealized Gains/(Losses) on Investments	11,591,546

Change in Net Assets Resulting From Operations	$11,601,420

(a)	For the period April 28, 2014 (commencement of operations) to December 31, 2014

See accompanying notes to the financial statements.

6

Statement of Changes in Net Assets

AZL Wells Fargo Large Cap Growth Fund
April 28, 2014 to December 31, 2014(a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$9,874
Net realized gains/(losses) on investment transactions	(239,943)
Change in unrealized appreciation/depreciation on investments	11,831,489

Change in net assets resulting from operations	11,601,420

Capital Transactions:
Proceeds from shares issued	97,277,902
Value of shares redeemed	(7,139,651)

Change in net assets resulting from capital transactions	90,138,251

Change in net assets	101,739,671
Net Assets:
Beginning of period	—

End of period	$101,739,671

Accumulated net investment income/(loss)	$68,566

Share Transactions:
Shares issued	9,680,346
Shares redeemed	(653,322)

Change in shares	9,027,024

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

7

AZL Wells Fargo Large Cap Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	April 28, 2014 to December 31, 2014(a)
Net Asset Value, Beginning of Period	$10. 00

Investment Activities:
Net Investment Income/(Loss)	—	(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.27

Total from Investment Activities	1.27

Net Asset Value, End of Period	11.27

Total Return(c)	12.70	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$101,740
Net Investment Income/(Loss)(e)	0.01%
Expenses Before Reductions(e) (f)	1.09%
Expenses Net of Reductions(e)	0.99%
Portfolio Turnover Rate	24	%(d)

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

8

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 31 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Wells Fargo Large Cap Growth Fund (the “Fund”), and 30 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $4.1 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $514 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Wells Capital Management Incorporated (“Wells Capital”), Wells Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Wells Fargo Large Cap Growth Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $742 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$101,449,582	$—	$101,449,582
Securities Held as Collateral for Securities on Loan	—	8,569,423	8,569,423
Unaffiliated Investment Company	403,642	—	403,642

Total Investment Securities	$101,853,224	$8,569,423	$110,422,647

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

11

AZL Wells Fargo Large Cap Growth Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Wells Fargo Large Cap Growth Fund	$111,785,897	$21,927,861

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $98,598,410. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,848,123
Unrealized depreciation	(2,023,886)

Net unrealized appreciation/(depreciation)	$11,824,237

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Wells Fargo Large Cap Growth Fund	$232,691	$—	$232,691

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Wells Fargo Large Cap Growth Fund	$68,566	$—	$(232,691)	$11,824,237	$11,660,112

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2014, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Wells Fargo Large Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period April 28, 2014 to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period April 28, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreements were approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

15

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, 11 Funds were in the top 40%, nine were in the middle 20% and five were in the bottom 40%, and for the one year period ended June 30, 2014, nine Funds were in the top 40%, 11 were in the middle 20%, and eight were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2014, nine Funds were in the top 40%, six were in the middle 20%, and six were in the bottom 40%. At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 30 Funds reviewed by the Board of Trustees in the fall of 2014, 25 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2014 for the 30 Funds was as follows: (1) 27 of the Funds had total expense rankings below the 65th percentile (with 19 Funds below the 50th percentile); (2) the AZL Russell 1000 Value Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; (3) the AZL International Index Fund had a total expense ranking in the 66th percentile; the Manager reported that there is only a limited peer group for such Fund; and (4) the AZL Morgan Stanley Global Real Estate Fund had a total expense ranking in the 66th percentile; it was reported by the Manager that there is only a limited peer group for such Fund, and such Fund is the third smallest in its peer group.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on the profitability for the Subadviser which is affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

16

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $8.0 billion, and that no single non-money market Fund had assets in excess of $625 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman,Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years.	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003.	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999.	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012.	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002.	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001.	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999.	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present.	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010.	43	None

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Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1214 2/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of

Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2014	2013
(a) Audit Fees	$403,000	$370,000
(b) Audit-Related Fees	$8,500	$11,500

Audit-related fees for both years relate to the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”). Audit-related fees for 2013 also include the consent for issuance of one Form N-14 filing.

	2014	2013
(c) Tax Fees	$93,000	$68,975

Tax fees for both years relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2014	2013
(d) All Other Fees	$0	$0

4(e)(1) The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2) During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f) Not applicable

	2014	2013
4(g)	$101,500	$80,475

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date March 5, 2015

By (Signature and Title)	/s/ Steve Rudden
Steve Rudden, Treasurer

Date March 5, 2015